UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10027

STATE FARM MUTUAL FUND TRUST

(Exact name of registrant as specified in charter)

One State Farm Plaza Bloomington, IL	61710-0001
(Address of principal executive offices)	(Zip code)

Alan Goldberg
Paul J. Smith	Stradley Ronon Stevens & Young, LLP
One State Farm Plaza	191 North Wacker Dr, Suite 1601
Bloomington, Illinois 61710-0001	Chicago, Illinois 60606
(Names and addresses of agents for service)

Registrant’s telephone number, including area code: 1-800-447-4930

Date of fiscal year end: 12/31/2016

Date of reporting period: 12/31/2016

ITEM 1.	REPORTS TO STOCKHOLDERS.

December 31, 2016
Class A Shares
Class B Shares
Premier Shares
Legacy Class B Shares
Institutional Shares
Class R-1, R-2 and R-3 Shares
State Farm Equity Fund
State Farm Small/Mid Cap Equity Fund
State Farm International Equity Fund
State Farm S&P 500 Index Fund
State Farm Small Cap Index Fund
State Farm International Index Fund
State Farm Equity and Bond Fund
State Farm Bond Fund
State Farm Tax Advantaged Bond Fund
State Farm Money Market Fund
State Farm LifePath® Retirement Fund
State Farm LifePath 2020 Fund
State Farm LifePath 2030 Fund
State Farm LifePath 2040 Fund
State Farm LifePath 2050 Fund
State Farm Mutual Fund Trust
ANNUAL REPORT
To enroll in electronic delivery of mutual funds documents, log into your account at statefarm.com®, click on Profile and Preferences, and scroll down to Edit My Preferences. Follow the prompts to update your paperless options.

Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown in this report. Obtain total returns for the Funds current to the most recent month-end at statefarm.com in the Mutual Funds section under the Finances tab or by calling our Mutual Funds Response Center at 1-800-447-4930.

Before investing, consider the Funds’ investment objectives, risks, charges and expenses. Contact State Farm VP Management Corp. (1-800-447-4930) for a prospectus or summary prospectus containing this and other information. Read it carefully.

Investing involves risk, including potential for loss.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, are available without charge upon request at 1-800-447-4930 and at sec.gov.

The Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds make the information on Form N-Q available to shareholders upon request without charge at 1-800-447-4930.

Any website referenced in this report is an inactive textual reference only, and information contained in or otherwise accessible through that website does not form a part of, and is not incorporated by reference into, this report.

The Funds may send one copy of each annual report, semi-annual report, prospectus, and proxy statement to an address shared by more than one shareholder, a practice commonly referred to as “householding” delivery of these documents. If the Fund documents you receive are being householded but you would like to receive individual copies of these documents, contact us to request individual delivery by writing to State Farm Investment Management Corp., P.O. Box 219548, Kansas City, Missouri 64121-9548 or by calling us at 1-800-447-4930. We will begin sending individual copies within 30 days after we receive notice that you have revoked your consent.

State Farm LifePath Funds are target-date portfolios that provide a diversified exposure to equities, fixed income, and/or cash for those investors who have a specific date in mind (in this case years 2020, 2030, 2040, or 2050) for retirement or another goal. The target date is the approximate date when investors plan to start withdrawing assets. The investment objectives of each LifePath Fund are adjusted over time to become more conservative as the target date approaches. The principal value of the LifePath Fund(s) is not guaranteed at any time, including at the target date.

Automatic Investment Plan (AIP)1

State Farm Mutual Funds allow you to make regular investments in a Fund with an Automatic Investment Plan through an electronic transfer of funds from your bank/credit union account. If you wish to begin an Automatic Investment Plan, the minimum amount required for initial investment is $1,000 per Fund and subsequent investments is $50. Please consider signing up today for AIP by contacting the State Farm Mutual Funds Response Center at 1-800-447-4930 for assistance.

Electronic Delivery

As a State Farm Mutual Funds shareholder, we wish to remind you that you can elect to have future Annual Reports, Semi-Annual Reports, Prospectuses, statements, and tax forms delivered electronically rather than receiving large, bulky paper reports through the mail. This is a great way to help reduce internal fund costs related to printing and mailing these materials as well as a way to be environmentally friendly. Please consider signing up for electronic delivery today by going on statefarm.com or contacting the Mutual Funds Response Center at 1-800-447-4930 for assistance.

Service is only a phone call away

Contact your local Registered State Farm Agent or call our Mutual Funds Department toll free, at 1-800-447-4930.

Fund prices are available to you 24 hours a day, 7 days a week.

Mutual Funds Response Center Representatives are available 8 a.m.–6 p.m. Central Time Monday through Friday (except holidays)

1-800-447-4930

Visit our website at statefarm.com

State Farm VP Management Corp.

(Underwriter and Distributor of Securities Products)

One State Farm Plaza

Bloomington, Illinois 61710-0001

1-800-447-4930

1	Automatic investment plans do not assure a profit or protect against loss.

Message to Shareholders of State Farm Mutual Fund Trust

Dear Shareholders,

Thank you for investing with State Farm Mutual Funds®. Enclosed is the Annual Report for the 12-month period ended December 31, 2016, for the State Farm Mutual Fund Trust (“the Trust”). We encourage your review and consideration of this entire report.

State Farm Investment Management Corp. has consistently maintained a long-term, disciplined approach to managing investment risk and providing competitive investment products that can help you, our valued shareholder, with your investment goals.1 We believe individuals increase their chance for investment success by remaining focused on their long-term goals and maintaining an appropriate asset allocation mix.2 As always, your registered State Farm agent is available to discuss your financial needs and risk tolerance.

Market Review

During 2016, U.S. and international equity markets as well as U.S. fixed income markets generated positive total returns.

Large cap U.S. stocks (as represented by the S&P 500® Index3) achieved an 11.96% total return for the period, as a 2.42% dividend yield added to a price gain of 9.54%. Mid-cap stocks (as represented by the Russell Midcap Index4) and small cap stocks (as represented by the Russell 2000® Index5) delivered total returns of 13.80% and 21.31%, respectively. Positive factors influencing U.S. markets during this time included a continuing trend of generally subdued inflation, accommodative global central bank policy, generally positive employment gains, and continued growth - albeit modest - in U.S. Gross Domestic Product (GDP). In addition, continued low interest rates and a strong year in merger-and-acquisition activity also helped drive a rise in some individual stock prices and overall market valuations.

Major Market Indices	1-year Total Return as of 12/31/2016
S&P 500 Index	11.96%
Russell MidCap Index	13.80%
Russell 2000 Index	21.31%
MSCI EAFE Free Index	1.00%
MSCI All Country World Index ex-U.S. Index	4.50%
MSCI Emerging Markets Index	11.19%
Bloomberg Barclays U.S. Aggregate Bond Index	2.65%
Bloomberg Barclays Municipal Bond Index	0.25%

After starting the year at a price level of 2,044, the S&P 500 Index staged an uneven decline through the beginning of February as plunging commodity prices and China’s slowing economic growth stoked speculation about a possible global recession. Also, U.S. corporate profits remained constrained early in the year, with the relative strength of the U.S. dollar continuing to provide a headwind for large-cap multi-national companies. Despite this challenging environment, the U.S. economy managed to post a 0.8% increase to GDP during the first quarter (January - March). After recording a period low of 1,829 on February 11, 2016, equities made an upward, albeit irregular march into early June, sustained by pockets of global economic growth, positive U.S. labor reports, improving crude oil fundamentals, and continued easy-money policy support from global central banks. During this rebound, the current U.S. bull market rally - which began in March 2009 - entered its eighth year, making it the second longest bull market in history.

1	Investing involves risk, including potential for loss.

2	Asset allocation cannot guarantee a profit or protect against a loss in a declining market.

3	Source: Standard & Poor’s. The S&P 500 Index is a capitalization-weighted measure of common stocks of 500 large U.S. companies. It is not possible to invest directly in an index. Past performance does not guarantee future results.

4	Source: Bloomberg. The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities of the Russell 1000 Index based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies. It is not possible to invest directly in an index. Past performance does not guarantee future results.

5	Source: Bloomberg. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 8% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities of the Russell 3000 Index based on a combination of their market cap and current index membership. The stocks of small companies are more volatile than the stocks of larger, more established companies. It is not possible to invest directly in an index. Past performance does not guarantee future results.

Message to Shareholders of State Farm Mutual Fund Trust (continued)

Late June brought the “Brexit” surprise to the markets with the United Kingdom’s referendum vote to leave the European Union. However, U.S. equities quickly recovered from their Brexit shock and - buoyed by additional signs of strength in the U.S. economy and a cautious Federal Reserve (the “Fed”) - recorded seven new closing price highs in July and another three in August. In addition, during this time the U.S. stock market registered its least volatile 30-day period (late July thru late August) in more than 20 years.

As U.S. economic growth accelerated in September - U.S. GDP would ultimately show a 3.5% increase for the third quarter (July - September) - investors upended market winners and losers. Rotating out of defensive sectors like telecommunications and utilities - whose dividend-yielding securities were sought out earlier in the year - investors moved into cyclical and growth stocks within the energy, technology and financial sectors. As the markets turned their attention to the November U.S. election, volatility returned. U.S. equities notched a nine-day losing streak in late October and into early November - their longest such slide since 1980 - as investors grew cautious heading into the U.S. election. The S&P 500 Index proceeded to set multiple closing price highs in late November and into December - logging a new record high of 2,272 on December 13, 2016 - as investors generally cheered the potential pro-growth impacts of deregulation, corporate tax reform, and fiscal stimulus anticipated from a Donald Trump administration, before ending the one-year period at 2,239.

International equities markets, as represented by the MSCI EAFE Free® Index and the MSCI All Country World Index (ACWI) ex-U.S. Index, provided total returns for the year of 1.00% and 4.50%, respectively. Within the MSCI EAFE Free Index, New Zealand was the strongest performing market, rising 18.37%, while Israel finished 2016 as the weakest performing market within the MSCI EAFE Free Index, decreasing –24.87%. Japan, the largest country weighting in the MSCI EAFE Free Index, rose 2.38%. Meanwhile, the MSCI Emerging Markets Index rebounded with a 11.19% gain for the one-year period ended December 31, 2016.6 Brazil’s 66.24% total return led emerging market countries performance for the year, while Greece posted a –12.13% loss to finish as that index’s worst performer during 2016.7

Within currency markets, during the year the U.S. dollar reached a 14-year high relative to the euro while increasing approximately 3.2% versus the euro by period end. The dollar also rose approximately 19.4% against the British pound, with a majority of that gain occurring after the Brexit referendum vote in late June. Meanwhile, despite the Bank of Japan’s monetary easing policy measures, the Japanese yen strengthened against most other currencies, including the dollar, which depreciated approximately –2.7% relative to the yen.

Meanwhile, for bond investors, those potential pro-growth Trump policies and signs of an improving U.S. economy brought an increase in interest rates during the second half of the fiscal year. The resulting bond price declines, however, were offset by bond coupon income and among major indices, the Bloomberg Barclays U.S. Aggregate Bond Index recorded a total return of 2.65%, while the Bloomberg Barclays Municipal Bond Index experienced a 0.25% gain for the one-year period.8

As the chart below shows, 2-year and 10-year U.S. Treasury yields generally declined through early February as investors reacted to the early-period global growth concerns. Those particular Treasury yields subsequently made a series of up-and-down movements into June on changing views of inflation expectations, before declining in early July following the Brexit vote. While the U.K.’s referendum vote and continued global easy monetary policy had the effect of keeping U.S. Treasury yields in check, from those early-July period lows, investors pushed the 2-year and 10-year yields through uneven climbs through the U.S. election day (November 8, 2016). Those Treasury yields jumped the following day and subsequently set period highs later in November and into December, as investors generally welcomed the potential pro-growth impacts anticipated from a Trump presidency and digested strong third-quarter U.S. economic data and signs of higher inflation. After starting January 2016 at 2.27%, 10-year yields set a new record low of 1.37% in early July before reaching a period high of 2.60% on December 16, 2016, and eventually closing out the fiscal year at 2.45%. Two-year U.S. Treasury yields began the period at 1.06%, realized a period low of 0.56% in July and period high of 1.29% in December, and finished the year at 1.20%.

6	Source: Bloomberg. The MSCI Europe, Australasia and Far East Free (EAFE Free) Index currently measures the performance of stock markets of Europe, Australia, New Zealand, Israel, and the Far East. The MSCI All Country World Index (ex-U.S.) (MSCI ACWI ex-U.S. Index) is a free float adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets, excluding the United States. As of December 31, 2016, the MSCI ACWI ex-U.S. Index consisted of 45 developed and emerging market country indices. The MSCI Emerging Markets Index is a float-adjusted market capitalization index designed to measure equity market performance in global emerging markets. Foreign securities involve risks not normally associated with investing in the U.S. including higher trading and custody costs, less stringent accounting, legal and reporting practices, potential for political and economic instability, and the fluctuation and potential regulation of currency exchange and exchange rates, all of which are magnified in emerging markets. It is not possible to invest directly in an index. Past performance does not guarantee future results.

7	Returns are reported in U.S. dollar terms for the MSCI EAFE Free Index, MSCI ACWI ex-US Index, and MSCI Emerging Markets Index.

8	Source: Bloomberg. The Bloomberg Barclays U.S. Aggregate Bond Index represents debt securities in the U.S. investment grade fixed rate taxable bond market, including government and corporate debt securities, mortgage pass-through debt securities and asset-backed debt securities with maturities greater than one year. The Bloomberg Barclays Municipal Bond Index is representative of the tax-exempt bond market and is made up of investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year. Bonds have historically been less volatile than stocks, but are sensitive to changes in interest rates. It is not possible to invest directly in an index. Past performance does not guarantee future results.

Message to Shareholders of State Farm Mutual Fund Trust (continued)

Coming on the heels of the Fed’s first interest rate hike since 2006 - a 0.25% increase in December 2015 - 3-month U.S. Treasury yields began January 2016 at their lowest point (0.16%) for the one-year period. After climbing to no higher than 0.36% through the first eight months of the year, 3-month Treasury yields jumped over 30 basis points from mid-September through mid-November, as investors responded to signals from the Fed that it would initiate another rate increase in December 2016. Consequently, when the Fed did move forward on another interest rate hike in December, the impact to short-term yields was relatively muted. After establishing a period high of 0.55% in mid-November and then again in December, 3-month Treasury yields settled down to close out the year at 0.51%.9

Source: The U.S. Department of the Treasury (treasury.gov)

Despite the positive total returns for most bond-oriented indices, it is important to remember the risk that is present when investing, even in bond funds. Investing involves risk, including a potential for loss.

On behalf of the entire State Farm Mutual Funds team, thank you for your continued business and allowing us to serve your investment needs.

Sincerely,

Joe R. Monk Jr.
Senior Vice President
State Farm Investment Management Corp.

9	Source: The U.S. Department of the Treasury. A 3-month U.S. Treasury Bill is a debt obligation issued by the U.S. Treasury that has a term of 92 days or less. A 2-year U.S. Treasury Note and a 10-year U.S. Treasury Note are debt obligations issued by the U.S. Treasury with maturities of 2 and 10 years, respectively, and that pay interest every six months. U.S. Treasury securities are backed by the full faith and credit of the U.S. government and are guaranteed only as to the prompt payment of principal and interest, and are subject to market risks if sold prior to maturity. Bonds have historically been less volatile than stocks, but are sensitive to changes in interest rates. Past performance does not guarantee future results.

State Farm Equity Fund Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Equity Fund (the “Fund”) is sub-advised by Bridgeway Capital Management, Inc. (“Bridgeway”) and Westwood Management Corp. (“Westwood”). Bridgeway and Westwood each manage approximately one-half of the Fund’s assets. State Farm Investment Management Corp. monitors the performance of the sub-advisers and the split of the Fund’s portfolio between the sub-advisers. The benchmark for the Fund is the S&P 500 Index (the “Index”).

The Fund seeks long-term growth of capital. In doing so, the Fund invests primarily in stocks of U.S. companies with large capitalizations. Bridgeway defines “large stocks” as the largest 1,000 U.S. companies as measured by market capitalization (stock market worth). Westwood defines large capitalization companies as those companies with market capitalizations generally greater than $5 billion at the time of purchase.

Bridgeway selects stocks using its proprietary, quantitative investment models to identify stocks within the large-cap growth category for the Fund. Growth stocks are those that Bridgeway believes have above average prospects for economic growth. Westwood invests in a portfolio of seasoned companies utilizing a value style of investing in which it chooses those stocks that Westwood believes have earnings prospects that are currently undervalued by the market relative to some financial measure of worth such as the ratio of price to earnings, price to sales or price to cash flow. Westwood defines seasoned companies as those that generally have been operating for at least three years.

Describe the relevant market environment as it related to the Fund for the reporting period.

Positive factors influencing U.S. equity markets during this time included a continuing trend of generally subdued inflation, accommodative global central bank policy, generally positive employment gains, and continued growth - albeit modest - in U.S. Gross Domestic Product (GDP). In addition, continued low interest rates and a strong year in merger-and-acquisition activity also helped drive a rise in some individual stock prices and overall market valuations.

U.S. equities (as represented by the Index) staged an uneven decline through the beginning of February as plunging commodity prices and China’s slowing economic growth stoked speculation about a possible global recession. Also, U.S. corporate profits remained constrained early in the year, with the relative strength of the U.S. dollar continuing to provide a headwind for large-cap multi-national companies. Despite this challenging environment, the U.S. economy managed to post a 0.8% increase to GDP during the first quarter (January - March). In mid-February, equities began an upward, albeit irregular march into early June, sustained by pockets of global economic growth, positive U.S. labor reports, improving crude oil fundamentals, and continued easy-money policy support from global central banks. During this rebound, the current U.S. bull market rally - which began in March 2009 - entered its eighth year, making it the second longest bull market in history.

Late June brought the “Brexit” surprise to the markets with the United Kingdom’s referendum vote to leave the European Union. However, U.S. equities quickly recovered from their Brexit shock, buoyed in part by additional signs of strength in the U.S. economy and a cautious Federal Reserve (the “Fed”). As U.S. economic growth accelerated in September - U.S. GDP would ultimately show a 3.5% increase for the third quarter (July - September) - investors upended market winners and losers. Rotating out of defensive sectors like telecommunications and utilities - whose dividend-yielding securities were sought out earlier in the year - investors moved into cyclical and growth stocks within the energy, technology and financial sectors. As the markets turned their attention to the November U.S. election, volatility returned. The Index notched a nine-day losing streak in late October and into early November - its longest such slide since 1980 - as investors grew cautious heading into the U.S. election. However, after the election equities staged an uneven climb through year end as investors reacted to positive economic news and generally cheered the potential pro-growth impacts of deregulation, corporate tax reform, and fiscal stimulus anticipated from a Donald Trump administration.

Within currency markets, during the year the U.S. dollar reached a 14-year high relative to the euro while increasing approximately 3.2% versus the euro by period end. The dollar also rose approximately 19.4% against the British pound, with a majority of that gain occurring after the Brexit referendum vote in late June. Meanwhile, despite the Bank of Japan’s monetary easing policy measures, the Japanese yen strengthened against most other currencies, including the dollar, which depreciated approximately –2.7% relative to the yen.

In general, commodity prices were volatile throughout the year. Oil prices began January 2016 at around $37 per barrel and ranged between approximately $26 to $54/barrel during the year before ending December 2016 at around $54/barrel, an increase of approximately 45% for the 12-month period. Gold prices began the year at the period low of around $1,060 per troy ounce, reaching the period high of approximately $1,375/oz. in July before ending December 2016 at around $1,150/oz. to record an approximate 8% gain for the 12-month period.

The 12-month total return for the Index was 11.96%. The total return for the period reflected an increase of approximately 1.0% in corporate earnings per share for the Index companies, an expansion of the Index’s price/earnings valuation of approximately 8.5%, and a dividend return of approximately 2.1%. Value stocks, as represented by the Russell 1000 Value Index, produced a total return of 17.34%, outperforming growth stocks, as represented by the Russell 1000 Growth Index, which generated a total return of 7.08%.1

Provide an illustration of the Fund’s investments.

Fund Composition*

*	Illustrated by Sector and based on total net assets as of December 31, 2016. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

1	The Russell 1000 Growth Index is an unmanaged market capitalization-weighted index of growth-oriented stocks of the largest U.S. domiciled companies. It includes those Russell 1000 companies with higher price-to-book ratios and higher expected growth values. The Russell 1000 Value Index is an unmanaged market capitalization-weighted index of value-oriented stocks of the largest U.S. domiciled companies. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

How did the Fund perform during the reporting period?

For the year, Class A shares of the State Farm Equity Fund had a total return of 7.81% without sales charges, compared to an 11.96% total return for the S&P 500 Index. The line graph and table below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the years ended December 31, including applicable sales charges

Fund’s Average Annual Total Return and Value as of December 31, 2016
	1 YEAR	5 YEAR	10 YEAR	Ending Value of a $10,000 Investment**
Class A	2.45%	12.77%	3.06%	$13,512
Class B - conversion to Class A*	1.94%	12.91%	3.05%	$13,504
Class B - conversion to Premier*	1.94%	12.91%	3.06%	$13,517
Premier (previously Legacy Class A)	2.52%	12.81%	3.03%	$13,482
Legacy Class B - conversion to Class A*	4.35%	13.24%	3.27%	$13,792
Legacy Class B - conversion to Premier*	4.35%	13.24%	3.28%	$13,807
Institutional	8.04%	14.20%	3.82%	$14,544
Class R-1	7.40%	13.55%	3.23%	$13,745
Class R-2	7.57%	13.78%	3.43%	$14,012
Class R-3	7.88%	14.15%	3.75%	$14,450

*	Class B and Legacy Class B shares convert to Class A shares after 8 full years, unless the total value of a shareholder’s account(s) is $100,000 or more, then these shares convert to Premier shares. 10 YEAR returns and values reflect the applicable conversion.

**	For a 10 YEAR period.

The performance data quoted represents past performance and does not guarantee future results. Class A and Premier shares values and Class A shares performance on the line graph reflect a maximum sales charge of 5% at initial investment. Performance for the Fund’s other classes may be greater than or less than the line shown for Class A shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 5% for all Class A and Premier shares and for Class B shares at one year; 3% for Legacy Class B shares at one year; and 2% for Class B and Legacy Class B shares at five years. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1	The S&P 500 Index represents an unmanaged group of stocks, tracking the common stock performance of 500 large U.S. companies in the manufacturing, utilities, transportation, and financial industries. Unlike an investment in the Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

During the one-year period ended December 31, 2016, for their respective portions of the Fund, Bridgeway and Westwood generated total returns (before fees and expenses) of 6.41% and 11.86%, respectively. Below are discussions concerning the individual investments made by Bridgeway and Westwood during the course of the reporting period.

Bridgeway Capital Management, Inc. (50.64% of the Fund’s total investments)

The tables below show the securities that were the leading contributors and detractors to Bridgeway’s performance during the year as well as a recap of the top ten holdings within Bridgeway’s portion of the Fund.

The following five holdings represented the largest contributors to Bridgeway’s performance during the year, during which time NVIDIA Corp. posted a triple-digit return while the remaining holdings generated double-digit gains.

Bridgeway - Top 5 Contributors

Security	Sector	% of Bridgeway’s Total Investments as of 12/31/2016
NVIDIA Corp.	Information Technology	2.8%
Ulta Salon, Cosmetics & Fragrance Inc.	Consumer Discretionary	1.9%
Micron Technology Inc.	Information Technology	1.2%
Reinsurance Group of America Inc.	Financials	0.8%
Sysco Corp.	Consumer Staples	1.2%

The largest detractors to Bridgeway’s performance were the following five holdings, with each returning double-digit losses during the period.

Bridgeway - Top 5 Detractors

Security	Sector	% of Bridgeway’s Total Investments as of 12/31/2016
Incyte Corp.*	Health Care	sold
Regeneron Pharmaceuticals Inc.*	Health Care	sold
Gilead Sciences Inc.	Health Care	1.2%
Marathon Petroleum Corp.*	Energy	sold
Allergan PLC*	Health Care	sold

* Sold prior to 12/31/2016. Total return loss referenced is from 1/1/2016 to date sold.

NVIDIA Corp., the largest holding within Bridgeway’s portion of the Fund, posted a triple-digit return for the period. Among the remaining top ten holdings, seven delivered double-digit gains while two holdings (T-Mobile US Inc. and Skyworks Solutions Inc.) produced single-digit losses for the year.

Bridgeway - Top 10 Holdings

Security	Sector	% of Bridgeway’s Total Investments as of 12/31/2016
NVIDIA Corp.	Information Technology	2.8%
Amazon.com Inc.	Consumer Discretionary	2.1%
O’Reilly Automotive Inc.	Consumer Discretionary	2.1%
Southwest Airlines Co.	Industrials	2.0%
Ulta Salon, Cosmetics & Fragrances Inc.	Consumer Discretionary	1.9%
Edwards Lifesciences Corp.	Health Care	1.8%
T-Mobile US Inc.	Telecommunication Services	1.5%
CDW Corp. of Delaware	Information Technology	1.4%
Electronics Arts Inc.	Information Technology	1.4%
Skyworks Solutions Inc.	Information Technology	1.4%

Westwood Management Corp. (49.36% of the Fund’s total investments)

The tables below show the securities that were the leading contributors and detractors to Westwood’s performance during the year as well as a recap of the top ten holdings within Westwood’s portion of the Fund.

The largest contributors to Westwood’s performance during the year were the following five holdings, with each posting double-digit gains during the period.

Westwood - Top 5 Contributors

Security	Sector	% of Westwood’s Total Investments as of 12/31/2016
JPMorgan Chase & Co.	Financials	3.6%
Bank of America Corp.	Financials	3.5%
EOG Resources Inc.	Energy	2.3%
Union Pacific Corp.	Industrials	2.1%
Texas Instruments Inc.	Information Technology	2.0%

The largest detractors to Westwood’s performance were the following five holdings, with each returning double-digit losses for the year.

Westwood - Top 5 Detractors

Security	Sector	% of Westwood’s Total Investments as of 12/31/2016
Marathon Petroleum Corp.*	Energy	sold
CVS Health Corp.	Consumer Staples	2.0%
Invesco Ltd.*	Financials	sold
CIT Group Inc.*	Financials	sold
Cardinal Health Inc.*	Health Care	sold

* Sold prior to 12/31/2016. Total return loss referenced is from 1/1/2016 to date sold.

Six of the top ten largest holdings within Westwood’s portion of the Fund recorded double-digit gains for the period, while three holdings (Wells Fargo & Co., AT&T Inc., The Home Depot Inc.) posted single-digit returns and one (Abbott Laboratories) delivered a double-digit loss.

Westwood - Top 10 Holdings

Security	Sector	% of Westwood’s Total Investments as of 12/31/2016
Wells Fargo & Co.	Financials	3.7%
JPMorgan Chase & Co.	Financials	3.6%
Bank of America Corp.	Financials	3.5%
AT&T Inc.	Telecommunication Services	3.2%
Home Depot Inc., The	Consumer Discretionary	3.0%
Johnson & Johnson	Health Care	2.9%
Abbott Laboratories	Health Care	2.5%
Exxon Mobil Corp.	Energy	2.5%
Chubb Ltd.	Financials	2.3%
EOG Resources Inc.	Energy	2.3%

Financial highlights for this Fund can be found on pages 194-195.

State Farm Small/Mid Cap Equity Fund Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Small/Mid Cap Equity Fund (the “Fund”) is sub-advised by Bridgeway Capital Management, Inc. (“Bridgeway”) and Rainier Investment Management, LLC (“Rainier”). Bridgeway and Rainier each manage approximately one half of the Fund’s assets.

State Farm Investment Management Corp. monitors the performance of the sub-advisers and the split of the Fund’s portfolio between the sub-advisers. The benchmark for the Fund is the Russell 2500 Index (the “Index”).

The Fund seeks long-term growth of capital. In doing so, the Fund invests primarily in small- and mid-capitalization stocks issued by U.S. companies. An allocation to small- and mid-cap stocks allows for investment exposure to some companies in the earlier stages of development relative to more mature, larger capitalization companies. Bridgeway primarily invests in stocks whose market capitalization (stock market value) falls within the range of the Russell 2000 Index, an unmanaged, market value weighted index, which measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. Rainier primarily invests in U.S. companies with market capitalizations within the range of companies included in the Russell Midcap Index, a subset of approximately 800 of the smallest companies included in the Russell 1000 Index, which measures the performance of the largest 1,000 companies in the market.

Bridgeway selects stocks using its proprietary, quantitative investment models to identify small- and mid-cap “value” stocks. Bridgeway defines a “value” stock as one that it believes is priced cheaply relative to some financial measures of worth, such as the ratio of price to earnings, price to sales, or price to cash flow. In selecting common stock for purchase by the Fund, Rainier emphasizes companies that it believes are likely to demonstrate superior business growth relative to their peers and whose equities are selling at attractive relative valuations.

Describe the relevant market environment as it related to the Fund for the reporting period.

Positive factors influencing U.S. equity markets during this time included a continuing trend of generally subdued inflation, accommodative global central bank policy, generally positive employment gains, and continued growth - albeit modest - in U.S. Gross Domestic Product (GDP). In addition, continued low interest rates and a strong year in merger-and-acquisition activity also helped drive a rise in some individual stock prices and overall market valuations.

U.S. equities (as represented by the S&P 500 Index) staged an uneven decline through the beginning of February as plunging commodity prices and China’s slowing economic growth stoked speculation about a possible global recession. Also, U.S. corporate profits remained constrained early in the year, with the relative strength of the U.S. dollar continuing to provide a headwind for large-cap multi-national companies. Despite this challenging environment, the U.S. economy managed to post a 0.8% increase to GDP during the first quarter (January - March). In mid-February, equities began an upward, albeit irregular march into early June, sustained by pockets of global economic growth, positive U.S. labor reports, improving crude oil fundamentals, and continued easy-money policy support from global central banks. During this rebound, the current U.S. bull market rally - which began in March 2009 - entered its eighth year, making it the second longest bull market in history.

Late June brought the “Brexit” surprise to the markets with the United Kingdom’s referendum vote to leave the European Union. However, U.S. equities quickly recovered from their Brexit shock, buoyed in part by additional signs of strength in the U.S. economy and a cautious Federal Reserve (the “Fed”). As U.S. economic growth accelerated in September - U.S. GDP would ultimately show a 3.5% increase for the third quarter (July - September) - investors upended market winners and losers. Rotating out of defensive sectors like telecommunications and utilities - whose dividend-yielding securities were sought out earlier in the year - investors moved into cyclical and growth stocks within the energy, technology and financial sectors. As the markets turned their attention to the November U.S. election, volatility returned. U.S. equities notched a nine-day losing streak in late October and into early November - the longest such slide since 1980 - as investors grew cautious heading into the U.S. election. However, after the election equities staged an uneven climb through year end as investors reacted to positive economic news and generally cheered the potential pro-growth impacts of deregulation, corporate tax reform, and fiscal stimulus anticipated from a Donald Trump administration.

Within currency markets, during the year the U.S. dollar reached a 14-year high relative to the euro while increasing approximately 3.2% versus the euro by period end. The dollar also rose approximately 19.4% against the British pound, with a majority of that gain occurring after the Brexit referendum vote in late June. Meanwhile, despite the Bank of Japan’s monetary easing policy measures, the Japanese yen strengthened against most other currencies, including the dollar, which depreciated approximately –2.7% relative to the yen.

In general, commodity prices were volatile throughout the year. Oil prices began January 2016 at around $37 per barrel and ranged between approximately $26 to $54/barrel during the year before ending December 2016 at around $54/barrel, an increase of approximately 45% for the 12-month period. Gold prices began the year at the period low of around $1,060 per troy ounce, reaching the period high of approximately $1,375/oz. in July before ending December 2016 at around $1,150/oz. to record an approximate 8% gain for the 12-month period.

For the year ended December 31, 2016, the Index posted a total return of 17.59%. Value stocks, as represented by the Russell 2500 Value Index, generated a 25.20% gain, outperforming growth stocks, as represented by the Russell 2500 Growth Index, which experienced a total return of 9.73%.1

Provide an illustration of the Fund’s investments.

Fund Composition*

*	Illustrated by Sector and based on total net assets as of December 31, 2016. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

1	The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

How did the Fund perform during the reporting period?

Class A shares of the State Farm Small/Mid Cap Equity Fund had a total return of 12.41% without sales charges for the one-year period ended December 31, 2016, compared to a total return of 17.59% for the Russell 2500 Index. The line graph and table below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the years ended December 31, including applicable sales charges

Fund’s Average Annual Total Return and Value as of December 31, 2016
	1 YEAR	5 YEAR	10 YEAR	Ending Value of a $10,000 Investment**
Class A	6.77%	10.62%	4.74%	$15,888
Class B - conversion to Class A*	6.69%	10.78%	4.78%	$15,945
Class B - conversion to Premier*	6.69%	10.78%	4.79%	$15,967
Premier (previously Legacy Class A)	6.84%	10.65%	4.75%	$15,898
Legacy Class B - conversion to Class A*	9.04%	11.05%	4.95%	$16,211
Legacy Class B - conversion to Premier*	9.04%	11.05%	4.96%	$16,233
Institutional	12.81%	12.04%	5.54%	$17,151
Class R-1	12.14%	11.41%	4.95%	$16,210
Class R-2	12.28%	11.60%	5.14%	$16,503
Class R-3	12.71%	11.97%	5.48%	$17,052

*	Class B and Legacy Class B shares convert to Class A shares after 8 full years, unless the total value of a shareholder’s account(s) is $100,000 or more, then these shares convert to Premier shares. 10 YEAR returns and values reflect the applicable conversion.

**	For a 10 YEAR period.

The performance data quoted represents past performance and does not guarantee future results. Class A and Premier shares values and Class A shares performance on the line graph reflect a maximum sales charge of 5% at initial investment. Performance for the Fund’s other classes may be greater than or less than the line shown for Class A shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 5% for all Class A and Premier shares and for Class B shares at one year; 3% for Legacy Class B shares at one year; and 2% for Class B and Legacy Class B shares at five years. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1	The Russell 2500 Index measures the performance of the 2,500 smallest securities in the Russell 3000 Index, which represents approximately 20% of the total market capitalization of the Russell 3000 Index. Unlike an investment in the Small/Mid Cap Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

During the one-year period ended December 31, 2016, Bridgeway and Rainier generated portfolio returns (before fees and expenses) of 27.15% and 2.12%, respectively. Below are discussions concerning the performance and individual investments made by Bridgeway and Rainier during the course of the reporting period.

Bridgeway Capital Management, Inc. (53.86% of the Fund’s total investments)

The tables below show the securities that were the leading contributors and detractors to Bridgeway’s performance during the year as well as a recap of the top ten holdings within Bridgeway’s portion of the Fund.

The following five holdings represented the largest contributors to Bridgeway’s performance during the year, with Central Garden & Pet Company and TTM Technologies, Inc. posting triple-digit gains and the remaining holdings providing double-digit returns.

Bridgeway - Top 5 Contributors

Security	Sector	% of Bridgeway’s Total Investments as of 12/31/2016
SkyWest Inc.	Industrials	2.0%
Central Garden & Pet Co. Class A	Consumer Staples	2.0%
TTM Technologies Inc.	Information Technology	1.7%
Sanmina Corp.	Information Technology	2.1%
ACCO Brands Corp.	Industrials	1.7%

The following five holdings were the largest detractors to Bridgeway’s performance, with each recording double-digit losses during the period.

Bridgeway - Top 5 Detractors

Security	Sector	% of Bridgeway’s Total Investments as of 12/31/2016
Heritage Insurance Holdings Inc.*	Financials	sold
Green Plains Inc.*	Energy	sold
Sportsman’s Warehouse Holdings Inc.*	Consumer Discretionary	sold
Alon USA Energy Inc.	Energy	0.6%
Cross Country Healthcare Inc.*	Health Care	sold

* Sold prior to 12/31/2016. Total return loss referenced is from 1/1/2016 to date sold.

Among the top ten largest holdings within Bridgeway’s portion of the Fund, TTM Technologies Inc. and Central Garden & Pet Co. Class A posted triple-digit gains. Advanced Micro Devices Inc., ABM Industries Inc., Acco Brands Corp., Northwest Bancshares Inc., Sanmina Corp., SkyWest Inc. and FCB Financial Holdings Inc. Class A delivered double-digit gains, while American Equity Investment Life Holding Co. generated a single-digit loss for the year.

Bridgeway - Top 10 Holdings

Security	Sector	% of Bridgeway’s Total Investments as of 12/31/2016
Sanmina Corp.	Information Technology	2.1%
Advanced Micro Devices Inc.	Information Technology	2.0%
Central Garden & Pet Co. Class A	Consumer Staples	2.0%
SkyWest Inc.	Industrials	2.0%
ACCO Brands Corp.	Industrials	1.7%
TTM Technologies Inc.	Information Technology	1.7%
Northwest Bancshares Inc.	Financials	1.5%
ABM Industries Inc.	Industrials	1.5%
FCB Financial Holdings Inc. Class A	Financials	1.5%
American Equity Investment Life Holding Co.	Financials	1.4%

Rainier Investment Management, LLC (46.14% of the Fund’s total investments)

The tables below show the securities that were the leading contributors and detractors to Rainier’s performance during the year as well as a recap of the top ten holdings within Rainier’s portion of the Fund.

The following five holdings represented the largest contributors to Rainier’s performance, with each posting double-digit gains during the period.

Rainier - Top 5 Contributors

Security	Sector	% of Rainier’s Total Investments as of 12/31/2016
Vulcan Materials Co.	Materials	0.9%
Burlington Stores Inc.	Consumer Discretionary	0.6%
Prologis Inc.	Real Estate	1.3%
Western Alliance Bancorp	Financials	2.1%
Equinix Inc.	Real Estate	2.3%

The following five holdings were the largest detractors to Rainier’s performance, with each providing double-digit losses during the year.

Rainier - Top 5 Detractors

Security	Sector	% of Rainier’s Total Investments as of 12/31/2016
Acadia Healthcare Company Inc.	Health Care	0.8%
Akorn Inc.*	Health Care	sold
Palo Alto Networks Inc.	Information Technology	0.9%
Perrigo Co. PLC	Health Care	1.3%
Tyler Technologies Inc.	Information Technology	1.4%

* Sold prior to 12/31/2016. Total return loss referenced is from 1/1/2016 to date sold.

Among the top ten largest holdings within Rainier’s portion of the Fund, Equinix Inc., A.O. Smith Corp., Eagle Materials Inc., Western Alliance Bancorp, Snyder’s-Lance Inc. and NuVasive Inc. produced double-digit gains. Mohawk Industries Inc. and The Middleby Corp. delivered single-digit gains, while Brixmor Property Group Inc. and CoStar Group Inc. generated single-digit losses for the year.

Rainier - Top 10 Holdings

Security	Sector	% of Rainier’s Total Investments as of 12/31/2016
Mohawk Industries Inc.	Consumer Discretionary	2.5%
Equinix Inc.	Real Estate	2.3%
A.O. Smith Corp.	Industrials	2.1%
Eagle Materials Inc.	Materials	2.1%
Western Alliance Bancorp	Financials	2.1%
Brixmor Property Group Inc.	Real Estate	1.9%
Middleby Corp., The	Industrials	1.8%
Snyder’s-Lance Inc.	Consumer Staples	1.8%
CoStar Group Inc.	Information Technology	1.8%
NuVasive Inc.	Health Care	1.8%

Financial highlights for this Fund can be found on pages 196-197.

State Farm International Equity Fund Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm International Equity Fund (the “Fund”) is sub-advised by Marsico Capital Management, LLC (“Marsico”) and Northern Cross, LLC (“Northern Cross”). Marsico and Northern Cross each manage approximately one-half of the Fund’s assets. State Farm Investment Management Corp. monitors the performance of the sub-advisers and the split of the Fund’s portfolio between the sub-advisers. The benchmark for the Fund is the MSCI All Country World Index (ACWI) ex-U.S. (the “Index”).

The Fund seeks long-term growth of capital and invests primarily in large cap stocks in developed international markets. Marsico invests its portion of the Fund primarily in foreign equity securities issued by companies that it selects for their long-term growth potential. Northern Cross invests its portion of the Fund primarily in foreign equity securities issued by companies that it believes have the potential for long-term margin expansion.

Marsico may invest its portion of the Fund in an unlimited number of companies of any size throughout the world, and normally invests in the securities of issuers that are economically tied to at least four different foreign countries. In selecting investments for the Fund, Marsico uses an approach that combines ‘top-down’ macroeconomic analysis with ‘bottom-up’ stock selection. Northern Cross focuses on equities priced cheaply relative to some financial measure of worth, such as ratios of price to earnings, price to sales or price to cash flow. Under normal market conditions Northern Cross will invest its portion of the Fund in 60-80 companies with a diversified representation of sectors. In selecting securities for the Fund, Northern Cross gives careful consideration to currency, political stability and other effects of international investing.

The Fund allows investments in emerging or developing markets. As of December 31, 2016, the Fund had 8.10% of total net assets invested in emerging markets.

Describe the relevant market environment as it relates to the Fund for the reporting period.

International equity markets (as represented by the Index) generated a total return of 4.50%, lagging the 11.96% gain produced by U.S. equity markets (as represented by the S&P 500 Index). Within the Index the emerging market country of Brazil was the strongest performer, rising 66.24%, while Israel finished 2016 as the weakest with a total return loss of –24.87%. Meanwhile Japan, the largest country weighting in the Index, gained 2.38%.1

International equities staged an uneven decline through the beginning of February as plunging commodity prices and China’s slowing economic growth stoked speculation about a possible global recession. However, those fears eased somewhat beginning in late winter as investors reacted to improving crude oil fundamentals, pockets of economic growth around the world, and continued easy-money policy support from global central banks. During this time, the European Central Bank (ECB) announced, among other actions, that it would increase its fixed income asset purchases, while the Bank of Japan subsequently followed the ECB’s lead in moving toward a negative deposit rate. This central bank activity helped provide a generally supportive environment for international equities, encouraging investors to seek returns in relatively riskier assets.

Late June brought the “Brexit” surprise, with international stocks tumbling as a result of the United Kingdom’s referendum vote to leave the European Union. Global equities quickly recovered from their Brexit shock though, making an uneven climb from late June through early September. However, later that month the ECB announced it would not add to its existing stimulus measures, which contributed to the Index declining as investors grew concerned about the willingness and ability of central banks to continue providing market support through their quantitative easing programs.

Lingering global economic growth concerns and uncertainty heading into the U.S. presidential election helped push international equities generally lower into November. However, post-election signs of an accelerating U.S. economy combined with the potential pro-growth policies anticipated from a Donald Trump administration spurred reflationary expectations not only in the U.S. but abroad. As a result, beginning in mid-November international stocks staged an upward march to finish positive for the year.

Within currency markets, during the year the U.S. dollar reached a 14-year high relative to the euro while increasing approximately 3.2% versus the euro by period end. The dollar also rose approximately 19.4% against the British pound, with a majority of that gain occurring after the Brexit referendum vote in late June. Meanwhile, despite the Bank of Japan’s monetary easing policy measures, the Japanese yen strengthened against most other currencies, including the dollar, which depreciated approximately –2.7% relative to the yen.

In general, commodity prices were volatile throughout the year. Oil prices began January 2016 at around $37 per barrel and ranged between approximately $26 to $54/barrel during the year before ending December 2016 at around $54/barrel, an increase of approximately 45% for the 12-month period. Gold prices began the year at the period low of around $1,060 per troy ounce, reaching the period high of approximately $1,375/oz. in July before ending December 2016 at around $1,150/oz. to record an approximate 8% gain for the 12-month period.

1	All performance information included in this discussion is reported in U.S. dollar terms.

Provide an illustration of the Fund’s investments.

Fund Composition*

*	Illustrated by Country and based on total net assets as of December 31, 2016. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

**	Represents 13 other countries, each of which represents less than 2% of net assets.

How did the Fund perform during the reporting period?

For the one-year period ended December 31, 2016, Class A shares of the State Farm International Equity Fund had a negative total return of –5.50% without sales charges compared to a total return of 4.50% for the MSCI ACWI ex-U.S. Index. The line graph and table below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the years ended December 31, including applicable sales charges

Fund’s Average Annual Total Return and Value as of December 31, 2016
	1 YEAR	5 YEAR	10 YEAR	Ending Value of a $10,000 Investment**
Class A	-10.26%	3.12%	-1.11%	$8,939
Class B - conversion to Class A*	-10.78%	3.19%	-1.03%	$9,020
Class B - conversion to Premier*	-10.78%	3.19%	-1.01%	$9,037
Premier (previously Legacy Class A)	-10.08%	3.15%	-1.10%	$8,949
Legacy Class B - conversion to Class A*	-8.64%	3.40%	-0.88%	$9,152
Legacy Class B - conversion to Premier*	-8.64%	3.40%	-0.86%	$9,168
Institutional	-5.19%	4.45%	-0.36%	$9,647
Class R-1	-5.73%	3.86%	-0.92%	$9,119
Class R-2	-5.60%	4.04%	-0.73%	$9,298
Class R-3	-5.34%	4.37%	-0.43%	$9,581

*	Class B and Legacy Class B shares convert to Class A shares after 8 full years, unless the total value of a shareholder’s account(s) is $100,000 or more, then these shares convert to Premier shares. 10 YEAR returns and values reflect the applicable conversion.

**	For a 10 YEAR period.

The performance data quoted represents past performance and does not guarantee future results. Class A and Premier shares values and Class A shares performance on the line graph reflect a maximum sales charge of 5% at initial investment. Performance for the Fund’s other classes may be greater than or less than the line shown for Class A shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 5% for all Class A and Premier shares and for Class B shares at one year; 3% for Legacy Class B shares at one year; and 2% for Class B and Legacy Class B shares at five years. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1	The MSCI All Country World Index (ex-U.S.) (MSCI ACWI ex-U.S. Index) is a free float adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets, excluding the United States. As of December 31, 2016, the MSCI AWCI ex-U.S. Index consisted of 45 developed and emerging market country indices. Unlike an investment in the International Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

During the one-year period ended December 31, 2016, for their respective portions of the Fund, Northern Cross generated a positive single-digit return while Marsico posted a single-digit loss (before fees and expenses). Below are discussions concerning individual investments made by Marsico and Northern Cross during the course of the year.

Marsico Capital Management, LLC (48.84% of the Fund’s total investments)

The tables below show the securities that were the leading contributors and detractors to Marsico’s performance during the year as well as a recap of the top ten holdings within Marsico’s portion of the Fund.

The largest contributors to Marsico’s performance were the following five holdings, with each posting double-digit total returns during the period.

Marsico - Top 5 Contributors

Security	Sector	% of Marsico’s Total Investments as of 12/31/2016
Dollarama Inc.	Consumer Discretionary	3.1%
START TODAY Co. Ltd.	Consumer Discretionary	1.7%
Tencent Holdings Ltd.	Information Technology	4.9%
Ono Pharmaceutical Co. Ltd.*	Health Care	sold
Domino’s Pizza Enterprises Ltd.	Consumer Discretionary	3.8%

* Sold prior to 12/31/2016. Total return gain referenced is from 1/1/2016 to date sold.

The largest detractors to Marsico’s performance were the following five holdings, with each posting double-digit losses during the period.

Marsico - Top 5 Detractors

Security	Sector	% of Marsico’s Total Investments as of 12/31/2016
Concordia Healthcare Corp.*	Health Care	sold
Alkermes PLC	Health Care	0.8%
Alibaba Group Holding Ltd. Sponsored ADR	Information Technology	3.6%
NEXT Co. Ltd.	Consumer Discretionary	2.8%
Norwegian Cruise Line Holdings Ltd.	Consumer Discretionary	2.1%

* Sold prior to 12/31/2016. Total return loss referenced is from 1/1/2016 to date sold.

Among the top ten largest holdings within Marsico’s portion of the Fund, ASML Holding NV, Tencent Holdings Ltd., and Domino’s Pizza Enterprises Ltd. all posted double-digit gains for the period, while Element Fleet Management Corp. and Facebook Inc. Class A delivered single-digit returns. InterXion Holding NV and Ryanair Holdings PLC SP ADR generated single-digit losses, while Wirecard AG, Ctrip.com International Ltd. ADR, and Domino’s Pizza Group PLC produced double-digit losses during the period.

Marsico - Top 10 Holdings

Security	Sector	% of Marsico’s Total Investments as of 12/31/2016
ASML Holding NV	Information Technology	5.1%
Tencent Holdings Ltd.	Information Technology	4.9%
Wirecard AG	Information Technology	4.9%
Element Fleet Management Corp.	Financials	4.2%
InterXion Holding NV	Information Technology	4.0%
Facebook Inc. Class A	Information Technology	3.9%
Domino’s Pizza Enterprises Ltd.	Consumer Discretionary	3.8%
Ctrip.com International Ltd. ADR	Consumer Discretionary	3.8%
Domino’s Pizza Group PLC	Consumer Discretionary	3.7%
Ryanair Holdings PLC SP ADR	Industrials	3.6%

Northern Cross, LLC (51.16% of the Fund’s total investments)

The tables below show the securities that were the leading contributors and detractors to Northern Cross’ performance during the year as well as a recap of the top ten holdings within Northern Cross’ portion of the Fund.

The largest contributors to Northern Cross’ performance during the year were the following five holdings, with each posting double-digit gains during the period.

Northern Cross - Top 5 Contributors

Security	Sector	% of Northern Cross’ Total Investments as of 12/31/2016
Las Vegas Sands Corp.	Consumer Discretionary	5.3%
Wynn Resorts Ltd.	Consumer Discretionary	2.4%
Atlas Copco AB Class A	Industrials	2.4%
Schneider Electric SE (Paris)	Industrials	1.9%
Freeport-McMoRan Inc.	Materials	0.4%

Among the largest detractors to Northern Cross’ performance during the year were the following five holdings, with each posting double-digit losses during the period.

Northern Cross - Top 5 Detractors

Security	Sector	% of Northern Cross’ Total Investments as of 12/31/2016
Novo Nordisk A/S Class B	Health Care	2.4%
Lloyds Banking Group PLC	Financials	1.9%
Shire PLC	Health Care	2.8%
UBS Group AG	Financials	1.9%
Anheuser-Busch InBev SA/NV	Consumer Staples	2.3%

Among the top ten largest holdings within Northern Cross’ portion of the Fund, Las Vegas Sands Corp., Schlumberger Ltd., Wynn Resorts Ltd., and Atlas Copco AB Class A all posted double-digit gains for the period, while Tokio Marine Holdings Inc. and Bayer AG Reg. delivered single-digit returns. Nestle SA Reg. and Essilor International SA generated single-digit losses, while Shire PLC and Novo Nordisk A/S Class B produced double-digit losses during the period.

Northern Cross - Top 10 Holdings

Security	Sector	% of Northern Cross’ Total Investments as of 12/31/2016
Las Vegas Sands Corp.	Consumer Discretionary	5.3%
Schlumberger Ltd.	Energy	3.9%
Shire PLC	Health Care	2.8%
Nestle SA Reg.	Consumer Staples	2.6%
Tokio Marine Holdings Inc.	Financials	2.5%
Novo Nordisk A/S Class B	Health Care	2.4%
Essilor International SA	Health Care	2.4%
Wynn Resorts Ltd.	Consumer Discretionary	2.4%
Atlas Copco AB Class A	Industrials	2.4%
Bayer AG Reg.	Health Care	2.3%

Financial highlights for this Fund can be found on pages 198-199.

State Farm S&P 500 Index Fund Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm S&P 500 Index Fund (the “Fund”) seeks to provide investment results that correspond to the total return of publicly traded common stocks in the aggregate, as represented by the S&P 500 Index1 (the “Index”). The Index tracks the common stock performance of 500 selected large U.S. companies in leading industries, and most of the common stocks in the Index are listed on the New York Stock Exchange. The weightings of stocks in the Index are based on each stock’s relative total float-adjusted market capitalization (stock price multiplied by the number of investable shares outstanding). The percentage of the Fund’s assets invested in a given stock is approximately the same as the percentage such stock represents in the Index.

BlackRock Fund Advisors (“BlackRock”) serves as the investment sub-adviser to the Fund. State Farm Investment Management Corp. monitors the performance of BlackRock in sub-advising the Fund.

Describe the relevant market environment as it related to the Fund for the reporting period.

Positive factors influencing U.S. equity markets during this time included a continuing trend of generally subdued inflation, accommodative global central bank policy, generally positive employment gains, and continued growth - albeit modest - in U.S. Gross Domestic Product (GDP). In addition, continued low interest rates and a strong year in merger-and-acquisition activity also helped drive a rise in some individual stock prices and overall market valuations.

U.S. equities (as represented by the Index) staged an uneven decline through the beginning of February as plunging commodity prices and China’s slowing economic growth stoked speculation about a possible global recession. Also, U.S. corporate profits remained constrained early in the year, with the relative strength of the U.S. dollar continuing to provide a headwind for large-cap multi-national companies. Despite this challenging environment, the U.S. economy managed to post a 0.8% increase to GDP during the first quarter (January - March). In mid-February, equities began an upward, albeit irregular march into early June, sustained by pockets of global economic growth, positive U.S. labor reports, improving crude oil fundamentals, and continued easy-money policy support from global central banks. During this rebound, the current U.S. bull market rally - which began in March 2009 - entered its eighth year, making it the second longest bull market in history.

Late June brought the “Brexit” surprise to the markets with the United Kingdom’s referendum vote to leave the European Union. However, U.S. equities quickly recovered from their Brexit shock, buoyed in part by additional signs of strength in the U.S. economy and a cautious Federal Reserve (the “Fed”). As U.S. economic growth accelerated in September - U.S. GDP would ultimately show a 3.5% increase for the third quarter (July - September) - investors upended market winners and losers. Rotating out of defensive sectors like telecommunications and utilities - whose dividend-yielding securities were sought out earlier in the year - investors moved into cyclical and growth stocks within the energy, technology and financial sectors. As the markets turned their attention to the November U.S. election, volatility returned. The Index notched a nine-day losing streak in late October and into early November - its longest such slide since 1980 - as investors grew cautious heading into the U.S. election. However, after the election equities staged an uneven climb through year end as investors reacted to positive economic news and generally cheered the potential pro-growth impacts of deregulation, corporate tax reform, and fiscal stimulus anticipated from a Donald Trump administration.

Within currency markets, during the year the U.S. dollar reached a 14-year high relative to the euro while increasing approximately 3.2% versus the euro by period end. The dollar also rose approximately 19.4% against the British pound, with a majority of that gain occurring after the Brexit referendum vote in late June. Meanwhile, despite the Bank of Japan’s monetary easing policy measures, the Japanese yen strengthened against most other currencies, including the dollar, which depreciated approximately –2.7% relative to the yen.

In general, commodity prices were volatile throughout the year. Oil prices began January 2016 at around $37 per barrel and ranged between approximately $26 to $54/barrel during the year before ending December 2016 at around $54/barrel, an increase of approximately 45% for the 12-month period. Gold prices began the year at the period low of around $1,060 per troy ounce, reaching the period high of approximately $1,375/oz. in July before ending December 2016 at around $1,150/oz. to record an approximate 8% gain for the 12-month period.

[1]

The S&P 500 Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by State Farm Mutual Fund Trust (“Licensee”). Standard & Poor’s®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Licensee. Licensee’s products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

The 12-month total return for the Index was 11.96%. The total return for the period reflected an increase of approximately 1.0% in corporate earnings per share for the Index companies, an expansion of the Index’s price/earnings valuation of approximately 8.5%, and a dividend return of approximately 2.1%. Value stocks, as represented by the Russell 1000 Value Index, produced a total return of 17.34%, outperforming growth stocks, as represented by the Russell 1000 Growth Index, which generated a total return of 7.08%.

Provide an illustration of the Fund’s investments.

Fund Composition*

*	Illustrated by Sector and based on total net assets as of December 31, 2016. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the one-year period ended December 31, 2016, Class A shares of the State Farm S&P 500 Index Fund had a total return of 11.21% without sales charges compared to an 11.96% total return for the S&P 500 Index. The line graph and table below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the years ended December 31, including applicable sales charges

Fund’s Average Annual Total Return and Value as of December 31, 2016
	1 YEAR	5 YEAR	10 YEAR	Ending Value of a $10,000 Investment**
Class A	5.64%	12.64%	5.62%	$17,284
Class B - conversion to Class A*	5.42%	12.78%	5.61%	$17,257
Class B - conversion to Premier*	5.42%	12.78%	5.61%	$17,265
Premier (previously Legacy Class A)	5.71%	12.66%	5.63%	$17,293
Legacy Class B - conversion to Class A*	7.73%	13.11%	5.85%	$17,657
Legacy Class B - conversion to Premier*	7.73%	13.11%	5.86%	$17,665
Institutional	11.45%	14.09%	6.44%	$18,674
Class R-1	10.78%	13.44%	5.83%	$17,619
Class R-2	11.09%	13.68%	6.05%	$17,986
Class R-3	11.36%	13.99%	6.36%	$18,527

*	Class B and Legacy Class B shares convert to Class A shares after 8 full years, unless the total value of a shareholder’s account(s) is $100,000 or more, then these shares convert to Premier shares. 10 YEAR returns and values reflect the applicable conversion.

**	For a 10 YEAR period.

The performance data quoted represents past performance and does not guarantee future results. Class A and Premier shares values and Class A shares performance on the line graph reflect a maximum sales charge of 5% at initial investment. Performance for the Fund’s other classes may be greater than or less than the line shown for Class A shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 5% for all Class A and Premier shares and for Class B shares at one year; 3% for Legacy Class B shares at one year; and 2% for Class B and Legacy Class B shares at five years. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1	The S&P 500 Index represents an unmanaged group of stocks, tracking the common stock performance of 500 large U.S. companies in the manufacturing, utilities, transportation, and financial industries. Unlike an investment in the S&P 500 Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund satisfactorily tracked the total return of the Index in 2016, before fees and expenses that are not found within the Index. With the exception of Health Care, all of the Index’s sectors posted positive returns for the year.

Index Sector Performance

Sector	Index Weighting as of 12/31/2016	2016 Gain/Loss
Information Technology	20.8%	14%
Financials*	14.8%	23%
Health Care	13.6%	-3%
Consumer Discretionary	12.0%	6%
Industrials	10.3%	19%
Consumer Staples	9.4%	5%
Energy	7.6%	27%
Utilities	3.2%	16%
Real Estate*	2.9%	3%
Materials	2.8%	17%
Telecommunication Services	2.7%	23%

*

The Real Estate sector was added to the Global Industry Classification Standard (GICS®) structure after August 31, 2016. Gain/Loss for the Real Estate sector is calculated for the period September 1, 2016 - December 31, 2016. From the beginning of the period through August 31, 2016, Real Estate was included in the Financials sector return.

Each of the Fund’s top ten holdings recorded positive results for the period. One holding (General Electric Co.) generated a single-digit return while the other nine holdings produced double-digit gains.

Top 10 Holdings

Security	Sector	% of Net Assets as of 12/31/2016
Apple Inc.	Information Technology	3.1%
Microsoft Corp.	Information Technology	2.4%
Exxon Mobil Corp.	Energy	1.9%
Johnson & Johnson	Health Care	1.6%
JPMorgan Chase & Co.	Financials	1.5%
Berkshire Hathaway Inc. Class B	Financials	1.5%
Amazon.com Inc.	Consumer Discretionary	1.5%
General Electric Co.	Industrials	1.4%
Facebook Inc. Class A	Information Technology	1.3%
AT&T Inc.	Telecommunication Services	1.3%

Financial highlights for this Fund can be found on pages 200-201.

State Farm Small Cap Index Fund Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The Small Cap Index Fund (the “Fund”) seeks to match as closely as practicable, before fees and expenses, the performance of the Russell 2000 Index1 (the “Index”). The Index measures the performance of the small-capitalization sector of the U.S. equity market and consists of the smallest 2,000 companies in the Russell 3000 Index.2 The weightings of stocks in the Index are based on each stock’s relative total market capitalization (stock price multiplied by the number of shares outstanding).

From the beginning of the period (January 1, 2016) through May 6, 2016, the Fund was sub-advised by Northern Trust Investments, N.A. (“Northern Trust”). State Farm Investment Management Corp. monitored the investment performance of Northern Trust in sub-advising the Fund. Effective May 7, 2016, Northern Trust ceased sub-advising the Fund and BlackRock Fund Advisors (“BlackRock”) began sub-advising the Fund. State Farm Investment Management Corp. monitors the investment performance of BlackRock in sub-advising the Fund.

Describe the relevant market environment as it related to the Fund for the reporting period.

With an Index return of 21.31%, small capitalization stocks outperformed large capitalization stocks (as represented by the Russell 1000 Index3), which generated a total return of 12.05% during the year.

Positive factors influencing U.S. equities (as represented by the S&P 500 Index) during this time included a continuing trend of generally subdued inflation, accommodative global central bank policy, generally positive employment gains, and continued growth - albeit modest - in U.S. Gross Domestic Product (GDP). In addition, continued low interest rates and a strong year in merger-and-acquisition activity also helped drive a rise in some individual stock prices and overall market valuations.

U.S. equities staged an uneven decline through the beginning of February as plunging commodity prices and China’s slowing economic growth stoked speculation about a possible global recession. Also, U.S. corporate profits remained constrained early in the year, with the relative strength of the U.S. dollar continuing to provide a headwind for large-cap multi-national companies. Despite this challenging environment, the U.S. economy managed to post a 0.8% increase to GDP during the first quarter (January - March). In mid-February, stocks made an upward, albeit irregular march into early June, sustained by pockets of global economic growth, positive U.S. labor reports, improving crude oil fundamentals, and continued easy-money policy support from global central banks. During this rebound, the current U.S. bull market rally - which began in March 2009 - entered its eighth year, making it the second longest bull market in history.

Late June brought the “Brexit” surprise to the markets with the United Kingdom’s referendum vote to leave the European Union. However, U.S. equities quickly recovered from their Brexit shock, buoyed by additional signs of strength in the U.S. economy and a cautious Federal Reserve (the “Fed”). As U.S. economic growth accelerated in September - U.S. GDP would ultimately show a 3.5% increase for the third quarter (July - September) - investors upended market winners and losers. Rotating out of defensive sectors like telecommunications and utilities - whose dividend-yielding securities were sought out earlier in the year - investors moved into cyclical and growth stocks within the energy, technology and financial sectors. As the markets turned their attention to the November U.S. election, volatility returned. U.S. equities notched a nine-day losing streak in late October and into early November - their longest such slide since 1980 - as investors grew cautious heading into the U.S. election. However, after the election equities staged an uneven climb through year end as investors reacted to positive economic news and generally cheered the potential pro-growth impacts of deregulation, corporate tax reform, and fiscal stimulus anticipated from a Donald Trump administration.

1

Russell Investment Group (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell 2000® Index. Russell® is a trademark of Russell. The State Farm Small Cap Index Fund (the “Fund”) is not sponsored, endorsed, sold or promoted by, nor in any way affiliated with Russell. Russell is not responsible for and has not reviewed the Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

2	The Russell 3000 Index is composed of 3000 large U.S. Companies, as determined by market capitalization. The Russell 3000 Index represents approximately 98% of the investable U.S. equity market. The Russell 3000 Index is comprised of stocks within the Russell 1000 and the Russell 2000 Indices.

3	The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.

Within currency markets, during the year the U.S. dollar reached a 14-year high relative to the euro while increasing approximately 3.2% versus the euro by period end. The dollar also rose approximately 19.4% against the British pound, with a majority of that gain occurring after the Brexit referendum vote in late June. Meanwhile, despite the Bank of Japan’s monetary easing policy measures, the Japanese yen strengthened against most other currencies, including the dollar, which depreciated approximately –2.7% relative to the yen.

In general, commodity prices were volatile throughout the year. Oil prices began January 2016 at around $37 per barrel and ranged between approximately $26 to $54/barrel during the year before ending December 2016 at around $54/barrel, an increase of approximately 45% for the 12-month period. Gold prices began the year at the period low of around $1,060 per troy ounce, reaching the period high of approximately $1,375/oz. in July before ending December 2016 at around $1,150/oz. to record an approximate 8% gain for the 12-month period.

Provide an illustration of the Fund’s investments.

Fund Composition*

*	Illustrated by Sector and based on total net assets as of December 31, 2016. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the one-year period ended December 31, 2016, Class A shares of the State Farm Small Cap Index Fund had a total return of 20.36% without sales charges compared to a 21.31% total return for the Russell 2000 Index. The line graph and table below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the years ended December 31, including applicable sales charges

Fund’s Average Annual Total Return and Value as of December 31, 2016
	1 YEAR	5 YEAR	10 YEAR	Ending Value of a $10,000 Investment**
Class A	14.38%	12.28%	5.54%	$17,144
Class B - conversion to Class A*	14.65%	12.52%	5.57%	$17,199
Class B - conversion to Premier*	14.65%	12.52%	5.58%	$17,206
Premier (previously Legacy Class A)	14.39%	12.31%	5.54%	$17,150
Legacy Class B - conversion to Class A*	16.88%	12.74%	5.78%	$17,533
Legacy Class B - conversion to Premier*	16.88%	12.74%	5.78%	$17,540
Institutional	20.65%	13.73%	6.35%	$18,509
Class R-1	19.93%	13.09%	5.75%	$17,495
Class R-2	20.19%	13.31%	5.95%	$17,827
Class R-3	20.56%	13.65%	6.28%	$18,394

*	Class B and Legacy Class B shares convert to Class A shares after 8 full years, unless the total value of a shareholder’s account(s) is $100,000 or more, then these shares convert to Premier shares. 10 YEAR returns and values reflect the applicable conversion.

**	For a 10 YEAR period.

The performance data quoted represents past performance and does not guarantee future results. Class A and Premier shares values and Class A shares performance on the line graph reflect a maximum sales charge of 5% at initial investment. Performance for the Fund’s other classes may be greater than or less than the line shown for Class A shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 5% for all Class A and Premier shares and for Class B shares at one year; 3% for Legacy Class B shares at one year; and 2% for Class B and Legacy Class B shares at five years. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1	The Russell 2000 Index tracks the common stock performance of the 2,000 smallest U.S. companies in the Russell 3000 Index, and represents approximately 8% of the total capitalization of the Russell 3000 Index. Unlike an investment in the Small Cap Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund’s return satisfactorily tracked the return of the Index in 2016, before fees and expenses that are not found within the Index. Within the Index, except for Health Care’s negative return, all sector performance was positive, as illustrated below.

Index Sector Performance

Sector	Index Weighting as of 12/31/2016	2016 Gain/Loss
Financials*	19.9%	35%
Information Technology	17.0%	24%
Industrials	14.6%	32%
Consumer Discretionary	12.6%	13%
Health Care	12.1%	-7%
Real Estate*	7.9%	23%
Materials	4.9%	48%
Energy	3.8%	28%
Utilities	3.5%	24%
Consumer Staples	3.0%	22%
Telecommunication Services	0.7%	21%

*

The Real Estate sector was added to the Global Industry Classification Standard (GICS®) structure after August 31, 2016. Gain/Loss for the Real Estate sector is calculated for the period September 1, 2016 - December 31, 2016. From the beginning of the period through August 31, 2016, Real Estate was included in the Financials sector return.

Performance for each of the Fund’s top ten holdings was positive for the year, with one holding (Advanced Micro Devices Inc.) posting a triple-digit gain, eight holdings providing double-digit returns, and one holding (Bank of the Ozarks Inc.) delivering a single-digit gain.

Top 10 Holdings

Security	Sector	% of Net Assets as of 12/31/2016
Advanced Micro Devices Inc.	Information Technology	0.4%
Microsemi Corp.	Information Technology	0.3%
Webster Financial Corp.	Financials	0.3%
Prosperity Bancshares Inc.	Financials	0.3%
Bank of the Ozarks Inc.	Financials	0.2%
RSP Permian Inc.	Energy	0.2%
Curtiss-Wright Corp.	Industrials	0.2%
Aspen Technology Inc.	Information Technology	0.2%
PrivateBancorp Inc.	Financials	0.2%
EMCOR Group Inc.	Industrials	0.2%

The annual reconstitution of holdings within the Russell indices occurred on June 24, 2016. For the Index, the one-time 2016 reconstitution resulted in 234 companies being added to the Index while 165 companies were removed from the Index, a turnover of 11.60%.

Financial highlights for this Fund can be found on pages 202-203.

State Farm International Index Fund Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm International Index Fund (the “Fund”) seeks to match as closely as practicable, before fees and expenses, the performance of an international portfolio of common stocks represented by the MSCI EAFE Free Index1 (the “Index”). The Index is a capitalization-weighted index that currently includes stocks of companies located in 15 European countries, Australia, New Zealand, Israel, Hong Kong, Japan and Singapore.

From the beginning of the period (January 1, 2016) through May 6, 2016, the Fund was sub-advised by Northern Trust Investments, N.A. (“Northern Trust”). During that time, State Farm Investment Management Corp. monitored the investment performance of Northern Trust in sub-advising the Fund. Effective May 7, 2016, Northern Trust ceased sub-advising the Fund and BlackRock Fund Advisors (“BlackRock”) began sub-advising the Fund. State Farm Investment Management Corp. monitors the investment performance of BlackRock in sub-advising the Fund.

Describe the relevant market environment as it related to the Fund for the reporting period.

International equity markets (as represented by the Index) generated a total return of 1.00%, lagging the 11.96% gain produced by U.S. equity markets (as represented by the S&P 500 Index).2 Within the Index, New Zealand was the strongest performing market, rising 18.37%, while Israel finished 2016 as the weakest with a total return loss of –24.87%. Meanwhile Japan, the largest country weighting in the Index, gained 2.38%.

International equities staged an uneven decline through the beginning of February as plunging commodity prices and China’s slowing economic growth stoked speculation about a possible global recession. However, those fears eased somewhat beginning in late winter as investors reacted to improving crude oil fundamentals, pockets of economic growth around the world, and continued easy-money policy support from global central banks. During this time, the European Central Bank (ECB) announced, among other actions, that it would increase its fixed income asset purchases, while the Bank of Japan subsequently followed the ECB’s lead in moving toward a negative deposit rate. This central bank activity helped provide a generally supportive environment for international equities, encouraging investors to seek returns in relatively riskier assets.

Late June brought the “Brexit” surprise, with international stocks tumbling as a result of the United Kingdom’s referendum vote to leave the European Union. Global equities quickly recovered from their Brexit shock though, making an uneven climb from late June through early September. However, later that month the ECB announced it would not add to its existing stimulus measures, which contributed to the Index declining as investors grew concerned about the willingness and ability of central banks to continue providing market support through their quantitative easing programs.

Lingering global economic growth concerns and uncertainty heading into the U.S. presidential election helped push international equities generally lower into November. However, post-election signs of an accelerating U.S. economy combined with the potential pro-growth policies anticipated from a Donald Trump administration spurred reflationary expectations not only in the U.S. but abroad. As a result, beginning in mid-November international stocks staged an uneven climb to finish positive for the year.

Within currency markets, during the year the U.S. dollar reached a 14-year high relative to the euro while increasing approximately 3.2% versus the euro by period end. The dollar also rose approximately 19.4% against the British pound, with a majority of that gain occurring after the Brexit referendum vote in late June. Meanwhile, despite the Bank of Japan’s monetary easing policy measures, the Japanese yen strengthened against most other currencies, including the dollar, which depreciated approximately –2.7% relative to the yen.

In general, commodity prices were volatile throughout the year. Oil prices began January 2016 at around $37 per barrel and ranged between approximately $26 to $54/barrel during the year before ending December 2016 at around $54/barrel, an increase of approximately 45% for the 12-month period. Gold prices began the year at the period low of around $1,060 per troy ounce, reaching the period high of approximately $1,375/oz. in July before ending December 2016 at around $1,150/oz. to record an approximate 8% gain for the 12-month period.

[1]

The EAFE® Free Index is a trademark, service mark and the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and its affiliates and has been licensed for use by the State Farm Mutual Fund Trust (the “Trust”). The State Farm International Index Fund (the “Fund”), based on the EAFE Free Index, has not been passed on by MSCI as to its legality or suitability, and is not issued, sponsored, endorsed, sold or promoted by MSCI. MSCI makes no warranties and bears no liability with respect to the Fund. MSCI has no responsibility for and does not participate in the management of the Fund assets or sale of the Fund shares. The Trust’s Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with the Trust and the Fund.

[2]	All performance information included in this discussion is reported in U.S. dollar terms.

Provide an illustration of the Fund’s investments.

Fund Composition*

*	Illustrated by Country and based on total net assets as of December 31, 2016. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

**	Represents 10 other countries, each of which represents less than 2% of net assets.

How did the Fund perform during the reporting period?

For the one-year period ended December 31, 2016, Class A shares of the State Farm International Index Fund had a total return of 0.23% without sales charges compared to a 1.00% total return for the MSCI EAFE Free Index. The line graph and table below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the years ended December 31, including applicable sales charges

Fund’s Average Annual Total Return and Value as of December 31, 2016
	1 YEAR	5 YEAR	10 YEAR	Ending Value of a $10,000 Investment**
Class A	-4.77%	4.41%	-0.73%	$9,291
Class B - conversion to Class A*	-5.40%	4.47%	-0.75%	$9,274
Class B - conversion to Premier*	-5.40%	4.47%	-0.74%	$9,281
Premier (previously Legacy Class A)	-4.73%	4.41%	-0.76%	$9,270
Legacy Class B - conversion to Class A*	-3.16%	4.71%	-0.55%	$9,465
Legacy Class B - conversion to Premier*	-3.16%	4.71%	-0.54%	$9,473
Institutional	0.52%	5.75%	0.01%	$10,011
Class R-1	-0.04%	5.13%	-0.56%	$9,455
Class R-2	0.10%	5.35%	-0.36%	$9,648
Class R-3	0.46%	5.68%	-0.06%	$9,944

*	Class B and Legacy Class B shares convert to Class A shares after 8 full years, unless the total value of a shareholder’s account(s) is $100,000 or more, then these shares convert to Premier shares. 10 YEAR returns and values reflect the applicable conversion.

**	For a 10 YEAR period.

The performance data quoted represents past performance and does not guarantee future results. Class A and Premier shares values and Class A shares performance on the line graph reflect a maximum sales charge of 5% at initial investment. Performance for the Fund’s other classes may be greater than or less than the line shown for Class A shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 5% for all Class A and Premier shares and for Class B shares at one year; 3% for Legacy Class B shares at one year; and 2% for Class B and Legacy Class B shares at five years. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1	The MSCI Europe, Australasia and Far East Free (EAFE Free) Index currently measures the performance of stock markets of Europe, Australia, New Zealand, Israel, and the Far East. Historically, the EAFE Free took into account local market restrictions on share ownership by foreigners. Unlike an investment in the International Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund’s return satisfactorily tracked the return of the Index in 2016, before fees and expenses that are not found within the Index. Within the Index, five of the eleven industry sectors produced gains as illustrated below.

Index Sector Performance

Sector	Index Weighting as of 12/31/2016	2016 Gain/Loss
Financials*	21.2%	1%
Industrials	14.0%	7%
Consumer Discretionary	12.5%	-1%
Consumer Staples	11.2%	-3%
Health Care	10.7%	-12%
Materials	7.9%	24%
Information Technology	5.5%	4%
Energy	5.5%	27%
Telecommunication Services	4.5%	-7%
Real Estate*	3.7%	-7%
Utilities	3.4%	-5%

*

The Real Estate sector was added to the Global Industry Classification Standard (GICS®) structure after August 31, 2016. Gain/Loss for the Real Estate sector is calculated for the period September 1, 2016 - December 31, 2016. From the beginning of the period through August 31, 2016, Real Estate was included in the Financials sector return.

Of the top ten countries (by weight) within the Index, seven generated positive returns in 2016 as illustrated below.

Top 10 Countries

Country	Index Weighting as of 12/31/2016	2016 Gain/Loss
Japan	24.1%	2%
United Kingdom	18.3%	0%
France	10.2%	5%
Germany	9.3%	3%
Switzerland	8.7%	-5%
Australia	7.4%	11%
Netherlands	3.3%	5%
Hong Kong	3.2%	2%
Spain	3.1%	-1%
Sweden	2.8%	1%

Among the Fund’s ten largest holdings as of December 31, 2016, performance was mostly positive for the reporting period, with eight of the ten holdings posting gains. Royal Dutch Shell PLC Class B was the best performer among the top ten holdings, generating a double-digit return, while Novartis AG Reg. was the worst performer among the top ten holdings, recording a double-digit loss.

Top 10 Holdings

Security	Sector	% of Net Assets as of 12/31/2016
Nestle SA Reg.	Consumer Staples	1.8%
Novartis AG Reg.	Health Care	1.3%
HSBC Holdings PLC	Financials	1.3%
Roche Holding AG	Health Care	1.3%
Toyota Motor Corp.	Consumer Discretionary	1.3%
Royal Dutch Shell PLC Class A	Energy	1.0%
BP PLC	Energy	1.0%
Total SA	Energy	0.9%
Royal Dutch Shell PLC Class B	Energy	0.9%
British American Tobacco PLC	Consumer Staples	0.9%

Financial highlights for this Fund can be found on pages 204-205.

State Farm Equity and Bond Fund Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Equity and Bond Fund (the “Fund”) is managed with a combination of stocks and bonds in the pursuit of long-term growth of principal while providing some current income.

The Fund invests all of its assets in shares of the State Farm Equity Fund (the “Equity Fund”) and the State Farm Bond Fund (the “Bond Fund”, and together with the Equity Fund, an “Underlying Fund”). Effort is made to maintain an investment mix of approximately 60% of assets in the Equity Fund and 40% of assets in the Bond Fund. The Fund never invests more than 75% of its net assets in either Underlying Fund.

Describe the relevant market environment as it related to the Fund for the reporting period.

Because the Fund does not invest directly in individual stocks and bonds, the merits of the individual investments are evaluated separately by each Underlying Fund’s managers. You may wish to refer to the Management’s Discussion of Fund Performance for the Equity Fund and the Bond Fund in addition to the commentary provided here.

During 2016, total returns were positive for both U.S. equity and fixed income markets. Factors influencing markets during this time included a continuing trend of generally subdued inflation, accommodative global central bank policy, generally positive employment gains, and continued growth - albeit modest - in U.S. Gross Domestic Product (GDP). In addition, continued low interest rates and a strong year in merger-and-acquisition activity also helped drive a rise in some individual stock prices and overall equity market valuations.

U.S. equities (as represented by the S&P 500 Index) staged an uneven decline through the beginning of February as plunging commodity prices and China’s slowing economic growth stoked speculation about a possible global recession. Also, U.S. corporate profits remained constrained early in the year, with the relative strength of the U.S. dollar continuing to provide a headwind for large-cap multi-national companies. Despite this challenging environment, the U.S. economy managed to post a 0.8% increase to GDP during the first quarter (January - March). In mid-February, stocks made an upward, albeit irregular march into early June, sustained by pockets of global economic growth, positive U.S. labor reports, improving crude oil fundamentals, and continued easy-money policy support from global central banks. During this rebound, the current U.S. bull market rally - which began in March 2009 - entered its eighth year, making it the second longest bull market in history.

Late June brought the “Brexit” surprise to the markets with the United Kingdom’s referendum vote to leave the European Union. However, U.S. equities quickly recovered from their Brexit shock, buoyed by additional signs of strength in the U.S. economy and a cautious Federal Reserve (the “Fed”). As U.S. economic growth accelerated in September - U.S. GDP would ultimately show a 3.5% increase for the third quarter (July - September) - investors upended market winners and losers. Rotating out of defensive sectors like telecommunications and utilities - whose dividend-yielding securities were sought out earlier in the year - investors moved into cyclical and growth stocks within the energy, technology and financial sectors. As the markets turned their attention to the November U.S. election, volatility returned. The S&P 500 Index notched a nine-day losing streak in late October and into early November - its longest such slide since 1980 - as investors grew cautious heading into the U.S. election. However, following the election equities staged an uneven climb through year-end as investors reacted to positive economic news and generally cheered the potential pro-growth impacts of deregulation, corporate tax reform, and fiscal stimulus anticipated from a Donald Trump administration.

The 12-month total return for the S&P 500 Index was 11.96%, reflecting an increase of approximately 1.0% in corporate earnings per share for the index companies, an expansion of the index’s price/earnings valuation of approximately 8.5%, and a dividend return of approximately 2.1%. Value stocks, as represented by the Russell 1000 Value Index, generated a total return of 17.34% to outperform growth stocks, as represented by the Russell 1000 Growth Index, which gained 7.08% for the one-year period.

Within currency markets, during the year the U.S. dollar reached a 14-year high relative to the euro while increasing approximately 3.2% versus the euro by period end. The dollar also rose approximately 19.4% against the British pound, with a majority of that gain occurring after the Brexit referendum vote in late June. Meanwhile, despite the Bank of Japan’s monetary easing policy measures, the Japanese yen strengthened against most other currencies, including the dollar, which depreciated approximately –2.7% relative to the yen. In general, commodity prices were volatile throughout the year. Oil prices began January 2016 at around $37 per barrel and ranged between approximately $26 to $54/barrel during the year before ending December 2016 at around $54/ barrel, an increase of approximately 45% for the 12-month period. Gold prices began the year at the period low of around $1,060 per troy ounce, reaching the period high of approximately $1,375/oz. in July before ending December 2016 at around $1,150/oz. to record an approximate 8% gain for the 12-month period.

During the year, the European Central Bank and other major global central banks continued or even increased their monetary stimulus measures. This quantitative easing activity - as well as the June Brexit referendum vote - helped move government bond yields in Germany, Japan, the U.K. and elsewhere to all-time lows. As a result, foreign investors maintained their strong demand for U.S. fixed income securities through the first half of the period. However, during the second half of the year, signs of an accelerating U.S. economy - as well as investors’ anticipation of the potential pro-growth Trump policies - brought an increase in interest rates. The resulting decrease in some bond prices, though, was offset by bond coupon income and among major indices, the Bloomberg Barclays U.S. Aggregate Bond Index (the “Aggregate Bond Index”) recorded a gain of 2.65%. For the year ended December 31, 2016, the major components of the Aggregate Bond Index all experienced positive returns, led by the 6.11% gain from corporate bonds. Within this component, industrial issuances finished ahead of utility and financial institution bonds, returning 7.18%, 6.03% and 4.00%, respectively. Among the other major components of the Aggregate Bond Index, government-related securities provided a 2.73% return while securitized credit and U.S. Treasuries generated 1.78% and 1.04% gains.

From a maturity perspective, longer-term corporate bonds generally outperformed all other corporate maturities in the Aggregate Bond Index. The total return on 20+ year corporate bonds finished the year at 11.38%, compared to 5.75% for 7-10 year issuances, 3.49% for 3-5 year bonds, and 2.36% on 1-3 year maturities. The results were similar for U.S. Treasuries within the Aggregate Bond Index, with the difference in performance between longer-term and shorter maturities less pronounced than in corporate bonds. While 20+ year U.S. Treasuries led with a return of 1.43%, 7-10 year U.S. Treasuries gained 1.05% and 1-3 year issuances returned 0.86%, although both trailed the 1.33% total return delivered by 3-5 year U.S. Treasuries. From a credit standpoint, within the Aggregate Bond Index lower quality generally outperformed higher quality for the 12-month period. Baa-rated bonds posted a 7.87% gain while A-,Aa- and Aaa-rated issuances finished with 4.65%, 3.10% and 1.36% total returns, respectively. Similarly, among corporate bonds within the Aggregate Bond Index, lower quality performed better, as Baa-rated securities provided an 8.04% return during the year compared with the 4.65%, 3.60% and 3.39% gains generated by A-,Aa- and Aaa-rated bonds, respectively.

Two-year and 10-year U.S. Treasury yields generally declined through early February as investors reacted to the early-period global growth concerns. Those particular Treasury yields subsequently made a series of up-and-down movements into June on changing views of inflation expectations, before declining in early July following the Brexit vote. While the U.K.’s referendum vote and continued global easy monetary policy had the effect of keeping U.S. Treasury yields in check, from those early-July period lows, investors pushed the 2-year and 10-year yields through uneven climbs through the U.S. election day (November 8, 2016).Those yields jumped the following day and subsequently set period highs later in November and into December, as investors generally welcomed the potential pro-growth impacts anticipated from a Trump presidency and digested strong third-quarter U.S. economic data and signs of higher inflation. After starting January 2016 at 2.27%, 10-year yields set a new record low of 1.37% in early July before reaching a period high of 2.60% on December 16, 2016, and eventually closing out the fiscal year at 2.45%.Two-year U.S. Treasury yields began the period at 1.06%, realized a period low of 0.56% in July and period high of 1.29% in December, and finished the year at 1.20%.

Coming on the heels of the Fed’s first interest rate hike since 2006 - a 0.25% increase in December 2015 - 3-month U.S. Treasury yields began January 2016 at 0.16%, their lowest point for the one-year period. After climbing to no higher than 0.36% through the first eight months of the year, 3-month Treasury yields jumped over 30 basis points from mid-September through mid-November, as investors responded to signals from the Fed that it would initiate another rate increase in December 2016. Consequently, when the Fed did move forward on another interest rate hike in December, the impact to short-term yields was relatively muted. After establishing a period high of 0.55% in mid-November and then again in December, 3-month Treasury yields settled down to close out the year at 0.51%.1

1	Source: Barclays Live.

Provide an illustration of the Fund’s investments.

Fund Composition*

*	Illustrated by Type of Security and based on total net assets as of December 31, 2016. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the year, Class A shares of the State Farm Equity and Bond Fund had a total return of 5.99% without sales charges. Because of the nature of the Fund (invests solely in the Institutional share class of two Underlying Funds), a blended benchmark is used for comparison purposes. The benchmark used is a combination of 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index (rebalanced on a monthly basis).The total return of the blended benchmark was 8.31% for the one-year period ended December 31, 2016.The line graph and table below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the years ended December 31, including applicable sales charges

Fund’s Average Annual Total Return and Value as of December 31, 2016
	1 YEAR	5 YEAR	10 YEAR	Ending Value of a $10,000 Investment**
Class A	0.73%	8.06%	3.61%	$14,262
Class B - conversion to Class A*	0.17%	8.17%	3.66%	$14,324
Class B - conversion to Premier*	0.17%	8.17%	3.67%	$14,342
Premier (previously Legacy Class A)	0.68%	8.08%	3.63%	$14,289
Legacy Class B - conversion to Class A*	2.60%	8.46%	3.84%	$14,583
Legacy Class B - conversion to Premier*	2.60%	8.46%	3.86%	$14,601
Institutional	6.26%	9.44%	4.41%	$15,401
Class R-1	5.59%	8.84%	3.82%	$14,553
Class R-2	5.86%	9.04%	4.03%	$14,852
Class R-3	6.17%	9.36%	4.35%	$15,302

*	Class B and Legacy Class B shares convert to Class A shares after 8 full years, unless the total value of a shareholder’s account(s) is $100,000 or more, then these shares convert to Premier shares. 10 YEAR returns and values reflect the applicable conversion.

**	For a 10 YEAR period.

The performance data quoted represents past performance and does not guarantee future results. Class A and Premier shares values and Class A shares performance on the line graph reflect a maximum sales charge of 5% at initial investment. Performance for the Fund’s other classes may be greater than or less than the line shown for Class A shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 5% for all Class A and Premier shares and for Class B shares at one year; 3% for Legacy Class B shares at one year; and 2% for Class B and Legacy Class B shares at five years. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1	See footnotes for the Equity Fund and the Bond Fund for a description of their underlying Indices.
2	State Farm Investment Management Corp. computes the Blended Benchmark using 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index. Unlike an investment in the Equity and Bond Fund, a theoretical investment in the Indices or Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Performance Analysis

What factors helped and hindered performance during the reporting period?

As discussed above, the Equity and Bond Fund invests solely in the Institutional share class of the Underlying Funds - the Equity Fund and the Bond Fund. Generally, the Equity and Bond Fund attempts to maintain approximately 60% of its net assets in shares of the Equity Fund and approximately 40% of its net assets in shares of the Bond Fund. For the year, Institutional shares of the Equity Fund and the Bond Fund returned 8.04% and 2.97% after expenses, respectively.

Equity portion of the Fund (approximately 60% throughout the period)

The Equity Fund is sub-advised by Bridgeway Capital Management, Inc. (“Bridgeway”) and Westwood Management Corp. (“Westwood”). Bridgeway and Westwood each manage approximately one-half of the Equity Fund’s assets. State Farm Investment Management Corp. monitors the performance of the sub-advisers and the split of the Equity Fund’s portfolio between the sub-advisers. The benchmark for the Equity Fund is the S&P 500 Index.

The Equity Fund seeks long-term growth of capital. In doing so, the Equity Fund invests primarily in large capitalization stock issued by U.S. companies. Bridgeway defines “large stocks” as the largest 1,000 U.S. companies as measured by market capitalization (stock market worth).Westwood defines large capitalization companies as those companies with market capitalizations generally greater than $5 billion at the time of purchase. Bridgeway selects stocks using its proprietary, quantitative investment models to identify stocks within the large-cap growth category for the Equity Fund. Growth stocks are those that Bridgeway believes have above average prospects for economic growth. Westwood invests in a portfolio of seasoned companies utilizing a value style of investing in which it chooses those stocks that Westwood believes have earnings prospects that are currently undervalued by the market relative to some financial measure of worth, such as the ratio of price to earnings, price to sales or price to cash flow. Westwood defines seasoned companies as those that generally have been operating for at least three years.

During the year, Bridgeway and Westwood generated portfolio returns (before fees and expenses) of 6.41% and 11.86%, respectively, compared to an 11.96% return for the S&P 500 Index. Below are discussions concerning the individual investments made by Bridgeway and Westwood during the course of the reporting period.

Bridgeway Capital Management, Inc. (50.64% of the Equity Fund’s total investments)

The tables below show the securities that were the leading contributors and detractors to Bridgeway’s performance during the year as well as a recap of the top ten holdings within Bridgeway’s portion of the Equity Fund.

During the year the following five holdings represented the largest contributors to Bridgeway’s performance, during which time NVIDIA Corp. posted a triple-digit return while the remaining holdings generated double-digit gains.

Bridgeway - Top 5 Contributiors

Security	Sector	% of Bridgeway’s Total Investments as of 12/31/2016
NVIDIA Corp.	Information Technology	2.8%
Ulta Salon, Cosmetics & Fragrance Inc.	Consumer Discretionary	1.9%
Micron Technology Inc.	Information Technology	1.2%
Reinsurance Group of America Inc.	Financials	0.8%
Sysco Corp.	Consumer Staples	1.2%

The largest detractors to Bridgeway’s performance were the following five holdings, with each returning double-digit losses during the period.

Bridgeway - Top 5 Detractors

Security	Sector	% of Bridgeway’s Total Investments as of 12/31/2016
Incyte Corp.*	Health Care	sold
Regeneron Pharmaceuticals Inc.*	Health Care	sold
Gilead Sciences Inc.	Health Care	1.2%
Marathon Petroleum Corp.*	Energy	sold
Allergan PLC*	Health Care	sold

* Sold prior to 12/31/2016. Total return loss referenced is from 1/1/2016 to date sold.

NVIDIA Corp., the largest holding within Bridgeway’s portion of the Fund, posted a triple-digit return for the period.Among the remaining top ten holdings, seven delivered double-digit gains while two holdings (T-Mobile US Inc. and Skyworks Solutions Inc.) produced single-digit losses for the year.

Bridgeway - Top 10 Holdings

Security	Sector	% of Bridgeway’s Total Investments as of 12/31/2016
NVIDIA Corp.	Information Technology	2.8%
Amazon.com Inc.	Consumer Discretionary	2.1%
O’Reilly Automotive Inc.	Consumer Discretionary	2.1%
Southwest Airlines Co.	Industrials	2.0%
Ulta Salon, Cosmetics & Fragrances Inc.	Consumer Discretionary	1.9%
Edwards Lifesciences Corp.	Health Care	1.8%
T-Mobile US Inc.	Telecommunication Services	1.5%
CDW Corp. of Delaware	Information Technology	1.4%
Electronic Arts Inc.	Information Technology	1.4%
Skyworks Solutions Inc.	Information Technology	1.4%

Westwood Management Corp. (49.36% of the Equity Fund’s total investments)

The tables below show the securities that were the leading contributors and detractors to Westwood’s performance during the year as well as a recap of the top ten holdings within Westwood’s portion of the Equity Fund.

During the year the following five holdings represented the largest contributors to Westwood’s performance, during which time they all generated double-digit gains.

Westwood - Top 5 Contributors

Security	Sector	% of Westwood’s Total Investments as of 12/31/2016
JPMorgan Chase & Co.	Financials	3.6%
Bank of America Corp.	Financials	3.5%
EOG Resources Inc.	Energy	2.3%
Union Pacific Corp.	Industrials	2.1%
Texas Instruments Inc.	Information Technology	2.0%

The largest detractors to Westwood’s performance were the following five holdings, with each returning double-digit losses for the year.

Westwood - Top 5 Detractors

Security	Sector	% of Westwood’s Total Investments as of 12/31/2016
Marathon Petroleum Corp.*	Energy	sold
CVS Health Corp.	Consumer Staples	2.0%
Invesco Ltd.*	Financials	sold
CIT Group Inc.*	Financials	sold
Cardinal Health Inc.*	Health Care	sold

* Sold prior to 12/31/2016. Total return loss referenced is from 1/1/2016 to date sold.

Six of the top ten largest holdings within Westwood’s portion of the Fund recorded double-digit gains for the period, while three holdings (Wells Fargo & Co., AT&T Inc., Home Depot Inc.) posted single-digit returns and one (Abbott Laboratories) delivered a double-digit loss.

Westwood - Top 10 Holdings

Security	Sector	% of Westwood’s Total Investments as of 12/31/2016
Wells Fargo & Co.	Financials	3.7%
JPMorgan Chase & Co.	Financials	3.6%
Bank of America Corp.	Financials	3.5%
AT&T Inc.	Telecommunication Services	3.2%
Home Depot Inc., The	Consumer Discretionary	3.0%
Johnson & Johnson	Health Care	2.9%
Abbott Laboratories	Health Care	2.5%
Exxon Mobil Corp.	Energy	2.5%
Chubb Ltd.	Financials	2.3%
EOG Resources Inc.	Energy	2.3%

Fixed Income portion of the Fund (approximately 40% throughout the period)

State Farm Investment Management Corp. manages the Bond Fund in a manner that seeks to realize over a period of years the highest yield consistent with investing in investment grade bonds. In managing the Bond Fund, we generally are buy-and-hold investors who focus primarily on U.S. Government obligations, government agency securities, and high quality corporate bonds.

While corporate bonds provided the highest total return, all of the Bond Fund’s security types generated gains for the year ended December 31, 2016. On an absolute return basis - considering both allocation and total return - the greatest contribution to Bond Fund performance during the year came from the Bond Fund’s corporate bonds component, and was the result of a positive mid-single digit total return and corporate bonds accounting for the largest weighting within the Bond Fund.

When comparing the Bond Fund’s total return to the Aggregate Bond Index for the one-year reporting period, all security types within the Bond Fund experienced lower total returns relative to the same security types within the Aggregate Bond Index. However, the Bond Fund’s higher allocation to corporate bonds - which was the security type in the Bond Fund and the Aggregate Bond Index with the highest total return during the year - helped provide the greatest contribution to the Bond Fund’s performance relative to the Aggregate Bond Index. Meanwhile, the Bond Fund’s allocation to low-yielding cash throughout the period negatively impacted the Bond Fund’s performance versus the Aggregate Bond Index for the one-year reporting period.

The option-adjusted duration of the Bond Fund stood at approximately 5.09 years at the end of 2016, down from 5.14 years at the beginning of the year. Duration is a statistical calculation that measures a bond’s (or in this case, a bond fund’s) price sensitivity relative to general movements in interest rates. Option-adjusted duration attempts to incorporate prepayment possibilities into the duration statistic. As interest rates rise, prepayments typically decrease as borrowers typically do not refinance their bonds at higher rates.

Financial highlights for this Fund can be found on pages 206-207.

State Farm Bond Fund Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

State Farm Investment Management Corp. manages the State Farm Bond Fund (the “Fund”) in a manner that seeks to realize over a period of years the highest yield consistent with investing in investment grade bonds. In managing the Fund, we generally are buy-and-hold investors who focus primarily on U.S. Government obligations, government agency securities, and high quality corporate bonds.

Describe the relevant market environment as it related to the Fund for the reporting period.

Throughout the one-year period ended December 31, 2016, U.S. fixed income markets were impacted by many factors, including: a continuing trend of generally subdued inflation, accommodative global central bank policy, generally positive employment gains, and continued growth - albeit modest - in U.S. Gross Domestic Product (GDP). In early 2016, plunging commodity prices and China’s slowing economic growth stoked speculation about a possible global recession. Consequently, the European Central Bank and other major foreign central banks continued or even increased their existing monetary stimulus measures. This quantitative easing activity - as well as the June “Brexit” surprise of the United Kingdom’s (U.K.) referendum vote to leave the European Union - helped move government bond yields in Germany, Japan, the U.K. and elsewhere to all-time lows.

As a result, foreign investors maintained their strong demand for U.S. fixed income issuances into the second half of the period as they sought relatively higher yields. In early July, U.S. Treasury yields charted new record lows, due in part to this increased foreign demand. However, signs of accelerating U.S. economic growth - U.S. GDP would ultimately show a 3.5% increase for the third quarter (July - September) - would make those record lows short-lived. The improving U.S. economy, combined with the potential pro-growth policies anticipated from a Donald Trump administration, brought an increase in interest rates during the latter half of the fiscal year. The resulting decrease in some bond prices, though, was offset by bond coupon income and among major indices the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”) recorded a total return of 2.65%.1 For the year ended December 31, 2016, the major components of the Index all experienced positive returns, led by the 6.11% gain from corporate bonds and followed by the 2.73%, 1.78%, and 1.04% total returns provided by government-related issuances, securitized credit, and U.S. Treasuries. Within corporate bonds, industrial issuances finished ahead of utility and financial institution bonds, returning 7.18%, 6.03% and 4.00%, respectively.

From a maturity perspective, longer-term corporate bonds generally outperformed all other corporate maturities in the Index. The total return on 20+ year corporate bonds finished the year at 11.38%, compared to 5.75% for 7-10 year issuances, 3.49% for 3-5 year bonds, and 2.36% on 1-3 year maturities. The results were similar for U.S. Treasuries within the Index, with the difference in performance between longer-term and shorter maturities less pronounced than in corporate bonds. While 20+ year U.S. Treasuries led with a return of 1.43%, 7-10 year U.S. Treasuries gained 1.05% and 1-3 year issuances returned 0.86%, although both trailed the 1.33% total return delivered by 3-5 year U.S. Treasuries. From a credit standpoint, within the Index lower quality generally outperformed higher quality for the 12-month period. Baa-rated bonds posted a 7.87% gain while A-,Aa- and Aaa-rated issuances finished with 4.65%, 3.10% and 1.36% total returns, respectively. Similarly, among corporate bonds within the Index, lower quality performed better, as Baa-rated securities provided an 8.04% return during the year compared with the 4.65%, 3.60% and 3.39% gains generated by A-,Aa- and Aaa-rated bonds, respectively.

Two-year and 10-year U.S. Treasury yields generally declined through early February as investors reacted to the early-period global growth concerns. Those particular Treasury yields subsequently made a series of up-and-down movements into June on changing views of inflation expectations, before declining in early July following the Brexit vote. While the U.K.’s referendum vote and continued global easy monetary policy had the effect of keeping U.S. Treasury yields in check, from those early-July period lows, investors pushed the 2-year and 10-year yields through uneven climbs through the U.S. election day (November 8, 2016).Those yields jumped the following day and subsequently set period highs later in November and into December, as investors generally welcomed the potential pro-growth impacts anticipated from a Trump presidency and digested strong third-quarter U.S. economic data and signs of higher inflation. After starting January 2016 at 2.27%, 10-year yields set a new record low of 1.37% in early July before reaching a period high of 2.60% on December 16, 2016, and eventually closing out the fiscal year at 2.45%.Two-year U.S. Treasury yields began the period at 1.06%, realized a period low of 0.56% in July and period high of 1.29% in December, and finished the year at 1.20%.

Coming on the heels of the Fed’s first interest rate hike since 2006 - a 0.25% increase in December 2015 - 3-month U.S. Treasury yields began January 2016 at 0.16%, their lowest point for the one-year period. After climbing to no higher than 0.36%

1	Source: Barclays Live®

through the first eight months of the year, 3-month Treasury yields jumped over 30 basis points from mid-September through mid-November, as investors responded to signals from the Fed that it would initiate another rate increase in December 2016. Consequently, when the Fed did move forward on another interest rate hike in December, the impact to short-term yields was relatively muted. After establishing a period high of 0.55% in mid-November and then again in December, 3-month Treasury yields settled down to close out the year at 0.51%.

Provide an illustration of the Fund’s investments.

Provided below is the security type allocation of the State Farm Bond Fund as of December 31, 2016, along with the security type allocation of the Bloomberg Barclays U.S. Aggregate Bond Index for comparison.

Security Type Allocation: State Farm Bond Fund

Compared to the Bloomberg Barclays U.S. Aggregate Bond Index

(unaudited)*

Security Type	State Farm Bond Fund Allocation	Bloomberg Barclays U.S. Aggregate Bond Index Allocation
Corporate Bonds	72.35%	31.17%
U.S. Treasury Obligations	12.92%	36.17%
Agency Commercial Mortgage-Backed Securities	8.33%	0.67%
Agency Mortgage-Backed Securities	3.57%	28.13%
Agency Notes & Bonds	0.85%	2.30%
Other Bonds & Foreign non-Corporate Bonds	0.00%	1.56%
Short-term Investments and Other Assets, Net of Liabilities	1.98%	0.00%

Totals	100.00%	100.00%

*	Illustrated by Type of Security and based on total net assets for the Fund and total securities for the Index as of December 31, 2016. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the one-year period ended December 31, 2016, Class A shares of the State Farm Bond Fund had a total return of 2.81% without sales charges compared to a total return of 2.65% for the Bloomberg Barclays U.S. Aggregate Bond Index. The line graph and table below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the years ended December 31, including applicable sales charges

Fund’s Average Annual Total Return and Value as of December 31, 2016
	1 YEAR	5 YEAR	10 YEAR	Ending Value of a $10,000 Investment**
Class A	-0.24%	1.22%	3.80%	$14,523
Class B – conversion to Class A*	-0.60%	1.03%	3.80%	$14,514
Class B – conversion to Premier*	-0.60%	1.03%	3.81%	$14,535
Premier (previously Legacy Class A)	-0.18%	1.23%	3.81%	$14,532
Legacy Class B – conversion to Class A*	-0.69%	1.03%	3.79%	$14,512
Legacy Class B – conversion to Premier*	-0.69%	1.03%	3.81%	$14,533
Institutional	2.97%	2.07%	4.37%	$15,337
Class R-1	2.48%	1.51%	3.79%	$14,505
Class R-2	2.69%	1.71%	3.99%	$14,784
Class R-3	2.90%	2.00%	4.30%	$15,231

*	Class B and Legacy Class B shares convert to Class A shares after 8 full years, unless the total value of a shareholder’s account(s) is $100,000 or more, then these shares convert to Premier shares. 10 YEAR returns and values reflect the applicable conversion.

**	For a 10 YEAR period.

The performance data quoted represents past performance and does not guarantee future results. Class A and Premier shares values and Class A shares performance on the line graph reflect a maximum sales charge of 3% at initial investment. Performance for the Fund’s other classes may be greater than or less than the line shown for Class A shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 3% for all Class A and Premier shares and for Class B and Legacy Class B shares at one year; and 2% for Class B and Legacy Class B shares at five years. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1	The Bloomberg Barclays U.S. Aggregate Bond Index represents debt securities in the U.S. investment grade fixed rate taxable bond market, including government and corporate debt securities, mortgage pass-through debt securities and asset-backed debt securities with maturities greater than one year. Unlike an investment in the Bond Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

While corporate bonds provided the highest total return, all of the Fund’s security types generated gains for the year ended December 31, 2016. On an absolute return basis - considering both allocation and total return - the greatest contribution to Fund performance during the year came from the Fund’s corporate bonds component, and was the result of a positive mid-single digit total return and corporate bonds accounting for the largest weighting within the Fund.

When comparing the Fund’s total return to the Index for the one-year reporting period, all security types in the Fund experienced lower total returns relative to the same security types within the Index. However, the Fund’s higher allocation than the Index to corporate bonds - which was the security type in the Fund and the Index with the highest total return during the year - helped provide the greatest contribution to the Fund’s performance relative to the Index. Meanwhile, the Fund’s allocation to low-yielding cash throughout the period negatively impacted the Fund’s performance versus the Index for the one-year reporting period.

The option-adjusted duration of the Fund stood at approximately 5.09 years at the end of 2016, down from 5.14 years at the beginning of the year. Duration is a statistical calculation that measures a bond’s (or in this case, a bond fund’s) price sensitivity relative to general movements in interest rates. Option-adjusted duration attempts to incorporate prepayment possibilities into the duration statistic. As interest rates rise, prepayments typically decrease as borrowers typically do not refinance their bonds at higher rates.

Financial highlights for this Fund can be found on pages 208-209.

State Farm Tax Advantaged Bond Fund Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Tax Advantaged Bond Fund (the “Fund”) seeks as high a rate of income exempt from federal income taxes as is consistent with prudent investment management. Income may be subject to state and local taxes and, if applicable, the Alternative Minimum Tax. In managing the Fund, we focus on high credit quality bonds with an investment philosophy that seeks to provide competitive total returns, while managing for federal income tax efficiency within the municipal bond asset class over the long run.

The municipal bond market, while relatively small in total assets compared to the taxable bond market, is very broad by number of issuers. As a result, we believe that fundamental research and professional management is critical to success in this asset class. While we diversify the maturity spectrum of the bonds within the portfolio, we tend to favor the intermediate maturity range (currently maturities of 10-17 years) for the bulk of the Fund’s assets. The Fund also seeks to remain invested mainly in assets of high credit quality in an attempt to reduce the risk of loss to investment principal as a result of credit losses.

While we are conscious of how the Fund’s portfolio differs from its broad-based benchmark, the Bloomberg Barclays Municipal Bond Index (the “Index”), we do not make decisions based upon the Index.

Describe the relevant market environment as it related to the Fund for the reporting period.

Throughout the one-year period ended December 31, 2016, U.S. fixed income markets were impacted by many factors, including: a continuing trend of generally subdued inflation, accommodative global central bank policy, generally positive employment gains, and continued growth - albeit modest - in U.S. Gross Domestic Product (GDP). In early 2016, plunging commodity prices and China’s slowing economic growth stoked speculation about a possible global recession. Consequently, the European Central Bank and other major foreign central banks continued or even increased their existing monetary stimulus measures. This quantitative easing activity - as well as the June “Brexit” surprise of the United Kingdom’s (U.K.) referendum vote to leave the European Union - helped move government bond yields in Germany, Japan, the U.K. and elsewhere to all-time lows.

As a result, foreign investors maintained their strong demand for U.S. fixed income issuances into the second half of the period as they sought relatively higher yields. This increased foreign demand helped keep U.S. bonds in check into the latter half of the fiscal year. However, signs of accelerating U.S. economic growth - U.S. GDP would ultimately show a 3.5% increase for the third quarter (July - September) - combined with the potential pro-growth policies anticipated from a Donald Trump administration, brought an increase in interest rates during the second half of the one-year period.

As illustrated in Table 1 below, the municipal bond yield curve flattened slightly as short- and intermediate-maturity yields increased more than longer-maturity yields - both on an absolute and relative basis - over the period.

Table 1: Municipal Market Data (MMD) Yields (%) – AAA-Rated General Obligation Municipal Bonds1

Date	1-Year	5-Year	10-Year	20-Year
January 1, 2016	0.50%	1.26%	1.92%	2.55%
December 31, 2016	0.97%	1.79%	2.31%	2.90%

Increase (Decrease) in Yield	0.47%	0.53%	0.39%	0.35%

1

The Municipal Market Data AAA yield curve is indicative of AAA tax-exempt offered-side, institutional yield levels and may vary from actual yields attained. Source: © 2016 Lipper, a Thomson Reuters Company. Information provided by Lipper is not intended for trading purposes, nor do they provide any form of advice (investment, tax, legal) amounting to investment advice, or make any recommendations regarding particular financial instruments, investments or products. Neither Lipper nor its third party content providers shall be liable for any errors, inaccuracies, or for any actions taken in reliance thereon. LIPPER EXPRESSLY DISCLAIMS ALL WARRANTIES, EXPRESSED OR IMPLIED, AS TO THE ACCURACY OF THE INFORMATION, OR AS TO THE FITNESS OF THE INFORMATION FOR ANY PURPOSE.

As illustrated in Table 2 on the next page, annual total returns (as of December 31, 2016) were negative for the 5-, 7- and 10-year components of the Bloomberg Barclays Municipal Bond Index. Meanwhile, positive gains were generated within the other segments, with higher returns coming along the longer-end of the maturity yield curve. The Index had a total return of 0.25% for the one-year period ended December 31, 2016.

Table 2: Bloomberg Barclays Municipal Bond Index – Component Returns by Maturity2

Maturity	Annual Total Return (as of December 31, 2016)
1-Year Municipal Bonds	0.30%
3-Year Municipal Bonds	0.08%
5-Year Municipal Bonds	-0.39%
7-Year Municipal Bonds	-0.50%
10-Year Municipal Bonds	-0.12%
15-Year Municipal Bonds	0.34%
20-Year Municipal Bonds	0.49%
Long-Bond (22+ Year) Municipal Bonds	0.88%

2	Source: Barclays Live. Past performance does not guarantee future results. The data illustrated provides component annual total returns by municipal bond maturities of the Bloomberg Barclays Municipal Bond Index.

As illustrated in Table 3 below, from a total return standpoint the lower end of investment-grade quality municipal bonds (A and Baa rated bonds) generally outperformed relative to higher investment-grade quality municipal bonds (Aa and Aaa rated bonds) within the Bloomberg Barclays Municipal Bond Index over the reporting period.

Table 3: Bloomberg Barclays Municipal Bond Index - Annual Total Returns by Credit Quality Ratings3

Credit Quality	Annual Total Return (as of December 31, 2016)
Aaa Rated Bonds	-0.17%
Aa Rated Bonds	0.05%
A Rated Bonds	0.85%
Baa Rated Bonds	0.35%

3	Source: Barclays Live. Past performance does not guarantee future results. The data illustrated provides component annual total returns by credit quality ratings of the Bloomberg Barclays Municipal Bond Index.

At year’s end, the 2.90% yield on 20-year Aaa-rated municipal bonds was greater than the 2.79% yield offered on comparable 20-year taxable U.S. Treasuries, which is not a normal yield spread relationship. Historically, long-term municipal bonds have offered approximately 75% to 90% of the yields available on comparable U.S. Treasuries because of the income tax benefits associated with municipal bonds. This yield comparison has been typically used as a general gauge within the industry to determine the relative attractiveness of municipal securities.

Provide an illustration of the Fund’s investments.

Provided below is the maturity allocation of the Tax Advantaged Bond Fund as of December 31, 2016, along with the maturity allocation of the Bloomberg Barclays Municipal Bond Index for comparison.

Maturity Allocation: State Farm Tax Advantaged Bond Fund

compared to the Bloomberg Barclays Municipal Bond Index (unaudited)*

Maturity Range	State Farm Tax Advantaged Bond Fund Allocation	Bloomberg Barclays Municipal Bond Index Allocation
0-6 Years	20.47%**	28.69%
6-12 Years	40.93%	23.73%
12-22 Years	38.60%	28.84%
22+ Years	0.00%	18.74%

Totals	100.00%	100.00%

*	Illustrated by Maturity and based on total investments for the Fund and total securities for the Index as of December 31, 2016. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

**	Includes a 2.32% allocation to the JPMorgan U.S. Government Money Market Fund Capital Shares.

How did the Fund perform during the reporting period?

Class A shares for the State Farm Tax Advantaged Bond Fund had a total return of 0.36% without sales charges during the year. This is compared to a 0.25% return for the Index over the same timeframe. The line graph and table below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the years ended December 31, including applicable sales charges

Fund’s Average Annual Total Return and Value as of December 31, 2016
	1 YEAR	5 YEAR	10 YEAR	Ending Value of a $10,000 Investment**
Class A	-2.66%	1.98%	3.75%	$14,449
Class B - conversion to Class A*	-3.00%	1.82%	3.75%	$14,444
Class B - conversion to Premier*	-3.00%	1.82%	3.76%	$14,462
Premier (previously Legacy Class A)	-2.55%	2.01%	3.76%	$14,470
Legacy Class B - conversion to Class A*	-2.94%	1.85%	3.76%	$14,458
Legacy Class B - conversion to Premier*	-2.94%	1.85%	3.77%	$14,476

*	Class B and Legacy Class B shares convert to Class A shares after 8 full years, unless the total value of a shareholder’s account(s) is $100,000 or more, then these shares convert to Premier shares. 10 YEAR returns and values reflect the applicable conversion.

**	For a 10 YEAR period.

The performance data quoted represents past performance and does not guarantee future results. Class A and Premier shares values and Class A shares performance on the line graph reflect a maximum sales charge of 3% at initial investment. Performance for the Fund’s other classes may be greater than or less than the line shown for Class A shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 3% for all Class A and Premier shares and for Class B and Legacy Class B shares at one year; and 2% for Class B and Legacy Class B shares at five years. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1	The Bloomberg Barclays Municipal Bond Index is an unmanaged index representative of the tax-exempt bond market and is made up of investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year. Unlike an investment in the Tax Advantaged Bond Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

As illustrated in the previous Table 2, for the year, bonds on the longer end of the maturity yield curve generally outperformed those on the shorter end, which in turn generally outperformed the 5-, 7- and 10-year components of the Bloomberg Barclays Municipal Bond Index. The Fund’s greater exposure to those bonds having maturities between 6-12 years hindered its performance relative to the Index, as did the Fund not having any allocation to bonds with maturities of over 22 years. However, the Fund’s smaller exposure to bonds with maturities of up to six years as well as its greater concentration in maturities between 12-22 years helped the Fund’s relative calendar-year performance.

We seek to maintain the risk profile of the Fund with respect to duration, interest rate risk, and credit risk. Throughout the reporting period, the Fund’s modified duration decreased from 4.64 years as of January 1, 2016, to 4.55 years as of December 31, 2016. Modified duration is a statistical calculation that measures a bond’s (or in this case, a bond fund’s) price sensitivity relative to general movements in interest rates. The Fund maintained a high quality credit orientation consistent with the Fund’s historical investment philosophy throughout the reporting period.

Table 4 below provides an illustration of the Fund’s credit quality orientation compared to the Bloomberg Barclays Municipal Bond Index as of December 31, 2016. Over the reporting period, the lower end of investment-grade quality municipal bonds (A and Baa rated bonds) generally outperformed relative to higher end investment-grade quality municipal bonds (Aa and Aaa rated bonds) as previously illustrated in Table 3 above.

Table 4: Credit Ratings Comparison (as of December 31, 2016)4

Credit Ratings	State Farm Tax Advantaged Bond Fund Allocation	Bloomberg Barclays Municipal Bond Index Allocation
Aaa/AAA	15.57%	9.89%
Aa/AA	61.75%	55.91%
A	17.43%	23.40%
Baa/BBB or Lower	0.40%	9.52%
NR (Not Rated)	4.85%*	1.28%

Totals	100.00%	100.00%

4	Illustrated by Credit Quality and based on total investments for the Fund and total securities for the Index as of December 31, 2016. Reflects the lower of Moody’s or Standard and Poor’s issuer specific ratings. The issuer specific ratings do not reflect any bond insurer ratings.

*	Includes a 2.32% allocation to the JPMorgan U.S. Government Money Market Fund Capital Shares.

The difference in credit quality negatively impacted the Fund’s performance relative to the Index. As highlighted earlier, the objective of the Fund is to seek as high a rate of income exempt from income taxes as is consistent with prudent investment management. The Fund has been invested with a bias towards high credit quality, intermediate maturity bonds. Adopting additional risk by increasing duration significantly and/or increasing the weighting in lower credit quality bonds would not have been consistent with the Fund’s historical investment philosophy.

The number of individual bonds held in the portfolio increased over the reporting period from 335 to 349. Turnover for the reporting period was 7.72%. Investments within the State of Arizona represented the largest single allocation in any state, representing 8.23% of total net assets, which marked an increase from 8.10% at the beginning of the reporting period. The largest additions to the portfolio included net acquisitions of bonds in Connecticut, followed by Washington and Colorado. Bonds secured by a general obligation pledge accounted for approximately 56% of all new acquisitions with revenue bond purchases representing 44% of the total. The average ratings quality of new bond purchases was approximately Aa2/AA. The Aa2 rating is a subset of Moody’s Aa rating. The largest net reduction of holdings occurred through sales of bonds in Kentucky and New York.

Financial highlights for this Fund can be found on pages 210-211.

State Farm Money Market Fund Management’s Discussion (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Money Market Fund (the “Fund”) seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Fund pursues this objective primarily by investing in:

•	Debt securities issued or guaranteed by the U.S. government, or by U.S. government agencies or instrumentalities,

•	Cash, and

•	Repurchase agreements fully collateralized by U.S. Treasury and U.S. government securities.

It is managed by State Farm Investment Management Corp. (SFIMC). An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Provide an illustration of the Fund’s investments.

Fund Composition*

*	Illustrated by Type of Security and based on total net assets as of December 31, 2016. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

Financial highlights for this Fund can be found on pages 212-213.

State Farm LifePath Funds Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the State Farm LifePath Funds investment objective and philosophy.

The State Farm LifePath Funds (“the LifePath Funds”) are organized under a “fund-of-funds” structure in which the LifePath Funds invest directly in equity (including real estate investment trusts) and bond exchange traded funds and a money market fund (the “LifePath Underlying Funds”) in proportion to each State Farm LifePath Funds’ own comprehensive investment strategy. References to the LifePath Funds are to the fund-of-funds structure, as the context requires, unless otherwise stated. BlackRock Fund Advisors (“BlackRock”) is the investment sub-adviser for the LifePath Funds.

Each LifePath Fund seeks to provide for retirement outcomes based on quantitatively measured risk that investors on average may be willing to accept given a particular investment time horizon. A LifePath Fund’s time horizon marks the point when the investors plan to start making net withdrawals. Each LifePath Fund has its own time horizon, which affects the acceptable risk level of the LifePath Fund and, in turn, its asset allocation.

With the exception of the State Farm LifePath 2050 Fund not containing an allocation to the iShares TIPS Bond ETF, each LifePath Fund invested in the same LifePath Underlying Funds but in differing proportions depending upon the time horizon and acceptable risk level of the LifePath Fund.

Describe the relevant market environment as it related to the Fund for the reporting period.

During 2016, total returns were positive for U.S. and international equity markets as well as for U.S. fixed income markets.

Positive factors influencing U.S. equities (as represented by the S&P 500 Index) during this time included a continuing trend of generally subdued inflation, accommodative global central bank policy, generally positive employment gains, and continued growth - albeit modest - in U.S. Gross Domestic Product (GDP). In addition, continued low interest rates and a strong year in merger-and-acquisition activity also helped drive a rise in some individual stock prices and overall market valuations.

U.S. equities staged an uneven decline through the beginning of February as plunging commodity prices and China’s slowing economic growth stoked speculation about a possible global recession. Also, U.S. corporate profits remained constrained early in the year, with the relative strength of the U.S. dollar continuing to provide a headwind for large-cap multi-national companies. Despite this challenging environment, the U.S. economy managed to post a 0.8% increase to GDP during the first quarter (January - March). In mid-February, stocks made an upward, albeit irregular march into early June, sustained by pockets of global economic growth, positive U.S. labor reports, improving crude oil fundamentals, and continued easy-money policy support from global central banks. During this rebound, the current U.S. bull market rally - which began in March 2009 - entered its eighth year, making it the second longest bull market in history.

Late June brought the “Brexit” surprise to the markets with the United Kingdom’s referendum vote to leave the European Union. However, U.S. equities quickly recovered from their Brexit shock, buoyed by additional signs of strength in the U.S. economy and a cautious Federal Reserve (the “Fed”). As U.S. economic growth accelerated in September - U.S. GDP would ultimately show a 3.5% increase for the third quarter (July - September) - investors upended market winners and losers. Rotating out of defensive sectors like telecommunications and utilities - whose dividend-yielding securities were sought out earlier in the year - investors moved into cyclical and growth stocks within the energy, technology and financial sectors. As the markets turned their attention to the November U.S. election, volatility returned. The S&P 500 Index notched a nine-day losing streak in late October and into early November - its longest such slide since 1980 - as investors grew cautious heading into the U.S. election. However, following the election equities staged an uneven climb through year end as investors reacted to positive economic news and generally cheered the potential pro-growth impacts of deregulation, corporate tax reform, and fiscal stimulus anticipated from a Donald Trump administration.

The 12-month total return for the S&P 500 Index was 11.96%, reflecting an increase of approximately 1.0% in corporate earnings per share for the index companies, an expansion of the index’s price/earnings valuation of approximately 8.5%, and a dividend return of approximately 2.1%. The 12.05% gain provided by large cap stocks (as represented by the Russell 1000 Index) underperformed both small cap stocks (as represented by the Russell 2000 Index) and mid cap stocks (as represented by the Russell Midcap Index), which posted gains of 21.31% and 13.80%, respectively. Value stocks, as represented by the Russell 1000 Value Index, generated a total return of 17.34% to outperform growth stocks, as represented by the Russell 1000 Growth Index, which gained 7.08% for the one-year period.

LifePath is a registered trademark of BlackRock Institutional Trust Company, N.A.

While also positive for the year, international equity markets generally lagged the performance of U.S. equities. For the 12-month period, international equity markets, as represented by the MSCI EAFE Free Index and the MSCI ACWI ex-U.S. IMI Index1, gained 1.00% and 4.41%, respectively.2 Within the MSCI EAFE Free Index, New Zealand was the strongest performing market, rising 18.37%, while Israel finished 2016 as the weakest, decreasing –24.87%. Japan, the largest country weighting in the MSCI EAFE Free Index, rose 2.38%. Elsewhere, the MSCI Emerging Markets Index rebounded with an 11.19% gain, as Brazil’s 66.24% total return led emerging market performance for the year and Greece, with a –12.13% loss, finished as that index’s worst performer.

Within currency markets, during the year the U.S. dollar reached a 14-year high relative to the euro while increasing approximately 3.2% versus the euro by period end. The dollar also rose approximately 19.4% against the British pound, with a majority of that gain occurring after the Brexit referendum vote in late June. Meanwhile, despite the Bank of Japan’s monetary easing policy measures, the Japanese yen strengthened against most other currencies, including the dollar, which depreciated approximately –2.7% relative to the yen. For commodities, while experiencing volatility throughout the year, price increases supported an 11.77% gain by the Bloomberg Commodity Index.3 Oil prices began January 2016 at around $37 per barrel and ranged between approximately $26 to $54/barrel during the year before ending December 2016 at around $54/barrel, an increase of approximately 45% for the 12-month period. Gold prices began the year at the period low of around $1,060 per troy ounce, reaching the period high of approximately $1,375/oz. in July before ending December 2016 at around $1,150/oz. to record an approximate 8% gain for the 12-month period.

In general, during the year major global central banks continued or even increased their monetary stimulus measures. This quantitative easing activity contributed to foreign investors maintaining their strong demand for U.S. fixed income securities through the first half of the period. However, during the second half of the year, signs of an accelerating U.S. economy - as well as investors’ anticipation of the potential pro-growth Trump policies - brought an increase in interest rates. The resulting decrease in some bond prices, though, was offset by bond coupon income and among major indices, the Bloomberg Barclays U.S. Aggregate Bond Index (the “Aggregate Bond Index”) recorded a gain of 2.65%. For the year ended December 31, 2016, the major components of the Aggregate Bond Index all experienced positive returns, led by the 6.11% gain from corporate bonds. Within this component, industrial issuances finished ahead of utility and financial institution bonds, returning 7.18%, 6.03% and 4.00%, respectively. Elsewhere within the Aggregate Bond Index, government-related securities provided a 2.73% return while securitized credit and U.S. Treasuries generated 1.78% and 1.04% gains.

From a maturity perspective, longer-term corporate bonds generally outperformed all other corporate maturities in the Aggregate Bond Index. The total return on 20+ year corporate bonds finished the year at 11.38%, compared to 5.75% for 7-10 year issuances, 3.49% for 3-5 year bonds, and 2.36% on 1-3 year maturities. The results were similar for U.S. Treasuries within the Aggregate Bond Index, with the difference in performance between longer-term and shorter maturities less pronounced than in corporate bonds. While 20+ year U.S. Treasuries led with a return of 1.43%, 7-10 year U.S. Treasuries gained 1.05% and 1-3 year issuances returned 0.86%, although both trailed the 1.33% total return delivered by 3-5 year U.S. Treasuries. From a credit standpoint, within the Aggregate Bond Index lower quality generally outperformed higher quality for the 12-month period. Baa-rated bonds posted a 7.87% gain while A-, Aa- and Aaa-rated issuances finished with 4.65%, 3.10% and 1.36% total returns, respectively. Similarly, among corporate bonds within the Aggregate Bond Index, lower quality performed better, as Baa-rated securities provided an 8.04% return during the year compared with the 4.65%, 3.60% and 3.39% gains generated by A-, Aa- and Aaa-rated bonds, respectively.4

Two-year and 10-year U.S. Treasury yields generally declined through early February as investors reacted to the early-period global growth concerns. Those particular Treasury yields subsequently made a series of up-and-down movements into June on changing views of inflation expectations, before declining in early July following the Brexit vote. While the U.K.’s referendum vote and continued global easy monetary policy had the effect of keeping U.S. Treasury yields in check, from those early-July period lows, investors pushed the 2-year and 10-year yields through uneven climbs through the U.S. election day (November 8, 2016). Those yields jumped the following day and subsequently set period highs later in November and into December, as investors generally welcomed the potential pro-growth impacts anticipated from a Trump presidency and digested strong third-quarter U.S. economic data and signs of higher inflation. After starting January 2016 at 2.27%, 10-year yields set a new record low of 1.37% in early July before reaching a period high of 2.60% on December 16, 2016, and eventually closing out the fiscal year at 2.45%. Two-year U.S. Treasury yields began the period at 1.06%, realized a period low of 0.56% in July and period high of 1.29% in December, and finished the year at 1.20%.

1	The MSCI All Country World Index ex-U.S. Investable Market Index (ACWI ex-U.S. IMI Index) is a free float adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets, excluding the United States. As of December 31, 2016, the MSCI ACWI ex-U.S. IMI Index consisted of 45 developed and emerging market country indices.

2	Returns are reported in U.S. dollar terms for the MSCI EAFE Free Index, MSCI ACWI ex-US IMI Index, and MSCI Emerging Markets Index.

3	The Bloomberg Commodity Index is a broadly diversified index that allows investors to track commodity futures through a single, simple measure. The index currently represents 20 commodities, which are weighted to account for economic significance and market liquidity.

4	Source: Barclays Live.

Coming on the heels of the Fed’s first interest rate hike since 2006 - a 0.25% increase in December 2015 - 3-month U.S. Treasury yields began January 2016 at 0.16%, their lowest point for the one-year period. After climbing to no higher than 0.36% through the first eight months of the year, 3-month Treasury yields jumped over 30 basis points from mid-September through mid-November, as investors responded to signals from the Fed that it would initiate another rate increase in December 2016. Consequently, when the Fed did move forward on another interest rate hike in December, the impact to short-term yields was relatively muted. After establishing a period high of 0.55% in mid-November and then again in December, 3-month Treasury yields settled down to close out the year at 0.51%.

With inflation mostly subdued through the year and interest rates increasing during the period’s second half, the Bloomberg Barclays U.S. TIPS Index5 posted a 4.68% gain. Meanwhile, with 3-month U.S. Treasury yields increasing 35 basis points from 0.16% at the beginning of the period to 0.51% at year end, cash holdings, as represented by the Citigroup 3-month U.S. Treasury Bill Index6, returned 0.27%, highlighting the rising short-term interest rate environment.

Supported by signs of economic growth in the U.S., high-yield bonds outperformed investment grade bonds for the year, as represented by the 17.13% total return posted by the Bloomberg Barclays High-Yield Bond Index7 versus the 2.65% gain of the Aggregate Bond Index. Continued strength in the U.S. economy - as well as a relatively low interest rate environment - also benefitted the U.S. real estate market, as the Cohen & Steers Realty Majors Index8 increased 4.93%. Consistent with the performance of the international equity markets, foreign real estate produced relatively lower returns as the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index9 posted a 2.00% gain for the one-year period ended December 31, 2016.

Relevant Market Indices	1-year Total Return as of 12/31/2016
U.S. Equity:
S&P 500 Index	11.96%
Russell 1000 Index	12.05%
Russell MidCap Index	13.80%
Russell 2000 Index	21.31%
Non-U.S. Equity:
MSCI EAFE Free Index	1.00%
MSCI ACWI ex-U.S. IMI Index	4.41%
MCSI Emerging Markets Index	11.19%
Fixed Income:
Bloomberg Barclays U.S. Aggregate Bond Index	2.65%
Bloomberg Barclays High-Yield Bond Index	17.13%
Bloomberg Barclays U.S. TIPS Index	4.68%
Citigroup 3-Month Treasury Bill Index	0.27%
Specialty:
Cohen & Steers Realty Majors Index	4.93%
Bloomberg Commodity Index	11.77%
FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index	2.00%

It is not possible to invest directly in an index. Past performance does not guarantee future results.

What factors helped and hindered performance of the LifePath Funds during the reporting period?

With the exception of the State Farm LifePath 2050 Fund not containing an allocation to the iShares TIPS Bond ETF, each LifePath Fund invested in the same eight LifePath Underlying Funds but in differing proportions, depending upon the time horizon and acceptable risk level of the LifePath Fund: the iShares Russell 1000 ETF, the iShares Russell 2000 ETF, the iShares Core MSCI EAFE ETF, the iShares Core MSCI Emerging Markets ETF, the iShares MSCI Canada ETF, the iShares Cohen & Steers REIT ETF, the iShares Core U.S. Aggregate Bond ETF, and the iShares TIPS Bond ETF.

The LifePath Funds with longer time horizons, such as the LifePath 2050 Fund, invested a greater share of their assets in equity-oriented LifePath Underlying Funds, such as the iShares Russell 1000 ETF and the iShares Core MSCI EAFE ETF. The more conservative LifePath Funds, such as the LifePath Retirement Fund, allocated more of their assets to fixed income-oriented investments, such as the iShares Core U.S. Aggregate Bond ETF and the iShares TIPS Bond ETF.

Ultimately the performance of any given LifePath Fund is a reflection of its asset allocation.

5	The Bloomberg Barclays U.S. TIPS Index is an unmanaged index composed of inflation protected securities issued by the U.S. Treasury.

6	The Citigroup 3-Month Treasury Bill Index is an unmanaged index of three-month Treasury bills.

7	The Bloomberg Barclays High-Yield Bond Index covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

8	The Cohen & Steers Realty Majors Index is a modified capitalization weighted total return index of selected United States Equity Real Estate Investment Trusts (REITs).

9	The FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index is designed to measure the stock performance of companies engaged in specific real estate activities of the real estate markets outside of the United States. Relevant real estate activities are defined as the ownership, trading and development of income producing real estate.

The returns of the LifePath Underlying Funds contributed to the overall returns of the LifePath Funds as shown below.

LifePath Underlying Funds	1-Year Total Return As of 12/31/2016
iShares MSCI Canada ETF	23.72%
iShares Cohen & Steers REIT ETF	4.62%
iShares TIPS Bond ETF	4.66%
iShares Russell 1000 ETF	12.04%
iShares Russell 2000 ETF	21.63%
iShares Core MSCI EAFE ETF	1.56%
iShares Core MSCI Emerging Markets ETF	10.29%
iShares Core U.S. Aggregate Bond ETF	2.42%

The LifePath Funds invested a significant amount of their assets in the iShares Russell 1000 ETF and iShares Core U.S. Aggregate Bond ETF. Both of these ETFs seek to track their respective benchmark indices while maintaining similar risk profiles as those benchmarks. The performance of the iShares Russell 1000 ETF was in line with its benchmark, the Russell 1000 Index (12.04% vs. 12.05%, respectively). As of December 31, 2016, the iShares Russell 1000 ETF was invested in 999 stocks, and during the year the iShares Russell 1000 ETF generally maintained sector weights and a risk profile that was similar to its benchmark. For the one-year period, U.S. large cap stocks (as represented by the Russell 1000 Index) generally outpaced developed international equity markets (as represented by the MSCI EAFE Free Index), while lagging behind the returns of emerging markets (as represented by the MSCI Emerging Markets Index) and U.S. small cap equities (as represented by the Russell 2000 Index).

The iShares Core U.S. Aggregate Bond ETF underperformed the return for its respective benchmark, the Aggregate Bond Index, by 0.23% (2.42% vs. 2.65%, respectively). As of December 31, 2016, there were 1,135 issuers and 5,869 securities comprising the iShares Core U.S. Aggregate Bond ETF. Within fixed income markets during 2016, high-yield bonds generally outperformed investment grade bonds, as represented by the 17.13% return of the Bloomberg Barclays High-Yield Bond Index versus the 2.65% return of the Aggregate Bond Index. In addition, lower credit quality generally performed better than higher quality in the Aggregate Bond Index.

State Farm LifePath Retirement Fund

Provide an illustration of the Fund’s investments.

Fund Composition*

*	Illustrated by Type of Security and based on total investments as of December 31, 2016. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the State Farm LifePath Retirement Fund perform during the reporting period?

For the one-year period ended December 31, 2016, Class A shares of the State Farm LifePath Retirement Fund had a total return without sales charges of 5.18%. The total returns for comparative indices of the LifePath Funds during the same time period were as follows: 11.96% for the S&P 500 Index and 2.65% for the Bloomberg Barclays U.S. Aggregate Bond Index.

Because of the multi-asset structure of the LifePath Retirement Fund, a blended benchmark is also used for comparison purposes in the line graph below. The blended benchmark is comprised of the indices shown below with weightings adjusted at the beginning of each quarter to approximately correspond with the LifePath Retirement Fund’s investments for the upcoming quarter. As of December 31, 2016, the total return of the LifePath Retirement Fund’s blended benchmark was 6.11% for the one-year period and had the following composition:

Index	LifePath Retirement Fund’s Blended Benchmark Weighting
Bloomberg Barclays U.S. Aggregate Bond Index	51.22%
Russell 1000 Index	22.50%
MSCI ACWI ex-U.S. IMI Index	11.57%
Bloomberg Barclays U.S. TIPS Index	8.77%
Russell 2000 Index	4.31%
Cohen & Steers Realty Majors Index	1.63%

The line graph and table below provide additional perspective for the State Farm LifePath Retirement Fund’s long term results.

Comparison of change in value of $10,000 investment

for the years ended December 31, including applicable sales charges

Fund’s Average Annual Total Return and Value as of December 31, 2016
	1 YEAR	5 YEAR	10 YEAR	Ending Value of a $10,000 Investment**
Class A	-0.09%	3.30%	3.23%	$13,737
Class B - conversion to Class A*	-0.51%	3.42%	3.27%	$13,792
Class B - conversion to Premier*	-0.51%	3.42%	3.27%	$13,793
Premier (previously Legacy Class A)	0.01%	3.29%	3.23%	$13,739
Legacy Class B - conversion to Class A*	1.73%	3.59%	3.44%	$14,023
Legacy Class B - conversion to Premier*	1.73%	3.59%	3.44%	$14,023
Institutional	5.49%	4.62%	4.01%	$14,822
Class R-1	4.80%	4.04%	3.43%	$14,005
Class R-2	5.00%	4.22%	3.63%	$14,286
Class R-3	5.34%	4.55%	3.93%	$14,705

*	Class B and Legacy Class B shares convert to Class A shares after 8 full years, unless the total value of a shareholder’s account(s) is $100,000 or more, then these shares convert to Premier shares. 10 YEAR returns and values reflect the applicable conversion.

**	For a 10 YEAR period.

The performance data quoted represents past performance and does not guarantee future results. Class A and Premier shares values and Class A shares performance on the line graph reflect a maximum sales charge of 5% at initial investment. Performance for the Fund’s other classes may be greater than or less than the line shown for Class A shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 5% for all Class A and Premier shares and for Class B shares at one year; 3% for Legacy Class B shares at one year; and 2% for Class B and Legacy Class B shares at five years. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1	See footnotes for LifePath 2050 Fund on page 64 for a description of the Indices.

2	On December 31, 2016, the Blended Benchmark computed by State Farm Investment Management Corp. consisted of 51.22% Bloomberg Barclays U.S. Aggregate Bond Index, 22.50% Russell 1000 Index, 11.57% MSCI ACWI ex-U.S. IMI Index, 8.77% Bloomberg Barclays U.S. TIPS Index, 4.31% Russell 2000 Index, and 1.63% Cohen & Steers Realty Majors Index. Unlike an investment in the LifePath 2050 Fund, a theoretical investment in any of the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Performance Analysis

What factors helped and hindered performance of the LifePath Retirement Fund during the reporting period?

As of December 31, 2016, the LifePath Underlying Funds within the LifePath Retirement Fund had the following composition:

LifePath Underlying Fund	% of LifePath Retirement Fund’s Net Assets*
iShares Core U.S. Aggregate Bond ETF	51.06%
iShares Russell 1000 ETF	22.50%
iShares TIPS Bond ETF	8.65%
iShares Core MSCI EAFE ETF	8.14%
iShares Russell 2000 ETF	4.64%
iShares Core MSCI Emerging Markets ETF	2.57%
iShares Cohen & Steers REIT ETF	1.49%
iShares MSCI Canada ETF	0.81%

*	Table does not include 0.15% for cash and other assets, net of liabilities. Due to rounding, total may not add to 100%.

The main driver to performance for the LifePath Retirement Fund was its exposure to equities. At the end of December 2016, the LifePath Retirement Fund’s equity allocation was approximately 40% of total net assets. Within the equity allocation, the iShares Russell 1000 ETF was the largest contributor to the LifePath Retirement Fund’s return for the one-year period ended December 31, 2016. Representative of large-cap U.S. stocks, the iShares Russell 1000 ETF posted a similar total return as its benchmark the Russell 1000 Index (12.04% vs. 12.05%, respectively) and as of year end accounted for approximately 56% of the equity allocation. As of December 31, 2016, the iShares Russell 1000 ETF consisted of 999 holdings, down from 1,032 at period start.

Support also came from U.S. small-cap stocks and foreign equities within the LifePath Retirement Fund’s equity allocation. For the one-year period ended December 31, 2016, the iShares Russell 2000 ETF, representing U.S. small-cap stocks, generated a 21.63% return, while the iShares Core MSCI Emerging Markets ETF and iShares MSCI Canada ETF, representing foreign equities, generated total returns of 10.29% and 23.72%, respectively.

From a fixed-income perspective, the LifePath Retirement Fund included an investment in the iShares Core U.S. Aggregate Bond ETF and the iShares TIPS Bond ETF. At approximately 51% of the LifePath Retirement Fund’s total net assets as of year end, the iShares Core U.S. Aggregate Bond ETF represented the largest LifePath Underlying Fund allocation within the Fund and finished as the second largest contributor to the Fund’s return. The iShares Core U.S. Aggregate Bond ETF trailed by 0.23% the total return of its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (2.42% vs. 2.65%, respectively), and as of year end, included 5,869 holdings, up from 4,983 to start the period. The iShares TIPS Bond ETF produced relatively the same return as its benchmark the Bloomberg Barclays U.S. TIPS Index, 4.66% vs. 4.68%, respectively, for the one-year period.

Within fixed-income markets for the year ended December 31, 2016, investment grade bonds generally underperformed high-yield bonds, as represented by the 2.65% return of the Bloomberg Barclays U.S. Aggregate Bond Index versus the 17.13% gain from the Bloomberg Barclays High-Yield Bond Index. In addition, shorter-term bonds generally underperformed relative to intermediate- and longer-maturity bonds. Within the Bloomberg Barclays U.S. Aggregate Bond Index, 1-3 year maturities yielded 1.31% while 5-7 year maturities and 10+ year maturities returned 1.94% and 6.67%, respectively.

Among the smallest contributors to the LifePath Retirement Fund’s return were the iShares Core MSCI EAFE ETF and the iShares Cohen & Steers REIT ETF. Representing international developed markets, the iShares Core MSCI EAFE ETF generated a 1.56% total return for the one-year period, while, the iShares Cohen & Steers REIT ETF, representing the U.S. real estate market, provided a 4.62% gain.

Over the course of the year, the asset allocation adjustments within the LifePath Retirement Fund resulted in an approximate 0.2% and 0.4% increase to domestic equity and international equity, respectively, while real estate securities remained at approximately 1.5%. The fixed income allocation decreased approximately 0.6%.

Financial highlights for this Fund can be found on pages 214-215.

State Farm LifePath 2020 Fund

Provide an illustration of the Fund’s investments.

Fund Composition*

*	Illustrated by Type of Security and based on total investments as of December 31, 2016. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the State Farm LifePath 2020 Fund perform during the reporting period?

For the one-year period ended December 31, 2016, Class A shares of the State Farm LifePath 2020 Fund had a total return without sales charges of 5.63%. The total returns for comparative indices of the LifePath Funds during the same time period were as follows: 11.96% for the S&P 500 Index and 2.65% for the Bloomberg Barclays U.S. Aggregate Bond Index.

Because of the multi-asset structure of the LifePath 2020 Fund, a blended benchmark is also used for comparison purposes in the line graph below. The blended benchmark is comprised of the indices shown below with weightings adjusted at the beginning of each quarter to approximately correspond with the LifePath 2020 Fund’s investments for the upcoming quarter. As of December 31, 2016, the total return of the LifePath 2020 Fund’s blended benchmark was 6.56% for the one-year period and had the following composition:

Index	LifePath 2020 Fund’s Blended Benchmark Weighting
Bloomberg Barclays U.S. Aggregate Bond Index	42.84%
Russell 1000 Index	27.53%
MSCI ACWI ex-U.S. IMI Index	15.22%
Bloomberg Barclays U.S. TIPS Index	7.13%
Russell 2000 Index	3.71%
Cohen & Steers Realty Majors Index	3.57%

The line graph and table below provide additional perspective for the State Farm LifePath 2020 Fund’s long term results.

Comparison of change in value of $10,000 investment

for the years ended December 31, including applicable sales charges

Fund’s Average Annual Total Return and Value as of December 31, 2016
	1 YEAR	5 YEAR	10 YEAR	Ending Value of a $10,000 Investment**
Class A	0.38%	4.52%	2.66%	$13,007
Class B - conversion to Class A*	-0.07%	4.52%	2.66%	$12,998
Class B - conversion to Premier*	-0.07%	4.52%	2.67%	$13,016
Premier (previously Legacy Class A)	0.46%	4.54%	2.67%	$13,020
Legacy Class B - conversion to Class A*	2.16%	4.83%	2.88%	$13,285
Legacy Class B - conversion to Premier*	2.16%	4.83%	2.90%	$13,303
Institutional	5.93%	5.86%	3.44%	$14,018
Class R-1	5.29%	5.25%	2.86%	$13,258
Class R-2	5.51%	5.47%	3.07%	$13,535
Class R-3	5.79%	5.78%	3.38%	$13,941

*	Class B and Legacy Class B shares convert to Class A shares after 8 full years, unless the total value of a shareholder’s account(s) is $100,000 or more, then these shares convert to Premier shares. 10 YEAR returns and values reflect the applicable conversion.

**	For a 10 YEAR period.

The performance data quoted represents past performance and does not guarantee future results. Class A and Premier shares values and Class A shares performance on the line graph reflect a maximum sales charge of 5% at initial investment. Performance for the Fund’s other classes may be greater than or less than the line shown for Class A shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 5% for all Class A and Premier shares and for Class B shares at one year; 3% for Legacy Class B shares at one year; and 2% for Class B and Legacy Class B shares at five years. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1	See footnotes for LifePath 2050 Fund on page 64 for a description of the Indices.

2	On December 31, 2016, the Blended Benchmark computed by State Farm Investment Management Corp. consisted of 42.84% Bloomberg Barclays U.S. Aggregate Bond Index, 27.53% Russell 1000 Index, 15.22% MSCI ACWI ex-U.S. IMI Index, 7.13% Bloomberg Barclays U.S. TIPS Index, 3.71% Russell 2000 Index, and 3.57% Cohen & Steers Realty Majors Index. Unlike an investment in the LifePath 2050 Fund, a theoretical investment in any of the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Performance Analysis

What factors helped and hindered performance of the LifePath 2020 Fund during the reporting period?

As of December 31, 2016, the LifePath Underlying Funds within the LifePath 2020 Fund had the following composition:

LifePath Underlying Fund	% of LifePath 2020 Fund’s Net Assets*
iShares Core U.S. Aggregate Bond ETF	43.23%
iShares Russell 1000 ETF	27.13%
iShares Core MSCI EAFE ETF	10.56%
iShares TIPS Bond ETF	6.93%
iShares Russell 2000 ETF	4.17%
iShares Cohen & Steers REIT ETF	3.52%
iShares Core MSCI Emerging Markets ETF	3.37%
iShares MSCI Canada ETF	1.10%

*	Table does not include 0.22% for short-term investments and –0.23% for liabilities, net of cash and other assets.

The main driver to performance for the LifePath 2020 Fund was its exposure to equities. At the end of December 2016, the LifePath 2020 Fund’s equity allocation was nearly 50% of total net assets. Within the equity allocation, the iShares Russell 1000 ETF was the largest contributor to the LifePath 2020 Fund’s return for the one-year period ended December 31, 2016. Representative of large-cap U.S. stocks, the iShares Russell 1000 ETF posted a similar total return as its benchmark the Russell 1000 Index (12.04% vs. 12.05%, respectively) and as of year end accounted for approximately 54% of the equity allocation. As of December 31, 2016, the iShares Russell 1000 ETF consisted of 999 holdings, down from 1,032 at period start.

Support also came from U.S. small-cap stocks and foreign equities within the LifePath 2020 Fund’s equity allocation. For the one-year period ended December 31, 2016, the iShares Russell 2000 ETF, representing U.S. small-cap stocks, generated a 21.63% return, while the iShares Core MSCI Emerging Markets ETF and iShares MSCI Canada ETF, representing foreign equities, generated total returns of 10.29% and 23.72%, respectively.

From a fixed-income perspective, the LifePath 2020 Fund included an investment in the iShares Core U.S. Aggregate Bond ETF and the iShares TIPS Bond ETF. At approximately 43% of the LifePath 2020 Fund’s total net assets as of year end, the iShares Core U.S. Aggregate Bond ETF represented the largest LifePath Underlying Fund allocation within the Fund, and finished as the second largest contributor to the Fund’s return. The iShares Core U.S. Aggregate Bond ETF trailed by 0.23% the total return of its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (2.42% vs. 2.65%, respectively), and as of year end, included 5,869 holdings, up from 4,983 to start the period. The iShares TIPS Bond ETF produced relatively the same return as its benchmark the Bloomberg Barclays U.S. TIPS Index, 4.66% vs. 4.68%, respectively, for the one-year period.

Within fixed-income markets for the year ended December 31, 2016, investment grade bonds generally underperformed high-yield bonds, as represented by the 2.65% return of the Bloomberg Barclays U.S. Aggregate Bond Index versus the 17.13% gain from the Bloomberg Barclays U.S. High-Yield Bond Index. In addition, shorter-term bonds generally underperformed relative to intermediate-and longer-maturity bonds. Within the Bloomberg Barclays U.S. Aggregate Bond Index, 1-3 year maturities yielded 1.31% while 5-7 year maturities and 10+ year maturities returned 1.94% and 6.67%, respectively.

Among the smallest contributors to the LifePath 2020 Fund’s return were the iShares Core MSCI EAFE ETF and the iShares Cohen & Steers REIT ETF. Representing international developed equity markets, the iShares Core EAFE ETF generated a 1.56% total return for the one-year period, while the iShares Cohen & Steers REIT ETF, representing the U.S. real estate market, provided a 4.62% gain.

Over the course of the year, the asset allocation adjustments within the LifePath 2020 Fund resulted in an approximate 1.1%, 0.4% and 0.3% decrease to domestic equity, international equity and real estate, respectively. The fixed income allocation increased approximately 1.7%.

Financial highlights for this Fund can be found on pages 216-217.

State Farm LifePath 2030 Fund

Provide an illustration of the Fund’s investments.

Fund Composition*

*	Illustrated by Type of Security and based on total investments as of December 31, 2016. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the State Farm LifePath 2030 Fund perform during the reporting period?

For the one-year period ended December 31, 2016, Class A shares of the State Farm LifePath 2030 Fund had a total return without sales charges of 6.65%. The total returns for comparative indices of the LifePath Funds during the same time period were as follows: 11.96% for the S&P 500 Index and 2.65% for the Bloomberg Barclays U.S. Aggregate Bond Index.

Because of the multi-asset structure of the LifePath 2030 Fund, a blended benchmark is also used for comparison purposes in the line graph below. The blended benchmark is comprised of the indices shown below with weightings adjusted at the beginning of each quarter to approximately correspond with the LifePath 2030 Fund’s investments for the upcoming quarter. As of December 31, 2016, the total return of the LifePath 2030 Fund’s blended benchmark was 7.55% for the one-year period and had the following composition:

Index	LifePath 2030 Fund’s Blended Benchmark Weighting
Russell 1000 Index	38.73%
Bloomberg Barclays U.S. Aggregate Bond Index	23.98%
MSCI ACWI ex-U.S. IMI Index	23.31%
Cohen & Steers Realty Majors Index	7.87%
Bloomberg Barclays U.S. TIPS Index	3.73%
Russell 2000 Index	2.38%

The line graph and table below provide additional perspective for the State Farm LifePath 2030 Fund’s long term results.

Comparison of change in value of $10,000 investment

for the years ended December 31, including applicable sales charges

Fund’s Average Annual Total Return and Value as of December 31, 2016
	1 YEAR	5 YEAR	10 YEAR	Ending Value of a $10,000 Investment**
Class A	1.30%	5.88%	2.58%	$12,902
Class B - conversion to Class A*	1.46%	6.04%	2.57%	$12,889
Class B - conversion to Premier*	1.46%	6.04%	2.58%	$12,897
Premier (previously Legacy Class A)	1.41%	5.87%	2.58%	$12,904
Legacy Class B - conversion to Class A*	3.25%	6.22%	2.80%	$13,177
Legacy Class B - conversion to Premier*	3.25%	6.22%	2.80%	$13,185
Institutional	6.94%	7.23%	3.36%	$13,916
Class R-1	6.29%	6.63%	2.78%	$13,151
Class R-2	6.50%	6.82%	2.98%	$13,411
Class R-3	6.90%	7.17%	3.32%	$13,857

*	Class B and Legacy Class B shares convert to Class A shares after 8 full years, unless the total value of a shareholder’s account(s) is $100,000 or more, then these shares convert to Premier shares. 10 YEAR returns and values reflect the applicable conversion.

**	For a 10 YEAR period.

The performance data quoted represents past performance and does not guarantee future results. Class A and Premier shares values and Class A shares performance on the line graph reflect a maximum sales charge of 5% at initial investment. Performance for the Fund’s other classes may be greater than or less than the line shown for Class A shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 5% for all Class A and Premier shares and for Class B shares at one year; 3% for Legacy Class B shares at one year; and 2% for Class B and Legacy Class B shares at five years. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1	See footnotes for LifePath 2050 Fund on page 64 for a description of the Indices.

2	On December 31, 2016, the Blended Benchmark computed by State Farm Investment Management Corp. consisted of 38.73% Russell 1000 Index, 23.98% Bloomberg Barclays U.S. Aggregate Bond Index, 23.31% MSCI ACWI ex-U.S. IMI Index, 7.87% Cohen & Steers Realty Majors Index, 3.73% Bloomberg Barclays U.S. TIPS Index, and 2.38% Russell 2000 Index. Unlike an investment in the LifePath 2050 Fund, a theoretical investment in any of the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Performance Analysis

What factors helped and hindered performance of the LifePath 2030 Fund during the reporting period?

As of December 31, 2016, the LifePath Underlying Funds within the LifePath 2030 Fund had the following composition:

LifePath Underlying Fund	% of LifePath 2030 Fund’s Net Assets*
iShares Russell 1000 ETF	38.33%
iShares Core U.S. Aggregate Bond ETF	24.27%
iShares Core MSCI EAFE ETF	16.41%
iShares Cohen & Steers REIT ETF	7.91%
iShares Core MSCI Emerging Markets ETF	5.21%
iShares TIPS Bond ETF	3.59%
iShares Russell 2000 ETF	2.69%
iShares MSCI Canada ETF	1.65%

*	Table does not include 0.23% for short-term investments and –0.30% for liabilities, net of cash and other assets. Due to rounding, total may not add to 100%.

The main driver to performance for the LifePath 2030 Fund was its exposure to equities. At the end of December 2016, the LifePath 2030 Fund’s equity allocation was approximately 72% of total net assets. Within the equity allocation, the iShares Russell 1000 ETF was the largest contributor to the LifePath 2030 Fund’s return for the one-year period ended December 31, 2016. Representative of large-cap U.S. stocks, the iShares Russell 1000 ETF posted a similar total return as its benchmark the Russell 1000 Index (12.04% vs. 12.05%, respectively) and as of year end accounted for approximately 53% of the equity allocation. As of December 31, 2016, the iShares Russell 1000 ETF consisted of 999 holdings, down from 1,032 at period start.

Support also came from U.S. small-cap stocks, foreign equities and real estate within the LifePath 2030 Fund’s equity allocation. For the one-year period ended December 31, 2016, the iShares Russell 2000 ETF, representing U.S. small-cap stocks, generated a 21.63% return, while the iShares Core MSCI Emerging Markets ETF and iShares MSCI Canada ETF, representing foreign equities, delivered total returns of 10.29% and 23.72%, respectively. The iShares Cohen & Steers REIT ETF, representing real estate, posted a 4.62% return.

From a fixed-income perspective, the LifePath 2030 Fund included an investment in the iShares Core U.S. Aggregate Bond ETF. At approximately 24% of the LifePath 2030 Fund’s total net assets as of year end, the iShares Core U.S. Aggregate Bond ETF comprised the second largest LifePath Underlying Fund allocation within the Fund, and finished as the second largest contributor to the Fund’s return. The iShares Core U.S. Aggregate Bond ETF trailed by 0.23% the total return of its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (2.42% vs. 2.65%, respectively), and as of year end included 5,869 holdings, up from 4,983 to start the period.

Within fixed-income markets for the year ended December 31, 2016, investment grade bonds generally underperformed high-yield bonds, as represented by the 2.65% return of the Bloomberg Barclays U.S. Aggregate Bond Index versus the 17.13% gain from the Bloomberg Barclays High-Yield Bond Index. In addition, shorter-term bonds generally underperformed relative to intermediate- and longer-maturity bonds. Within the Bloomberg Barclays U.S. Aggregate Bond Index, 1-3 year maturities yielded 1.31% while 5-7 year maturities and 10+ year maturities returned 1.94% and 6.67%, respectively.

Among the smallest contributors to the LifePath 2030 Fund’s return were the iShares Core MSCI EAFE ETF and the iShares TIPS Bond ETF. Representing international developed equity markets, the iShares Core EAFE ETF generated a 1.56% total return for the one-year period, while the iShares TIPS Bond ETF, representing inflation-protected Treasuries, provided a 4.66% gain.

Over the course of the year, the asset allocation adjustments within the LifePath 2030 Fund resulted in an approximate 1.3% and 0.2% decrease to domestic equity and real estate, respectively, while the international equity and fixed income allocations increased approximately 0.1% and 1.5%, respectively for the 1-year period.

Financial highlights for this Fund can be found on pages 218-219.

State Farm LifePath 2040 Fund

Provide an illustration of the Fund’s investments.

Fund Composition*

*	Illustrated by Type of Security and based on total investments as of December 31, 2016. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the State Farm LifePath 2040 Fund perform during the reporting period?

For the one-year period ended December 31, 2016, Class A shares of the State Farm LifePath 2040 Fund had a total return without sales charges of 7.47%. The total returns for comparative indices of the LifePath Funds during the same time period were as follows: 11.96% for the S&P 500 Index and 2.65% for the Bloomberg Barclays U.S. Aggregate Bond Index.

Because of the multi-asset structure of the LifePath 2040 Fund, a blended benchmark is also used for comparison purposes in the line graph below. The blended benchmark is comprised of the indices shown below with weightings adjusted at the beginning of each quarter to approximately correspond with the LifePath 2040 Fund’s investments for the upcoming quarter. December 31, 2016, the total return of the LifePath 2040 Fund’s blended benchmark was 8.34% for the one-year period and had the following composition:

Index	LifePath 2040 Fund’s Blended Benchmark Weighting
Russell 1000 Index	48.06%
MSCI ACWI ex-U.S. IMI Index	30.54%
Cohen & Steers Realty Majors Index	11.65%
Bloomberg Barclays U.S. Aggregate Bond Index	7.44%
Russell 2000 Index	1.33%
Bloomberg Barclays U.S. TIPS Index	0.98%

The line graph and table below provide additional perspective for the State Farm LifePath 2040 Fund’s long term results.

Comparison of change in value of $10,000 investment

for the years ended December 31, including applicable sales charges

Fund’s Average Annual Total Return and Value as of December 31, 2016
	1 YEAR	5 YEAR	10 YEAR	Ending Value of a $10,000 Investment**
Class A	2.12%	6.94%	2.43%	$12,715
Class B - conversion to Class A*	2.29%	7.13%	2.41%	$12,694
Class B - conversion to Premier*	2.29%	7.13%	2.43%	$12,711
Premier (previously Legacy Class A)	2.17%	6.96%	2.44%	$12,730
Legacy Class B - conversion to Class A*	4.04%	7.30%	2.65%	$12,993
Legacy Class B - conversion to Premier*	4.04%	7.30%	2.67%	$13,010
Institutional	7.75%	8.31%	3.22%	$13,727
Class R-1	7.14%	7.70%	2.62%	$12,951
Class R-2	7.29%	7.91%	2.84%	$13,226
Class R-3	7.68%	8.23%	3.25%	$13,774

*	Class B and Legacy Class B shares convert to Class A shares after 8 full years, unless the total value of a shareholder’s account(s) is $100,000 or more, then these shares convert to Premier shares. 10 YEAR returns and values reflect the applicable conversion.

**	For a 10 YEAR period.

The performance data quoted represents past performance and does not guarantee future results. Class A and Premier shares values and Class A shares performance on the line graph reflect a maximum sales charge of 5% at initial investment. Performance for the Fund’s other classes may be greater than or less than the line shown for Class A shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 5% for all Class A and Premier shares and for Class B shares at one year; 3% for Legacy Class B shares at one year; and 2% for Class B and Legacy Class B shares at five years. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1	See footnotes for LifePath 2050 Fund on page 64 for a description of the Indices.

2	On December 31, 2016, the Blended Benchmark computed by State Farm Investment Management Corp. consisted of 48.06% Russell 1000 Index, 30.54% MSCI ACWI ex-U.S. IMI Index, 11.65% Cohen & Steers Realty Majors Index, 7.44% Bloomberg Barclays U.S. Aggregate Bond Index, 1.33% Russell 2000 Index, and 0.98% Bloomberg Barclays U.S. TIPS Index. Unlike an investment in the LifePath 2050 Fund, a theoretical investment in any of the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Performance Analysis

What factors helped and hindered performance of the LifePath 2040 Fund during the reporting period?

As of December 31, 2016, the LifePath Underlying Funds within the LifePath 2040 Fund had the following composition:

LifePath Underlying Fund	% of LifePath 2040 Fund’s Net Assets*
iShares Russell 1000 ETF	47.68%
iShares Core MSCI EAFE ETF	21.56%
iShares Cohen & Steers REIT ETF	11.94%
iShares Core U.S. Aggregate Bond ETF	7.69%
iShares Core MSCI Emerging Markets ETF	6.88%
iShares MSCI Canada ETF	2.15%
iShares Russell 2000 ETF	1.23%
iShares TIPS Bond ETF	0.90%

*	Table does not include 0.29% for short-term investments and –0.33% for liabilities, net of cash and other assets. Due to rounding, total may not add to 100%.

The main driver to performance for the LifePath 2040 Fund was its exposure to equities. At the end of December 2016, the LifePath 2040 Fund’s equity allocation was approximately 91% of total net assets. Within the equity allocation, the iShares Russell 1000 ETF was the largest contributor to the LifePath 2040 Fund’s return for the one-year period ended December 31, 2016. Representative of large-cap U.S. stocks, the iShares Russell 1000 ETF posted a similar total return as its benchmark the Russell 1000 Index (12.04% vs. 12.05%, respectively) and as of year end accounted for approximately 52% of the equity allocation. As of December 31, 2016, the iShares Russell 1000 ETF consisted of 999 holdings, down from 1,032 at period start.

Support also came from U.S. small-cap stocks and foreign equities within the LifePath 2040 Fund’s equity allocation. For the one-year period ended December 31, 2016, the iShares Russell 2000 ETF, representing U.S. small-cap stocks, returned 21.63%, while the iShares MSCI Canada ETF, iShares Core MSCI Emerging Markets ETF and iShares Core MSCI EAFE ETF, representing foreign equities, generated total returns of 23.72%, 10.29%, and 1.56%, respectively. The Fund also gained exposure to U.S. real estate through the iShares Cohen & Steers REIT ETF, which returned 4.62% for the one-year period.

Meanwhile, due in part to their relatively small weighting within the LifePath 2040 Fund, the fixed income components were responsible for the smallest contributions to the Fund’s return. The iShares Core U.S. Aggregate Bond ETF and the iShares TIPS Bond ETF produced returns of 2.42% and 4.66%, respectively. Within fixed-income markets for the year ended December 31, 2016, investment grade bonds generally underperformed high-yield bonds, as represented by the 2.65% return of the Bloomberg Barclays U.S. Aggregate Bond Index versus the 17.13% gain from the Bloomberg Barclays High-Yield Bond Index. In addition, shorter-term bonds generally underperformed relative to intermediate- and longer-maturity bonds. Within the Bloomberg Barclays U.S. Aggregate Bond Index, 1-3 year maturities yielded 1.31% while 5-7 year maturities and 10+ year maturities returned 1.94% and 6.67%, respectively.

Over the course of the year, the asset allocation adjustments within the LifePath 2040 Fund resulted in an approximate 1.8% decrease to domestic equity, while the international equity and fixed income allocations increased approximately 0.3% and 1.6%, respectively. The real estate allocation remained relatively unchanged over the course of the year.

Financial highlights for this Fund can be found on pages 220-221.

State Farm LifePath 2050 Fund

Provide an illustration of the Fund’s investments.

Fund Composition*

*	Illustrated by Type of Security and based on total investments as of December 31, 2016. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the State Farm LifePath 2050 Fund perform during the reporting period?

For the one-year period ended December 31, 2016, Class A shares of the State Farm LifePath 2050 Fund had a total return without sales charges of 7.80%. The total returns for comparative indices of the LifePath Funds during the same time period were as follows: 11.96% for the S&P 500 Index and 2.65% for the Bloomberg Barclays U.S. Aggregate Bond Index.

Because of the multi-asset structure of the LifePath 2050 Fund, a blended benchmark is also used for comparison purposes in the line graph below. The blended benchmark is comprised of the indices shown below with weightings adjusted at the beginning of each quarter to approximately correspond with the LifePath 2050 Fund’s investments for the upcoming quarter. As of December 31, 2016, the total return of the LifePath 2050 Fund’s blended benchmark was 8.72% for the one-year period and had the following composition:

Index	LifePath 2050 Fund’s Blended Benchmark Weighting
Russell 1000 Index	50.46%
MSCI ACWI ex-U.S. IMI Index	33.96%
Cohen & Steers Realty Majors Index	13.28%
Russell 2000 Index	1.30%
Bloomberg Barclays U.S. Aggregate Bond Index	1.00%
Bloomberg Barclays U.S. TIPS Index	0.00%

The line graph and table below provide additional perspective for the State Farm LifePath 2050 Fund’s long term results.

Comparison of change in value of $10,000 investment

for the periods ended December 31, including applicable sales charges

Fund’s Average Annual Total Return and Value as of December 31, 2016
	1 YEAR	5 YEAR	Life of Class		Ending Value of a $10,000 Investment***
Class A	2.40%	7.77%	4.48	%*	$14,487
Premier	Not Applicable	Not Applicable	2.21	%**	$10,221
Class R-1	7.45%	8.55%	4.80	%*	$14,867
Class R-2	7.62%	8.73%	5.00	%*	$15,108

*	From 07/14/2008.

**	From 05/23/2016.

***	For a Life of Class period.

The performance data quoted represents past performance and does not guarantee future results. Class A and Premier shares values and Class A shares performance on the line graph reflect a maximum sales charge of 5% at initial investment. Performance for the Fund’s other classes may be greater than or less than the line shown for Class A shares because of differing loads and expenses between the share classes. Returns in the table above reflect a maximum sales charge of 5% for all Class A and Premier shares. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1	The S&P 500 Index represents an unmanaged group of stocks, tracking the common stock performance of 500 large U.S. companies in the manufacturing, utilities, transportation and financial industries.

2	The Bloomberg Barclays U.S. Aggregate Bond Index represents debt securities in the U.S. investment grade fixed rate taxable bond market, including government and corporate debt securities, mortgage pass-through debt securities and asset-backed debt securities with maturities greater than one year.

The Indices represent unmanaged groups of securities that differ from the composition of the LifePath Funds. Unlike an investment in the LifePath Funds, a theoretical investment in any of the Indices does not reflect any expenses. It is not possible to invest directly in an index.

3	On December 31, 2016, the Blended Benchmark computed by State Farm Investment Management Corp. consisted of 50.46% Russell 1000 Index, 33.96% MSCI ACWI ex-U.S. IMI Index, 13.28% Cohen & Steers Realty Majors Index, 1.30% Russell 2000 Index, 1.00% Bloomberg Barclays U.S. Aggregate Bond Index, and 0.00% Bloomberg Barclays U.S. TIPS Index. Unlike an investment in the LifePath 2050 Fund, a theoretical investment in any of the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Performance Analysis

What factors helped and hindered performance of the LifePath 2050 Fund during the reporting period?

As of December 31, 2016, the LifePath Underlying Funds within the LifePath 2050 Fund had the following composition:

LifePath Underlying Fund	% of LifePath 2050 Fund’s Net Assets*
iShares Russell 1000 ETF	50.47%
iShares Core MSCI EAFE ETF	24.12%
iShares Cohen & Steers REIT ETF	13.65%
iShares Core MSCI Emerging Markets ETF	7.67%
iShares MSCI Canada ETF	2.40%
iShares Russell 2000 ETF	1.02%
iShares Core U.S. Aggregate Bond ETF	0.96%
iShares TIPS Bond ETF	0.00%

*	Table does not include 0.41% for short-term investments and –0.71% for liabilities, net of cash and other assets. Due to rounding, total may not add to 100%.

The main driver to performance for the LifePath 2050 Fund was its exposure to equities. At the end of December 2016, the LifePath 2050 Fund’s equity allocation was approximately 99% of total net assets. Within the equity allocation, the iShares Russell 1000 ETF was the largest contributor to the LifePath 2050 Fund’s return for the one-year period ended December 31, 2016. Representative of large-cap U.S. stocks, the iShares Russell 1000 ETF posted a similar total return as its benchmark the Russell 1000 Index (12.04% vs. 12.05%, respectively) and as of year end accounted for approximately 51% of the equity allocation. As of December 31, 2016, the iShares Russell 1000 ETF consisted of 999 holdings, down from 1,032 at period start.

Support also came from U.S. small-cap stocks and foreign equities within the LifePath 2050 Fund’s equity allocation. For the one-year period ended December 31, 2016, the iShares Russell 2000 ETF, representing U.S. small-cap stocks, returned 21.63%, while the iShares MSCI Canada ETF, iShares Core MSCI Emerging Markets ETF and iShares Core MSCI EAFE ETF, representing foreign equities, generated total returns of 23.72%, 10.29%, and 1.56%, respectively. The Fund also gained exposure to U.S. real estate through the iShares Cohen & Steers REIT ETF, which returned 4.62% for the one-year period.

Meanwhile, due in part to its relatively small weighting within the LifePath 2050 Fund, the iShares Core U.S. Aggregate Bond ETF - which comprised the entire fixed income portion of the Fund - was responsible for the smallest contribution to the Fund’s return. For the period, the iShares Core U.S. Aggregate Bond ETF gained 2.42%. Within fixed-income markets for the year ended December 31, 2016, investment grade bonds generally underperformed high-yield bonds, as represented by the 2.65% return of the Bloomberg Barclays U.S. Aggregate Bond Index versus the 17.13% gain from the Bloomberg Barclays High-Yield Bond Index. In addition, shorter-term bonds generally underperformed relative to intermediate- and longer-maturity bonds. Within the Bloomberg Barclays U.S. Aggregate Bond Index, 1-3 year maturities yielded 1.31% while 5-7 year maturities and 10+ year maturities returned 1.94% and 6.67%, respectively.

Over the course of the year, the asset allocation adjustments within the LifePath 2050 Fund resulted in an approximate 0.8% decrease to domestic equity, while the international equity and real estate allocations increased 0.9% and 0.5%, respectively. The fixed income allocation remained relatively unchanged over the course of the year.

Financial highlights for this Fund can be found on pages 222-223.

Expense Example (unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and certain redemptions; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; shareholder servicing fees; and other Fund expenses. The Example in the following table for each Fund below is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as stated in the table for each Fund.

Actual Expenses

The Actual information in the table under each Fund name below provides information about actual account values and actual expenses for each Class of shares. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value for a Fund Class by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual information line under the heading entitled “Expenses Paid During Period” for the applicable Fund Class to estimate the expenses you paid on your account for that Fund Class during the period. If your account has multiple Fund positions, add up the results calculated for each Fund position by Class within your account to estimate the expenses you paid on your total account value. A potential account fee of $10 per calendar quarter is not included in the expenses shown in the table. This fee will be charged to an account holding Class A, Class B, Premier, Legacy Class B or Institutional shares (other than a SEP IRA, SIMPLE IRA, Archer Medical Savings Account, Tax Sheltered Account under §403(b)(7) of the Internal Revenue Code or an account held under other employer-sponsored qualified retirement plans) if the balance in the account falls below $5,000 at the close of business on the second business day of the last month of the calendar quarter, unless the account has been open for less than a year as of the second business day of the last month of the calendar quarter. You should consider any account fee you incurred when estimating the total ongoing expenses paid over the period and the impact of this fee on your ending account value. This additional fee has the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The Hypothetical information in the table under each Fund name below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio by Class and an assumed rate of return of 5% per year before expenses, which is not the actual return of the Class indicated. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A potential account fee of $10 per calendar quarter is not included in the expenses shown in the table. This fee will be charged to an account holding Class A, Class B, Premier, Legacy Class B or Institutional shares (other than a SEP IRA, SIMPLE IRA, Archer Medical Savings Account, Tax Sheltered Account under §403(b)(7) of the Internal Revenue Code or an account held under other employer-sponsored qualified retirement plans) if the balance in the account falls below $5,000 at the close of business on the second business day of the last month of the calendar quarter, unless the account has been open for less than a year as of the second business day of the last month of the calendar quarter. You should consider any account fee that you incurred when estimating the total ongoing expenses paid over the period and the impact of this fee on your ending account value. This additional fee has the effect of increasing the costs of investing.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) applicable to Class A, Class B, Premier, and Legacy Class B shares. Therefore, the Hypothetical information in the table under each Fund name is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

State Farm Equity Fund

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Annualized Expense Ratio Based on the Period July 1, 2016 to December 31, 2016	Expenses Paid During Period July 1, 2016 to December 31, 2016[1]
Actual
Class A Shares	$1,000.00	$1,067.64	1.15%	$5.98
Class B Shares	$1,000.00	$1,063.54	1.85%	$9.60
Premier Shares[3]	$1,000.00	$1,068.71	1.05%	$5.46
Legacy Class B Shares	$1,000.00	$1,064.57	1.55%	$8.04
Institutional Shares	$1,000.00	$1,068.85	0.90%	$4.68
Class R-1 Shares	$1,000.00	$1,065.87	1.47%	$7.63
Class R-2 Shares	$1,000.00	$1,066.41	1.27%	$6.60
Class R-3 Shares	$1,000.00	$1,068.41	0.97%	$5.04

Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,019.36	1.15%	$5.84
Class B Shares	$1,000.00	$1,015.84	1.85%	$9.37
Premier Shares[3]	$1,000.00	$1,019.86	1.05%	$5.33
Legacy Class B Shares	$1,000.00	$1,017.34	1.55%	$7.86
Institutional Shares	$1,000.00	$1,020.61	0.90%	$4.57
Class R-1 Shares	$1,000.00	$1,017.75	1.47%	$7.46
Class R-2 Shares	$1,000.00	$1,018.75	1.27%	$6.44
Class R-3 Shares	$1,000.00	$1,020.26	0.97%	$4.93

State Farm Small/Mid Cap Equity Fund

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Annualized Expense Ratio Based on the Period July 1, 2016 to December 31, 2016	Expenses Paid During Period July 1, 2016 to December 31, 2016[1]
Actual
Class A Shares	$1,000.00	$1,119.98	1.39%	$7.41
Class B Shares	$1,000.00	$1,115.82	2.09%	$11.12
Premier Shares[3]	$1,000.00	$1,120.81	1.29%	$6.88
Legacy Class B Shares	$1,000.00	$1,118.13	1.79%	$9.53
Institutional Shares	$1,000.00	$1,120.99	1.14%	$6.08
Class R-1 Shares	$1,000.00	$1,118.10	1.71%	$9.10
Class R-2 Shares	$1,000.00	$1,118.53	1.51%	$8.04
Class R-3 Shares	$1,000.00	$1,121.00	1.21%	$6.45

Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,018.15	1.39%	$7.05
Class B Shares	$1,000.00	$1,014.63	2.09%	$10.58
Premier Shares[3]	$1,000.00	$1,018.65	1.29%	$6.55
Legacy Class B Shares	$1,000.00	$1,016.14	1.79%	$9.07
Institutional Shares	$1,000.00	$1,019.41	1.14%	$5.79
Class R-1 Shares	$1,000.00	$1,016.54	1.71%	$8.67
Class R-2 Shares	$1,000.00	$1,017.55	1.51%	$7.66
Class R-3 Shares	$1,000.00	$1,019.05	1.21%	$6.14

State Farm International Equity Fund

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Annualized Expense Ratio Based on the Period July 1, 2016 to December 31, 2016	Expenses Paid During Period July 1, 2016 to December 31, 2016[1]
Actual
Class A Shares	$1,000.00	$985.18	1.50%	$7.49
Class B Shares	$1,000.00	$981.82	2.20%	$10.96
Premier Shares[3]	$1,000.00	$986.30	1.40%	$6.99
Legacy Class B Shares	$1,000.00	$983.08	1.90%	$9.47
Institutional Shares	$1,000.00	$987.06	1.25%	$6.24
Class R-1 Shares	$1,000.00	$984.06	1.82%	$9.08
Class R-2 Shares	$1,000.00	$984.17	1.62%	$8.08
Class R-3 Shares	$1,000.00	$985.49	1.32%	$6.59

Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,017.60	1.50%	$7.61
Class B Shares	$1,000.00	$1,014.08	2.20%	$11.14
Premier Shares[3]	$1,000.00	$1,018.10	1.40%	$7.10
Legacy Class B Shares	$1,000.00	$1,015.58	1.90%	$9.63
Institutional Shares	$1,000.00	$1,018.85	1.25%	$6.34
Class R-1 Shares	$1,000.00	$1,015.99	1.82%	$9.22
Class R-2 Shares	$1,000.00	$1,016.99	1.62%	$8.21
Class R-3 Shares	$1,000.00	$1,018.50	1.32%	$6.70

State Farm S&P 500 Index Fund

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Annualized Expense Ratio Based on the Period July 1, 2016 to December 31, 2016	Expenses Paid During Period July 1, 2016 to December 31, 2016[1]
Actual
Class A Shares	$1,000.00	$1,074.99	0.65%	$3.39
Class B Shares	$1,000.00	$1,071.02	1.35%	$7.03
Premier Shares[3]	$1,000.00	$1,074.98	0.55%	$2.87
Legacy Class B Shares	$1,000.00	$1,072.24	1.05%	$5.47
Institutional Shares	$1,000.00	$1,076.30	0.40%	$2.09
Class R-1 Shares	$1,000.00	$1,072.36	0.97%	$5.05
Class R-2 Shares	$1,000.00	$1,074.53	0.77%	$4.02
Class R-3 Shares	$1,000.00	$1,075.44	0.47%	$2.45

Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,021.87	0.65%	$3.30
Class B Shares	$1,000.00	$1,018.35	1.35%	$6.85
Premier Shares[3]	$1,000.00	$1,022.37	0.55%	$2.80
Legacy Class B Shares	$1,000.00	$1,019.86	1.05%	$5.33
Institutional Shares	$1,000.00	$1,023.13	0.40%	$2.03
Class R-1 Shares	$1,000.00	$1,020.26	0.97%	$4.93
Class R-2 Shares	$1,000.00	$1,021.27	0.77%	$3.91
Class R-3 Shares	$1,000.00	$1,022.77	0.47%	$2.39

State Farm Small Cap Index Fund

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Annualized Expense Ratio Based on the Period July 1, 2016 to December 31, 2016	Expenses Paid During Period July 1, 2016 to December 31, 2016[1]
Actual
Class A Shares	$1,000.00	$1,182.47	0.74%	$4.06
Class B Shares	$1,000.00	$1,179.01	1.29%	$7.07
Premier Shares[3]	$1,000.00	$1,182.97	0.64%	$3.51
Legacy Class B Shares	$1,000.00	$1,180.27	1.14%	$6.25
Institutional Shares	$1,000.00	$1,183.78	0.49%	$2.69
Class R-1 Shares	$1,000.00	$1,180.54	1.06%	$5.81
Class R-2 Shares	$1,000.00	$1,181.55	0.86%	$4.72
Class R-3 Shares	$1,000.00	$1,183.73	0.56%	$3.07

Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,021.42	0.74%	$3.76
Class B Shares	$1,000.00	$1,018.65	1.29%	$6.55
Premier Shares[3]	$1,000.00	$1,021.92	0.64%	$3.25
Legacy Class B Shares	$1,000.00	$1,019.41	1.14%	$5.79
Institutional Shares	$1,000.00	$1,022.67	0.49%	$2.49
Class R-1 Shares	$1,000.00	$1,019.81	1.06%	$5.38
Class R-2 Shares	$1,000.00	$1,020.81	0.86%	$4.37
Class R-3 Shares	$1,000.00	$1,022.32	0.56%	$2.85

State Farm International Index Fund

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Annualized Expense Ratio Based on the Period July 1, 2016 to December 31, 2016	Expenses Paid During Period July 1, 2016 to December 31, 2016[1]
Actual
Class A Shares	$1,000.00	$1,042.02	0.85%	$4.36
Class B Shares	$1,000.00	$1,038.02	1.55%	$7.94
Premier Shares[3]	$1,000.00	$1,042.55	0.75%	$3.85
Legacy Class B Shares	$1,000.00	$1,039.96	1.25%	$6.41
Institutional Shares	$1,000.00	$1,043.88	0.60%	$3.08
Class R-1 Shares	$1,000.00	$1,040.04	1.17%	$6.00
Class R-2 Shares	$1,000.00	$1,041.67	0.97%	$4.98
Class R-3 Shares	$1,000.00	$1,043.24	0.67%	$3.44

Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,020.86	0.85%	$4.32
Class B Shares	$1,000.00	$1,017.34	1.55%	$7.86
Premier Shares[3]	$1,000.00	$1,021.37	0.75%	$3.81
Legacy Class B Shares	$1,000.00	$1,018.85	1.25%	$6.34
Institutional Shares	$1,000.00	$1,022.12	0.60%	$3.05
Class R-1 Shares	$1,000.00	$1,019.25	1.17%	$5.94
Class R-2 Shares	$1,000.00	$1,020.26	0.97%	$4.93
Class R-3 Shares	$1,000.00	$1,021.77	0.67%	$3.40

State Farm Equity and Bond Fund2

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Annualized Expense Ratio Based on the Period July 1, 2016 to December 31, 2016	Expenses Paid During Period July 1, 2016 to December 31, 2016[1]
Actual
Class A Shares	$1,000.00	$1,033.42	0.25%	$1.28
Class B Shares	$1,000.00	$1,026.40	0.95%	$4.84
Premier Shares[3]	$1,000.00	$1,034.38	0.15%	$0.77
Legacy Class B Shares	$1,000.00	$1,029.94	0.65%	$3.32
Institutional Shares	$1,000.00	$1,036.09	0.00%	$0.00
Class R-1 Shares	$1,000.00	$1,030.08	0.57%	$2.91
Class R-2 Shares	$1,000.00	$1,031.81	0.37%	$1.89
Class R-3 Shares	$1,000.00	$1,034.93	0.07%	$0.36

Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,023.88	0.25%	$1.27
Class B Shares	$1,000.00	$1,020.36	0.95%	$4.82
Premier Shares[3]	$1,000.00	$1,024.38	0.15%	$0.76
Legacy Class B Shares	$1,000.00	$1,021.87	0.65%	$3.30
Institutional Shares	$1,000.00	$1,025.14	0.00%	$0.00
Class R-1 Shares	$1,000.00	$1,022.27	0.57%	$2.90
Class R-2 Shares	$1,000.00	$1,023.28	0.37%	$1.88
Class R-3 Shares	$1,000.00	$1,024.78	0.07%	$0.36

State Farm Bond Fund

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Annualized Expense Ratio Based on the Period July 1, 2016 to December 31, 2016	Expenses Paid During Period July 1, 2016 to December 31, 2016[1]
Actual
Class A Shares	$1,000.00	$983.92	0.65%	$3.24
Class B Shares	$1,000.00	$979.93	1.05%	$5.23
Premier Shares[3]	$1,000.00	$984.49	0.55%	$2.74
Legacy Class B Shares	$1,000.00	$980.04	1.05%	$5.23
Institutional Shares	$1,000.00	$986.30	0.40%	$2.00
Class R-1 Shares	$1,000.00	$980.75	0.97%	$4.83
Class R-2 Shares	$1,000.00	$982.68	0.77%	$3.84
Class R-3 Shares	$1,000.00	$985.65	0.47%	$2.35

Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,021.87	0.65%	$3.30
Class B Shares	$1,000.00	$1,019.86	1.05%	$5.33
Premier Shares[3]	$1,000.00	$1,022.37	0.55%	$2.80
Legacy Class B Shares	$1,000.00	$1,019.86	1.05%	$5.33
Institutional Shares	$1,000.00	$1,023.13	0.40%	$2.03
Class R-1 Shares	$1,000.00	$1,020.26	0.97%	$4.93
Class R-2 Shares	$1,000.00	$1,021.27	0.77%	$3.91
Class R-3 Shares	$1,000.00	$1,022.77	0.47%	$2.39

State Farm Tax Advantaged Bond Fund

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Annualized Expense Ratio Based on the Period July 1, 2016 to December 31, 2016	Expenses Paid During Period July 1, 2016 to December 31, 20161
Actual
Class A Shares	$1,000.00	$980.54	0.65%	$3.24
Class B Shares	$1,000.00	$976.25	1.05%	$5.22
Premier Shares[3]	$1,000.00	$980.87	0.55%	$2.74
Legacy Class B Shares	$1,000.00	$976.02	1.05%	$5.22

Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,021.87	0.65%	$3.30
Class B Shares	$1,000.00	$1,019.86	1.05%	$5.33
Premier Shares[3]	$1,000.00	$1,022.37	0.55%	$2.80
Legacy Class B Shares	$1,000.00	$1,019.86	1.05%	$5.33

State Farm Money Market Fund

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Annualized Expense Ratio Based on the Period July 1, 2016 to December 31, 2016	Expenses Paid During Period July 1, 2016 to December 31, 2016[1]
Actual
Class A Shares	$1,000.00	$1,000.00	0.31%	$1.56
Class B Shares	$1,000.00	$1,000.00	0.31%	$1.56
Premier Shares[3]	$1,000.00	$1,000.00	0.31%	$1.56
Legacy Class B Shares	$1,000.00	$1,000.00	0.31%	$1.56
Institutional Shares	$1,000.00	$1,000.04	0.31%	$1.56
Class R-1 Shares	$1,000.00	$1,000.00	0.31%	$1.56
Class R-2 Shares	$1,000.00	$1,000.00	0.31%	$1.56
Class R-3 Shares	$1,000.00	$1,000.01	0.31%	$1.56

Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,023.58	0.31%	$1.58
Class B Shares	$1,000.00	$1,023.58	0.31%	$1.58
Premier Shares[3]	$1,000.00	$1,023.58	0.31%	$1.58
Legacy Class B Shares	$1,000.00	$1,023.58	0.31%	$1.58
Institutional Shares	$1,000.00	$1,023.58	0.31%	$1.58
Class R-1 Shares	$1,000.00	$1,023.58	0.31%	$1.58
Class R-2 Shares	$1,000.00	$1,023.58	0.31%	$1.58
Class R-3 Shares	$1,000.00	$1,023.58	0.31%	$1.58

State Farm LifePath Retirement Fund2

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Annualized Expense Ratio Based on the Period July 1, 2016 to December 31, 2016	Expenses Paid During Period July 1, 2016 to December 31, 2016[1]
Actual
Class A Shares	$1,000.00	$1,014.67	0.78%	$3.95
Class B Shares	$1,000.00	$1,008.22	1.48%	$7.47
Premier Shares[3]	$1,000.00	$1,015.39	0.68%	$3.44
Legacy Class B Shares	$1,000.00	$1,010.51	1.18%	$5.96
Institutional Shares	$1,000.00	$1,017.65	0.53%	$2.69
Class R-1 Shares	$1,000.00	$1,011.98	1.10%	$5.56
Class R-2 Shares	$1,000.00	$1,013.08	0.90%	$4.55
Class R-3 Shares	$1,000.00	$1,017.00	0.60%	$3.04

Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,021.22	0.78%	$3.96
Class B Shares	$1,000.00	$1,017.70	1.48%	$7.51
Premier Shares[3]	$1,000.00	$1,021.72	0.68%	$3.46
Legacy Class B Shares	$1,000.00	$1,019.20	1.18%	$5.99
Institutional Shares	$1,000.00	$1,022.47	0.53%	$2.69
Class R-1 Shares	$1,000.00	$1,019.61	1.10%	$5.58
Class R-2 Shares	$1,000.00	$1,020.61	0.90%	$4.57
Class R-3 Shares	$1,000.00	$1,022.12	0.60%	$3.05

State Farm LifePath 2020 Fund2

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Annualized Expense Ratio Based on the Period July 1, 2016 to December 31, 2016	Expenses Paid During Period July 1, 2016 to December 31, 2016[1]
Actual
Class A Shares	$1,000.00	$1,016.64	0.78%	$3.95
Class B Shares	$1,000.00	$1,013.32	1.48%	$7.49
Premier Shares[3]	$1,000.00	$1,017.51	0.68%	$3.45
Legacy Class B Shares	$1,000.00	$1,014.39	1.18%	$5.97
Institutional Shares	$1,000.00	$1,018.20	0.53%	$2.69
Class R-1 Shares	$1,000.00	$1,014.63	1.10%	$5.57
Class R-2 Shares	$1,000.00	$1,016.06	0.90%	$4.56
Class R-3 Shares	$1,000.00	$1,017.47	0.60%	$3.04

Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,021.22	0.78%	$3.96
Class B Shares	$1,000.00	$1,017.70	1.48%	$7.51
Premier Shares[3]	$1,000.00	$1,021.72	0.68%	$3.46
Legacy Class B Shares	$1,000.00	$1,019.20	1.18%	$5.99
Institutional Shares	$1,000.00	$1,022.47	0.53%	$2.69
Class R-1 Shares	$1,000.00	$1,019.61	1.10%	$5.58
Class R-2 Shares	$1,000.00	$1,020.61	0.90%	$4.57
Class R-3 Shares	$1,000.00	$1,022.12	0.60%	$3.05

State Farm LifePath 2030 Fund2

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Annualized Expense Ratio Based on the Period July 1, 2016 to December 31, 2016	Expenses Paid During Period July 1, 2016 to December 31, 2016[1]
Actual
Class A Shares	$1,000.00	$1,030.20	0.78%	$3.98
Class B Shares	$1,000.00	$1,028.99	0.98%	$5.00
Premier Shares[3]	$1,000.00	$1,030.59	0.68%	$3.47
Legacy Class B Shares	$1,000.00	$1,027.96	1.18%	$6.02
Institutional Shares	$1,000.00	$1,031.86	0.53%	$2.71
Class R-1 Shares	$1,000.00	$1,027.98	1.10%	$5.61
Class R-2 Shares	$1,000.00	$1,029.39	0.90%	$4.59
Class R-3 Shares	$1,000.00	$1,030.79	0.60%	$3.06

Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,021.22	0.78%	$3.96
Class B Shares	$1,000.00	$1,020.21	0.98%	$4.98
Premier Shares[3]	$1,000.00	$1,021.72	0.68%	$3.46
Legacy Class B Shares	$1,000.00	$1,019.20	1.18%	$5.99
Institutional Shares	$1,000.00	$1,022.47	0.53%	$2.69
Class R-1 Shares	$1,000.00	$1,019.61	1.10%	$5.58
Class R-2 Shares	$1,000.00	$1,020.61	0.90%	$4.57
Class R-3 Shares	$1,000.00	$1,022.12	0.60%	$3.05

State Farm LifePath 2040 Fund2

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Annualized Expense Ratio Based on the Period July 1, 2016 to December 31, 2016	Expenses Paid During Period July 1, 2016 to December 31, 2016[1]
Actual
Class A Shares	$1,000.00	$1,041.40	0.78%	$4.00
Class B Shares	$1,000.00	$1,040.85	0.98%	$5.03
Premier Shares[3]	$1,000.00	$1,042.54	0.68%	$3.49
Legacy Class B Shares	$1,000.00	$1,038.83	1.18%	$6.05
Institutional Shares	$1,000.00	$1,042.96	0.53%	$2.72
Class R-1 Shares	$1,000.00	$1,040.04	1.10%	$5.64
Class R-2 Shares	$1,000.00	$1,040.27	0.90%	$4.62
Class R-3 Shares	$1,000.00	$1,042.70	0.60%	$3.08

Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,021.22	0.78%	$3.96
Class B Shares	$1,000.00	$1,020.21	0.98%	$4.98
Premier Shares[3]	$1,000.00	$1,021.72	0.68%	$3.46
Legacy Class B Shares	$1,000.00	$1,019.20	1.18%	$5.99
Institutional Shares	$1,000.00	$1,022.47	0.53%	$2.69
Class R-1 Shares	$1,000.00	$1,019.61	1.10%	$5.58
Class R-2 Shares	$1,000.00	$1,020.61	0.90%	$4.57
Class R-3 Shares	$1,000.00	$1,022.12	0.60%	$3.05

State Farm LifePath 2050 Fund2

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Annualized Expense Ratio Based on the Period July 1, 2016 to December 31, 2016	Expenses Paid During Period July 1, 2016 to December 31, 2016[1]
Actual
Class A Shares	$1,000.00	$1,045.75	0.80%	$4.11
Premier Shares	$1,000.00	$1,045.80	0.67%	$3.45
Class R-1 Shares	$1,000.00	$1,044.43	1.11%	$5.70
Class R-2 Shares	$1,000.00	$1,045.19	0.91%	$4.68

Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,021.11	0.80%	$4.06
Premier Shares	$1,000.00	$1,021.77	0.67%	$3.40
Class R-1 Shares	$1,000.00	$1,019.56	1.11%	$5.63
Class R-2 Shares	$1,000.00	$1,020.56	0.91%	$4.62

1	Expenses are equal to the applicable Fund’s annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

2	The expense examples do not reflect acquired fund fees and expenses.

3	Effective May 23, 2016, Legacy Class A Shares were renamed Premier Shares.

STATE FARM MUTUAL FUND TRUST EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2016

	Shares	Value
Common Stocks (98.51%)
Consumer Discretionary (14.12%)
Amazon.com Inc. (a)	8,300	$6,223,921
AutoZone Inc. (a)	4,000	3,159,160
CBS Corp. Class B	50,000	3,181,000
Comcast Corp. Class A	81,300	5,613,765
Darden Restaurants Inc.	42,400	3,083,328
Foot Locker Inc.	43,100	3,055,359
Home Depot Inc., The	87,400	11,718,592
L Brands Inc.	28,700	1,889,608
Lear Corp.	23,000	3,044,510
Lowe’s Companies Inc.	46,900	3,335,528
Michael Kors Holdings Ltd. (a)	65,100	2,797,998
Netflix Inc. (a)	27,900	3,454,020
NIKE Inc. Class B	45,000	2,287,350
Omnicom Group Inc.	33,200	2,825,652
O’Reilly Automotive Inc. (a)	21,400	5,957,974
Scripps Networks Interactive Class A	44,000	3,140,280
Skechers U.S.A. Inc. Class A (a)	85,600	2,104,048
Ulta Salon, Cosmetics & Fragrance Inc. (a)	22,000	5,608,680
Under Armour Inc. Class A (a)	43,200	1,254,960
Under Armour Inc. Class C (a)	43,506	1,095,046
VF Corp.	97,825	5,218,964

		80,049,743

Consumer Staples (10.61%)
Clorox Co., The	21,500	2,580,430
Colgate-Palmolive Co.	122,700	8,029,488
Constellation Brands Inc. Class A	24,800	3,802,088
CVS Health Corp.	71,800	5,665,738
Dr Pepper Snapple Group Inc.	66,700	6,047,689
Estee Lauder Companies Inc. Class A, The	15,000	1,147,350
General Mills Inc.	93,050	5,747,698
Hershey Co., The	27,600	2,854,668
Kellogg Co.	36,000	2,653,560
Kroger Co., The	106,600	3,678,766
McCormick & Company Inc.	60,600	5,655,798
PepsiCo Inc.	83,200	8,705,216
Sysco Corp.	65,100	3,604,587

		60,173,076

Energy (5.93%)
Chevron Corp.	47,905	5,638,418
Continental Resources Inc. (a)	36,300	1,870,902
EOG Resources Inc.	63,100	6,379,410
EQT Corp.	42,500	2,779,500
Exxon Mobil Corp.	77,565	7,001,017
ONEOK Inc.	59,500	3,415,895
Schlumberger Ltd.	53,700	4,508,115
Tesoro Corp.	22,800	1,993,860

		33,587,117

Financials (12.27%)
Allstate Corp., The	82,309	6,100,743
Ally Financial Inc.	131,100	2,493,522
American International Group Inc.	85,205	5,564,739

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Bank of America Corp.	452,450	$9,999,145
BB&T Corp.	62,900	2,957,558
Chubb Ltd.	49,100	6,487,092
Discover Financial Services	35,200	2,537,568
Intercontinental Exchange Inc.	97,665	5,510,259
JPMorgan Chase & Co.	119,000	10,268,510
Lincoln National Corp.	51,700	3,426,159
Reinsurance Group of America Inc.	18,100	2,277,523
Santander Consumer USA Holdings Inc. (a)	109,100	1,472,850
Wells Fargo & Co.	190,290	10,486,882

		69,582,550

Health Care (14.00%)
Abbott Laboratories	182,500	7,009,825
Aetna Inc.	72,625	9,006,226
Align Technology Inc. (a)	34,200	3,287,646
Becton, Dickinson and Co.	31,400	5,198,270
Cardinal Health Inc.	38,700	2,785,239
Cigna Corp.	39,900	5,322,261
DexCom Inc. (a)	35,000	2,089,500
Edwards Lifesciences Corp. (a)	55,200	5,172,240
Gilead Sciences Inc.	49,900	3,573,339
HCA Holdings Inc. (a)	46,000	3,404,920
Henry Schein Inc. (a)	17,400	2,639,754
IDEXX Laboratories Inc. (a)	30,600	3,588,462
Intuitive Surgical Inc. (a)	4,200	2,663,514
Ionis Pharmaceuticals Inc. (a)	64,400	3,080,252
Johnson & Johnson	101,200	11,659,252
McKesson Corp.	16,100	2,261,245
Mettler-Toledo International Inc. (a)	7,600	3,181,056
UnitedHealth Group Inc.	21,600	3,456,864

		79,379,865

Industrials (11.67%)
American Airlines Group Inc.	59,600	2,782,723
Boeing Co., The	35,970	5,599,810
Delta Air Lines Inc.	79,100	3,890,929
FedEx Corp.	29,200	5,437,040
General Dynamics Corp.	33,604	5,802,067
Honeywell International Inc.	49,000	5,676,650
Huntington Ingalls Industries Inc.	17,600	3,241,744
Illinois Tool Works Inc.	23,600	2,890,056
Lockheed Martin Corp.	14,300	3,574,142
Nielsen Holdings PLC	53,000	2,223,350
Southwest Airlines Co.	117,200	5,841,248
Spirit AeroSystems Holdings Class A	56,600	3,302,610
Union Pacific Corp.	85,500	8,864,640
United Continental Holdings Inc. (a)	44,100	3,214,008
United Rentals Inc. (a)	36,200	3,821,996

		66,163,013

Information Technology (20.65%)
Accenture PLC Class A	28,900	3,385,057
Alliance Data Systems Corp.	37,600	8,591,600

See accompanying notes to financial statements.	75

STATE FARM MUTUAL FUND TRUST EQUITY FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
Alphabet Inc. Class C (a)	3,700	$2,855,734
Amdocs Ltd.	95,983	5,591,010
Automatic Data Processing Inc.	36,400	3,741,192
Booz Allen Hamilton Holding Corp.	159,037	5,736,465
Broadridge Financial Solutions Inc.	50,700	3,361,410
Cadence Design Systems Inc. (a)	143,300	3,614,026
CDW Corp. of Delaware	79,600	4,146,364
Electronic Arts Inc. (a)	51,900	4,087,644
F5 Networks Inc. (a)	23,300	3,371,976
Facebook Inc. Class A(a)	24,000	2,761,200
Fiserv Inc. (a)	27,800	2,954,584
Jack Henry & Associates Inc.	38,400	3,409,152
Juniper Networks Inc.	101,100	2,857,086
Lam Research Corp.	64,700	6,840,731
Micron Technology Inc. (a)	152,300	3,338,416
Microsoft Corp.	89,380	5,554,073
NVIDIA Corp.	76,000	8,112,240
Oracle Corp.	137,025	5,268,611
PayPal Holdings Inc. (a)	139,200	5,494,224
QUALCOMM Inc.	57,500	3,749,000
Skyworks Solutions Inc.	53,500	3,994,310
Splunk Inc. (a)	33,600	1,718,640
Texas Instruments Inc.	129,570	9,454,723
Zillow Group Inc. Class C (a)	84,400	3,078,068

		117,067,536

Materials (2.12%)
LyondellBasell Industries NV Class A	39,400	3,379,732
Sherwin-Williams Co., The	21,450	5,764,473
Southern Copper Corp.	90,400	2,887,376

		12,031,581

Real Estate (2.75%)
Digital Realty Trust Inc.	30,800	3,026,408
Public Storage	35,225	7,872,788
Simon Property Group Inc.	26,400	4,690,488

		15,589,684

Telecommunication Services (2.34%)
AT&T Inc.	211,100	8,978,083
T-Mobile US Inc. (a)	74,400	4,278,744

		13,256,827

	Shares	Value
Common Stocks (Cont.)
Utilities (2.05%)
NextEra Energy Inc.	48,200	$5,757,972
WEC Energy Group Inc.	99,900	5,859,135

		11,617,107

Total Common Stocks
(cost $462,128,711)		558,498,099

Short-term Investments (2.55%)
JPMorgan U.S. Government Money Market Fund Capital Shares	14,465,038	14,465,038

Total Short-term Investments
(cost $14,465,038)		14,465,038

TOTAL INVESTMENTS (101.06%)
(cost $476,593,749)		572,963,137
LIABILITIES, NET OF OTHER ASSETS (-1.06%)		(5,991,670)

NET ASSETS (100.00%)		$566,971,467

(a)	Non-income producing security.

76	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL/MID CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2016

	Shares	Value
Common Stocks (97.98%)
Consumer Discretionary (11.21%)
American Axle & Manufacturing Holdings Inc. (a)	84,000	$1,621,200
Brunswick Corp.	26,180	1,427,857
Burlington Stores Inc. (a)	10,200	864,450
Carter’s Inc.	8,400	725,676
Container Store Group Inc., The (a)	156,600	994,410
Cooper Tire & Rubber Co.	36,200	1,406,370
Cooper-Standard Holdings Inc. (a)	18,800	1,943,544
Dollar Tree Inc. (a)	25,330	1,954,969
Fossil Group Inc. (a)	51,000	1,318,860
LGI Homes Inc. (a)	60,800	1,746,784
Live Nation Entertainment Inc. (a)	41,470	1,103,102
Mohawk Industries Inc. (a)	17,300	3,454,464
Newell Brands Inc.	43,290	1,932,898
Office Depot Inc.	366,500	1,656,580
PVH Corp.	10,850	979,104
Stage Stores Inc.	64,300	280,991
Standard Motor Products Inc.	31,200	1,660,464
Tailored Brands Inc.	84,100	2,148,755
Thor Industries Inc.	17,710	1,771,886
Time Inc.	84,000	1,499,400
Tractor Supply Co.	15,160	1,149,280
Ulta Salon, Cosmetics & Fragrance Inc.(a)	4,490	1,144,681

		32,785,725

Consumer Staples (6.58%)
Casey’s General Stores Inc.	13,880	1,650,056
Central Garden & Pet Co. Class A (a)	104,400	3,225,960
Constellation Brands Inc. Class A	9,550	1,464,110
Fresh Del Monte Produce Inc.	23,500	1,424,805
Omega Protein Corp. (a)	74,300	1,861,215
Pinnacle Foods Inc.	42,730	2,283,918
Sanderson Farms Inc.	21,100	1,988,464
Snyder’s-Lance Inc.	63,480	2,433,823
Spectrum Brands Holdings Inc.	10,610	1,297,921
SUPERVALU Inc. (a)	346,100	1,616,287

		19,246,559

Energy (5.24%)
Alon USA Energy Inc.	87,800	999,164
Concho Resources Inc. (a)	8,760	1,161,576
Continental Resources Inc. (a)	15,390	793,201
Devon Energy Corp.	42,150	1,924,990
Diamondback Energy Inc. (a)	11,920	1,204,635
Newfield Exploration Co. (a)	42,680	1,728,540
Renewable Energy Group Inc. (a)	138,100	1,339,570
Sanchez Energy Corp. (a)	155,600	1,405,068
Scorpio Tankers Inc.	246,500	1,116,645
Ship Finance International Ltd.	97,400	1,446,390
Western Refining Inc.	58,600	2,218,010

		15,337,789

Financials (20.90%)
American Equity Investment Life Holding Co.	101,300	2,283,303

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Argo Group International Holdings Ltd.	24,200	$1,594,780
Banco Latinoamericano de Comercio Exterior SA	64,700	1,904,768
Bank of the Ozarks Inc.	39,320	2,067,839
Beneficial Bancorp Inc.	96,700	1,779,280
Capital Bank Financial Corp. Class A	44,800	1,758,400
Capitol Federal Financial Inc.	123,200	2,027,872
Clifton Bancorp Inc.	62,400	1,055,808
East West Bancorp Inc.	33,130	1,683,998
Employers Holdings Inc.	43,600	1,726,560
Enstar Group Ltd. (a)	7,700	1,522,290
FCB Financial Holdings Inc. Class A (a)	48,300	2,303,910
First BanCorp (a)	218,000	1,440,980
First Republic Bank	21,330	1,965,346
Heartland Financial USA Inc.	29,200	1,401,600
Intercontinental Exchange Inc.	34,700	1,957,774
Investors Bancorp Inc.	133,300	1,859,535
Kearny Financial Corp.	105,300	1,637,415
KeyCorp	104,150	1,902,820
National Western Life Group Inc. Class A	6,700	2,082,360
Navigators Group Inc., The	16,400	1,931,100
Nelnet Inc. Class A	42,100	2,136,575
Northwest Bancshares Inc.	134,100	2,417,823
Ocwen Financial Corp. (a)	313,100	1,687,609
Old Republic International Corp.	67,810	1,288,390
OneBeacon Insurance Group Ltd. Class A	101,000	1,621,050
PrivateBancorp Inc.	36,100	1,956,259
Progressive Corp., The	49,680	1,763,640
Provident Financial Services Inc.	67,300	1,904,590
Raymond James Financial Inc.	18,820	1,303,661
Safety Insurance Group Inc.	22,600	1,665,620
Selective Insurance Group Inc.	49,200	2,118,060
Signature Bank (a)	3,950	593,290
Western Alliance Bancorp (a)	57,510	2,801,312

		61,145,617

Health Care (5.23%)
Acadia Healthcare Company Inc. (a)	32,150	1,064,164
Dentsply Sirona Inc.	20,310	1,172,496
LHC Group Inc. (a)	30,900	1,412,130
NuVasive Inc. (a)	35,780	2,410,141
Perrigo Co. PLC	20,570	1,712,041
PRA Health Sciences Inc. (a)	19,680	1,084,762
Teleflex Inc.	11,010	1,774,262
Triple-S Management Corp. Class B (a)	56,000	1,159,200
Universal Health Services Inc. Class B	13,080	1,391,450
VCA Inc. (a)	12,190	836,844
Wright Medical Group NV (a)	55,300	1,270,794

		15,288,284

Industrials (16.46%)
A.O. Smith Corp.	61,300	2,902,555

See accompanying notes to financial statements.	77

STATE FARM MUTUAL FUND TRUST SMALL/MID CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
ABM Industries Inc.	57,500	$2,348,300
Acco Brands Corp. (a)	213,000	2,779,650
Acuity Brands Inc.	6,920	1,597,551
AMETEK Inc.	26,810	1,302,966
Astec Industries Inc.	23,900	1,612,294
Comfort Systems USA Inc.	47,400	1,578,420
Douglas Dynamics Inc.	52,000	1,749,800
Fortive Corp.	33,140	1,777,298
GATX Corp.	34,200	2,106,036
General Cable Corp.	78,800	1,501,140
Gibraltar Industries Inc. (a)	20,300	845,495
Greenbrier Companies Inc., The	41,800	1,736,790
JetBlue Airways Corp. (a)	40,630	910,925
Kansas City Southern	12,620	1,070,807
Kratos Defense & Security Solutions Inc. (a)	187,300	1,386,020
Lennox International Inc.	10,360	1,586,841
Middleby Corp., The (a)	19,160	2,468,000
Orion Group Holdings Inc. (a)	61,600	612,920
Oshkosh Corp.	28,390	1,834,278
Quanta Services Inc. (a)	59,900	2,087,515
Rush Enterprises Inc. Class A (a)	29,700	947,430
SkyWest Inc.	86,400	3,149,280
Snap-on Inc.	7,310	1,251,984
Supreme Industries Inc. Class A	75,000	1,177,500
Tetra Tech Inc.	43,120	1,860,628
Textainer Group Holdings Ltd.	83,200	619,840
UniFirst Corp.	12,000	1,723,800
Waste Connections Inc.	20,860	1,639,387

		48,165,450

Information Technology (14.77%)
Advanced Micro Devices Inc. (a)	285,500	3,237,571
Benchmark Electronics Inc. (a)	58,200	1,775,100
Cadence Design Systems Inc. (a)	35,760	901,867
CoStar Group Inc. (a)	12,850	2,422,096
Eastman Kodak Co. (a)	42,800	663,400
Euronet Worldwide Inc. (a)	22,690	1,643,437
Extreme Networks Inc. (a)	422,400	2,124,672
FleetCor Technologies Inc. (a)	8,560	1,211,411
Fortinet Inc. (a)	46,510	1,400,881
Gartner Inc. (a)	8,060	814,624
Lam Research Corp.	6,420	678,787
Marvell Technology Group Ltd.	126,420	1,753,445
MAXIMUS Inc.	13,740	766,555
Microsemi Corp. (a)	34,360	1,854,409
NETGEAR Inc. (a)	30,700	1,668,545
ON Semiconductor Corp. (a)	80,190	1,023,224
Palo Alto Networks Inc. (a)	9,870	1,234,244
Sanmina Corp. (a)	89,400	3,276,510
Silver Spring Networks Inc. (a)	103,000	1,370,930
Skyworks Solutions Inc.	16,900	1,261,754
Tech Data Corp. (a)	17,500	1,481,900
Total System Services Inc.	41,590	2,039,158
TTM Technologies Inc. (a)	196,900	2,683,747
Tyler Technologies Inc. (a)	13,670	1,951,666

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
Ultimate Software Group Inc., The (a)	6,190	$1,128,746
Unisys Corp. (a)	68,000	1,016,600
Vishay Intertechnology Inc.	113,400	1,837,080

		43,222,359

Materials (6.78%)
American Vanguard Corp.	96,300	1,844,145
Axalta Coating Systems Ltd. (a)	52,660	1,432,352
Cliffs Natural Resources Inc. (a)	233,100	1,960,371
Eagle Materials Inc.	28,660	2,823,870
Rayonier Advanced Materials Inc.	137,600	2,127,296
Ryerson Holding Corp. (a)	152,000	2,029,200
Schnitzer Steel Industries Inc. Class A	83,600	2,148,520
Sherwin-Williams Co., The	8,760	2,354,162
Stepan Co.	22,700	1,849,596
Vulcan Materials Co.	10,040	1,256,506

		19,826,018

Real Estate (5.65%)
Brixmor Property Group Inc.	104,170	2,543,831
Colony Starwood Homes	56,300	1,622,003
Equinix Inc.	8,780	3,138,060
Extra Space Storage Inc.	17,300	1,336,252
Farmland Partners Inc.	54,400	607,104
Healthcare Realty Trust Inc.	52,000	1,576,640
Hudson Pacific Properties Inc.	47,380	1,647,876
Prologis Inc.	34,030	1,796,444
Summit Hotel Properties Inc.	141,400	2,266,642

		16,534,852

Telecommunication Services (1.07%)
ATN International Inc.	19,100	1,530,483
Windstream Holdings Inc.	218,600	1,602,338

		3,132,821

Utilities (4.09%)
American Water Works Co. Inc.	21,760	1,574,554
Edison International	16,700	1,202,233
MDU Resources Group Inc.	80,120	2,305,052
Middlesex Water Co.	37,300	1,601,662
Otter Tail Corp.	46,100	1,880,880
Spire Inc.	29,200	1,884,860
WGL Holdings Inc.	19,900	1,517,972

		11,967,213

Total Common Stocks
(cost $243,244,409)		286,652,687

78	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL/MID CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

	Shares	Value
Short-term Investments (2.86%)
JPMorgan U.S. Government Money Market Fund Capital Shares	8,378,650	$8,378,650

Total Short-term Investments
(cost $ 8,378,650)		8,378,650

TOTAL INVESTMENTS (100.84%)
(cost $ 251,623,059)		295,031,337
LIABILITIES, NET OF OTHER ASSETS (-0.84%)		(2,464,314)

NET ASSETS (100.00%)		$292,567,023

(a)	Non-income producing security.

See accompanying notes to financial statements.	79

STATE FARM MUTUAL FUND TRUST INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2016

	Shares	Value
Common Stocks (a) (96.39%)
Argentina (0.60%)
MercadoLibre Inc.	4,846	$756,654

Australia (3.37%)
Domino’s Pizza Enterprises Ltd.	49,991	2,337,743
REA Group Ltd.	47,747	1,897,472

		4,235,215

Austria (0.57%)
Erste Group Bank AG	24,402	713,445

Belgium (1.18%)
Anheuser-Busch InBev SA/NV	13,991	1,480,863

Brazil (0.12%)
Ambev SA	15,500	77,959
Ambev SA ADR	15,544	76,322

		154,281

Canada (5.23%)
Barrick Gold Corp.	16,344	261,176
Constellation Software Inc.	4,098	1,862,192
Dollarama Inc.	25,949	1,901,361
Element Fleet Management Corp.	274,154	2,544,192

		6,568,921

China (4.68%)
Alibaba Group Holding Ltd. Sponsored ADR (b)	40,457	3,552,529
Ctrip.com International Ltd. ADR (b)	58,154	2,326,160

		5,878,689

Colombia (1.47%)
Bancolombia SA Sponsored ADR	21,422	785,759
Cementos Argos SA	117,143	462,797
Grupo Argos SA	28,480	182,910
Grupo Aval Acciones y Valores SA ADR	15,428	122,498
Grupo de Inversiones Suramericana	23,190	295,089

		1,849,053

Denmark (1.24%)
Novo Nordisk A/S Class B	43,350	1,555,059

France (9.81%)
AXA SA	48,059	1,211,509
Cie Generale des Etablissements Michelin Class B	12,401	1,378,481
Dassault Systemes SA	16,295	1,240,311
Essilor International SA	13,713	1,547,213
Hermes International	228	93,530
JC Decaux SA	17,059	501,600
L’Oreal SA	7,252	1,321,788
Pernod Ricard SA	12,135	1,313,250
Schneider Electric SE (Paris)	17,205	1,195,205
Unibail-Rodamco SE (Amsterdam)	5,766	1,374,065

	Shares	Value
Common Stocks (Cont.)
France (Cont.)
Unibail-Rodamco SE (Paris)	253	$60,388
Vivendi	56,684	1,075,120

		12,312,460

Germany (9.94%)
Allianz SE Reg.	6,906	1,139,752
Bayer AG Reg.	32,225	3,357,311
Fresenius SE & Co. KGaA	13,434	1,047,997
Linde AG	8,360	1,371,354
SAP SE	12,765	1,104,237
Scout24 AG (b) (c)	41,497	1,478,985
Wirecard AG	69,339	2,975,163

		12,474,799

Hong Kong (2.41%)
MGM China Holdings Ltd.	18,800	38,834
Tencent Holdings Ltd.	123,100	2,984,819

		3,023,653

India (0.95%)
HDFC Bank Ltd. ADR	19,650	1,192,362

Ireland (2.19%)
Alkermes PLC (b)	9,243	513,726
Ryanair Holdings PLC SP ADR (b)	26,766	2,228,537

		2,742,263

Italy (1.01%)
Yoox Net-A-Porter Group SpA (b)	44,640	1,262,288

Japan (10.25%)
Dentsu Inc.	15,800	742,968
Fanuc Corp.	17,800	2,977,839
Hoya Corp.	16,400	687,642
Japan Tobacco Inc.	26,136	857,879
Kusuri no Aoki Holdings Co. Ltd.	29,400	1,308,064
MISUMI Group Inc.	34,100	560,151
Monotaro Co. Ltd.	32,800	668,839
NEXT Co. Ltd.	258,200	1,743,449
Olympus Corp.	6,100	210,174
SMC Corp.	2,000	475,849
START TODAY Co. Ltd.	60,100	1,035,300
Tokio Marine Holdings Inc.	39,000	1,596,779

		12,864,933

Malaysia (0.02%)
Genting BHD Warrants (b)	59,490	18,433

Mexico (0.09%)
Grupo Televisa SAB Sponsored ADR	5,536	115,647

Netherlands (6.38%)
ASML Holding NV	37,041	4,151,199

80	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

	Shares	Value
Common Stocks (Cont.)
Netherlands (Cont.)
Heineken NV	19,166	$1,436,260
InterXion Holding NV (b)	69,149	2,425,055

		8,012,514

Norway (0.17%)
Statoil ASA	11,873	216,702

Spain (0.87%)
Banco Bilbao Vizcaya Argentaria SA	161,799	1,090,351

Sweden (1.79%)
Atlas Copco AB Class A	49,851	1,512,307
Investor AB B Shares	19,667	732,795

		2,245,102

Switzerland (6.74%)
Compagnie Financiere Richemont SA Reg.	14,165	936,172
Julius Baer Group Ltd.	28,128	1,246,119
LafargeHolcim Ltd. Reg.	14,449	758,458
Nestle SA Reg.	23,350	1,672,737
Novartis AG Reg.	19,235	1,398,836
Roche Holding AG	5,521	1,258,526
UBS Group AG	76,053	1,189,123

		8,459,971

United Kingdom (16.27%)
British Land Company PLC	43,583	338,225
Dechra Pharmaceuticals PLC	61,467	1,018,455
Diageo PLC	45,363	1,177,162
Domino’s Pizza Group PLC	511,266	2,268,848
Great Portland Estates PLC	21,609	177,515
Hargreaves Lansdown PLC	120,346	1,790,792
Indivior PLC	69,246	252,308
Land Securities Group PLC	28,264	371,308
Liberty Global PLC Class A (b)	10,872	332,574
Liberty Global PLC LiLAC A (b)	1,032	22,663
Liberty Global PLC LiLAC C (b)	1,221	25,849
Liberty Global PLC Series C (b)	9,792	290,822
Lloyds Banking Group PLC	1,599,426	1,228,161
Nielsen Holdings PLC	39,205	1,644,650
Paysafe Group PLC (b)	395,699	1,807,783
Reckitt Benckiser Group PLC	35,955	3,045,673
Rolls-Royce Holdings PLC	141,008	1,158,169
Rolls-Royce Holdings PLC C Shares-Entitlement Shares (b) (d)	6,486,368	7,994
Shire PLC	31,916	1,822,379
Standard Chartered PLC (b)	156,007	1,272,224
Weir Group PLC, The	16,112	374,430

		20,427,984

United States (9.04%)
Facebook Inc. Class A (b)	20,477	2,355,879
Freeport-McMoRan Inc. (b)	18,193	239,966
Las Vegas Sands Corp.	63,831	3,409,214

	Shares	Value
Common Stocks (Cont.)
United States (Cont.)
Norwegian Cruise Line Holdings Ltd. (b)	30,174	$1,283,300
Schlumberger Ltd.	30,083	2,525,468
Wynn Resorts Ltd.	17,811	1,540,830

		11,354,657

Total Common Stocks
(cost $107,186,732)		121,006,299

Preferred Stocks (a) (1.12%)
Colombia (0.16%)
Grupo Argos SA	22,328	134,920
Grupo de Inversiones
Suramericana, 0.00%	5,177	63,807

		198,727

Germany (0.96%)
Sartorius AG, 0.00%	16,351	1,211,443

Total Preferred Stocks
(cost $1,462,872)		1,410,170

Short-term Investments (2.26%)
State Street Institutional U.S. Government Money Market Fund Premier Class	2,839,286	2,839,286

Total Short-term Investments
(cost $2,839,286)		2,839,286

TOTAL INVESTMENTS (99.77%)
(cost $111,488,890)		125,255,755
CASH AND OTHER ASSETS, NET OF LIABILITIES (0.23%)		290,968

NET ASSETS (100.00%)		$125,546,723

(a)	The Fund used data provided by an independent statistical fair value service to fair value the securities primarily traded on exchanges that closed before the regular close of trading of the New York Stock Exchange. This method of fair valuing foreign securities was established in the valuation procedures adopted by the Board of Trustees.

(b)	Non-income producing security.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in a transaction exempt from registration, normally to a qualified institutional buyer. At December 31, 2016, the value of this security amounted to $1,478,985 or 1.18% of net assets.

(d)	In accordance with the Trust’s valuation procedures, State Farm Investment Management Corp. (“SFIMC”) determined the fair value for the security considering the facts and circumstances related to the particular security. The fair value for this security was not determined using the Trust’s independent statistical fair value service.

ADR - American Depositary Receipt

See accompanying notes to financial statements.	81

STATE FARM MUTUAL FUND TRUST INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

FOREIGN CURRENCY DENOMINATIONS

Currency	Value	%
Euro	$36,133,108	28.85
United States Dollar	30,866,926	24.64
British Pound	18,111,426	14.46
Japanese Yen	12,864,933	10.27
Swiss Franc	8,459,971	6.76
Canadian Dollar	6,307,745	5.04
Australian Dollar	4,235,215	3.38
Hong Kong Dollar	3,023,653	2.41
Swedish Krona	2,245,102	1.79
Danish Krone	1,555,059	1.24
Colombian Peso	1,139,523	0.91
Norwegian Krone	216,702	0.17
Brazilian Real	77,959	0.06
Malaysian Ringgit	18,433	0.02

Total Investments	$125,255,755	100.00%

SECTOR CLASSIFICATIONS

Sector	Value	%
Information Technology	$26,694,806	21.26
Consumer Discretionary	26,578,658	21.17
Financials	18,214,757	14.51
Health Care	15,881,069	12.65
Consumer Staples	13,767,957	10.97
Industrials	12,803,970	10.20
Materials	3,411,581	2.72
Energy	2,742,170	2.18
Real Estate	2,321,501	1.85

Total Stocks	122,416,469	97.51
Short-term Investments	2,839,286	2.26
Cash and Other Assets, Net of Liabilities	290,968	0.23

Net Assets	$125,546,723	100.00%

82	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST S&P 500 INDEX FUND

SCHEDULE OF INVESTMENTS

December 31, 2016

	Shares	Value
Common Stocks (95.56%)
Consumer Discretionary (11.52%)
Advance Auto Parts Inc.	4,818	$814,820
Amazon.com Inc. (a)(b)	26,162	19,618,099
AutoNation Inc. (b)	4,393	213,719
AutoZone Inc. (b)	1,934	1,527,454
Bed Bath & Beyond Inc.	9,961	404,815
Best Buy Co. Inc.	18,269	779,538
BorgWarner Inc.	13,330	525,735
CarMax Inc. (b)	12,600	811,314
Carnival Corp.	28,891	1,504,065
CBS Corp. Class B	26,002	1,654,247
Charter Communications Inc. Class A (b)	14,345	4,130,212
Chipotle Mexican Grill Inc. (b)	1,924	725,964
Coach Inc.	18,349	642,582
Comcast Corp. Class A	158,158	10,920,810
Darden Restaurants Inc.	8,352	607,357
Delphi Automotive PLC	17,888	1,204,757
Discovery Communications Inc. Class A (b)	10,155	278,349
Discovery Communications Inc. Class C (b)	14,844	397,522
Dollar General Corp.	17,157	1,270,819
Dollar Tree Inc. (b)	15,604	1,204,317
DR Horton Inc.	22,428	612,957
Expedia Inc.	7,976	903,521
Foot Locker Inc.	8,958	635,033
Ford Motor Co.	257,600	3,124,688
GAP Inc., The	14,509	325,582
Garmin Ltd.	7,868	381,519
General Motors Co.	92,050	3,207,022
Genuine Parts Co.	9,855	941,547
Goodyear Tire & Rubber Co., The	17,362	535,965
H&R Block Inc.	14,510	333,585
Hanesbrands Inc.	24,898	537,050
Harley-Davidson Inc.	11,829	690,104
Harman International Industries Inc.	4,657	517,672
Hasbro Inc.	7,501	583,503
Home Depot Inc., The	80,839	10,838,893
Interpublic Group of Companies Inc., The	26,257	614,676
Kohl’s Corp.	11,886	586,931
L Brands Inc.	15,900	1,046,856
Leggett & Platt Inc.	8,828	431,513
Lennar Corp. Class A	12,429	533,577
LKQ Corp. (b)	20,105	616,218
Lowe’s Companies Inc.	57,880	4,116,426
Macy’s Inc.	20,403	730,631
Marriott International Inc. Class A	21,226	1,754,966
Mattel Inc.	22,466	618,938
McDonald’s Corp.	55,117	6,708,841
Michael Kors Holdings Ltd. (b)	11,193	481,075
Mohawk Industries Inc. (b)	4,172	833,065
Netflix Inc. (b)	28,342	3,508,740
Newell Brands Inc.	31,915	1,425,005
News Corp. Class A	25,331	290,293
News Corp. Class B	7,929	93,562
NIKE Inc. Class B	89,261	4,537,137
Nordstrom Inc.	7,696	368,869

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Omnicom Group Inc.	15,734	$1,339,121
O’Reilly Automotive Inc. (b)	6,283	1,749,250
Priceline Group Inc., The (b)	3,287	4,818,939
PulteGroup Inc.	20,480	376,422
PVH Corp.	5,310	479,174
Ralph Lauren Corp.	3,831	346,016
Ross Stores Inc.	26,255	1,722,328
Royal Caribbean Cruises Ltd.	11,215	920,079
Scripps Networks Interactive Class A	6,236	445,063
Signet Jewelers Ltd.	5,050	476,013
Staples Inc.	42,038	380,444
Starbucks Corp.	97,086	5,390,215
Target Corp.	37,273	2,692,229
TEGNA Inc.	14,031	300,123
Tiffany & Co.	7,240	560,593
Time Warner Inc.	51,517	4,972,936
TJX Companies Inc., The	43,552	3,272,062
Tractor Supply Co.	8,876	672,890
TripAdvisor Inc. (b)	7,617	353,200
Twenty-First Century Fox Inc. Class A	70,425	1,974,717
Twenty-First Century Fox Inc. Class B	32,235	878,404
Ulta Salon, Cosmetics & Fragrance Inc. (b)	3,881	989,422
Under Armour Inc. Class A (b)	12,275	356,589
Under Armour Inc. Class C (b)	12,405	312,234
Urban Outfitters Inc. (b)	5,896	167,918
VF Corp.	21,935	1,170,232
Viacom Inc. Class B	22,729	797,788
Walt Disney Co., The	97,163	10,126,328
Whirlpool Corp.	5,014	911,395
Wyndham Worldwide Corp.	7,433	567,658
Wynn Resorts Ltd.	5,329	461,012
Yum! Brands Inc.	23,072	1,461,150

		154,144,399

Consumer Staples (8.96%)
Altria Group Inc.	129,393	8,749,553
Archer-Daniels-Midland Co.	38,559	1,760,218
Brown-Forman Corp. Class B	12,071	542,229
Campbell Soup Co.	12,865	777,947
Church & Dwight Co. Inc.	16,840	744,160
Clorox Co., The	8,488	1,018,730
Coca-Cola Co., The	257,139	10,660,983
Colgate-Palmolive Co.	58,934	3,856,641
Conagra Brands Inc.	27,592	1,091,264
Constellation Brands Inc. Class A	11,692	1,792,501
Costco Wholesale Corp.	28,990	4,641,589
Coty Inc. Class A	31,191	571,107
CVS Health Corp.	70,562	5,568,047
Dr Pepper Snapple Group Inc.	12,285	1,113,881
Estee Lauder Companies Inc. Class A, The	14,559	1,113,618
General Mills Inc.	39,508	2,440,409
Hershey Co., The	9,281	959,934
Hormel Foods Corp.	17,747	617,773
JM Smucker Co., The	7,710	987,343
Kellogg Co.	16,701	1,231,031

See accompanying notes to financial statements.	83

STATE FARM MUTUAL FUND TRUST S&P 500 INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

	Shares	Value
Common Stocks (Cont.)
Consumer Staples (Cont.)
Kimberly-Clark Corp.	23,795	$2,715,485
Kraft Heinz Co., The	39,459	3,445,560
Kroger Co., The	62,978	2,173,371
McCormick & Company Inc.	7,643	713,321
Mead Johnson Nutrition Co. Class A	12,277	868,721
Molson Coors Brewing Co. Class B	12,082	1,175,699
Mondelez International Inc. Class A	102,956	4,564,039
Monster Beverage Corp. (b)	26,853	1,190,662
PepsiCo Inc.	95,280	9,969,146
Philip Morris International Inc.	102,714	9,397,304
Procter & Gamble Co., The	177,562	14,929,421
Reynolds American Inc.	54,779	3,069,815
Sysco Corp.	33,794	1,871,174
Tyson Foods Inc. Class A	19,800	1,221,264
Walgreens Boots Alliance Inc.	56,626	4,686,368
Wal-Mart Stores Inc.	100,347	6,935,985
Whole Foods Market Inc.	20,943	644,207

		119,810,500

Energy (7.20%)
Anadarko Petroleum Corp.	37,074	2,585,170
Apache Corp.	25,120	1,594,366
Baker Hughes Inc.	28,318	1,839,820
Cabot Oil & Gas Corp.	30,347	708,906
Chesapeake Energy Corp. (b)	43,187	303,173
Chevron Corp.	124,936	14,704,967
Cimarex Energy Co.	6,285	854,132
Concho Resources Inc. (b)	9,409	1,247,633
ConocoPhillips	81,679	4,095,385
Devon Energy Corp.	34,577	1,579,132
EOG Resources Inc.	38,228	3,864,851
EQT Corp.	11,458	749,353
Exxon Mobil Corp.	274,595	24,784,945
FMC Technologies Inc. (b)	15,047	534,620
Halliburton Co.	56,906	3,078,046
Helmerich & Payne Inc.	7,029	544,045
Hess Corp.	17,821	1,110,070
Kinder Morgan Inc.	127,094	2,632,117
Marathon Oil Corp.	56,208	972,960
Marathon Petroleum Corp.	34,788	1,751,576
Murphy Oil Corp.	10,837	337,356
National-Oilwell Varco Inc.	24,841	930,047
Newfield Exploration Co. (b)	13,150	532,575
Noble Energy Inc.	28,137	1,070,894
Occidental Petroleum Corp.	50,468	3,594,836
ONEOK Inc.	13,700	786,517
Phillips 66	29,410	2,541,318
Pioneer Natural Resources Co.	11,228	2,021,826
Range Resources Corp.	12,440	427,438
Schlumberger Ltd.	92,054	7,727,933
Southwestern Energy Co. (b)	32,654	353,316
Spectra Energy Corp.	46,397	1,906,453
Tesoro Corp.	7,989	698,638
Transocean Ltd. (b)	22,669	334,141
Valero Energy Corp.	30,540	2,086,493

	Shares	Value
Common Stocks (Cont.)
Energy (Cont.)
Williams Companies Inc., The	44,860	$1,396,940

		96,281,988

Financials (14.19%)
Affiliated Managers Group Inc. (b)	3,509	509,858
Aflac Inc.	27,167	1,890,823
Allstate Corp., The	24,581	1,821,944
American Express Co.	51,363	3,804,971
American International Group Inc.	64,754	4,229,084
Ameriprise Financial Inc.	10,679	1,184,728
Aon PLC	17,582	1,960,920
Arthur J. Gallagher & Co.	11,624	603,983
Assurant Inc.	3,984	369,954
Bank of America Corp.	670,588	14,819,995
Bank of New York Mellon Corp.	70,704	3,349,956
BB&T Corp.	53,916	2,535,130
Berkshire Hathaway Inc. Class B (b)	125,664	20,480,719
BlackRock Inc.	8,079	3,074,383
Capital One Financial Corp.	32,006	2,792,203
Charles Schwab Corp., The	79,727	3,146,825
Chubb Ltd.	30,789	4,067,843
Cincinnati Financial Corp.	9,828	744,471
Citigroup Inc.	189,183	11,243,146
Citizens Financial Group Inc.	34,652	1,234,651
CME Group Inc.	22,427	2,586,954
Comerica Inc.	11,569	787,965
Discover Financial Services	26,713	1,925,740
E*TRADE Financial Corp. (b)	18,122	627,927
Fifth Third Bancorp	50,741	1,368,485
Franklin Resources Inc.	23,255	920,433
Goldman Sachs Group Inc., The	24,541	5,876,342
Hartford Financial Services Group Inc., The	25,545	1,217,219
Huntington Bancshares Inc.	71,556	945,970
Intercontinental Exchange Inc.	39,435	2,224,923
Invesco Ltd.	27,289	827,948
JPMorgan Chase & Co.	237,515	20,495,169
KeyCorp	71,405	1,304,569
Leucadia National Corp.	21,472	499,224
Lincoln National Corp.	15,412	1,021,353
Loews Corp.	18,304	857,176
M&T Bank Corp.	10,454	1,635,319
Marsh & McLennan Companies Inc.	34,212	2,312,389
MetLife Inc.	72,467	3,905,247
Moody’s Corp.	11,135	1,049,696
Morgan Stanley	95,694	4,043,072
Nasdaq Inc.	7,668	514,676
Navient Corp.	20,983	344,751
Northern Trust Corp.	14,236	1,267,716
People’s United Financial Inc.	20,386	394,673
PNC Financial Services Group Inc.	32,523	3,803,890
Principal Financial Group Inc.	17,707	1,024,527
Progressive Corp., The	38,320	1,360,360
Prudential Financial Inc.	28,922	3,009,623
Regions Financial Corp.	84,276	1,210,203

84	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST S&P 500 INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
S&P Global Inc.	17,423	$1,873,669
State Street Corp.	24,253	1,884,943
SunTrust Banks Inc.	33,171	1,819,429
Synchrony Financial	52,464	1,902,869
T. Rowe Price Group Inc.	16,287	1,225,760
Torchmark Corp.	7,376	544,054
Travelers Companies Inc., The	19,084	2,336,263
U.S. Bancorp	106,547	5,473,319
Unum Group	15,529	682,189
Wells Fargo & Co.	299,946	16,530,024
Willis Towers Watson PLC	8,585	1,049,774
XL Group Ltd.	18,201	678,169
Zions Bancorporation	13,524	582,076

		189,811,664

Health Care (13.01%)
Abbott Laboratories	97,311	3,737,716
AbbVie Inc.	107,830	6,752,315
Aetna Inc.	23,122	2,867,359
Agilent Technologies Inc.	21,629	985,417
Alexion Pharmaceuticals Inc. (b)	14,796	1,810,291
Allergan PLC (b)	24,824	5,213,288
AmerisourceBergen Corp.	11,973	936,169
Amgen Inc.	49,546	7,244,121
Anthem Inc.	17,334	2,492,109
Baxter International Inc.	32,398	1,436,527
Becton, Dickinson and Co.	14,039	2,324,156
Biogen Inc. (b)	14,506	4,113,611
Boston Scientific Corp. (b)	90,042	1,947,608
Bristol-Myers Squibb Co.	110,621	6,464,691
C.R. Bard Inc.	4,837	1,086,680
Cardinal Health Inc.	21,092	1,517,991
Celgene Corp. (b)	51,278	5,935,428
Centene Corp. (b)	11,274	637,094
Cerner Corp. (b)	19,866	941,052
Cigna Corp.	16,948	2,260,694
Cooper Companies Inc., The	3,224	563,974
Danaher Corp.	40,227	3,131,270
DaVita Inc. (b)	10,854	696,827
Dentsply Sirona Inc.	15,496	894,584
Edwards Lifesciences Corp. (b)	14,095	1,320,702
Eli Lilly and Co.	64,312	4,730,148
Endo International PLC (b)	13,268	218,524
Envision Healthcare Corp. (b)	7,758	491,004
Express Scripts Holding Co. (b)	40,918	2,814,749
Gilead Sciences Inc.	87,317	6,252,770
HCA Holdings Inc. (b)	19,539	1,446,277
Henry Schein Inc. (b)	5,417	821,813
Hologic Inc. (b)	18,369	736,964
Humana Inc.	9,846	2,008,879
Illumina Inc. (b)	9,656	1,236,354
Intuitive Surgical Inc. (b)	2,547	1,615,231
Johnson & Johnson	180,539	20,799,898
Laboratory Corp. of America Holdings (b)	6,821	875,680
Mallinckrodt PLC (b)	7,231	360,248
McKesson Corp.	14,936	2,097,761

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
Medtronic PLC	91,477	$6,515,907
Merck & Co. Inc.	183,013	10,773,975
Mettler-Toledo International Inc. (b)	1,764	738,340
Mylan NV (b)	30,445	1,161,477
Patterson Companies Inc.	5,351	219,552
PerkinElmer Inc.	7,034	366,823
Perrigo Co. PLC	9,419	783,943
Pfizer Inc.	401,412	13,037,862
Quest Diagnostics Inc.	9,198	845,296
Regeneron Pharmaceuticals Inc. (b)	4,996	1,833,982
St. Jude Medical Inc.	18,858	1,512,223
Stryker Corp.	20,575	2,465,091
Thermo Fisher Scientific Inc.	26,028	3,672,551
UnitedHealth Group Inc.	63,073	10,094,203
Universal Health Services Inc. Class B	5,965	634,557
Varian Medical Systems Inc. (b)	6,131	550,441
Vertex Pharmaceuticals Inc. (b)	16,415	1,209,293
Waters Corp. (b)	5,411	727,184
Zimmer Biomet Holdings Inc.	13,242	1,366,574
Zoetis Inc.	32,755	1,753,377

		174,080,625

Industrials (9.83%)
3M Co.	39,981	7,139,407
Acuity Brands Inc.	2,893	667,878
Alaska Air Group Inc.	7,978	707,888
Allegion PLC	6,309	403,776
American Airlines Group Inc.	34,945	1,631,582
AMETEK Inc.	15,439	750,335
Arconic Inc.	28,792	533,804
Boeing Co., The	38,088	5,929,540
Caterpillar Inc.	38,551	3,575,220
CH Robinson Worldwide Inc.	9,499	695,897
Cintas Corp.	5,758	665,394
CSX Corp.	62,586	2,248,715
Cummins Inc.	10,270	1,403,601
Deere & Co.	19,145	1,972,701
Delta Air Lines Inc.	49,553	2,437,512
Dover Corp.	10,345	775,151
Dun & Bradstreet Corp.	2,398	290,925
Eaton Corp. PLC	30,130	2,021,422
Emerson Electric Co.	42,605	2,375,229
Equifax Inc.	7,900	934,017
Expeditors International of Washington Inc.	12,182	645,159
Fastenal Co.	18,969	891,164
FedEx Corp.	16,167	3,010,295
Flowserve Corp.	8,630	414,672
Fluor Corp.	9,309	488,909
Fortive Corp.	19,761	1,059,782
Fortune Brands Home & Security Inc.	10,115	540,748
General Dynamics Corp.	18,944	3,270,871
General Electric Co.	587,363	18,560,671
Honeywell International Inc.	50,257	5,822,273
Illinois Tool Works Inc.	21,142	2,589,049
Ingersoll-Rand PLC	17,080	1,281,683
J.B. Hunt Transport Services Inc.	5,956	578,149

See accompanying notes to financial statements.	85

STATE FARM MUTUAL FUND TRUST S&P 500 INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
Jacobs Engineering Group Inc. (b)	8,155	$464,835
Johnson Controls International PLC	62,474	2,573,304
Kansas City Southern	7,107	603,029
L-3 Communications Holdings Inc.	5,126	779,716
Lockheed Martin Corp.	16,715	4,177,747
Masco Corp.	21,700	686,154
Nielsen Holdings PLC	22,236	932,800
Norfolk Southern Corp.	19,429	2,099,692
Northrop Grumman Corp.	11,819	2,748,863
PACCAR Inc.	23,060	1,473,534
Parker Hannifin Corp.	8,849	1,238,860
Pentair PLC	11,031	618,508
Pitney Bowes Inc.	12,443	189,009
Quanta Services Inc. (b)	9,992	348,221
Raytheon Co.	19,528	2,772,976
Republic Services Inc.	15,430	880,282
Robert Half International Inc.	8,872	432,776
Rockwell Automation Inc.	8,518	1,144,819
Rockwell Collins Inc.	8,631	800,612
Roper Technologies Inc.	6,711	1,228,650
Ryder System Inc.	3,591	267,314
Snap-on Inc.	3,865	661,959
Southwest Airlines Co.	41,033	2,045,085
Stanley Black & Decker Inc.	9,992	1,145,982
Stericycle Inc. (b)	5,660	436,046
Textron Inc.	17,604	854,850
TransDigm Group Inc.	3,315	825,302
Union Pacific Corp.	55,125	5,715,360
United Continental Holdings Inc. (b)	19,416	1,415,038
United Parcel Service Inc. Class B	45,743	5,243,978
United Rentals Inc. (b)	5,814	613,842
United Technologies Corp.	50,818	5,570,669
Verisk Analytics Inc. (b)	10,406	844,655
W.W. Grainger Inc.	3,691	857,235
Waste Management Inc.	26,931	1,909,677
Xylem Inc.	11,789	583,792

		131,498,590

Information Technology (19.85%)
Accenture PLC Class A	41,248	4,831,378
Activision Blizzard Inc.	45,129	1,629,608
Adobe Systems Inc. (b)	32,971	3,394,364
Akamai Technologies Inc. (b)	11,468	764,686
Alliance Data Systems Corp.	3,900	891,150
Alphabet Inc. Class A (b)	19,641	15,564,510
Alphabet Inc. Class C (b)	19,687	15,194,820
Amphenol Corp. Class A	20,431	1,372,963
Analog Devices Inc.	20,319	1,475,566
Apple Inc.	354,126	41,014,873
Applied Materials Inc.	71,813	2,317,406
Autodesk Inc. (b)	12,925	956,579
Automatic Data Processing Inc.	30,199	3,103,853
Broadcom Ltd.	26,186	4,628,899
CA Inc.	20,802	660,880
Cisco Systems Inc.	332,870	10,059,331

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
Citrix Systems Inc. (b)	10,307	$920,518
Cognizant Technology Solutions Corp. Class A (b)	40,007	2,241,592
Corning Inc.	62,947	1,527,724
CSRA Inc.	9,640	306,938
eBay Inc. (b)	69,806	2,072,540
Electronic Arts Inc. (b)	19,899	1,567,245
F5 Networks Inc. (b)	4,407	637,781
Facebook Inc. Class A (b)	155,231	17,859,327
Fidelity National Information Services Inc.	21,684	1,640,178
First Solar Inc. (b)	4,981	159,840
Fiserv Inc. (b)	14,640	1,555,939
FLIR Systems Inc.	8,712	315,287
Global Payments Inc.	10,165	705,553
Harris Corp.	8,222	842,508
Hewlett Packard Enterprise Co.	109,690	2,538,227
HP Inc.	113,278	1,681,046
Intel Corp.	312,974	11,351,567
International Business Machines Corp.	57,567	9,555,546
Intuit Inc.	16,223	1,859,318
Juniper Networks Inc.	25,339	716,080
KLA-Tencor Corp.	10,376	816,384
Lam Research Corp.	10,605	1,121,267
Linear Technology Corp.	15,839	987,562
MasterCard Inc. Class A	63,511	6,557,511
Microchip Technology Inc.	14,256	914,522
Micron Technology Inc. (b)	69,077	1,514,168
Microsoft Corp.	516,078	32,069,087
Motorola Solutions Inc.	11,033	914,525
NetApp Inc.	18,436	650,238
NVIDIA Corp.	35,406	3,779,236
Oracle Corp.	199,180	7,658,471
Paychex Inc.	21,086	1,283,716
PayPal Holdings Inc. (b)	74,255	2,930,845
Qorvo Inc. (b)	8,280	436,604
QUALCOMM Inc.	97,532	6,359,086
Red Hat Inc. (b)	11,987	835,494
salesforce.com inc. (b)	42,610	2,917,081
Seagate Technology PLC	19,896	759,430
Skyworks Solutions Inc.	12,574	938,775
Symantec Corp.	40,625	970,531
TE Connectivity Ltd.	23,647	1,638,264
Teradata Corp. (b)	8,349	226,842
Texas Instruments Inc.	66,345	4,841,195
Total System Services Inc.	10,953	537,026
VeriSign Inc. (b)	6,149	467,754
Visa Inc. Class A	123,936	9,669,487
Western Digital Corp.	18,825	1,279,159
Western Union Co.	32,799	712,394
Xerox Corp.	56,336	491,813
Xilinx Inc.	16,976	1,024,841
Yahoo! Inc. (b)	57,779	2,234,316

		265,453,244

86	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST S&P 500 INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

	Shares	Value
Common Stocks (Cont.)
Materials (2.71%)
Air Products & Chemicals Inc.	14,333	$2,061,372
Albemarle Corp.	7,404	637,336
Alcoa Corp.	1	9
Avery Dennison Corp.	6,014	422,303
Ball Corp.	11,475	861,428
CF Industries Holdings Inc.	15,055	473,931
Dow Chemical Co., The	74,629	4,270,271
E.I. du Pont de Nemours & Co.	57,866	4,247,364
Eastman Chemical Co.	9,827	739,089
Ecolab Inc.	17,480	2,049,006
FMC Corp.	8,823	499,029
Freeport-McMoRan Inc. (b)	80,902	1,067,097
International Flavors & Fragrances Inc.	5,337	628,859
International Paper Co.	26,973	1,431,187
LyondellBasell Industries NV Class A	22,425	1,923,616
Martin Marietta Materials Inc.	4,138	916,691
Monsanto Co.	28,918	3,042,463
Mosaic Co., The	23,435	687,349
Newmont Mining Corp.	35,101	1,195,891
Nucor Corp.	20,848	1,240,873
PPG Industries Inc.	17,629	1,670,524
Praxair Inc.	18,878	2,212,313
Sealed Air Corp.	12,757	578,402
Sherwin-Williams Co., The	5,307	1,426,203
Vulcan Materials Co.	8,735	1,093,185
WestRock Co.	16,769	851,365

		36,227,156

Real Estate (2.74%)
American Tower Corp.	28,062	2,965,589
Apartment Investment and Management Co.	10,242	465,499
AvalonBay Communities Inc.	9,090	1,610,294
Boston Properties Inc.	10,084	1,268,366
CBRE Group Inc. Class A (b)	19,416	611,410
Crown Castle International Corp.	23,858	2,070,159
Digital Realty Trust Inc.	10,543	1,035,955
Equinix Inc.	4,705	1,681,614
Equity Residential	24,188	1,556,740
Essex Property Trust Inc.	4,308	1,001,610
Extra Space Storage Inc.	8,199	633,291
Federal Realty Investment Trust	4,718	670,475
General Growth Properties Inc.	38,222	954,786
HCP Inc.	30,967	920,339
Host Hotels & Resorts Inc.	49,437	931,393
Iron Mountain Inc.	16,035	520,817
Kimco Realty Corp.	27,902	702,014
Macerich Co., The	7,985	565,657
Mid-America Apartment Communities Inc.	7,506	734,988
Prologis Inc.	34,895	1,842,107
Public Storage	9,869	2,205,722
Realty Income Corp.	17,025	978,597
Simon Property Group Inc.	20,802	3,695,891
SL Green Realty Corp.	6,593	709,077
UDR Inc.	17,327	632,089

	Shares	Value
Common Stocks (Cont.)
Real Estate (Cont.)
Ventas Inc.	23,253	$1,453,778
Vornado Realty Trust	11,372	1,186,896
Welltower Inc.	23,671	1,584,300
Weyerhaeuser Co.	49,489	1,489,124

		36,678,577

Telecommunication Services (2.54%)
AT&T Inc.	407,144	17,315,834
CenturyLink Inc.	35,847	852,442
Frontier Communications Corp.	76,483	258,513
Level 3 Communications Inc. (b)	19,273	1,086,226
Verizon Communications Inc.	269,728	14,398,080

		33,911,095

Utilities (3.01%)
AES Corp., The	43,622	506,888
Alliant Energy Corp.	14,983	567,706
Ameren Corp.	15,960	837,262
American Electric Power Company Inc.	32,562	2,050,104
American Water Works Co. Inc.	11,732	848,928
CenterPoint Energy Inc.	28,694	707,020
CMS Energy Corp.	18,213	758,025
Consolidated Edison Inc.	20,153	1,484,873
Dominion Resources Inc.	41,425	3,172,741
DTE Energy Co.	11,809	1,163,305
Duke Energy Corp.	45,572	3,537,299
Edison International	21,428	1,542,602
Entergy Corp.	11,767	864,521
Eversource Energy	20,847	1,151,380
Exelon Corp.	61,075	2,167,552
FirstEnergy Corp.	27,840	862,205
NextEra Energy Inc.	30,915	3,693,106
NiSource Inc.	21,323	472,091
NRG Energy Inc.	20,175	247,346
PG&E Corp.	32,871	1,997,571
Pinnacle West Capital Corp.	7,461	582,182
PPL Corp.	44,902	1,528,913
Public Service Enterprise Group Inc.	33,279	1,460,283
SCANA Corp.	9,482	694,841
Sempra Energy	16,530	1,663,579
Southern Co.	64,779	3,186,479
WEC Energy Group Inc.	20,720	1,215,228
Xcel Energy Inc.	33,351	1,357,382

		40,321,412

Total Common Stocks
(cost $738,971,734)		1,278,219,250

See accompanying notes to financial statements.	87

STATE FARM MUTUAL FUND TRUST S&P 500 INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

	Shares	Value
Short-term Investments (4.50%)
State Street Institutional U.S. Government Money Market Fund Premier Class	60,206,621	$60,206,621

Total Short-term Investments
(cost $60,206,621)		60,206,621

TOTAL INVESTMENTS (100.06%)
(cost $799,178,355)		1,338,425,871
LIABILITIES, NET OF CASH AND OTHER ASSETS (-0.06%)		(767,990)

NET ASSETS (100.00%)		$1,337,657,881

(a)	At December 31, 2016, this security has been pledged to cover, in whole or in part, margin requirements for open futures contracts.

(b)	Non-income producing security.

OPEN FUTURES CONTRACTS

	Contracts		Notional	Market	Unrealized
Description	Purchased	Expiration	Value	Value	Gain (Loss)
S&P 500 Mini Index	546	March 2017	$60,384,737	$61,048,260	$663,523

88	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS

December 31, 2016

	Shares	Value
Common Stocks (98.78%)
Consumer Discretionary (12.43%)
1-800-FLOWERS.COM Inc. (a)	6,934	$74,186
Aaron’s Inc.	17,135	548,149
Abercrombie & Fitch Co. Class A	18,048	216,576
Acushnet Holdings Corp. (a)	4,228	83,334
AMC Entertainment Holdings Inc. Class A	7,987	268,763
American Axle & Manufacturing Holdings Inc. (a)	20,496	395,573
American Eagle Outfitters Inc.	43,717	663,187
American Public Education Inc. (a)	3,946	96,874
America’s Car-Mart Inc. (a)	2,000	87,500
Apollo Education Group Inc. (a)	22,227	220,047
Arctic Cat Inc. (a)	3,269	49,100
Asbury Automotive Group Inc. (a)	5,217	321,889
Ascena Retail Group Inc. (a)	44,720	276,817
Ascent Capital Group LLC Class A (a)	2,627	42,715
At Home Group Inc. (a)	2,180	31,893
Barnes & Noble Education Inc. (a)	10,293	118,061
Barnes & Noble Inc.	16,215	180,797
Bassett Furniture Industries Inc.	2,600	79,040
Beazer Homes USA Inc. (a)	8,543	113,622
Belmond Ltd. Class A (a)	21,823	291,337
Big 5 Sporting Goods Corp.	4,819	83,610
Big Lots Inc.	11,671	586,001
Biglari Holdings Inc. (a)	264	124,925
BJ’s Restaurants Inc. (a)	6,068	238,472
Bloomin’ Brands Inc.	27,172	489,911
Blue Nile Inc.	2,956	120,102
Bob Evans Farms Inc.	5,187	276,000
Bojangles’ Inc. (a)	2,499	46,606
Boot Barn Holdings Inc (a)	3,780	47,326
Boyd Gaming Corp. (a)	21,421	432,062
Bridgepoint Education Inc. (a)	4,363	44,197
Bright Horizons Family Solutions Inc. (a)	11,429	800,259
Buckle Inc., The	7,478	170,498
Buffalo Wild Wings Inc. (a)	4,920	759,648
Build-A-Bear Workshop Inc. (a)	3,700	50,875
Caesars Acquisition Co. Class A (a)	12,807	172,894
Caesars Entertainment Corp. (a)	15,006	127,551
Caleres Inc.	11,369	373,131
Callaway Golf Co.	24,126	264,421
Cambium Learning Group Inc. (a)	3,100	15,469
Camping World Holdings Inc. Class A	2,570	83,756
Capella Education Co.	3,005	263,839
Career Education Corp. (a)	16,995	171,480
Carriage Services Inc.	4,085	116,994
Carrols Restaurant Group Inc. (a)	8,700	132,675
Cato Corp. Class A	6,644	199,852
Cavco Industries Inc. (a)	2,242	223,864
Central European Media Enterprises Ltd. Class A (a)	19,051	48,580
Century Casinos Inc. (a)	7,220	59,421
Century Communities Inc. (a)	4,485	94,185
Cheesecake Factory Inc., The	11,706	700,955
Chegg Inc. (a)	21,363	157,659
Chico’s FAS Inc.	34,333	494,052
Children’s Place Inc., The	4,851	489,708

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Churchill Downs Inc.	3,528	$530,788
Chuy’s Holdings Inc. (a)	4,277	138,789
Citi Trends Inc.	3,800	71,592
ClubCorp Holdings Inc.	17,241	247,408
Collectors Universe Inc.	2,144	45,517
Columbia Sportswear Co.	6,991	407,575
Conn’s Inc. (a)	5,889	74,496
Container Store Group Inc., The (a)	3,526	22,390
Cooper Tire & Rubber Co.	14,317	556,215
Cooper-Standard Holdings Inc. (a)	3,865	399,564
Core-Mark Holding Company Inc.	12,073	519,984
Cracker Barrel Old Country Store Inc.	4,968	829,557
Crocs Inc. (a)	19,093	130,978
CSS Industries Inc.	2,418	65,455
Culp Inc.	2,899	107,698
Daily Journal Corp. (a)	305	73,749
Dana Inc.	38,806	736,538
Dave & Buster’s Entertainment Inc. (a)	9,885	556,526
Deckers Outdoor Corp. (a)	8,463	468,766
Del Frisco’s Restaurant Group Inc. (a)	5,863	99,671
Del Taco Restaurants Inc. (a)	5,933	83,774
Delta Apparel Inc. (a)	1,816	37,646
Denny’s Corp. (a)	20,125	258,204
Destination XL Group Inc. (a)	10,167	43,210
DeVry Education Group Inc.	16,588	517,546
DineEquity Inc.	4,771	367,367
Dorman Products Inc. (a)	6,866	501,630
Drew Industries Inc.	6,244	672,791
DSW Inc. Class A	17,824	403,714
Duluth Holdings Inc. (a)	2,470	62,738
E.W. Scripps Co. Class A, The (a)	15,360	296,909
El Pollo Loco Holdings Inc. (a)	5,328	65,534
Eldorado Resorts Inc. (a)	8,082	136,990
Empire Resorts Inc. (a)	740	16,835
Entercom Communications Corp. Class A	6,669	102,036
Entravision Communications Corp. Class A	16,849	117,943
Eros International PLC (a)	7,540	98,397
Escalade Inc.	2,500	33,000
Ethan Allen Interiors Inc.	6,422	236,651
Etsy Inc. (a)	27,875	328,368
Express Inc. (a)	19,914	214,275
Federal-Mogul Holdings Corp. (a)	8,206	84,604
Fiesta Restaurant Group Inc. (a)	6,800	202,980
Finish Line Inc. Class A, The	10,881	204,672
Five Below Inc. (a)	14,117	564,115
Flexsteel Industries Inc.	1,720	106,072
Fogo De Chao Inc. (a)	1,224	17,564
Fossil Group Inc. (a)	11,188	289,322
Fox Factory Holding Corp. (a)	5,725	158,869
Francesca’s Holdings Corp. (a)	9,102	164,109
Fred’s Inc. Class A	9,340	173,350
FTD Companies Inc. (a)	4,651	110,880
Gaia Inc. (a)	901	7,794
Gannett Co. Inc.	31,287	303,797
Genesco Inc. (a)	5,368	333,353

See accompanying notes to financial statements.	89

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Gentherm Inc. (a)	9,450	$319,882
G-III Apparel Group Ltd. (a)	11,135	329,151
Global Eagle Entertainment Inc. (a)	12,014	77,610
GNC Holdings Inc. Class A	18,241	201,381
Golden Entertainment Inc.	2,854	34,562
GoPro Inc. Class A (a)	26,911	234,395
Grand Canyon Education Inc. (a)	11,755	687,080
Gray Television Inc. (a)	16,773	181,987
Green Brick Partners Inc. (a)	6,407	64,390
Group 1 Automotive Inc.	5,424	422,747
Guess? Inc.	16,217	196,226
Habit Restaurants Inc., The Class A (a)	3,467	59,806
Haverty Furniture Companies Inc.	5,035	119,330
Helen of Troy Ltd. (a)	7,394	624,423
Hemisphere Media Group Inc. (a)	1,840	20,608
Hibbett Sports Inc. (a)	5,976	222,905
Hooker Furniture Corp.	2,963	112,446
Horizon Global Corp. (a)	4,946	118,704
Houghton Mifflin Harcourt Co. (a)	32,987	357,909
Hovnanian Enterprises Inc. Class A (a)	29,924	81,693
HSN Inc.	8,200	281,260
Iconix Brand Group Inc. (a)	11,267	105,234
ILG Inc.	29,820	541,829
IMAX Corp. (a)	15,525	487,485
Installed Building Products Inc. (a)	5,231	216,040
International Speedway Corp. Class A	6,834	251,491
Intrawest Resorts Holdings Inc. (a)	4,385	78,272
iRobot Corp. (a)	6,964	407,046
Isle of Capri Casinos Inc. (a)	6,966	171,991
J. Alexander’s Holdings Inc. (a)	3,368	36,206
Jack in the Box Inc.	8,477	946,372
JAKKS Pacific Inc. (a)	4,527	23,314
Jamba Inc. (a)	3,395	34,968
Johnson Outdoors Inc. Class A	1,230	48,819
K12 Inc. (a)	9,299	159,571
KB Home	21,848	345,417
Kirkland’s Inc. (a)	3,634	56,363
Kona Grill Inc. (a)	2,000	25,100
La Quinta Holdings Inc. (a)	21,948	311,881
Lands’ End Inc. (a)	4,100	62,115
La-Z-Boy Inc.	12,945	401,942
LGI Homes Inc. (a)	4,098	117,736
Libbey Inc.	5,817	113,199
Liberty Media Corp. - Liberty Braves Class A (a)	2,235	45,795
Liberty Media Corp. - Liberty Braves Class C (a)	7,999	164,699
Liberty Media Corp. - Liberty Media Class A (a)	6,178	193,680
Liberty Media Corp. - Liberty Media Class C (a)	11,967	374,926
Liberty Tax Inc.	1,400	18,760
Liberty TripAdvisor Holdings Inc. Class A (a)	19,360	291,368
LifeLock Inc. (a)	22,630	541,310
Lifetime Brands Inc.	2,981	52,913
Lindblad Expeditions Holdings Inc. (a)	3,704	35,003
Lithia Motors Inc. Class A	6,177	598,119

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Loral Space & Communications Inc. (a)	3,400	$139,570
Luby’s Inc. (a)	5,188	22,205
Lumber Liquidators Holdings Inc. (a)	7,074	111,345
M.D.C. Holdings Inc.	10,958	281,182
M/I Homes Inc. (a)	6,337	159,566
Malibu Boats Inc. Class A (a)	4,996	95,324
Marcus Corp., The	4,843	152,554
Marine Products Corp.	1,488	20,639
MarineMax Inc. (a)	6,231	120,570
Marriott Vacations Worldwide Corp.	5,797	491,875
MCBC Holdings Inc.	1,695	24,713
MDC Partners Inc. Class A	13,337	87,357
Media General Inc. (a)	28,831	542,888
Meredith Corp.	9,959	589,075
Meritage Homes Corp. (a)	10,101	351,515
Metaldyne Performance Group Inc.	3,865	88,702
Modine Manufacturing Co. (a)	12,520	186,548
Monarch Casino & Resort Inc. (a)	3,182	82,032
Monro Muffler Brake Inc.	8,160	466,752
Motorcar Parts of America Inc. (a)	4,777	128,597
Movado Group Inc.	4,139	118,996
MSG Networks Inc. Class A (a)	15,911	342,086
NACCO Industries Inc. Class A	1,148	103,951
Nathan’s Famous Inc. (a)	743	48,221
National CineMedia Inc.	16,227	239,024
Nautilus Inc. (a)	8,074	149,369
New Home Company Inc., The (a)	3,241	37,952
New Media Investment Group Inc.	10,213	163,306
New York Times Co. Class A, The	32,519	432,503
Nexstar Broadcasting Group Inc. Class A	7,918	501,209
Noodles & Company (a)	3,429	14,059
NutriSystem Inc.	7,658	265,350
Office Depot Inc.	144,430	652,824
Ollie’s Bargain Outlet Holdings Inc. (a)	5,292	150,557
Overstock.com Inc. (a)	3,406	59,605
Oxford Industries Inc.	3,925	236,010
Papa John’s International Inc.	7,069	604,965
Party City Holdco Inc. (a)	6,917	98,221
Penn National Gaming Inc. (a)	19,668	271,222
Perry Ellis International Inc. (a)	3,140	78,217
PetMed Express Inc.	5,100	117,657
Pier 1 Imports Inc.	20,346	173,755
Pinnacle Entertainment Inc. (a)	14,260	206,770
Planet Fitness Inc. Class A	5,758	115,736
Popeyes Louisiana Kitchen Inc. (a)	5,452	329,737
Potbelly Corp. (a)	6,054	78,097
Radio One Inc. Class D (a)	5,586	16,199
Reading International Inc. Class A (a)	4,300	71,380
Red Lion Hotels Corp. (a)	4,827	40,305
Red Robin Gourmet Burgers Inc. (a)	3,380	190,632
Red Rock Resorts Inc. Class A	7,954	184,453
Regis Corp. (a)	9,892	143,632
Rent-A-Center Inc.	13,528	152,190
Restoration Hardware Holdings Inc. (a)	10,322	316,885
Ruby Tuesday Inc. (a)	16,211	52,362
Ruth’s Hospitality Group Inc.	8,238	150,755

90	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Saga Communications Inc. Class A	896	$45,069
Salem Media Group Inc.	2,419	15,119
Scholastic Corp.	7,075	335,992
Scientific Games Corp. Class A (a)	14,008	196,112
Sears Holdings Corp. (a)	2,769	25,724
Sears Hometown and Outlet Stores Inc. (a)	2,581	12,131
SeaWorld Entertainment Inc.	17,897	338,790
Select Comfort Corp. (a)	12,006	271,576
Sequential Brands Group Inc. (a)	11,050	51,714
Shake Shack Inc. Class A (a)	4,063	145,415
Shoe Carnival Inc.	3,825	103,198
Shutterfly Inc. (a)	9,044	453,828
Sinclair Broadcast Group Inc. Class A	17,612	587,360
Smith & Wesson Holding Corp. (a)	14,518	306,039
Sonic Automotive Inc.	7,482	171,338
Sonic Corp.	11,702	310,220
Sotheby’s (a)	13,050	520,173
Spartan Motors Inc.	8,811	81,502
Speedway Motorsports Inc.	2,854	61,846
Sportsman’s Warehouse Holdings Inc. (a)	6,846	64,284
Stage Stores Inc.	5,975	26,111
Standard Motor Products Inc.	5,486	291,965
Stein Mart Inc.	8,247	45,194
Steven Madden Ltd. (a)	16,031	573,108
Stoneridge Inc. (a)	7,200	127,368
Strattec Security Corp.	900	36,270
Strayer Education Inc. (a)	2,720	219,314
Sturm, Ruger & Company Inc.	4,838	254,963
Superior Industries International Inc.	6,389	168,350
Superior Uniform Group Inc.	2,227	43,694
Tailored Brands Inc.	12,654	323,310
Taylor Morrison Home Corp. Class A (a)	8,286	159,588
Tenneco Inc. (a)	14,681	917,122
Texas Roadhouse Inc. Class A	17,169	828,233
Tile Shop Holdings Inc., The (a)	8,423	164,670
Tilly’s Inc. Class A (a)	3,717	49,027
Time Inc.	26,568	474,239
TopBuild Corp. (a)	10,080	358,848
Tower International Inc.	5,395	152,948
Townsquare Media Inc. (a)	2,368	24,651
TRI Pointe Group Inc. (a)	39,284	450,980
tronc Inc.	7,012	97,256
Tuesday Morning Corp. (a)	11,941	64,481
UCP Inc. Class A (a)	2,313	27,872
Unifi Inc. (a)	4,115	134,272
Unique Fabricating Inc.	1,586	23,156
Universal Electronics Inc. (a)	3,738	241,288
Vera Bradley Inc. (a)	5,547	65,011
Vince Holding Corp. (a)	5,045	20,432
Vitamin Shoppe Inc. (a)	6,309	149,839
Wayfair Inc. Class A (a)	8,379	293,684
WCI Communities Inc. (a)	5,845	137,065
Weight Watchers International Inc. (a)	7,437	85,154
West Marine Inc. (a)	4,800	50,256

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Weyco Group Inc.	1,700	$53,210
William Lyon Homes Class A (a)	6,345	120,745
Wingstop Inc.	4,061	120,165
Winmark Corp.	663	83,637
Winnebago Industries Inc.	6,719	212,656
Wolverine World Wide Inc.	25,561	561,064
Workhorse Group Inc. (a)	2,593	18,307
World Wrestling Entertainment Inc.	9,212	169,501
Zagg Inc. (a)	7,200	51,120
Zoe’s Kitchen Inc. (a)	5,000	119,950
Zumiez Inc. (a)	4,699	102,673

		61,869,570

Consumer Staples (2.93%)
AdvancePierre Foods Holdings Inc.	5,658	168,496
Alico Inc.	885	24,028
Alliance One International Inc. (a)	2,052	39,398
Amplify Snack Brands Inc. (a)	7,639	67,300
Andersons Inc., The	7,023	313,928
Avon Products Inc. (a)	115,777	583,516
B&G Foods Inc. Class A	17,217	754,105
Boston Beer Co. Inc. (a)	2,299	390,485
Calavo Growers Inc.	4,005	245,907
Cal-Maine Foods Inc.	8,107	358,127
Central Garden & Pet Co. (a)	2,487	82,295
Central Garden & Pet Co. Class A (a)	8,826	272,723
Chefs’ Warehouse Inc., The (a)	4,800	75,840
Coca-Cola Bottling Co. Consolidated	1,217	217,660
Craft Brew Alliance Inc. (a)	3,416	57,730
Darling Ingredients Inc. (a)	43,485	561,391
Dean Foods Co.	23,803	518,429
e.l.f. Beauty Inc. (a)	1,737	50,269
Farmer Brothers Co. (a)	2,031	74,538
Fresh Del Monte Produce Inc.	8,509	515,901
Freshpet Inc. (a)	5,899	59,875
HRG Group Inc. (a)	31,357	487,915
Ingles Markets Inc. Class A	3,588	172,583
Inter Parfums Inc.	4,504	147,506
Inventure Foods Inc. (a)	5,600	55,160
J&J Snack Foods Corp.	3,946	526,515
John B. Sanfilippo & Son Inc.	2,288	161,052
Lancaster Colony Corp.	4,912	694,508
Landec Corp. (a)	6,700	92,460
Lifevantage Corp. (a)	3,381	27,555
Lifeway Foods Inc. (a)	1,100	12,661
Limoneira Co.	2,967	63,820
Medifast Inc.	2,760	114,899
MGP Ingredients Inc.	3,195	159,686
National Beverage Corp.	3,029	154,721
Natural Grocers by Vitamin Cottage Inc. (a)	2,202	26,182
Natural Health Trends Corp.	1,900	47,215
Nature’s Sunshine Products Inc.	989	14,835
Nutraceutical International Corp.	2,401	83,915
Oil-Dri Corporation of America	1,200	45,852
Omega Protein Corp. (a)	5,580	139,779

See accompanying notes to financial statements.	91

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

	Shares	Value
Common Stocks (Cont.)
Consumer Staples (Cont.)
Orchids Paper Products Co.	2,400	$62,832
Performance Food Group Co. (a)	9,776	234,624
PriceSmart Inc.	5,145	429,608
Primo Water Corp. (a)	5,225	64,163
Revlon Inc. Class A (a)	3,254	94,854
Sanderson Farms Inc.	5,235	493,346
Seaboard Corp. (a)	69	272,687
Seneca Foods Corp. Class A (a)	1,805	72,290
Smart & Final Stores Inc. (a)	5,816	82,006
Snyder’s-Lance Inc.	20,901	801,344
SpartanNash Co.	9,666	382,194
SUPERVALU Inc. (a)	70,919	331,192
Synutra International Inc. (a)	5,900	31,565
Tootsie Roll Industries Inc.	4,520	179,670
Turning Point Brands Inc. (a)	1,571	19,245
United Natural Foods Inc. (a)	12,939	617,449
Universal Corp.	5,788	368,985
USANA Health Sciences Inc. (a)	2,746	168,055
Vector Group Ltd.	24,179	549,830
Village Super Market Inc. Class A	1,928	59,575
WD-40 Co.	3,650	426,685
Weis Markets Inc.	2,444	163,357

		14,566,316

Energy (3.69%)
Abraxas Petroleum Corp. (a)	31,032	79,752
Adams Resources & Energy Inc.	500	19,825
Alon USA Energy Inc.	8,966	102,033
Archrock Inc.	18,345	242,154
Ardmore Shipping Corp.	8,572	63,433
Atwood Oceanics Inc.	15,983	209,857
Bill Barrett Corp. (a)	12,674	88,591
Bristow Group Inc.	8,823	180,695
California Resources Corp. (a)	8,126	173,003
Callon Petroleum Co. (a)	37,733	579,956
CARBO Ceramics Inc. (a)	5,000	52,300
Carrizo Oil & Gas Inc. (a)	15,742	587,964
Clayton Williams Energy Inc. (a)	1,584	188,908
Clean Energy Fuels Corp. (a)	22,691	64,896
Cobalt International Energy Inc. (a)	105,175	128,314
Contango Oil & Gas Co. (a)	6,309	58,926
CVR Energy Inc.	4,026	102,220
Dawson Geophysical Co. (a)	4,944	39,750
Delek US Holdings Inc.	15,927	383,363
Denbury Resources Inc. (a)	93,842	345,339
DHT Holdings Inc.	23,400	96,876
Dorian LPG Ltd. (a)	7,309	60,007
Earthstone Energy Inc. (a)	600	8,244
Eclipse Resources Corp. (a)	16,209	43,278
EP Energy Corp. Class A (a)	9,811	64,262
Era Group Inc. (a)	5,000	84,850
Erin Energy Corp. (a)	3,300	10,065
Evolution Petroleum Corp.	6,708	67,080
EXCO Resources Inc. (a)	37,550	32,807
Exterran Corp. (a)	8,198	195,932
Fairmount Santrol Holdings Inc. (a)	22,574	266,147

	Shares	Value
Common Stocks (Cont.)
Energy (Cont.)
Forum Energy Technologies Inc. (a)	15,567	$342,474
Frontline Ltd.	16,850	119,804
GasLog Ltd.	10,809	174,025
Gener8 Maritime Inc. (a)	10,340	46,323
Geospace Technologies Corp. (a)	3,300	67,188
Golar LNG Ltd.	23,579	540,902
Green Plains Inc.	9,600	267,360
Helix Energy Solutions Group Inc. (a)	29,532	260,472
Hornbeck Offshore Services Inc. (a)	8,529	61,579
Independence Contract Drilling Inc. (a)	7,450	49,915
International Seaways Inc. (a)	3,558	49,954
Isramco Inc. (a)	222	27,595
Jones Energy Inc. Class A (a)	18,047	90,235
Matador Resources Co. (a)	21,935	565,046
Matrix Service Co. (a)	6,700	152,090
McDermott International Inc. (a)	62,861	464,543
Natural Gas Services Group (a)	3,100	99,665
Navios Maritime Acquisition Corp.	20,400	34,680
Newpark Resources Inc. (a)	20,957	157,178
Nordic American Tankers Ltd.	25,810	216,804
Northern Oil and Gas Inc. (a)	12,308	33,847
Oasis Petroleum Inc. (a)	60,920	922,329
Oil States International Inc. (a)	13,314	519,246
Overseas Shipholding Group Inc. Class A	10,678	40,897
Pacific Ethanol Inc. (a)	7,735	73,482
Panhandle Oil & Gas Inc.	4,126	97,167
Par Pacific Holdings Inc. (a)	8,058	117,163
Parker Drilling Co. (a)	29,921	77,795
PDC Energy Inc. (a)	14,388	1,044,281
PHI Inc. (a)	3,200	57,664
Pioneer Energy Services Corp. (a)	18,501	126,732
Renewable Energy Group Inc. (a)	10,483	101,685
REX American Resources Corp. (a)	1,511	149,211
RigNet Inc. (a)	3,601	83,363
Ring Energy Inc. (a)	10,464	135,927
RSP Permian Inc. (a)	25,657	1,144,815
Sanchez Energy Corp. (a)	12,950	116,938
Scorpio Tankers Inc.	42,868	194,192
SEACOR Holdings Inc. (a)	4,234	301,800
Seadrill Ltd. (a)	102,489	349,487
SemGroup Corp. Class A	17,290	721,858
Ship Finance International Ltd.	15,661	232,566
Smart Sand Inc. (a)	2,727	45,132
Synergy Resources Corp. (a)	48,570	432,759
Teekay Corp.	13,678	109,834
Teekay Tankers Ltd. Class A	30,119	68,069
Tesco Corp. (a)	12,896	106,392
TETRA Technologies Inc. (a)	24,359	122,282
Tidewater Inc. (a)	11,400	38,874
Unit Corp. (a)	13,454	361,509
US Silica Holdings Inc.	19,031	1,078,677
W&T Offshore Inc. (a)	8,600	23,822
Western Refining Inc.	21,310	806,584
Westmoreland Coal Co. (a)	4,969	87,802

92	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

	Shares	Value
Common Stocks (Cont.)
Energy (Cont.)
Willbros Group Inc. (a)	10,092	$32,698

		18,365,538

Financials (19.66%)
1st Source Corp.	4,179	186,642
Access National Corp.	2,111	58,601
ACNB Corp.	1,429	44,656
AG Mortgage Investment Trust Inc.	8,183	140,011
Allegiance Bancshares Inc. (a)	2,812	101,654
Altisource Residential Corp.	13,568	149,791
Ambac Financial Group Inc. (a)	2,003	45,068
American Equity Investment Life Holding Co.	21,333	480,846
American National Bankshares Inc.	2,300	80,040
Ameris Bancorp	8,794	383,418
Amerisafe Inc.	5,066	315,865
Ames National Corp.	2,200	72,600
Anworth Mortgage Asset Corp.	26,288	135,909
Apollo Commercial Real Estate Finance Inc.	19,570	325,253
Ares Commercial Real Estate Corp.	8,036	110,334
Argo Group International Holdings Ltd.	7,710	508,089
ARMOUR Residential REIT Inc.	10,049	217,963
Arrow Financial Corp.	3,014	122,067
Associated Capital Group Inc. Class A	1,310	43,034
Astoria Financial Corp.	24,655	459,816
Atlantic Capital Bankshares Inc. (a)	4,401	83,619
Atlas Financial Holdings Inc. (a)	3,603	65,034
B. Riley Financial Inc.	2,170	40,036
Baldwin & Lyons Inc.	2,928	73,786
Banc of California Inc.	12,750	221,212
BancFirst Corp.	2,022	188,147
Banco Latinoamericano de Comercio Exterior SA	8,017	236,020
Bancorp Inc., The (a)	11,437	89,895
BancorpSouth Inc.	22,852	709,555
Bank Mutual Corp.	10,781	101,880
Bank of Marin Bancorp	1,500	104,625
Bank of N.T. Butterfield & Son Ltd., The	1,865	58,636
Bank of the Ozarks Inc.	23,266	1,223,559
BankFinancial Corp.	4,403	65,252
Bankwell Financial Group Inc.	1,510	49,075
Banner Corp.	8,027	447,987
Bar Harbor Bankshares	1,645	77,858
Bear State Financial Inc.	4,489	45,563
Beneficial Bancorp Inc.	18,744	344,890
Berkshire Hills Bancorp Inc.	7,978	293,989
BGC Partners Inc. Class A	57,965	592,982
Blue Capital Reinsurance Holdings Ltd.	1,924	35,498
Blue Hills Bancorp Inc.	6,514	122,138
BNC Bancorp	10,739	342,574
BofI Holding Inc. (a)	15,999	456,771
Boston Private Financial Holdings Inc.	21,890	362,280
Bridge Bancorp Inc.	4,308	163,273

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Brookline Bancorp Inc.	18,709	$306,828
Bryn Mawr Bank Corp.	4,460	187,989
BSB Bancorp Inc. (a)	2,276	65,890
C&F Financial Corp.	801	39,930
Calamos Asset Management Inc. Class A	4,179	35,730
California First National Bancorp	616	9,640
Camden National Corp.	3,939	175,089
Capital Bank Financial Corp. Class A	7,451	292,452
Capital City Bank Group Inc.	2,998	61,399
Capitol Federal Financial Inc.	33,660	554,044
Capstead Mortgage Corp.	26,454	269,566
Cardinal Financial Corp.	8,200	268,878
Carolina Financial Corp.	2,531	77,929
Cascade Bancorp (a)	8,842	71,797
Cathay General Bancorp	19,580	744,627
Centerstate Banks Inc.	12,076	303,953
Central Pacific Financial Corp.	7,740	243,191
Central Valley Community Bancorp	2,044	40,798
Century Bancorp Inc. Class A	809	48,540
Charter Financial Corp.	3,605	60,095
Chemical Financial Corp.	17,272	935,624
Chemung Financial Corp.	727	26,426
Citizens & Northern Corp.	3,100	81,220
Citizens Inc. (a)	12,300	120,786
City Holding Co.	3,868	261,477
Clifton Bancorp Inc.	5,958	100,809
CNB Financial Corp.	3,800	101,612
CNO Financial Group Inc.	46,634	893,041
CoBiz Financial Inc.	9,274	156,638
Codorus Valley Bancorp Inc.	2,047	58,544
Cohen & Steers Inc.	5,464	183,590
Colony Capital Inc. Class A	29,466	596,686
Columbia Banking System Inc.	15,319	684,453
Community Bank System Inc.	11,322	699,586
Community Trust Bancorp Inc.	3,835	190,216
ConnectOne Bancorp Inc.	7,782	201,943
County Bancorp Inc.	1,115	30,072
Cowen Group Inc. Class A (a)	6,634	102,827
Crawford & Co. Class B	3,088	38,785
CU Bancorp (a)	4,470	160,026
Customers Bancorp Inc. (a)	6,755	241,964
CVB Financial Corp.	26,698	612,185
CYS Investments Inc.	41,356	319,682
Diamond Hill Investment Group	821	172,722
Dime Community Bancshares	8,722	175,312
Donegal Group Inc.	2,961	51,758
Dynex Capital Inc.	13,301	90,713
Eagle Bancorp Inc. (a)	8,129	495,463
eHealth Inc. (a)	4,584	48,820
EMC Insurance Group Inc.	2,447	73,434
Employers Holdings Inc.	8,000	316,800
Encore Capital Group Inc. (a)	6,248	179,005
Enova International Inc. (a)	7,567	94,966
Enstar Group Ltd. (a)	3,011	595,275

See accompanying notes to financial statements.	93

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Enterprise Bancorp Inc.	2,125	$79,815
Enterprise Financial Services Corp.	5,076	218,268
Equity Bancshares Inc. Class A (a)	1,319	44,371
ESSA Bancorp Inc.	2,248	35,339
Essent Group Ltd. (a)	19,864	642,998
EverBank Financial Corp.	27,397	532,872
Evercore Partners Inc. Class A	10,209	701,358
EZCORP Inc. Class A (a)	13,652	145,394
F.N.B. Corp.	55,313	886,667
Farmers Capital Bank Corp.	1,800	75,690
Farmers National Banc Corp.	5,842	82,956
FBL Financial Group Inc. Class A	2,832	221,321
FBR & Co.	1,691	21,983
FCB Financial Holdings Inc. Class A (a)	8,033	383,174
Federal Agricultural Mortgage Corp. Class C	2,347	134,413
Federated National Holding Co.	3,558	66,499
Fidelity & Guaranty Life	3,806	90,202
Fidelity Southern Corp.	5,265	124,623
Fifth Street Asset Management Inc.	1,502	10,063
Financial Engines Inc.	13,879	510,053
Financial Institutions Inc.	3,700	126,540
First BanCorp (a)	32,161	212,584
First Bancorp (North Carolina)	4,903	133,067
First Bancorp Inc.	2,862	94,732
First Busey Corp.	7,967	245,224
First Business Financial Services Inc.	2,000	47,440
First Citizens BancShares Inc. Class A	2,011	713,905
First Commonwealth Financial Corp.	23,684	335,839
First Community Bancshares Inc.	4,032	121,524
First Community Financial Partners Inc. (a)	3,236	37,861
First Connecticut Bancorp Inc.	4,094	92,729
First Defiance Financial Corp.	2,394	121,472
First Financial Bancorp	15,980	454,631
First Financial Bankshares Inc.	16,742	756,738
First Financial Corp. Indiana	2,566	135,485
First Financial Northwest Inc.	2,146	42,362
First Foundation Inc. (a)	3,527	100,520
First Internet Bancorp	1,311	41,952
First Interstate BancSystem Inc.	5,057	215,175
First Merchants Corp.	10,573	398,073
First Mid-Illinois Bancshares Inc.	2,421	82,314
First Midwest Bancorp Inc.	21,334	538,257
First NBC Bank Holding Co. (a)	4,209	30,726
First Northwest Bancorp (a)	2,932	45,739
First of Long Island Corp., The	5,471	156,197
FirstCash Inc.	12,595	591,965
Flagstar Bancorp Inc. (a)	5,670	152,750
Flushing Financial Corp.	7,492	220,190
FNFV Group (a)	17,525	240,092
Franklin Financial Network Inc. (a)	2,638	110,400
Fulton Financial Corp.	45,189	849,553
Gain Capital Holdings Inc.	9,344	61,484
GAMCO Investors Inc.	1,355	41,856
Genworth Financial Inc. Class A (a)	123,453	470,356
German American Bancorp Inc.	3,755	197,551

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Glacier Bancorp Inc.	20,016	$725,180
Global Indemnity Ltd. (a)	2,548	97,359
Great Ajax Corp.	4,893	64,930
Great Southern Bancorp Inc.	2,713	148,265
Great Western Bancorp Inc.	15,490	675,209
Green Bancorp Inc. (a)	5,117	77,778
Green Dot Corp. Class A (a)	11,109	261,617
Greene County Bancorp Inc.	553	12,664
Greenhill & Co. Inc.	7,135	197,640
Greenlight Capital Re Ltd. Class A (a)	7,873	179,504
Guaranty Bancorp	3,860	93,412
Hallmark Financial Services Inc. (a)	4,391	51,067
Hancock Holding Co.	20,198	870,534
Hanmi Financial Corp.	8,220	286,878
Hannon Armstrong Sustainable Infrastructure Capital Inc.	11,114	211,055
HarborOne Bancorp Inc. (a)	3,823	73,937
HCI Group Inc.	2,613	103,161
Heartland Financial USA Inc.	5,666	271,968
Hennessy Advisors Inc.	756	24,003
Heritage Commerce Corp.	6,233	89,942
Heritage Financial Corp.	7,557	194,593
Heritage Insurance Holdings Inc.	7,334	114,924
Heritage Oaks Bancorp	6,200	76,446
Hilltop Holdings Inc.	20,033	596,983
Hingham Institution for Savings	380	74,776
Home Bancorp Inc.	1,446	55,830
Home Bancshares Inc.	31,729	881,114
HomeStreet Inc. (a)	6,655	210,298
HomeTrust Bancshares Inc. (a)	4,660	120,694
Hope Bancorp Inc.	33,739	738,547
Horace Mann Educators Corp.	10,780	461,384
Horizon Bancorp	5,385	150,780
Houlihan Lokey Inc.	3,210	99,895
IBERIABANK Corp.	11,086	928,453
Impac Mortgage Holdings Inc. (a)	2,776	38,920
Independence Holding Co.	1,974	38,592
Independent Bank Corp.	6,770	476,946
Independent Bank Corp. (Michigan)	5,123	111,169
Independent Bank Group Inc.	2,848	177,715
Infinity Property & Casualty Corp.	2,975	261,502
International Bancshares Corp.	14,479	590,743
INTL FCStone Inc. (a)	3,927	155,509
Invesco Mortgage Capital	30,436	444,366
Investment Technology Group Inc.	8,661	170,968
Investors Bancorp Inc.	78,131	1,089,927
Investors Title Co.	440	69,599
James River Group Holdings Ltd.	3,842	159,635
Janus Capital Group Inc.	38,254	507,631
KCG Holdings Inc. Class A (a)	13,853	183,552
Kearny Financial Corp.	24,202	376,341
Kemper Corp.	10,537	466,789
Kinsale Capital Group Inc.	1,746	59,381
Ladder Capital Corp.	10,278	141,014
Ladenburg Thalmann Financial Services Inc. (a)	25,430	62,049
Lake Sunapee Bank Group	2,021	47,675

94	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Lakeland Bancorp Inc.	9,822	$191,529
Lakeland Financial Corp.	6,198	293,537
LCNB Corp.	2,051	47,686
LegacyTexas Financial Group Inc.	11,541	496,955
LendingClub Corp. (a)	87,394	458,818
LendingTree Inc. (a)	1,633	165,505
Live Oak Bancshares Inc.	4,932	91,242
Macatawa Bank Corp.	6,118	63,688
Maiden Holdings Ltd.	15,879	277,089
MainSource Financial Group Inc.	5,946	204,542
Manning & Napier Inc.	3,806	28,735
Marlin Business Services Corp.	2,159	45,123
MB Financial Inc.	19,235	908,469
MBIA Inc. (a)	34,720	371,504
MBT Financial Corp.	4,156	47,171
Medley Management Inc. Class A	1,502	14,870
Mercantile Bank Corp.	4,257	160,489
Merchants Bancshares Inc.	1,308	70,894
Meridian Bancorp Inc.	12,957	244,887
Meta Financial Group Inc.	2,170	223,293
MGIC Investment Corp. (a)	90,065	917,762
Middleburg Financial Corp.	1,120	38,920
Midland States Bancorp Inc.	956	34,588
MidWestOne Financial Group Inc.	2,100	78,960
Moelis & Co.	4,855	164,584
MTGE Investment Corp.	12,697	199,343
MutualFirst Financial Inc.	1,344	44,486
National Bank Holdings Corp. Class A	6,279	200,237
National Bankshares Inc.	1,700	73,865
National Commerce Corp. (a)	2,205	81,916
National General Holdings Corp.	13,004	324,970
National Western Life Group Inc. Class A	639	198,601
Nationstar Mortgage Holdings Inc. (a)	8,936	161,384
Navigators Group Inc., The	3,078	362,434
NBT Bancorp Inc.	11,097	464,742
Nelnet Inc. Class A	5,438	275,978
New Residential Investment Corp.	64,652	1,016,329
New York Mortgage Trust Inc.	29,986	197,908
NewStar Financial Inc. (a)	6,643	61,448
Nicolet Bankshares Inc. (a)	1,990	94,903
NMI Holdings Inc. Class A (a)	13,771	146,661
Northfield Bancorp Inc.	11,334	226,340
Northrim BanCorp Inc.	1,641	51,856
Northwest Bancshares Inc.	25,186	454,104
OceanFirst Financial Corp.	5,191	155,886
Ocwen Financial Corp. (a)	27,500	148,225
OFG Bancorp	11,711	153,414
Old Line Bancshares Inc.	2,037	48,847
Old National Bancorp	35,223	639,297
Old Second Bancorp Inc.	7,100	78,455
OM Asset Management PLC	10,500	152,250
On Deck Capital Inc. (a)	12,136	56,190
OneBeacon Insurance Group Ltd. Class A	6,111	98,082
Oppenheimer Holdings Inc. Class A	2,680	49,848
Opus Bank	4,463	134,113

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Orchid Island Capital Inc.	6,463	$69,994
Oritani Financial Corp.	10,256	192,300
Orrstown Financial Services Inc.	1,633	36,579
Owens Realty Mortgage Inc.	2,720	50,374
Pacific Continental Corp.	5,100	111,435
Pacific Mercantile Bancorp (a)	3,714	27,112
Pacific Premier Bancorp Inc. (a)	7,236	255,793
Park National Corp.	3,453	413,186
Park Sterling Corp.	13,538	146,075
Patriot National Inc. (a)	3,244	15,085
Peapack-Gladstone Financial Corp.	4,109	126,886
Penns Woods Bancorp Inc.	1,257	63,478
PennyMac Mortgage Investment Trust	17,565	287,539
Peoples Bancorp Inc.	4,259	138,247
Peoples Financial Services Corp.	1,900	92,530
People’s Utah Bancorp	3,262	87,585
PHH Corp. (a)	13,596	206,115
PICO Holdings Inc. (a)	5,707	86,461
Pinnacle Financial Partners Inc.	11,318	784,337
Piper Jaffray Companies Inc. (a)	3,511	254,548
PJT Partners Inc. Class A	4,541	140,226
PRA Group Inc. (a)	12,113	473,618
Preferred Bank	3,000	157,260
Premier Financial Bancorp Inc.	2,157	43,356
Primerica Inc.	12,326	852,343
PrivateBancorp Inc.	20,620	1,117,398
Prosperity Bancshares Inc.	17,588	1,262,467
Provident Bancorp Inc. (a)	1,045	18,706
Provident Financial Holdings Inc.	1,708	34,536
Provident Financial Services Inc.	16,116	456,083
Pzena Investment Management Inc. Class A	3,586	39,840
QCR Holdings Inc.	3,141	136,005
Radian Group Inc.	56,807	1,021,390
Redwood Trust Inc.	21,023	319,760
Regional Management Corp. (a)	2,600	68,328
Renasant Corp.	10,565	446,054
Republic Bancorp Inc. Class A	2,619	103,555
Republic First Bancorp Inc. (a)	11,338	94,672
Resource Capital Corp.	8,574	71,421
RLI Corp.	9,959	628,712
S&T Bancorp Inc.	8,884	346,831
Safeguard Scientifics Inc. (a)	5,216	70,155
Safety Insurance Group Inc.	3,764	277,407
Sandy Spring Bancorp Inc.	6,294	251,697
Seacoast Banking Corporation of Florida (a)	7,709	170,061
Selective Insurance Group Inc.	14,311	616,089
ServisFirst Bancshares Inc.	11,938	446,959
Shore Bancshares Inc.	2,988	45,567
SI Financial Group Inc.	2,871	44,213
Sierra Bancorp	3,000	79,770
Silvercrest Asset Management Group Inc. Class A	1,782	23,433
Simmons First National Corp.	7,773	483,092
South State Corp.	6,259	547,037
Southern First Bancshares Inc. (a)	1,427	51,372

See accompanying notes to financial statements.	95

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Southern Missouri Bancorp Inc.	1,446	$51,159
Southern National Bancorp of Virginia Inc.	2,686	43,889
Southside Bancshares Inc.	6,525	245,797
Southwest Bancorp Inc.	4,955	143,695
State Auto Financial Corp.	4,446	119,197
State Bank Financial Corp.	9,376	251,839
State National Companies Inc.	8,303	115,080
Sterling Bancorp	33,379	781,069
Stewart Information Services Corp.	5,825	268,416
Stifel Financial Corp. (a)	16,814	839,859
Stock Yards Bancorp Inc.	5,650	265,268
Stonegate Bank	3,065	127,902
Suffolk Bancorp	2,923	125,163
Summit Financial Group Inc.	1,932	53,188
Sun Bancorp Inc.	2,832	73,632
Territorial Bancorp Inc.	2,085	68,471
Texas Capital Bancshares Inc. (a)	12,542	983,293
Third Point Reinsurance Ltd. (a)	18,121	209,298
Tiptree Financial Inc. Class A	8,549	52,576
Tompkins Financial Corp.	3,746	354,147
TowneBank	14,710	489,108
Trico Bancshares	5,323	181,940
Tristate Capital Holdings Inc. (a)	5,500	121,550
Triumph Bancorp Inc. (a)	4,049	105,881
Trupanion Inc. (a)	3,732	57,921
Trustco Bank Corp. NY	23,377	204,549
Trustmark Corp.	17,798	634,499
UMB Financial Corp.	11,791	909,322
Umpqua Holdings Corp.	58,222	1,093,409
Union Bankshares Corp.	11,314	404,362
Union Bankshares Inc.	889	40,405
United Bankshares Inc.	17,300	800,125
United Community Banks Inc.	18,536	549,036
United Community Financial Corp.	12,500	111,750
United Financial Bancorp Inc.	13,173	239,222
United Fire Group Inc.	5,778	284,104
United Insurance Holdings Corp.	4,480	67,827
Universal Insurance Holdings Inc.	8,575	243,530
Univest Corp. of Pennsylvania	6,643	205,269
Valley National Bancorp	65,251	759,522
Veritex Holdings Inc. (a)	2,047	54,675
Virtu Financial Inc. Class A	6,783	108,189
Virtus Investment Partners Inc.	1,237	146,028
Waddell & Reed Financial Inc. Class A	21,227	414,139
Walker & Dunlop Inc. (a)	7,294	227,573
Walter Investment Management Corp. (a)	5,265	25,009
Washington Federal Inc.	23,902	821,034
Washington Trust Bancorp Inc.	3,756	210,524
WashingtonFirst Bankshares Inc.	2,117	61,366
Waterstone Financial Inc.	6,915	127,236
Webster Financial Corp.	24,078	1,306,954
WesBanco Inc.	10,491	451,742
West Bancorporation	4,200	103,740
Westamerica Bancorporation	6,392	402,249

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Western Asset Mortgage Capital Corp.	11,366	$114,456
Western New England Bancorp Inc.	3,851	36,007
Westwood Holdings Group Inc.	2,134	128,019
Wins Finance Holdings Inc. (a)	462	83,160
Wintrust Financial Corp.	13,553	983,541
WisdomTree Investments Inc.	29,596	329,699
WMIH Corp. (a)	51,344	79,583
World Acceptance Corp. (a)	1,652	106,191
WSFS Financial Corp.	7,499	347,579
Xenith Bankshares Inc. (a)	2,109	59,474
Yadkin Financial Corp.	13,283	455,076

		97,842,337

Health Care (12.01%)
AAC Holdings Inc. (a)	2,887	20,896
Abaxis Inc.	5,721	301,897
Accelerate Diagnostics Inc. (a)	5,986	124,210
Acceleron Pharma Inc. (a)	7,075	180,554
Accuray Inc. (a)	21,167	97,368
AcelRx Pharmaceuticals Inc. (a)	8,741	22,727
Aceto Corp.	7,364	161,787
Achillion Pharmaceuticals Inc. (a)	30,812	127,254
Aclaris Therapeutics Inc. (a)	2,665	72,328
Acorda Therapeutics Inc. (a)	11,223	210,992
Adamas Pharmaceuticals Inc. (a)	4,276	72,264
Addus HomeCare Corp. (a)	2,195	76,935
Adeptus Health Inc. Class A (a)	3,760	28,726
Aduro Biotech Inc. (a)	9,077	103,478
Advaxis Inc. (a)	9,692	69,395
Adverum Biotechnologies Inc. (a)	7,764	22,516
Aerie Pharmaceuticals Inc. (a)	7,466	282,588
Aevi Genomic Medicine Inc. (a)	6,200	32,116
Agenus Inc. (a)	18,600	76,632
Agile Therapeutics Inc. (a)	3,423	19,511
Aimmune Therapeutics Inc. (a)	6,682	136,647
Air Methods Corp. (a)	8,865	282,350
Akebia Therapeutics Inc. (a)	9,144	95,189
Albany Molecular Research Inc. (a)	7,003	131,376
Alder Biopharmaceuticals Inc. (a)	12,386	257,629
Almost Family Inc. (a)	2,352	103,723
AMAG Pharmaceuticals Inc. (a)	9,117	317,272
Amedisys Inc. (a)	7,388	314,950
American Renal Associates Holdings Inc. (a)	2,656	56,520
Amicus Therapeutics Inc. (a)	37,942	188,572
AMN Healthcare Services Inc. (a)	12,570	483,316
Amphastar Pharmaceuticals Inc. (a)	9,135	168,267
Ampio Pharmaceuticals Inc. (a)	10,583	9,527
Analogic Corp.	3,257	270,168
Anavex Life Sciences Corp. (a)	8,376	33,169
Angiodynamics Inc. (a)	7,147	120,570
ANI Pharmaceuticals Inc. (a)	2,055	124,574
Anika Therapeutics Inc. (a)	3,600	176,256
Anthera Pharmaceuticals Inc. (a)	8,700	5,647

96	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
Applied Genetic Technologies Corp. (a)	3,217	$30,079
Aptevo Therapeutics Inc. (a)	4,245	10,358
Aratana Therapeutics Inc. (a)	8,683	62,344
Ardelyx Inc. (a)	8,691	123,412
Arena Pharmaceuticals Inc. (a)	62,462	88,696
Argos Therapeutics Inc. (a)	4,733	23,192
ARIAD Pharmaceuticals Inc. (a)	46,698	580,923
Array Biopharma Inc. (a)	43,747	384,536
Arrowhead Pharmaceuticals Inc. (a)	15,889	24,628
Asterias Biotherapeutics (a)	5,683	26,142
Atara Biotherapeutics Inc. (a)	5,923	84,107
Athersys Inc. (a)	18,485	28,282
AtriCure Inc. (a)	8,148	159,456
Atrion Corp.	369	187,157
Audentes Therapeutics Inc. (a)	1,503	27,460
AveXis Inc. (a)	1,362	65,008
Avinger Inc. (a)	6,166	22,814
AxoGen Inc. (a)	6,001	54,009
Axovant Sciences Ltd. (a)	6,277	77,960
Axsome Therapeutics Inc. (a)	2,436	16,443
Bellicum Pharmaceutical Inc. (a)	5,301	72,200
BioCryst Pharmaceuticals Inc. (a)	20,275	128,341
Bio-Path Holdings Inc. (a)	20,206	27,278
BioScrip Inc. (a)	30,994	32,234
BioSpecifics Technologies Corp. (a)	1,431	79,707
BioTelemetry Inc. (a)	7,066	157,925
BioTime Inc. (a)	19,903	71,850
Bluebird Bio Inc. (a)	10,525	649,392
Blueprint Medicines Corp. (a)	5,089	142,746
Cambrex Corp. (a)	8,308	448,217
Cantel Medical Corp.	9,437	743,164
Capital Senior Living Corp. (a)	7,762	124,580
Cara Therapeutics Inc. (a)	6,371	59,187
Cardiovascular Systems Inc. (a)	8,549	206,971
Castlight Health Inc. Class B (a)	10,069	49,842
Catalent Inc. (a)	26,392	711,528
Celldex Therapeutics Inc. (a)	24,891	88,114
Cellular Biomedicine Group Inc. (a)	3,039	39,811
Cempra Inc. (a)	11,585	32,438
Cerus Corp. (a)	26,071	113,409
Chemed Corp.	4,183	670,995
ChemoCentryx Inc. (a)	5,355	39,627
Chimerix Inc. (a)	11,084	50,986
ChromaDex Corp. (a)	7,286	24,117
Cidara Therapeutics Inc. (a)	2,596	26,998
Civitas Solutions Inc. (a)	4,333	86,227
Clearside Biomedical Inc. (a)	2,156	19,275
Clovis Oncology Inc. (a)	8,455	375,571
Coherus Biosciences Inc. (a)	7,829	220,386
Collegium Pharmaceutical Inc. (a)	4,067	63,323
Community Health Systems Inc. (a)	28,403	158,773
Computer Programs & Systems Inc.	2,784	65,702
Concert Pharmaceuticals Inc. (a)	4,488	46,182
ConforMis Inc. (a)	8,957	72,552
Conmed Corp.	7,188	317,494
Corcept Therapeutics Inc. (a)	19,157	139,080
Corindus Vascular Robotics Inc. (a)	13,116	9,160

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
Corvel Corp. (a)	2,550	$93,330
Corvus Pharmaceuticals Inc. (a)	757	10,825
Cotiviti Holdings Inc. (a)	3,535	121,604
Cross Country Healthcare Inc. (a)	8,089	126,269
CryoLife Inc.	8,171	156,475
Curis Inc. (a)	33,389	102,838
Cutera Inc. (a)	3,500	60,725
Cynosure Inc. Class A (a)	6,177	281,671
Cytokinetics Inc. (a)	8,504	103,324
CytomX Therapeutics Inc. (a)	5,078	55,807
CytRx Corp. (a)	17,800	6,625
DepoMed Inc. (a)	16,244	292,717
Dermira Inc. (a)	6,568	199,207
Dimension Therapeutics Inc. (a)	2,836	12,337
Diplomat Pharmacy Inc. (a)	12,166	153,292
Durect Corp. (a)	34,343	46,020
Dyax Corp. Contingent Value Rights (a)(b)	35,404	39,298
Dynavax Technologies Corp. (a)	10,002	39,508
Eagle Pharmaceuticals Inc. (a)	2,316	183,751
Edge Therapeutics Inc. (a)	4,010	50,125
Editas Medicine Inc. (a)	1,704	27,656
Egalet Corp. (a)	6,941	53,099
Eiger BioPharmaceuticals Inc. (a)	810	9,436
Emergent Biosolutions Inc. (a)	8,491	278,844
Enanta Pharmaceuticals Inc. (a)	4,155	139,192
Endocyte Inc. (a)	9,534	24,312
Endologix Inc. (a)	20,994	120,086
Ensign Group Inc., The	12,470	276,959
Entellus Medical Inc. (a)	1,928	36,574
Enzo Biochem Inc. (a)	9,922	68,859
Epizyme Inc. (a)	10,547	127,619
Esperion Therapeutics Inc. (a)	3,692	46,224
Evolent Health Inc. Class A (a)	4,700	69,560
Exact Sciences Corp. (a)	27,888	372,584
Exactech Inc. (a)	2,918	79,661
Exelixis Inc. (a)	59,845	892,289
FibroGen Inc. (a)	13,538	289,713
Five Prime Therapeutics Inc. (a)	7,150	358,286
Flex Pharma Inc. (a)	2,519	13,300
Flexion Therapeutics Inc. (a)	6,754	128,461
Fluidigm Corp. (a)	7,714	56,158
Fortress Biotech Inc. (a)	8,043	21,716
Foundation Medicine Inc. (a)	3,428	60,676
Galena Biopharma Inc. (a)	2,330	4,520
Genesis Healthcare Inc. (a)	10,551	44,842
GenMark Diagnostics Inc. (a)	10,282	125,852
Genomic Health Inc. (a)	4,926	144,775
Geron Corp. (a)	39,201	81,146
Glaukos Corp. (a)	4,322	148,245
Global Blood Therapeutics Inc. (a)	4,460	64,447
Globus Medical Inc. Class A (a)	18,264	453,130
GlycoMimetics Inc. (a)	2,342	14,286
Haemonetics Corp. (a)	13,487	542,177
Halozyme Therapeutics Inc. (a)	29,173	288,229
Halyard Health Inc. (a)	12,202	451,230
HealthEquity Inc. (a)	11,419	462,698

See accompanying notes to financial statements.	97

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
Healthsouth Corp.	23,461	$967,532
HealthStream Inc. (a)	6,817	170,766
Healthways Inc. (a)	8,324	189,371
Heron Therapeutics Inc. (a)	8,085	105,914
Heska Corp. (a)	1,327	95,013
HMS Holdings Corp. (a)	21,952	398,648
Horizon Pharma PLC (a)	42,604	689,333
ICU Medical Inc. (a)	3,855	568,034
Idera Pharmaceuticals Inc. (a)	27,727	41,590
Ignyta Inc. (a)	7,222	38,277
Immune Design Corp. (a)	4,968	27,324
ImmunoGen Inc. (a)	21,993	44,866
Immunomedics Inc. (a)	24,085	88,392
Impax Laboratories Inc. (a)	19,086	252,890
INC Research Holdings Inc. Class A (a)	10,784	567,238
Infinity Pharmaceuticals Inc. (a)	11,891	16,053
Innoviva Inc. (a)	20,821	222,785
Inogen Inc. (a)	4,232	284,263
Inotek Pharmaceuticals Corp. (a)	4,092	24,961
Inovio Pharmaceuticals Inc. (a)	17,156	119,063
Insmed Inc. (a)	16,639	220,134
Insulet Corp. (a)	15,262	575,072
Insys Therapeutics Inc. (a)	6,200	57,040
Integer Holdings Corp. (a)	8,007	235,806
Integra LifeSciences Holdings Corp. (a)	7,902	677,913
Intellia Therapeutics Inc. (a)	1,804	23,650
Intersect ENT Inc. (a)	6,500	78,650
Intra-Cellular Therapies Inc. (a)	9,136	137,862
Invacare Corp.	8,104	105,757
Invitae Corp. (a)	6,896	54,754
InVivo Therapeutics Holdings Corp. (a)	8,011	33,646
iRadimed Corp. (a)	1,096	12,166
iRhythm Technologies Inc. (a)	1,399	41,970
IRIDEX Corp. (a)	1,859	26,138
Ironwood Pharmaceuticals Inc. (a)	34,347	525,166
K2M Group Holdings Inc. (a)	6,572	131,703
Karyopharm Therapeutics Inc. (a)	6,704	63,018
Keryx Biopharmaceuticals Inc. (a)	20,411	119,608
Kindred Healthcare Inc.	22,044	173,045
Kite Pharma Inc. (a)	10,384	465,619
La Jolla Pharmaceutical Co. (a)	3,857	67,613
Landauer Inc.	2,732	131,409
Lannett Company Inc. (a)	7,366	162,420
LeMaitre Vascular Inc.	3,485	88,310
Lexicon Pharmaceuticals Inc. (a)	11,096	153,458
LHC Group Inc. (a)	3,927	179,464
Ligand Pharmaceuticals Inc. Class B (a)	5,033	511,403
Lion Biotechnologies Inc. (a)	14,701	102,172
Lipocine Inc. (a)	4,064	14,956
Loxo Oncology Inc. (a)	3,373	108,324
Luminex Corp. (a)	10,483	212,071
MacroGenics Inc. (a)	8,395	171,594
Magellan Health Inc. (a)	6,074	457,068
MannKind Corp. (a)	82,789	52,712
Masimo Corp. (a)	10,678	719,697
Medicines Co., The (a)	17,831	605,184

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
MediciNova Inc. (a)	7,302	$44,031
Medidata Solutions Inc. (a)	14,506	720,513
Medpace Holdings Inc. (a)	2,129	76,793
Meridian Bioscience Inc.	10,951	193,833
Merit Medical Systems Inc. (a)	11,570	306,605
Merrimack Pharmaceuticals Inc. (a)	31,585	128,867
MiMedx Group Inc. (a)	27,400	242,764
Minerva Neurosciences Inc. (a)	5,147	60,477
Mirati Therapeutics Inc. (a)	2,788	13,243
Molina Healthcare Inc. (a)	11,221	608,851
Momenta Pharmaceuticals Inc. (a)	16,722	251,666
MyoKardia Inc. (a)	2,843	36,817
Myriad Genetics Inc. (a)	17,593	293,275
NanoString Technologies Inc. (a)	3,830	85,409
NantHealth Inc. (a)	1,733	17,226
NantKwest Inc. (a)	3,892	22,262
Natera Inc. (a)	6,621	77,532
National Healthcare Corp.	2,874	217,820
National Research Corp. Class A	2,400	45,600
Natus Medical Inc. (a)	8,541	297,227
Nektar Therapeutics (a)	37,196	456,395
Neogen Corp. (a)	9,498	626,868
NeoGenomics Inc. (a)	14,347	122,954
Neos Therapeutics Inc. (a)	3,335	19,510
Nevro Corp. (a)	6,329	459,865
NewLink Genetics Corp. (a)	5,895	60,601
Nobilis Health Corp. (a)	15,578	32,714
Novan Inc. (a)	1,015	27,425
Novavax Inc. (a)	69,730	87,860
Novocure Ltd. (a)	12,974	101,846
NuVasive Inc. (a)	13,066	880,126
NxStage Medical Inc. (a)	16,551	433,802
Ocular Therapeutix Inc. (a)	4,780	40,009
Omeros Corp. (a)	11,085	109,963
Omnicell Inc. (a)	9,482	321,440
Omthera Pharmaceuticals Inc. Contingent Value Rights (a)(b)	1,326	0
OncoMed Pharmaceuticals Inc. (a)	5,982	46,121
Ophthotech Corp. (a)	8,079	39,022
OraSure Technologies Inc. (a)	14,563	127,863
Organovo Holdings Inc. (a)	23,400	79,326
Orthofix International NV (a)	4,662	168,671
Osiris Therapeutics Inc. (a)	4,400	21,604
Otonomy Inc. (a)	6,108	97,117
OvaScience Inc. (a)	7,811	11,951
Owens & Minor Inc.	16,299	575,192
Oxford Immunotec Global PLC (a)	5,855	87,532
Pacific Biosciences of California Inc. (a)	21,286	80,887
Pacira Pharmaceuticals Inc. (a)	9,478	306,139
Paratek Pharmaceuticals Inc. (a)	5,307	81,728
Parexel International Corp. (a)	13,758	904,176
PDL BioPharma Inc.	44,207	93,719
Penumbra Inc. (a)	6,727	429,183
Pfenex Inc. (a)	5,060	45,894
PharmAthene Inc. (a)	15,794	51,330
PharMerica Corp. (a)	7,673	192,976

98	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
Phibro Animal Health Corp. Class A	4,899	$143,541
Portola Pharmaceuticals Inc. (a)	13,170	295,535
PRA Health Sciences Inc. (a)	6,348	349,902
Prestige Brands Holdings Inc. (a)	13,837	720,908
Progenics Pharmaceuticals Inc. (a)	18,304	158,147
Protagonist Therapeutics Inc. (a)	1,984	43,628
Proteostasis Therapeutics Inc. (a)	2,602	31,901
Prothena Corp. PLC (a)	9,177	451,417
Providence Service Corp. (a)	3,568	135,762
PTC Therapeutics Inc. (a)	8,513	92,877
Puma Biotechnology Inc. (a)	7,311	224,448
Quality Systems Inc.	13,174	173,238
Quidel Corp. (a)	7,251	155,316
Quorum Health Corp. (a)	8,317	60,465
Radius Health Inc. (a)	8,333	316,904
RadNet Inc. (a)	10,619	68,493
Reata Pharmaceuticals Inc. Class A (a)	1,439	31,413
REGENXBIO Inc. (a)	5,041	93,511
Regulus Therapeutics Inc. (a)	9,675	21,769
Repligen Corp. (a)	8,749	269,644
Retrophin Inc. (a)	9,435	178,605
Revance Therapeutics Inc. (a)	5,213	107,909
Rigel Pharmaceuticals Inc. (a)	25,114	59,771
Rockwell Medical Inc. (a)	12,544	82,163
RTI Surgical Inc. (a)	15,973	51,912
Sage Therapeutics Inc. (a)	8,002	408,582
Sangamo BioSciences Inc. (a)	18,542	56,553
Sarepta Therapeutics Inc. (a)	13,106	359,498
SciClone Pharmaceuticals Inc. (a)	13,232	142,906
Second Sight Medical Products Inc (a)	3,390	6,678
Select Medical Holdings Corp. (a)	27,751	367,701
Selecta Biosciences Inc. (a)	1,335	22,895
Senseonics Holdings Inc. (a)	7,074	18,888
Seres Therapeutics Inc. (a)	4,579	45,332
Sorrento Therapeutics Inc. (a)	6,900	33,810
Spark Therapeutics Inc. (a)	4,958	247,404
Spectranetics Corp., The (a)	11,244	275,478
Spectrum Pharmaceuticals Inc. (a)	21,690	96,087
STAAR Surgical Co. (a)	10,961	118,927
Stemline Therapeutics Inc. (a)	5,322	56,945
Sucampo Pharmaceuticals Inc. Class A (a)	6,000	81,300
Supernus Pharmaceuticals Inc. (a)	12,477	315,044
Surgery Partners Inc. (a)	5,289	83,831
Surgical Care Affiliates Inc. (a)	6,983	323,103
SurModics Inc. (a)	3,219	81,763
Syndax Pharmaceuticals Inc. (a)	1,131	8,109
Synergy Pharmaceuticals Inc. (a)	48,587	295,895
Synthetic Biologics Inc. (a)	18,190	13,872
T2 Biosystems Inc. (a)	3,646	19,178
Tandem Diabetes Care Inc. (a)	5,691	12,236
Team Health Holdings Inc. (a)	17,723	770,064
Teladoc Inc. (a)	5,538	91,377
Teligent Inc. (a)	10,912	72,128
Tesaro Inc. (a)	7,380	992,462
Tetraphase Pharmaceuticals Inc. (a)	8,767	35,331
TG Therapeutics Inc. (a)	9,839	45,751

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
TherapeuticsMD Inc. (a)	38,741	$223,536
Theravance Biopharma Inc. (a)	10,221	325,845
Titan Pharmaceuticals Inc. (a)	4,629	18,516
Tokai Pharmaceuticals Inc. (a)	2,381	2,328
TransEnterix Inc. (a)	17,054	22,170
Trevena Inc. (a)	11,445	67,297
Triple-S Management Corp. Class B (a)	6,017	124,552
Trovagene Inc. (a)	7,900	16,590
U.S. Physical Therapy Inc.	3,201	224,710
Ultragenyx Pharmaceutical Inc. (a)	9,529	669,984
Universal American Corp. (a)	11,253	111,967
Utah Medical Products Inc.	1,000	72,750
Vanda Pharmaceuticals Inc. (a)	9,526	151,940
Vascular Solutions Inc. (a)	4,400	246,840
Veracyte Inc. (a)	3,221	24,931
Versartis Inc. (a)	7,655	114,060
ViewRay Inc. (a)	1,809	5,662
Vital Therapies Inc. (a)	6,396	27,823
Vocera Communications Inc. (a)	6,700	123,883
Voyager Therapeutics Inc. (a)	2,931	37,341
vTv Therapeutics Inc. Class A (a)	1,946	9,399
WaVe Life Sciences Ltd. (a)	1,830	47,854
Wright Medical Group NV (a)	27,285	627,009
XBiotech Inc. (a)	4,422	44,751
Xencor Inc. (a)	9,227	242,855
Zafgen Inc. (a)	5,726	18,209
Zeltiq Aesthetics Inc. (a)	9,212	400,906
ZIOPHARM Oncology Inc. (a)	31,232	167,091
Zogenix Inc. (a)	5,987	72,742

		59,768,226

Industrials (14.43%)
Aaon Inc.	10,350	342,067
AAR Corp.	8,633	285,321
ABM Industries Inc.	14,461	590,587
Acco Brands Corp. (a)	27,822	363,077
Actuant Corp. Class A	15,402	399,682
Advanced Disposal Services Inc. (a)	3,959	87,969
Advanced Drainage Systems Inc.	9,155	188,593
Advisory Board Co., The (a)	10,977	364,985
Aegion Corp. (a)	9,256	219,367
Aerojet Rocketdyne Holdings Inc. (a)	15,826	284,077
Aerovironment Inc. (a)	5,385	144,480
Air Transport Services Group Inc. (a)	13,100	209,076
Aircastle Ltd.	12,568	262,043
Alamo Group Inc.	2,438	185,532
Albany International Corp. Class A	7,400	342,620
Allegiant Travel Co.	3,437	571,917
Allied Motion Technologies Inc.	1,500	32,085
Altra Industrial Motion Corp.	6,700	247,230
Ameresco Inc. Class A (a)	5,100	28,050
American Railcar Industries Inc.	1,916	86,776
American Superconductor Corp. (a)	2,879	21,218
American Woodmark Corp. (a)	3,651	274,738
Apogee Enterprises Inc.	7,336	392,916
Applied Industrial Technologies Inc.	9,477	562,934

See accompanying notes to financial statements.	99

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
Aqua Metals Inc. (a)	2,529	$33,155
ARC Document Solutions Inc. (a)	10,621	53,955
ArcBest Corp.	6,389	176,656
Argan Inc.	3,550	250,452
Armstrong Flooring Inc. (a)	6,077	120,993
Astec Industries Inc.	5,028	339,189
Astronics Corp. (a)	5,287	178,912
Atkore International Group Inc. (a)	3,174	75,890
Atlas Air Worldwide Holdings Inc. (a)	6,407	334,125
AZZ Inc.	6,775	432,922
Babcock & Wilcox Enterprises Inc. (a)	11,883	197,139
Barnes Group Inc.	13,191	625,517
Barrett Business Services Inc.	1,800	115,380
Beacon Roofing Supply Inc. (a)	15,615	719,383
Blue Bird Corp. (a)	1,200	18,540
BMC Stock Holdings Inc. (a)	14,504	282,828
Brady Corp.	12,101	454,393
Briggs & Stratton Corp.	11,180	248,867
Brink’s Co., The	11,736	484,110
Builders FirstSource Inc. (a)	21,886	240,089
CaesarStone Ltd. (a)	6,165	176,627
CAI International Inc. (a)	4,300	37,281
Casella Waste Systems Inc. Class A (a)	10,314	127,997
CBIZ Inc. (a)	13,491	184,827
CEB Inc.	8,493	514,676
CECO Environmental Corp.	8,129	113,400
Celadon Group Inc.	7,253	51,859
Chart Industries Inc. (a)	8,193	295,112
CIRCOR International Inc.	4,321	280,346
Clarcor Inc.	12,342	1,017,845
Cogint Inc. (a)	3,642	12,565
Columbus McKinnon Corp.	5,100	137,904
Comfort Systems USA Inc.	9,707	323,243
Continental Building Products Inc. (a)	9,245	213,560
Costamare Inc.	6,611	37,022
Covenant Transport Group Inc. Class A (a)	3,187	61,637
CRA International Inc.	2,415	88,389
CSW Industrials Inc. (a)	3,718	137,008
Cubic Corp.	6,615	317,189
Curtiss-Wright Corp.	11,512	1,132,320
Deluxe Corp.	12,856	920,618
DigitalGlobe Inc. (a)	16,573	474,816
DMC Global Inc.	3,782	59,945
Douglas Dynamics Inc.	5,962	200,621
Ducommun Inc. (a)	2,600	66,456
DXP Enterprises Inc. (a)	3,739	129,893
Dycom Industries Inc. (a)	8,074	648,261
Echo Global Logistics Inc. (a)	7,998	200,350
EMCOR Group Inc.	15,722	1,112,489
Encore Wire Corp.	5,295	229,538
Energous Corp. (a)	3,646	61,435
Energy Recovery Inc. (a)	8,645	89,476
EnerSys	11,307	883,077
Engility Holdings Inc. (a)	4,683	157,817
Ennis Inc.	6,432	111,595
EnPro Industries Inc.	5,608	377,755

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
ESCO Technologies Inc.	6,770	$383,520
Essendant Inc.	9,722	203,190
Esterline Technologies Corp. (a)	7,732	689,694
ExOne Co., The (a)	3,093	28,889
Exponent Inc.	6,775	408,532
Federal Signal Corp.	15,734	245,608
Forward Air Corp.	7,808	369,943
Franklin Covey Co. (a)	2,568	51,745
Franklin Electric Co. Inc.	12,185	473,996
Freightcar America Inc.	3,060	45,686
FTI Consulting Inc. (a)	11,127	501,605
FuelCell Energy Inc. (a)	6,564	11,487
G&K Services Inc. Class A	5,155	497,200
GATX Corp.	10,714	659,768
Gencor Industries Inc. (a)	2,014	31,620
Generac Holdings Inc. (a)	17,080	695,839
General Cable Corp.	13,099	249,536
Gibraltar Industries Inc. (a)	8,338	347,278
Global Brass & Copper Holdings Inc.	5,817	199,523
GMS Inc. (a)	2,019	59,116
Gorman-Rupp Co., The	4,484	138,780
GP Strategies Corp. (a)	3,200	91,520
Graham Corp.	2,600	57,590
Granite Construction Inc.	10,331	568,205
Great Lakes Dredge & Dock Co. (a)	14,800	62,160
Greenbrier Companies Inc., The	7,031	292,138
Griffon Corp.	8,347	218,691
H&E Equipment Services Inc.	8,235	191,464
Hardinge Inc.	2,803	31,057
Harsco Corp.	21,648	294,413
Hawaiian Holdings Inc. (a)	13,792	786,144
HC2 Holdings Inc. (a)	8,868	52,587
Healthcare Services Group Inc.	18,223	713,795
Heartland Express Inc.	11,991	244,137
Heidrick & Struggles International Inc.	4,612	111,380
Heritage-Crystal Clean Inc. (a)	3,467	54,432
Herman Miller Inc.	15,510	530,442
Hill International Inc. (a)	8,500	36,975
Hillenbrand Inc.	15,350	588,672
HNI Corp.	11,743	656,669
Hub Group Inc. (a)	8,794	384,738
Hurco Companies Inc.	1,569	51,934
Huron Consulting Group Inc. (a)	5,770	292,250
Hyster-Yale Materials Handling Inc.	2,534	161,593
ICF International Inc. (a)	4,861	268,327
IES Holdings Inc. (a)	1,968	37,687
Innerworkings Inc. (a)	9,652	95,072
Insperity Inc.	4,056	287,773
Insteel Industries Inc.	4,500	160,380
Interface Inc.	17,275	320,451
John Bean Technologies Corp.	7,622	655,111
Joy Global Inc.	25,545	715,260
Kadant Inc.	2,758	168,790
Kaman Corp.	7,048	344,859
Kelly Services Inc. Class A	7,516	172,267
Kennametal Inc.	20,559	642,674

100	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
Keyw Holding Corp., The (a)	9,087	$107,136
Kforce Inc.	6,210	143,451
Kimball International Inc. Class B	9,563	167,926
KLX Inc. (a)	13,439	606,233
Knight Transportation Inc.	17,372	574,145
Knoll Inc.	12,592	351,695
Korn/Ferry International	14,893	438,301
Kratos Defense & Security Solutions Inc. (a)	12,424	91,938
Lawson Products Inc. (a)	1,400	33,320
Layne Christensen Co. (a)	4,883	53,078
Lindsay Corp.	2,804	209,206
LSI Industries Inc.	5,747	55,976
Lydall Inc. (a)	4,408	272,635
Manitowoc Company Inc., The (a)	32,987	197,262
Marten Transport Ltd.	6,197	144,390
Masonite International Corp. (a)	7,980	525,084
MasTec Inc. (a)	17,320	662,490
Matson Inc.	11,207	396,616
Matthews International Corp. Class A	8,410	646,308
McGrath Rentcorp	6,097	238,941
Mercury Systems Inc. (a)	10,048	303,651
Meritor Inc. (a)	21,938	272,470
Milacron Holdings Corp. (a)	4,084	76,085
Miller Industries Inc.	2,950	78,028
Mistras Group Inc. (a)	4,362	112,016
Mobile Mini Inc.	11,547	349,297
Moog Inc. Class A (a)	8,393	551,252
MRC Global Inc. (a)	24,475	495,864
MSA Safety Inc.	8,100	561,573
Mueller Industries Inc.	14,743	589,130
Mueller Water Products Inc.	41,028	546,083
Multi-Color Corp.	3,584	278,118
MYR Group Inc. (a)	3,167	119,333
National Presto Industries Inc.	1,218	129,595
Navigant Consulting Inc. (a)	12,949	339,005
Navistar International Corp. (a)	12,860	403,418
NCI Building Systems Inc. (a)	7,054	110,395
Neff Corp. Class A (a)	2,623	36,984
NL Industries Inc. (a)	1,843	15,020
NN Inc.	6,990	133,160
NOW Inc. (a)	27,785	568,759
NV5 Global Inc. (a)	1,941	64,829
Omega Flex Inc.	800	44,608
On Assignment Inc. (a)	13,506	596,425
Orion Group Holdings Inc. (a)	6,764	67,302
P.A.M. Transportation Services Inc. (a)	800	20,784
Park-Ohio Holdings Corp.	2,366	100,792
Patrick Industries Inc. (a)	3,802	290,093
PGT Innovations Inc. (a)	12,594	144,201
Plug Power Inc. (a)	45,700	54,840
Ply Gem Holdings Inc. (a)	6,097	99,076
Powell Industries Inc.	2,355	91,845
Power Solutions International Inc. (a)	1,100	8,250
Preformed Line Products Co.	600	34,872
Primoris Services Corp.	10,568	240,739
Proto Labs Inc. (a)	6,424	329,872

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
Quad Graphics Inc.	7,540	$202,675
Quanex Building Products Corp.	9,084	184,405
Radiant Logistics Inc. (a)	8,900	34,710
Raven Industries Inc.	9,349	235,595
RBC Bearings Inc. (a)	5,936	550,920
Resources Connection Inc.	9,464	182,182
Rexnord Corp. (a)	22,183	434,565
Roadrunner Transportation Systems Inc. (a)	8,040	83,536
RPX Corp. (a)	13,666	147,593
Rush Enterprises Inc. Class A (a)	8,119	258,996
Rush Enterprises Inc. Class B (a)	1,298	40,069
Saia Inc. (a)	6,546	289,006
Scorpio Bulkers Inc. (a)	15,542	78,487
Simpson Manufacturing Co. Inc.	10,811	472,981
SiteOne Landscape Supply Inc. (a)	3,041	105,614
SkyWest Inc.	13,074	476,547
Sparton Corp. (a)	2,600	62,010
SPX Corp. (a)	10,143	240,592
SPX FLOW Inc. (a)	8,863	284,148
Standard Plus Corp. (a)	4,567	128,561
Standex International Corp.	3,328	292,365
Steelcase Inc.	22,201	397,398
Sun Hydraulics Corp.	5,997	239,700
Sunrun Inc. (a)	16,349	86,813
Supreme Industries Inc. Class A	3,102	48,701
Swift Transportation Co. (a)	19,483	474,606
Taser International Inc. (a)	13,819	334,973
Team Inc. (a)	7,533	295,670
Teledyne Technologies Inc. (a)	8,951	1,100,973
Tennant Co.	4,635	330,012
Tetra Tech Inc.	15,082	650,788
Textainer Group Holdings Ltd.	6,070	45,222
Thermon Group Holdings Inc. (a)	8,455	161,406
Titan International Inc.	12,140	136,089
Titan Machinery Inc. (a)	5,044	73,491
TPI Composites Inc. (a)	1,572	25,215
TRC Companies Inc. (a)	5,193	55,046
Trex Co. Inc. (a)	7,756	499,486
TriMas Corp. (a)	11,808	277,488
TriNet Group Inc. (a)	10,963	280,872
Triton International Ltd. of Bermuda	10,951	173,026
Triumph Group Inc.	12,775	338,538
TrueBlue Inc. (a)	11,048	272,333
Tutor Perini Corp. (a)	9,934	278,152
UniFirst Corp.	3,928	564,257
Univar Inc. (a)	11,243	318,964
Universal Forest Products Inc.	5,127	523,877
Universal Logistics Holdings Inc.	2,402	39,273
US Ecology Inc.	5,776	283,890
USA Truck Inc. (a)	2,400	20,904
Vectrus Inc. (a)	2,806	66,923
Veritiv Corp. (a)	2,320	124,700
Viad Corp.	5,435	239,684
Vicor Corp. (a)	4,522	68,282
VSE Corp.	2,442	94,847
Wabash National Corp. (a)	17,145	271,234

See accompanying notes to financial statements.	101

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
WageWorks Inc. (a)	9,610	$696,725
Watts Water Technologies Inc.	7,294	475,569
Werner Enterprises Inc.	11,389	306,934
Wesco Aircraft Holdings Inc. (a)	14,370	214,832
West Corp.	11,572	286,523
Willis Lease Finance Corp. (a)	1,221	31,233
Woodward Inc.	13,760	950,128
XPO Logistics Inc. (a)	25,623	1,105,889
YRC Worldwide Inc. (a)	8,880	117,926

		71,827,020

Information Technology (16.69%)
2U Inc. (a)	9,494	286,244
3D Systems Corp. (a)	28,257	375,536
8x8 Inc. (a)	22,882	327,213
A10 Networks Inc. (a)	11,296	93,870
Acacia Communications Inc. (a)	1,367	84,412
ACI Worldwide Inc. (a)	30,632	555,971
Actua Corp. (a)	9,184	128,576
Acxiom Corp. (a)	20,647	553,340
Adtran Inc.	13,157	294,059
Advanced Energy Industries Inc. (a)	10,429	570,988
Advanced Micro Devices Inc. (a)	195,609	2,218,206
Aerohive Networks Inc. (a)	5,692	32,444
Agilysys Inc. (a)	3,514	36,405
Alarm.com Holdings Inc. (a)	2,643	73,555
ALJ Regional Holdings Inc. (a)	7,306	32,073
Alpha & Omega Semiconductor Ltd. (a)	4,464	94,949
Ambarella Inc. (a)	8,422	455,883
Amber Road Inc. (a)	4,282	38,881
American Software Inc. Class A	6,300	65,079
Amkor Technology Inc. (a)	26,528	279,870
Angie’s List Inc. (a)	10,177	83,757
Anixter International Inc. (a)	7,575	613,954
AppFolio Inc. Class A (a)	1,953	46,579
Applied Micro Circuits Corp. (a)	19,670	162,278
Applied Optoelectronics Inc. (a)	4,300	100,792
Aspen Technology Inc. (a)	20,542	1,123,237
Autobytel Inc. (a)	2,109	28,366
Avid Technology Inc. (a)	9,149	40,256
AVX Corp.	11,800	184,434
Axcelis Technologies Inc. (a)	7,206	104,847
Badger Meter Inc.	7,260	268,257
Bankrate Inc. (a)	12,396	136,976
Barracuda Networks Inc. (a)	5,643	120,929
Bazaarvoice Inc. (a)	20,953	101,622
Bel Fuse Inc.	2,483	76,725
Belden Inc.	11,063	827,181
Benchmark Electronics Inc. (a)	13,282	405,101
Benefitfocus Inc. (a)	3,331	98,931
Black Box Corp.	3,709	56,562
Blackbaud Inc.	12,415	794,560
Blackhawk Network Holdings Inc. (a)	14,488	545,835
BlackLine Inc. (a)	1,928	53,271
Blucora Inc. (a)	10,620	156,645
Bottomline Technologies Inc. (a)	10,814	270,566

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
Box Inc. Class A (a)	12,554	$173,998
Brightcove Inc. (a)	8,000	64,400
BroadSoft Inc. (a)	7,646	315,398
Brooks Automation Inc.	18,124	309,377
Cabot Microelectronics Corp.	6,243	394,370
CACI International Inc. Class A (a)	6,393	794,650
CalAmp Corp. (a)	9,756	141,462
Calix Inc. (a)	11,220	86,394
Callidus Software Inc. (a)	15,514	260,635
Carbonite Inc. (a)	5,112	83,837
Cardtronics PLC Class A (a)	11,886	648,619
Care.com Inc. (a)	3,810	32,652
Cass Information Systems Inc.	2,969	218,429
Cavium Inc. (a)	16,982	1,060,356
CEVA Inc. (a)	5,381	180,533
ChannelAdvisor Corp. (a)	5,766	82,742
Ciena Corp. (a)	36,181	883,178
Cimpress NV (a)	6,661	610,214
Cirrus Logic Inc. (a)	16,429	928,896
Clearfield Inc. (a)	2,800	57,960
Coherent Inc. (a)	6,369	875,005
Cohu Inc.	6,608	91,851
CommVault Systems Inc. (a)	10,107	519,500
comScore Inc. (a)	12,703	401,161
Comtech Telecommunications Corp.	5,926	70,223
Control4 Corp. (a)	5,042	51,428
Convergys Corp.	23,565	578,756
Cornerstone OnDemand Inc. (a)	13,323	563,696
Coupa Software Inc. (a)	1,804	45,118
CPI Card Group Inc.	5,947	24,680
Cray Inc. (a)	10,501	217,371
CSG Systems International Inc.	8,448	408,883
CTS Corp.	8,064	180,634
Daktronics Inc.	9,652	103,276
Datalink Corp. (a)	4,900	55,174
DHI Group Inc. (a)	12,904	80,650
Diebold Nixdorf Inc.	18,133	456,045
Digi International Inc. (a)	6,802	93,528
Digimarc Corp. (a)	2,674	80,220
Diodes Inc. (a)	9,917	254,569
DSP Group Inc. (a)	5,824	76,003
EarthLink Holdings Corp.	27,628	155,822
Eastman Kodak Co. (a)	4,727	73,268
Ebix Inc.	6,527	372,365
Electro Scientific Industries Inc. (a)	6,518	38,587
Electronics for Imaging Inc. (a)	12,476	547,197
Ellie Mae Inc. (a)	8,594	719,146
EMCORE Corp.	6,100	53,070
Endurance International Group Holdings Inc. (a)	16,091	149,646
EnerNOC Inc. (a)	6,830	40,980
Entegris Inc. (a)	37,369	668,905
Envestnet Inc. (a)	11,011	388,138
EPAM Systems Inc. (a)	12,706	817,123
ePlus Inc. (a)	1,664	191,693
Everbridge Inc. (a)	1,618	29,852
EVERTEC Inc.	16,568	294,082

102	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
Exa Corp. (a)	3,493	$53,652
Exar Corp. (a)	10,828	116,726
Exlservice Holdings Inc. (a)	8,598	433,683
Extreme Networks Inc. (a)	26,571	133,652
Fabrinet (a)	9,182	370,035
Fair Isaac Corp.	8,150	971,643
FARO Technologies Inc. (a)	4,254	153,144
Finisar Corp. (a)	28,333	857,640
Five9 Inc. (a)	8,432	119,650
Formfactor Inc. (a)	18,292	204,870
Forrester Research Inc.	2,825	121,334
Gerber Scientific Inc. Escrow Shares (a)(b)	6,402	0
Gigamon Inc. (a)	8,578	390,728
GigPeak Inc. (a)	16,744	42,195
Global Sources Ltd. (a)	1,940	17,169
Globant SA (a)	6,649	221,744
Glu Mobile Inc. (a)	25,548	49,563
Gogo Inc. (a)	14,431	133,054
GrubHub Inc. (a)	21,207	797,807
GTT Communications Inc. (a)	6,822	196,132
Guidance Software Inc. (a)	5,178	36,660
Hackett Group Inc., The	5,994	105,854
Harmonic Inc. (a)	19,093	95,465
Hortonworks Inc. (a)	10,267	85,319
HubSpot Inc. (a)	7,629	358,563
II-VI Inc. (a)	15,467	458,597
Immersion Corp. (a)	7,200	76,536
Imperva Inc. (a)	7,463	286,579
Impinj Inc. (a)	1,460	51,596
Infinera Corp. (a)	36,411	309,129
Information Services Group Inc. (a)	8,219	29,917
Inphi Corp. (a)	10,452	466,368
Insight Enterprises Inc. (a)	9,519	384,948
Instructure Inc. (a)	2,638	51,573
Integrated Device Technology Inc. (a)	35,447	835,131
InterDigital Inc.	9,101	831,376
Intersil Corp. Class A	35,149	783,823
Intralinks Holdings Inc. (a)	10,533	142,406
InvenSense Inc. (a)	21,181	270,905
Itron Inc. (a)	8,720	548,052
Ixia (a)	16,579	266,922
IXYS Corp.	6,314	75,137
j2 Global Inc.	12,218	999,432
Jive Software Inc. (a)	14,676	63,841
Kimball Electronics Inc. (a)	7,397	134,625
Knowles Corp. (a)	23,070	385,500
Kopin Corp. (a)	17,200	48,848
KVH Industries Inc. (a)	4,200	49,560
Lattice Semiconductor Corp. (a)	30,996	228,131
Limelight Networks Inc. (a)	19,808	49,916
Lionbridge Technologies Inc. (a)	16,100	93,380
Liquidity Services Inc. (a)	6,312	61,542
Littelfuse Inc.	5,819	883,150
LivePerson Inc. (a)	13,900	104,945
LogMeIn Inc.	6,646	641,671
Lumentum Holdings Inc. (a)	13,282	513,349

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
MACOM Technology Solutions Holdings Inc. (a)	6,148	$284,529
Majesco (a)	1,657	10,075
ManTech International Corp. Class A	6,414	270,992
Marchex Inc. Class B (a)	8,066	21,375
MAXIMUS Inc.	16,831	939,001
MaxLinear Inc. Class A (a)	14,435	314,683
Maxwell Technologies Inc. (a)	8,011	41,016
MeetMe Inc. (a)	10,238	50,473
Mentor Graphics Corp.	28,037	1,034,285
Mesa Laboratories Inc.	784	96,236
Methode Electronics Inc.	9,630	398,200
Microsemi Corp. (a)	29,699	1,602,855
MicroStrategy Inc. (a)	2,482	489,947
MINDBODY, Inc. Class A (a)	3,627	77,255
Mitek Systems Inc. (a)	7,422	45,645
MKS Instruments Inc.	14,004	831,838
MobileIron Inc. (a)	12,140	45,525
Model N Inc. (a)	5,500	48,675
MoneyGram International Inc. (a)	7,262	85,764
Monolithic Power Systems Inc.	10,168	833,064
Monotype Imaging Holdings Inc.	10,509	208,604
MTS Systems Corp.	4,288	243,130
Nanometrics Inc. (a)	6,319	158,354
NCI Inc. Class A	1,538	21,455
NeoPhotonics Corp. (a)	7,930	85,723
NETGEAR Inc. (a)	8,572	465,888
NetScout Systems Inc. (a)	23,179	730,138
New Relic Inc. (a)	5,686	160,630
NIC Inc.	16,506	394,493
Nimble Storage Inc. (a)	16,190	128,225
Novanta Inc. (a)	8,396	176,316
NumereX Corp. Class A (a)	3,260	24,124
NVE Corp.	1,200	85,716
Oclaro Inc. (a)	28,369	253,903
OSI Systems Inc. (a)	4,579	348,553
Park City Group Inc. (a)	3,278	41,631
Park Electrochemical Corp.	4,835	90,173
Paycom Software Inc. (a)	11,585	527,002
Paylocity Holding Corp. (a)	5,580	167,456
PC Connection Inc.	3,077	86,433
PDF Solutions Inc. (a)	7,160	161,458
Pegasystems Inc.	9,377	337,572
Perficient Inc. (a)	9,647	168,726
PFSweb Inc. (a)	3,874	32,929
Photronics Inc. (a)	16,672	188,394
Planet Payment Inc. (a)	10,851	44,272
Plantronics Inc.	8,626	472,360
Plexus Corp. (a)	8,706	470,472
Power Integrations Inc.	7,123	483,296
Progress Software Corp.	13,055	416,846
Proofpoint Inc. (a)	10,766	760,618
PROS Holdings Inc. (a)	6,487	139,600
Pure Storage Inc. Class A (a)	17,777	201,058
Q2 Holdings Inc. (a)	6,604	190,525
QAD Inc. Class A	2,458	74,723
Qualys Inc. (a)	7,041	222,848

See accompanying notes to financial statements.	103

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
QuinStreet Inc. (a)	8,298	$31,200
Quotient Technology Inc. (a)	16,505	177,429
Radisys Corp. (a)	8,993	39,839
Rambus Inc. (a)	28,258	389,113
Rapid7 Inc. (a)	4,989	60,716
Realnetworks Inc. (a)	5,369	26,093
RealPage Inc. (a)	14,071	422,130
Reis Inc.	2,456	54,646
RetailMeNot Inc. (a)	10,447	97,157
Rightside Group Ltd. (a)	2,913	24,091
RingCentral Inc. Class A (a)	15,207	313,264
Rogers Corp. (a)	4,727	363,081
Rosetta Stone Inc. (a)	4,785	42,634
Rubicon Project Inc., The (a)	9,656	71,648
Rudolph Technologies Inc. (a)	7,768	181,383
Sanmina Corp. (a)	19,472	713,649
Sapiens International Corp. NV	6,300	90,342
ScanSource Inc. (a)	6,325	255,214
Science Applications
International Corp.	11,106	941,789
SecureWorks Corp. Class A (a)	1,458	15,440
Semtech Corp. (a)	17,109	539,789
ServiceSource International Inc. (a)	16,312	92,652
ShoreTel Inc. (a)	17,429	124,617
Shutterstock Inc. (a)	4,910	233,323
Sigma Designs Inc. (a)	8,600	51,600
Silicom Ltd.	1,443	59,293
Silicon Laboratories Inc. (a)	10,899	708,435
Silver Spring Networks Inc. (a)	10,263	136,601
Sonus Networks Inc. (a)	12,121	76,362
SPS Commerce Inc. (a)	4,303	300,737
Stamps.com Inc. (a)	4,297	492,651
Stratasys Ltd. (a)	13,087	216,459
Super Micro Computer Inc. (a)	10,065	282,323
Sykes Enterprises Inc. (a)	10,568	304,992
Synaptics Inc. (a)	9,029	483,774
Synchronoss Technologies Inc. (a)	10,978	420,457
SYNNEX Corp.	7,654	926,287
Syntel Inc.	8,748	173,123
Systemax Inc.	2,500	21,925
Take-Two Interactive Software Inc. (a)	21,904	1,079,648
Tangoe Inc. (a)	7,362	58,013
Tech Data Corp. (a)	8,894	753,144
TechTarget (a)	4,626	39,460
TeleNav Inc. (a)	8,462	59,657
TeleTech Holdings Inc.	4,515	137,708
Tessera Holding Corp.	12,718	562,136
TiVo Corp. (a)	30,227	631,744
Trade Desk Inc., The Class A (a)	1,026	28,389
Travelport Worldwide Ltd.	31,050	437,805
TrueCar Inc. (a)	13,786	172,325
TTM Technologies Inc. (a)	18,798	256,217
Ubiquiti Networks Inc. (a)	6,748	390,034
Ultra Clean Holdings Inc. (a)	7,523	72,973
Ultratech Inc. (a)	5,692	136,494
Unisys Corp. (a)	13,718	205,084
Universal Display Corp. (a)	10,911	614,289

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
USA Technologies Inc. (a)	9,219	$39,642
Varonis Systems Inc. (a)	2,753	73,780
VASCO Data Security International Inc. (a)	8,164	111,439
Veeco Instruments Inc. (a)	10,774	314,062
Verint Systems Inc. (a)	16,019	564,670
ViaSat Inc. (a)	12,857	851,391
Viavi Solutions Inc. (a)	62,327	509,835
Virnetx Holding Corp. (a)	13,675	30,085
Virtusa Corp. (a)	7,302	183,426
Vishay Intertechnology Inc.	35,965	582,633
Vishay Precision Group Inc. (a)	3,021	57,097
Web.com Group Inc. (a)	11,057	233,856
WebMD Health Corp. (a)	9,616	476,665
Workiva Inc. (a)	5,618	76,686
Xactly Corp. (a)	5,901	64,911
Xcerra Corp. (a)	13,396	102,345
XO Group Inc. (a)	6,800	132,260
Zendesk Inc. (a)	21,399	453,659
Zix Corp. (a)	13,900	68,666

		83,091,690

Materials (4.84%)
A. Schulman Inc.	7,505	251,042
AEP Industries Inc.	1,102	127,942
AgroFresh Solutions Inc. (a)	5,362	14,209
AK Steel Holding Corp. (a)	80,236	819,210
Allegheny Technologies Inc.	28,214	449,449
American Vanguard Corp.	7,413	141,959
Ampco-Pittsburgh Corp.	2,461	41,222
Balchem Corp.	8,365	701,991
Boise Cascade Co. (a)	10,449	235,102
Calgon Carbon Corp.	13,340	226,780
Carpenter Technology Corp.	12,023	434,872
Century Aluminum Co. (a)	13,054	111,742
Chase Corp.	1,887	157,659
Chemours Co., The	48,182	1,064,340
Chemtura Corp. (a)	16,606	551,319
Clearwater Paper Corp. (a)	4,514	295,893
Cliffs Natural Resources Inc. (a)	58,733	493,945
Codexis Inc. (a)	8,399	38,635
Coeur Mining Inc. (a)	46,066	418,740
Commercial Metals Co.	30,014	653,705
Deltic Timber Corp.	2,797	215,565
Ferro Corp. (a)	22,208	318,241
Ferroglobe PLC	17,142	185,648
Ferroglobe Representation & Warranty Insurance Trust - Beneficial Interest Units (a)(b)	19,356	0
Flotek Industries Inc. (a)	14,591	137,009
Forterra Inc. (a)	3,225	69,854
FutureFuel Corp.	6,273	87,195
GCP Applied Technologies Inc. (a)	18,743	501,375
Gold Resource Corp.	13,014	56,611
Greif Inc. Class A	6,747	346,189
Greif Inc. Class B	1,454	98,218

104	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

	Shares	Value
Common Stocks (Cont.)
Materials (Cont.)
Handy & Harman Ltd. (a)	1,291	$32,985
Hawkins Inc.	2,466	133,041
Haynes International Inc.	3,332	143,243
HB Fuller Co.	13,077	631,750
Headwaters Inc. (a)	19,081	448,785
Hecla Mining Co.	101,113	529,832
Ingevity Corp. (a)	11,233	616,242
Innophos Holdings Inc.	5,071	265,010
Innospec Inc.	6,228	426,618
Kaiser Aluminum Corp.	4,638	360,326
Kapstone Paper and Packaging Corp.	22,910	505,166
KMG Chemicals Inc.	2,267	88,164
Koppers Holdings Inc. (a)	5,481	220,884
Kraton Corp. (a)	7,712	219,638
Kronos Worldwide Inc.	5,200	62,088
Louisiana-Pacific Corp. (a)	37,523	710,310
LSB Industries Inc. (a)	5,393	45,409
Materion Corp.	5,287	209,365
Minerals Technologies Inc.	9,092	702,357
Multi Packaging Solutions International Ltd. (a)	5,630	80,284
Myers Industries Inc.	5,966	85,314
Neenah Paper Inc.	4,310	367,212
Olin Corp.	43,185	1,105,968
Olympic Steel Inc.	2,668	64,646
Omnova Solutions Inc. (a)	11,758	117,580
P. H. Glatfelter Co.	11,310	270,196
PolyOne Corp.	21,805	698,632
Quaker Chemical Corp.	3,395	434,356
Rayonier Advanced Materials Inc.	11,598	179,305
Real Industry Inc. (a)	6,940	42,334
Ryerson Holding Corp. (a)	3,271	43,668
Schnitzer Steel Industries Inc. Class A	6,939	178,332
Schweitzer-Mauduit International Inc.	8,100	368,793
Sensient Technologies Corp.	11,564	908,699
Stepan Co.	5,107	416,118
Stillwater Mining Co. (a)	32,077	516,760
Summit Materials Inc. Class A (a)	20,529	488,385
SunCoke Energy Inc. (a)	16,785	190,342
TerraVia Holdings Inc. (a)	19,562	22,496
TimkenSteel Corp. (a)	10,472	162,107
Trecora Resources (a)	5,000	69,250
Tredegar Corp.	6,499	155,976
Trinseo SA	7,238	429,213
Tronox Ltd. Class A	16,807	173,280
UFP Technologies Inc. (a)	1,613	41,051
United States Lime & Minerals Inc.	637	48,253
US Concrete Inc. (a)	3,848	252,044
Valhi Inc.	4,600	15,916
Worthington Industries Inc.	11,780	558,843

		24,082,227

Real Estate (7.78%)
Acadia Realty Trust	21,048	687,850
Agree Realty Corp.	6,095	280,675
Alexander & Baldwin Inc.	12,284	551,183

	Shares	Value
Common Stocks (Cont.)
Real Estate (Cont.)
Alexander’s Inc.	503	$214,716
Altisource Portfolio Solutions SA (a)	3,013	80,116
American Assets Trust Inc.	10,256	441,828
Armada Hoffler Properties Inc.	9,528	138,823
Ashford Hospitality Prime Inc.	5,343	72,932
Ashford Hospitality Trust Inc.	21,073	163,526
AV Homes Inc. (a)	3,652	57,702
Bluerock Residential Growth REIT Inc.	5,535	75,940
CareTrust REIT Inc.	15,259	233,768
CatchMark Timber Trust Inc. Class A	10,808	121,698
CBL & Associates Properties Inc.	42,267	486,070
Cedar Realty Trust Inc.	22,485	146,827
Chatham Lodging Trust	10,089	207,329
Chesapeake Lodging Trust	16,171	418,182
City Office REIT Inc.	6,900	90,873
Colony Starwood Homes	17,439	502,418
Community Healthcare Trust Inc.	3,370	77,611
Consolidated-Tomoka Land Co.	1,272	67,950
CorEnergy Infrastructure Trust Inc.	3,203	111,721
Coresite Realty Corp.	8,863	703,456
Cousins Properties Inc.	89,340	760,283
DiamondRock Hospitality Co.	53,668	618,792
DuPont Fabros Technology Inc.	19,661	863,708
Easterly Government Properties Inc.	9,145	183,083
EastGroup Properties Inc.	8,285	611,764
Education Realty Trust Inc.	19,183	811,441
Farmland Partners Inc.	3,601	40,187
FelCor Lodging Trust Inc.	35,806	286,806
First Industrial Realty Trust Inc.	30,619	858,863
First Potomac Realty Trust	15,644	171,615
Forestar Group Inc. (a)	8,700	115,710
Four Corners Property Trust Inc.	7,672	157,429
Franklin Street Properties Corp.	28,169	365,070
FRP Holdings Inc. (a)	1,800	67,860
Geo Group Inc., The	19,874	714,073
Getty Realty Corp.	7,213	183,859
Gladstone Commercial Corp.	6,421	129,062
Global Medical REIT Inc.	3,968	35,395
Global Net Lease Inc.	46,390	363,234
Gramercy Property Trust	111,063	1,019,558
Griffin Industrial Realty Inc.	289	9,170
Healthcare Realty Trust Inc.	29,733	901,505
Hersha Hospitality Trust	10,984	236,156
HFF Inc. Class A	9,231	279,238
Hudson Pacific Properties Inc.	26,726	929,530
Independence Realty Trust Inc.	14,508	129,411
InfraREIT Inc. (a)	11,387	203,941
Investors Real Estate Trust	33,333	237,664
iStar Inc. (a)	19,107	236,354
Kennedy-Wilson Holdings Inc.	21,863	448,192
Kite Realty Group Trust	21,889	513,954
LaSalle Hotel Properties	28,234	860,290
Lexington Realty Trust	60,649	655,009
LTC Properties Inc.	10,006	470,082
Mack-Cali Realty Corp.	23,641	686,062
Marcus & Millichap Inc. (a)	3,821	102,097
MedEquities Realty Trust Inc.	5,405	59,996

See accompanying notes to financial statements.	105

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

	Shares	Value
Common Stocks (Cont.)
Real Estate (Cont.)
Medical Properties Trust Inc.	76,881	$945,636
Monmouth Real Estate Investment Corp. Class A	17,060	259,994
Monogram Residential Trust Inc.	45,655	493,987
National Health Investors Inc.	9,956	738,437
National Storage Affiliates Trust	9,208	203,221
New Senior Investment Group Inc.	20,291	198,649
New York REIT Inc.	44,625	451,605
NexPoint Residential Trust Inc.	3,580	79,977
NorthStar Realty Europe Corp.	15,744	197,902
One Liberty Properties Inc.	3,687	92,617
Parkway Inc. (a)	11,167	248,466
Pebblebrook Hotel Trust	19,142	569,474
Pennsylvania Real Estate Investment Trust	17,907	339,517
Physicians Realty Trust	35,767	678,142
Potlatch Corp.	10,742	447,404
Preferred Apartment Communities Inc. Class A	6,101	90,966
PS Business Parks Inc.	5,221	608,351
QTS Realty Trust Inc. Class A	12,275	609,454
RAIT Financial Trust	24,094	80,956
Ramco-Gershenson Properties Trust	21,123	350,219
RE/MAX Holdings Inc. Class A	4,700	263,200
Retail Opportunity Investments Corp.	28,386	599,796
Rexford Industrial Realty Inc.	17,445	404,550
RLJ Lodging Trust	32,396	793,378
RMR Group Inc., The Class A	1,869	73,826
Ryman Hospitality Properties Inc.	11,603	731,105
Sabra Health Care REIT Inc.	17,125	418,192
Saul Centers Inc.	2,827	188,306
Select Income REIT	17,188	433,138
Seritage Growth Properties Class A	6,690	285,730
Silver Bay Realty Trust Corp.	9,175	157,260
St. Joe Co., The (a)	13,229	251,351
STAG Industrial Inc.	18,314	437,155
Stratus Properties Inc. (a)	1,721	56,363
Summit Hotel Properties Inc.	22,874	366,670
Sunstone Hotel Investors Inc.	57,325	874,206
Tejon Ranch Co. (a)	3,636	92,463
Terreno Realty Corp.	12,262	349,344
Tier REIT Inc.	13,174	229,096
Trinity Place Holdings Inc. (a)	5,830	54,044
UMH Properties Inc.	7,732	116,367
Universal Health Realty Income Trust	371	24,334
Urban Edge Properties	23,973	659,497
Urstadt Biddle Properties Inc. Class A	5,627	135,667
Washington Prime Group Inc.	49,467	514,951
Washington Real Estate Investment Trust	19,666	642,882
Whitestone REIT	7,074	101,724
Xenia Hotels & Resorts Inc.	27,458	533,234

		38,722,440

Telecommunication Services (0.75%)
ATN International Inc.	2,674	214,267
Boingo Wireless Inc. (a)	8,910	108,613

	Shares	Value
Common Stocks (Cont.)
Telecommunication Services (Cont.)
Cincinnati Bell Inc. (a)	11,151	$249,225
Cogent Communications Holdings Inc.	10,817	447,283
Consolidated Communications Holdings Inc.	12,969	348,218
FairPoint Communications Inc. (a)	6,024	112,649
General Communication Inc. Class A (a)	7,761	150,951
Globalstar Inc. (a)	94,722	149,661
Hawaiian Telcom Holdco Inc. (a)	1,724	42,721
IDT Corp. Class B	4,305	79,815
Inteliquent Inc.	8,400	192,528
Intelsat SA (a)	6,700	17,889
Iridium Communications Inc. (a)	21,910	210,336
Leap Wireless International Inc. Contingent Value Rights (a)(b)	13,674	46,177
Lumos Networks Corp. (a)	5,550	86,691
NII Holdings Inc. (a)	13,946	29,984
Orbcomm Inc. (a)	16,700	138,109
pdvWireless Inc. (a)	2,601	58,653
Shenandoah Telecommunications Co.	12,231	333,906
Spok Holdings Inc.	5,566	115,494
Straight Path Communications Inc. Class B (a)	2,583	87,590
Vonage Holdings Corp. (a)	51,059	349,754
Windstream Holdings Inc.	25,831	189,341

		3,759,855

Utilities (3.57%)
ALLETE Inc.	12,904	828,307
American States Water Co.	9,456	430,815
Artesian Resources Corp. Class A	1,986	63,433
Atlantic Power Corp. (a)	33,973	84,932
Atlantica Yield PLC	16,065	310,858
Avista Corp.	16,478	658,955
Black Hills Corp.	13,546	830,912
California Water Service Group	12,475	422,902
Chesapeake Utilities Corp.	3,862	258,561
Connecticut Water Service Inc.	2,859	159,675
Consolidated Water Co. Ltd. Ordinary Shares	3,600	39,060
Delta Natural Gas Company Inc.	1,577	46,253
Dynegy Inc. (a)	31,084	262,971
El Paso Electric Co.	10,522	489,273
Empire District Electric Co., The	11,441	390,024
Genie Energy Ltd. Class B (a)	3,000	17,250
Global Water Resources Inc.	2,059	18,737
Idacorp Inc.	13,113	1,056,252
MGE Energy Inc.	9,042	590,443
Middlesex Water Co.	4,153	178,330
New Jersey Resources Corp.	22,565	801,058
Northwest Natural Gas Co.	7,082	423,504
NorthWestern Corp.	12,825	729,358
NRG Yield Inc. Class A	9,542	146,565
NRG Yield Inc. Class C	16,771	264,982
ONE Gas Inc.	13,488	862,692
Ormat Technologies Inc.	10,093	541,187

106	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

	Shares	Value
Common Stocks (Cont.)
Utilities (Cont.)
Otter Tail Corp.	9,881	$403,145
Pattern Energy Group Inc.	17,495	332,230
PNM Resources Inc.	21,021	721,020
Portland General Electric Co.	23,490	1,017,822
SJW Group	4,274	239,259
South Jersey Industries Inc.	21,164	713,015
Southwest Gas Corp.	12,352	946,410
Spark Energy Inc. Class A	1,206	36,542
Spire Inc.	11,729	757,107
TerraForm Global Inc. Class A	23,572	93,109
TerraForm Power Inc. Class A (a)	23,203	297,230
Unitil Corp.	3,637	164,902
Vivint Solar Inc. (a)	8,937	22,789
WGL Holdings Inc.	13,170	1,004,608
York Water Co., The	3,300	126,060

		17,782,537

Total Common Stocks
(cost $350,094,266)		491,677,756

	Shares	Value
Short-term Investments (1.21%)
JPMorgan U.S. Government Money Market Fund Capital Shares	6,031,105	$6,031,105

Total Short-term Investments
(cost $6,031,105)		6,031,105

TOTAL INVESTMENTS (99.99%)
(cost $356,125,371)		497,708,861
CASH (c) AND OTHER ASSETS, NET OF LIABILITIES (0.01%)		57,646

NET ASSETS (100.00%)		$497,766,507

(a)	Non-income producing security.

(b)	In accordance with the Trust’s valuation procedures, State Farm Investment Management Corp. (“SFIMC”) determined the fair value for the security considering the facts and circumstances related to the particular security.

(c)	At December 31, 2016, cash in the amount of $393,000 has been pledged to cover, in whole or in part, margin requirements for open futures contracts.

OPEN FUTURES CONTRACTS

	Contracts		Notional	Market	Unrealized
Description	Purchased	Expiration	Value	Value	Gain (Loss)
Russell 2000 Mini Index	107	March 2017	$7,295,325	$7,259,415	($35,910)

See accompanying notes to financial statements.	107

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS

December 31, 2016

	Shares	Value
Common Stocks (a) (99.00%)
Australia (7.36%)
AGL Energy Ltd.	13,989	$222,570
Alumina Ltd.	55,470	72,532
Amcor Ltd.	24,555	264,281
AMP Ltd.	62,421	226,391
APA Group	24,895	153,685
Aristocrat Leisure Ltd.	10,755	119,989
ASX Ltd.	4,061	145,486
Aurizon Holdings Ltd.	42,875	155,886
AusNet Services	46,760	53,232
Australia & New Zealand Banking Group Ltd.	60,591	1,326,408
Bank of Queensland Ltd.	8,455	72,257
Bendigo and Adelaide Bank Ltd.	9,322	85,275
BGP Holdings PLC (b) (c)	183,756	0
BHP Billiton Ltd.	65,240	1,168,763
Boral Ltd.	21,808	84,900
Brambles Ltd.	33,613	299,965
Caltex Australia Ltd.	5,407	118,552
Challenger Ltd.	11,648	94,115
CIMIC Group Ltd.	2,074	52,184
Coca-Cola Amatil Ltd.	11,437	83,410
Cochlear Ltd.	1,237	109,178
Commonwealth Bank of Australia	35,045	2,079,012
Computershare Ltd.	9,303	83,467
Crown Resorts Ltd.	7,339	61,166
CSL Ltd.	9,395	679,445
Dexus Property Group	20,341	141,109
Domino’s Pizza Enterprises Ltd.	1,181	55,227
DUET Group	47,841	94,478
Flight Centre Travel Group Ltd.	1,064	23,979
Fortescue Metals Group Ltd.	32,279	134,894
Goodman Group	37,022	190,131
GPT Group	37,760	136,900
Harvey Norman Holdings Ltd.	11,319	41,940
Healthscope Ltd.	37,570	61,932
Incitec Pivot Ltd.	34,102	88,242
Insurance Australia Group Ltd.	45,987	198,311
James Hardie Industries PLC	9,643	152,219
LendLease Group	11,207	117,769
Macquarie Group Ltd.	6,341	397,213
Medibank Private Ltd.	59,710	121,310
Mirvac Group	77,776	119,440
National Australia Bank Ltd.	54,087	1,194,700
Newcrest Mining Ltd.	15,892	227,876
Oil Search Ltd.	27,744	142,792
Orica Ltd.	7,280	92,522
Origin Energy Ltd.	35,778	169,275
Qantas Airways Ltd.	12,046	28,857
QBE Insurance Group Ltd.	28,216	252,103
Ramsay Health Care Ltd.	2,844	139,830
REA Group Ltd.	1,046	41,568
Rio Tinto Ltd.	8,882	380,515
Santos Ltd.	32,024	92,249
Scentre Group	107,918	361,254
Seek Ltd.	6,996	74,928
Sonic Healthcare Ltd.	7,802	120,073
South32 Ltd.	112,022	220,521

	Shares	Value
Common Stocks (Cont.)
Australia (Cont.)
Stockland	50,751	$167,665
Suncorp Group Ltd.	26,771	260,673
Sydney Airport	24,031	103,728
Tabcorp Holding Ltd.	16,390	56,783
Tatts Group Ltd.	31,663	102,030
Telstra Corp. Ltd.	90,041	330,872
TPG Telecom Ltd.	7,255	35,616
Transurban Group	41,857	311,512
Treasury Wine Estates Ltd.	14,499	111,535
Vicinity Centres	71,161	153,460
Vocus Communications Ltd.	10,211	28,435
Wesfarmers Ltd.	22,984	697,609
Westfield Corp.	41,485	280,498
Westpac Banking Corp.	68,319	1,603,713
Woodside Petroleum Ltd.	15,923	356,648
Woolworths Ltd.	26,810	465,358

		18,492,441

Austria (0.20%)
Andritz AG	1,650	82,688
Erste Group Bank AG	6,092	178,113
Immoeast AG Interim Shares (b) (c)	8,216	0
Immofinanz AG Interim Shares (b) (c)	7,204	0
OMV AG	3,281	115,667
Raiffeisen Bank International AG (b)	2,187	39,867
VoestAlpine AG	2,369	92,635

		508,970

Belgium (1.18%)
Ageas	4,222	166,882
Anheuser-Busch InBev SA/NV	15,558	1,646,721
Colruyt SA	1,375	67,959
Groupe Bruxelles Lambert SA	1,687	141,340
KBC Group NV	5,156	318,578
Proximus SA	3,216	92,450
Solvay SA	1,497	175,009
Telenet Group Holding NV (b)	1,033	57,256
UCB SA	2,698	172,621
Umicore SA	2,073	117,936

		2,956,752

Denmark (1.65%)
A.P. Moller-Maersk A/S Class A	76	114,693
A.P. Moller-Maersk A/S Class B	138	219,967
Carlsberg A/S Class B	2,230	192,068
Chr. Hansen Holding A/S	2,028	112,159
Coloplast A/S Class B	2,527	170,215
Danske Bank A/S	14,065	425,519
DONG Energy A/S (b) (d)	1,743	65,932
DSV A/S	3,978	176,664
Genmab A/S (b)	1,167	193,316
ISS A/S	3,443	116,039
Novo Nordisk A/S Class B	39,640	1,421,973
Novozymes A/S B Shares	4,258	146,526
Pandora A/S	2,331	304,289
TDC A/S (b)	16,066	82,360

108	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

	Shares	Value
Common Stocks (Cont.)
Denmark (Cont.)
Tryg A/S	2,594	$46,844
Vestas Wind Systems A/S	4,683	303,292
William Demant Holding A/S (b)	2,790	48,461

		4,140,317

Finland (0.96%)
Elisa OYJ	3,002	97,449
Fortum OYJ	9,264	141,611
Kone Corp. OYJ Class B	6,974	311,623
Metso OYJ	2,272	64,636
Neste OYJ	2,616	100,108
Nokia OYJ	117,275	562,470
Nokian Renkaat OYJ	2,334	86,773
Orion OYJ Class B	2,131	94,684
Sampo OYJ A Shares	9,394	419,937
Stora Enso OYJ R Shares	11,110	118,844
UPM-Kymmene OYJ	11,495	281,117
Wartsila OYJ Class B	3,004	134,688

		2,413,940

France (10.15%)
Accor SA	3,674	136,866
Aeroports de Paris (ADP)	626	67,036
Air Liquide SA	8,060	896,262
Airbus Group SE	12,015	793,575
Alstom SA (b)	3,114	85,631
ArcelorMittal (b)	38,317	281,535
Arkema	1,387	135,580
AtoS	1,846	194,564
AXA SA	39,787	1,002,982
BNP Paribas SA	21,570	1,372,670
Bollore	17,607	61,996
Bouygues SA	3,806	136,252
Bureau Veritas SA	5,248	101,571
Capgemini SA	3,449	290,575
Carrefour SA	11,468	276,103
Casino Guichard Perrachon SA	1,133	54,287
Christian Dior SE	1,130	236,748
Cie Generale des Etablissements Michelin Class B	3,729	414,511
CNP Assurances	3,501	64,801
Compagnie de Saint-Gobain	10,354	481,641
Credit Agricole SA	22,643	280,291
Danone	12,239	774,466
Dassault Aviation SA	47	52,457
Dassault Systemes SA	2,712	206,427
Edenred	4,437	87,855
Eiffage SA	1,196	83,303
Electricite de France	5,729	58,292
Engie	30,807	392,141
Essilor International SA	4,301	485,274
Eurazeo SA	847	49,517
Eurofins Scientific SE	227	96,712
Eutelsat Communications	3,828	74,025
Fonciere des Regions	704	61,382
Gecina SA	869	120,025
Groupe Eurotunnel SE	9,570	90,914

	Shares	Value
Common Stocks (Cont.)
France (Cont.)
Hermes International	554	$227,261
ICADE	783	55,806
Iliad SA	548	105,242
Imerys SA	755	57,200
Ingenico Group	1,121	89,440
JC Decaux SA	1,523	44,782
Kering	1,566	351,259
Klepierre	4,651	182,498
Lagardere SCA	2,491	69,139
Legrand SA	5,537	314,143
L’Oreal SA	5,223	951,972
LVMH Moet Hennessy Louis Vuitton SE	5,778	1,101,701
Natixis SA	19,396	109,226
Orange	41,451	628,562
Pernod Ricard SA	4,369	472,813
Peugeot SA (b)	9,785	159,370
Publicis Groupe	4,048	278,926
Remy Cointreau SA	473	40,317
Renault SA	3,944	350,293
Rexel SA	6,135	100,797
Safran SA	6,242	448,949
Sanofi	23,798	1,924,430
Schneider Electric SE (Paris)	11,689	812,017
SCOR SE	3,435	118,544
SEB SA	468	63,416
SES	7,015	154,350
SFR Group SA (b)	1,738	48,999
Societe BIC SA	562	76,363
Societe Generale	15,952	784,628
Sodexo	1,755	201,497
STMicroelectronics NV	12,500	141,681
Suez	6,960	102,552
Technip SA	2,241	159,630
Thales SA	2,229	215,947
Total SA	45,706	2,344,357
Unibail-Rodamco SE (Amsterdam)	1,971	469,699
Valeo SA	4,942	283,709
Veolia Environnement	9,524	161,830
Vinci SA	10,542	717,116
Vivendi	21,340	404,754
Wendel	630	75,811
Zodiac Aerospace	4,586	105,159

		25,504,452

Germany (8.71%)
Adidas AG	3,784	596,806
Allianz SE Reg.	9,461	1,561,423
Axel Springer SE	977	47,374
BASF SE	19,002	1,761,037
Bayer AG Reg.	16,902	1,760,908
Bayerische Motoren Werke (BMW) AG	6,859	638,820
Beiersdorf AG	2,114	179,072
Brenntag AG	3,186	176,596
Commerzbank AG	21,919	166,887
Continental AG	2,201	424,038
Covestro AG (d)	1,418	97,059

See accompanying notes to financial statements.	109

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

	Shares	Value
Common Stocks (Cont.)
Germany (Cont.)
Daimler AG Registered Shares	19,624	$1,456,406
Deutsche Bank AG Reg. (b)	28,470	516,427
Deutsche Boerse AG (b)	4,001	325,584
Deutsche Lufthansa AG Reg.	5,111	65,885
Deutsche Post AG	20,115	659,672
Deutsche Telekom AG	67,501	1,158,128
Deutsche Wohnen AG	7,088	222,326
E.ON SE	40,546	285,239
Evonik Industries AG	3,382	100,813
Fraport AG	842	49,685
Fresenius Medical Care AG & Co. KGaA	4,452	376,287
Fresenius SE & Co. KGaA	8,577	669,099
GEA Group AG	3,722	149,365
Hannover Rueck SE	1,190	128,553
HeidelbergCement AG	2,989	278,216
Henkel AG & Co. KGaA	2,124	221,052
Hochtief AG	417	58,219
Hugo Boss AG	1,323	80,768
Infineon Technologies AG	23,387	404,536
Innogy SE (b) (d)	2,906	100,978
K+S AG Reg.	4,041	96,261
Lanxess AG	2,039	133,520
Linde AG	3,867	634,333
MAN AG	807	80,100
Merck KGaA	2,625	273,317
Metro AG	3,642	121,050
Muenchener Rueckversicherungs-Gesellschaft AG Reg.	3,373	637,085
Osram Licht AG	1,810	94,781
ProSiebenSat.1 Media SE	4,598	176,986
QIAGEN NV (b)	4,488	125,769
RTL Group SA	894	65,497
RWE AG (b)	10,068	124,930
SAP SE	20,090	1,737,886
Siemens AG Reg.	15,654	1,916,675
Symrise AG	2,550	154,932
Telefonica Deutschland Holding AG	13,509	57,743
ThyssenKrupp AG	7,559	179,566
United Internet AG Reg.	2,618	102,161
Volkswagen AG	727	104,343
Vonovia SE	9,187	298,278
Zalando SE (b) (d)	1,700	64,760

		21,897,231

Hong Kong (3.24%)
AIA Group Ltd.	245,242	1,373,806
ASM Pacific Technology Ltd.	4,692	49,620
Bank of East Asia Ltd., The	25,198	96,196
BOC Hong Kong Holdings Ltd.	77,000	274,240
Cathay Pacific Airways Ltd.	33,494	43,956
Cheung Kong Infrastructure Holdings Ltd.	15,611	123,988
Cheung Kong Property
Holdings Ltd.	55,581	339,433

	Shares	Value
Common Stocks (Cont.)
Hong Kong (Cont.)
CK Hutchison Holdings Ltd.	54,081	$610,491
CLP Holdings Ltd.	35,005	321,027
First Pacific Company Ltd.	44,353	30,941
Galaxy Entertainment Group Ltd.	47,880	207,374
Hang Lung Group Ltd.	18,000	62,458
Hang Lung Properties Ltd.	45,000	94,889
Hang Seng Bank Ltd.	15,643	290,093
Henderson Land Development Co. Ltd.	24,029	127,353
HK Electric Investments (d)	67,500	55,648
HKT Trust and HKT Ltd.	53,100	64,971
Hong Kong & China Gas Co. Ltd.	158,330	279,641
Hong Kong Exchanges & Clearing Ltd.	24,179	568,651
Hongkong Land Holdings Ltd.	24,200	152,454
Hysan Development Co. Ltd.	11,916	49,142
Jardine Matheson Holdings Ltd.	5,000	275,889
Kerry Properties Ltd.	12,328	33,338
Li & Fung Ltd.	115,240	50,505
Link REIT	47,262	306,403
Melco Crown Entertainment Ltd. ADR	3,909	62,153
MGM China Holdings Ltd.	17,454	36,054
MTR Corporation Ltd.	30,526	147,997
New World Development Company Ltd.	109,782	115,667
NWS Holdings Ltd.	32,764	53,261
PCCW Ltd.	83,704	45,249
Power Assets Holdings Ltd.	28,982	254,957
Sands China Ltd.	50,772	219,039
Shangri-La Asia Ltd.	26,974	28,405
Sino Land Co. Ltd.	64,316	95,898
SJM Holdings Ltd.	38,022	29,670
Sun Hung Kai Properties Ltd.	30,099	379,021
Swire Pacific Ltd. Class A	10,821	102,970
Swire Properties Ltd.	23,996	66,058
Techtronic Industries Company Ltd.	27,999	100,194
WH Group Ltd. (d)	167,000	134,618
Wharf Holdings Ltd., The	27,700	183,484
Wheelock and Co. Ltd.	18,104	101,604
Wynn Macau Ltd.	29,936	47,323
Yue Yuen Industrial Holdings Ltd.	14,000	50,745

		8,136,874

Ireland (0.47%)
Bank of Ireland (b)	600,703	147,122
CRH PLC (Dublin)	17,362	598,859
Kerry Group PLC Class A (Dublin)	3,381	241,528
Paddy Power Betfair PLC	1,739	185,041

		1,172,550

Israel (0.69%)
Azrieli Group Ltd.	804	34,894
Bank Hapoalim B.M.	21,941	130,231
Bank Leumi Le-Israel (b)	30,193	124,081
Bezeq The Israeli Telecommunication Corporation Ltd.	43,769	83,022

110	See accompanying notes to financial statements.

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SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

	Shares	Value
Common Stocks (Cont.)
Israel (Cont.)
Check Point Software Technologies Ltd. (b)	2,603	$219,849
Elbit Systems Ltd.	487	49,196
Frutarom Industries Ltd.	794	40,528
Israel Chemicals Ltd.	11,028	45,023
Mizrahi Tefahot Bank Ltd.	3,251	47,480
Mobileye NV (b)	3,663	139,634
NICE Ltd.	1,321	90,636
Taro Pharmaceutical Industries Ltd. (b)	319	33,581
Teva Pharmaceutical Industries Ltd. Sponsored ADR	18,928	686,139

		1,724,294

Italy (2.07%)
Assicurazioni Generali SpA	24,418	361,932
Atlantia SpA	8,677	203,010
CNH Industrial NV	21,734	188,586
Enel SpA	158,717	697,672
Eni SpA	53,384	865,412
EXOR NV	2,455	105,582
Ferrari NV (Italy)	2,613	152,130
Fiat Chrysler Automobiles NV (Italy)	20,147	183,274
Intesa Sanpaolo	265,395	672,283
Intesa Sanpaolo RSP	19,708	46,160
Luxottica Group SpA	3,728	200,367
Mediobanca SpA	11,592	94,406
Poste Italiane SpA (d)	12,628	83,738
Prysmian SpA	4,044	103,649
Saipem SpA (b)	149,782	83,775
Snam SpA	50,286	206,819
Telecom Italia RNC SpA	140,935	102,290
Telecom Italia SpA (b)	197,635	174,499
Tenaris SA	9,773	174,453
Terna - Rete Elettrica Nationale SpA	31,255	142,940
UniCredit SpA	112,084	321,875
UnipolSai SpA	16,577	35,357

		5,200,209

Japan (24.03%)
ABC-Mart Inc.	700	39,599
ACOM Co. Ltd. (b)	9,100	39,739
Aeon Co. Ltd.	13,900	196,457
Aeon Credit Service Co. Ltd.	2,300	40,738
Aeon Mall Co. Ltd.	2,100	29,510
Air Water Inc.	2,769	49,880
Aisin Seiki Co. Ltd.	3,800	164,424
Ajinomoto Co. Inc.	11,300	227,385
Alfresa Holdings Corp.	3,600	59,465
All Nippon Airways Co. Ltd.	25,000	67,251
Alps Electric Co. Ltd.	4,200	100,921
Amada Holdings Co. Ltd.	7,000	77,984
Aozora Bank Ltd.	25,000	88,331
Asahi Glass Co. Ltd.	21,000	142,478
Asahi Group Holdings Ltd.	7,900	248,732
Asahi Kasei Corp.	26,000	226,233
ASICS Corp.	3,400	67,755
Astellas Pharma Inc.	44,700	620,139

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Bandai Namco Holdings Inc.	4,200	$115,605
Bank of Kyoto Ltd., The	7,000	51,888
Benesse Holdings Inc.	1,300	35,717
Bridgestone Corp.	13,000	467,750
Brother Industries Ltd.	5,100	91,685
CALBEE Inc.	1,600	50,050
Canon Inc.	22,100	622,384
Casio Computer Co. Ltd.	5,200	73,284
Central Japan Railway Co.	3,000	492,569
Chiba Bank Ltd., The	14,000	85,822
Chubu Electric Power Co. Inc.	13,500	187,856
Chugai Pharmaceutical Co. Ltd.	4,700	134,815
Chugoku Bank Ltd., The	3,900	55,932
Chugoku Electric Power Company Inc., The	6,100	71,398
Concordia Financial Group Ltd.	23,000	110,679
Credit Saison Co. Ltd.	2,800	49,828
Cyberdyne Inc. (b)	2,000	28,202
Dai Nippon Printing Co. Ltd.	11,000	108,533
Daicel Chemical Industries Ltd.	5,700	62,666
Dai-ichi Life Holdings Inc.	21,200	352,481
Daiichi Sankyo Co. Ltd.	12,840	262,183
Daikin Industries Ltd.	4,800	439,723
Daito Trust Construction Co. Ltd.	1,400	210,473
Daiwa House Industry Co. Ltd.	12,000	327,244
Daiwa House REIT Investment Co.	29	73,520
Daiwa Securities Group Inc.	34,000	209,363
DeNA Co. Ltd.	2,200	48,081
Denso Corp.	9,900	428,239
Dentsu Inc.	4,416	207,655
Don Quijote Holdings Co. Ltd.	2,400	88,573
East Japan Railway Co.	6,813	587,408
Eisai Co. Ltd.	5,200	297,998
Electric Power Development Co. Ltd.	3,200	73,445
FamilyMart UNY Holdings Co. Ltd.	1,700	113,118
Fanuc Corp.	4,000	669,178
Fast Retailing Co. Ltd.	1,100	392,730
Fuji Electric Co. Ltd.	10,000	51,637
Fuji Heavy Industries Ltd.	12,800	521,528
FUJIFILM Holdings Corp.	9,200	348,365
Fujitsu Ltd.	38,000	210,427
Fukuoka Financial Group Inc.	15,000	66,525
Hachijuni Bank Ltd., The	7,549	43,681
Hakuhodo DY Holdings Inc.	5,100	62,797
Hamamatsu Photonics KK	2,600	68,290
Hankyu Hanshin Holdings Inc.	4,800	153,700
Hikari Tsushin Inc.	400	37,235
Hino Motors Ltd.	5,000	50,800
Hirose Electric Co. Ltd.	500	61,833
Hiroshima Bank Ltd., The	11,000	51,258
Hisamitsu Pharmaceutical Co. Inc.	1,100	54,942
Hitachi Chemical Co. Ltd.	2,500	62,366
Hitachi Construction Machinery Co. Ltd.	2,100	45,400
Hitachi High-Technologies Corp.	1,200	48,264
Hitachi Ltd.	99,000	533,822
Hitachi Metals Ltd.	5,000	67,317

See accompanying notes to financial statements.	111

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SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Hokuriku Electric Power Co.	4,100	$45,859
Honda Motor Co. Ltd.	33,500	978,042
Hoshizaki Corp.	1,000	79,169
Hoya Corp.	8,200	343,821
Hulic Company Ltd.	6,500	57,671
Idemitsu Kosan Co. Ltd.	1,600	42,441
IHI Corp. (b)	28,000	72,517
Iida Group Holdings Co. Ltd.	3,300	62,559
INPEX Corp.	19,600	195,918
Isetan Mitsukoshi Holdings Ltd.	6,940	74,727
Isuzu Motors Ltd.	12,000	151,734
Itochu Corp.	31,000	410,463
J. Front Retailing Co. Ltd.	4,800	64,626
Japan Airlines Co. Ltd.	2,600	75,870
Japan Airport Terminal Co. Ltd.	800	28,907
Japan Exchange Group Inc.	10,500	149,754
Japan Post Bank Co. Ltd.	8,200	98,265
Japan Post Holdings Co. Ltd.	9,100	113,308
Japan Prime Realty Investment Corp.	19	74,961
Japan Real Estate Investment Corp.	26	141,994
Japan Retail Fund Investment Corp.	54	109,470
Japan Tobacco Inc.	22,200	728,685
JFE Holdings Inc.	11,100	167,859
JGC Corp.	4,000	72,465
JSR Corp.	3,700	58,239
JTEKT Corp.	4,900	78,134
JX Holdings Inc.	45,900	193,947
Kajima Corp.	18,000	124,328
Kakaku.com Inc.	2,900	47,917
Kamigumi Co. Ltd.	5,000	47,622
Kaneka Corp.	6,000	48,804
Kansai Electric Power Company Inc., The (b)	13,200	143,902
Kansai Paint Co. Ltd.	4,300	79,093
Kao Corp.	10,400	492,283
Kawasaki Heavy Industries Ltd.	29,000	90,775
KDDI Corp.	37,900	957,084
Keihan Holdings Co. Ltd.	10,000	65,594
Keikyu Corp.	9,000	104,249
Keio Corp.	13,000	106,784
Keisei Electric Railway Co. Ltd.	3,000	72,642
Keyence Corp.	970	663,722
Kikkoman Corp.	3,000	95,719
Kintetsu Group Holdings Co. Ltd.	38,000	144,806
Kirin Holdings Co. Ltd.	17,400	282,423
Kobe Steel Ltd. (b)	6,100	58,000
Koito Manufacturing Company Ltd.	2,424	128,011
Komatsu Ltd.	18,700	423,558
Konami Holdings Corp.	2,000	80,716
Konica Minolta Holdings Inc.	9,000	89,196
KOSE Corp.	600	49,745
Kubota Corp.	21,600	307,818
Kuraray Co. Ltd.	7,500	112,467
Kurita Water Industries Ltd.	2,000	44,001
Kyocera Corp.	6,800	337,147
Kyowa Hakko Kirin Co. Ltd.	5,700	78,622
Kyushu Electric Power Co. Inc.	9,500	102,918

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Kyushu Financial Group Inc.	7,000	$47,428
Lawson Inc.	1,300	91,249
LINE Corp. (b)	900	30,725
Lion Corp.	5,000	81,957
LIXIL Group Corp.	5,800	131,459
M3 Inc.	4,000	100,564
Mabuchi Motor Co. Ltd.	1,000	51,964
Makita Corp.	2,400	160,365
Marubeni Corp.	35,400	200,225
Marui Group Co. Ltd.	4,500	65,563
Maruichi Steel Tube Ltd.	1,000	32,496
Mazda Motor Corp.	11,800	192,151
McDonald’s Holdings Company (Japan) Ltd.	1,300	34,007
Mebuki Financial Group Inc.	19,540	72,218
Medipal Holdings Corp.	3,400	53,557
MEIJI Holdings Company Ltd.	2,400	187,748
Minebea Co. Ltd.	7,600	70,917
Miraca Holdings Inc.	1,090	48,751
MISUMI Group Inc.	5,700	93,632
Mitsubishi Chemical Holdings Corp.	25,700	166,167
Mitsubishi Corp.	30,400	645,655
Mitsubishi Electric Corp.	40,100	557,757
Mitsubishi Estate Company Ltd.	26,000	516,481
Mitsubishi Gas Chemical Co. Inc.	3,500	59,638
Mitsubishi Heavy Industries Ltd.	65,000	295,493
Mitsubishi Logistics Corp.	2,000	28,197
Mitsubishi Materials Corp.	2,400	73,409
Mitsubishi Motors Corp.	11,100	63,099
Mitsubishi Tanabe Pharma Corp.	5,000	97,899
Mitsubishi UFJ Financial Group Inc.	260,200	1,604,737
Mitsubishi UFJ Lease & Finance Co. Ltd.	9,500	48,998
Mitsui & Co. Ltd.	35,300	483,692
Mitsui Chemicals Inc.	20,000	89,611
Mitsui Fudosan Co. Ltd.	18,000	416,709
Mitsui OSK Lines Ltd.	24,000	66,242
mixi Inc.	1,000	36,438
Mizuho Financial Group Inc.	495,229	888,706
MS&AD Insurance Group Holdings Inc.	10,700	331,353
Murata Manufacturing Co. Ltd.	3,900	520,793
Nabtesco Corp.	2,345	54,359
Nagoya Railroad Co. Ltd.	18,000	86,907
NEC Corp.	52,000	137,536
Nexon Co. Ltd.	3,700	53,469
NGK Insulators Ltd.	5,700	110,334
NGK Spark Plug Co. Ltd.	3,700	82,010
NH Foods Ltd.	3,000	80,930
Nidec Corp.	5,000	430,453
Nikon Corp.	7,000	108,713
Nintendo Co. Ltd.	2,300	478,113
Nippon Building Fund Inc.	28	155,223
Nippon Electric Glass Co. Ltd.	7,500	40,466
Nippon Express Co. Ltd.	18,000	96,647
Nippon Paint Co. Ltd.	3,400	92,292
Nippon Prologis REIT Inc.	32	65,436
Nippon Steel Corp.	16,800	372,101

112	See accompanying notes to financial statements.

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SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Nippon Telegraph & Telephone Corp.	14,200	$597,751
Nippon Yusen KK	33,000	61,112
Nissan Chemical Industries Ltd.	2,600	86,668
Nissan Motor Co. Ltd.	50,100	502,560
Nisshin Seifun Group Inc.	4,100	61,434
Nissin Foods Holdings Co. Ltd.	1,100	57,699
Nitori Holdings Co. Ltd.	1,700	193,825
Nitto Denko Corp.	3,400	260,308
NOK Corp.	2,000	40,451
Nomura Holdings Inc.	75,300	445,186
Nomura Real Estate Holdings Inc.	2,300	39,031
Nomura Real Estate Master Fund Inc.	82	124,109
Nomura Research Institute Ltd.	2,860	86,920
NSK Ltd.	9,500	109,720
NTT Data Corp.	2,600	125,610
NTT DoCoMo Inc.	27,900	634,593
Obayashi Corp.	13,000	124,116
OBIC Co. Ltd.	1,300	56,701
Odakyu Electric Railway Co. Ltd.	6,500	128,440
Oji Paper Co. Ltd.	16,000	65,066
Olympus Corp.	6,100	210,174
OMRON Corp.	4,000	152,860
Ono Pharmaceutical Co. Ltd.	8,800	191,793
Oracle Corp. Japan	700	35,213
Oriental Land Co. Ltd.	4,600	259,632
Orix Corp.	27,400	426,460
Osaka Gas Co. Ltd.	38,000	145,808
OTSUKA Corp.	1,100	51,309
Otsuka Holdings Co. Ltd.	8,031	349,834
Panasonic Corp.	45,600	462,482
Park24 Co. Ltd.	2,400	64,990
Pola Orbis Holdings Inc.	500	41,222
Rakuten Inc. (b)	20,000	195,957
Recruit Holdings Co Ltd.	7,600	304,580
Resona Holdings Inc.	47,495	243,413
Ricoh Co. Ltd.	14,300	120,803
RINNAI Corp.	700	56,324
Rohm Co. Ltd.	1,900	109,009
Ryohin Keikaku Co. Ltd.	500	97,867
Sankyo Co. Ltd.	1,000	32,242
Santen Pharmaceutical Co. Ltd.	7,800	95,170
SBI Holdings Inc.	4,000	50,824
Secom Co. Ltd.	4,300	314,176
Sega Sammy Holdings Inc.	4,226	62,798
Seibu Holdings Inc.	3,600	64,454
Seiko Epson Corp.	5,500	116,119
Sekisui Chemical Co. Ltd.	8,100	128,940
Sekisui House Ltd.	13,000	215,986
Seven & I Holdings Co. Ltd.	15,580	592,495
Seven Bank Ltd.	13,400	38,316
Sharp Corp. (b)	31,000	71,727
Shimadzu Corp.	5,000	79,435
Shimamura Co. Ltd.	500	62,341
Shimano Inc.	1,500	234,949
Shimizu Corp.	12,000	109,536
Shin-Etsu Chemical Co. Ltd.	8,100	626,850
Shinsei Bank Ltd.	35,000	58,567

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Shionogi & Co. Ltd.	6,200	$296,316
Shiseido Co. Ltd.	7,900	199,664
Shizuoka Bank Ltd., The	11,000	92,318
Showa Shell Sekiyu KK	4,600	42,736
SMC Corp.	1,200	285,509
Softbank Corp.	19,900	1,316,863
Sohgo Security Services Co. Ltd.	1,500	57,576
Sompo Holdings Inc.	7,200	243,153
Sony Corp.	25,500	712,519
Sony Financial Holdings Inc.	3,800	59,236
Stanley Electric Co. Ltd.	2,900	79,004
START TODAY Co. Ltd.	3,600	62,015
Sumitomo Chemical Co. Ltd.	33,000	156,431
Sumitomo Corp.	24,000	281,746
Sumitomo Dainippon Pharma Co. Ltd.	3,000	51,493
Sumitomo Electric Industries Ltd.	15,400	221,749
Sumitomo Heavy Industries Ltd.	11,000	70,633
Sumitomo Metal Mining Co. Ltd.	10,000	127,577
Sumitomo Mitsui Financial Group Inc.	27,789	1,058,287
Sumitomo Mitsui Trust Holdings Inc.	6,900	246,873
Sumitomo Realty & Development Co. Ltd.	7,000	185,831
Sumitomo Rubber Industries Ltd.	3,800	60,125
Sundrug Co. Ltd.	800	55,313
Suntory Beverage & Food Ltd.	2,800	115,980
Suruga Bank Ltd.	3,500	78,146
Suzuken Co. Ltd.	1,700	55,526
Suzuki Motor Corp.	6,998	245,692
Sysmex Corp.	3,300	190,672
T&D Holdings Inc.	11,800	155,729
Taiheiyo Cement Corp.	26,000	81,969
Taisei Corp.	22,000	153,625
Taisho Pharmaceutical Holdings Co. Ltd.	800	66,319
Taiyo Nippon Sanso Corp.	3,000	34,656
Takashimaya Co. Ltd.	6,000	49,390
Takeda Pharmaceutical Company Ltd.	14,500	601,547
TDK Corp.	2,600	178,277
Teijin Ltd.	3,600	72,740
Terumo Corp.	7,100	261,744
THK Co. Ltd.	2,700	59,626
Tobu Railway Co. Ltd.	17,000	84,275
Toho Co. Ltd.	2,200	62,060
Toho Gas Co. Ltd.	8,000	64,975
Tohoku Electric Power Co. Inc.	10,100	127,320
Tokio Marine Holdings Inc.	13,900	569,108
Tokyo Electric Power Company Holdings Inc. (b)	31,600	127,181
Tokyo Electron Ltd.	3,300	310,363
Tokyo Gas Co. Ltd.	37,000	167,023
Tokyo Tatemono Co. Ltd.	4,000	53,402
Tokyu Corp.	22,000	161,440
Tokyu Fudosan Holdings Corp.	11,100	65,374
TonenGeneral Sekiyu KK	6,000	63,179
Toppan Printing Co. Ltd.	11,000	104,887
Toray Industries Inc.	30,000	242,266
Toshiba Corp. (b)	84,000	202,905

See accompanying notes to financial statements.	113

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SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Toto Ltd.	3,000	$118,496
Toyo Seikan Kaisha Ltd.	3,800	70,664
Toyo Suisan Kaisha Ltd.	1,600	57,887
Toyoda Gosei Co. Ltd.	1,200	28,007
Toyota Industries Corp.	3,400	161,654
Toyota Motor Corp.	54,700	3,206,973
Toyota Tsusho Corp.	4,400	114,366
Trend Micro Inc. (b)	2,400	85,185
Tsuruha Holdings Inc.	800	75,714
Unicharm Corp.	8,500	185,642
United Urban Investment Corp.	58	88,477
USS Co. Ltd.	5,000	79,429
West Japan Railway Co.	3,300	202,145
Yahoo Japan Corp.	30,000	114,899
Yakult Honsha Co. Ltd.	1,700	78,653
Yamada Denki Co. Ltd.	13,600	73,228
Yamaguchi Financial Group Inc.	4,000	43,548
Yamaha Corp.	3,600	109,773
Yamaha Motor Co. Ltd.	5,900	129,381
Yamato Holdings Co. Ltd.	7,500	152,033
Yamazaki Baking Co. Ltd.	2,300	44,343
Yaskawa Electric Corp.	4,900	75,974
Yokogawa Electric Corp.	5,100	73,630
Yokohama Rubber Company Ltd., The	2,000	35,746

		60,391,838

Netherlands (3.30%)
ABN AMRO Group NV CVA (d)	5,857	129,684
Aegon NV	35,809	196,722
AerCap Holdings NV (b)	3,272	136,148
Akzo Nobel NV	5,190	324,306
Altice NV Class A (b)	7,101	140,528
Altice NV Class B (b)	1,799	35,796
ASML Holding NV	7,451	835,036
Coca-Cola European Partners PLC	4,563	144,014
Gemalto NV	1,691	97,658
Heineken Holding NV	2,062	143,393
Heineken NV	4,544	340,518
ING Groep NV	80,402	1,131,960
Koninklijke Ahold Delhaize NV	26,844	565,415
Koninklijke DSM NV	3,766	225,686
Koninklijke KPN NV	71,506	211,452
Koninklijke Philips NV	19,554	597,803
Koninklijke Vopak NV	1,545	72,893
NN Group NV	6,535	221,226
NXP Semiconductors NV (b)	6,159	603,644
Randstad Holding NV	2,401	130,056
Reed Elsevier NV	20,154	338,988
Royal Boskalis Westminster NV	1,922	66,678
Unilever NV CVA	33,605	1,380,454
Wolters Kluwer CVA	6,494	234,882

		8,304,940

New Zealand (0.18%)
Auckland International Airport Ltd.	21,357	92,636
Contact Energy Ltd.	14,983	48,451

	Shares	Value
Common Stocks (Cont.)
New Zealand (Cont.)
Fletcher Building Ltd.	13,758	$101,090
Mercury NZ Ltd.	16,801	34,515
Meridian Energy Ltd.	31,302	56,467
Ryman Healthcare Ltd.	7,066	39,786
Spark New Zealand Ltd.	36,499	86,365

		459,310

Norway (0.66%)
DnB NOR ASA	20,204	299,934
Gjensidige Forsikring ASA	4,030	63,890
Marine Harvest ASA	7,804	141,100
Norsk Hydro ASA	26,894	128,358
Orkla ASA	16,244	146,988
Schibsted ASA Class A	2,095	47,949
Schibsted ASA Class B	2,384	50,455
Statoil ASA	23,498	428,878
Telenor ASA	14,289	213,288
Yara International ASA	3,632	142,879

		1,663,719

Portugal (0.14%)
Banco Espirito Santo SA Reg. (b) (c)	47,542	0
Energias de Portugal SA	48,947	148,972
Galp Energia SGPS SA	8,842	131,819
Jeronimo Martins SGPS SA	5,271	81,751

		362,542

Singapore (1.24%)
Ascendas Real Estate Investment Trust	56,000	87,553
CapitaLand Commercial Trust Ltd.	43,500	44,316
Capitaland Ltd.	57,300	119,076
CapitaLand Mall Trust	52,300	67,836
City Developments Ltd.	10,100	57,638
Comfortdelgro Corp. Ltd.	48,500	82,415
DBS Group Holdings Ltd.	36,907	440,331
Genting Singapore PLC	141,400	88,007
Global Logistic Properties Ltd.	58,126	88,015
Golden Agri-Resources Ltd.	141,330	41,844
Hutchison Port Holdings Trust	114,000	49,467
Jardine Cycle & Carriage Ltd.	2,014	57,198
Keppel Corp. Ltd.	29,400	117,010
Oversea-Chinese Banking Corporation Ltd.	64,225	394,447
SATS Ltd.	14,000	46,841
Sembcorp Industries Ltd.	22,120	43,379
Singapore Airlines Ltd.	12,167	81,055
Singapore Exchange Ltd.	16,000	78,899
Singapore Press Holdings Ltd.	4,600	11,187
Singapore Technologies Engineering Ltd.	33,500	74,407
Singapore Telecommunications Ltd.	165,250	414,519
StarHub Ltd.	12,000	23,230
Suntec Real Estate Investment Trust	49,900	56,785
United Overseas Bank Ltd.	25,530	358,668
UOL Group Ltd.	12,194	50,271

114	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

	Shares	Value
Common Stocks (Cont.)
Singapore (Cont.)
Wilmar International Ltd.	40,900	$101,042
Yangzijiang Shipbuilding Holdings Ltd.	58,348	32,716

		3,108,152

Spain (3.10%)
Abertis Infraestructuras SA	13,419	187,484
ACS Actividades de Construccion y Servicios SA	4,584	144,660
Aena SA (d)	1,531	208,585
Amadeus IT Group SA	9,684	439,209
Banco Bilbao Vizcaya Argentaria SA	137,762	928,368
Banco de Sabadell SA	117,650	163,483
Banco Popular Espanol SA	80,580	77,639
Banco Santander SA	300,626	1,563,938
Bankia SA	106,564	108,593
Bankinter SA	13,977	108,091
CaixaBank SA	67,269	221,704
Distribuidora Internacional de Alimentacion SA	14,845	72,808
Enagas SA	469	11,886
Endesa SA	6,586	139,281
Ferrovial SA	10,278	183,300
Gas Natural SDG SA	7,278	136,923
Grifols SA	6,805	135,089
Iberdrola SA	112,120	734,149
Industria de Diseno Textil SA	22,843	778,169
International Consolidated Airlines Group SA	18,622	100,319
Mapfre SA	22,347	68,071
Red Electrica Corporacion SA	1,521	28,656
Repsol SA	22,790	320,271
Repsol SA Rights (b)	22,790	8,444
Telefonica SA	96,549	891,375
Zardoya Otis SA	5,009	42,270

		7,802,765

Sweden (2.83%)
Alfa Laval AB	5,972	98,510
Assa Abloy AB Class B	20,559	380,416
Atlas Copco AB Class A	13,294	403,294
Atlas Copco AB Class B	7,737	210,349
Boliden AB	5,671	147,304
Electrolux AB Series B	5,216	129,154
Getinge AB B Shares	3,999	64,076
Hennes & Mauritz AB (H&M) B Shares	19,685	545,690
Hexagon AB B Shares	5,149	183,386
Husqvarna AB B Shares	8,516	66,076
ICA Gruppen AB	1,632	49,675
Industrivarden AB C Shares	3,318	61,707
Investor AB B Shares	9,345	348,196
Kinnevik AB Class B	5,113	122,125
L E Lundbergforetagen AB B Shares	788	48,244
Lundin Petroleum AB (b)	4,164	90,241
Millicom International Cellular SA SDR	1,326	56,507
Nordea Bank AB	61,444	680,838
Sandvik AB	21,923	270,444

	Shares	Value
Common Stocks (Cont.)
Sweden (Cont.)
Securitas AB Class B	6,793	$106,554
Skandinaviska Enskilda Banken AB Class A	31,248	326,547
Skanska AB Class B	6,871	161,773
SKF AB B Shares	8,309	152,355
Svenska Cellulosa AB Class B	12,705	357,601
Svenska Handelsbanken AB A Shares	31,573	437,300
Swedbank AB - A Shares	18,641	449,145
Swedish Match AB	4,057	128,720
Tele2 AB B Shares	6,813	54,477
Telefonaktiebolaget LM Ericsson B Shares	64,591	378,566
Telia Company AB	55,314	222,208
Volvo AB B Shares	32,532	378,738

		7,110,216

Switzerland (8.63%)
ABB Ltd. Reg.	39,030	821,258
Actelion Ltd. Reg.	2,011	434,594
Adecco Group AG Reg.	3,416	222,985
Aryzta AG	1,832	80,565
Baloise Holding AG Reg.	1,048	131,875
Barry Callebaut AG Reg.	42	51,312
Chocoladefabriken Lindt & Sprungli AG Reg.	2	121,510
Chocoladefabriken Lindt & Sprungli AG	21	108,663
Compagnie Financiere Richemont SA Reg.	10,823	715,298
Credit Suisse Group AG Reg.	41,163	588,262
Dufry AG Reg. (b)	910	113,271
Ems-Chemie Holding AG Reg	183	92,933
Galenica AG	79	89,021
Geberit AG Reg.	755	302,269
Givaudan SA Reg.	189	345,902
Julius Baer Group Ltd.	4,792	212,294
Kuehne & Nagel International AG Reg.	1,118	147,575
LafargeHolcim Ltd. Reg.	9,396	493,215
Lonza Group AG Reg.	1,132	195,642
Nestle SA Reg.	64,080	4,590,535
Novartis AG Reg.	45,948	3,341,497
Pargesa Holding SA	544	35,360
Partners Group Holding AG	359	168,061
Roche Holding AG	14,455	3,295,054
Schindler Holding AG	829	145,998
Schindler Holding AG Reg.	417	72,787
SGS SA Reg	114	231,621
Sika AG	43	206,308
Sonova Holding AG Reg.	1,083	131,032
Swatch Group AG Reg., The	1,012	61,761
Swatch Group AG, The	623	193,356
Swiss Life Holding AG Reg.	692	195,475
Swiss Prime Site AG Reg.	1,425	116,603
Swiss Re AG	6,719	635,704
Swisscom AG	525	234,672
Syngenta AG Reg.	1,919	758,202

See accompanying notes to financial statements.	115

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

	Shares	Value
Common Stocks (Cont.)
Switzerland (Cont.)
UBS Group AG	74,318	$1,161,995
Zurich Insurance Group AG	3,075	845,070

		21,689,535

United Kingdom (18.21%)
3i Group PLC	20,549	177,757
Aberdeen Asset Management PLC	19,006	60,093
Admiral Group PLC	4,505	101,313
Anglo American PLC (b)	29,073	410,768
Antofagasta PLC	8,074	66,850
Ashtead Group PLC	10,286	199,964
Associated British Foods PLC	7,526	253,943
AstraZeneca PLC	26,137	1,427,282
Auto Trader Group PLC (d)	20,690	104,019
Aviva PLC	84,626	504,086
Babcock International Group PLC	4,930	57,826
BAE Systems PLC	65,809	478,664
Barclays PLC	350,794	962,700
Barratt Developments PLC	20,324	115,544
Berkeley Group Holdings PLC, The	2,635	91,089
BHP Billiton PLC	43,662	695,231
BP PLC	386,183	2,418,829
British American Tobacco PLC	38,206	2,165,339
British Land Company PLC	20,637	160,153
BT Group PLC	173,302	782,337
Bunzl PLC	6,914	179,497
Burberry Group PLC	9,048	166,745
Capita PLC	13,583	88,814
Carnival PLC	4,051	205,262
Centrica PLC	114,011	328,356
Cobham PLC	28,456	57,294
Coca-Cola HBC AG CDI	3,987	86,818
Compass Group PLC	34,062	629,518
Croda International PLC	2,709	106,544
DCC PLC	1,856	137,958
Diageo PLC	51,227	1,329,332
Direct Line Insurance Group PLC	28,016	127,505
Dixons Carphone PLC	19,951	87,136
easyJet PLC	3,368	41,660
Experian PLC	19,863	384,580
Fresnillo PLC	4,481	66,562
G4S PLC	31,670	91,538
GKN PLC	35,541	144,861
GlaxoSmithKline PLC	99,755	1,916,142
Glencore PLC (b)	251,655	850,313
Hammerson PLC	16,556	116,679
Hargreaves Lansdown PLC	5,824	86,663
Hikma Pharmaceuticals PLC	2,879	67,103
HSBC Holdings PLC	409,301	3,302,490
IMI PLC	5,889	75,313
Imperial Brands PLC	19,662	856,880
Inmarsat PLC	9,145	84,615
InterContinental Hotels Group PLC	3,890	173,938
Intertek Group PLC	3,274	140,317
Intu Properties PLC	19,866	68,810
Investec PLC	13,610	89,263
ITV PLC	76,253	193,607

	Shares	Value
Common Stocks (Cont.)
United Kingdom (Cont.)
J Sainsbury PLC	34,003	$104,506
Johnson Matthey PLC	3,977	155,609
Kingfisher PLC	47,900	206,372
Land Securities Group PLC	16,093	211,416
Legal & General Group PLC	124,576	379,505
Lloyds Banking Group PLC	1,317,427	1,011,621
London Stock Exchange Group PLC	6,716	240,037
Marks & Spencer Group PLC	33,925	146,138
Mediclinic International PLC	8,128	77,207
Meggitt PLC	16,406	92,648
Merlin Entertainments PLC (d)	14,392	79,451
Mondi PLC	7,522	153,616
National Grid PLC	76,555	894,448
NEX Group PLC	21	120
Next PLC	2,901	177,964
Old Mutual PLC	101,521	258,875
Pearson PLC	17,681	177,405
Persimmon PLC	6,286	137,146
Petrofac Ltd.	5,199	55,638
Provident Financial PLC	2,987	104,462
Prudential PLC	53,471	1,067,145
Randgold Resources Ltd.	1,954	150,121
Reckitt Benckiser Group PLC	12,812	1,085,278
Reed Elsevier PLC (London)	22,764	405,666
Rio Tinto PLC	25,589	976,936
Rolls-Royce Holdings PLC	39,061	320,827
Royal Bank of Scotland Group PLC (b)	70,137	193,799
Royal Dutch Shell PLC Class A	88,842	2,452,351
Royal Dutch Shell PLC Class B	76,785	2,206,179
Royal Mail PLC	18,265	103,825
RSA Insurance Group PLC	21,898	157,913
Sage Group PLC, The	23,162	186,709
Schroders PLC	2,565	94,207
SEGRO PLC	15,713	88,873
Severn Trent PLC	4,943	135,086
Shire PLC	18,223	1,040,519
Sky PLC	21,791	265,652
Smith & Nephew PLC	18,821	282,488
Smiths Group PLC	8,198	142,703
SSE PLC	20,891	398,894
St. James’s Place PLC	10,691	133,357
Standard Chartered PLC (b)	67,570	551,027
Standard Life PLC	39,819	182,339
Tate & Lyle PLC	10,057	87,522
Taylor Wimpey PLC	66,722	125,843
Tesco PLC (b)	162,170	413,501
Travis Perkins PLC	5,186	92,706
TUI AG (United Kingdom)	10,021	143,472
Tullet Prebon	4,799	25,523
Unilever PLC	26,223	1,060,454
United Utilities Group PLC	13,952	154,648
Vodafone Group PLC	551,665	1,357,580
Weir Group PLC, The	4,278	99,417
Whitbread PLC	3,936	183,095
William Hill PLC	17,577	62,781
William Morrison Supermarkets PLC	45,044	127,938
Wolseley PLC	5,264	321,347

116	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

	Shares	Value
Common Stocks (Cont.)
United Kingdom (Cont.)
Worldpay Group PLC (d)	37,319	$123,902
WPP PLC	26,614	592,256

		45,773,963

Total Common Stocks
(cost $212,060,140)		248,815,010

Preferred Stocks (a) (0.54%)
Germany (0.54%)
Bayerische Moteren Werke (BMW) AG, 0.00%	1,162	88,742
Fuchs Petrolub SE, 0.00%	1,674	70,123
Henkel AG & Co. KGaA, 0.00%	3,677	437,709
Porsche Automobil Holding SE, 0.00%	3,177	172,575
Schaeffler AG, 0.00%	3,322	49,020
Volkswagen AG, 0.00%	3,848	538,401

		1,356,570

Total Preferred Stocks
(cost $913,715)		1,356,570

	Shares	Value
Short-term Investments (0.04%)
State Street Institutional U.S. Government Money Market Fund Premier Class	106,410	$106,410

Total Short-term Investments
(cost $ 106,410)		106,410

TOTAL INVESTMENTS (99.58%)
(cost $ 213,080,265)		250,277,990
CASH (e) AND OTHER ASSETS, NET OF LIABILITIES (0.42%)		1,045,012

NET ASSETS (100.00%)		$251,323,002

(a)	The Fund used data provided by an independent statistical fair value service to fair value the securities primarily traded on exchanges that closed before the regular close of trading of the New York Stock Exchange. This method of fair valuing foreign securities was established in the valuation procedures adopted by the Board of Trustees.

(b)	Non-income producing security.

(c)	In accordance with the Trust’s valuation procedures, State Farm Investment Management Corp. (“SFIMC”) determined the fair value for the security considering the facts and circumstances related to the particular security. The fair value for this security was not determined using the Trust’s independent statistical fair value service.

(d)	Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2016, the value of these securities amounted to $1,248,374 or 0.50% of net assets.

(e)	At December 31, 2016, cash in the amount of $82,428 has been pledged to cover, in whole or in part, margin requirements for open futures contracts.

SDR - Swedish Depositary Receipt

ADR - American Depositary Receipt

See accompanying notes to financial statements.	117

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

FOREIGN CURRENCY DENOMINATIONS

Currency	Value	%
Euro	$76,741,129	30.66
Japanese Yen	60,391,838	24.13
British Pound	45,773,963	18.29
Swiss Franc	21,689,535	8.67
Australian Dollar	18,492,441	7.39
Hong Kong Dollar	7,646,378	3.06
Swedish Krona	7,110,216	2.84
Danish Krone	4,140,317	1.65
Singapore Dollar	3,058,685	1.22
United States Dollar	2,465,368	0.99
Norwegian Krone	1,663,719	0.66
Israeli Shekel	645,091	0.26
New Zealand Dollar	459,310	0.18

Total Investments	$250,277,990	100.00%

SECTOR CLASSIFICATIONS

Sector	Value	%
Financials	$53,018,492	21.09
Industrials	35,052,721	13.95
Consumer Discretionary	31,342,546	12.47
Consumer Staples	27,881,593	11.09
Health Care	26,731,322	10.64
Materials	19,794,904	7.88
Information Technology	13,687,692	5.45
Energy	13,653,501	5.43
Telecommunication Services	11,274,803	4.48
Real Estate	9,392,246	3.74
Utilities	8,341,760	3.32

Total Stocks	250,171,580	99.54
Short-term Investments	106,410	0.04
Cash and Other Assets, Net of Liabilities	1,045,012	0.42

Net Assets	$251,323,002	100.00%

OPEN FUTURES CONTRACTS

Description	Contracts Purchased	Expiration	Notional Value	Market Value	Unrealized Gain (Loss)
ASX SPI 200 Index	2	March 2017	$201,737	$203,180	$1,443
Euro Stoxx 50	18	March 2017	615,000	620,916	5,916
FTSE 100 Index	4	March 2017	343,106	347,537	4,431
Nikkei 225 Index	4	March 2017	330,139	326,331	(3,808)

Total					$7,982

118	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST EQUITY AND BOND FUND

SCHEDULE OF INVESTMENTS

December 31, 2016

	Shares	Value
Registered Investment Companies (99.98%)
State Farm Mutual Fund Trust Bond Fund Institutional Shares (a)	13,200,046	$147,444,519
State Farm Mutual Fund Trust Equity Fund Institutional Shares (a)	23,800,137	222,055,277

Total Registered Investment Companies
(cost $328,381,133)		369,499,796

TOTAL INVESTMENTS (99.98%)
(cost $328,381,133)		369,499,796
CASH AND OTHER ASSETS, NET OF LIABILITIES (0.02%)		78,703

NET ASSETS (100.00%)		$369,578,499

(a)	As of December 31, 2016, investments in issuers considered to be affiliates of the Equity and Bond Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Security	Shares Held at December 31, 2015	Shares Purchased	Shares Sold	Shares Held at December 31, 2016	Value at December 31, 2016	Income Dividends	Capital Gain Dividends	Realized Gain (Loss) on Sales
State Farm Mutual Fund Trust Bond Fund Institutional Shares	12,083,292	1,319,949	203,195	13,200,046	$147,444,519	$3,586,372	$81,351	$3,265
State Farm Mutual Fund Trust Equity Fund Institutional Shares	20,482,939	3,783,310	466,112	23,800,137	222,055,277	1,610,418	13,153,320	16,036

Total					$369,499,796	$5,196,790	$13,234,671	$19,301

See accompanying notes to financial statements.	119

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS

December 31, 2016

	Principal amount	Value
Corporate Bonds (72.35%)
Aerospace/Defense (2.74%)
Northrop Grumman Corp. 5.050%, 08/01/2019	$500,000	$535,088
Precision Castparts Corp. 2.250%, 06/15/2020	1,000,000	1,003,688
Raytheon Co. 3.125%, 10/15/2020	1,500,000	1,548,591
Northrop Grumman Corp. 3.500%, 03/15/2021	500,000	518,771
Lockheed Martin Corp. 3.350%, 09/15/2021	2,000,000	2,065,360
United Technologies Corp. 3.100%, 06/01/2022	2,000,000	2,055,684
General Dynamics Corp. 2.250%, 11/15/2022	2,000,000	1,975,842
Raytheon Co. 2.500%, 12/15/2022	2,000,000	1,990,004
Northrop Grumman Corp. 3.250%, 08/01/2023	3,000,000	3,058,362
Rockwell Collins Inc. 3.700%, 12/15/2023	500,000	511,826
Raytheon Co. 3.150%, 12/15/2024	2,000,000	2,035,944
Lockheed Martin Corp. 2.900%, 03/01/2025	3,000,000	2,937,081
Precision Castparts Corp. 3.250%, 06/15/2025	1,000,000	1,007,852
General Dynamics Corp. 2.125%, 08/15/2026	1,000,000	923,788
United Technologies Corp. 2.650%, 11/01/2026	500,000	480,121
Northrop Grumman Corp. 3.200%, 02/01/2027	1,000,000	989,400

		23,637,402

Agriculture, Foods, & Beverage (4.55%)
General Mills Inc. 5.700%, 02/15/2017	1,000,000	1,005,068
PepsiAmericas Inc. 5.000%, 05/15/2017	500,000	507,108
Kraft Foods Group Inc. 6.125%, 08/23/2018	369,000	393,346
PepsiCo Inc. 2.250%, 01/07/2019	2,000,000	2,023,758
Coca-Cola Co., The 3.150%, 11/15/2020	1,000,000	1,038,853
Kellogg Co. 4.000%, 12/15/2020	632,000	665,523
Campbell Soup Co. 4.250%, 04/15/2021	2,000,000	2,131,892
Hormel Foods Corp. 4.125%, 04/15/2021	1,000,000	1,072,699
General Mills Inc. 3.150%, 12/15/2021	2,000,000	2,042,862
PepsiCo Inc. 2.750%, 03/05/2022	1,500,000	1,517,746

	Principal amount	Value
Corporate Bonds (Cont.)
Agriculture, Foods, & Beverage (Cont.)
JM Smucker Co. 3.000%, 03/15/2022	$1,000,000	$1,009,660
Kraft Foods Group Inc. 3.500%, 06/06/2022	1,500,000	1,525,456
Sysco Corp. 2.600%, 06/12/2022	2,000,000	1,969,024
Campbell Soup Co. 2.500%, 08/02/2022	1,000,000	988,290
PepsiCo Inc. 2.750%, 03/01/2023	2,000,000	1,997,826
Coca-Cola Co., The 2.500%, 04/01/2023	2,000,000	1,978,964
Hershey Co. 2.625%, 05/01/2023	1,100,000	1,083,631
Mondelez International Inc. 4.000%, 02/01/2024	1,000,000	1,046,344
JM Smucker Co. 3.500%, 03/15/2025	1,000,000	1,008,340
Campbell Soup Co. 3.300%, 03/19/2025	1,000,000	1,004,398
PepsiCo Inc. 2.750%, 04/30/2025	1,000,000	979,793
Kraft Heinz Foods Co. 3.950%, 07/15/2025	2,000,000	2,026,070
PepsiCo Inc. 3.500%, 07/17/2025	1,000,000	1,033,571
2.850%, 02/24/2026	1,000,000	985,697
Kellogg Co. 3.250%, 04/01/2026	2,000,000	1,952,344
Coca-Cola Co., The 2.550%, 06/01/2026	1,500,000	1,421,758
Sysco Corp. 3.300%, 07/15/2026	1,000,000	981,331
Hershey Co. 2.300%, 08/15/2026	1,000,000	930,040
Coca-Cola Co., The 2.250%, 09/01/2026	1,000,000	941,765
Danone SA (a) 2.947%, 11/02/2026	2,000,000	1,908,566

		39,171,723

Automotive (1.20%)
American Honda Finance Corp. 2.125%, 10/10/2018	1,000,000	1,007,821
Daimler Finance NA LLC (a) 2.250%, 03/02/2020	500,000	497,702
Toyota Motor Credit Corp. 2.750%, 05/17/2021	2,000,000	2,026,966
Daimler Finance NA LLC (a) 2.000%, 07/06/2021	1,000,000	971,012
American Honda Finance Corp. 1.650%, 07/12/2021	500,000	481,530
Toyota Motor Credit Corp. 2.625%, 01/10/2023	2,000,000	1,980,724

120	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

	Principal amount	Value
Corporate Bonds (Cont.)
Automotive (Cont.)
Daimler Finance NA LLC (a) 3.300%, 05/19/2025	$1,000,000	$990,309
BMW US Capital LLC (a) 2.800%, 04/11/2026	500,000	481,502
American Honda Finance Corp. 2.300%, 09/09/2026	2,000,000	1,866,800

		10,304,366

Banks (3.88%)
Wachovia Corp. 5.750%, 06/15/2017	500,000	509,522
Bank of New York Mellon Corp. 2.100%, 08/01/2018	1,000,000	1,007,965
Wells Fargo & Co. 2.150%, 01/15/2019	1,000,000	1,005,504
Bank of New York Mellon Corp. 2.200%, 05/15/2019	1,000,000	1,006,034
KFW 4.875%, 06/17/2019	1,000,000	1,078,022
Bank of New York Mellon Corp. 2.300%, 09/11/2019	1,000,000	1,008,240
Wells Fargo & Co. 2.150%, 01/30/2020	1,000,000	995,275
State Street Corp. 2.550%, 08/18/2020	1,000,000	1,010,088
Wells Fargo & Co. 3.000%, 01/22/2021	1,000,000	1,017,580
PNC Bank NA 2.150%, 04/29/2021	1,000,000	986,785
Toronto-Dominion Bank, The 1.800%, 07/13/2021	1,000,000	968,368
Bank of New York Mellon Corp. 3.550%, 09/23/2021	2,000,000	2,082,932
Wells Fargo & Co. 3.500%, 03/08/2022	2,000,000	2,057,702
U.S. Bancorp 3.000%, 03/15/2022	2,000,000	2,039,120
3.700%, 01/30/2024	500,000	519,840
Bank of New York Mellon Corp. 3.400%, 05/15/2024	500,000	506,968
Wells Fargo & Co. 3.300%, 09/09/2024	2,000,000	1,979,494
Bank of New York Mellon Corp. 3.250%, 09/11/2024	1,000,000	1,004,422
State Street Corp. 3.300%, 12/16/2024	2,000,000	2,019,696
US Bank NA 2.800%, 01/27/2025	3,000,000	2,927,583
Wells Fargo & Co. 3.000%, 02/19/2025	1,000,000	960,639
PNC Bank NA 2.950%, 02/23/2025	1,500,000	1,472,898
Bank of New York Mellon Corp. 3.000%, 02/24/2025	500,000	491,684
PNC Bank NA 3.250%, 06/01/2025	500,000	499,122

	Principal amount	Value
Corporate Bonds (Cont.)
Banks (Cont.)
State Street Corp. 3.550%, 08/18/2025	$500,000	$511,879
Bank of New York Mellon Corp. 2.800%, 05/04/2026	500,000	481,506
State Street Corp. 2.650%, 05/19/2026	1,000,000	948,427
U.S. Bancorp 2.375%, 07/22/2026	1,000,000	925,767
Bank of New York Mellon Corp. 2.450%, 08/17/2026	1,000,000	929,199
Wells Fargo & Co. 3.000%, 10/23/2026	500,000	476,198

		33,428,459

Building Materials & Construction (0.90%)
CRH America Inc. 5.750%, 01/15/2021	1,000,000	1,107,200
Fluor Corp. 3.375%, 09/15/2021	2,000,000	2,051,314
Sonoco Products Co. 4.375%, 11/01/2021	1,000,000	1,054,130
Stanley Black & Decker Inc. 2.900%, 11/01/2022	1,500,000	1,507,179
Fluor Corp. 3.500%, 12/15/2024	1,000,000	1,011,212
CRH America Inc. (a) 3.875%, 05/18/2025	1,000,000	1,018,238

		7,749,273

Chemicals (4.10%)
Rohm & Haas Co. 6.000%, 09/15/2017	144,000	148,493
E.I. du Pont de Nemours and Co. 6.000%, 07/15/2018	500,000	531,329
Ecolab Inc. 2.250%, 01/12/2020	1,000,000	999,711
PPG Industries Inc. 3.600%, 11/15/2020	1,000,000	1,036,119
E.I. du Pont de Nemours and Co. 3.625%, 01/15/2021	1,000,000	1,038,886
Praxair Inc. 4.050%, 03/15/2021	1,000,000	1,063,016
Monsanto Co. 2.750%, 07/15/2021	500,000	499,896
Praxair Inc. 3.000%, 09/01/2021	1,000,000	1,022,716
Dow Chemical Co., The 4.125%, 11/15/2021	1,500,000	1,584,944
Valspar Corp. 4.200%, 01/15/2022	2,000,000	2,073,654
Praxair Inc. 2.450%, 02/15/2022	1,000,000	992,538
Syngenta Finance NV 3.125%, 03/28/2022	2,000,000	1,987,496

See accompanying notes to financial statements.	121

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

	Principal amount	Value
Corporate Bonds (Cont.)
Chemicals (Cont.)
Monsanto Co. 2.200%, 07/15/2022	$1,300,000	$1,233,980
Dow Chemical Co., The 3.000%, 11/15/2022	2,000,000	2,000,912
E.I. du Pont de Nemours and Co. 2.800%, 02/15/2023	2,000,000	1,965,854
Praxair Inc. 2.700%, 02/21/2023	2,000,000	1,979,452
International Flavors & Fragrances Inc. 3.200%, 05/01/2023	2,000,000	1,989,006
Potash Corporation of Saskatchewan Inc. 3.625%, 03/15/2024	1,500,000	1,487,892
Monsanto Co. 3.375%, 07/15/2024	1,000,000	995,659
Dow Chemical Co., The 3.500%, 10/01/2024	3,000,000	3,026,181
Valspar Corp., The 3.300%, 02/01/2025	1,000,000	959,912
Praxair Inc. 2.650%, 02/05/2025	1,300,000	1,259,905
Potash Corporation of Saskatchewan Inc. 3.000%, 04/01/2025	1,000,000	942,921
Monsanto Co. 2.850%, 04/15/2025	1,000,000	952,793
Valspar Corp., The 3.950%, 01/15/2026	500,000	499,852
Air Liquide Finance (a) 2.500%, 09/27/2026	1,000,000	938,935
Ecolab Inc. 2.700%, 11/01/2026	1,000,000	952,119
Potash Corporation of Saskatchewan Inc. 4.000%, 12/15/2026	500,000	503,164
Dow Chemical Co., The 7.375%, 11/01/2029	500,000	656,998

		35,324,333

Colleges (0.07%)
Dartmouth College 4.750%, 06/01/2019	598,000	639,648

Commercial Service/Supply (0.48%)
Pitney Bowes Inc. 5.750%, 09/15/2017	500,000	512,834
Cintas Corp. No. 2 6.125%, 12/01/2017	500,000	520,353
4.300%, 06/01/2021	1,000,000	1,061,320
3.250%, 06/01/2022	2,000,000	2,024,700

		4,119,207

Computer Software & Services (3.24%)
Oracle Corp. 2.375%, 01/15/2019	1,000,000	1,013,385

	Principal amount	Value
Corporate Bonds (Cont.)
Computer Software & Services (Cont.)
Texas Instruments Inc. 1.650%, 08/03/2019	$1,000,000	$997,757
Automatic Data Processing Inc. 2.250%, 09/15/2020	500,000	502,584
Microsoft Corp. 3.000%, 10/01/2020	2,000,000	2,067,460
Oracle Corp. 2.800%, 07/08/2021	1,000,000	1,019,202
Intel Corp. 3.300%, 10/01/2021	2,000,000	2,078,332
Texas Instruments Inc. 1.850%, 05/15/2022	1,000,000	961,689
QUALCOMM Inc. 3.000%, 05/20/2022	1,000,000	1,013,286
Oracle Corp. 2.500%, 10/15/2022	2,000,000	1,978,594
Intel Corp. 2.700%, 12/15/2022	2,000,000	2,009,020
Microsoft Corp. 2.375%, 05/01/2023	2,000,000	1,963,310
Texas Instruments Inc. 2.250%, 05/01/2023	2,000,000	1,927,730
Oracle Corp. 3.400%, 07/08/2024	1,000,000	1,018,906
Microsoft Corp. 2.700%, 02/12/2025	2,000,000	1,959,742
Oracle Corp. 2.950%, 05/15/2025	1,000,000	980,281
QUALCOMM Inc. 3.450%, 05/20/2025	1,000,000	1,017,524
Intel Corp. 3.700%, 07/29/2025	1,000,000	1,054,755
Automatic Data Processing Inc. 3.375%, 09/15/2025	1,000,000	1,025,416
Oracle Corp. 2.650%, 07/15/2026	500,000	474,606
Microsoft Corp. 2.400%, 08/08/2026	1,500,000	1,417,046
Alphabet Inc. 1.998%, 08/15/2026	1,000,000	917,855
Analog Devices Inc. 3.500%, 12/05/2026	500,000	495,372

		27,893,852

Computers (1.26%)
International Business Machines Corp. 5.700%, 09/14/2017	500,000	514,986
1.875%, 05/15/2019	2,000,000	2,004,606
1.625%, 05/15/2020	1,000,000	987,834
Hewlett-Packard Co. 3.750%, 12/01/2020	161,000	166,697
4.300%, 06/01/2021	2,000,000	2,093,162

122	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

	Principal amount	Value
Corporate Bonds (Cont.)
Computers (Cont.)
International Business Machines Corp. 1.875%, 08/01/2022	$1,000,000	$959,407
Hewlett-Packard Co. 4.050%, 09/15/2022	1,000,000	1,034,933
International Business Machines Corp. 3.375%, 08/01/2023	1,000,000	1,027,186
3.625%, 02/12/2024	1,000,000	1,041,349
3.450%, 02/19/2026	1,000,000	1,023,084

		10,853,244

Consumer & Marketing (2.99%)
Estee Lauder Companies Inc., The 5.550%, 05/15/2017	1,000,000	1,014,491
Kimberly-Clark Corp. 6.125%, 08/01/2017	500,000	514,424
6.250%, 07/15/2018	1,000,000	1,071,469
Unilever Capital Corp. 2.200%, 03/06/2019	1,000,000	1,010,119
Colgate-Palmolive Co. 2.950%, 11/01/2020	1,000,000	1,028,976
Unilever Capital Corp. 4.250%, 02/10/2021	3,000,000	3,221,778
Estee Lauder Companies Inc., The 1.700%, 05/10/2021	500,000	487,312
Clorox Co. 3.800%, 11/15/2021	1,000,000	1,054,844
3.050%, 09/15/2022	1,000,000	1,013,983
Colgate-Palmolive Co. 1.950%, 02/01/2023	1,000,000	961,323
2.100%, 05/01/2023	1,000,000	967,379
NIKE Inc. 2.250%, 05/01/2023	1,500,000	1,462,881
Kimberly-Clark Corp. 2.400%, 06/01/2023	3,000,000	2,932,836
Procter & Gamble Co., The 3.100%, 08/15/2023	3,000,000	3,088,779
Clorox Co. 3.500%, 12/15/2024	2,000,000	2,044,334
Unilever Capital Corp. 3.100%, 07/30/2025	1,000,000	1,005,215
Kimberly-Clark Corp. 3.050%, 08/15/2025	1,000,000	999,695
2.750%, 02/15/2026	1,000,000	974,328
Unilever Capital Corp. 2.000%, 07/28/2026	1,000,000	913,098

		25,767,264

Electronic/Electrical Manufacturing (2.44%)
Honeywell International Inc. 4.250%, 03/01/2021	1,000,000	1,081,380
Johnson Controls International PLC 4.250%, 03/01/2021	2,000,000	2,112,160

	Principal amount	Value
Corporate Bonds (Cont.)
Electronic/Electrical Manufacturing (Cont.)
Emerson Electric Co. 2.625%, 12/01/2021	$1,000,000	$1,010,476
Siemens Financieringsmaatschappij NV (a) 2.900%, 05/27/2022	1,500,000	1,511,259
General Electric Co. 2.700%, 10/09/2022	2,000,000	1,999,630
Emerson Electric Co. 2.625%, 02/15/2023	3,500,000	3,472,920
Johnson Controls International PLC 3.625%, 07/02/2024	2,000,000	2,028,238
Rockwell Automation Inc. 2.875%, 03/01/2025	2,000,000	1,959,136
Siemens Financieringsmaatschappij NV (a) 3.250%, 05/27/2025	2,000,000	2,005,334
Emerson Electric Co. 3.150%, 06/01/2025	1,000,000	1,014,096
Hubbell Inc. 3.350%, 03/01/2026	1,000,000	993,423
Siemens Financieringsmaatschappij NV (a) 2.350%, 10/15/2026	1,000,000	925,608
Honeywell International Inc. 2.500%, 11/01/2026	1,000,000	946,540

		21,060,200

Financial Services (1.95%)
JPMorgan Chase Bank NA 6.000%, 10/01/2017	1,000,000	1,031,984
JPMorgan Chase & Co. 2.350%, 01/28/2019	1,000,000	1,008,278
2.200%, 10/22/2019	500,000	502,008
GE Capital International Funding Co. 2.342%, 11/15/2020	812,000	811,613
General Electric Capital Corp. 4.650%, 10/17/2021	287,000	314,822
JPMorgan Chase & Co. 4.500%, 01/24/2022	1,000,000	1,078,431
General Electric Capital Corp. 3.150%, 09/07/2022	430,000	439,159
JPMorgan Chase & Co. 3.250%, 09/23/2022	2,000,000	2,022,580
Visa Inc. 2.800%, 12/14/2022	1,000,000	1,005,603
JPMorgan Chase & Co. 3.200%, 01/25/2023	1,000,000	1,011,130
3.625%, 05/13/2024	500,000	508,594
General Electric Capital Corp. 3.450%, 05/15/2024	287,000	295,016
JPMorgan Chase & Co. 3.125%, 01/23/2025	1,000,000	977,555
GE Capital International Funding Co. 3.373%, 11/15/2025	1,878,000	1,909,130
Visa Inc. 3.150%, 12/14/2025	1,000,000	1,004,386

See accompanying notes to financial statements.	123

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

	Principal amount	Value
Corporate Bonds (Cont.)
Financial Services (Cont.)
JPMorgan Chase & Co. 3.200%, 06/15/2026	$1,000,000	$978,753
2.950%, 10/01/2026	1,000,000	954,488
Mastercard Inc. 2.950%, 11/21/2026	1,000,000	988,816

		16,842,346

Forest Products & Paper (0.07%)
Willamette Industries Inc. 9.000%, 10/01/2021	500,000	612,468

Health Care (6.49%)
Wyeth 5.450%, 04/01/2017	500,000	505,156
Amgen Inc. 5.850%, 06/01/2017	500,000	509,168
Johnson & Johnson 5.550%, 08/15/2017	500,000	513,780
AstraZeneca PLC 5.900%, 09/15/2017	500,000	515,651
Becton Dickinson & Co. 5.000%, 05/15/2019	1,000,000	1,065,687
Pfizer Inc. 2.100%, 05/15/2019	1,000,000	1,009,274
Amgen Inc. 2.200%, 05/22/2019	1,000,000	1,007,719
AstraZeneca PLC 1.950%, 09/18/2019	1,500,000	1,502,106
Gilead Sciences Inc. 2.350%, 02/01/2020	500,000	502,598
Merck & Co. Inc. 1.850%, 02/10/2020	1,000,000	1,000,626
Becton Dickinson & Co. 3.250%, 11/12/2020	1,000,000	1,028,184
CR Bard Inc. 4.400%, 01/15/2021	1,000,000	1,070,457
Medtronic Inc. 4.125%, 03/15/2021	1,000,000	1,061,454
Sanofi-Aventis 4.000%, 03/29/2021	1,000,000	1,064,640
Baxter International Inc. 1.700%, 08/15/2021	1,000,000	962,040
Becton Dickinson & Co. 3.125%, 11/08/2021	1,000,000	1,025,229
Amgen Inc. 3.875%, 11/15/2021	1,000,000	1,046,817
Abbott Laboratories 2.550%, 03/15/2022	1,000,000	977,348
Medtronic Inc. 3.125%, 03/15/2022	1,000,000	1,021,704
Zimmer Holdings Inc. 3.150%, 04/01/2022	1,000,000	997,266
GlaxoSmithKline Capital Inc. 2.850%, 05/08/2022	2,000,000	2,016,066

	Principal amount	Value
Corporate Bonds (Cont.)
Health Care (Cont.)
Bristol-Myers Squibb Co. 2.000%, 08/01/2022	$1,500,000	$1,461,652
Merck & Co. Inc. 2.400%, 09/15/2022	2,000,000	1,960,588
Novartis Capital Corp. 2.400%, 09/21/2022	2,000,000	1,975,510
GlaxoSmithKline Capital Inc. 2.800%, 03/18/2023	2,000,000	2,004,984
Merck & Co. Inc. 2.800%, 05/18/2023	2,000,000	2,007,740
Pfizer Inc. 3.000%, 06/15/2023	2,000,000	2,035,284
Bristol-Myers Squibb Co. 3.250%, 11/01/2023	1,000,000	1,034,745
Pfizer Inc. 3.400%, 05/15/2024	1,000,000	1,033,631
Amgen Inc. 3.625%, 05/22/2024	1,000,000	1,017,237
Bayer U.S. Finance LLC (a) 3.375%, 10/08/2024	1,000,000	994,991
Becton Dickinson & Co. 3.734%, 12/15/2024	2,000,000	2,045,244
Gilead Sciences Inc. 3.500%, 02/01/2025	500,000	505,530
Merck & Co. Inc. 2.750%, 02/10/2025	1,000,000	981,862
Abbott Laboratories 2.950%, 03/15/2025	1,000,000	963,418
EMD Finance LLC (a) 3.250%, 03/19/2025	1,000,000	977,560
Zimmer Holdings Inc. 3.550%, 04/01/2025	2,000,000	1,947,974
Amgen Inc. 3.125%, 05/01/2025	1,000,000	973,178
Eli Lilly and Co. 2.750%, 06/01/2025	1,000,000	974,798
Gilead Sciences Inc. 3.650%, 03/01/2026	1,000,000	1,013,937
Johnson & Johnson 2.450%, 03/01/2026	500,000	478,216
Stryker Corp. 3.500%, 03/15/2026	1,000,000	1,009,440
CR Bard Inc. 3.000%, 05/15/2026	1,500,000	1,431,765
Roche Holdings Inc. (a) 2.625%, 05/15/2026	1,500,000	1,442,878
Pfizer Inc. 2.750%, 06/03/2026	1,500,000	1,456,260
Baxter International Inc. 2.600%, 08/15/2026	1,000,000	923,175
Amgen Inc. 2.600%, 08/19/2026	1,000,000	919,737
Abbott Laboratories 3.750%, 11/30/2026	1,000,000	993,091

124	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

	Principal amount	Value
Corporate Bonds (Cont.)
Health Care (Cont.)
Gilead Sciences Inc. 2.950%, 03/01/2027	$1,000,000	$957,059

		55,924,454

Machinery & Manufacturing (3.80%)
Eaton Corp. 5.300%, 03/15/2017	1,000,000	1,007,536
Cooper U.S. Inc. 6.100%, 07/01/2017	500,000	511,192
Caterpillar Financial Services Corp. 5.850%, 09/01/2017	500,000	514,608
John Deere Capital Corp. 2.800%, 09/18/2017	2,000,000	2,023,172
Covidien International 6.000%, 10/15/2017	500,000	517,810
Thermo Fisher Scientific Inc. 2.400%, 02/01/2019	1,000,000	1,007,602
John Deere Capital Corp. 1.700%, 01/15/2020	1,000,000	988,526
Danaher Corp. 2.400%, 09/15/2020	500,000	501,054
Cooper U.S. Inc. 3.875%, 12/15/2020	1,000,000	1,043,296
Dover Corp. 4.300%, 03/01/2021	1,000,000	1,066,121
Caterpillar Inc. 3.900%, 05/27/2021	1,000,000	1,054,541
Illinois Tool Works Inc. 3.375%, 09/15/2021	1,000,000	1,043,666
Bemis Company Inc. 4.500%, 10/15/2021	1,000,000	1,063,443
Thermo Fisher Scientific Inc. 3.300%, 02/15/2022	500,000	507,986
Deere & Co. 2.600%, 06/08/2022	1,000,000	995,144
Covidien International 3.200%, 06/15/2022	2,000,000	2,047,890
3M Co. 2.000%, 06/26/2022	1,500,000	1,470,360
Parker Hannifin Corp. 3.500%, 09/15/2022	1,000,000	1,040,781
Thermo Fisher Scientific Inc. 3.150%, 01/15/2023	2,000,000	2,001,958
Caterpillar Financial Services Corp. 2.625%, 03/01/2023	2,000,000	1,967,024
John Deere Capital Corp. 2.800%, 03/06/2023	1,000,000	1,000,027
Covidien International 2.950%, 06/15/2023	3,000,000	2,967,324
Caterpillar Inc. 3.400%, 05/15/2024	1,000,000	1,029,785
Parker Hannifin Corp. 3.300%, 11/21/2024	500,000	506,338

	Principal amount	Value
Corporate Bonds (Cont.)
Machinery & Manufacturing (Cont.)
3M Co. 3.000%, 08/07/2025	$1,000,000	$1,006,592
John Deere Capital Corp. 3.400%, 09/11/2025	1,000,000	1,029,508
2.650%, 06/10/2026	500,000	480,644
Caterpillar Financial Services Corp. 2.400%, 08/09/2026	1,000,000	939,648
Bemis Company Inc. 3.100%, 09/15/2026	1,000,000	960,124
Thermo Fisher Scientific Inc. 2.950%, 09/19/2026	500,000	472,125

		32,765,825

Media & Broadcasting (2.69%)
Time Warner Inc. 2.100%, 06/01/2019	1,500,000	1,499,094
S&P Global Inc. 3.300%, 08/14/2020	1,000,000	1,019,588
Walt Disney Co., The 2.750%, 08/16/2021	2,000,000	2,035,968
Thomson Reuters Corp. 3.950%, 09/30/2021	1,000,000	1,039,022
Walt Disney Co., The 2.550%, 02/15/2022	1,000,000	1,004,061
Comcast Corp. 3.125%, 07/15/2022	2,000,000	2,041,828
Reed Elsevier Capital 3.125%, 10/15/2022	2,000,000	1,981,988
Comcast Corp. 2.850%, 01/15/2023	1,000,000	997,404
Thomson Reuters Corp. 4.300%, 11/23/2023	1,000,000	1,046,164
Time Warner Inc. 3.550%, 06/01/2024	1,500,000	1,487,802
Thomson Reuters Corp. 3.850%, 09/29/2024	1,000,000	1,020,295
Comcast Corp. 3.375%, 02/15/2025	2,000,000	2,021,092
S&P Global Inc. 4.000%, 06/15/2025	1,500,000	1,541,070
Time Warner Inc. 3.600%, 07/15/2025	1,000,000	994,400
S&P Global Inc. 4.400%, 02/15/2026	1,000,000	1,057,855
Thomson Reuters Corp. 3.350%, 05/15/2026	1,000,000	971,424
Walt Disney Co., The 1.850%, 07/30/2026	500,000	450,147
Comcast Corp. 2.350%, 01/15/2027	500,000	460,915

See accompanying notes to financial statements.	125

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

	Principal amount	Value
Corporate Bonds (Cont.)
Media & Broadcasting (Cont.)
S&P Global Inc. (a) 2.950%, 01/22/2027	$500,000	$467,502

		23,137,619

Mining & Metals (1.42%)
BHP Billiton Finance USA Ltd. 5.400%, 03/29/2017	500,000	504,470
2.050%, 09/30/2018	500,000	502,802
Rio Tinto Finance USA Ltd. 3.500%, 11/02/2020	1,000,000	1,034,650
4.125%, 05/20/2021	2,000,000	2,126,770
Barrick NA Finance LLC 4.400%, 05/30/2021	1,000,000	1,050,855
BHP Billiton Finance USA Ltd. 3.250%, 11/21/2021	1,500,000	1,545,420
Alcoa Inc. 5.870%, 02/23/2022	750,000	802,500
Barrick Gold Corp. 3.850%, 04/01/2022	1,000,000	1,014,512
4.100%, 05/01/2023	2,000,000	2,051,682
BHP Billiton Finance USA Ltd. 3.850%, 09/30/2023	500,000	529,170
Rio Tinto Finance USA Ltd. 3.750%, 06/15/2025	1,000,000	1,029,807

		12,192,638

Oil & Gas (6.62%)
Shell International Finance 5.200%, 03/22/2017	500,000	504,092
Canadian Natural Resources 5.700%, 05/15/2017	500,000	507,444
EOG Resources Inc. 5.875%, 09/15/2017	500,000	514,776
Husky Energy Inc. 6.200%, 09/15/2017	500,000	516,596
Chevron Corp. 1.718%, 06/24/2018	2,000,000	2,006,124
Shell International Finance 1.900%, 08/10/2018	1,500,000	1,509,164
Total Capital SA 2.125%, 08/10/2018	1,000,000	1,007,659
Chevron Corp. 4.950%, 03/03/2019	1,000,000	1,068,570
ConocoPhillips 6.000%, 01/15/2020	500,000	552,169
Marathon Oil Corp. 2.700%, 06/01/2020	1,000,000	1,001,331
Chevron Corp. 2.427%, 06/24/2020	2,000,000	2,019,308
Trans-Canada Pipelines 3.800%, 10/01/2020	1,000,000	1,043,789
Apache Corp. 3.625%, 02/01/2021	500,000	518,500
Occidental Petroleum Corp. 4.100%, 02/01/2021	1,000,000	1,062,273

	Principal amount	Value
Corporate Bonds (Cont.)
Oil & Gas (Cont.)
Statoil ASA 2.750%, 11/10/2021	$1,000,000	$1,009,966
Canadian Natural Resources 3.450%, 11/15/2021	1,000,000	1,022,232
Apache Corp. 3.250%, 04/15/2022	724,000	735,373
Devon Energy Corp. 3.250%, 05/15/2022	1,500,000	1,490,482
Trans-Canada Pipelines 2.500%, 08/01/2022	2,000,000	1,953,048
Chevron Corp. 2.355%, 12/05/2022	2,000,000	1,962,718
Shell International Finance 2.250%, 01/06/2023	1,500,000	1,449,552
Total Capital International SA 2.700%, 01/25/2023	1,000,000	989,626
Occidental Petroleum Corp. 2.700%, 02/15/2023	2,000,000	1,980,612
EOG Resources Inc. 2.625%, 03/15/2023	2,000,000	1,938,828
Total Capital Canada Ltd. 2.750%, 07/15/2023	1,500,000	1,484,356
Shell International Finance 3.400%, 08/12/2023	500,000	513,092
Trans-Canada Pipelines 3.750%, 10/16/2023	1,000,000	1,034,934
Total Capital International SA 3.700%, 01/15/2024	1,000,000	1,044,133
Exxon Mobil Corp. 3.176%, 03/15/2024	1,000,000	1,012,251
Canadian Natural Resources 3.800%, 04/15/2024	1,000,000	996,569
Ensco PLC 4.500%, 10/01/2024	2,000,000	1,715,000
Statoil ASA 3.250%, 11/10/2024	500,000	506,786
ConocoPhillips Co. 3.350%, 11/15/2024	1,500,000	1,491,362
Suncor Energy Inc. 3.600%, 12/01/2024	1,000,000	1,024,734
Canadian Natural Resources 3.900%, 02/01/2025	1,000,000	1,002,956
Woodside Finance Ltd. (a) 3.650%, 03/05/2025	2,000,000	1,953,768
Ensco PLC 5.200%, 03/15/2025	500,000	431,835
Shell International Finance 3.250%, 05/11/2025	1,500,000	1,498,770
ConocoPhillips Co. 3.350%, 05/15/2025	1,000,000	986,766
Marathon Oil Corp. 3.850%, 06/01/2025	1,000,000	969,731
Occidental Petroleum Corp. 3.500%, 06/15/2025	500,000	507,062

126	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

	Principal amount	Value
Corporate Bonds (Cont.)
Oil & Gas (Cont.)
Florida Gas Transmission Co. (a) 4.350%, 07/15/2025	$1,500,000	$1,511,838
Devon Energy Corp. 5.850%, 12/15/2025	1,000,000	1,136,137
Exxon Mobil Corp. 3.043%, 03/01/2026	2,000,000	1,997,290
Occidental Petroleum Corp. 3.400%, 04/15/2026	1,000,000	1,007,544
Shell International Finance 2.875%, 05/10/2026	2,000,000	1,933,584
Chevron Corp. 2.954%, 05/16/2026	1,500,000	1,475,508
Woodside Finance Ltd. (a) 3.700%, 09/15/2026	1,000,000	977,897
Occidental Petroleum Corp. 3.000%, 02/15/2027	500,000	483,788

		57,061,923

Retailers (4.05%)
McDonald’s Corp. 5.300%, 03/15/2017	500,000	504,203
Home Depot Inc. 2.250%, 09/10/2018	1,000,000	1,013,520
CVS Caremark Corp. 2.250%, 12/05/2018	1,000,000	1,008,765
McDonald’s Corp. 1.875%, 05/29/2019	500,000	498,987
Costco Wholesale Corp. 1.700%, 12/15/2019	2,000,000	1,997,878
Home Depot Inc. 3.950%, 09/15/2020	1,000,000	1,063,579
Wal-Mart Stores Inc. 3.250%, 10/25/2020	2,000,000	2,084,414
Home Depot Inc. 4.400%, 04/01/2021	1,000,000	1,084,298
TJX Companies Inc., The 2.750%, 06/15/2021	1,500,000	1,526,010
Lowe’s Companies Inc. 3.800%, 11/15/2021	1,000,000	1,061,668
Walgreens Boots Alliance Inc. 3.300%, 11/18/2021	1,000,000	1,018,771
McDonald’s Corp. 2.625%, 01/15/2022	1,000,000	997,053
Lowe’s Companies Inc. 3.120%, 04/15/2022	1,000,000	1,024,521
Home Depot Inc. 2.625%, 06/01/2022	500,000	502,410
Walgreen Co. 3.100%, 09/15/2022	2,000,000	1,999,706
CVS Caremark Corp. 2.750%, 12/01/2022	2,000,000	1,970,250
Home Depot Inc. 2.700%, 04/01/2023	3,000,000	3,000,624
Wal-Mart Stores Inc. 2.550%, 04/11/2023	2,000,000	1,984,894

	Principal amount	Value
Corporate Bonds (Cont.)
Retailers (Cont.)
Lowe’s Companies Inc. 3.875%, 09/15/2023	$1,000,000	$1,061,742
CVS Health Corp. 3.375%, 08/12/2024	1,500,000	1,504,629
Lowe’s Companies Inc. 3.125%, 09/15/2024	1,000,000	1,005,096
Walgreens Boots Alliance Inc. 3.800%, 11/18/2024	500,000	508,888
McDonald’s Corp. 3.375%, 05/26/2025	2,000,000	2,005,872
CVS Health Corp. 3.875%, 07/20/2025	1,000,000	1,031,600
Lowe’s Companies Inc. 3.375%, 09/15/2025	1,000,000	1,017,139
Home Depot Inc. 3.000%, 04/01/2026	1,000,000	998,081
CVS Health Corp. 2.875%, 06/01/2026	1,000,000	953,167
Walgreens Boots Alliance Inc. 3.450%, 06/01/2026	500,000	490,800

		34,918,565

Telecom & Telecom Equipment (3.10%)
AT&T Inc. 2.375%, 11/27/2018	1,000,000	1,008,737
Vodafone Group PLC 5.450%, 06/10/2019	500,000	538,810
Verizon Communications Inc. 2.625%, 02/21/2020	1,073,000	1,083,294
Cisco Systems Inc. 2.450%, 06/15/2020	1,000,000	1,010,088
Verizon Communications Inc. 4.500%, 09/15/2020	1,000,000	1,070,113
Telefonica Emisiones SAU 5.462%, 02/16/2021	1,000,000	1,090,072
Vodafone Group PLC 4.375%, 03/16/2021	2,000,000	2,120,756
AT&T Inc. 4.450%, 05/15/2021	1,000,000	1,057,575
Deutsche Telekom International Finance BV (a) 1.950%, 09/19/2021	1,000,000	963,581
AT&T Inc. 3.000%, 02/15/2022	1,000,000	990,239
Vodafone Group PLC 2.500%, 09/26/2022	1,000,000	959,025
Verizon Communications Inc. 2.450%, 11/01/2022	2,500,000	2,414,770
AT&T Inc. 2.625%, 12/01/2022	1,000,000	958,819
Vodafone Group PLC 2.950%, 02/19/2023	1,000,000	969,615
Verizon Communications inc. 5.150%, 09/15/2023	1,000,000	1,105,743

See accompanying notes to financial statements.	127

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

	Principal amount	Value
Corporate Bonds (Cont.)
Telecom & Telecom Equipment (Cont.)
AT&T Inc. 3.900%, 03/11/2024	$2,000,000	$2,022,290
Verizon Communications Inc. 4.150%, 03/15/2024	1,000,000	1,044,982
3.500%, 11/01/2024	1,000,000	996,792
AT&T Inc. 3.400%, 05/15/2025	2,000,000	1,927,646
Cisco Systems Inc. 3.500%, 06/15/2025	1,000,000	1,035,853
2.950%, 02/28/2026	500,000	495,137
Verizon Communications Inc. 2.625%, 08/15/2026	1,500,000	1,380,828
Cisco Systems Inc. 2.500%, 09/20/2026	500,000	475,555

		26,720,320

Transportation (3.27%)
JB Hunt Transport Services Inc. 2.400%, 03/15/2019	500,000	501,400
United Parcel Service Inc. 3.125%, 01/15/2021	1,500,000	1,550,306
Burlington Northern Santa Fe 3.050%, 03/15/2022	1,000,000	1,024,452
Norfolk Southern Corp. 3.000%, 04/01/2022	2,000,000	2,022,322
JB Hunt Transport Services Inc. 3.300%, 08/15/2022	1,000,000	1,003,974
Burlington Northern Santa Fe 3.050%, 09/01/2022	500,000	510,608
United Parcel Service Inc. 2.450%, 10/01/2022	2,000,000	1,991,744
Canadian National Railway Co. 2.250%, 11/15/2022	2,000,000	1,943,014
Union Pacific Corp. 2.950%, 01/15/2023	2,000,000	2,017,660
Burlington Northern Santa Fe 3.000%, 03/15/2023	2,000,000	2,024,282
Union Pacific Corp. 2.750%, 04/15/2023	2,000,000	1,985,822
Burlington Northern Santa Fe 3.850%, 09/01/2023	2,000,000	2,117,916
CSX Corp. 3.700%, 11/01/2023	1,000,000	1,037,812
Norfolk Southern Corp. 3.850%, 01/15/2024	1,000,000	1,041,277
JB Hunt Transport Services Inc. 3.850%, 03/15/2024	500,000	507,192
CSX Corp. 3.400%, 08/01/2024	1,000,000	1,018,621
Burlington Northern Santa Fe 3.000%, 04/01/2025	1,000,000	997,501
Union Pacific Corp. 3.250%, 08/15/2025	500,000	507,558
Canadian National Railway Co. 2.750%, 03/01/2026	1,000,000	976,092

	Principal amount	Value
Corporate Bonds (Cont.)
Transportation (Cont.)
Union Pacific Corp. 2.750%, 03/01/2026	$1,000,000	$975,124
FedEx Corp. 3.250%, 04/01/2026	500,000	496,569
Norfolk Southern Corp. 2.900%, 06/15/2026	1,000,000	962,298
CSX Corp. 2.600%, 11/01/2026	1,000,000	936,115

		28,149,659

Utilities & Energy (11.04%)
Georgia Power Co. 5.700%, 06/01/2017	500,000	509,069
Jersey Central Power & Light 5.650%, 06/01/2017	1,000,000	1,015,663
Atmos Energy Corp. 6.350%, 06/15/2017	500,000	511,400
Kansas City Power & Light Co. 5.850%, 06/15/2017	1,000,000	1,018,372
Union Electric Co. 6.400%, 06/15/2017	500,000	511,263
Florida Power Corp. 5.800%, 09/15/2017	500,000	515,636
Virginia Electric & Power Co. 5.950%, 09/15/2017	500,000	515,186
NSTAR Electric Co. 5.625%, 11/15/2017	500,000	517,198
Pacific Gas & Electric 5.625%, 11/30/2017	500,000	518,550
Equitable Resources Inc. 5.150%, 03/01/2018	500,000	515,444
Southern California Gas Co. 5.450%, 04/15/2018	500,000	523,886
Pacificorp 5.650%, 07/15/2018	500,000	530,106
Public Service Electric and Gas Co. 2.300%, 09/15/2018	1,000,000	1,010,878
Pacific Gas & Electric 8.250%, 10/15/2018	500,000	555,066
MidAmerican Energy Co. 2.400%, 03/15/2019	1,000,000	1,012,182
Alabama Power Co. 3.375%, 10/01/2020	1,000,000	1,033,292
Pacific Gas & Electric 3.500%, 10/01/2020	1,000,000	1,037,538
Kentucky Utilities Co. 3.250%, 11/01/2020	1,000,000	1,032,849
Public Service Company of Colorado 3.200%, 11/15/2020	1,000,000	1,032,433
Appalachian Power Co. 4.600%, 03/30/2021	500,000	535,479
Commonwealth Edison Co. 3.400%, 09/01/2021	1,000,000	1,037,697
Pacific Gas & Electric 3.250%, 09/15/2021	1,000,000	1,028,212

128	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

	Principal amount	Value
Corporate Bonds (Cont.)
Utilities & Energy (Cont.)
Southern California Edison Co. 2.400%, 02/01/2022	$1,000,000	$997,132
Carolina Power & Light Co. 2.800%, 05/15/2022	1,000,000	1,011,106
Georgia Power Co. 2.850%, 05/15/2022	2,000,000	1,997,008
Detroit Edison Co. 2.650%, 06/15/2022	500,000	503,222
CenterPoint Energy Houston LLC 2.250%, 08/01/2022	2,000,000	1,955,752
Baltimore Gas & Electric Co. 2.800%, 08/15/2022	1,500,000	1,506,579
Pacific Gas & Electric 2.450%, 08/15/2022	1,000,000	987,796
Ameren Illinois Co. 2.700%, 09/01/2022	2,000,000	2,006,020
PPL Electric Utilities 2.500%, 09/01/2022	500,000	491,962
Tampa Electric Co. 2.600%, 09/15/2022	500,000	491,912
NSTAR Electric Co. 2.375%, 10/15/2022	1,000,000	982,074
Wisconsin Power & Light 2.250%, 11/15/2022	1,600,000	1,559,184
Connecticut Light & Power 2.500%, 01/15/2023	1,000,000	978,899
Indiana Michigan Power Co. 3.200%, 03/15/2023	2,500,000	2,524,000
Kansas City Power & Light Co. 3.150%, 03/15/2023	2,000,000	1,985,050
Public Service Company of Colorado 2.500%, 03/15/2023	2,000,000	1,970,074
Virginia Electric & Power Co. 2.750%, 03/15/2023	2,000,000	1,984,042
Northern States Power Co. 2.600%, 05/15/2023	1,000,000	989,335
Public Service Electric and Gas Co. 2.375%, 05/15/2023	3,000,000	2,932,296
Florida Power & Light Co. 2.750%, 06/01/2023	2,000,000	2,001,436
Pacificorp 2.950%, 06/01/2023	1,000,000	1,005,402
Pacific Gas & Electric 3.250%, 06/15/2023	2,000,000	2,040,442
Baltimore Gas & Electric Co. 3.350%, 07/01/2023	3,000,000	3,070,971
Consumers Energy Co. 3.375%, 08/15/2023	1,000,000	1,031,305
Laclede Gas Co. 3.400%, 08/15/2023	1,000,000	1,019,246
Duke Energy Ohio Inc. 3.800%, 09/01/2023	1,200,000	1,259,557
San Diego Gas & Electric Co. 3.600%, 09/01/2023	2,000,000	2,093,658
Nabors Industries Inc. 5.100%, 09/15/2023	2,000,000	1,995,620

	Principal amount	Value
Corporate Bonds (Cont.)
Utilities & Energy (Cont.)
DTE Electric Co. 3.650%, 03/15/2024	$2,000,000	$2,084,282
Florida Power & Light Co. 3.250%, 06/01/2024	1,000,000	1,020,470
Arizona Public Service Co. 3.350%, 06/15/2024	500,000	510,188
Pacific Gas & Electric 3.400%, 08/15/2024	1,000,000	1,021,830
Southern California Gas Co. 3.150%, 09/15/2024	1,000,000	1,015,784
Commonwealth Edison Co. 3.100%, 11/01/2024	1,000,000	1,001,612
Consolidated Edison Co. of New York 3.300%, 12/01/2024	500,000	508,214
Interstate Power & Light Co. 3.250%, 12/01/2024	1,000,000	1,002,626
Ameren Illinois Co. 3.250%, 03/01/2025	500,000	505,113
Alabama Power Co. 2.800%, 04/01/2025	1,000,000	973,822
Arizona Public Service Co. 3.150%, 05/15/2025	500,000	501,288
Public Service Company of Colorado 2.900%, 05/15/2025	500,000	495,082
Virginia Electric & Power Co. 3.100%, 05/15/2025	1,000,000	993,444
Appalachian Power Co. 3.400%, 06/01/2025	1,000,000	1,012,722
Wisconsin Electric Power 3.100%, 06/01/2025	1,000,000	998,116
Public Service Company of New Mexico 3.850%, 08/01/2025	1,500,000	1,554,990
Duke Energy Progress LLC 3.250%, 08/15/2025	2,000,000	2,030,886
Interstate Power & Light Co. 3.400%, 08/15/2025	1,000,000	1,009,848
Kansas City Power & Light Co. 3.650%, 08/15/2025	1,000,000	1,001,161
AEP Texas Central Co. (a) 3.850%, 10/01/2025	500,000	513,351
Florida Power & Light Co. 3.125%, 12/01/2025	1,000,000	1,011,043
Jersey Central Power & Light (a) 4.300%, 01/15/2026	1,000,000	1,035,252
Virginia Electric & Power Co. 3.150%, 01/15/2026	1,500,000	1,489,221
Georgia Power Co. 3.250%, 04/01/2026	1,000,000	1,004,952
San Diego Gas & Electric Co. 2.500%, 05/15/2026	500,000	479,216
NSTAR Electric Co. 2.700%, 06/01/2026	1,000,000	961,199
San Diego Gas & Electric Co. 6.000%, 06/01/2026	500,000	607,987

See accompanying notes to financial statements.	129

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

	Principal amount	Value
Corporate Bonds (Cont.)
Utilities & Energy (Cont.)
Commonwealth Edison Co. 2.550%, 06/15/2026	$1,000,000	$952,712
Southern California Gas Co. 2.600%, 06/15/2026	1,000,000	960,038
Westar Energy Inc. 2.550%, 07/01/2026	1,000,000	940,587
Baltimore Gas & Electric Co. 2.400%, 08/15/2026	1,000,000	933,682
KeySpan Gas East Corp. (a) 2.742%, 08/15/2026	1,000,000	949,337
CenterPoint Energy Houston Electric LLC 2.400%, 09/01/2026	1,000,000	938,535
Arizona Public Service Co. 2.550%, 09/15/2026	1,000,000	943,461
Public Service Electric and Gas Co. 2.250%, 09/15/2026	1,000,000	927,958
Northern States Power Co. 6.200%, 07/01/2037	1,000,000	1,298,397

		95,076,885

Total Corporate Bonds
(cost $619,819,967)		623,351,673

Government Agency Securities (b) (12.75%)
Agency Commercial Mortgage-Backed Securities (8.33%)
Federal Home Loan Mortgage Corp. 2.373%, 05/25/2022	10,000,000	10,017,630
2.682%, 10/25/2022	10,000,000	10,131,070
2.673%, 03/25/2026	2,000,000	1,961,334
3.300%, 10/25/2026	1,500,000	1,543,455
Federal National Mortgage Association 3.044%, 01/25/2022	10,000,000	10,261,900
2.715%, 02/25/2022	7,000,000	7,075,467
2.482%, 04/25/2022	10,000,000	10,024,910
2.377%, 05/25/2022	10,000,000	9,933,140
2.509%, 11/25/2022	10,000,000	9,876,460
2.477%, 09/25/2026 (c)	1,000,000	959,980

		71,785,346

Agency Mortgage-Backed Securities (3.57%)
Federal Home Loan Mortgage Corp. 5.000%, 09/01/2018	18,264	18,715
5.000%, 09/01/2018	10,067	10,314
4.500%, 11/01/2018	33,508	34,449
5.500%, 11/01/2018	10,684	10,922
5.000%, 01/01/2019	17,853	18,310
5.000%, 04/01/2019	19,616	20,097
4.500%, 05/01/2019	22,407	22,989
4.000%, 05/01/2019	13,750	14,108
5.500%, 06/01/2019	20,824	21,384
5.000%, 01/01/2020	23,049	23,822
5.500%, 04/01/2020	38,518	40,377
5.500%, 07/01/2020	60,420	63,002
5.000%, 05/01/2021	78,356	82,115
6.000%, 07/01/2021	68,488	73,091
4.500%, 05/01/2024	180,010	190,998

	Principal amount	Value
Government Agency Securities (Cont.)
Agency Mortgage-Backed Securities (Cont.)
4.500%, 05/01/2024	$79,123	$84,015
4.500%, 09/01/2024	180,403	190,528
4.000%, 10/01/2024	271,599	286,090
4.000%, 01/01/2025	194,112	204,175
4.000%, 07/01/2025	204,072	214,698
4.500%, 08/01/2025	198,837	209,581
3.500%, 04/01/2026	341,781	356,973
2.500%, 02/01/2027	3,024,021	3,033,937
6.000%, 11/01/2028	5,927	6,727
6.500%, 06/01/2029	13,004	14,687
7.500%, 12/01/2030	826	860
6.500%, 09/01/2031	2,131	2,472
6.000%, 11/01/2032	20,207	23,103
6.000%, 12/01/2032	10,724	12,229
5.500%, 05/01/2033	167,412	186,872
5.500%, 07/01/2033	191,821	213,984
5.000%, 08/01/2033	67,093	73,697
5.500%, 03/01/2034	33,584	37,743
5.000%, 04/01/2034	34,948	38,029
6.000%, 07/01/2034	153,720	173,688
5.500%, 05/01/2035	269,012	304,117
5.000%, 05/01/2035	188,246	207,237
4.500%, 08/01/2035	54,609	58,835
5.000%, 10/01/2035	38,591	42,138
6.500%, 08/01/2036	80,078	91,653
5.500%, 10/01/2037	72,811	81,163
5.500%, 11/01/2037	96,843	107,934
6.000%, 01/01/2038	45,153	51,236
6.000%, 01/01/2038	34,331	38,784
4.500%, 06/01/2039	374,277	404,040
5.000%, 06/01/2039	252,658	275,174
4.500%, 10/01/2039	482,965	519,897
5.000%, 10/01/2039	400,040	435,787
5.000%, 01/01/2040	218,568	238,147
4.500%, 02/01/2040	165,420	178,500
4.000%, 07/01/2041	998,312	1,054,023
Federal National Mortgage Association 5.500%, 01/01/2017	229	229
6.500%, 01/01/2017	63	63
5.500%, 02/01/2017	64	64
5.000%, 03/01/2017	656	671
6.000%, 04/01/2017	227	228
5.500%, 01/01/2018	4,473	4,529
5.000%, 02/01/2018	7,125	7,292
5.000%, 05/01/2018	23,718	24,273
4.500%, 05/01/2018	18,157	18,661
5.000%, 05/01/2018	17,792	18,208
4.500%, 05/01/2018	15,049	15,467
5.000%, 05/01/2018	9,722	9,960
4.500%, 03/01/2019	20,780	21,359
5.500%, 10/01/2019	94,512	97,653
5.000%, 11/01/2019	51,743	53,492
4.500%, 12/01/2019	32,277	33,390
5.000%, 06/01/2020	89,180	92,908
4.500%, 09/01/2020	44,471	46,465
5.500%, 05/01/2021	84,702	89,024

130	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

	Principal amount	Value
Government Agency Securities (Cont.)
Agency Mortgage-Backed Securities (Cont.)
4.500%, 04/01/2023	$15,692	$16,360
5.000%, 01/01/2024	121,974	129,437
4.500%, 04/01/2024	34,822	37,004
4.000%, 06/01/2024	132,824	140,236
5.000%, 10/01/2024	220,960	234,490
4.500%, 11/01/2024	170,139	179,882
3.500%, 12/01/2025	304,671	317,953
3.000%, 12/01/2026	710,938	731,089
7.500%, 09/01/2029	11,867	13,385
8.000%, 03/01/2030	3,069	3,173
6.500%, 05/01/2030	9,641	11,075
6.500%, 08/01/2031	647	732
6.500%, 10/01/2031	6,909	7,857
6.000%, 11/01/2031	7,752	8,776
7.000%, 01/01/2032	13,307	15,728
3.000%, 02/01/2032	3,513,238	3,584,827
3.000%, 02/01/2032	2,731,483	2,786,730
6.000%, 03/01/2032	10,594	12,001
6.500%, 03/01/2032	3,208	3,638
6.500%, 04/01/2032	23,018	26,041
7.000%, 04/01/2032	10,968	12,032
6.500%, 05/01/2032	66,218	74,917
6.000%, 05/01/2032	6,314	7,236
7.000%, 06/01/2032	19,605	22,763
6.500%, 06/01/2032	2,301	2,603
6.500%, 07/01/2032	7,911	8,950
6.000%, 08/01/2032	65,986	76,427
5.500%, 10/01/2032	74,625	83,768
6.500%, 10/01/2032	47,177	53,375
6.000%, 11/01/2032	39,121	44,709
6.000%, 01/01/2033	29,772	33,682
5.500%, 03/01/2033	28,459	31,863
5.500%, 03/01/2033	21,310	23,860
6.000%, 04/01/2033	36,043	40,806
5.000%, 05/01/2033	102,514	112,296
5.000%, 05/01/2033	23,780	25,924
5.000%, 08/01/2033	117,050	127,445
5.500%, 10/01/2033	73,084	81,938
5.000%, 03/01/2034	167,257	182,381
5.500%, 05/01/2034	162,716	182,774
6.000%, 07/01/2034	88,985	101,661
5.500%, 12/01/2034	203,903	227,824
5.500%, 04/01/2035	117,268	131,641
5.000%, 07/01/2035	111,398	121,293
5.500%, 07/01/2035	108,908	122,039
5.000%, 10/01/2035	95,395	104,120
5.000%, 11/01/2035	32,709	35,727
6.000%, 08/01/2036	49,266	55,797
6.000%, 12/01/2037	21,932	24,813
5.500%, 02/01/2038	91,223	101,962
5.500%, 06/01/2038	231,520	258,600
4.500%, 03/01/2039	409,819	444,279
5.000%, 05/01/2039	338,690	370,117
4.500%, 05/01/2039	212,277	228,980
5.000%, 11/01/2039	622,393	689,825
4.500%, 01/01/2040	297,510	320,439

	Principal amount	Value
Government Agency Securities (Cont.)
Agency Mortgage-Backed Securities (Cont.)
4.500%, 09/01/2040	$584,615	$630,099
3.500%, 01/01/2041	1,160,270	1,196,534
4.500%, 04/01/2041	389,179	420,284
5.000%, 05/01/2041	411,316	449,915
4.000%, 11/01/2041	1,092,152	1,148,017
Government National Mortgage Association 6.000%, 05/15/2017	2,199	2,205
6.500%, 06/15/2028	20,696	23,915
6.000%, 11/15/2028	10,663	12,137
6.500%, 03/15/2029	25,828	29,582
7.000%, 06/15/2029	15,921	16,129
7.500%, 08/20/2030	5,936	7,215
6.000%, 01/15/2032	9,866	11,443
5.500%, 10/15/2033	101,095	113,799
5.000%, 11/20/2033	167,518	186,608
6.000%, 12/20/2033	53,782	62,582
5.500%, 11/15/2038	132,352	147,943
5.000%, 09/15/2039	337,436	371,267
4.500%, 10/15/2039	492,884	533,263
5.000%, 12/15/2039	140,639	154,749
4.000%, 09/20/2040	1,216,352	1,304,590
4.500%, 03/20/2041	246,508	265,683
5.000%, 05/20/2041	197,416	217,118

		30,765,739

Agency Notes & Bonds (0.85%)
Federal National Mortgage Association 5.500%, 05/10/2027	5,000,000	5,077,650
7.125%, 01/15/2030	500,000	713,483
Tennessee Valley Authority 1.750%, 10/15/2018	1,500,000	1,512,873

		7,304,006

Total Government Agency Securities
(cost $108,610,908)		109,855,091

U.S. Treasury Obligations (12.92%)
8.125%, 08/15/2019	750,000	879,697
6.875%, 08/15/2025	5,000,000	6,764,845
2.750%, 05/31/2017	5,000,000	5,043,360
4.250%, 11/15/2017	12,000,000	12,346,872
3.500%, 02/15/2018	9,000,000	9,252,423
3.875%, 05/15/2018	2,000,000	2,078,046
3.750%, 11/15/2018	17,000,000	17,810,815
1.625%, 04/30/2019	5,000,000	5,039,060
1.625%, 06/30/2020	5,000,000	5,002,345
2.625%, 08/15/2020	5,000,000	5,169,920
1.375%, 04/30/2021	5,000,000	4,904,885
1.625%, 10/31/2023	2,500,000	2,405,175
2.375%, 08/15/2024	10,000,000	10,046,480
2.250%, 11/15/2024	5,000,000	4,969,335
2.000%, 02/15/2025	10,000,000	9,732,810
2.250%, 11/15/2025	10,000,000	9,871,880

Total U.S. Treasury Obligations
(cost $110,752,154)		111,317,948

See accompanying notes to financial statements.	131

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

	Shares	Value
Short-term Investments (1.44%)
JPMorgan U.S. Government Money Market Fund Capital Shares	12,394,455	$12,394,455

Total Short-term Investments
(cost $12,394,455)		12,394,455

TOTAL INVESTMENTS (99.46%)
(cost $851,577,484)		856,919,167
OTHER ASSETS, NET OF LIABILITIES (0.54%)		4,678,913

NET ASSETS (100.00%)		$861,598,080

(a)	Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2016, the value of these securities amounted to $23,036,420 or 2.67% of net assets.

(b)	The obligations of the Government National Mortgage Association (“Ginnie Mae”) are backed by the full faith and credit of the U.S. Government. The obligations of the remaining U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 6, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corp. (“Freddie Mac”) into conservatorship. The United States Treasury has put in place a set of financing agreements to help ensure that these entities continue to meet their obligations to holders of bonds they have issued or guaranteed.

(c)	In accordance with the Trust’s valuation procedures, State Farm Investment Management Corp. (“SFIMC”) determined the fair value for the security considering the facts and circumstances related to the particular security.

132	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS

December 31, 2016

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (97.10%)
Alabama (2.71%)
City of Tuscaloosa, Alabama, General Obligation Warrants, Series 2010-A	4.750%	07/01/2024	Aa1	$1,025,000	$1,113,540
City of Madison (Alabama), General Obligation School Warrants, Series 2009	5.250%	02/01/2026	Aa2	100,000	107,579
City of Madison (Alabama), General Obligation School Warrants, Series 2009 (Prerefunded to 02-01-2019 @ 100) (b)	5.250%	02/01/2026	NR	400,000	431,340
City of Huntsville, Alabama, General Obligation Warrants, Series 2007-A (Prerefunded to 05-01-2017 @ 100) (b)	4.750%	05/01/2027	Aaa	2,000,000	2,024,960
City of Florence (Alabama), Water and Sewer Revenue Warrants, Series 2011	5.000%	08/15/2028	A1	940,000	1,034,338
City of Athens, Alabama, Electric Revenue Warrants, Series 2015	4.000%	06/01/2029	A+	695,000	722,077
City of Madison (Alabama), General Obligation School Warrants, Series 2009	5.125%	02/01/2030	Aa2	475,000	508,787
City of Madison (Alabama), General Obligation School Warrants, Series 2009 (Prerefunded to 02-01-2019 @ 100) (b)	5.125%	02/01/2030	NR	1,830,000	1,968,732
City of Athens, Alabama, Electric Revenue Warrants, Series 2015	4.000%	06/01/2030	A+	720,000	744,235
City of Madison (Alabama), General Obligation School Warrants, Series 2009	5.250%	02/01/2031	Aa2	210,000	225,515
City of Madison (Alabama), General Obligation School Warrants, Series 2009 (Prerefunded to 02-01-2019 @ 100) (b)	5.250%	02/01/2031	NR	790,000	851,897
City of Athens, Alabama, Electric Revenue Warrants, Series 2015	4.250%	06/01/2031	A+	750,000	784,402
City of Athens, Alabama, Electric Revenue Warrants, Series 2015	4.500%	06/01/2032	A+	780,000	825,256
The Board of Trustees of the University of Alabama, University of Alabama at Birmingham, General Revenue Bonds, Series 2016-B	5.000%	10/01/2034	Aa2	3,000,000	3,410,970

					14,753,628

Alaska (1.81%)
Municipality of Anchorage, Alaska, Senior Lien Electric Revenue Bonds, 2009 Series A (Tax-Exempt)	4.000%	12/01/2020	A+	1,000,000	1,061,120
Municipality of Anchorage, Alaska, Senior Lien Electric Revenue Bonds, 2009 Series A (Tax-Exempt)	5.000%	12/01/2022	A+	2,220,000	2,418,868
Matanuska-Susitna Borough, Alaska, General Obligation School Bonds, 2009 Series A (Prerefunded to 07-01-2019 @ 100) (b)	5.000%	07/01/2029	Aa2	1,035,000	1,124,227
Matanuska-Susitna Borough, Alaska, General Obligation Transportation System Bonds, 2014 Series A	5.000%	08/01/2033	AA+	1,200,000	1,358,988
Municipality of Anchorage, Alaska, 2016 General Obligation Bonds, Series B, (Schools)	5.000%	09/01/2033	AAA	800,000	926,688
Municipality of Anchorage, Alaska, 2016 General Obligation Bonds, Series A, (General Purpose)	5.000%	09/01/2034	AAA	1,225,000	1,412,364
Municipality of Anchorage, Alaska, 2016 General Obligation Bonds, Series B, (Schools)	5.000%	09/01/2034	AAA	1,365,000	1,573,777

					9,876,032

Arizona (8.23%)
City of Glendale, Arizona, General Obligation Refunding Bonds, Series 2010	5.000%	07/01/2018	A2	1,900,000	2,001,593
Maricopa County, Arizona, Tempe Elementary School District No. 3, School Improvement Bonds, Project of 2005, Series B (2007) (Economically Defeased to 07-01-2017 @ 100) (b)	4.500%	07/01/2021	Aa2	885,000	900,240
Tucson Unified School District No. 1 of Pima County, Arizona, Refunding Bonds, Tax-Exempt Series 2011	5.000%	07/01/2021	Aa3	1,140,000	1,287,174
City of Phoenix, Civic Improvement Corporation, Senior Lien Wastewater System Revenue Refunding Bonds, Series 2008	5.500%	07/01/2023	Aa2	1,000,000	1,059,130
Scottsdale Unified School District No. 48 of Maricopa County, Arizona, School Improvement Bonds, Project of 2010, Series B (2012)	4.000%	07/01/2023	AA	1,000,000	1,083,220
Sedona-Oak Creek Joint Unified School District No. 9 of Coconino and Yavapai Counties, Arizona, School Improvement Bonds, Project of 2007, Series B (2009) (Economically Defeased to 07-01-2019 @ 100) (b)	5.000%	07/01/2023	A+	1,460,000	1,585,867
Tucson Unified School District No. 1 of Pima County, Arizona, Refunding Bonds, Tax-Exempt Series 2011	5.000%	07/01/2023	Aa3	800,000	921,472
Pima County, Arizona, Sewer System Revenue Obligations, Series 2012A	5.000%	07/01/2024	AA	1,140,000	1,308,002
Tucson Unified School District No. 1 of Pima County, Arizona, Refunding Bonds, Tax-Exempt Series 2011	4.000%	07/01/2024	Aa3	300,000	325,512

See accompanying notes to financial statements.	133

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Arizona (Cont.)
Peoria Unified School District No. 11 of Maricopa County, Arizona, Refunding Bonds, Series 2012	4.000%	07/01/2025	A2	$1,500,000	$1,623,540
Phoenix Union High School District No. 210 of Maricopa County, Arizona, School Improvement Bonds, Project of 2011, Tax-Exempt Series A (2012)	4.000%	07/01/2025	Aa2	1,100,000	1,194,138
Pima County, Arizona, Sewer System Revenue Obligations, Series 2012A	5.000%	07/01/2025	AA	2,000,000	2,292,500
Scottsdale Unified School District No. 48 of Maricopa County, Arizona, School Improvement Bonds, Project of 2010, Series B (2012)	4.250%	07/01/2025	AA	2,000,000	2,171,660
Phoenix Union High School District No. 210 of Maricopa County, Arizona, School Improvement Bonds, Project of 2011, Tax-Exempt Series A (2012)	4.000%	07/01/2026	Aa2	500,000	539,840
Pima County, Arizona, General Obligation Bonds, Series 2012A	4.000%	07/01/2026	AA-	2,015,000	2,161,632
Pima County, Arizona, Sewer System Revenue Obligations, Series 2012A	5.000%	07/01/2026	AA	1,725,000	1,971,520
Amphitheater Unified School District No. 10 of Pima County, Arizona, School Improvement Bonds, Project of 2007, Series B (2009) (Bank Qualified)	5.000%	07/01/2027	A+	2,000,000	2,149,520
City of Phoenix, Arizona, Various Purpose General Obligation Bonds, Series 2012A	4.000%	07/01/2027	Aa1	2,000,000	2,136,020
Pima County, Arizona, Sewer System Revenue Obligations, Series 2012A	5.000%	07/01/2027	AA	1,000,000	1,140,140
Pinal County Community College District of Pinal County, Arizona, General Obligation Bonds, Project of 2008, Series B (2012)	4.500%	07/01/2027	AA-	2,480,000	2,709,202
Paradise Valley Unified School District No. 69 of Maricopa County, Arizona, School Improvement Bonds, Project of 2011 Series A (2012)	4.000%	07/01/2028	Aa2	4,165,000	4,476,917
Pima County, Arizona, General Obligation Bonds, Series 2013A	4.000%	07/01/2028	AA-	3,000,000	3,208,560
Paradise Valley Unified School District No. 69 of Maricopa County, Arizona, School Improvement Bonds, Project of 2011 Series A (2012)	4.000%	07/01/2029	Aa2	2,000,000	2,143,420
Marana Unified School District No. 6 of Pima County, Arizona, School Improvement Bonds, Project of 2014, Series B (2016)	4.000%	07/01/2030	A+	1,450,000	1,549,180
Salt River Project Agricultural Improvement and Power District, Arizona, Salt River Project Electric System Refunding Revenue Bonds, 2016 Series A	5.000%	01/01/2034	AA	2,480,000	2,900,707

					44,840,706

Arkansas (3.37%)
Beaver Water District of Benton and Washington Counties, Arkansas, Water Refunding Revenue Bonds, Series 2010	4.000%	11/15/2021	AA+	1,000,000	1,078,970
Board of Trustees of the University of Arkansas, Various Facility Revenue Bonds, (Fayetteville Campus), Refunding Series 2015A	3.000%	11/01/2023	Aa2	1,000,000	1,038,810
Springdale School District No. 50 of Washington County, Arkansas Refunding and Construction Bonds, Series A	4.250%	06/01/2027	Aa2	1,500,000	1,519,125
Cabot School District No. 4 of Lonoke County, Arkansas, Refunding Bonds	3.500%	02/01/2028	NR	655,000	657,574
State of Arkansas, Higher Education General Obligation Bonds, Refunding Series 2015	4.000%	06/01/2029	AA	5,605,000	6,051,943
Board of Trustees of the University of Arkansas, Various Facility Revenue Bonds (Fayetteville Campus), Series 2012B	5.000%	11/01/2029	Aa2	1,935,000	2,190,072
Rogers School District No. 30 of Benton County, Arkansas Refunding Bonds	4.000%	02/01/2030	NR	1,000,000	1,050,920
City of Rogers, Arkansas, Water Revenue Refunding Bonds, Series 2016	4.000%	11/01/2030	Aa2	505,000	541,739
Rogers School District No. 30 of Benton County, Arkansas Refunding Bonds	4.000%	02/01/2031	NR	1,395,000	1,414,516
City of Little Rock, Arkansas, Sewer Refunding Revenue Bonds, Series 2015	5.000%	10/01/2033	Aa3	2,500,000	2,825,450

					18,369,119

California (4.14%)
Grossmont Healthcare District, San Diego County, California, General Obligation Bonds, 2006 Election, 2007 Series A (Prerefunded to 07-15-2017 @ 100) (b)	5.000%	07/15/2020	Aaa	900,000	919,530
City of Napa (Napa County California) Water Revenue Bonds, Series 2007 (Water System Improvement Projects) (Prerefunded to 05-01-2017 @ 100) (b)	4.500%	05/01/2022	AA-	560,000	566,518
Santa Barbara County, California, Santa Barbara Schools Financing Authority, 2007 General Obligation Revenue Bonds, Series B	4.750%	08/01/2024	Aa3	1,000,000	1,020,000
State of California, Various Purpose General Obligation Bonds	5.500%	03/01/2026	Aa3	1,300,000	1,364,246
Marin Community College District, (Marin County, California), Election of 2004 General Obligation Bonds, Series C	4.250%	08/01/2027	Aa1	1,440,000	1,562,486

134	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
California (Cont.)
Atascadero Unified School District, (San Luis Obispo County, California) General Obligation Bonds, 2010 Election, Series B	5.000%	08/01/2029	Aa3	$1,395,000	$1,595,908
Ventura County Community College District (Ventura County, California) Election of 2002 General Obligation Bonds, Series C (Prerefunded to 08-01-2018 @ 100) (b)	5.500%	08/01/2029	Aa2	1,000,000	1,066,440
Atascadero Unified School District, (San Luis Obispo County, California) General Obligation Bonds, 2010 Election, Series B	5.000%	08/01/2030	Aa3	1,000,000	1,139,640
Palomar Community College District, (San Diego County, California), 2015 General Obligation Refunding Bonds	5.000%	05/01/2031	AA-	1,500,000	1,738,590
Sequoia Union High School District, (County of San Mateo, State of California), General Obligation Bonds, Election of 2014, Series 2016	3.000%	07/01/2031	AA	2,000,000	1,857,760
Atascadero Unified School District, (San Luis Obispo County, California) General Obligation Bonds, 2010 Election, Series B	5.000%	08/01/2031	Aa3	840,000	950,594
Newark Unified School District, (Alameda County, California), General Obligation Bonds, Election of 2011, Series C	3.000%	08/01/2031	Aa3	1,080,000	992,455
Santa Monica-Malibu Unified School District, (Los Angeles County, California), Election of 2012 General Obligation Bonds, Series B	5.000%	07/01/2032	AA	1,920,000	2,237,165
East Side Union High School District, (Santa Clara County, California), 2015 General Obligation Refunding Bonds	5.000%	08/01/2032	A+	1,000,000	1,160,000
East Side Union High School District, (Santa Clara County, California), 2015 General Obligation Refunding Bonds	5.000%	08/01/2033	A+	1,000,000	1,155,070
Sonoma County Junior College District, (Sonoma, Mendocino and Marin Counties, California), Election of 2014 General Obligation Bonds, Series A	5.000%	08/01/2034	AA-	2,780,000	3,197,139

					22,523,541

Colorado (2.47%)
El Paso County School District No. 20 (Academy), El Paso County, Colorado, General Obligation Refunding Bonds, Series 2012	4.000%	12/15/2022	Aa2	1,000,000	1,095,680
Cherry Creek School District No. 5, (Arapahoe County, Colorado), General Obligation Bonds, Series 2012B	3.000%	12/15/2024	AA	965,000	1,004,507
El Paso County School District No. 20 (Academy), El Paso County, Colorado, General Obligation Refunding Bonds, Series 2012	4.000%	12/15/2024	Aa2	1,350,000	1,465,222
El Paso County School District No. 20 (Academy), El Paso County, Colorado, General Obligation Refunding Bonds, Series 2015	2.500%	12/15/2024	Aa2	740,000	741,058
Jefferson County School District No. R-1, (in Jefferson and Broomfield Counties, Colorado), General Obligation Refunding Bonds, Series 2012	3.500%	12/15/2024	AA-	395,000	421,038
Cherry Creek School District No. 5, (Arapahoe County, Colorado), General Obligation Bonds, Series 2009	5.000%	12/15/2025	AA	1,185,000	1,269,384
El Paso County School District No. 20 (Academy), El Paso County, Colorado, General Obligation Refunding Bonds, Series 2012	4.000%	12/15/2025	Aa2	1,385,000	1,496,451
City and County of Denver, Colorado, Master Resolution Water Revenue Bonds, Series 2012A	4.000%	12/15/2026	Aaa	1,230,000	1,334,980
Apex Park and Recreation District, Jefferson County, Colorado, General Obligation Bonds, Series 2016	5.000%	12/01/2033	Aa2	1,500,000	1,756,800
Adams 12 Five Star Schools, Adams County and the City and County of Broomfield, Colorado, General Obligation Bonds, Series 2016B	5.000%	12/15/2036	A+	2,500,000	2,896,825

					13,481,945

Connecticut (2.30%)
Town of New Canaan, Connecticut, General Obligation Refunding Bonds, Series C	4.000%	04/01/2021	Aaa	1,010,000	1,064,459
Town of New Canaan, Connecticut, General Obligation Refunding Bonds, Issue of 2010, Series A	4.000%	06/15/2023	Aaa	1,230,000	1,277,540
City of Stamford, Connecticut, General Obligation Bonds, Issue of 2013	3.000%	02/01/2029	Aa1	750,000	758,902
State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University Issue, Series 2016A (c)	2.000%	07/01/2042	Aaa	10,000,000	9,441,600

					12,542,501

Delaware (0.64%)
New Castle County, Delaware, General Obligation Bonds, Series 2012B	4.000%	07/15/2026	Aaa	2,045,000	2,232,261

See accompanying notes to financial statements.	135

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Delaware (Cont.)
The City of Wilmington, Delaware, General Obligation Bonds, Series of 2008A (Prerefunded to 12-01-2018 @ 100) (b)	5.000%	12/01/2028	NR	$1,120,000	$1,197,952
The City of Wilmington, Delaware, General Obligation Bonds, Series of 2008A	5.000%	12/01/2028	Aa2	50,000	53,284

					3,483,497

Florida (3.93%)
City of Fort Lauderdale, Florida, Water and Sewer Revenue Bonds, Series 2010 (Prerefunded to 09-01-2019 @ 100) (b)	4.000%	03/01/2023	Aa1	765,000	814,595
State of Florida, Department of Transportation, Turnpike Revenue Bonds, Series 2010B	5.000%	07/01/2024	Aa2	3,130,000	3,509,074
City of Winter Park, Florida, Water and Sewer Refunding and Improvement Revenue Bonds, Series 2009	4.250%	12/01/2024	AA-	1,000,000	1,064,060
Tohopekaliga Water Authority, Utility System Revenue Refunding Bonds, Series 2011A (Prerefunded to 10-01-2021 @ 100) (b)	5.000%	10/01/2026	Aa2	400,000	456,320
City of Tallahassee, Florida, Consolidated Utility Systems Revenue Bonds, Series 2007	5.000%	10/01/2027	AA	1,700,000	1,747,736
Palm Beach County, Florida, Water and Sewer Revenue Refunding Bonds, Series 2013	5.000%	10/01/2029	Aaa	1,750,000	2,036,230
Broward County, Florida Water and Sewer Utility Revenue Refunding Bonds, Series 2015A	5.000%	10/01/2030	Aa1	1,400,000	1,626,632
Palm Beach County, Florida, Water and Sewer Revenue Refunding Bonds, Series 2013	5.000%	10/01/2030	Aaa	1,960,000	2,275,266
City of Pembroke Pines, Florida, General Obligation Bonds, Series 2015	5.000%	09/01/2032	Aa2	2,500,000	2,905,475
Central Florida Expressway Authority, Senior Lien Refunding Revenue Bonds, Series 2016B	5.000%	07/01/2033	A2	2,500,000	2,830,750
City of Riviera Beach (Florida), Utility Special District, Water and Sewer Revenue Bonds, Series 2016	5.000%	10/01/2033	A+	1,845,000	2,114,259

					21,380,397

Georgia (0.91%)
Cherokee County Water and Sewerage Authority (Georgia), Water and Sewerage Revenue Bonds, Series 2010	4.000%	08/01/2023	Aa2	320,000	342,182
Fulton County, Georgia, Water and Sewerage Revenue Refunding Bonds, Series 2011	5.000%	01/01/2025	Aa3	2,000,000	2,229,740
Spalding County Water and Sewerage Facilities Authority (Georgia), Revenue Bonds, Series 2008 (Prerefunded to 09-01-2018 @ 100) (b)	6.125%	09/01/2028	A1	1,000,000	1,079,780
Fayette County, Georgia, Water Revenue Bonds, Series 2009 (Prerefunded to 10-01-2019 @ 100) (b)	4.750%	10/01/2029	Aa2	1,205,000	1,309,341

					4,961,043

Hawaii (0.40%)
State of Hawaii, Highway Revenue Bonds, Series 2008 (Prerefunded to 01-01-2019 @ 100) (b)	6.000%	01/01/2029	Aa2	2,000,000	2,182,720

Idaho (0.99%)
School District No. 271 (Coeur d’Alene), Kootenai County, State of Idaho, General Obligation Bonds, Series 2012B	4.000%	09/15/2022	Aa2	2,280,000	2,521,634
Independent School District of Boise City, Ada and Boise Counties, Idaho, General Obligation Bonds, Series 2007 (Prerefunded to 08-01-2017 @ 100) (b)	4.750%	08/01/2024	AA	1,430,000	1,460,759
Bonneville County, State of Idaho, School District No. 91 (Idaho Falls), General Obligation Bonds, Series 2012A	5.000%	09/15/2028	Aa3	1,220,000	1,405,379

					5,387,772

Indiana (1.33%)
City of Fort Wayne, Indiana, Sewage Works Revenue Bonds of 2010	4.500%	08/01/2025	A1	1,000,000	1,079,660
Hamilton Southeastern Consolidated School Building Corporation, Hamilton County, Indiana, Unlimited Ad Valorem Property Tax First Mortgage Bonds, Series 2015F	5.000%	07/15/2031	AA-	1,735,000	1,997,193
Indiana Housing and Community Development Authority, Single Family Mortgage Revenue Bonds, 2008 Series A	6.250%	07/01/2033	Aaa	65,000	66,009

136	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Indiana (Cont.)
Perry Township Multischool Building Corporation of 1996, Indianapolis, Indiana, Unlimited Ad Valorem Property Tax First Mortgage Bonds, Series 2016	5.000%	07/15/2033	A+	$1,890,000	$2,172,498
Valparaiso Multi-Schools Building Corporation, (Porter County, Indiana), Unlimited Ad Valorem Property Tax First Mortgage Bonds, Series 2015	5.000%	07/15/2034	A+	1,720,000	1,950,979

					7,266,339

Iowa (2.01%)
City of Des Moines, Iowa, General Obligation Refunding Bonds, Series 2010B, (Urban Renewal)	4.000%	06/01/2021	Aa2	350,000	361,428
Board of Regents, State of Iowa, Academic Building Revenue Bonds, Series S.U.I. 2012 (The State University of Iowa)	3.000%	07/01/2022	AA	1,510,000	1,577,708
City of Des Moines, Iowa, General Obligation Refunding Bonds, Series 2010B, (Urban Renewal)	4.000%	06/01/2023	Aa2	1,410,000	1,451,651
Board of Regents, State of Iowa, Academic Building Revenue Bonds, Series S.U.I. 2008 (The State University of Iowa) (Prerefunded to 07-01-2018 @ 100) (b)	4.750%	07/01/2028	AA	1,000,000	1,052,990
Ankeny Community School District, Polk County, Iowa, General Obligation School Bonds, Series 2009 (Crossover Refunding to 06-01-2017 @ 100) (b)	5.000%	06/01/2029	Aa3	1,270,000	1,290,815
City of Des Moines, Iowa, General Obligation Bonds, Series 2016A	2.375%	06/01/2030	Aa2	1,825,000	1,600,689
Des Moines Metropolitan, Wastewater Reclamation Authority, Sewer Revenue Refunding Bonds, Series 2013B	4.000%	06/01/2030	Aa3	3,400,000	3,607,060

					10,942,341

Kansas (2.43%)
Unified School District No. 512, Johnson County, Kansas, (Shawnee Mission), General Obligation Refunding Bonds, Series 2012-A	2.000%	10/01/2022	Aaa	2,140,000	2,153,846
City of Wichita, Kansas, Water and Sewer Utility Revenue Bonds, Series 2009A (Prerefunded to 10-01-2019 @ 100) (b)	5.000%	10/01/2030	AA-	1,400,000	1,530,578
Unified School District No. 512, Johnson County, Kansas, (Shawnee Mission), General Obligation Refunding and Improvement Bonds, Series 2015-A	5.000%	10/01/2031	Aaa	2,630,000	3,089,014
Unified School District No. 233, Johnson County, Kansas (Olathe), General Obligation School Bonds, Series 2016A	4.000%	09/01/2032	Aa2	2,500,000	2,626,100
Unified School District No. 233, Johnson County, Kansas (Olathe), General Obligation School Bonds, Series 2016A	4.000%	09/01/2033	Aa2	2,500,000	2,607,125
Unified School District No. 497, Douglas County, Kansas, (Lawrence), General Obligation Refunding and Improvement Bonds, Series 2016-A	5.000%	09/01/2035	Aa2	1,065,000	1,208,125

					13,214,788

Kentucky (0.72%)
Northern Kentucky University, General Receipts Bonds, 2007 Series A (Prerefunded to 09-01-2017 @ 100) (b)	4.300%	09/01/2026	A	2,545,000	2,599,870
Northern Kentucky Water District Revenue Bonds, 2013 Series A	4.125%	02/01/2031	Aa3	1,255,000	1,334,768

					3,934,638

Louisiana (0.05%)
Parish-Wide School District of Ascension Parish, Louisiana, General Obligation School Bonds, Series 2013	3.000%	03/01/2025	AA	260,000	266,921

Maine (0.17%)
Town of Gorham, Maine, 2012 General Obligation Refunding Bonds	4.000%	11/01/2022	Aa2	815,000	902,727

Maryland (0.89%)
Howard County, Maryland, Consolidated Public Improvement Bonds, 2012 Series A	4.000%	02/15/2023	Aaa	1,845,000	1,967,822
Howard County, Maryland, Metropolitan District Bonds, 2012 Series A	4.000%	02/15/2032	Aaa	2,790,000	2,905,088

					4,872,910

Massachusetts (0.95%)
Town of Carlisle, Massachusetts, General Obligation Municipal Purpose Loan of 2012 Bonds, Unlimited Tax	3.000%	11/15/2025	Aa1	465,000	474,016

See accompanying notes to financial statements.	137

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Massachusetts (Cont.)
Town of Carlisle, Massachusetts, General Obligation Municipal Purpose Loan of 2012 Bonds, Unlimited Tax	3.000%	11/15/2026	Aa1	$215,000	$217,978
Town of Carlisle, Massachusetts, General Obligation Municipal Purpose Loan of 2012 Bonds, Unlimited Tax	3.000%	11/15/2027	Aa1	190,000	191,655
Town of Georgetown, Massachusetts, General Obligation School Bonds	4.000%	05/01/2031	Aa2	900,000	953,028
The Commonwealth of Massachusetts, General Obligation Bonds, Consolidated Loan of 2014, Series A	5.000%	12/01/2034	Aa1	1,000,000	1,125,540
The Commonwealth of Massachusetts, Commonwealth Transportation Fund Revenue Bonds, (Accelerated Bridge Program), 2013 Series A	5.000%	06/01/2035	Aa1	2,000,000	2,228,520

					5,190,737

Michigan (5.23%)
Traverse City Area Public Schools, Counties of Grand Traverse, Leelanau and Benzie, State of Michigan, 2010 School Building and Site Bonds (General Obligation - Unlimited Tax)	3.500%	05/01/2020	AA-	1,000,000	1,052,250
City of Petoskey, County of Emmet, State of Michigan, Water Supply and Sewage Disposal System Revenue and Revenue Refunding Bonds, Series 2011	5.000%	02/01/2023	AA-	720,000	794,556
City of Petoskey, County of Emmet, State of Michigan, Water Supply and Sewage Disposal System Revenue and Revenue Refunding Bonds, Series 2011	5.000%	02/01/2024	AA-	225,000	248,206
East Grand Rapids Public Schools, County of Kent, State of Michigan, 2012 Refunding Bonds, (General Obligation - Unlimited Tax)	4.000%	05/01/2024	A+	1,625,000	1,713,904
Forest Hills Public Schools County of Kent, State of Michigan, 2007 School Building and Site Bonds (General Obligation - Unlimited Tax) (Prerefunded to 05-01-2017 @ 100) (b)	4.750%	05/01/2024	Aa2	1,000,000	1,012,310
Howell Public Schools, County of Livingston, State of Michigan, 2012 Refunding Bonds, (General Obligation - Unlimited Tax)	4.250%	05/01/2025	A+	2,760,000	3,000,644
East Grand Rapids Public Schools, County of Kent, State of Michigan, 2012 Refunding Bonds, (General Obligation - Unlimited Tax)	4.000%	05/01/2027	A+	1,600,000	1,670,288
Plymouth-Canton Community Schools, Counties of Wayne and Washtenaw, State of Michigan, 2012 Refunding Bonds, Series A, (General Obligation - Unlimited Tax)	4.000%	05/01/2027	Aa3	4,240,000	4,423,634
Birmingham Public Schools, County of Oakland, State of Michigan, 2013 Refunding Bonds, (General Obligation - Unlimited Tax)	4.000%	05/01/2029	AA+	3,545,000	3,779,218
East Grand Rapids Public Schools, County of Kent, State of Michigan, 2014 Refunding Bonds, Series A	5.000%	05/01/2029	A+	1,000,000	1,124,260
East Grand Rapids Public Schools, County of Kent, State of Michigan, 2014 Refunding Bonds, Series A	5.000%	05/01/2030	A+	750,000	838,508
Hamilton Community Schools, County of Allegan, State of Michigan, 2015 Refunding Bonds, (General Obligation - Unlimited Tax)	5.000%	05/01/2030	AA-	885,000	1,004,006
East Grand Rapids Public Schools, County of Kent, State of Michigan, 2014 Refunding Bonds, Series A	5.000%	05/01/2031	A+	1,000,000	1,113,860
Mattawan Consolidated School, Counties of Van Buren and Kalamazoo, State of Michigan, 2015 School Building and Site Bonds, Series I, (General Obligation - Unlimited Tax)	5.000%	05/01/2031	A+	1,000,000	1,123,560
Zeeland Public Schools, Counties of Ottawa and Allegan, State of Michigan, 2015 School Building and Site Bonds, Series A, (General Obligation - Unlimited Tax)	5.000%	05/01/2031	A+	1,535,000	1,709,299
Plymouth-Canton Community Schools, Counties of Wayne and Washtenaw, State of Michigan, 2013 School Building and Site Bonds, Series A, (General Obligation - Unlimited Tax)	4.000%	05/01/2032	A+	2,900,000	3,045,290
Plymouth-Canton Community Schools, Counties of Wayne and Washtenaw, State of Michigan, 2013 School Building and Site Bonds, Series A, (General Obligation - Unlimited Tax)	4.000%	05/01/2033	A+	800,000	837,272

					28,491,065

Minnesota (0.80%)
State of Minnesota, General Obligation State Various Purpose Bonds, Series 2009H	4.500%	11/01/2024	Aa1	185,000	199,584
State of Minnesota, General Obligation State Various Purpose Bonds, Series 2009H (Prerefunded to 11-01-2019 @ 100) (b)	4.500%	11/01/2024	NR	815,000	881,594
City of Rochester, Minnesota, General Obligation Waste Water Revenue Refunding Bonds, Series 2012A	4.000%	02/01/2026	Aaa	2,500,000	2,708,575

138	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Minnesota (Cont.)
Independent School District No. 276, Minnetonka, Minnesota, General Obligation Refunding Bonds, Series 2013H	4.000%	02/01/2026	Aaa	$500,000	$546,425

					4,336,178

Mississippi (0.69%)
Mississippi Development Bank, Special Obligation Bonds, Series 2010A, (City of Jackson, Mississippi General Obligation Refunding Project)	5.000%	03/01/2020	Baa2	1,000,000	1,090,950
Mississippi Development Bank, Special Obligation Bonds, Series 2010A, (City of Jackson, Mississippi General Obligation Refunding Project)	5.000%	03/01/2021	Baa2	1,000,000	1,073,800
Madison County School District, Madison County, Mississippi, General Obligation Refunding Bonds, Series 2012	4.000%	04/15/2023	Aa2	1,480,000	1,616,648

					3,781,398

Missouri (2.05%)
Parkway C-2 School District, St. Louis County, Missouri, General Obligation Refunding and Improvement Bonds, Series 2009 (Prerefunded to 03-01-2019 @ 100) (b)	4.625%	03/01/2025	AAA	1,000,000	1,069,990
School District of the City of Ladue, St. Louis County, Missouri, General Obligation Refunding and Improvement Bonds, Series 2007	5.000%	03/01/2025	AAA	440,000	442,856
School District of the City of Ladue, St. Louis County, Missouri, General Obligation Refunding and Improvement Bonds, Series 2007 (Crossover Refunding to 03-01-2017 @ 100) (b)	5.000%	03/01/2025	NR	560,000	563,186
The School District of Columbia, Boone County, State of Missouri, General Obligation Refunding and Improvement Bonds, Series 2012	4.000%	03/01/2026	Aa1	2,490,000	2,699,683
Joplin Schools, Joplin, Missouri, General Obligation School Building Bonds, (Missouri Direct Deposit Program), Series 2012	4.000%	03/01/2028	A+	2,750,000	2,960,732
The School District of Springfield R-XII, Springfield, Missouri, General Obligation School Building Bonds, (Missouri Direct Deposit Program), Series 2013	5.000%	03/01/2032	AA	1,000,000	1,145,770
Reorganized School District No. 7 of Jackson County, Missouri, (Lee’s Summit R-7), General Obligation School Building Bonds, Series 2016	5.000%	03/01/2036	AA+	2,000,000	2,272,340

					11,154,557

Montana (0.89%)
State of Montana, General Obligation Bonds, (Drinking Water State Revolving Fund Program), Series 2005F	4.750%	07/15/2018	AA	315,000	315,869
School District No. 7 (Bozeman), Gallatin County, Montana, General Obligation School Building Bonds, Series 2013	4.000%	06/01/2023	Aa2	380,000	414,474
City of Billings, Montana, General Obligation Bonds, Series 2012	4.000%	07/01/2026	Aa2	265,000	283,993
City of Billings, Montana, General Obligation Bonds, Series 2012	4.000%	07/01/2027	Aa2	525,000	561,466
City of Billings, Montana, General Obligation Bonds, Series 2012	4.000%	07/01/2028	Aa2	655,000	698,767
School District No. 4 (Hellgate), Missoula County, Montana, General Obligation School Building Bonds, Series 2017 (d)	5.000%	06/15/2034	A+	505,000	572,200
School District No. 4 (Hellgate), Missoula County, Montana, General Obligation School Building Bonds, Series 2017 (d)	5.250%	06/15/2035	A+	880,000	1,021,258
School District No. 4 (Hellgate), Missoula County, Montana, General Obligation School Building Bonds, Series 2017 (d)	5.250%	06/15/2036	A+	855,000	991,432

					4,859,459

Nebraska (2.24%)
Douglas County School District 0010, (Elkhorn Public Schools), General Obligation Refunding Bonds, Series 2011	4.000%	12/15/2021	AA-	1,140,000	1,246,818
Douglas County School District 0010, (Elkhorn Public Schools), General Obligation Refunding Bonds, Series 2011	5.000%	12/15/2027	AA-	1,850,000	2,096,698
Omaha Public Power District (Nebraska) Electric System Revenue Bonds, 2008 Series A (Prerefunded to 02-01-2018 @ 100) (b)	5.500%	02/01/2028	Aa2	1,500,000	1,570,305
Douglas County School District 0010, (Elkhorn Public Schools), General Obligation Bonds, Series 2012B	4.000%	01/15/2030	AA-	1,930,000	2,044,410
Sarpy County School District 0037, In the State of Nebraska, (Gretna Public Schools), General Obligation School Building and Refunding Bonds, Series 2015	5.000%	12/15/2031	A+	725,000	828,827

See accompanying notes to financial statements.	139

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Nebraska (Cont.)
Hall County School District 0002, In the State of Nebraska, (Grand Island Public Schools), General Obligation Bonds, Series 2014	5.000%	12/15/2032	AA-	$2,000,000	$2,323,800
Sarpy County School District 0037, In the State of Nebraska, (Gretna Public Schools), General Obligation School Building and Refunding Bonds, Series 2015	5.000%	12/15/2032	A+	850,000	967,470
Sarpy County School District 0037, In the State of Nebraska, (Gretna Public Schools), General Obligation School Building and Refunding Bonds, Series 2015	5.000%	12/15/2033	A+	970,000	1,099,214

					12,177,542

New Jersey (3.74%)
The Board of Education of the Township of South Brunswick in the County of Middlesex, New Jersey, Refunding School Bonds	3.000%	12/01/2021	AA+	580,000	606,135
Middlesex County Improvement Authority, (County of Middlesex, State of New Jersey), County-Guaranteed Open Space Trust Fund Revenue Bonds, Series 2009A	4.000%	12/15/2021	Aa2	1,205,000	1,290,001
The Board of Education of the Township of South Brunswick in the County of Middlesex, New Jersey, Refunding School Bonds	4.000%	12/01/2023	AA+	175,000	192,280
The County of Morris, New Jersey, General Obligation Bonds, Series 2012 B	2.000%	12/15/2023	Aaa	215,000	215,604
The Board of Education of the Borough of Haddon Heights in the County of Camden, New Jersey, Refunding School Bonds	3.000%	01/01/2024	AA-	715,000	737,987
The Board of Education of the Warren Hills Regional School District in the County of Warren, New Jersey, Refunding School Bonds, Series 2012	4.000%	02/15/2024	AA	1,390,000	1,517,338
Township of Parsippany-Troy Hills, In the County of Morris, New Jersey, General Obligation Refunding Bonds, Series 2012	4.000%	07/15/2024	AA	370,000	406,508
The Board of Education of the Township of North Brunswick in the County of Middlesex, New Jersey, Refunding School Bonds	4.250%	01/15/2025	AA	2,200,000	2,401,476
Township of Parsippany-Troy Hills, In the County of Morris, New Jersey, General Obligation Refunding Bonds, Series 2012	4.000%	07/15/2025	AA	1,390,000	1,523,343
The Board of Education of the Warren Hills Regional School District in the County of Warren, New Jersey, Refunding School Bonds, Series 2012	4.000%	02/15/2026	AA	1,485,000	1,609,042
The Board of Education of the Township of Bernards in the County of Somerset, New Jersey, Refunding School Bonds, Series 2013	4.000%	07/15/2026	AAA	850,000	944,741
Refunding School Bonds, Series 2012 B, The Board of Education of the Borough of Madison, in the County of Morris, New Jersey	4.000%	12/15/2026	AA+	1,440,000	1,578,629
The Board of Education of the Somerset Hills School District in the County of Somerset, New Jersey, Refunding School Bonds, Series 2012	4.000%	03/15/2027	Aa1	1,110,000	1,201,298
The Board of Education of the Township of Wyckoff in the County of Bergen, New Jersey, Refunding School Bonds	4.000%	04/01/2027	AA+	1,415,000	1,556,613
The Board of Education of the Township of Bernards in the County of Somerset, New Jersey, Refunding School Bonds, Series 2013	4.000%	07/15/2027	AAA	630,000	698,198
Refunding School Bonds, Series 2012 B, The Board of Education of the Borough of Madison, in the County of Morris, New Jersey	4.000%	12/15/2027	AA+	1,495,000	1,634,573
The Board of Education of the Somerset Hills School District in the County of Somerset, New Jersey, Refunding School Bonds, Series 2012	4.000%	03/15/2028	Aa1	920,000	993,793
The Board of Education of the Township of Livingston, In the County of Essex, New Jersey, Refunding School Bonds	4.500%	07/15/2033	AA+	1,160,000	1,266,326

					20,373,885

New Mexico (1.45%)
Santa Fe Public School District, Santa Fe County, New Mexico, General Obligation Bonds, Series 2012	3.000%	08/01/2022	AA	1,750,000	1,838,988
Las Cruces School District No. 2, General Obligation School Building Bonds, Series 2011A	4.000%	08/01/2023	Aa3	1,700,000	1,819,068
City of Albuquerque, New Mexico, General Obligation General Purpose Bonds, Series 2012A	4.000%	07/01/2024	Aa1	2,500,000	2,662,442
City of Santa Fe, New Mexico, Water Utility System / Capital Outlay Gross Receipts Tax Revenue Bonds, Series 2009A (Tax-Exempt) (Prerefunded to 06-01-2019 @ 100) (b)	5.000%	06/01/2025	AAA	470,000	509,997
Albuquerque Bernalillo County Water Utility Authority, Joint Water and Sewer System Improvement Revenue Bonds, Series 2008A (Prerefunded to 07-01-2018 @ 100) (b)	5.000%	07/01/2030	Aa2	1,000,000	1,055,910

					7,886,405

140	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
New York (1.86%)
County of Saratoga, New York, Public Improvement (Serial) Bonds, Series 2010B (Economically Defeased to 07-15-2017 @ 100) (b)	4.000%	07/15/2021	AA+	$430,000	$436,932
County of Suffolk, New York, Public Improvement Serial Bonds - 2009 Series C	4.000%	10/15/2021	A3	1,000,000	1,059,610
East Hampton Union Free School District, Suffolk County, New York, School District Serial Bonds - 2009	4.000%	06/15/2022	Aa1	1,285,000	1,352,617
Miller Place Union Free School District in the Town of Brookhaven, Suffolk County, New York, School District Serial Bonds - 2010	4.000%	02/15/2025	Aa2	685,000	703,790
County of Saratoga, New York, Public Improvement (Serial) Bonds, Series 2010B (Economically Defeased to 07-15-2017 @ 100) (b)	4.000%	07/15/2025	AA+	510,000	518,221
County of Suffolk, New York, Public Improvement Serial Bonds - 2008 Series B	5.000%	11/01/2027	A3	1,000,000	1,067,520
The Port Authority of New York and New Jersey Consolidated Bonds, One Hundred Fifty-Third Series	4.750%	07/15/2030	Aa3	1,000,000	1,046,260
The Port Authority of New York and New Jersey Consolidated Bonds, One Hundred Seventy-Ninth Series	5.000%	12/01/2032	Aa3	1,000,000	1,148,750
New York City, Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2014 Series DD	5.000%	06/15/2035	Aa1	2,500,000	2,820,650

					10,154,350

North Carolina (2.89%)
City of Fayetteville, North Carolina, Public Works Commission, Revenue Refunding Bonds, Series 2009A	5.000%	03/01/2024	Aa2	1,355,000	1,451,910
County of Wake, North Carolina, General Obligation Public Improvement Bonds, Series 2011	4.000%	04/01/2024	Aaa	2,000,000	2,153,300
City of Charlotte, North Carolina, General Obligation Refunding Bonds, Series 2009B	4.000%	06/01/2024	Aaa	1,265,000	1,329,604
State of North Carolina, General Obligation Public Improvement Bonds, Series 2010A (Prerefunded to 05-01-2020 @ 100) (b)	4.000%	05/01/2026	Aaa	1,000,000	1,078,010
City of Charlotte, North Carolina, Water and Sewer System Revenue Bonds, Series 2009B	4.250%	07/01/2026	Aaa	1,500,000	1,613,190
City of Asheville, North Carolina, Water System Revenue Bonds, Series 2007 (Prerefunded to 08-01-2017 @ 100) (b)	4.750%	08/01/2026	Aa2	195,000	199,194
City of Raleigh, North Carolina, General Obligation Public Improvement Bonds, Series 2012B (Prerefunded to 04-01-2022 @ 100) (b)	4.000%	04/01/2027	Aaa	4,000,000	4,406,400
City of Charlotte, North Carolina, Water and Sewer System Revenue Bonds, Series 2009B	5.000%	07/01/2027	Aaa	1,500,000	1,664,835
City of Asheville, North Carolina, Water System Revenue Bonds, Series 2007 (Prerefunded to 08-01-2017 @ 100) (b)	4.750%	08/01/2027	Aa2	300,000	306,453
City of Durham, North Carolina, General Obligation Bonds, Series 2012A	3.000%	07/01/2028	Aaa	455,000	467,071
City of Charlotte, North Carolina, Water and Sewer System Revenue Bonds, Series 2008	5.000%	07/01/2038	Aaa	1,000,000	1,048,460

					15,718,427

North Dakota (0.26%)
West Fargo Public School District No. 6, Cass County, North Dakota, General Obligation School Building Bonds, Series 2011	4.000%	05/01/2026	Aa3	1,300,000	1,398,176

Ohio (3.13%)
Board of Education, City School District of the City of Cincinnati, County of Hamilton, Ohio, Classroom Facilities Construction and Improvement Refunding Bonds, Series 2006 (Voted General Obligation Unlimited Tax)	5.250%	12/01/2022	AA-	1,000,000	1,169,830
Columbus City School District, Franklin County, Ohio, School Facilities Construction and Improvement Bonds, Series 2009-B (General Obligation - Unlimited Tax) (Prerefunded to 12-01-2019 @ 100) (b)	5.000%	12/01/2023	Aa2	1,000,000	1,097,630
South-Western City School District, Franklin and Pickaway Counties, Ohio, School Facilities Construction and Improvement Bonds, Series 2012 (General Obligation - Unlimited Tax)	4.000%	12/01/2025	AA-	1,315,000	1,413,441
Miami University, (A State University of Ohio), General Receipts Revenue and Refunding Bonds, Series 2011	5.000%	09/01/2026	Aa3	1,000,000	1,126,060
City of Columbus, Ohio, General Obligation Bonds, Various Purpose Unlimited Tax Bonds, Series 2012A	4.000%	02/15/2027	Aaa	1,500,000	1,623,615
Plain Local School District (Stark County), Ohio, General Obligation (Unlimited Tax), School Improvement Refunding Bonds, Series 2011A	4.500%	11/01/2027	AA-	2,000,000	2,179,640
City of Cincinnati, Ohio, Water System Revenue Bonds, Series 2012A	4.000%	12/01/2028	Aaa	2,520,000	2,716,409

See accompanying notes to financial statements.	141

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Ohio (Cont.)
City of North Ridgeville, Ohio, General Obligation, Fire Station Bonds, Series 2016, (Unlimited Tax)	4.000%	12/01/2028	Aa1	$700,000	$750,008
Olentangy Local School District, Delaware and Franklin Counties, Ohio, Refunding Bonds, Series 2013B, (Tax-Exempt), (General Obligation-Unlimited Tax)	4.000%	12/01/2028	Aa1	1,870,000	2,031,643
Olentangy Local School District, Delaware and Franklin Counties, Ohio, Refunding Bonds, Series 2013B, (Tax-Exempt), (General Obligation-Unlimited Tax)	4.000%	12/01/2029	Aa1	1,680,000	1,814,652
Fairfield City School District, County of Butler, Ohio, School Improvement Unlimited Tax, General Obligation Bonds, Series 2014	5.000%	11/01/2031	Aa3	960,000	1,112,246

					17,035,174

Oklahoma (1.14%)
City of Tulsa, Oklahoma, General Obligation Bonds, Series 2013	4.000%	03/01/2023	AA	2,500,000	2,658,425
Oklahoma Turnpike Authority, Oklahoma Turnpike System, Second Senior Revenue Bonds, Series 2011B	5.000%	01/01/2026	Aa3	1,000,000	1,115,280
City of Oklahoma City, Oklahoma, General Obligation Bonds, Series 2008	5.000%	03/01/2027	Aaa	400,000	419,080
Oklahoma Turnpike Authority, Oklahoma Turnpike System, Second Senior Revenue Bonds, Series 2011B	5.000%	01/01/2028	Aa3	770,000	854,392
Grand River Dam Authority, Revenue Bonds, Series 2014A	5.000%	06/01/2031	A1	1,000,000	1,139,740

					6,186,917

Oregon (3.13%)
City of Portland, Oregon, First Lien Water System Revenue and Refunding Bonds, 2010 Series A (Tax Exempt)	4.000%	05/01/2021	Aaa	1,070,000	1,149,148
City of Portland, Oregon, Second Lien Sewer System Revenue and Refunding Bonds, 2008 Series B (Prerefunded to 06-15-2018 @ 100) (b)	5.000%	06/15/2022	Aa3	1,825,000	1,924,536
City of Portland, Oregon, Second Lien Sewer System Revenue and Refunding Bonds, 2008 Series B (Prerefunded to 06-15-2018 @ 100) (b)	5.000%	06/15/2023	Aa3	1,375,000	1,449,993
City of Portland, Oregon, First Lien Water System Revenue Bonds, 2011 Series A	4.000%	05/01/2024	Aaa	1,500,000	1,633,995
State of Oregon, State Board of Higher Education, General Obligation Bonds, 2007 Series F (Tax Exempt)	4.625%	08/01/2024	Aa1	570,000	581,195
State of Oregon, State Board of Higher Education, General Obligation Bonds, 2007 Refunding Series G (Tax Exempt)	4.625%	08/01/2024	Aa1	330,000	336,481
State of Oregon, State Board of Higher Education, General Obligation Bonds, 2009 Series A (Prerefunded to 08-01-2018 @ 100) (b)	5.750%	08/01/2024	Aa1	575,000	615,434
North Clackamas School District No. 12, Clackamas County, Oregon, General Obligation Refunding Bonds, Series 2014	5.000%	06/15/2029	A+	3,585,000	4,174,446
Oregon Trail School District No. 46, Clackamas County, Oregon, General Obligation Bonds, Series 2009	5.000%	06/15/2029	A+	1,000,000	1,080,680
State of Oregon, State Board of Higher Education, General Obligation Bonds, 2009 Series A (Prerefunded to 08-01-2018 @ 100) (b)	5.750%	08/01/2029	Aa1	940,000	1,006,101
Central Lincoln People’s Utility District, Oregon, Electric System Revenue Bonds, Series 2016	5.000%	12/01/2033	AA-	400,000	461,092
Central Lincoln People’s Utility District, Oregon, Electric System Revenue Bonds, Series 2016	5.000%	12/01/2034	AA-	400,000	459,072
Central Lincoln People’s Utility District, Oregon, Electric System Revenue Bonds, Series 2016	5.000%	12/01/2035	AA-	415,000	474,552
State of Oregon, General Obligation Bonds, 2012 Series I, (ODOT Project - Tax-Exempt)	5.000%	05/01/2037	Aa1	1,500,000	1,679,385

					17,026,110

Pennsylvania (3.13%)
County of Berks, Pennsylvania, General Obligation Bonds, Series of 2013	5.000%	11/15/2025	Aa1	860,000	961,841
Township of Cranberry, Butler County, Pennsylvania, General Obligation Bonds, Series of 2011	4.500%	03/01/2026	Aa1	2,575,000	2,817,488
County of Chester, Commonwealth of Pennsylvania, General Obligation Bonds, Series of 2011	4.000%	11/15/2026	Aaa	1,465,000	1,588,734
County of Berks, Pennsylvania, General Obligation Bonds, Series of 2013	5.000%	11/15/2027	Aa1	950,000	1,060,248
County of Berks, Pennsylvania, General Obligation Bonds, Series of 2013	5.000%	11/15/2028	Aa1	995,000	1,108,500

142	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Pennsylvania (Cont.)
Township of Hampden, (Cumberland County, Pennsylvania), General Obligation Bonds, Series of 2012	5.000%	05/15/2029	AA	$1,180,000	$1,312,278
County of Northampton, Commonwealth of Pennsylvania, General Obligation Bonds, Series B of 2012 (Tax-Exempt)	5.000%	10/01/2030	AA	1,500,000	1,707,000
Township of Hampden, (Cumberland County, Pennsylvania), General Obligation Bonds, Series of 2012	5.000%	05/15/2031	AA	1,055,000	1,170,354
The Municipal Authority of the Borough of West View, (Allegheny County, Pennsylvania), Water Revenue Bonds, Series of 2014	5.000%	11/15/2031	AA	1,000,000	1,149,670
Township of Hampden, (Cumberland County, Pennsylvania), General Obligation Bonds, Series of 2012	5.000%	05/15/2032	AA	1,660,000	1,839,546
North Penn Water Authority, Water Revenue Bonds, Series of 2015	5.000%	11/01/2033	Aa3	975,000	1,102,082
North Penn Water Authority, Water Revenue Bonds, Series of 2015	5.000%	11/01/2034	Aa3	1,075,000	1,207,806

					17,025,547

Rhode Island (0.41%)
Town of Westerly, Rhode Island, General Obligation Refunding Bonds, 2012 Series B	4.000%	08/15/2024	Aa3	2,050,000	2,232,430

South Carolina (4.88%)
Renewable Water Resources, South Carolina, Sewer System Refunding Revenue Bonds, Series 2012	5.000%	01/01/2024	Aa3	2,500,000	2,832,825
School District of Beaufort County, South Carolina, General Obligation Refunding Bonds, Series 2012B	4.000%	03/01/2024	AA	1,800,000	1,962,558
City of Columbia, South Carolina, Waterworks and Sewer System Revenue Bonds, Series 2010 (Prerefunded to 02-01-2020 @ 100) (b)	4.500%	02/01/2025	Aa1	1,020,000	1,100,988
School District No. 1 of Richland County, South Carolina, General Obligation Bonds, Series 2006B (Prerefunded to 03-01-2017 @ 100) (b)	4.450%	03/01/2025	Aa2	1,500,000	1,508,340
Fort Mill School District No. 4 of York County, South Carolina, General Obligation Advanced Refunding Bonds, Series 2012A	4.000%	03/01/2026	Aa2	2,620,000	2,853,416
South Carolina Public Service Authority, Revenue Obligations, Series 2008, Tax-Exempt Series A (Prerefunded to 01-01-2019 @ 100) (b)	5.375%	01/01/2028	NR	3,380,000	3,650,941
South Carolina Public Service Authority, Revenue Obligations, Series 2008, Tax-Exempt Series A (Prerefunded to 01-01-2019 @ 100) (b)	5.375%	01/01/2028	A1	120,000	129,619
Fort Mill School District No. 4 of York County, South Carolina, General Obligation Advanced Refunding Bonds, Series 2012A	4.000%	03/01/2028	Aa2	2,850,000	3,080,337
Fort Mill School District No. 4 of York County, South Carolina, General Obligation Bonds, Series 2013A	4.000%	03/01/2028	Aa2	1,525,000	1,644,774
City of Columbia, South Carolina, Waterworks and Sewer System Refunding Revenue Bonds, Series 2012	5.000%	02/01/2030	Aa1	1,000,000	1,134,700
Spartanburg Sanitary Sewer District, South Carolina, Sewer System Refunding Convertible Bonds, Series 2013B	5.000%	03/01/2032	A1	3,585,000	4,040,940
Town of Fort Mill, South Carolina, Waterworks and Sewer System, Improvement Revenue Bonds, Series 2015	5.000%	12/01/2032	AA-	305,000	346,654
Town of Fort Mill, South Carolina, Waterworks and Sewer System, Improvement Revenue Bonds, Series 2015	5.000%	12/01/2033	AA-	640,000	726,112
Town of Fort Mill, South Carolina, Waterworks and Sewer System, Improvement Revenue Bonds, Series 2015	5.000%	12/01/2034	AA-	670,000	758,802
Town of Fort Mill, South Carolina, Waterworks and Sewer System, Improvement Revenue Bonds, Series 2015	5.000%	12/01/2035	AA-	705,000	797,031

					26,568,037

Tennessee (2.84%)
City of Knoxville, Tennessee, Water System Revenue Bonds, Series U-2009 (Prerefunded to 03-01-2019 @ 100) (b)	4.000%	03/01/2022	Aa1	175,000	184,933
Wilson County, Tennessee, General Obligation Refunding Bonds, Series 2012	5.000%	04/01/2023	AA	2,000,000	2,293,740
Tennessee State School Bond Authority, Higher Educational Facilities, Second Program Bonds, 2008 Series B (Prerefunded to 05-01-2018 @ 100) (b)	4.750%	05/01/2023	AA+	1,000,000	1,046,950

See accompanying notes to financial statements.	143

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Tennessee (Cont.)
The Hallsdale-Powell Utility District of Knox County, Tennessee, Waterworks and Sewer Revenue Refunding Bonds, Series 2013	3.000%	04/01/2025	AA	$1,260,000	$1,287,607
The Metropolitan Government of Nashville and Davidson County (Tennessee), General Obligation Refunding Bonds, Series 2016 (Prerefunded to 07-01-2022 @ 100) (b)	4.000%	07/01/2025	NR	190,000	209,868
The Metropolitan Government of Nashville and Davidson County (Tennessee), General Obligation Refunding Bonds, Series 2016	4.000%	07/01/2025	Aa2	810,000	883,678
State of Tennessee, General Obligation Bonds, 2012 Refunding Series A	4.000%	08/01/2025	Aaa	5,000,000	5,519,200
City of Chattanooga, Tennessee, General Obligation Refunding Bonds, Series 2007A	4.750%	03/01/2026	AAA	2,250,000	2,262,330
City of Knoxville, Tennessee, Wastewater System Revenue Bonds, Series 2014A	4.000%	04/01/2031	Aa2	825,000	872,413
City of Knoxville, Tennessee, Wastewater System Revenue Bonds, Series 2014A	4.000%	04/01/2032	Aa2	850,000	895,348

					15,456,067

Texas (2.60%)
City of Austin, Texas, (Travis and Williamson Counties), Water and Wastewater System Revenue Refunding Bonds, Series 2009A	5.000%	11/15/2026	Aa2	2,000,000	2,187,620
Trinity River Authority of Texas, (Tarrant County Water Project) Improvement Revenue Bonds, Series 2008 (Prerefunded to 02-01-2018 @ 100) (b)	5.750%	02/01/2027	Aa3	1,500,000	1,574,295
Carrollton-Farmers Branch Independent School District (Dallas and Denton Counties, Texas), Unlimited Tax School Building and Refunding Bonds, Series 2012	4.000%	02/15/2028	Aa1	2,000,000	2,150,020
New Braunfels Independent School District, (A political subdivision of the State of Texas located in Comal and Guadalupe Counties, Texas), Unlimited Tax School Building Bonds, Series 2008 (Prerefunded to 02-01-2017 @ 100) (b)	5.000%	02/01/2029	AA	900,000	902,700
Lake Travis Independent School District, Unlimited Tax School Building Bonds, Series 2012	5.000%	02/15/2029	AA+	2,365,000	2,633,735
Carrollton-Farmers Branch Independent School District (Dallas and Denton Counties, Texas), Unlimited Tax School Building Bonds, Series 2013A	4.000%	02/15/2030	Aa1	1,000,000	1,056,580
Lake Travis Independent School District, Unlimited Tax School Building Bonds, Series 2012	5.000%	02/15/2031	AA+	1,565,000	1,738,918
City of Fort Worth, Texas, (Tarrant, Denton, Parker, Johnson and Wise Counties, Texas), Water and Sewer System Revenue Refunding and Improvement Bonds, Series 2016	5.000%	02/15/2033	Aa1	1,650,000	1,897,137

					14,141,005

Utah (0.63%)
Board of Education of Canyons School District, Utah, General Obligation Bonds, (Utah School Bond Guaranty Program), Series 2011	4.000%	06/15/2023	Aaa	1,000,000	1,088,640
Board of Education of Alpine School District, Utah County, Utah, General Obligation School Building and Refunding Bonds, (Utah School Bond Guaranty Program), Series 2012B	3.000%	03/15/2024	Aa1	500,000	517,285
Jordan Valley Water Conservancy District, Water Revenue and Refunding Bonds, Series 2014A	5.000%	10/01/2029	AA+	75,000	81,447
Jordan Valley Water Conservancy District, Water Revenue and Refunding Bonds, Series 2014A (Prerefunded to 10-01-2019 @ 100) (b)	5.000%	10/01/2029	NR	425,000	464,040
Weber Basin Water Conservancy District, Water Revenue Bonds, Series 2013B	4.250%	04/01/2033	AA+	1,195,000	1,270,966

					3,422,378

Virginia (2.80%)
Fairfax County Water Authority, Water Refunding Revenue Bonds, Series 1997	5.000%	04/01/2021	Aaa	900,000	966,510
City of Salem, Virginia General Obligation Public Improvement Refunding Bonds Series 2007A	4.500%	01/01/2023	Aa3	520,000	521,175
Virginia Public School Authority, Special Obligation School Financing Bonds, Prince William County Series 2012 (Prerefunded to 07-15-2021 @ 100 (b)	4.500%	07/15/2024	Aaa	3,285,000	3,670,495
Loudoun County, Virginia, General Obligation Public Improvement Bonds, Series 2011A	4.000%	12/01/2026	Aaa	1,065,000	1,143,373
Loudoun County, Virginia, General Obligation Public Improvement Bonds, Series 2011A (Prerefunded to 12-01-2020 @ 100) (b)	4.000%	12/01/2026	NR	330,000	357,519
City of Norfolk, Virginia, Water Revenue Bonds, Series 2013	5.000%	11/01/2029	Aa2	1,790,000	1,999,430
City of Norfolk, Virginia, Water Revenue Bonds, Series 2013	5.000%	11/01/2030	Aa2	1,880,000	2,098,324
City of Norfolk, Virginia, Water Revenue Bonds, Series 2013	5.000%	11/01/2031	Aa2	1,975,000	2,202,619
City of Norfolk, Virginia, Water Revenue Bonds, Series 2013	5.000%	11/01/2032	Aa2	2,075,000	2,307,794

					15,267,239

144	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Washington (4.96%)
Bellevue School District No. 405, King County, Washington, Unlimited Tax General Obligation Refunding Bonds, 2012B	3.000%	12/01/2023	AA+	$5,000,000	$5,226,000
Lake Washington School District No. 414, King County, Washington, Unlimited Tax General Obligation Bonds, 2008 (Prerefunded to 12-01-2018 @ 100) (b)	5.000%	12/01/2025	AA+	2,000,000	2,141,160
Public Utility District No. 1 of Clark County, Washington, Water System Revenue Bonds, Series 2008	5.000%	01/01/2028	Aa2	680,000	715,224
College Place School District No. 250, Walla Walla County, Washington, Unlimited Tax General Obligation Bonds, Series 2012	4.250%	12/01/2028	A1	2,445,000	2,671,676
Public Utility District No. 1 of Clark County, Washington, Water System Revenue Bonds, Series 2008	5.125%	01/01/2029	Aa2	445,000	469,137
City of Tacoma, Washington, Solid Waste Revenue Refunding Bonds, 2016B	5.000%	12/01/2030	A1	1,600,000	1,869,072
Public Utility District No. 1 of Douglas County, Washington, Electric Distribution System Revenue and Refunding Bonds, Series 2012	5.000%	12/01/2030	Aa3	1,325,000	1,515,959
Public Utility District No. 1 of Cowlitz County, Washington, Production System Revenue Refunding Bonds, 2014	5.000%	09/01/2031	A1	2,205,000	2,487,020
City of Pasco, Washington, Water and Sewer Improvement and Refunding Revenue Bonds, 2015	5.000%	12/01/2031	AA-	295,000	333,902
Public Utility District No. 1 of Clark County, Washington, Water System Revenue Bonds, Series 2014	5.000%	01/01/2032	Aa2	1,100,000	1,232,627
City of Pasco, Washington, Water and Sewer Improvement and Refunding Revenue Bonds, 2015	5.000%	12/01/2032	AA-	375,000	422,910
City of Pasco, Washington, Water and Sewer Improvement and Refunding Revenue Bonds, 2015	5.000%	12/01/2033	AA-	865,000	971,257
Lake Washington School District No. 414, King County, Washington, Unlimited Tax General Obligation and Refunding Bonds, 2016	4.000%	12/01/2033	AA+	4,875,000	5,189,486
Public Utility District No. 1 of Clark County, Washington, Generating System Revenue and Refunding Bonds, Series 2016	5.000%	01/01/2034	A	1,585,000	1,794,426

					27,039,856

West Virginia (3.05%)
West Virginia University Board of Governors, University Improvement Revenue Bonds, (West Virginia University Projects), 2011 Series B	5.000%	10/01/2022	A	2,200,000	2,487,342
The Board of Education of the County of Manongalia (West Virginia), Public School Refunding Bonds, Series 2012	4.250%	05/01/2027	AA-	2,260,000	2,448,846
West Virginia University Board of Governors, University Improvement Revenue Bonds, (West Virginia University Projects), 2011 Series B	4.750%	10/01/2027	A	2,240,000	2,480,733
The Board of Education of the County of Manongalia (West Virginia), Public School Refunding Bonds, Series 2012	4.375%	05/01/2028	AA-	2,350,000	2,551,136
West Virginia University Board of Governors, University Improvement Revenue Bonds, (West Virginia University Projects), 2011 Series B	4.750%	10/01/2028	A	2,595,000	2,865,321
The Board of Education of the County of Braxton (West Virginia), Public School Refunding Bonds, Series 2016	5.000%	05/01/2029	AA-	535,000	615,796
The Board of Education of the County of Braxton (West Virginia), Public School Refunding Bonds, Series 2016	2.500%	05/01/2029	AA-	350,000	308,091
The Board of Education of the County of Manongalia (West Virginia), Public School Refunding Bonds, Series 2012	5.000%	05/01/2030	AA-	2,555,000	2,859,198

					16,616,463

Wisconsin (1.85%)
Fox Valley Technical College District, Wisconsin, General Obligation School Facilities Bonds, Series 2012C	3.000%	12/01/2023	Aaa	1,925,000	2,022,925
School District of Elmbrook, Waukesha County, Wisconsin, General Obligation School Building and Improvement Bonds (Prerefunded to 04-01-2018 @ 100) (b)	5.000%	04/01/2028	Aaa	850,000	890,774
City of Oshkosh, Wisconsin, Storm Water Utility Revenue Bonds, Series 2013A	4.000%	05/01/2029	A1	2,495,000	2,590,958
Ellsworth Community School District, Pierce County, Wisconsin, General Obligation Refunding Bonds	3.500%	04/01/2030	Aa3	795,000	808,213
Ellsworth Community School District, Pierce County, Wisconsin, General Obligation Refunding Bonds	4.000%	04/01/2031	Aa3	430,000	452,906

See accompanying notes to financial statements.	145

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Wisconsin (Cont.)
Ellsworth Community School District, Pierce County, Wisconsin, General Obligation Refunding Bonds	4.000%	04/01/2032	Aa3	$970,000	$1,019,111
Central Brown County Water Authority, Wisconsin, Water System Revenue Refunding Bonds, Series 2014A	5.000%	11/01/2032	A+	2,000,000	2,276,960

					10,061,847

Total Long-term Municipal Bonds
(cost $519,298,206)					528,784,814

Short-term Municipal Variable Rate Demand Notes (0.02%)
Oklahoma (0.02%)
Oklahoma Turnpike Authority, Oklahoma Turnpike System, Refunding Second Senior Revenue Bonds, Series 2006F (e)	0.710%	01/01/2028	Aa3	125,000	125,000

Total Short-term Municipal Variable Rate Demand Notes
(cost $125,000)					125,000

				Shares	Value
Short-term Investments (2.30%)
JPMorgan U.S. Government Money Market Fund Capital Shares				12,552,180	$12,552,180

Total Short-term Investments
(cost $12,552,180)					12,552,180

TOTAL INVESTMENTS (99.42%)
(cost $531,975,386)					541,461,994
OTHER ASSETS, NET OF LIABILITIES (0.58%)					3,132,630

NET ASSETS (100.00%)					$544,594,624

(a)	Ratings are not audited and represent the lower of Moody’s or S&P issuer specific ratings.

(b)	Advanced Refunded Bonds are backed by an escrow or trust containing U.S. Government, U.S. Government Agency or other securities to support the timely payment of principal and interest.

(c)	Rate shown is fixed until mandatory tender date of July 1, 2026.

(d)	Security purchased on a “when-issued” basis.

(e)	Rate shown is as of December 31, 2016.

NR - Not Rated

146	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST MONEY MARKET FUND

SCHEDULE OF INVESTMENTS

December 31, 2016

	Principal amount	Value
Short-term Investments (100.55%)
Government Agency Securities (a) (53.23%)
Federal Home Loan Bank
0.280%, 01/03/2017	$22,000,000	$21,999,657
0.360%, 01/04/2017	7,000,000	6,999,790
0.400%, 01/11/2017	17,000,000	16,998,111
0.410%, 01/13/2017	13,500,000	13,498,155
0.320%, 01/13/2017	3,500,000	3,499,627
0.448%, 01/18/2017	35,500,000	35,492,490
0.330%, 01/31/2017	2,260,000	2,259,378
0.500%, 02/03/2017	10,500,000	10,495,188
0.490%, 02/09/2017	11,475,000	11,468,909
0.500%, 02/17/2017	11,000,000	10,992,819
0.535%, 02/23/2017	9,500,000	9,492,517
0.500%, 02/28/2017	11,000,000	10,991,139
0.500%, 03/01/2017	8,203,000	8,196,278
0.550%, 03/03/2017	2,500,000	2,497,670
0.525%, 03/07/2017	10,000,000	9,990,521
0.530%, 03/20/2017	9,500,000	9,489,091
0.530%, 03/21/2017	7,000,000	6,991,859
Federal Home Loan Mortgage Corp. 0.370%, 02/14/2017	11,360,000	11,354,863

		202,708,062

	Shares	Value
Registered Investment Companies (2.99%)
JPMorgan U.S. Government Money Market Fund Capital Shares	11,382,792	$11,382,792

	Principal amount	Value
U.S. Government Obligations (44.33%)
U.S. Treasury Bill
0.348%, 01/05/2017	$20,000,000	$19,999,228
0.282%, 01/05/2017	5,000,000	4,999,844
0.318%, 01/12/2017	16,000,000	15,998,445
0.286%, 01/19/2017	26,500,000	26,496,210
0.421%, 01/26/2017	8,000,000	7,997,664
0.358%, 01/26/2017	3,500,000	3,499,130
0.400%, 01/26/2017	2,000,000	1,999,444
0.361%, 02/02/2017	10,000,000	9,996,796
0.438%, 02/16/2017	20,000,000	19,988,807
0.453%, 03/02/2017	21,000,000	20,984,162
0.468%, 03/02/2017	16,860,000	16,846,863
0.437%, 03/09/2017	20,000,000	19,983,734

		168,790,327

Total Short-term Investments
(cost $382,881,181)		382,881,181

TOTAL INVESTMENTS (100.55%)
(cost $382,881,181)		382,881,181
LIABILITIES, NET OF OTHER ASSETS (-0.55%)		(2,082,501)

NET ASSETS (100.00%)		$380,798,680

(a)	The obligations of these U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 6, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corp. (“Freddie Mac”) into conservatorship. The United States Treasury has put in place a set of financing agreements to help ensure that this entity continues to meet its obligations to holders of bonds it has issued or guaranteed.

See accompanying notes to financial statements.	147

STATE FARM MUTUAL FUND TRUST LIFEPATH RETIREMENT FUND

SCHEDULE OF INVESTMENTS

December 31, 2016

	Shares	Value
Exchange-Traded Funds (a) (99.85%)
Equity Funds (40.14%)
iShares Cohen & Steers REIT ETF	187,534	$18,685,888
iShares Core MSCI EAFE ETF	1,904,635	102,145,575
iShares Core MSCI Emerging Markets ETF	759,032	32,220,908
iShares MSCI Canada ETF	389,450	10,184,118
iShares Russell 1000 ETF	2,267,980	282,272,791
iShares Russell 2000 ETF	431,421	58,177,122

		503,686,402

Fixed Income Funds (59.71%)
iShares Core U.S. Aggregate Bond ETF	5,929,032	640,691,198
iShares TIPS Bond ETF	958,967	108,526,295

		749,217,493

Total Exchange-Traded Funds
(cost $1,225,080,198)		1,252,903,895

TOTAL INVESTMENTS (99.85%)
(cost $1,225,080,198)		1,252,903,895
CASH AND OTHER ASSETS, NET OF LIABILITIES (0.15%)		1,820,175

NET ASSETS (100.00%)		$1,254,724,070

(a)	BlackRock, as subadviser to the LifePath Funds, is an affiliate of the LifePath Funds. BlackRock or its affiliates serve as the investment adviser to each of the iShares ETFs.

148	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST LIFEPATH 2020 FUND

SCHEDULE OF INVESTMENTS

December 31, 2016

	Shares	Value
Exchange-Traded Funds (a) (100.01%)
Equity Funds (49.85%)
iShares Cohen & Steers REIT ETF	748,009	$74,531,617
iShares Core MSCI EAFE ETF	4,164,234	223,327,869
iShares Core MSCI Emerging Markets ETF	1,676,473	71,166,279
iShares MSCI Canada ETF	893,543	23,366,149
iShares Russell 1000 ETF	4,609,600	573,710,816
iShares Russell 2000 ETF	654,027	88,195,541

		1,054,298,271

Fixed Income Funds (50.16%)
iShares Core U.S. Aggregate Bond ETF	8,459,148	914,095,533
iShares TIPS Bond ETF	1,295,542	146,616,488

		1,060,712,021

Total Exchange-Traded Funds
(cost $2,052,470,901)		2,115,010,292

Short-term Investments (0.22%)
State Street Institutional U.S. Government Money Market Fund Premier Class	4,619,603	4,619,603

Total Short-term Investments
(cost $4,619,603)		4,619,603

TOTAL INVESTMENTS (100.23%)
(cost $2,057,090,504)		2,119,629,895
LIABILITIES, NET OF CASH AND OTHER ASSETS (-0.23%)		(4,897,266)

NET ASSETS (100.00%)		$2,114,732,629

(a)	BlackRock, as subadviser to the LifePath Funds, is an affiliate of the LifePath Funds. BlackRock or its affiliates serve as the investment adviser to each of the iShares ETFs.

See accompanying notes to financial statements.	149

STATE FARM MUTUAL FUND TRUST LIFEPATH 2030 FUND

SCHEDULE OF INVESTMENTS

December 31, 2016

	Shares	Value
Exchange-Traded Funds (a) (100.07%)
Equity Funds (72.21%)
iShares Cohen & Steers REIT ETF	1,773,798	$176,741,233
iShares Core MSCI EAFE ETF	6,841,808	366,926,163
iShares Core MSCI Emerging Markets ETF	2,742,476	116,418,106
iShares MSCI Canada ETF	1,413,179	36,954,631
iShares Russell 1000 ETF	6,885,249	856,938,091
iShares Russell 2000 ETF	446,606	60,224,819

		1,614,203,043

Fixed Income Funds (27.86%)
iShares Core U.S. Aggregate Bond ETF	5,020,641	542,530,466
iShares TIPS Bond ETF	709,409	80,283,817

		622,814,283

Total Exchange-Traded Funds
(cost $2,150,982,625)		2,237,017,326

	Shares	Value
Short-term Investments (0.23%)
State Street Institutional U.S. Government Money Market Fund Premier Class	5,277,322	$5,277,322

Total Short-term Investments
(cost $5,277,322)		5,277,322

TOTAL INVESTMENTS (100.30%)
(cost $2,156,259,947)		2,242,294,648
LIABILITIES, NET OF CASH AND OTHER ASSETS (-0.30%)		(6,778,275)

NET ASSETS (100.00%)		$2,235,516,373

(a)	BlackRock, as subadviser to the LifePath Funds, is an affiliate of the LifePath Funds. BlackRock or its affiliates serve as the investment adviser to each of the iShares ETFs.

As of December 31, 2016, investments in issuers considered to be affiliates of the LifePath 2030 Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Security	Shares Held at December 31, 2015	Shares Purchased	Shares Sold	Shares Held at December 31, 2016	Value at December 31, 2016	Income Dividends	Realized Gain (Loss) on Sales
iShares Cohen & Steers REIT ETF	1,664,409	200,689	91,300	1,773,798	$176,741,233	$7,041,114	$(24,675)
iShares Russell 1000 ETF	7,194,364	409,623	718,738	6,885,249	856,938,091	16,945,591	2,013,084

					$1,033,679,324	$23,986,705	$1,988,409

150	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST LIFEPATH 2040 FUND

SCHEDULE OF INVESTMENTS

December 31, 2016

	Shares	Value
Exchange-Traded Funds (a) (100.04%)
Equity Funds (91.45%)
iShares Cohen & Steers REIT ETF	1,980,848	$197,371,695
iShares Core MSCI EAFE ETF	6,648,627	356,565,866
iShares Core MSCI Emerging Markets ETF	2,680,181	113,773,683
iShares MSCI Canada ETF	1,362,305	35,624,276
iShares Russell 1000 ETF	6,334,558	788,399,089
iShares Russell 2000 ETF	151,170	20,385,273

		1,512,119,882

Fixed Income Funds (8.59%)
iShares Core U.S. Aggregate Bond ETF	1,176,794	127,164,360
iShares TIPS Bond ETF	131,040	14,829,797

		141,994,157

Total Exchange-Traded Funds
(cost $1,581,404,252)		1,654,114,039

	Shares	Value
Short-term Investments (0.29%)
State Street Institutional U.S. Government Money Market Fund Premier Class	4,765,555	$4,765,555

Total Short-term Investments
(cost $4,765,555)		4,765,555

TOTAL INVESTMENTS (100.33%)
(cost $1,586,169,807)		1,658,879,594
LIABILITIES, NET OF CASH AND OTHER ASSETS (-0.33%)		(5,394,135)

NET ASSETS (100.00%)		$1,653,485,459

(a)	BlackRock, as subadviser to the LifePath Funds, is an affiliate of the LifePath Funds. BlackRock or its affiliates serve as the investment adviser to each of the iShares ETFs.

As of December 31, 2016, investment in an issuer considered to be an affiliate of the LifePath 2040 Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, was as follows:

Security	Shares Held at December 31, 2015	Shares Purchased	Shares Sold	Shares Held at December 31, 2016	Value at December 31, 2016	Income Dividends	Realized Gain (Loss) on Sales
iShares Cohen & Steers REIT ETF	1,781,952	334,596	135,700	1,980,848	$197,371,695	$7,582,783	$(109,065)

See accompanying notes to financial statements.	151

STATE FARM MUTUAL FUND TRUST LIFEPATH 2050 FUND

SCHEDULE OF INVESTMENTS

December 31, 2016

	Shares	Value
Exchange-Traded Funds (a) (100.30%)
Equity Funds (99.33%)
iShares Cohen & Steers REIT ETF	535,663	$53,373,462
iShares Core MSCI EAFE ETF	1,758,499	94,308,301
iShares Core MSCI Emerging Markets ETF	705,974	29,968,596
iShares MSCI Canada ETF	359,320	9,396,218
iShares Russell 1000 ETF	1,585,167	197,289,885
iShares Russell 2000 ETF	29,512	3,979,693

		388,316,155

Fixed Income Funds (0.97%)
iShares Core U.S. Aggregate Bond ETF	34,902	3,771,510

Total Exchange-Traded Funds
(cost $376,469,942)		392,087,665

Short-term Investments (0.41%)
State Street Institutional U.S. Government Money Market Fund Premier Class	1,611,457	1,611,457

Total Short-term Investments
(cost $1,611,457)		1,611,457

TOTAL INVESTMENTS (100.71%)
(cost $378,081,399)		393,699,122
LIABILITIES, NET OF CASH AND OTHER ASSETS (-0.71%)		(2,765,838)

NET ASSETS (100.00%)		$390,933,284

(a)	BlackRock, as subadviser to the LifePath Funds, is an affiliate of the LifePath Funds. BlackRock or its affiliates serve as the investment adviser to each of the iShares ETFs.

152	See accompanying notes to financial statements.

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STATE FARM MUTUAL FUND TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	Equity Fund	Small/ Mid Cap Equity Fund	International Equity Fund
Assets
Investments in securities at identified cost	$476,593,749	251,623,059	111,488,890

Investments in securities at market value	$572,963,137	295,031,337	125,255,755
Cash	—	—	19,802
Foreign currencies at value (cost $120,105 and $1,154,120, respectively)	—	—	119,875
Receivable for:
Dividends and interest	450,719	194,129	208,964
Shares of the Fund sold	388,336	174,463	93,272
Securities sold	—	1,394,984	677,407
SFIMC	60	48	—
Federal tax expense reimbursement	—	—	—
Variation margin on futures contracts	—	—	—
Prepaid expenses	5,546	4,544	1,187

Total assets	573,807,798	296,799,505	126,376,262

Liabilities and Net Assets
Distributions to shareholders	—	—	—
Payable for:
Shares of the Fund redeemed	2,270,312	1,321,536	418,776
Securities Purchased	4,032,332	2,531,564	166,255
Trustees’ fees and expenses	2,147	1,020	374
Variation margin on futures contracts	—	—	—
Due to affiliates	485,865	333,784	173,386
Accrued liabilities	45,675	44,578	70,748

Total liabilities	6,836,331	4,232,482	829,539

Net assets applicable to shares outstanding of common stock	$566,971,467	292,567,023	125,546,723

Analysis of Net Assets
Paid-in-capital	$466,307,016	248,298,472	122,256,430
Accumulated net realized gain (loss)	4,032,532	860,273	(9,514,982)
Net unrealized appreciation (depreciation)	96,369,388	43,408,278	13,756,456
Accumulated undistributed net investment income (loss)	262,531	—	(951,181)

Net assets applicable to shares outstanding	$566,971,467	292,567,023	125,546,723

Fund shares outstanding:
Class A Shares	13,881,836	7,797,735	3,406,589
Class B Shares	265,846	1,070,650	907,169
Premier Shares	13,511,027	9,256,176	4,689,387
Legacy Class B Shares	542,402	921,517	900,292
Institutional Shares	30,160,835	4,002,566	1,774,664
Class R-1 Shares	295,596	325,114	234,926
Class R-2 Shares	1,447,070	1,006,712	467,201
Class R-3 Shares	162,537	243,590	173,745
Net assets applicable to shares outstanding:
Class A Shares	$128,836,101	93,840,954	33,969,810
Class B Shares	2,444,261	11,848,210	8,818,906
Premier Shares	131,277,924	108,920,901	47,251,525
Legacy Class B Shares	5,262,363	9,931,838	8,896,389
Institutional Shares	281,485,323	49,583,161	17,888,306
Class R-1 Shares	2,744,155	3,688,551	2,321,432
Class R-2 Shares	13,402,659	11,773,072	4,650,013
Class R-3 Shares	1,518,681	2,980,336	1,750,342
Net asset value:
Class A Shares	$9.28	12.03	9.97
Class B Shares	9.19	11.07	9.72
Premier Shares	9.72	11.77	10.08
Legacy Class B Shares	9.70	10.78	9.88
Institutional Shares	9.33	12.39	10.08
Class R-1 Shares	9.28	11.35	9.88
Class R-2 Shares	9.26	11.69	9.95
Class R-3 Shares	9.34	12.24	10.07
Maximum offering price:
Class A Shares	$9.77	12.66	10.49
Premier Shares	10.23	12.39	10.61

(a)	Relates to investments in affiliated investment companies.

(b)	Includes amounts pledged for open futures contracts for the Small Cap Index and International Index Funds of $393,000 and $82,428, respectively.

154	See accompanying notes to financial statements.

S&P 500 Index Fund	Small Cap Index Fund		International Index Fund		Equity and Bond Fund		Bond Fund	Tax Advantaged Bond Fund	Money Market Fund

799,178,355	356,125,371		213,080,265		328,381,133	(a)	851,577,484	531,975,386	382,881,181

1,338,425,871	497,708,861		250,277,990		369,499,796	(a)	856,919,167	541,461,994	382,881,181
6,832	393,840	(b)	—		289,990		—	—	—
—	—		1,151,467	(b)	—		—	—	—

1,644,858	625,598		668,395		306,396		6,097,229	5,845,761	579
1,344,317	350,159		176,671		104,435		476,968	386,803	1,775,475
—	—		36,041		—		—	—	—
—	19,516		18,197		129,855		—	—	31,504
1,328	—		—		—		—	—	—
—	—		6,126		—		—	—	—
13,926	5,592		2,243		631		8,391	5,223	5,071

1,341,437,132	499,103,566		252,337,130		370,331,103		863,501,755	547,699,781	384,693,810

—	—		248		—		358,935	186,823	568

2,743,409	924,348		675,226		625,313		1,083,594	68,843	3,688,287
—	7,329		—		—		—	2,529,069	—
4,587	1,504		2,754		1,375		3,295	2,112	1,493
243,040	30,331		—		—		—	—	—
655,215	274,890		169,874		88,433		393,136	272,714	165,371
133,000	98,657		166,026		37,483		64,715	45,596	39,411

3,779,251	1,337,059		1,014,128		752,604		1,903,675	3,105,157	3,895,130

1,337,657,881	497,766,507		251,323,002		369,578,499		861,598,080	544,594,624	380,798,680

794,524,994	353,800,280		247,392,729		315,056,506		856,006,530	536,143,440	380,798,680
3,005,933	2,512,682		(31,474,393)		13,253,764		249,867	(1,035,424)	—
539,911,039	141,547,580		37,170,400		41,118,663		5,341,683	9,486,608	—
215,915	(94,035)		(1,765,734)		149,566		—	—	—

1,337,657,881	497,766,507		251,323,002		369,578,499		861,598,080	544,594,624	380,798,680

30,234,706	10,162,393		6,946,661		11,893,060		18,386,701	9,069,876	120,745,133
553,716	811,290		888,923		1,248,034		905,550	211,269	347,612
33,910,825	10,803,797		9,268,363		13,718,977		32,597,774	37,323,625	152,697,300
1,033,708	1,528,079		1,121,979		1,927,381		217,468	11,392	348,418
11,756,405	5,439,125		3,904,952		3,261,296		23,611,969		83,186,242
564,658	249,647		268,844		327,155		341,476		4,719,799
1,484,534	589,949		711,904		679,052		861,773		17,039,942
202,397	145,612		182,785		161,560		153,870		1,714,244

505,089,393	170,883,590		74,956,912		131,661,053		205,514,053	106,043,891	120,745,134
9,322,397	13,281,618		9,612,222		13,831,462		10,113,254	2,469,648	347,611
569,831,271	179,979,577		99,831,235		153,532,147		364,611,812	435,947,921	152,697,299
17,565,330	24,831,735		12,167,317		21,616,003		2,433,611	133,164	348,410
198,199,463	92,210,968		42,203,930		36,163,912		263,766,744		83,186,240
9,471,044	4,186,777		2,906,670		3,572,689		3,816,558		4,719,799
24,773,683	9,922,386		7,666,794		7,430,196		9,621,793		17,039,943
3,405,300	2,469,856		1,977,922		1,771,037		1,720,255		1,714,244

16.71	16.82		10.79		11.07		11.18	11.69	1.00
16.84	16.37		10.81		11.08		11.17	11.69	1.00
16.80	16.66		10.77		11.19		11.19	11.68	1.00
16.99	16.25		10.84		11.22		11.19	11.69	1.00
16.86	16.95		10.81		11.09		11.17		1.00
16.77	16.77		10.81		10.92		11.18		1.00
16.69	16.82		10.77		10.94		11.17		1.00
16.82	16.96		10.82		10.96		11.18		1.00

17.59	17.71		11.36		11.65		11.53	12.05	1.00
17.68	17.54		11.34		11.78		11.54	12.04	1.00

See accompanying notes to financial statements.	155

STATE FARM MUTUAL FUND TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	LifePath Retirement Fund	LifePath 2020 Fund	LifePath 2030 Fund	LifePath 2040 Fund	LifePath 2050 Fund
Assets
Investments in securities at identified cost (a)	$1,225,080,198	2,057,090,504	2,156,259,947	1,586,169,807	378,081,399

Investments in securities at market value (b)	$1,252,903,895	2,119,629,895	2,242,294,648	1,658,879,594	393,699,122
Foreign currencies at value (cost $879, $782, $1,066, $975 and $251, respectively)	889	789	1,075	984	254
Receivable for:
Dividends and interest	271	453	1,368	1,052	338
Shares of the Fund sold	1,614,890	2,210,580	2,450,767	1,532,969	540,495
Securities sold	7,773,843	19,513,090	15,449,323	13,919,666	2,724,378
Prepaid expenses	11,668	18,691	25,601	13,322	3,088

Total assets	1,262,305,456	2,141,373,498	2,260,222,782	1,674,347,587	396,967,675

Liabilities and Net Assets
Distributions to shareholders	69,408	372,477	357,339	207,393	313,878
Payable for:
Shares of the Fund redeemed	1,384,113	4,132,506	6,529,142	3,877,765	1,772,797
Securities purchased	4,970,824	20,717,821	16,356,745	15,626,416	3,589,518
Trustees’ fees and expenses	5,442	4,901	6,633	4,000	5,302
Due to bank	325,680	—	—	—	—
Due to affiliates	766,894	1,312,441	1,383,599	1,018,296	302,453
Accrued liabilities	59,025	100,723	72,951	128,258	50,443

Total liabilities	7,581,386	26,640,869	24,706,409	20,862,128	6,034,391

Net assets applicable to shares outstanding of common stock	$1,254,724,070	2,114,732,629	2,235,516,373	1,653,485,459	390,933,284

Analysis of Net Assets
Paid-in-capital	1,236,064,694	2,049,753,547	2,147,439,066	1,579,171,352	375,250,294
Accumulated net realized gain (loss)	(15,047,972)	1,632,448	885,898	953,780	(19,573)
Net unrealized appreciation (depreciation)	27,823,706	62,539,398	86,034,710	72,709,796	15,617,726
Accumulated undistributed net investment income (loss)	5,883,642	807,236	1,156,699	650,531	84,837

Net assets applicable to shares outstanding	$1,254,724,070	2,114,732,629	2,235,516,373	1,653,485,459	390,933,284

Fund shares outstanding:
Class A Shares	31,799,656	60,584,466	69,390,592	54,433,662	26,016,905
Class B Shares	614,605	1,597,020	2,043,334	1,999,905
Premier Shares	57,563,163	69,743,014	56,293,565	24,622,518	8,642,654
Legacy Class B Shares	305,940	841,968	798,493	752,041
Institutional Shares	8,240,656	14,777,817	17,283,074	20,836,437
Class R-1 Shares	577,851	1,472,096	2,371,161	1,666,305	943,653
Class R-2 Shares	2,136,323	4,469,093	4,808,710	3,716,755	1,690,187
Class R-3 Shares	150,061	252,425	302,747	412,186
Net assets applicable to shares outstanding:
Class A Shares	$387,566,414	835,421,822	1,011,219,773	827,825,888	272,829,402
Class B Shares	7,539,166	21,907,989	29,674,408	30,313,466
Premier Shares	717,412,615	956,554,651	820,742,423	375,887,422	90,411,824
Legacy Class B Shares	3,837,656	11,665,069	11,711,907	11,554,479
Institutional Shares	102,720,611	204,220,166	253,494,610	319,804,801
Class R-1 Shares	7,067,249	20,187,368	34,338,960	25,230,924	9,915,425
Class R-2 Shares	26,712,342	61,294,412	69,890,352	56,472,745	17,776,633
Class R-3 Shares	1,868,017	3,481,152	4,443,940	6,395,734
Net asset value:
Class A Shares	$12.19	13.79	14.57	15.21	10.49
Class B Shares	12.27	13.72	14.52	15.16
Premier Shares	12.46	13.72	14.58	15.27	10.46
Legacy Class B Shares	12.54	13.85	14.67	15.36
Institutional Shares	12.47	13.82	14.67	15.35
Class R-1 Shares	12.23	13.71	14.48	15.14	10.51
Class R-2 Shares	12.50	13.72	14.53	15.19	10.52
Class R-3 Shares	12.45	13.79	14.68	15.52
Maximum offering price:
Class A Shares	$12.83	14.52	15.34	16.01	11.04
Premier Shares	13.12	14.44	15.35	16.07	11.01

(a)	Includes amounts related to investments in affiliated investment companies for the LifePath 2030 and LifePath 2040 Funds of $944,380,258 and $171,004,237, respectively.

(b)	Includes amounts related to investments in affiliated investment companies for the LifePath 2030 and LifePath 2040 Funds of $1,033,679,324 and $197,371,695, respectively.

156	See accompanying notes to financial statements.

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STATE FARM MUTUAL FUND TRUST

STATEMENTS OF OPERATIONS

Year ended December 31, 2016

	Equity Fund	Small/ Mid Cap Equity Fund	International Equity Fund	S&P 500 Index Fund	Small Cap Index Fund
Investment Income:
Dividends	$9,106,746	3,460,223	2,332,773	26,485,408	6,481,925
Interest	23,010	13,839	9,075	118,119	18,528
Tax-exempt interest	—	—	—	—	—

	9,129,756	3,474,062	2,341,848	26,603,527	6,500,453
Less: foreign withholding taxes	—	(648)	(190,921)	—	(1,701)

Total investment income	9,129,756	3,473,414	2,150,927	26,603,527	6,498,752
Expenses:
Investment advisory and management fees	3,283,374	2,118,327	1,053,099	1,576,312	841,451
Shareholder services fees	1,303,759	613,406	305,717	2,781,557	1,001,281
Distribution fees Class A	329,725	225,618	97,104	1,246,498	350,839
Distribution fees Class B	24,027	103,761	86,970	92,094	96,408
Distribution fees Premier	295,793	232,974	115,588	1,222,537	411,101
Distribution fees Legacy Class B	37,481	61,383	60,309	125,609	149,376
Distribution fees Class R-1	12,846	16,871	12,061	44,572	17,919
Distribution fees Class R-2	40,598	33,182	15,487	71,817	26,793
Regulatory fees	102,830	93,219	92,347	115,897	95,480
Reports to shareholders	65,658	66,446	37,114	170,371	141,469
Audit fees	32,288	31,909	39,184	32,868	32,099
Trustees’ fees and expenses	23,546	10,941	2,685	51,367	18,382
Professional fees	10,675	7,829	30,022	22,577	9,300
Custodian fees	8,815	18,891	77,804	41,269	96,783
Errors and omissions insurance	3,122	1,915	919	8,177	3,088
ICI dues	4,311	2,760	1,287	8,931	4,355
Securities valuation fees	2,179	2,884	11,481	8,030	33,639
Fidelity bond expense	460	246	100	1,094	430
License index fees	—	—	—	132,590	64,299

Total expenses	5,581,487	3,642,562	2,039,278	7,763,839	3,394,492
Less: expense reimbursement from affiliates (c)	(92)	(123)	(29,667)	(10,365)	(63,441)

Net expenses	5,581,395	3,642,439	2,009,611	7,753,474	3,331,051

Net investment income (loss)	3,548,361	(169,025)	141,316	18,850,053	3,167,701
Realized and unrealized gain (loss):
Net realized gain (loss) on sales of investments	30,060,125	3,130,929	(1,431,665)	11,807,469	16,740,470
Net realized gain (loss) from affiliated investment companies	—	—	—	—	—
Net realized gain (loss) on forward foreign currency contracts	—	—	—	—	—
Net realized gain (loss) on foreign currency transactions	—	—	(83,423)	—	—
Net realized gain (loss) on futures contracts	—	—	—	2,342,649	161,375
Change in net unrealized gain (loss) on open futures contracts	—	—	—	1,014,220	(38,605)
Change in net unrealized appreciation (depreciation) on investments and foreign currency transactions	9,843,937	29,271,756	(6,054,546)	101,253,754	65,331,124

Net realized and unrealized gain (loss) on investments	39,904,062	32,402,685	(7,569,634)	116,418,092	82,194,364

Net change in net assets resulting from operations	$43,452,423	32,233,660	(7,428,318)	135,268,145	85,362,065

(a)	Relates to investments in affiliated investment companies.

(b)	Includes amounts related to dividends from affiliated investment companies for the LifePath 2030 and LifePath 2040 Funds of $23,986,705 and $7,582,783, respectively.

(c)	For the Money Market Fund, this amount includes $755,762 of additional voluntary fee waivers from SFIMC and VP Management Corp. See Note 7 under Expense Reduction Agreements.

(d)	Includes amounts related to net realized gain (loss) on sales of investments from affiliated investment companies for the LifePath 2030 and LifePath 2040 Funds of $1,988,409 and $(109,065), respectively.

(e)	Includes amounts related to change in net unrealized appreciation (depreciation) on investments from affiliated investment companies for the LifePath 2030 and LifePath 2040 Funds of $80,228,633 and $770,251, respectively.

158	See accompanying notes to financial statements.

International Index Fund	Equity and Bond Fund		Bond Fund	Tax Advantaged Bond Fund	Money Market Fund	LifePath Retirement Fund	LifePath 2020 Fund	LifePath 2030 Fund		LifePath 2040 Fund		LifePath 2050 Fund

8,810,510	5,196,790	(a)	—	—	—	27,980,082	48,116,323	51,546,529	(b)	39,258,056	(b)	9,181,216
—	—		25,095,763	14,728	1,196,844	3,346	4,999	3,225		8,127		3,027
—	—		—	16,348,511	—	—	—	—		—		—

8,810,510	5,196,790		25,095,763	16,363,239	1,196,844	27,983,428	48,121,322	51,549,754		39,266,183		9,184,243
(710,778)	—		—	—	—	6,299	14,389	17,432		16,016		1,466

8,099,732	5,196,790		25,095,763	16,363,239	1,196,844	27,989,727	48,135,711	51,567,186		39,282,199		9,185,709

637,768	—		861,307	557,694	376,546	3,359,887	5,625,404	5,704,122		4,157,476		945,168
578,511	8,943		1,938,447	1,118,522	862,545	2,735,878	4,744,442	4,935,112		3,732,596		851,416
202,732	354,012		747,838	621,891	232,893	1,437,090	2,592,333	2,840,590		2,038,232		695,867
92,266	133,506		69,498	21,206	1,812	81,745	228,956	144,661		147,792		—
231,149	332,072		687,683	763,657	177,648	1,333,158	1,870,053	1,531,111		792,436		128,493
80,322	144,790		18,989	1,382	2,567	30,293	88,031	86,861		85,638		—
14,498	17,170		18,699	—	21,454	38,253	102,638	166,797		129,395		43,981
25,009	22,890		32,199	—	28,874	78,147	182,102	195,562		147,271		47,161
96,359	97,439		108,742	76,118	113,935	105,422	117,251	149,194		110,978		59,212
114,418	55,617		91,268	26,597	56,748	140,721	209,043	155,906		212,862		68,384
37,169	30,640		47,455	45,061	38,128	12,587	11,906	9,120		10,993		11,270
12,669	15,466		35,571	22,807	15,369	54,100	89,490	91,500		63,325		18,450
64,641	10,151		15,372	10,350	7,254	20,726	38,015	58,208		22,830		9,450
98,425	—		14,044	5,375	2,729	—	—	—		—		—
1,764	2,420		5,243	3,811	2,324	7,997	16,214	10,680		10,765		1,993
2,378	—		6,406	4,468	2,964	11,127	18,554	17,534		12,166		3,374
26,036	—		90,759	95,603	5,414	458	416	477		452		224
233	321		738	525	323	919	1,216	1,542		1,121		11
104,963	—		—	—	—	—	—	—		—		—

2,421,310	1,225,437		4,790,258	3,375,067	1,949,527	9,448,508	15,936,064	16,098,977		11,676,328		2,884,454
(54,469)	(303,681)		—	—	(755,914)	—	—	—		—		—

2,366,841	921,756		4,790,258	3,375,067	1,193,613	9,448,508	15,936,064	16,098,977		11,676,328		2,884,454

5,732,891	4,275,034		20,305,505	12,988,172	3,231	18,541,219	32,199,647	35,468,209		27,605,871		6,301,255

(3,304,324)	19,301	(a)	621,535	821,497	—	(626,367)	1,653,081	897,570	(d)	954,904	(d)	17,848
—	13,234,671		—	—	—	—	—	—		—		—
235,092	—		—	—	—	—	—	—		—		—
(112,345)	—		—	—	—	15	46	29		43		3
(356,418)	—		—	—	—	—	—	—		—		—
(147,143)	—		—	—	—	—	—	—		—		—

(1,341,108)	3,565,761	(a)	1,209,131	(12,139,337)	—	45,774,802	82,462,982	103,617,601	(e)	87,511,716	(e)	21,799,414

(5,026,246)	16,819,733		1,830,666	(11,317,840)	—	45,148,450	84,116,109	104,515,200		88,466,663		21,817,265

706,645	21,094,767		22,136,171	1,670,332	3,231	63,689,669	116,315,756	139,983,409		116,072,534		28,118,520

See accompanying notes to financial statements.	159

STATE FARM MUTUAL FUND TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Equity Fund
Years ended December 31,	2016	2015
From operations:
Net investment income (loss)	$3,548,361	3,456,119
Net realized gain (loss)	30,060,125	35,370,645
Change in net unrealized appreciation or depreciation	9,843,937	(34,114,944)

Net change in net assets resulting from operations	43,452,423	4,711,820
Distributions to shareholders from and in excess of:
Net investment income:
Class A Shares	(591,008)	(770,535)
Class B Shares	—	—
Premier Shares	(651,876)	(547,189)
Legacy Class B Shares	—	56
Institutional Shares	(2,028,362)	(2,038,598)
Class R-1 Shares	(4,607)	(6,439)
Class R-2 Shares	(42,573)	(63,245)
Class R-3 Shares	(10,086)	(9,066)

	(3,328,512)	(3,435,016)
Net realized gain:
Class A Shares	(7,674,228)	(8,110,701)
Class B Shares	(142,872)	(171,727)
Premier Shares	(7,131,325)	(6,444,228)
Legacy Class B Shares	(292,374)	(383,452)
Institutional Shares	(16,563,643)	(15,332,766)
Class R-1 Shares	(156,880)	(144,779)
Class R-2 Shares	(774,321)	(886,595)
Class R-3 Shares	(86,678)	(86,766)

	(32,822,321)	(31,561,014)

Total distributions to shareholders	(36,150,833)	(34,996,030)
From Fund share transactions:
Proceeds from shares sold	245,017,078	82,687,637
Reinvestment of distributions	21,219,246	21,198,203

	266,236,324	103,885,840
Less payments for shares redeemed	(230,441,621)	(46,629,289)

Net increase (decrease) in net assets from Fund share transactions	35,794,703	57,256,551

Total increase (decrease) in net assets	43,096,293	26,972,341

Net assets:
Beginning of period	523,875,174	496,902,833

End of period*	$566,971,467	523,875,174

* Including accumulated undistributed net investment income (loss)	$262,531	48,809

160	See accompanying notes to financial statements.

Small/Mid Cap Equity Fund		International Equity Fund		S&P 500 Index Fund		Small Cap Index Fund
2016	2015	2016	2015	2016	2015	2016	2015

(169,025)	363,294	141,316	66,759	18,850,053	14,742,108	3,167,701	1,725,582
3,130,929	8,801,683	(1,515,088)	189,200	14,150,118	14,947,517	16,901,845	23,002,495
29,271,756	(22,893,988)	(6,054,546)	(1,342,330)	102,267,974	(23,260,402)	65,292,519	(48,714,273)

32,233,660	(13,729,011)	(7,428,318)	(1,086,371)	135,268,145	6,429,223	85,362,065	(23,986,196)

917	(118,202)	27	(98,169)	(7,550,440)	(6,616,829)	(1,069,191)	(487,204)
—	—	—	—	(65,897)	(49,054)	(18,787)	—
(990)	(107,177)	(1)	(81,349)	(8,748,091)	(5,652,153)	(1,162,529)	(733,557)
4	—	—	—	(164,925)	(162,932)	(66,445)	—
(28,754)	(158,732)	(13,406)	(88,788)	(3,362,119)	(2,560,144)	(736,660)	(530,262)
—	—	—	—	(112,578)	(79,622)	(14,345)	(2,444)
—	(2,583)	—	(4,022)	(334,866)	(282,110)	(47,415)	(27,424)
(672)	(8,074)	(297)	(6,989)	(56,700)	(34,221)	(18,600)	(13,984)

(29,495)	(394,768)	(13,677)	(279,317)	(20,395,616)	(15,437,065)	(3,133,972)	(1,794,875)

(783,801)	(3,673,656)	—	—	(4,085,538)	(1,259,668)	(5,484,732)	(5,903,377)
(106,834)	(489,498)	—	—	(74,194)	(27,305)	(449,528)	(672,071)
(919,147)	(3,678,162)	—	—	(4,419,217)	(1,126,009)	(5,840,336)	(9,666,883)
(92,050)	(445,786)	—	—	(138,053)	(56,459)	(845,734)	(1,316,660)
(396,353)	(1,712,619)	—	—	(1,550,967)	(422,533)	(2,911,764)	(4,117,660)
(32,088)	(144,134)	—	—	(75,469)	(19,904)	(135,255)	(176,694)
(99,680)	(472,987)	—	—	(196,547)	(59,141)	(318,290)	(470,720)
(24,227)	(107,767)	—	—	(26,676)	(5,914)	(79,758)	(123,137)

(2,454,180)	(10,724,609)	—	—	(10,566,661)	(2,976,933)	(16,065,397)	(22,447,202)

(2,483,675)	(11,119,377)	(13,677)	(279,317)	(30,962,277)	(18,413,998)	(19,199,369)	(24,242,077)

124,592,449	37,145,359	45,404,952	17,020,877	881,284,742	250,577,610	210,121,493	50,738,846
1,982,711	8,841,258	10,849	201,469	30,763,744	18,283,702	15,882,087	19,903,651

126,575,160	45,986,617	45,415,801	17,222,346	912,048,486	268,861,312	226,003,580	70,642,497
(131,399,498)	(32,039,915)	(50,884,029)	(15,384,648)	(842,109,731)	(143,121,442)	(218,630,685)	(43,299,427)

(4,824,338)	13,946,702	(5,468,228)	1,837,698	69,938,755	125,739,870	7,372,895	27,343,070

24,925,647	(10,901,686)	(12,910,223)	472,010	174,244,623	113,755,095	73,535,591	(20,885,203)

267,641,376	278,543,062	138,456,946	137,984,936	1,163,413,258	1,049,658,163	424,230,916	445,116,119

292,567,023	267,641,376	125,546,723	138,456,946	1,337,657,881	1,163,413,258	497,766,507	424,230,916

—	19,365	(951,181)	(1,060,138)	215,915	1,101,486	(94,035)	(84,291)

See accompanying notes to financial statements.	161

STATE FARM MUTUAL FUND TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	International Index Fund
Years ended December 31,	2016	2015
From operations:
Net investment income (loss)	$5,732,891	4,613,356
Net realized gain (loss)	(3,537,995)	(2,690,687)
Change in net unrealized appreciation or depreciation	(1,488,251)	(7,085,913)

Net change in net assets resulting from operations	706,645	(5,163,244)
Distributions to shareholders from and in excess of:
Net investment income:
Class A Shares	(1,807,267)	(1,530,537)
Class B Shares	(170,182)	(92,653)
Premier Shares	(2,538,430)	(1,459,585)
Legacy Class B Shares	(250,618)	(159,342)
Institutional Shares	(1,123,565)	(854,804)
Class R-1 Shares	(62,155)	(39,050)
Class R-2 Shares	(173,849)	(139,007)
Class R-3 Shares	(52,183)	(38,229)

	(6,178,249)	(4,313,207)
Net realized gain:
Class A Shares	—	—
Class B Shares	—	—
Premier Shares	—	—
Legacy Class B Shares	—	—
Institutional Shares	—	—
Class R-1 Shares	—	—
Class R-2 Shares	—	—
Class R-3 Shares	—	—

	—	—

Total distributions to shareholders	(6,178,249)	(4,313,207)
From Fund share transactions:
Proceeds from shares sold	120,197,981	43,023,125
Reinvestment of distributions	4,877,839	3,460,848

	125,075,820	46,483,973
Less payments for shares redeemed	(127,324,668)	(26,431,190)

Net increase (decrease) in net assets from Fund share transactions	(2,248,848)	20,052,783

Total increase (decrease) in net assets	(7,720,452)	10,576,332

Net assets:
Beginning of period	259,043,454	248,467,122

End of period*	$251,323,002	259,043,454

* Including accumulated undistributed net investment income (loss)	$(1,765,734)	(1,584,474)

162	See accompanying notes to financial statements.

Equity and Bond Fund		Bond Fund		Tax Advantaged Bond Fund		Money Market Fund
2016	2015	2016	2015	2016	2015	2016	2015

4,275,034	4,162,684	20,305,505	19,295,169	12,988,172	12,828,049	3,231	4,280
13,253,972	12,051,469	621,535	1,174,284	821,497	24,560	—	—
3,565,761	(13,650,892)	1,209,131	(13,743,529)	(12,139,337)	1,756,971	—	—

21,094,767	2,563,261	22,136,171	6,725,924	1,670,332	14,609,580	3,231	4,280

(1,530,448)	(1,847,922)	(6,833,251)	(9,315,230)	(5,753,657)	(10,591,174)	—	—
(67,629)	(81,070)	(199,736)	(231,455)	(60,869)	(135,607)	—	—
(1,787,702)	(1,370,287)	(6,398,758)	(3,100,830)	(7,169,709)	(2,087,835)	(45)	—
(168,374)	(194,810)	(54,623)	(81,756)	(3,937)	(13,433)	—	—
(504,512)	(494,039)	(6,466,679)	(6,240,638)	—	—	(3,166)	(4,158)
(32,045)	(31,418)	(72,795)	(73,211)	—	—	—	—
(80,079)	(87,841)	(230,264)	(201,193)	—	—	—	—
(24,512)	(23,316)	(49,399)	(50,856)	—	—	(20)	(122)

(4,195,301)	(4,130,703)	(20,305,505)	(19,295,169)	(12,988,172)	(12,828,049)	(3,231)	(4,280)

(4,302,017)	(1,029,739)	(118,756)	(281,707)	—	—	—	—
(463,026)	(99,652)	(5,782)	(7,575)	—	—	—	—
(4,970,482)	(752,315)	(208,264)	(86,765)	—	—	—	—
(714,486)	(158,597)	(1,399)	(2,349)	—	—	—	—
(1,174,456)	(229,339)	(147,904)	(167,797)	—	—	—	—
(119,020)	(22,713)	(2,135)	(2,333)	—	—	—	—
(245,100)	(51,729)	(5,563)	(6,768)	—	—	—	—
(59,458)	(11,183)	(980)	(1,352)	—	—	—	—

(12,048,045)	(2,355,267)	(490,783)	(556,646)	—	—	—	—

(16,243,346)	(6,485,970)	(20,796,288)	(19,851,815)	(12,988,172)	(12,828,049)	(3,231)	(4,280)

230,780,107	71,259,841	565,933,636	178,664,736	507,177,772	89,421,077	675,197,990	482,718,586
13,558,640	5,433,167	15,882,058	15,504,495	10,182,547	10,077,244	3,188	4,267

244,338,747	76,693,008	581,815,694	194,169,231	517,360,319	99,498,321	675,201,178	482,722,853
(218,345,186)	(38,846,644)	(520,141,344)	(110,657,167)	(490,356,338)	(88,257,046)	(641,120,285)	(438,931,734)

25,993,561	37,846,364	61,674,350	83,512,064	27,003,981	11,241,275	34,080,893	43,791,119

30,844,982	33,923,655	63,014,233	70,386,173	15,686,141	13,022,806	34,080,893	43,791,119

338,733,517	304,809,862	798,583,847	728,197,674	528,908,483	515,885,677	346,717,787	302,926,668

369,578,499	338,733,517	861,598,080	798,583,847	544,594,624	528,908,483	380,798,680	346,717,787

149,566	69,705	—	—	—	—	—	—

See accompanying notes to financial statements.	163

STATE FARM MUTUAL FUND TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	LifePath Retirement Fund
Years ended December 31,	2016	2015
From operations:
Net investment income	$18,541,219	17,220,879
Net realized gain (loss)	(626,352)	(13,486,881)
Change in net unrealized appreciation or depreciation	45,774,802	(26,496,804)

Net change in net assets resulting from operations	63,689,669	(22,762,806)
Distributions to shareholders from and in excess of:
Net investment income:
Class A Shares	(6,156,396)	(10,048,173)
Class B Shares	(58,462)	(46,420)
Premier Shares	(10,318,079)	(3,010,255)
Legacy Class B Shares	(40,305)	(45,022)
Institutional Shares	(1,732,493)	(1,388,597)
Class R-1 Shares	(80,895)	(60,184)
Class R-2 Shares	(343,167)	(244,916)
Class R-3 Shares	(29,890)	(26,566)

	(18,759,687)	(14,870,133)
Net realized gain:
Class A Shares	—	(3,891,845)
Class B Shares	—	(45,604)
Premier Shares	—	(1,135,071)
Legacy Class B Shares	—	(25,192)
Institutional Shares	—	(444,705)
Class R-1 Shares	—	(31,199)
Class R-2 Shares	—	(111,536)
Class R-3 Shares	—	(8,172)

	—	(5,693,324)

Total distributions to shareholders	(18,759,687)	(20,563,457)
From Fund share transactions:
Proceeds from shares sold	915,559,360	275,898,766
Reinvestment of distributions	18,576,726	20,414,307

	934,136,086	296,313,073
Less payments for shares redeemed	(977,473,687)	(208,590,922)

Net increase (decrease) in net assets from Fund share transactions	(43,337,601)	87,722,151

Total increase (decrease) in net assets	1,592,381	44,395,888

Net assets:
Beginning of period	1,253,131,689	1,208,735,801

End of period*	$1,254,724,070	1,253,131,689

* Including accumulated undistributed net investment income (loss)	$5,883,642	6,076,213

164	See accompanying notes to financial statements.

LifePath 2020 Fund		LifePath 2030 Fund		LifePath 2040 Fund		LifePath 2050 Fund
2016	2015	2016	2015	2016	2015	2016	2015

32,199,647	29,461,486	35,468,209	30,383,353	27,605,871	23,110,824	6,301,255	4,563,453
1,653,127	45,159,319	897,599	40,803,250	954,947	26,024,425	17,851	3,569,843
82,462,982	(114,508,201)	103,617,601	(114,940,278)	87,511,716	(83,872,399)	21,799,414	(16,575,308)

116,315,756	(39,887,396)	139,983,409	(43,753,675)	116,072,534	(34,737,150)	28,118,520	(8,442,012)

(14,968,633)	(16,262,901)	(19,154,144)	(15,356,422)	(15,026,374)	(11,494,948)	(4,968,701)	(3,346,440)
(243,554)	(102,550)	(504,165)	(150,306)	(471,338)	(245,372)	—	—
(19,901,807)	(5,115,117)	(17,397,589)	(3,873,757)	(7,208,087)	(3,530,956)	(1,901,972)	—
(158,328)	(103,993)	(165,308)	(88,600)	(146,295)	(124,750)	—	—
(4,369,589)	(2,859,317)	(5,527,534)	(3,164,242)	(6,551,556)	(4,559,346)	—	—
(322,582)	(181,325)	(570,767)	(273,045)	(371,135)	(275,582)	(159,745)	(61,783)
(1,100,712)	(623,435)	(1,306,774)	(623,319)	(994,850)	(588,596)	(314,717)	(150,704)
(72,170)	(45,233)	(95,353)	(42,229)	(126,196)	(76,366)	—	—

(41,137,375)	(25,293,871)	(44,721,634)	(23,571,920)	(30,895,831)	(20,895,916)	(7,345,135)	(3,558,927)

(16,895,610)	(5,644,898)	(19,386,774)	(6,307,830)	(14,841,413)	(4,399,908)	(3,990,387)	(1,140,130)
(446,599)	(116,567)	(569,148)	(172,180)	(544,957)	(197,152)	—	—
(19,318,365)	(1,823,272)	(15,588,602)	(1,657,060)	(6,687,671)	(1,380,182)	(1,321,484)	—
(234,914)	(69,037)	(222,936)	(74,114)	(205,842)	(81,338)	—	—
(4,083,237)	(833,688)	(4,782,133)	(1,103,249)	(5,644,824)	(1,491,737)	—	—
(411,410)	(86,573)	(658,896)	(150,755)	(453,232)	(128,873)	(145,418)	(28,022)
(1,237,813)	(244,546)	(1,335,126)	(282,370)	(1,009,173)	(245,887)	(258,519)	(56,127)
(69,902)	(14,205)	(83,865)	(15,892)	(111,754)	(26,019)	—	—

(42,697,850)	(8,832,786)	(42,627,480)	(9,763,450)	(29,498,866)	(7,951,096)	(5,715,808)	(1,224,279)

(83,835,225)	(34,126,657)	(87,349,114)	(33,335,370)	(60,394,697)	(28,847,012)	(13,060,943)	(4,783,206)

1,331,482,644	402,057,595	1,244,541,196	440,762,045	748,115,551	308,918,180	184,840,684	112,071,335
83,462,452	34,017,474	86,991,415	33,274,539	60,187,233	28,815,210	12,747,017	4,694,470

1,414,945,096	436,075,069	1,331,532,611	474,036,584	808,302,784	337,733,390	197,587,701	116,765,805
(1,399,042,798)	(294,605,766)	(1,195,821,948)	(233,982,138)	(694,348,600)	(170,412,474)	(139,997,450)	(41,683,241)

15,902,298	141,469,303	135,710,663	240,054,446	113,954,184	167,320,916	57,590,251	75,082,564

48,382,829	67,455,250	188,344,958	162,965,401	169,632,021	103,736,754	72,647,828	61,857,346

2,066,349,800	1,998,894,550	2,047,171,415	1,884,206,014	1,483,853,438	1,380,116,684	318,285,456	256,428,110

2,114,732,629	2,066,349,800	2,235,516,373	2,047,171,415	1,653,485,459	1,483,853,438	390,933,284	318,285,456

807,236	9,678,553	1,156,699	10,344,216	650,531	3,595,660	84,837	1,108,672

See accompanying notes to financial statements.	165

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS

1.	Investment Objective

State Farm Mutual Fund Trust (the “Trust”) has 15 separate investment portfolios (the “Funds”). The Trust is registered under the Investment Company Act of 1940 as an open-end, management investment company. Each Fund has its own investment objective, investment policies, restrictions, and attendant risks and is diversified as defined in the Investment Company Act of 1940. Each Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, “Financial Services-Investment Companies.” State Farm Investment Management Corp. (“SFIMC”) is the Trust’s investment adviser.

The State Farm Equity Fund (the “Equity Fund”) seeks long-term growth of capital. The Equity Fund seeks to achieve this objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of large capitalization companies.

The State Farm Small/Mid Cap Equity Fund (the “Small/Mid Cap Equity Fund”) seeks long-term growth of capital. The Fund primarily invests under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of small and mid-capitalization companies.

The State Farm International Equity Fund (the “International Equity Fund”) seeks long-term growth of capital. The International Equity Fund invests its assets primarily in securities issued by foreign companies.

The State Farm S&P 500 Index Fund (the “S&P 500 Index Fund”) seeks to provide investment results that correspond to the total return of publicly traded common stocks in the aggregate, as represented by the S&P 500® Index. Under normal operating conditions, the S&P 500 Index Fund seeks to invest at least 90% of its total assets in substantially all of the securities that make up the S&P 500 Index in proportions that match, approximately, the weightings of the S&P 500 Index. The S&P 500 Index tracks the common stock performance of 500 large U.S. companies.

The State Farm Small Cap Index Fund (the “Small Cap Index Fund”) seeks to match as closely as practicable, before fees and expenses, the performance of the Russell 2000® Small Stock Index (the “Russell 2000”). Under normal operating conditions, the Small Cap Index Fund seeks to invest at least 90% of its net assets in stocks that are represented in the Russell 2000 Index in weights that approximate the relative composition of the securities contained in the index. The Russell 2000 tracks the common stock performance of about 2,000 small U.S. companies.

The State Farm International Index Fund (the “International Index Fund”) seeks to match as closely as practicable, before fees and expenses, the performance of an international portfolio of common stocks represented by the MSCI Europe, Australasia and Far East Free Index (the “EAFE® Free”). Under normal operating conditions, the International Index Fund seeks to invest at least 90% of its net assets in stocks that are represented in the EAFE Free Index in weights that approximate the relative composition of the securities contained in the index. The EAFE Free is a capitalization-weighted index that currently includes stocks of companies in 15 European countries, Australia, New Zealand, Israel, Hong Kong, Japan and Singapore.

The State Farm Equity and Bond Fund (the “Equity and Bond Fund”) seeks long-term growth of principal while providing some current income. The Equity and Bond Fund invests in the Institutional shares of the State Farm Equity Fund and State Farm Bond Fund of the Trust.

The State Farm Bond Fund (the “Bond Fund”) seeks to realize over a period of years the highest yield consistent with investing in investment grade bonds. Under normal circumstances, the Fund typically invests at least 80% of its net assets plus any borrowings in investment grade bonds or bonds determined to be of comparable quality by SFIMC.

The State Farm Tax Advantaged Bond Fund (the “Tax Advantaged Bond Fund”) seeks as high a rate of income exempt from federal income taxes as is consistent with prudent investment management. The Tax Advantaged Bond Fund normally invests so that either (1) 80% or more of the Tax Advantaged Bond Fund’s net investment income is exempt from regular federal income tax or (2) 80% or more of the Tax Advantaged Bond Fund’s net assets are invested in securities that produce income exempt from regular federal income tax.

The State Farm Money Market Fund (the “Money Market Fund”) seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity. Under normal conditions, the Money Market Fund invests its assets primarily (at least 99.5%) in debt securities issued or guaranteed by the U.S. government, or by U.S. government agencies or instrumentalities, cash, and repurchase agreements fully collateralized by U.S. Treasury and U.S. government securities.

The State Farm LifePath® Retirement Fund (the “LifePath Retirement Fund”) seeks to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the LifePath Retirement Fund will be broadly diversified across global asset classes.

The State Farm LifePath 2020 Fund (the “LifePath 2020 Fund”) seeks to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the LifePath 2020 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

The State Farm LifePath 2030 Fund (the “LifePath 2030 Fund”) seeks to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the LifePath 2030 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

The State Farm LifePath 2040 Fund (the “LifePath 2040 Fund”) seeks to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the LifePath 2040 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

The State Farm LifePath 2050 Fund (the “LifePath 2050 Fund”) seeks to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the LifePath 2050 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

The LifePath Retirement, LifePath 2020, LifePath 2030, LifePath 2040 and LifePath 2050 Funds are collectively defined as the “LifePath Funds.” Effective November 2, 2015, each LifePath Fund invests its assets primarily in a combination of equity (including real estate investment trusts) and bond exchange-traded funds (“ETFs”) and a money market fund (the “LifePath Underlying Funds”) in proportion to each Fund’s own comprehensive investment strategy. The LifePath Funds attempt to manage the investment risk in each strategy for investors whose time horizons correspond to the decade in the LifePath Fund’s name, except for the LifePath Retirement Fund which is designed for investors who are currently withdrawing, or who plan to begin withdrawing, a substantial portion of their investment in the near future.

The performance of a LifePath Fund is directly affected by the performance of its LifePath Underlying Funds. In addition, the LifePath Funds, through their investments in the LifePath Underlying Funds, are subject to the risks of the LifePath Underlying Funds. As of December 31, 2016 the LifePath Funds invested 25% or more of their total assets in the following LifePath Underlying Funds:

Fund	iShares Russell 1000 ETF	iShares Core U.S. Aggregate Bond ETF
LifePath Retirement Fund	—	50.76%
LifePath 2020 Fund	26.79%	42.69%
LifePath 2030 Fund	37.91%	—
LifePath 2040 Fund	47.09%	—
LifePath 2050 Fund	49.70%	—

Financial statements for the LifePath Underlying Funds noted in the preceding table are available, without charge, on the SEC’s website at “http:// www.sec.gov.”

Through October 30, 2015, the LifePath Retirement, LifePath 2020, LifePath 2030, LifePath 2040 and LifePath 2050 Funds invested all of their assets in separate series of unaffiliated mutual funds called the LifePath Retirement Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio, LifePath 2040 Master Portfolio and LifePath 2050 Master Portfolio (collectively defined as the “Master Portfolios”), respectively. Each Master Portfolio invested in a combination of equity, fixed income and short-term money market funds (the “Master Portfolio Underlying Funds”). The Master Portfolio Underlying Funds included the Active Stock Master Portfolio, Total International ex U.S. Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Large Cap Index Master Portfolio, collectively defined as the “Underlying Master Portfolios.”

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”).

Multi-class Fund Structure

Each Fund, other than the Tax Advantaged Bond Fund and LifePath 2050 Fund, offers eight classes of shares. The Tax Advantaged Bond Fund offers four classes of shares: Class A, Premier, Class B and Legacy Class B. The LifePath 2050 Fund offers four classes of shares: Class A, Premier, Class R-1 and Class R-2. Effective May 1, 2015, Class B shares and Legacy Class B shares are no longer available for purchase by new investors or by existing shareholders. Fund shareholders who own Class B shares or Legacy Class B shares may continue to exchange those shares for Class B or Legacy Class B shares of other Funds but may not purchase new Class B or Legacy Class B shares after May 1, 2015. Except for new investments in the Money Market Fund, Class A and Premier shares are offered to investors subject to an initial sales charge. The maximum offering price for Class A and Premier shares of each Fund, other than the Money Market Fund, the Bond Fund and the Tax Advantaged Bond Fund, is computed by dividing the Net Asset Value (“NAV”) by 0.95. The maximum offering price for Class A and Premier shares of the Bond Fund and the Tax Advantaged Bond Fund is computed by dividing the NAV by 0.97. Class B and Legacy Class B shares are offered without an initial sales charge, but are subject to higher ongoing expenses than Class A and Premier shares and a contingent deferred sales charge payable upon certain redemptions. Class B and Legacy Class B shares automatically convert to Class A or Premier shares depending upon the value of the account and related accounts at the time of conversion eight years after issuance. Institutional shares are offered to institutional investors, including certain insurance companies, defined contribution plans and defined benefit plans, and may be used as a funding vehicle for certain IRAs. Class R-1, R-2 and R-3 shares are available for purchase or exchange only by certain qualified

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

purchasers as defined in the prospectus for Class R-1, R-2, and R-3 shares. Institutional, Class R-1, R-2 and R-3 shares are not subject to an initial sales charge or a contingent deferred sales charge.

Effective May 23, 2016, Legacy Class A shares were renamed Premier shares. Premier shares are available to shareholders with account balance(s) equal to or greater than $100,000. Specifically, effective May 23, 2016:

•	Legacy Class A shareholders with account balance(s) in Legacy Class A and/or Class A shares with a total value equal to or greater than $100,000 converted to Premier shares.

•	Legacy Class A shareholders with account balance(s) in Legacy Class A and/or Class A shares with a total value less than $100,000 converted to Class A shares.

•	Class A shareholders with account balance(s) in Class A shares with a total value equal to or greater than $100,000 converted to Premier shares.

Investment income and certain Fund level expenses and expense reductions, if any, are borne pro rata on the basis of fair value of settled shares outstanding for the Bond, Tax Advantaged Bond and Money Market Funds and, indirectly, the Equity and Bond Fund, and relative net assets for all other Funds. Realized and unrealized gains and losses are borne pro rata on the basis of relative net assets for all Funds. However, each class bears certain expenses unique to that class such as distribution services and certain other class specific expenses. Differences in class expenses may result in the payment of different per share dividends by class. All shares of the Funds have equal rights with respect to voting subject to class specific arrangements.

Fund Share Valuation

The offering price of the shares of each Fund, other than Money Market Fund, is its NAV, plus an initial sales charge on the Class A and Premier shares. The offering price of the Money Market Fund and all Funds’ Class B, Legacy Class B, Institutional, Class R-1, Class R-2 and Class R-3 shares is the NAV. A separate NAV is calculated for each class of each Fund.

The NAV for each class of each Fund is determined as of the time of the close of regular session trading on the New York Stock Exchange (“NYSE”) (usually at 3:00 p.m., Central Time) on each day when the NYSE is open for business. Shares of the Funds will not be priced on days when the NYSE is closed.

Securities Valuation

All investments in securities are recorded at their fair value. For more information refer to Note 3 Securities Valuation.

Securities Transactions and Investment Income

For financial reporting purposes, security transactions are accounted for on trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts on money market instruments and long-term debt instruments. Realized gains and losses from security transactions are reported on an identified cost basis.

Expenses

Expenses arising in connection with a specific Fund are allocated to that Fund. Expenses arising in connection with a specific share class are allocated to that class. Common Trust expenses are generally allocated between the Funds in proportion to each Fund’s relative net assets.

Income Taxes and Distributions to Shareholders

Each Fund is a separate taxpayer for federal income tax purposes. It is the Funds’ policy to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and, in the manner provided therein, to distribute substantially all of their taxable income, including any net realized gain on sales of investments reportable for federal income tax purposes.

For more information refer to Note 6 Income Taxes and Distributions to Shareholders.

Foreign Currency Translation

Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing foreign exchange rates at December 31, 2016. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the prevailing foreign exchange rates on the respective dates of transactions. That portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with realized and unrealized gains and losses on investment securities.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

Commitments and Contingencies

In the normal course of business, the Trust enters into contracts on behalf of the Funds that may contain provisions for general indemnifications. Each Fund’s maximum exposure under these indemnification provisions is unknown, as this would involve future claims that may be made against each Fund that are not known at this time. However, based on past experience, the Funds believe the risk of loss from these indemnification provisions is remote.

Securities Purchased on a “When-issued” Basis

The Tax Advantaged Bond Fund may purchase municipal bonds on a “when-issued” basis. Delivery and payment for these securities may be a month or more after the purchase date, during which time such securities are subject to market fluctuations. The Tax Advantaged Bond Fund identifies and holds specific liquid assets with a market value at least equal to the amount of the when-issued purchase commitments in order to ensure that it can meet those commitments. It is possible that the securities will never be issued and the commitment canceled. At December 31, 2016, the Tax Advantaged Bond Fund had commitments of $2,529,069 (representing 0.46% of net assets) for when-issued securities.

Short Sales

The S&P 500 Index Fund, Small Cap Index Fund and the International Index Fund may enter into covered short sale transactions to dispose of certain securities received as part of involuntary corporate actions (e.g., corporate mergers, spin-offs, distributions) that are no longer included in the respective benchmark indices. These transactions are designed to help minimize the impact these non-index securities have on the overall performance of these Funds.

New Accounting Pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amendments to modernize reporting and disclosure of information by registered investment companies. Amendments to Regulation S-X include standardized, enhanced disclosure about derivatives in investment company financial statements and changes to rules governing the form and content of such financial statements. The amendments to Regulation S-X are effective August 1, 2017. At this time, management is evaluating the impact these Regulation S-X amendments may have on the Trust’s financial statements, if any.

3.	Securities Valuation

Investments are valued at fair value pursuant to valuation procedures approved by the Trust’s Board of Trustees (the “Board”). The valuation procedures assign to SFIMC the responsibility for determining fair value using the processes and factors as outlined in the valuation procedures. If SFIMC cannot determine fair value based on the valuation procedures, the Board or the Executive Committee of the Board will determine fair value.

Fair value is defined as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is used to classify fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in three broad levels as follows:

•	Level 1 - Unadjusted quoted prices in active markets that are accessible to the Funds for identical assets or liabilities.

•

Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, quoted prices for similar instruments in active markets, interest rates, yield curves and credit spreads. For assets or liabilities with a specified (contractual) term, a Level 2 input must be observable for substantially the full term of the asset or liability.

•

Level 3 - Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available. These inputs, based on the best information available in the circumstances, would include reasonably available information about the assumptions that a market participant would use in valuing the asset or liability and might include SFIMC’s own data.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure the fair value of an asset or liability might be categorized within different levels of the fair value hierarchy. In those cases, the fair value measurement is categorized in its entirety in the same level of the fair value hierarchy as the lowest level input that is significant to the entire measurement. Changes in valuation techniques may result in transfers into or out of an assigned level within the fair value hierarchy. The end of the reporting period method is used for determining when transfers between levels of the fair value hierarchy are deemed to have occurred.

Stocks, closed-end registered investment companies and ETFs traded on securities exchanges, or in an over-the-counter (“OTC”) market in which transaction prices are reported, are valued at the last sales price on the day of valuation or, if there are no reported sales on that day, at the last reported bid price for the day. Stocks traded on NASDAQ are valued at the NASDAQ Official Closing Price. Long-term debt securities and U.S. Treasury bills are generally valued using quotations provided by an independent pricing service. All of the securities of the Money Market Fund and short-term debt securities with remaining maturities of 60 days or less (other than U.S. Treasury bills) held by any of the other Funds are generally valued on an amortized cost basis, which approximates market value. Investments in open-end investment companies are valued each day based on the closing net asset value

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

of the respective fund. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Spot and forward foreign currency contracts are valued daily using quoted forward exchange rates. Short sales, if any, are valued at market value.

Portfolio securities that are primarily traded on foreign securities exchanges (“foreign securities”) are valued at the closing values of such securities on the respective exchange where each security is primarily traded. SFIMC may determine that a market quotation for a foreign security held by a Fund is not reliable because of events or circumstances that have occurred between the time of the market quotation and the time the net asset value of the Fund is calculated (“subsequent event”). A subsequent event might include company-specific developments, a development that might affect an entire market or region, a potential global development or a significant change in one or more U.S. securities indices. If SFIMC determines that the market quotation for a foreign security is not reliable, SFIMC may use an independent statistical fair value service to assist in determining value, or SFIMC may determine the foreign security’s value in SFIMC’s reasonable judgment.

For securities other than foreign securities, for which market prices are not readily available or are considered unreliable, SFIMC is required to obtain bid price quotations from brokers or dealers in the securities. If SFIMC cannot obtain a quotation for the security or if SFIMC believes the quotation does not represent the security’s fair value, then SFIMC will determine the security’s value in SFIMC’s reasonable judgment.

In determining a value based on reasonable judgment, SFIMC may use different methodologies, including multiple of earnings, multiple of book value, discount from market of a similar freely traded security or, for debt securities, yield to maturity. Other factors SFIMC may consider in determining value for a security include, but are not limited to, fundamental analytical data relating to the security, the nature and duration of any restrictions on disposition of the security, the last traded price of the security, significant global or regional events such as political unrest, natural disasters, and war, and significant movements in major market indices, ETFs, index futures or other financial instruments in the U.S. or other markets. All securities valued based on SFIMC’s reasonable judgment are subsequently reported to the Board on a quarterly basis.

SFIMC reviews the pricing methodologies of the Funds’ approved pricing vendors, including understanding a vendor’s key inputs and assumptions in valuing securities. SFIMC also engages in transaction back-testing with respect to portfolio securities sold by the Funds to compare unrealized gains and losses to realized gains and losses.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value each Fund’s assets and liabilities as of December 31, 2016:

	Investments in Securities				Derivative Instruments

Fund	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Equity Fund					$—	$—	$—	$—
Common Stocks (a)	$558,498,099	$—	$—	$558,498,099
Short-term Investments	14,465,038	—	—	14,465,038
Small/Mid Cap Equity Fund					—	—	—	—
Common Stocks (a)	286,652,687	—	—	286,652,687
Short-term Investments	8,378,650	—	—	8,378,650
International Equity Fund					—	—	—	—
Common Stocks (a)	38,143,930	82,862,369	—	121,006,299
Preferred Stocks (a)	198,727	1,211,443	—	1,410,170
Short-term Investments	2,839,286	—	—	2,839,286
S&P 500 Index Fund					663,523	—	—	663,523
Common Stocks (a)	1,278,219,250	—	—	1,278,219,250
Short-term Investments	60,206,621	—	—	60,206,621
Small Cap Index Fund					(35,910)	—	—	(35,910)
Common Stocks (a)	491,592,281	39,298	46,177	491,677,756
Short-term Investments	6,031,105	—	—	6,031,105
International Index Fund					7,982	—	—	7,982
Common Stocks (a)	3,637,412	245,177,598	0	248,815,010
Preferred Stocks (a)	—	1,356,570	—	1,356,570
Short-term Investments	106,410	—	—	106,410
Equity and Bond Fund					—	—	—	—
Registered Investment Companies	369,499,796	—	—	369,499,796

(a) Industry classification and/or country is disclosed in the Schedules of Investments.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

	Investments in Securities				Derivative Instruments

Fund	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Bond Fund					$—	$—	$—	$—
Corporate Bonds (a)	—	$623,351,673	—	$623,351,673
Agency Commercial Mortgage-Backed Securities	—	71,785,346	—	71,785,346
Agency Mortgage-Backed Securities	—	30,765,739	—	30,765,739
Agency Notes & Bonds	—	7,304,006	—	7,304,006
U.S. Treasury Obligations	—	111,317,948	—	111,317,948
Short-term Investments	12,394,455	—	—	12,394,455
Tax Advantaged Bond Fund					—	—	—	—
Long-term Municipal Bonds	—	528,784,814	—	528,784,814
Short-term Municipal Variable Rate Demand Notes	—	125,000	—	125,000
Short-term Investments	12,552,180	—	—	12,552,180
Money Market Fund					—	—	—	—
Short-term Investments	11,382,792	371,498,389	—	382,881,181
LifePath Retirement Fund					—	—	—	—
Exchange-Traded Funds	1,252,903,895	—	—	1,252,903,895
Short-term Investments	—	—	—	—
LifePath 2020 Fund					—	—	—	—
Exchange-Traded Funds	2,115,010,292	—	—	2,115,010,292
Short-term Investments	4,619,603	—	—	4,619,603
LifePath 2030 Fund					—	—	—	—
Exchange-Traded Funds	2,237,017,326	—	—	2,237,017,326
Short-term Investments	5,277,322	—	—	5,277,322
LifePath 2040 Fund					—	—	—	—
Exchange-Traded Funds	1,654,114,039	—	—	1,654,114,039
Short-term Investments	4,765,555	—	—	4,765,555
LifePath 2050 Fund					—	—	—	—
Exchange-Traded Funds	392,087,665	—	—	392,087,665
Short-term Investments	1,611,457	—	—	1,611,457

(a) Industry classification and/or country is disclosed in the Schedules of Investments.

There were no transfers of securities between Level 1 and Level 2 as of December 31, 2016 as compared to December 31, 2015.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Small Cap Index Fund Investments in Securities (a)
Balance as of December 31, 2015	$4,307
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	41,870
Purchases	—
Issuances	—
Sales	—
Transfers in	—
Transfers out	—

Balance as of December 31, 2016	$46,177

(a) Using the end of the reporting period method for determining when transfers between levels are recognized.

For the Small Cap Index Fund, the total change in unrealized appreciation (depreciation) included in the Statement of Operations attributable to Level 3 investments still held at December 31, 2016 was $41,870.

The International Index Fund did not hold any Level 3 securities valued at other than zero as of December 31, 2015 or for the year ended December 31, 2016. The remaining Funds (other than the Small Cap Index Fund, as noted in the preceding table) did not hold any Level 3 securities as of December 31, 2015 or for the year ended December 31, 2016.

Derivative instruments, such as futures and foreign currency contracts, are valued at the unrealized appreciation (depreciation) of the instrument. For more information, see Note 5 Derivative Instruments.

4.	Investments in Master Portfolios

Through October 30, 2015, all assets of each LifePath Fund were invested in a corresponding Master Portfolio. After the close of business on October 30, 2015, each LifePath Fund withdrew all assets, receiving cash and securities in-kind, from its corresponding Master Portfolio in order to invest primarily in ETFs.

After the close of business on October 30, 2015, each LifePath Fund received distributions of cash and securities from its corresponding Master Portfolio with the market values and taxable and non-taxable amounts noted in the table below.

Fund	Market Value of Cash and Securities Received In-Kind after the close of business on October 30, 2015	Non-taxable Distributions of Cash and Securities Received In-Kind after the close of business on October 30, 2015	Taxable Distributions of Cash and Securities Received In-Kind after the close of business on October 30, 2015
LifePath Retirement Fund	$1,267,730,139	$1,267,205,107	$525,032
LifePath 2020 Fund	2,083,001,572	2,083,001,572	—
LifePath 2030 Fund	2,050,340,736	2,050,340,736	—
LifePath 2040 Fund	1,488,025,053	1,488,025,053	—
LifePath 2050 Fund	312,108,486	312,108,486	—

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

As a result of receiving cash and securities in-kind from the corresponding Master Portfolio, each LifePath Fund’s net unrealized appreciation (depreciation) changed. In addition, for LifePath Retirement Fund, net realized gain (loss) changed. Each LifePath Fund’s change in net unrealized appreciation (depreciation) and net realized gain (loss), and the corresponding offsetting change to Paid-in-Capital, is noted in the table below.

Fund	Change in Net Unrealized Appreciation (Depreciation)	Change in Net Realized Gain (Loss)	Change in Paid-in-Capital
LifePath Retirement Fund	$(25,416,397)	$525,032	$24,891,365
LifePath 2020 Fund	27,919,201	—	(27,919,201)
LifePath 2030 Fund	14,154,774	—	(14,154,774)
LifePath 2040 Fund	515,969	—	(515,969)
LifePath 2050 Fund	(4,934,772)	—	4,934,772

5.	Derivative Instruments

The S&P 500 Index Fund, Small Cap Index Fund and International Index Fund are subject to equity price risk in the normal course of pursuing their investment objectives. These Funds entered into stock index futures contracts to gain exposure to market fluctuations, as the use of these instruments was more efficient or cost effective than actually buying the underlying securities. These contracts obligated those Funds to make or take delivery of a derivative instrument or the cash value of a securities index at a specified future date at a specified price. Realized and unrealized gains and losses from these contracts are reflected in the Statements of Operations. Unrealized gains and losses on open futures contracts are reflected as a component of net unrealized appreciation (depreciation) in the Statements of Assets and Liabilities, and in other assets in the Schedules of Investments. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared futures contracts. Daily fluctuations in the margin requirements for futures contracts are recorded as variation margin receivable or payable on the Statements of Assets and Liabilities. Upon entering into a futures contract, these Funds bore the risk of futures contracts’ prices moving unexpectedly, in which case, the Funds might not have been able to achieve the anticipated benefits of the futures contract and might realize a loss. With futures, there is minimal counterparty credit risk to a Fund since futures are exchange traded and the exchange’s clearing house, as the ultimate counterparty to all exchange traded futures, guarantees the futures against default.

The International Equity and International Index Funds are subject to foreign currency exchange risk in the normal course of pursuing their investment objectives. In an attempt to decrease exposure to this risk, the International Index Fund engaged in portfolio hedging with the objective to protect against variations in exchange rates. Portfolio hedging involved selling forward foreign currency contracts with respect to the actual or anticipated portfolio security position denominated or quoted in the particular currency. Realized and unrealized gains and losses on forward foreign currency contracts are reflected in the Statements of Operations. Unrealized gains and losses on forward foreign currency contracts are reflected as a component of net unrealized appreciation (depreciation) in the Statements of Assets and Liabilities, and in other assets in the Schedule of Investments. These Funds bore the market risk that arises from changes in foreign currency rates and the credit risk should a counterparty fail to perform under such contracts, and as a result, might realize a loss.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

As of December 31, 2016, the fair values of derivative instruments, which are also disclosed in the Schedules of Investments, were as follows:

		Asset Derivatives			Liability Derivatives
Fund	Derivatives not accounted for as hedging instruments	Statements of Assets and Liabilities Location	Value		Statements of Assets and Liabilities Location	Value
		Variation Margin;			Variation Margin;
S&P 500 Index Fund	Stock Index Futures Contracts	Analysis of Net Assets - Net Unrealized Appreciation	$663,523	(a)	Analysis of Net Assets - Net Unrealized Depreciation	$—

Total			$663,523			$—

		Variation Margin;			Variation Margin;
Small Cap Index Fund	Stock Index Futures Contracts	Analysis of Net Assets - Net Unrealized Appreciation	$—		Analysis of Net Assets - Net Unrealized Depreciation	$35,910	(a)

Total			$—			$35,910

		Variation Margin;			Variation Margin;
International Index Fund	Stock Index Futures Contracts	Analysis of Net Assets - Net Unrealized Appreciation	$7,982	(a)	Analysis of Net Assets - Net Unrealized Depreciation	$—

Total			$7,982			$—

(a) Represents cumulative unrealized gain or loss on futures contracts. Variation margin disclosed on the Statements of Assets and Liabilities is for the last day of the period.

As of December 31, 2016, the effect of derivative instruments on the Statements of Operations was as follows:

Fund	Derivatives not accounted for as hedging instruments	Amount of Realized Gain (Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
		Futures	Forward Currency Contracts	Futures	Forward Currency Contracts
S&P 500 Index Fund	Stock Index Futures Contracts	$2,342,649	$—	$1,014,220	$—
Small Cap Index Fund	Stock Index Futures Contracts	161,375	—	(38,605)	—
International Index Fund	Forward Foreign Currency Contracts	—	235,092	—	50,398
International Index Fund	Stock Index Futures Contracts	(356,418)	—	(147,143)	—

As of December 31, 2016, the average quarterly balance of outstanding derivative instruments was as follows:

	Futures Contracts		Forward Foreign Currency Contracts
Fund	Average Number of Contracts Purchased	Average Notional Value of Contracts Purchased	Average Number of Contracts Purchased	Average U.S. Dollar Amount of Contracts Purchased	Average Number of Contracts Sold	Average U.S. Dollar Amount of Contracts Sold
S&P 500 Index Fund	494	$52,020,495	—	$—	—	$—
Small Cap Index Fund	89	9,252,789	—	—	—	—
International Index Fund	102	5,657,839	—	—	4	2,156,247

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, the International Equity Fund and International Index Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including certain forward foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and receivables to create a single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral and margin requirements differ by type of derivative. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives (foreign currency exchange contracts). For financial reporting purposes, cash and non-cash collateral that has been pledged to cover obligations of a Fund, if any, are noted in the Schedules of Investments. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities is based on contractual netting/set-off provisions in the ISDA Master Agreement; however, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable.

The Funds did not invest in any portfolio securities or enter into any derivative transactions with gross exposure on the Statement of Assets and Liabilities that could be netted subject to netting agreements as of December 31, 2016.

6.	Income Taxes and Distributions to Shareholders

As of December 31, 2016, the Trust’s management has completed a review of uncertain tax positions taken by the Funds and determined that no tax liability was required for unrecognized tax benefits, and no additional disclosures were needed. Generally, the tax authorities can initiate examinations of tax returns within the three year period beginning on the date such returns are filed. As a result, some tax returns are still open and subject to examination. In addition, as of December 31, 2016, management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2016, aggregate securities holdings’ unrealized gains and losses based on cost for federal income tax purposes for the Funds were as follows:

Fund	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Equity Fund	$477,077,101	$108,847,968	$(12,961,932)	$95,886,036
Small/Mid Cap Equity Fund	252,473,642	49,730,435	(7,172,740)	42,557,695
International Equity Fund	113,713,850	18,113,291	(6,571,386)	11,541,905
S&P 500 Index Fund	799,010,446	555,316,101	(15,900,676)	539,415,425
Small Cap Index Fund	356,568,419	183,515,061	(42,374,619)	141,140,442
International Index Fund	219,140,199	67,639,341	(36,501,550)	31,137,791
Equity and Bond Fund	328,382,700	41,117,096	—	41,117,096
Bond Fund	851,577,484	13,304,122	(7,962,439)	5,341,683
Tax Advantaged Bond Fund	531,975,386	12,940,429	(3,453,821)	9,486,608
Money Market Fund	382,881,181	—	—	—
LifePath Retirement Fund	1,226,730,011	32,160,528	(5,986,644)	26,173,884
LifePath 2020 Fund	2,058,477,948	73,873,343	(12,721,396)	61,151,947
LifePath 2030 Fund	2,157,463,951	100,815,784	(15,985,087)	84,830,697
LifePath 2040 Fund	1,587,255,273	84,493,735	(12,869,414)	71,624,321
LifePath 2050 Fund	378,419,927	17,794,443	(2,515,248)	15,279,195

The differences, if any, between the cost of investments for federal income tax purposes and the cost of investments reflected on the Schedules of Investments may relate to one or more of the following: return of capital transactions, mark-to-market of Passive Foreign Investment Companies (“PFICs”), mark-to-market of non-PFICs, wash sales, partnership distributive share adjustments and deemed dividend distributions.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

The Equity Fund, Small/Mid Cap Equity Fund, International Equity Fund, S&P 500 Index Fund, Small Cap Index Fund, International Index Fund, Equity and Bond Fund, LifePath 2020 Fund, LifePath 2030 Fund, LifePath 2040 Fund and LifePath 2050 Fund declare and pay dividend and capital gain distributions, if any, at least annually.

The Bond Fund, Tax Advantaged Bond Fund and Money Market Fund declare dividends daily and distribute dividends monthly on the last business day of the month. Capital gain distributions on these Funds, if any, are paid at least annually.

The LifePath Retirement Fund declares and distributes dividends quarterly and capital gain distributions, if any, at least annually.

After utilizing capital loss carryforwards to offset realized capital gains in 2016, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. Future capital loss carryforward utilization in any given year may be subject to Internal Revenue Code limitations. As of December 31, 2016, if not applied, the carryforwards will expire as follows:

		Year of Expiration		Non Expiring
Fund	Utilized in 2016	2017	2018	Short-term	Long-term	Total Capital Loss Carryforwards
International Equity Fund	$—	$1,253,931	$2,909,152	$2,950,353	$273,793	$7,387,229
International Index Fund	—	7,747,891	4,077,752	730,702	12,189,493	24,745,838
Tax Advantaged Bond Fund	991,173	—	—	865,748	—	865,748
LifePath Retirement Fund	1,096,397	—	—	13,192,658	205,501	13,398,159

The International Index Fund had a capital loss carryforward of $5,140,621 that expired in 2016 and was reclassified from accumulated net realized gain (loss) to paid in capital on the Statement of Assets and Liabilities.

Capital losses incurred on or after January 1, 2011 are permitted to carry forward indefinitely. These losses must be utilized prior to losses incurred before January 1, 2011. Therefore, any losses incurred prior to 2011 may be more likely to expire unused.

As of December 31, 2016, in accordance with federal tax regulations, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-term Gain	Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total
Equity Fund	$914,579	$3,863,836	$95,886,036	$—	$100,664,451
Small/Mid Cap Equity Fund	—	1,710,856	42,557,695	—	44,268,551
International Equity Fund	141,823	—	11,531,443	(8,382,973)	3,290,293
S&P 500 Index Fund	1,515,127	2,202,335	539,415,425	—	543,132,887
Small Cap Index Fund	105,550	2,720,234	141,140,443	—	143,966,227
International Index Fund	62,243	—	31,100,120	(27,232,090)	3,930,273
Equity and Bond Fund	163,040	13,241,857	41,117,096	—	54,521,993
Bond Fund	—	249,867	5,341,683	—	5,591,550
Tax Advantaged Bond Fund	—	—	9,486,608	(1,035,424)	8,451,184
Money Market Fund	—	—	—	—	—
LifePath Retirement Fund	5,883,642	—	26,173,894	(13,398,159)	18,659,377
LifePath 2020 Fund	1,183,934	2,643,194	61,151,954	—	64,979,082
LifePath 2030 Fund	1,156,699	2,089,902	84,830,706	—	88,077,307
LifePath 2040 Fund	698,045	1,991,733	71,624,329	—	74,314,107
LifePath 2050 Fund	237,525	166,267	15,279,198	—	15,682,990

The difference between these amounts and the undistributed net investment income reported on the Statements of Assets and Liabilities as of December 31, 2016 relates to one or more of the following: short-term capital gains, foreign currency contracts, mark-to-market of PFICs, mark-to-market of non-PFICs, post-October loss deferrals, and return of capital transactions.

From November 1, 2016 through December 31, 2016, the International Equity Fund incurred $35,094 in specified losses and $960,650 in realized losses, the International Index Fund incurred $132,772 in specified losses and $2,353,480 in realized losses and the Tax Advantaged Bond Fund incurred $169,676 in realized losses. As permitted by the Internal Revenue Code, the Funds intend to elect to defer these losses and treat them as arising on January 1, 2017.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for futures contracts, the timing of the recognition of net realized losses, net operating losses, the timing of Fund distributions, and foreign currency transactions. As a result, net investment income and net realized gain or loss on investment transactions for a reporting period may differ from distributions during such period. Accordingly, each Fund may periodically make reclassifications among certain of its capital accounts without impacting its net asset value.

As of December 31, 2016, these reclassifications were as follows:

Fund	Paid in Capital	Accumulated Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Accumulated Undistributed Net Investment Income (Loss)
Equity Fund	$—	$6,127	$—	$(6,127)
Small/Mid Cap Equity Fund	(146,647)	(32,508)	—	179,155
International Equity Fund	—	18,682	—	(18,682)
S&P 500 Index Fund	(9,672)	(650,320)	—	659,992
Small Cap Index Fund	—	43,473	—	(43,473)
International Index Fund	(5,140,641)	4,876,543	—	264,098
Equity and Bond Fund	—	(128)	—	128
LifePath Retirement Fund	2	(25,899)	—	25,897
LifePath 2020 Fund	(4)	(66,407)	—	66,411
LifePath 2030 Fund	3	(65,911)	—	65,908
LifePath 2040 Fund	(262,272)	(82,559)	—	344,831
LifePath 2050 Fund	1	(20,046)	—	20,045

The tax character of distributions was designated as follows for the years ended December 31, 2016 and December 31, 2015, respectively.

2016	Tax Exempt Income	Ordinary Income	Long-term Capital Gain	Total
S&P 500 Index Fund	$—	$21,300,240	$9,662,037	$30,962,277
Small Cap Index Fund	—	3,255,231	15,944,138	19,199,369
Bond Fund	—	20,305,909	490,379	20,796,288
Tax Advantaged Bond Fund	12,975,805	12,367	—	12,988,172

2015	Tax Exempt Income	Ordinary Income	Long-term Capital Gain	Total
Small/Mid Cap Equity Fund	$—	$752,892	$10,366,485	$11,119,377
Small Cap Index Fund	—	3,717,144	20,524,933	24,242,077
Bond Fund	—	19,315,864	535,951	19,851,815
Tax Advantaged Bond Fund	12,818,937	9,112	—	12,828,049
LifePath Retirement Fund	—	17,502,761	3,060,696	20,563,457
LifePath 2020 Fund	—	28,699,141	5,427,516	34,126,657
LifePath 2030 Fund	—	26,126,822	7,208,548	33,335,370
LifePath 2040 Fund	—	22,545,113	6,301,899	28,847,012
LifePath 2050 Fund	—	3,695,646	1,087,560	4,783,206

For the remaining Funds, the tax distributions of ordinary income and long-term capital gains were the same as the distributions from net investment income and capital gains reflected in the Statement of Changes in Net Assets for the years ended December 31, 2016 and December 31, 2015.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

7.	Fees and Other Transactions with Affiliates

Investment Advisory and Management Services Agreement

The Trust has entered into an investment advisory and management services agreement with SFIMC, which serves as the Trust’s investment adviser and conducts the business and affairs of the Trust. Each Fund pays SFIMC an investment advisory and management services fee based upon that Fund’s average daily net assets. The fee is accrued daily and paid to SFIMC monthly.

Equity Fund	0.60%	Tax Advantaged Bond Fund	0.10%
Small/Mid Cap Equity Fund	0.80%	Money Market Fund	0.10%
International Equity Fund	0.80%	LifePath Retirement Fund (c)(d)	0.28% on the first $5 billion
S&P 500 Index Fund (a)(b)	0.13% on the first $500 million		0.24% on the next $10 billion
	0.12% on the next $250 million		0.21% on amounts exceeding $15 billion
	0.11% on the next $250 million	LifePath 2020 Fund (c)(d)	0.28% on the first $5 billion
	0.085% on the next $2 billion		0.24% on the next $10 billion
	0.06% on amounts exceeding $3 billion		0.21% on amounts exceeding $15 billion
Small Cap Index Fund (a)(b)	0.15% on the first $150 million	LifePath 2030 Fund (c)(d)	0.28% on the first $5 billion
	0.13% on the next $850 million		0.24% on the next $10 billion
	0.105% on the next $2 billion		0.21% on amounts exceeding $15 billion
	0.08% on amounts exceeding $3 billion	LifePath 2040 Fund (c)(d)	0.28% on the first $5 billion
International Index Fund (a)(b)	0.16% on the first $150 million		0.24% on the next $10 billion
	0.14% on the next $850 million		0.21% on amounts exceeding $15 billion
	0.115% on the next $2 billion	LifePath 2050 Fund (c)(d)	0.28% on the first $5 billion
	0.09% on amounts exceeding $3 billion		0.24% on the next $10 billion
Equity and Bond Fund	None		0.21% on amounts exceeding $15 billion
Bond Fund	0.10%

(a)    Through April 30, 2016, the investment advisory and management services fees for the S&P 500 Index Fund, Small Cap Index Fund and International Index Fund were 0.18%, 0.33% and 0.48%, respectively.

(b)    For purposes of calculating the breakpoints in the preceding table, the assets of the following funds are combined: Large Cap Equity Index Fund of the State Farm Variable Product Trust and the S&P 500 Index Fund; Small Cap Equity Index Fund of the State Farm Variable Product Trust and the Small Cap Index Fund; International Equity Index Fund of the State Farm Variable Product Trust and the International Index Fund.

(c)    Through October 30, 2015, the investment advisory and management services fee was 0.70%.

(d)    The assets of all of the LifePath Funds are aggregated for purposes of calculating the investment advisory and management services fee applicable to each LifePath Fund.

SFIMC does not receive an investment advisory and management services fee for performing its services for the Equity and Bond Fund. However, SFIMC receives investment advisory and management services fees from managing the underlying funds into which the Equity and Bond Fund invests. The Equity and Bond Fund pays no sales loads or similar compensation to SFIMC to acquire shares of each Fund in which it invests. Because the underlying funds have varied expenses and fee levels and the Equity and Bond Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the Equity and Bond Fund will vary.

SFIMC has engaged Bridgeway Capital Management, Inc. (“Bridgeway”) and Westwood Management Corp. (“Westwood”) as the investment sub-advisers to provide day-to-day portfolio management for the Equity Fund; Bridgeway and Rainier Investment Management, LLC (“Rainier”) as the investment sub-advisers to provide day-to-day portfolio management for the Small/Mid Cap Equity Fund; Marsico Capital Management, LLC (“Marsico”) and Northern Cross, LLC (“Northern Cross”) as the investment sub-advisers to provide day-to-day portfolio management for the International Equity Fund and BlackRock Fund Advisors (“BlackRock”) as the investment sub-adviser to provide day-to-day portfolio management for the LifePath Funds, S&P 500 Index Fund and, effective May 7, 2016, the Small Cap Index Fund and International Index Fund. Effective May 7, 2016, Northern Trust Investments, Inc. (“Northern Trust”) ceased serving as investment sub-adviser to the Small Cap Index Fund and International Index Fund.

In accordance with the investment objective of the Fund or Funds each sub-advises, Bridgeway, Westwood, Rainier, Marsico, Northern Cross and BlackRock determine which securities to buy and sell, select the brokers and dealers to effect the transactions, and negotiate commissions. Bridgeway’s, Westwood’s, Rainier’s, Marsico’s, Northern Cross’s, BlackRock’s, and Northern Trust’s sub-advisory fees for managing the respective portfolios are paid by SFIMC. No additional advisory fees are charged to the Funds for the services of the sub-advisers.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

For the year ended December 31, 2016, the following fees were earned by Bridgeway, Westwood, Rainier, Marsico, Northern Cross, BlackRock and Northern Trust for providing sub-advisory services (although not all amounts indicated were paid during that period):

Fund	Bridgeway	Westwood	Rainier (a)	Marsico	Northern Cross	BlackRock	Northern Trust
Equity Fund	$1,112,027	$912,834	$—	$—	$—	$—	$—
Small/Mid Cap Equity Fund	785,310	—	752,753	—	—	—	—
International Equity Fund	—	—	—	332,453	394,583	—	—
S&P 500 Index Fund	—	—	—	—	—	207,170	—
Small Cap Index Fund (b)	—	—	—	—	—	101,351	124,380
International Index Fund (b)	—	—	—	—	—	76,072	82,179
LifePath Retirement Fund	—	—	—	—	—	336,821	—
LifePath 2020 Fund	—	—	—	—	—	563,861	—
LifePath 2030 Fund	—	—	—	—	—	571,761	—
LifePath 2040 Fund	—	—	—	—	—	416,664	—
LifePath 2050 Fund	—	—	—	—	—	94,750	—

Total Sub-Advisory Fees	$1,897,337	$912,834	$752,753	$332,453	$394,583	$2,368,450	$206,559

(a)    A majority of the outstanding voting securities of Rainier Investment Management, LLC was acquired by Manning & Napier Group, LLC on April 30, 2016.

(b)    Effective May 7, 2016, Northern Trust ceased serving as investment sub-adviser to the Small Cap Index Fund and International Index Fund. Effective May 7, 2016, BlackRock began sub-advising the Small Cap Index Fund and International Index Fund.

Distribution and Shareholder Services Agreements

The Trust has entered into a distribution and service plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, with State Farm VP Management Corp. (“VP Management Corp.”). Under terms of this plan, each Fund pays VP Management Corp. an annual fee based on a specified percentage of average daily net assets, up to the following amounts (not all Funds offer all classes shown):

Fund	Class A	Class B	Premier	Legacy Class B	Class R-1	Class R-2
Small Cap Index Fund (a)	0.25%	0.80%	0.25%	0.65%	0.50%	0.30%
Bond Fund	0.25%	0.65%	0.25%	0.65%	0.50%	0.30%
Tax Advantaged Bond Fund	0.25%	0.65%	0.25%	0.65%
Money Market Fund	0.15%	0.55%	0.15%	0.55%	0.40%	0.20%
LifePath 2030 Fund (a)	0.25%	0.45%	0.25%	0.65%	0.50%	0.30%
LifePath 2040 Fund (a)	0.25%	0.45%	0.25%	0.65%	0.50%	0.30%
All Other Funds	0.25%	0.95%	0.25%	0.65%	0.50%	0.30%

(a)    Through September 30, 2015, the distribution and service (12b-1) fees for the Class B shares of the Small Cap Index Fund, LifePath 2030 Fund and LifePath 2040 Fund were 0.95% of average daily net assets.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

The annual fee amount is payable to VP Management Corp. by each Fund only to the extent VP Management Corp. has incurred distribution expenses to be reimbursed. Any distribution expenses incurred by VP Management Corp. and not otherwise reimbursed by the Funds under the distribution plan can be carried forward and reimbursed in a later time period in amounts not to exceed the annual fee percentages outlined above. At December 31, 2016, VP Management Corp. had not been reimbursed for the following amounts (the TOTAL below is the cumulative amount of unreimbursed distribution expenses incurred since the commencement of operations of the Trust, although the total amount incurred by Fund depends upon the timing of commencement of the applicable section of the distribution plan for each such Fund and its classes):

Equity Fund	$11,982,061	Tax Advantaged Bond Fund	$19,313,036
Small/Mid Cap Equity Fund	11,389,012	Money Market Fund	17,979,154
International Equity Fund	8,677,861	LifePath Retirement Fund	20,992,507
S&P 500 Index Fund	33,827,043	LifePath 2020 Fund	39,603,035
Small Cap Index Fund	17,646,371	LifePath 2030 Fund	31,260,934
International Index Fund	12,771,756	LifePath 2040 Fund	22,110,529
Equity and Bond Fund	13,963,109	LifePath 2050 Fund	2,933,369

Bond Fund	23,228,598	TOTAL	$287,678,375

The Trust has a separate shareholder services agreement with SFIMC. Each Fund, except the Equity and Bond Fund, pays SFIMC a fee of 0.25% of average daily net assets of Class A, Class B, Legacy Class B and Institutional shares and, for the current year, 0.32% of Class R-1, Class R-2 and Class R-3 shares. Effective May 21, 2016, the Premier shares of each Fund, except the Equity and Bond Fund, pays SFIMC a fee of 0.15% of average daily net assets. Prior to May 21, 2016, the Premier shares of each Fund were the Legacy Class A shares and, except for the Equity and Bond Fund, paid SFIMC a fee of 0.25% of average daily net assets. The Equity and Bond Fund does not directly pay SFIMC any shareholder services fee for Class A, Class B, Premier, Legacy Class B or Institutional shares and, for the current year, directly pays 0.07% of average daily net assets of Class R-1, Class R-2 and Class R-3 shares. However, SFIMC receives a shareholder services fee from managing the Equity Fund and Bond Fund into which the Equity and Bond Fund invests. Additionally, SFIMC receives proceeds from the account fee imposed on certain shareholders of the Trust which is paid by redeeming shares from the shareholder’s account.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

Expense Reduction Agreements

For all Funds, SFIMC has contractually agreed to reimburse each Class if, and to the extent, the Class’s total annual operating expenses exceed the percentage of each Class’s average daily net assets (“expense reimbursement threshold” or “ERT”) indicated in the table below, excluding acquired fund fees and expenses. The ERTs in the table are based on applicable maximum possible fees and expenses. Any increase or decrease in 12b-1 distribution fees for a share class of a Fund will increase or decrease the applicable ERT by a corresponding amount. With respect to the Equity and Bond Fund, SFIMC has contractually agreed to reimburse all expenses directly incurred by each Class other than 12b-1 distribution fees, shareholder services fees directly incurred by the Fund and acquired fund fees and expenses. SFIMC may not discontinue these agreements to reimburse each class before April 30, 2017, without the consent of the Board. Prior-year reimbursements and waivers, if any, are not subject to recapture. Effective May 23, 2016, Legacy Class A shares were renamed Premier shares.

Fund	Class A	Class B	Premier	Legacy Class B	Institutional	Class R-1	Class R-2	Class R-3
Equity Fund (a)	1.20%	1.90%	1.10%	1.60%	0.95%	1.52%	1.32%	1.02%
Small/Mid Cap Equity Fund (a)	1.40%	2.10%	1.30%	1.80%	1.15%	1.72%	1.52%	1.22%
International Equity Fund (a)	1.50%	2.20%	1.40%	1.90%	1.25%	1.82%	1.62%	1.32%
S&P 500 Index Fund (b)(c)	0.73%	1.43%	0.63%	1.13%	0.48%	1.05%	0.85%	0.55%
Small Cap Index Fund (c)(d)(e)	0.75%	1.30%	0.65%	1.15%	0.50%	1.07%	0.87%	0.57%
International Index Fund (c)(f)	0.86%	1.56%	0.76%	1.26%	0.61%	1.18%	0.98%	0.68%
Equity and Bond Fund (a)	0.25%	0.95%	0.15%	0.65%	—	0.57%	0.37%	0.07%
Bond Fund (a)	0.70%	1.10%	0.60%	1.10%	0.45%	1.02%	0.82%	0.52%
Tax Advantaged Bond Fund (a)	0.70%	1.10%	0.60%	1.10%
Money Market Fund (a)	0.60%	1.00%	0.50%	1.00%	0.45%	0.92%	0.72%	0.52%
LifePath Retirement Fund (g)(h)(i)	0.88%	1.58%	0.78%	1.28%	0.63%	1.20%	1.00%	0.70%
LifePath 2020 Fund (g)(i)(j)	0.88%	1.58%	0.78%	1.28%	0.63%	1.20%	1.00%	0.70%
LifePath 2030 Fund (g)(i)(k)	0.88%	1.08%	0.78%	1.28%	0.63%	1.20%	1.00%	0.70%
LifePath 2040 Fund (g)(i)(k)	0.88%	1.08%	0.78%	1.28%	0.63%	1.20%	1.00%	0.70%
LifePath 2050 Fund (l)	0.88%		0.78%			1.20%	1.00%

(a)    Through May 20, 2016, the ERT for the Premier shares of the Equity Fund, Small/Mid Cap Equity Fund, International Equity Fund, Equity and Bond Fund, Bond Fund, Tax Advantaged Bond Fund and Money Market Fund was 1.20%, 1.40%, 1.50%, 0.25%, 0.70%, 0.70% and 0.60%, respectively.

(b)    Through April 30, 2016, the ERT for the S&P 500 Index Fund Class A, Class B, Legacy Class B, Institutional, Class R-1, Class R-2, and Class R-3 was 0.78%, 1.48%, 1.18%, 0.53%, 1.10%, 0.90% and 0.60%.

(c)    Through April 30, 2016, the ERT for the Premier shares of the S&P 500 Index Fund, Small Cap Index Fund and International Index Fund was 0.78%, 0.93%. and 1.18%. From May 1, 2016 to May 20, 2016, the ERT for the Premier shares of the S&P 500 Index Fund, Small Cap Index Fund and International Index Fund was 0.73%, 0.75% and 0.86%.

(d)    Through April 30, 2016, the ERT for Small Cap Index Fund Class A, Legacy Class B, Institutional, Class R-1, Class R-2 and Class R-3 was 0.93%, 1.33%, 0.68%, 1.25%, 1.05%, and 0.75%.

(e)    For the period January 1, 2015 through September 30, 2015, the ERT for Small Cap Index Fund Class B was 1.63% of average daily net assets. For the period October 1, 2015 through April 30, 2016, the ERT for Small Cap Index Fund Class B was 1.48%.

(f)     Through April 30, 2016, the ERT for International Index Fund Class A, Class B, Legacy Class B, Institutional, Class R-1, Class R-2 and Class R-3 was 1.18%, 1.88%, 1.58%, 0.93%, 1.50%, 1.30% and 1.00%.

(g)    Through October 30, 2015, the ERT for Class A, Legacy Class B, Institutional, Class R-1, Class R-2 and Class R-3, in LifePath Retirement Fund, LifePath 2020 Fund, LifePath 2030 Fund and LifePath 2040 Fund was 1.23%, 1.63%, 0.98%, 1.55%, 1.35% and 1.05%, respectively.

(h)    For the period January 1, 2015 through October 30, 2015, the ERT for LifePath Retirement Fund Class B was 1.93% of average daily net assets.

(i)     Through October 30, 2015, the ERT for the Premier shares of each of the LifePath Retirement Fund, LifePath 2020 Fund, LifePath 2030 Fund and LifePath 2040 Fund was 1.23%. From November 1, 2015 to May 20, 2016, the ERT for the Premier shares of each of the LifePath Retirement Fund, LifePath 2020 Fund, LifePath 2030 Fund and LifePath 2040 Fund was 0.88%.

(j)     Through October 30, 2015, the ERT for LifePath 2020 Fund Class B was 1.93% of average daily net assets.

(k)    For the period January 1, 2015 through September 30, 2015, the ERT for the Class B shares of both the LifePath 2030 Fund and LifePath 2040 Fund was 1.93% of average daily net assets. For the period October 1, 2015 through October 30, 2015, the ERT for the Class B shares of both the LifePath 2030 Fund and LifePath 2040 Fund was 1.43% of average daily net assets.

(l)     Through October 30, 2015, the ERT for LifePath 2050 Fund Class A, Class R-1 and Class R-2 was 1.23%, 1.55% and 1.35%, respectively.

Effective May 21, 2016, to ensure that the Premier shares of the Equity and Bond Fund are subject to a shareholder services fee of 0.15% of average daily net assets of the Equity and Bond Fund through its investment in the Institutional shares of the Equity Fund and Bond Fund, SFIMC agreed to waive

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

fees in the amount of 0.10% of the average daily net assets of Equity and Bond Fund Premier shares. This SFIMC waiver may be terminated by SFIMC with 60 days notice to the Trust.

Through October 30, 2015, SFIMC contractually agreed to reimburse an additional 0.07% of each LifePath Fund’s average daily net assets on an annual basis. This reimbursement is reflected in the expense reimbursement thresholds shown in footnotes (g), (h), (i), (j), (k) and (l) in the preceding table.

SFIMC and VP Management Corp. have agreed to waive their fees to the extent necessary to prevent the Money Market Fund’s net investment income from decreasing below zero. This arrangement is voluntary and may be eliminated by SFIMC or VP Management Corp. at any time.

Through October 30, 2015, BlackRock contractually agreed to waive the investment advisory fees charged to the Master Portfolios in an amount equal to the advisory fees and administration fees, if any, received by BlackRock or BlackRock Advisors, LLC (“BAL”), an affiliate of BlackRock and administrator to certain of the Master Portfolio Underlying Funds, from each investment company in which the Master Portfolios and Underlying Master Portfolios invested.

Through October 30, 2015, BlackRock also contractually agreed to provide an offsetting credit against the investment advisory fees BlackRock received from the Master Portfolios in an amount equal to the fees and expenses of the MIP independent trustees, counsel to such trustees, and independent registered public accounting firm (“independent expenses”) that were paid by the Master Portfolios. Through October 30, 2015, BAL contractually agreed to provide an offsetting credit against the administration fees paid by the Active Stock Master Portfolio to BAL in an amount equal to the independent expenses that were paid by this Underlying Master Portfolio. Through October 30, 2015, BAL also contractually agreed to provide an offsetting credit against the investment advisory fees paid by the CoreAlpha Bond Master Portfolio in an amount equal to the independent expenses paid by this Underlying Master Portfolio.

Through October 30, 2015, BAL agreed to voluntarily waive a portion of its administration fees payable by the Active Stock Master Portfolio in an amount sufficient to maintain the investment advisory fees of the Master Portfolios, which were not to exceed 0.35% of the average daily net assets of each Master Portfolio.

Related Party Disclosure

As of December 31, 2016, State Farm Mutual Automobile Insurance Company (“Auto Company”), the parent company of SFIMC, owned more than 10% of the outstanding shares of each Class of the following Funds:

Fund	Class A	Class B	Premier	Legacy Class B	Institutional	Class R-1	Class R-2	Class R-3
Small/Mid Cap Equity Fund	11.30%	82.29%	20.49%	73.54%	—	34.99%	11.30%	46.70%
International Equity Fund	24.75%	92.95%	39.33%	92.97%	19.12%	51.16%	25.73%	69.18%
Small Cap Index Fund	—	81.85%	19.21%	78.63%	—	33.02%	13.97%	56.62%
International Index Fund	11.04%	86.27%	20.27%	87.15%	—	41.01%	15.49%	60.32%
Equity and Bond Fund	—	80.21%	10.20%	78.99%	—	33.48%	16.13%	67.79%
Bond Fund	—	54.61%	—	—	—	27.60%	10.94%	61.25%
LifePath 2050 Fund	—		—			10.60%	—

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

Line of Credit

Auto Company, the parent company of SFIMC, has entered into a Line of Credit Agreement with the Trust. Under that agreement, a Fund may request and Auto Company, in its complete discretion, may lend money to a Fund for up to 30 days on an unsecured basis. The S&P 500 Index Fund, Small Cap Index Fund and International Index Fund may not borrow money from Auto Company under the agreement. Auto Company will not lend more than $50 million at any one time to the Funds and to the other mutual funds advised by SFIMC. Under the agreement, a Fund will pay interest to Auto Company on any outstanding loan at a benchmark interest rate that approximates the rate that creditworthy corporate issuers pay on short-term commercial paper. The Funds did not borrow under the Line of Credit Agreement during the year ended December 31, 2016.

Officers and Trustees

Certain officers and/or trustees of the Trust are also officers and/or directors of SFIMC. The Trust made no payments to its officers or trustees except for trustees’ fees paid to or accrued for the Trust’s independent trustees.

8.	Investment Transactions

For the year ended December 31, 2016, investment transactions (exclusive of short-term instruments) were as follows:

Fund	Purchases (excluding U.S. Government Obligations)		Sales/Maturities (excluding U.S. Government Obligations)		Purchases of U.S. Government Obligations	Sales/Maturities of U.S. Government Obligations
Equity Fund	$302,990,795		$303,769,350		$—	$—
Small/Mid Cap Equity Fund	272,249,851		282,772,234		—	—
International Equity Fund	132,745,945		132,706,435		—	—
S&P 500 Index Fund	99,052,833		38,413,307		—	—
Small Cap Index Fund	85,552,605		82,652,160		—	—
International Index Fund	22,003,190		13,845,635		—	—
Equity and Bond Fund	49,375,000		6,800,000		—	—
Bond Fund	97,302,213		30,510,990		22,863,086	14,500,000
Tax Advantaged Bond Fund	74,401,909		41,030,913		—	—
LifePath Retirement Fund	94,505,971	(a)	138,250,752	(a)	—	—
LifePath 2020 Fund	179,707,579	(a)	213,614,833	(a)	—	—
LifePath 2030 Fund	236,891,336	(a)	146,995,476	(a)	—	—
LifePath 2040 Fund	185,061,505	(a)	99,050,891	(a)	—	—
LifePath 2050 Fund	70,859,868	(a)	17,943,089	(a)	—	—

(a)      Purchases and sales relate primarily to investments in iShares ETFs. BlackRock, as subadviser to the LifePath Funds, is an affiliate of the LifePath Funds. BlackRock or its affiliates serve as the investment adviser to each of the iShares ETFs.

Cross trades for the year ended December 31, 2016 were executed by the S&P 500 Index Fund pursuant to Rule 17a-7 under the Investment Company Act of 1940 with other mutual funds that are affiliated with BlackRock, but are not part of the State Farm family of funds. Cross trading is the buying or selling of portfolio securities between funds. At its regularly scheduled quarterly meetings, the Board of Trustees reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

9.	Fund Share Transactions

At December 31, 2016, the Funds were authorized to issue an unlimited number of shares (no par value) in an unlimited number of classes. Proceeds and payments on Fund shares as shown in the Statements of Changes in Net Assets are in respect of the following number of shares and dollars by class (effective May 23, 2016, Legacy Class A shares were renamed Premier shares):

Year ended December 31, 2016 (Since commencement of investment operations on May 16, 2016 for the LifePath 2050 Fund Premier Shares):

	Class A Dollar Amounts				Class A Share Amounts
2016	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$97,727,895	$8,251,976	$115,601,587	$(9,621,716)	10,825,906	877,869	12,744,735	(1,040,960)
Small/Mid Cap Equity Fund	55,568,590	693,861	65,774,570	(9,512,119)	5,247,606	57,341	6,148,539	(843,592)
International Equity Fund	19,314,236	(27)	27,797,125	(8,482,916)	1,886,116	(3)	2,712,314	(826,201)
S&P 500 Index Fund	400,821,445	11,612,982	441,114,896	(28,680,469)	25,821,185	687,158	28,260,707	(1,752,364)
Small Cap Index Fund	114,980,068	6,100,964	87,418,308	33,662,724	8,038,470	357,622	5,993,934	2,402,158
International Index Fund	51,721,758	1,601,607	66,409,528	(13,086,163)	4,846,207	149,404	6,203,707	(1,208,096)
Equity and Bond Fund	100,343,113	5,310,121	124,114,449	(18,461,215)	9,132,675	477,540	11,259,147	(1,648,932)
Bond Fund	155,343,887	6,272,157	368,598,918	(206,982,874)	13,595,853	549,170	32,229,839	(18,084,816)
Tax Advantaged Bond Fund	74,705,167	4,594,610	420,615,436	(341,315,659)	6,199,617	381,538	34,804,822	(28,223,667)
Money Market Fund	298,596,227	—	365,292,020	(66,695,793)	298,596,227	—	365,292,019	(66,695,792)
LifePath Retirement Fund	227,057,809	6,124,967	719,912,647	(486,729,871)	19,014,825	502,063	60,265,438	(40,748,550)
LifePath 2020 Fund	418,502,527	31,690,897	958,268,927	(508,075,503)	30,341,990	2,298,105	69,387,400	(36,747,305)
LifePath 2030 Fund	441,859,764	38,281,572	823,063,727	(342,922,391)	30,725,018	2,627,425	57,172,447	(23,820,004)
LifePath 2040 Fund	344,414,524	29,735,813	392,323,230	(18,172,893)	23,265,306	1,955,017	26,409,992	(1,189,669)
LifePath 2050 Fund	81,095,129	8,905,321	124,873,480	(34,873,030)	7,985,994	848,931	12,288,901	(3,453,976)

	Class B Dollar Amounts				Class B Share Amounts
2016	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$210	$142,528	$561,111	$(418,373)	23	15,309	61,974	(46,642)
Small/Mid Cap Equity Fund	7,264	18,798	504,966	(478,904)	749	1,689	50,901	(48,463)
International Equity Fund	—	—	219,164	(219,164)	—	—	22,175	(22,175)
S&P 500 Index Fund	101,778	139,798	2,288,044	(2,046,468)	6,297	8,209	144,484	(129,978)
Small Cap Index Fund	32,184	82,400	644,775	(530,191)	2,008	4,961	44,244	(37,275)
International Index Fund	2,792	23,012	429,156	(403,352)	268	2,141	40,146	(37,737)
Equity and Bond Fund	7,764	101,917	572,638	(462,957)	738	9,149	51,583	(41,696)
Bond Fund	94,258	95,901	948,732	(758,573)	8,245	8,395	83,107	(66,467)
Tax Advantaged Bond Fund	16,122	48,432	4,100,421	(4,035,867)	1,335	4,030	339,157	(333,792)
Money Market Fund	457,512	—	468,107	(10,595)	457,512	—	468,106	(10,594)
LifePath Retirement Fund	36,002	58,341	2,719,591	(2,625,248)	3,093	4,727	225,328	(217,508)
LifePath 2020 Fund	45,626	689,571	6,180,299	(5,445,102)	3,363	50,260	449,736	(396,113)
LifePath 2030 Fund	43,315	1,071,763	7,632,345	(6,517,267)	2,950	73,813	528,088	(451,325)
LifePath 2040 Fund	74,153	1,015,498	8,331,082	(7,241,431)	5,108	66,985	560,065	(487,972)

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

	Premier Shares Dollar Amounts				Premier Shares Share Amounts
2016	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$100,803,560	$7,629,477	$91,518,347	$16,914,690	10,639,379	775,351	9,669,592	1,745,138
Small/Mid Cap Equity Fund	58,118,714	727,514	51,455,730	7,390,498	5,550,943	61,502	4,964,044	648,401
International Equity Fund	22,977,367	—	17,957,048	5,020,319	2,216,302	—	1,733,765	482,537
S&P 500 Index Fund	428,228,194	12,992,438	352,359,492	88,861,140	27,159,979	764,263	22,454,754	5,469,488
Small Cap Index Fund	81,858,205	5,575,231	111,290,009	(23,856,573)	5,645,791	329,896	7,820,625	(1,844,938)
International Index Fund	60,925,256	1,992,114	48,705,033	14,212,337	5,690,234	186,178	4,549,377	1,327,035
Equity and Bond Fund	121,150,651	5,896,759	83,705,183	43,342,227	10,869,182	524,651	7,517,296	3,876,537
Bond Fund	361,225,800	6,240,361	121,277,420	246,188,741	31,519,594	544,704	10,605,690	21,458,608
Tax Advantaged Bond Fund	432,449,880	5,536,781	65,144,538	372,842,123	35,834,354	462,042	5,470,090	30,826,306
Money Market Fund	292,309,402	42	203,139,661	89,169,783	292,309,402	42	203,139,661	89,169,783
LifePath Retirement Fund	658,332,666	10,166,778	221,414,416	447,085,028	53,670,788	811,969	17,969,552	36,513,205
LifePath 2020 Fund	865,886,124	39,028,837	378,916,960	525,998,001	62,793,561	2,844,667	27,368,662	38,269,566
LifePath 2030 Fund	741,296,637	32,890,060	313,501,272	460,685,425	51,275,757	2,255,832	21,668,841	31,862,748
LifePath 2040 Fund	323,932,330	13,822,558	231,569,826	106,185,062	21,732,979	905,184	15,574,710	7,063,453
LifePath 2050 Fund	92,107,999	3,033,548	7,508,365	87,633,182	9,059,906	290,014	707,266	8,642,654

	Legacy Class B Dollar Amounts				Legacy Class B Share Amounts
2016	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$33,196	$292,374	$1,768,483	$(1,442,913)	3,400	29,743	184,637	(151,494)
Small/Mid Cap Equity Fund	(105)	24,312	1,029,309	(1,005,102)	(10)	2,243	105,887	(103,654)
International Equity Fund	—	—	273,651	(273,651)	—	—	27,105	(27,105)
S&P 500 Index Fund	151,940	302,947	6,541,830	(6,086,943)	9,472	17,623	409,625	(382,530)
Small Cap Index Fund	(107)	189,596	2,160,868	(1,971,379)	(6)	11,498	150,954	(139,462)
International Index Fund	47	31,634	627,351	(595,670)	4	2,935	58,541	(55,602)
Equity and Bond Fund	8,646	180,900	1,618,171	(1,428,625)	791	16,046	144,111	(127,274)
Bond Fund	64,432	55,778	1,076,483	(956,273)	5,599	4,875	94,240	(83,766)
Tax Advantaged Bond Fund	6,603	2,724	495,943	(486,616)	550	226	41,070	(40,294)
Money Market Fund	370,936	—	665,763	(294,827)	370,936	—	665,763	(294,827)
LifePath Retirement Fund	26,866	40,305	2,056,831	(1,989,660)	2,182	3,199	166,645	(161,264)
LifePath 2020 Fund	55,952	393,068	5,161,726	(4,712,706)	3,981	28,380	372,124	(339,763)
LifePath 2030 Fund	107,922	388,146	4,739,692	(4,243,624)	7,125	26,458	326,736	(293,153)
LifePath 2040 Fund	20,045	351,481	4,525,468	(4,153,942)	1,397	22,883	300,913	(276,633)

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

	Institutional Shares Dollar Amounts				Institutional Shares Share Amounts
2016	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$42,393,285	$3,827,904	$14,709,106	$31,512,083	4,637,082	405,070	1,560,212	3,481,940
Small/Mid Cap Equity Fund	7,839,455	396,032	8,300,991	(65,504)	682,348	31,722	744,214	(30,144)
International Equity Fund	2,073,802	10,785	2,651,860	(567,273)	201,549	1,077	256,416	(53,790)
S&P 500 Index Fund	38,811,107	4,912,959	27,248,890	16,475,176	2,443,811	288,141	1,698,879	1,033,073
Small Cap Index Fund	10,227,573	3,480,554	13,426,458	281,669	667,863	202,360	876,999	(6,776)
International Index Fund	5,529,818	1,026,486	7,926,378	(1,370,074)	512,593	95,576	729,192	(121,023)
Equity and Bond Fund	6,470,722	1,672,499	5,682,913	2,460,308	583,850	150,173	514,286	219,737
Bond Fund	43,169,197	2,933,994	22,061,931	24,041,260	3,779,274	256,775	1,932,524	2,103,525
Money Market Fund	68,388,948	3,126	59,056,038	9,336,036	68,388,948	3,126	59,056,038	9,336,036
LifePath Retirement Fund	19,365,308	1,732,392	20,835,559	262,141	1,575,599	138,556	1,694,169	19,986
LifePath 2020 Fund	24,644,994	8,449,418	28,336,361	4,758,051	1,762,367	611,391	2,023,373	350,385
LifePath 2030 Fund	30,331,519	10,309,528	23,910,122	16,730,925	2,076,446	702,762	1,633,071	1,146,137
LifePath 2040 Fund	50,068,797	12,195,935	35,456,454	26,808,278	3,323,869	794,548	2,340,052	1,778,365

	Class R-1 Dollar Amounts				Class R-1 Share Amounts
2016	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$1,023,134	$161,330	$922,401	$262,063	110,635	17,163	98,012	29,786
Small/Mid Cap Equity Fund	639,451	20,665	763,950	(103,834)	62,088	1,811	74,564	(10,665)
International Equity Fund	328,945	—	353,000	(24,055)	32,808	—	34,526	(1,718)
S&P 500 Index Fund	4,306,654	187,831	3,696,137	798,348	272,595	11,068	228,999	54,664
Small Cap Index Fund	904,226	98,765	682,370	320,621	61,586	5,803	45,751	21,638
International Index Fund	460,886	36,250	486,333	10,803	42,678	3,372	45,418	632
Equity and Bond Fund	674,112	99,148	439,037	334,223	61,847	9,035	40,162	30,720
Bond Fund	1,409,045	52,672	1,016,742	444,975	123,711	4,607	89,018	39,300
Money Market Fund	3,026,780	—	3,481,215	(454,435)	3,026,780	—	3,481,215	(454,435)
LifePath Retirement Fund	3,311,024	80,886	3,467,955	(76,045)	276,104	6,590	284,144	(1,450)
LifePath 2020 Fund	6,846,598	730,064	7,591,737	(15,075)	495,384	53,251	547,291	1,344
LifePath 2030 Fund	10,389,292	1,229,228	9,566,430	2,052,090	721,207	84,891	660,681	145,417
LifePath 2040 Fund	9,582,901	823,975	10,135,486	271,390	644,710	54,424	673,199	25,935
LifePath 2050 Fund	4,974,518	270,044	2,966,750	2,277,812	487,164	25,694	288,965	223,893

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

	Class R-2 Dollar Amounts				Class R-2 Share Amounts
2016	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$2,606,783	$816,893	$4,885,898	$(1,462,222)	285,977	87,089	537,641	(164,575)
Small/Mid Cap Equity Fund	2,033,523	88,313	3,130,354	(1,008,518)	190,707	7,510	301,285	(103,068)
International Equity Fund	614,402	—	1,502,401	(887,999)	59,990	—	147,560	(87,570)
S&P 500 Index Fund	7,683,161	531,413	8,434,803	(220,229)	485,192	31,482	528,502	(11,828)
Small Cap Index Fund	1,857,470	312,898	2,537,817	(367,449)	123,517	18,341	169,389	(27,531)
International Index Fund	1,407,767	146,375	2,539,192	(985,050)	131,544	13,680	233,908	(88,684)
Equity and Bond Fund	1,935,377	271,142	2,176,488	30,031	176,405	24,669	197,730	3,344
Bond Fund	4,291,151	208,606	4,583,901	(84,144)	374,506	18,252	400,959	(8,201)
Money Market Fund	11,516,679	—	8,400,082	3,116,597	11,516,679	—	8,400,082	3,116,597
LifePath Retirement Fund	7,172,263	343,167	6,758,502	756,928	581,379	27,355	543,052	65,682
LifePath 2020 Fund	14,956,936	2,338,525	13,990,881	3,304,580	1,083,399	170,446	1,000,577	253,268
LifePath 2030 Fund	19,477,263	2,641,900	13,185,794	8,933,369	1,344,360	181,824	896,023	630,161
LifePath 2040 Fund	18,397,572	2,004,023	11,399,841	9,001,754	1,218,822	131,931	758,412	592,341
LifePath 2050 Fund	6,663,038	538,104	4,648,855	2,552,287	643,979	51,151	453,010	242,120

	Class R-3 Dollar Amounts				Class R-3 Share Amounts
2016	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$429,015	$96,764	$474,688	$51,091	45,239	10,229	52,049	3,419
Small/Mid Cap Equity Fund	385,557	13,216	439,628	(40,855)	33,754	1,074	41,164	(6,336)
International Equity Fund	96,200	91	129,780	(33,489)	9,317	9	12,822	(3,496)
S&P 500 Index Fund	1,180,463	83,376	425,639	838,200	74,144	4,899	26,945	52,098
Small Cap Index Fund	261,874	41,679	470,080	(166,527)	17,496	2,422	32,285	(12,367)
International Index Fund	149,657	20,361	201,697	(31,679)	13,867	1,894	18,762	(3,001)
Equity and Bond Fund	189,722	26,154	36,307	179,569	17,468	2,376	3,225	16,619
Bond Fund	335,866	22,589	577,217	(218,762)	29,356	1,971	51,162	(19,835)
Money Market Fund	531,506	20	617,399	(85,873)	531,506	20	617,399	(85,873)
LifePath Retirement Fund	257,422	29,890	308,186	(20,874)	21,007	2,395	25,160	(1,758)
LifePath 2020 Fund	543,887	142,072	595,907	90,052	38,888	10,302	42,060	7,130
LifePath 2030 Fund	1,035,484	179,218	222,566	992,136	70,332	12,208	15,206	67,334
LifePath 2040 Fund	1,625,229	237,950	607,213	1,255,966	106,035	15,332	40,532	80,835

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

The following reflects the conversion of shares between classes (reflected as Sales and Redemptions) for the year ended December 31, 2016 (effective May 23, 2016, Legacy Class A shares were renamed Premier shares).

Fund	Class A Dollar Amounts from Class B	Class A Share Amounts from Class B	Class A Dollar Amounts from Premier	Class A Share Amounts from Premier	Class A Dollar Amounts from Legacy Class B	Class A Share Amounts from Legacy Class B	Class A Dollar Amounts from Class R-2	Class A Share Amounts from Class R-2
Equity Fund	$269,321	29,729	$75,435,846	8,372,458	$710,906	74,649	$384,360	40,633
Small/Mid Cap Equity Fund	311,459	29,124	41,728,612	3,951,573	450,533	39,313	856,644	77,669
International Equity Fund	132,776	13,143	14,128,792	1,377,075	111,634	10,946	169,838	16,178
S&P 500 Index Fund	1,327,424	84,232	283,759,203	18,318,864	2,691,429	163,460	1,701,202	105,709
Small Cap Index Fund	411,513	27,480	94,495,065	6,640,553	864,133	53,869	871,674	55,713
International Index Fund	272,365	25,494	37,032,124	3,467,427	234,461	21,527	431,456	39,380
Equity and Bond Fund	252,874	22,726	65,771,605	5,990,128	603,855	53,267	46,964	4,175
Bond Fund	429,339	37,561	71,600,201	6,258,759	320,578	27,970	188,138	16,216
Tax Advantaged Bond Fund	45,390	3,763	9,740,962	805,705	11,524	965	—	—
Money Market Fund	97,108	97,108	42,714,104	42,714,104	73,971	73,971	213,331	213,331
LifePath Retirement Fund	1,446,168	120,613	129,557,308	10,850,696	616,153	50,247	799,509	64,935
LifePath 2020 Fund	3,412,579	246,346	253,591,423	18,402,861	1,821,510	128,027	1,485,263	104,112
LifePath 2030 Fund	4,405,119	303,401	232,566,629	16,218,036	1,838,870	123,183	2,271,068	152,309
LifePath 2040 Fund	4,871,894	325,409	194,903,047	13,222,731	1,834,987	118,678	1,472,591	95,457
LifePath 2050 Fund	—	—	—	—	—	—	1,086,121	104,581

Fund	Premier Dollar Amounts from Class A	Premier Share Amounts from Class A	Premier Dollar Amounts from Legacy Class B	Premier Share Amounts from Legacy Class B
Equity Fund	$91,948,338	9,724,942	$555,563	59,944
Small/Mid Cap Equity Fund	51,234,502	4,915,769	285,254	28,823
International Equity Fund	21,042,407	2,028,967	81,904	8,045
S&P 500 Index Fund	368,583,356	23,485,749	2,060,296	136,187
Small Cap Index Fund	69,301,901	4,820,383	708,482	52,234
International Index Fund	54,337,360	5,080,159	240,016	22,872
Equity and Bond Fund	106,726,775	9,594,867	502,525	45,926
Bond Fund	319,381,617	27,883,355	438,598	38,526
Tax Advantaged Bond Fund	387,294,740	32,087,968	16,529	1,370
Money Market Fund	144,967,308	144,967,308	83,748	83,748
LifePath Retirement Fund	601,703,109	49,134,387	619,907	51,363
LifePath 2020 Fund	803,309,820	58,335,152	1,787,405	132,441
LifePath 2030 Fund	677,200,622	46,946,036	1,561,380	111,358
LifePath 2040 Fund	296,212,429	19,898,617	1,494,389	103,788
LifePath 2050 Fund	85,068,626	8,391,127	—	—

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

Fund	Class R-1 Dollar Amounts from Premier	Class R-1 Share Amounts from Premier	Class R-2 Dollar Amounts from Premier	Class R-2 Share Amounts from Premier	Class R-2 Dollar Amounts from Class R-1	Class R-2 Share Amounts from Class R-1	Class R-3 Dollar Amounts from Institutional	Class R-3 Share Amounts from Institutional
Equity Fund	$31,600	3,446	$29,338	3,206	$422,091	43,986	$105,097	11,374
Small/Mid Cap Equity Fund	15,623	1,541	13,225	1,267	279,036	26,282	39,730	3,645
International Equity Fund	3,716	357	934	89	93,911	9,064	—	—
S&P 500 Index Fund	109,377	6,936	83,293	5,305	1,405,864	85,899	—	—
Small Cap Index Fund	1,563	107	17,544	1,202	203,495	13,370	—	—
International Index Fund	480	44	6,532	594	96,726	9,061	—	—
Equity and Bond Fund	3,982	364	125,937	11,470	146,481	13,351	30,906	2,807
Bond Fund	36,078	3,143	77,376	6,752	228,700	19,937	73,934	6,440
Tax Advantaged Bond Fund	—	—	—	—	—	—	—	—
Money Market Fund	22,976	22,976	52,169	52,169	802,383	802,383	4,389	4,389
LifePath Retirement Fund	13,509	1,116	14,543	1,175	1,713,835	137,130	—	—
LifePath 2020 Fund	30,127	2,172	124,130	8,937	3,296,054	237,482	—	—
LifePath 2030 Fund	75,384	5,202	94,252	6,478	4,169,438	285,513	—	—
LifePath 2040 Fund	34,467	2,304	34,182	2,274	6,283,001	410,946	16,258	1,059
LifePath 2050 Fund	—	—	—	—	1,468,213	139,157	—	—

Year ended December 31, 2015 (effective May 23, 2016, Legacy Class A shares were renamed Premier shares):

	Class A Dollar Amounts				Class A Share Amounts
2015	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$40,320,134	$8,644,948	$20,291,751	$28,673,331	4,069,187	931,576	2,047,726	2,953,037
Small/Mid Cap Equity Fund	22,652,719	3,352,227	14,834,760	11,170,186	1,912,639	307,546	1,260,712	959,473
International Equity Fund	10,666,570	78,350	6,833,016	3,911,904	958,590	7,412	623,932	342,070
S&P 500 Index Fund	169,206,122	7,770,072	62,309,951	114,666,243	10,821,997	500,648	3,995,960	7,326,685
Small Cap Index Fund	27,879,957	5,802,086	13,445,687	20,236,356	1,709,789	391,238	829,727	1,271,300
International Index Fund	25,586,150	1,374,530	10,477,056	16,483,624	2,160,793	123,389	891,537	1,392,645
Equity and Bond Fund	52,267,864	2,608,204	18,621,383	36,254,685	4,669,572	236,372	1,673,558	3,232,386
Bond Fund	114,103,382	9,248,859	67,196,292	56,155,949	10,094,249	818,282	5,943,851	4,968,680
Tax Advantaged Bond Fund	85,030,582	8,992,847	73,275,990	20,747,439	7,177,125	758,520	6,193,400	1,742,245
Money Market Fund	367,160,728	—	333,038,987	34,121,741	367,160,729	—	333,038,988	34,121,741
LifePath Retirement Fund	225,729,967	13,854,746	138,461,075	101,123,638	18,554,125	1,165,609	11,432,092	8,287,642
LifePath 2020 Fund	318,824,902	21,831,544	183,833,579	156,822,867	22,534,368	1,608,797	13,039,594	11,103,571
LifePath 2030 Fund	339,955,745	21,613,310	140,850,688	220,718,367	22,897,626	1,522,057	9,517,483	14,902,200
LifePath 2040 Fund	202,649,409	15,853,342	85,496,406	133,006,345	13,118,592	1,079,821	5,547,907	8,650,506
LifePath 2050 Fund	101,823,226	4,425,218	36,867,395	69,381,049	9,658,046	439,780	3,519,034	6,578,792

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

	Class B Dollar Amounts				Class B Share Amounts
2015	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$219,927	$171,323	$536,168	$(144,918)	22,287	18,561	54,441	(13,593)
Small/Mid Cap Equity Fund	94,067	100,703	647,919	(453,149)	8,433	9,971	58,887	(40,483)
International Equity Fund	51,440	—	199,007	(147,567)	4,649	—	18,285	(13,636)
S&P 500 Index Fund	897,410	76,199	2,920,642	(1,947,033)	57,004	4,875	185,855	(123,976)
Small Cap Index Fund	199,882	139,791	882,994	(543,321)	12,354	9,661	55,316	(33,301)
International Index Fund	153,652	15,866	696,466	(526,948)	12,817	1,420	58,519	(44,282)
Equity and Bond Fund	493,105	40,141	660,053	(126,807)	44,072	3,646	58,865	(11,147)
Bond Fund	331,588	120,201	1,258,881	(807,092)	29,089	10,632	111,335	(71,614)
Tax Advantaged Bond Fund	163,144	59,305	640,628	(418,179)	13,686	5,003	54,217	(35,528)
Money Market Fund	333,387	—	502,373	(168,986)	333,387	—	502,373	(168,986)
LifePath Retirement Fund	661,111	91,854	3,306,542	(2,553,577)	53,289	7,702	269,517	(208,526)
LifePath 2020 Fund	1,618,572	219,012	6,946,511	(5,108,927)	114,186	16,223	494,870	(364,461)
LifePath 2030 Fund	2,308,396	322,609	8,912,610	(6,281,605)	154,693	22,792	604,138	(426,653)
LifePath 2040 Fund	2,352,554	442,256	9,055,000	(6,260,190)	151,462	30,250	589,584	(407,872)

	Premier Shares Dollar Amounts				Premier Shares Share Amounts
2015	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$8,448,214	$6,975,939	$11,122,043	$4,302,110	821,014	719,162	1,082,432	457,744
Small/Mid Cap Equity Fund	4,548,921	2,917,520	6,426,209	1,040,232	393,015	273,689	556,587	110,117
International Equity Fund	1,525,883	45,487	3,354,374	(1,783,004)	136,839	4,259	304,366	(163,268)
S&P 500 Index Fund	32,034,519	6,753,975	41,673,431	(2,884,937)	2,038,379	432,669	2,653,233	(182,185)
Small Cap Index Fund	8,920,643	8,569,756	14,656,924	2,833,475	552,518	582,984	909,084	226,418
International Index Fund	5,430,565	1,102,249	6,564,641	(31,827)	461,705	99,033	555,804	4,934
Equity and Bond Fund	7,365,642	1,813,703	10,801,624	(1,622,279)	653,165	162,696	955,152	(139,291)
Bond Fund	8,181,575	3,028,999	13,865,916	(2,655,342)	722,026	267,641	1,226,129	(236,462)
Tax Advantaged Bond Fund	4,214,744	1,020,615	14,177,664	(8,942,305)	356,245	86,225	1,197,865	(755,395)
Money Market Fund	31,894,024	—	33,310,385	(1,416,361)	31,894,023	—	33,310,384	(1,416,361)
LifePath Retirement Fund	18,505,970	4,078,266	38,479,585	(15,895,349)	1,485,899	335,129	3,099,231	(1,278,203)
LifePath 2020 Fund	28,454,794	6,915,437	48,570,399	(13,200,168)	2,017,929	511,121	3,454,201	(925,151)
LifePath 2030 Fund	29,107,316	5,520,018	36,375,014	(1,747,680)	1,954,803	387,898	2,447,609	(104,908)
LifePath 2040 Fund	24,471,506	4,910,702	24,037,084	5,345,124	1,577,707	333,151	1,555,909	354,949

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

	Legacy Class B Dollar Amounts				Legacy Class B Share Amounts
2015	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$187,514	$383,396	$2,569,523	$(1,998,613)	18,243	39,607	249,145	(191,295)
Small/Mid Cap Equity Fund	158,177	146,752	1,366,182	(1,061,253)	14,703	14,959	127,187	(97,525)
International Equity Fund	38,211	—	348,772	(310,561)	3,412	—	31,726	(28,314)
S&P 500 Index Fund	638,313	219,319	8,573,653	(7,716,021)	40,293	13,916	540,409	(486,200)
Small Cap Index Fund	234,602	353,558	2,994,714	(2,406,554)	15,128	24,621	188,223	(148,474)
International Index Fund	138,554	26,755	1,127,632	(962,323)	11,375	2,389	94,155	(80,391)
Equity and Bond Fund	168,760	91,581	2,157,128	(1,896,787)	14,872	8,208	190,246	(167,166)
Bond Fund	191,334	83,369	1,771,070	(1,496,367)	16,728	7,354	155,866	(131,784)
Tax Advantaged Bond Fund	12,607	4,477	162,764	(145,680)	1,069	378	13,722	(12,275)
Money Market Fund	848,676	—	1,335,796	(487,120)	848,676	—	1,335,795	(487,119)
LifePath Retirement Fund	273,202	70,209	3,551,757	(3,208,346)	21,605	5,742	282,861	(255,514)
LifePath 2020 Fund	689,071	172,779	6,899,835	(6,037,985)	48,280	12,676	485,922	(424,966)
LifePath 2030 Fund	713,970	162,668	6,353,135	(5,476,497)	47,426	11,392	425,704	(366,886)
LifePath 2040 Fund	685,179	206,060	5,516,148	(4,624,909)	43,491	13,923	353,116	(295,702)

	Institutional Shares Dollar Amounts				Institutional Shares Share Amounts
2015	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$27,367,011	$3,825,708	$5,696,426	$25,496,293	2,777,638	410,037	575,708	2,611,967
Small/Mid Cap Equity Fund	5,866,219	1,743,475	5,725,169	1,884,525	482,833	155,808	474,281	164,360
International Equity Fund	3,056,427	72,240	2,525,193	603,474	271,149	6,771	229,950	47,970
S&P 500 Index Fund	35,267,248	2,983,224	18,856,507	19,393,965	2,240,367	190,500	1,203,354	1,227,513
Small Cap Index Fund	9,972,402	4,434,852	8,295,350	6,111,904	609,638	296,811	507,040	399,409
International Index Fund	7,454,393	783,650	4,885,656	3,352,387	625,667	70,220	418,106	277,781
Equity and Bond Fund	7,891,444	720,485	4,241,552	4,370,377	707,816	65,114	379,114	393,816
Bond Fund	51,349,137	2,766,291	23,712,718	30,402,710	4,549,131	244,811	2,108,142	2,685,800
Money Market Fund	71,033,925	4,145	60,976,365	10,061,705	71,033,924	4,145	60,976,365	10,061,704
LifePath Retirement Fund	18,959,385	1,836,752	15,282,026	5,514,111	1,522,379	150,878	1,232,981	440,276
LifePath 2020 Fund	25,952,559	3,687,086	23,267,823	6,371,822	1,826,233	270,893	1,645,733	451,393
LifePath 2030 Fund	34,389,635	4,268,841	20,791,006	17,867,470	2,292,180	298,461	1,389,218	1,201,423
LifePath 2040 Fund	52,761,392	6,061,528	30,033,681	28,789,239	3,383,726	409,262	1,930,894	1,862,094

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

	Class R-1 Dollar Amounts				Class R-1 Share Amounts
2015	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$1,174,361	$151,218	$1,086,633	$238,946	118,838	16,278	108,711	26,405
Small/Mid Cap Equity Fund	890,520	93,611	573,610	410,521	79,672	9,071	51,484	37,259
International Equity Fund	395,458	—	273,588	121,870	36,012	—	25,176	10,836
S&P 500 Index Fund	3,731,216	99,527	2,842,966	987,777	237,902	6,384	179,885	64,401
Small Cap Index Fund	783,914	111,772	915,018	(19,332)	48,240	7,552	55,643	149
International Index Fund	708,586	22,844	780,295	(48,865)	59,781	2,045	65,093	(3,267)
Equity and Bond Fund	745,613	33,801	475,301	304,113	67,339	3,104	42,740	27,703
Bond Fund	850,861	51,337	961,367	(59,169)	75,037	4,539	85,168	(5,592)
Money Market Fund	4,252,023	—	3,267,133	984,890	4,252,022	—	3,267,133	984,889
LifePath Retirement Fund	2,960,568	91,382	2,575,648	476,302	242,330	7,662	211,580	38,412
LifePath 2020 Fund	9,112,278	264,197	6,447,342	2,929,133	648,796	19,556	459,762	208,590
LifePath 2030 Fund	13,036,794	423,284	6,670,313	6,789,765	885,299	29,956	450,023	465,232
LifePath 2040 Fund	10,497,775	404,455	4,349,490	6,552,740	684,902	27,683	283,540	429,045
LifePath 2050 Fund	4,052,277	76,907	2,096,064	2,033,120	384,009	7,622	197,981	193,650

	Class R-2 Dollar Amounts				Class R-2 Share Amounts
2015	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$4,802,271	$949,839	$4,314,012	$1,438,098	483,583	102,464	434,139	151,908
Small/Mid Cap Equity Fund	2,623,690	425,093	2,250,374	798,409	228,208	40,065	193,035	75,238
International Equity Fund	1,161,830	3,150	1,557,451	(392,471)	104,775	298	138,701	(33,628)
S&P 500 Index Fund	8,247,228	341,250	5,591,827	2,996,651	529,860	22,016	359,524	192,352
Small Cap Index Fund	2,494,725	428,255	1,967,681	955,299	152,596	28,878	119,479	61,995
International Index Fund	3,432,076	119,584	1,816,456	1,735,204	289,812	10,754	154,965	145,601
Equity and Bond Fund	2,266,036	116,963	1,853,299	529,700	203,520	10,713	167,054	47,179
Bond Fund	3,348,984	182,022	1,664,413	1,866,593	296,918	16,124	147,615	165,427
Money Market Fund	6,989,968	—	6,074,945	915,023	6,989,968	—	6,074,945	915,023
LifePath Retirement Fund	8,406,084	356,360	6,579,003	2,183,441	675,666	29,237	526,919	177,984
LifePath 2020 Fund	16,156,380	867,981	16,315,520	708,841	1,146,710	64,200	1,156,658	54,252
LifePath 2030 Fund	20,280,176	905,689	12,101,174	9,084,691	1,369,855	63,871	813,320	620,406
LifePath 2040 Fund	14,280,527	834,483	11,418,587	3,696,423	926,945	56,845	730,189	253,601
LifePath 2050 Fund	6,195,832	192,345	2,719,782	3,668,395	584,276	19,044	252,960	350,360

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

	Class R-3 Dollar Amounts				Class R-3 Share Amounts
2015	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$168,205	$95,832	$1,012,733	$(748,696)	17,153	10,249	100,602	(73,200)
Small/Mid Cap Equity Fund	311,046	61,877	215,692	157,231	26,187	5,595	18,393	13,389
International Equity Fund	125,058	2,242	293,247	(165,947)	11,803	210	26,425	(14,412)
S&P 500 Index Fund	555,554	40,136	352,465	243,225	36,259	2,568	22,750	16,077
Small Cap Index Fund	252,721	63,581	141,059	175,243	15,466	4,253	8,538	11,181
International Index Fund	119,149	15,370	82,988	51,531	10,221	1,376	7,144	4,453
Equity and Bond Fund	61,377	8,289	36,304	33,362	5,566	757	3,236	3,087
Bond Fund	307,875	23,417	226,510	104,782	27,227	2,071	20,108	9,190
Money Market Fund	205,855	122	425,750	(219,773)	205,855	122	425,750	(219,773)
LifePath Retirement Fund	402,479	34,738	355,286	81,931	32,010	2,853	28,750	6,113
LifePath 2020 Fund	1,249,039	59,438	2,324,757	(1,016,280)	87,880	4,374	163,289	(71,035)
LifePath 2030 Fund	970,013	58,120	1,928,198	(900,065)	65,433	4,062	128,217	(58,722)
LifePath 2040 Fund	1,219,838	102,384	506,078	816,144	78,299	6,839	32,161	52,977

The following reflects the conversion of shares between classes (reflected as Sales and Redemptions) for the year ended December 31, 2015 (effective May 23, 2016, Legacy Class A shares were renamed Premier shares).

Fund	Class A Dollar Amounts from Class B	Class A Share Amounts from Class B	Class A Dollar Amounts from Class R-2	Class A Share Amounts from Class R-2	Premier Dollar Amounts from Legacy Class B	Premier Share Amounts from Legacy Class B	Class R-2 Dollar Amounts from Class R-1	Class R-2 Share Amounts from Class R-1
Equity Fund	$218,252	21,885	$532,891	52,622	$1,527,096	147,487	$802,019	79,480
Small/Mid Cap Equity Fund	286,064	24,016	440,976	35,921	845,373	72,637	223,129	19,421
International Equity Fund	95,708	8,580	228,251	19,606	259,344	23,115	89,191	8,115
S&P 500 Index Fund	1,436,455	91,439	579,669	36,461	5,740,542	363,921	1,215,390	76,948
Small Cap Index Fund	483,888	29,415	179,964	10,600	1,986,812	121,742	401,232	23,830
International Index Fund	417,823	34,788	129,963	10,308	780,892	65,448	329,159	26,831
Equity and Bond Fund	266,286	23,691	158,413	13,898	1,462,637	129,076	241,291	21,501
Bond Fund	419,754	37,001	66,136	5,798	1,255,454	110,355	564,002	50,085
Tax Advantaged Bond Fund	54,657	4,629	—	—	98,233	8,253	—	—
Money Market Fund	98,945	98,945	61,556	61,556	335,263	335,263	694,189	694,189
LifePath Retirement Fund	1,620,462	132,377	579,146	46,627	2,232,171	178,308	1,186,006	93,708
LifePath 2020 Fund	3,588,198	252,321	3,654,980	251,944	4,662,319	329,301	2,489,692	174,411
LifePath 2030 Fund	4,525,962	303,894	1,056,727	68,917	4,307,882	288,529	2,511,079	167,439
LifePath 2040 Fund	4,651,952	299,905	1,152,817	71,856	3,811,863	244,363	1,480,544	95,828
LifePath 2050 Fund	—	—	477,731	43,519	—	—	778,527	73,435

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of each Fund’s share classes for the past five years, or if the performance information is not available for these periods, since the share class’ inception. Certain information reflects financial results for a single Fund share. The total returns within each table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

STATE FARM MUTUAL FUND TRUST EQUITY FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income (b)	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2016	$9.17	$0.05	$0.67	$0.72	$(0.04)	$(0.57)	$(0.61)
Year ended 12/31/2015	9.73	0.05	0.03	0.08	(0.06)	(0.58)	(0.64)
Year ended 12/31/2014	8.62	0.05	1.25	1.30	(0.06)	(0.13)	(0.19)
Year ended 12/31/2013	6.53	0.04	2.09	2.13	(0.04)	—	(0.04)
Year ended 12/31/2012	5.69	0.07	0.84	0.91	(0.07)	—	(0.07)
Class B Shares
Year ended 12/31/2016	9.12	(0.02)	0.66	0.64	—	(0.57)	(0.57)
Year ended 12/31/2015	9.68	(0.01)	0.03	0.02	—	(0.58)	(0.58)
Year ended 12/31/2014	8.59	(0.02)	1.24	1.22	—	(0.13)	(0.13)
Year ended 12/31/2013	6.53	(0.02)	2.08	2.06	—	—	—
Year ended 12/31/2012	5.68	0.02	0.85	0.87	(0.02)	—	(0.02)
Premier Shares (e)
Year ended 12/31/2016	9.58	0.06	0.70	0.76	(0.05)	(0.57)	(0.62)
Year ended 12/31/2015	10.12	0.06	0.03	0.09	(0.05)	(0.58)	(0.63)
Year ended 12/31/2014	8.96	0.05	1.29	1.34	(0.05)	(0.13)	(0.18)
Year ended 12/31/2013	6.79	0.04	2.17	2.21	(0.04)	—	(0.04)
Year ended 12/31/2012	5.90	0.07	0.88	0.95	(0.06)	—	(0.06)
Legacy Class B Shares
Year ended 12/31/2016	9.56	0.01	0.70	0.71	—	(0.57)	(0.57)
Year ended 12/31/2015	10.10	0.02	0.02	0.04	—	(0.58)	(0.58)
Year ended 12/31/2014	8.93	0.01	1.29	1.30	—	(0.13)	(0.13)
Year ended 12/31/2013	6.77	0.01	2.15	2.16	—	—	—
Year ended 12/31/2012	5.88	0.04	0.88	0.92	(0.03)	—	(0.03)
Institutional Shares
Year ended 12/31/2016	9.22	0.07	0.68	0.75	(0.07)	(0.57)	(0.64)
Year ended 12/31/2015	9.77	0.08	0.03	0.11	(0.08)	(0.58)	(0.66)
Year ended 12/31/2014	8.65	0.07	1.25	1.32	(0.07)	(0.13)	(0.20)
Year ended 12/31/2013	6.56	0.06	2.09	2.15	(0.06)	—	(0.06)
Year ended 12/31/2012	5.71	0.08	0.85	0.93	(0.08)	—	(0.08)
Class R-1 Shares
Year ended 12/31/2016	9.18	0.02	0.67	0.69	(0.02)	(0.57)	(0.59)
Year ended 12/31/2015	9.73	0.02	0.04	0.06	(0.03)	(0.58)	(0.61)
Year ended 12/31/2014	8.63	0.02	1.23	1.25	(0.02)	(0.13)	(0.15)
Year ended 12/31/2013	6.53	0.01	2.09	2.10	—	—	—
Year ended 12/31/2012	5.69	0.05	0.84	0.89	(0.05)	—	(0.05)
Class R-2 Shares
Year ended 12/31/2016	9.16	0.04	0.66	0.70	(0.03)	(0.57)	(0.60)
Year ended 12/31/2015	9.71	0.04	0.03	0.07	(0.04)	(0.58)	(0.62)
Year ended 12/31/2014	8.60	0.04	1.24	1.28	(0.04)	(0.13)	(0.17)
Year ended 12/31/2013	6.52	0.03	2.08	2.11	(0.03)	—	(0.03)
Year ended 12/31/2012	5.68	0.06	0.84	0.90	(0.06)	—	(0.06)
Class R-3 Shares
Year ended 12/31/2016	9.24	0.07	0.67	0.74	(0.07)	(0.57)	(0.64)
Year ended 12/31/2015	9.77	0.08	0.03	0.11	(0.06)	(0.58)	(0.64)
Year ended 12/31/2014	8.65	0.06	1.26	1.32	(0.07)	(0.13)	(0.20)
Year ended 12/31/2013	6.56	0.05	2.08	2.13	(0.04)	—	(0.04)
Year ended 12/31/2012	5.70	0.08	0.86	0.94	(0.08)	—	(0.08)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Net investment income distribution represents less than $0.01 per share for Legacy Class B shares in 2014.

(c)	Total return does not reflect the effect of sales charge for Class A, Class B, Premier and Legacy Class B shares. All other classes do not have a sales charge.

(d)	The expense ratios include the effect of expense reduction changes.

(e)	Effective May 23, 2016, Legacy Class A shares were renamed Premier shares.

194	See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
Net asset value, end of period	Total return (c)	Net assets, end of period (millions)	Expenses (d)	Net investment income (loss)	Expenses	Net investment income (loss)	Portfolio turnover rate

$9.28	7.81%	$128.8	1.15%	0.52%	1.15%	0.52%	57%
9.17	0.74	136.9	1.15	0.54	1.15	0.54	52
9.73	14.95	116.4	1.16	0.52	1.16	0.52	51
8.62	32.63	83.3	1.17	0.48	1.17	0.48	69
6.53	15.93	52.4	1.18	1.06	1.18	1.06	56

9.19	6.94	2.4	1.85	(0.17)	1.85	(0.17)	57
9.12	0.17	2.8	1.85	(0.14)	1.85	(0.14)	52
9.68	14.13	3.2	1.86	(0.17)	1.86	(0.17)	51
8.59	31.55	2.8	1.86	(0.21)	1.86	(0.21)	69
6.53	15.35	5.1	1.88	0.34	1.88	0.34	56

9.72	7.87	131.3	1.08	0.58	1.08	0.58	57
9.58	0.84	112.7	1.15	0.56	1.15	0.56	52
10.12	14.88	114.5	1.16	0.53	1.16	0.53	51
8.96	32.50	102.1	1.17	0.47	1.17	0.47	69
6.79	16.14	79.1	1.18	1.03	1.18	1.03	56

9.70	7.35	5.3	1.55	0.13	1.55	0.13	57
9.56	0.36	6.6	1.55	0.18	1.55	0.18	52
10.10	14.53	8.9	1.56	0.14	1.56	0.14	51
8.93	31.91	10.0	1.57	0.07	1.57	0.07	69
6.77	15.62	9.9	1.58	0.60	1.58	0.60	56

9.33	8.04	281.5	0.90	0.77	0.90	0.77	57
9.22	1.06	246.1	0.90	0.80	0.90	0.80	52
9.77	15.24	235.2	0.91	0.78	0.91	0.78	51
8.65	32.74	205.4	0.92	0.72	0.92	0.72	69
6.56	16.28	153.4	0.93	1.29	0.93	1.29	56

9.28	7.40	2.7	1.47	0.20	1.47	0.20	57
9.18	0.54	2.4	1.47	0.23	1.47	0.23	52
9.73	14.45	2.3	1.48	0.21	1.48	0.21	51
8.63	32.16	2.1	1.48	0.16	1.48	0.16	69
6.53	15.61	2.7	1.50	0.73	1.50	0.73	56

9.26	7.57	13.4	1.27	0.40	1.27	0.40	57
9.16	0.70	14.8	1.27	0.43	1.27	0.43	52
9.71	14.85	14.2	1.28	0.40	1.28	0.40	51
8.60	32.35	11.2	1.29	0.36	1.29	0.36	69
6.52	15.82	9.9	1.30	0.95	1.30	0.95	56

9.34	7.88	1.5	0.97	0.70	0.97	0.70	57
9.24	1.10	1.5	0.97	0.75	0.97	0.75	52
9.77	15.15	2.3	0.98	0.71	0.98	0.71	51
8.65	32.55	2.2	0.98	0.65	0.98	0.65	69
6.56	16.42	2.3	1.00	1.22	1.00	1.22	56

See accompanying notes to financial statements.	195

STATE FARM MUTUAL FUND TRUST SMALL/MID CAP EQUITY FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a) (b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income (c)	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2016	$10.79	$(0.01)	$1.35	$1.34	$—	$(0.10)	$(0.10)
Year ended 12/31/2015	11.81	0.02	(0.59)	(0.57)	(0.01)	(0.44)	(0.45)
Year ended 12/31/2014	12.71	(0.03)	0.57	0.54	—	(1.44)	(1.44)
Year ended 12/31/2013	10.49	(0.05)	3.62	3.57	(0.03)	(1.32)	(1.35)
Year ended 12/31/2012	8.99	0.05	1.45	1.50	—	—	—
Class B Shares
Year ended 12/31/2016	10.00	(0.08)	1.25	1.17	—	(0.10)	(0.10)
Year ended 12/31/2015	11.04	(0.06)	(0.54)	(0.60)	—	(0.44)	(0.44)
Year ended 12/31/2014	12.04	(0.10)	0.54	0.44	—	(1.44)	(1.44)
Year ended 12/31/2013	10.02	(0.11)	3.45	3.34	—	(1.32)	(1.32)
Year ended 12/31/2012	8.65	(0.02)	1.39	1.37	—	—	—
Premier Shares (f)
Year ended 12/31/2016	10.55	—	1.32	1.32	—	(0.10)	(0.10)
Year ended 12/31/2015	11.55	0.02	(0.57)	(0.55)	(0.01)	(0.44)	(0.45)
Year ended 12/31/2014	12.46	(0.03)	0.56	0.53	—	(1.44)	(1.44)
Year ended 12/31/2013	10.31	(0.05)	3.55	3.50	(0.03)	(1.32)	(1.35)
Year ended 12/31/2012	8.83	0.05	1.43	1.48	—	—	—
Legacy Class B Shares
Year ended 12/31/2016	9.71	(0.05)	1.22	1.17	—	(0.10)	(0.10)
Year ended 12/31/2015	10.70	(0.03)	(0.52)	(0.55)	—	(0.44)	(0.44)
Year ended 12/31/2014	11.69	(0.08)	0.53	0.45	—	(1.44)	(1.44)
Year ended 12/31/2013	9.75	(0.09)	3.35	3.26	—	(1.32)	(1.32)
Year ended 12/31/2012	8.39	0.01	1.35	1.36	—	—	—
Institutional Shares
Year ended 12/31/2016	11.08	0.02	1.40	1.42	(0.01)	(0.10)	(0.11)
Year ended 12/31/2015	12.11	0.05	(0.60)	(0.55)	(0.04)	(0.44)	(0.48)
Year ended 12/31/2014	12.96	—	0.59	0.59	—	(1.44)	(1.44)
Year ended 12/31/2013	10.68	(0.02)	3.68	3.66	(0.06)	(1.32)	(1.38)
Year ended 12/31/2012	9.13	0.08	1.47	1.55	—	—	—
Class R-1 Shares
Year ended 12/31/2016	10.21	(0.04)	1.28	1.24	—	(0.10)	(0.10)
Year ended 12/31/2015	11.22	(0.02)	(0.55)	(0.57)	—	(0.44)	(0.44)
Year ended 12/31/2014	12.18	(0.07)	0.55	0.48	—	(1.44)	(1.44)
Year ended 12/31/2013	10.11	(0.09)	3.48	3.39	—	(1.32)	(1.32)
Year ended 12/31/2012	8.69	0.02	1.40	1.42	—	—	—
Class R-2 Shares
Year ended 12/31/2016	10.50	(0.02)	1.31	1.29	—	(0.10)	(0.10)
Year ended 12/31/2015	11.50	—	(0.56)	(0.56)	—	(0.44)	(0.44)
Year ended 12/31/2014	12.43	(0.05)	0.56	0.51	—	(1.44)	(1.44)
Year ended 12/31/2013	10.29	(0.06)	3.54	3.48	(0.02)	(1.32)	(1.34)
Year ended 12/31/2012	8.83	0.04	1.42	1.46	—	—	—
Class R-3 Shares
Year ended 12/31/2016	10.95	0.01	1.38	1.39	—	(0.10)	(0.10)
Year ended 12/31/2015	11.97	0.04	(0.59)	(0.55)	(0.03)	(0.44)	(0.47)
Year ended 12/31/2014	12.84	(0.01)	0.58	0.57	—	(1.44)	(1.44)
Year ended 12/31/2013	10.59	(0.03)	3.65	3.62	(0.05)	(1.32)	(1.37)
Year ended 12/31/2012	9.06	0.07	1.46	1.53	—	—	—

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Net investment income represents less than $0.01 per share for Premier shares in 2016, Class R-2 shares in 2015 and Institutional shares in 2014.

(c)	Net investment income distribution represents less than $0.01 per share for Class R-3 shares in 2016 and Class R-2 shares in 2015.

(d)	Total return does not reflect the effect of sales charge for Class A, Class B, Premier and Legacy Class B shares. All other classes do not have a sales charge.

(e)	The expense ratios include the effect of expense reduction changes.

(f)	Effective May 23, 2016, Legacy Class A shares were renamed Premier shares.

196	See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
Net asset value, end of period	Total return (d)	Net assets, end of period (millions)	Expenses (e)	Net investment income (loss)	Expenses	Net investment income (loss)	Portfolio turnover rate

$12.03	12.41%	$93.8	1.39%	(0.08)%	1.39%	(0.08)%	104%
10.79	(4.82)	93.2	1.39	0.14	1.39	0.14	120
11.81	4.13	90.7	1.40	(0.26)	1.40	(0.26)	102
12.71	34.04	80.2	1.40	(0.41)	1.40	(0.41)	116
10.49	16.69	50.4	1.40	0.55	1.42	0.53	91

11.07	11.69	11.8	2.09	(0.78)	2.09	(0.78)	104
10.00	(5.46)	11.2	2.09	(0.55)	2.09	(0.55)	120
11.04	3.54	12.8	1.98	(0.84)	1.98	(0.84)	102
12.04	33.33	13.6	1.90	(0.91)	1.90	(0.91)	116
10.02	15.84	10.9	2.10	(0.18)	2.12	(0.20)	91

11.77	12.51	108.9	1.32	(0.02)	1.32	(0.02)	104
10.55	(4.77)	90.8	1.39	0.14	1.39	0.14	120
11.55	4.13	98.1	1.39	(0.26)	1.39	(0.26)	102
12.46	33.92	98.1	1.40	(0.42)	1.40	(0.42)	116
10.31	16.76	75.7	1.40	0.52	1.42	0.50	91

10.78	12.04	9.9	1.79	(0.48)	1.79	(0.48)	104
9.71	(5.17)	10.0	1.79	(0.25)	1.79	(0.25)	120
10.70	3.73	12.0	1.79	(0.66)	1.79	(0.66)	102
11.69	33.42	14.2	1.80	(0.82)	1.80	(0.82)	116
9.75	16.21	12.8	1.80	0.07	1.82	0.05	91

12.39	12.81	49.6	1.14	0.17	1.14	0.17	104
11.08	(4.56)	44.7	1.14	0.39	1.14	0.39	120
12.11	4.44	46.8	1.14	(0.01)	1.14	(0.01)	102
12.96	34.25	45.1	1.15	(0.16)	1.15	(0.16)	116
10.68	16.98	32.4	1.15	0.79	1.17	0.77	91

11.35	12.14	3.7	1.71	(0.40)	1.71	(0.40)	104
10.21	(5.11)	3.4	1.71	(0.18)	1.71	(0.18)	120
11.22	3.83	3.3	1.71	(0.58)	1.71	(0.58)	102
12.18	33.53	3.7	1.72	(0.74)	1.72	(0.74)	116
10.11	16.34	3.2	1.72	0.17	1.74	0.15	91

11.69	12.28	11.8	1.51	(0.20)	1.51	(0.20)	104
10.50	(4.88)	11.7	1.51	0.03	1.51	0.03	120
11.50	3.98	11.9	1.52	(0.38)	1.52	(0.38)	102
12.43	33.78	10.5	1.52	(0.52)	1.52	(0.52)	116
10.29	16.53	9.1	1.52	0.45	1.54	0.43	91

12.24	12.71	3.0	1.21	0.10	1.21	0.10	104
10.95	(4.60)	2.7	1.21	0.32	1.21	0.32	120
11.97	4.33	2.8	1.21	(0.08)	1.21	(0.08)	102
12.84	34.19	2.8	1.22	(0.23)	1.22	(0.23)	116
10.59	16.89	2.1	1.22	0.72	1.24	0.70	91

See accompanying notes to financial statements.	197

STATE FARM MUTUAL FUND TRUST INTERNATIONAL EQUITY FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a) (b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income (c)	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2016	$10.55	$0.02	$(0.60)	$(0.58)	$—	$—	$—
Year ended 12/31/2015	10.63	0.01	(0.07)	(0.06)	(0.02)	—	(0.02)
Year ended 12/31/2014	11.42	0.03	(0.75)	(0.72)	(0.07)	—	(0.07)
Year ended 12/31/2013	9.82	0.06	1.66	1.72	(0.12)	—	(0.12)
Year ended 12/31/2012	8.28	0.09	1.45	1.54	—	—	—
Class B Shares
Year ended 12/31/2016	10.35	(0.06)	(0.57)	(0.63)	—	—	—
Year ended 12/31/2015	10.48	(0.06)	(0.07)	(0.13)	—	—	—
Year ended 12/31/2014	11.27	(0.04)	(0.75)	(0.79)	—	—	—
Year ended 12/31/2013	9.69	0.02	1.64	1.66	(0.08)	—	(0.08)
Year ended 12/31/2012	8.23	0.03	1.43	1.46	—	—	—
Premier Shares (g)
Year ended 12/31/2016	10.65	0.02	(0.59)	(0.57)	—	—	—
Year ended 12/31/2015	10.72	0.01	(0.06)	(0.05)	(0.02)	—	(0.02)
Year ended 12/31/2014	11.53	0.03	(0.77)	(0.74)	(0.07)	—	(0.07)
Year ended 12/31/2013	9.91	0.06	1.68	1.74	(0.12)	—	(0.12)
Year ended 12/31/2012	8.35	0.09	1.47	1.56	—	—	—
Legacy Class B Shares
Year ended 12/31/2016	10.49	(0.03)	(0.58)	(0.61)	—	—	—
Year ended 12/31/2015	10.59	(0.03)	(0.07)	(0.10)	—	—	—
Year ended 12/31/2014	11.38	(0.02)	(0.75)	(0.77)	(0.02)	—	(0.02)
Year ended 12/31/2013	9.79	0.02	1.64	1.66	(0.07)	—	(0.07)
Year ended 12/31/2012	8.29	0.05	1.45	1.50	—	—	—
Institutional Shares
Year ended 12/31/2016	10.64	0.04	(0.59)	(0.55)	(0.01)	—	(0.01)
Year ended 12/31/2015	10.72	0.04	(0.07)	(0.03)	(0.05)	—	(0.05)
Year ended 12/31/2014	11.53	0.06	(0.77)	(0.71)	(0.10)	—	(0.10)
Year ended 12/31/2013	9.91	0.09	1.67	1.76	(0.14)	—	(0.14)
Year ended 12/31/2012	8.33	0.11	1.47	1.58	—	—	—
Class R-1 Shares
Year ended 12/31/2016	10.48	(0.02)	(0.58)	(0.60)	—	—	—
Year ended 12/31/2015	10.57	(0.03)	(0.06)	(0.09)	—	—	—
Year ended 12/31/2014	11.36	—	(0.76)	(0.76)	(0.03)	—	(0.03)
Year ended 12/31/2013	9.77	0.03	1.64	1.67	(0.08)	—	(0.08)
Year ended 12/31/2012	8.26	0.06	1.45	1.51	—	—	—
Class R-2 Shares
Year ended 12/31/2016	10.54	—	(0.59)	(0.59)	—	—	—
Year ended 12/31/2015	10.61	—	(0.06)	(0.06)	(0.01)	—	(0.01)
Year ended 12/31/2014	11.41	0.01	(0.75)	(0.74)	(0.06)	—	(0.06)
Year ended 12/31/2013	9.81	0.04	1.67	1.71	(0.11)	—	(0.11)
Year ended 12/31/2012	8.29	0.08	1.44	1.52	—	—	—
Class R-3 Shares
Year ended 12/31/2016	10.64	0.03	(0.60)	(0.57)	—	—	—
Year ended 12/31/2015	10.71	0.03	(0.06)	(0.03)	(0.04)	—	(0.04)
Year ended 12/31/2014	11.52	0.05	(0.77)	(0.72)	(0.09)	—	(0.09)
Year ended 12/31/2013	9.90	0.08	1.68	1.76	(0.14)	—	(0.14)
Year ended 12/31/2012	8.33	0.11	1.46	1.57	—	—	—

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Net investment income represents less than $0.01 per share for Class R-2 shares in 2016 and 2015 and Class R-1 shares in 2014.

(c)	Net investment income distribution represents less than $0.01 per share for Class R-3 shares in 2016 and Class B shares in 2014.

(d)	Total return does not reflect the effect of sales charge for Class A, Class B, Premier and Legacy Class B shares. All other classes do not have a sales charge.

(e)	The expense ratios include the effect of expense reduction changes.

(f)	Net investment income (loss) represents less than 0.005% per share for Class R-2 shares in 2016.

(g)	Effective May 23, 2016, Legacy Class A shares were renamed Premier shares.

198	See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
Net asset value, end of period	Total return (d)	Net assets, end of period (millions)	Expenses (e)	Net investment income (loss)	Expenses	Net investment income (loss) (f)	Portfolio turnover rate

$9.97	(5.50)%	$34.0	1.50%	0.19%	1.53%	0.16%	103%
10.55	(0.53)	44.6	1.50	0.08	1.52	0.06	124
10.63	(6.29)	41.3	1.50	0.24	1.54	0.20	96
11.42	17.53	41.0	1.50	0.56	1.53	0.53	77
9.82	18.60	30.0	1.50	0.99	1.55	0.94	47

9.72	(6.09)	8.8	2.20	(0.57)	2.22	(0.59)	103
10.35	(1.24)	9.6	2.20	(0.60)	2.22	(0.62)	124
10.48	(6.97)	9.9	2.11	(0.35)	2.15	(0.39)	96
11.27	17.16	10.8	1.85	0.24	1.88	0.21	77
9.69	17.74	9.2	2.20	0.30	2.25	0.25	47

10.08	(5.35)	47.3	1.44	0.15	1.45	0.14	103
10.65	(0.47)	44.8	1.50	0.11	1.52	0.09	124
10.72	(6.43)	46.9	1.50	0.26	1.54	0.22	96
11.53	17.53	51.2	1.50	0.59	1.53	0.56	77
9.91	18.68	44.5	1.50	1.00	1.55	0.95	47

9.88	(5.82)	8.9	1.90	(0.27)	1.92	(0.29)	103
10.49	(0.94)	9.7	1.90	(0.30)	1.92	(0.32)	124
10.59	(6.73)	10.1	1.90	(0.14)	1.94	(0.18)	96
11.38	16.99	11.5	1.90	0.20	1.93	0.17	77
9.79	18.09	10.7	1.90	0.61	1.95	0.56	47

10.08	(5.19)	17.9	1.25	0.39	1.27	0.37	103
10.64	(0.29)	19.5	1.25	0.35	1.27	0.33	124
10.72	(6.19)	19.1	1.25	0.50	1.29	0.46	96
11.53	17.81	20.3	1.25	0.83	1.28	0.80	77
9.91	18.97	17.1	1.25	1.25	1.30	1.20	47

9.88	(5.73)	2.3	1.82	(0.18)	1.84	(0.20)	103
10.48	(0.85)	2.5	1.82	(0.24)	1.84	(0.26)	124
10.57	(6.71)	2.4	1.82	(0.04)	1.86	(0.08)	96
11.36	17.14	2.9	1.82	0.27	1.85	0.24	77
9.77	18.28	2.5	1.82	0.69	1.87	0.64	47

9.95	(5.60)	4.7	1.62	0.03	1.65	0.00	103
10.54	(0.59)	5.8	1.62	(0.01)	1.64	(0.03)	124
10.61	(6.48)	6.2	1.62	0.10	1.66	0.06	96
11.41	17.40	5.8	1.62	0.40	1.65	0.37	77
9.81	18.34	5.9	1.62	0.87	1.67	0.82	47

10.07	(5.34)	1.8	1.32	0.30	1.34	0.28	103
10.64	(0.29)	1.9	1.32	0.29	1.34	0.27	124
10.71	(6.25)	2.1	1.32	0.43	1.36	0.39	96
11.52	17.74	2.2	1.32	0.76	1.35	0.73	77
9.90	18.85	1.9	1.32	1.20	1.37	1.15	47

See accompanying notes to financial statements.	199

STATE FARM MUTUAL FUND TRUST S&P 500 INDEX FUND

(For a share outstanding throughout each period)

	Net asset value, beginning of period	Income from investment operations			Less distributions
		Net investment income (loss) (a) (b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2016	$15.37	$0.24	$1.49	$1.73	$(0.25)	$(0.14)	$(0.39)
Year ended 12/31/2015	15.52	0.21	(0.11)	0.10	(0.21)	(0.04)	(0.25)
Year ended 12/31/2014	13.91	0.18	1.61	1.79	(0.18)	—	(0.18)
Year ended 12/31/2013	10.72	0.16	3.20	3.36	(0.17)	—	(0.17)
Year ended 12/31/2012	9.45	0.16	1.27	1.43	(0.16)	—	(0.16)
Class B Shares
Year ended 12/31/2016	15.48	0.12	1.50	1.62	(0.12)	(0.14)	(0.26)
Year ended 12/31/2015	15.60	0.09	(0.10)	(0.01)	(0.07)	(0.04)	(0.11)
Year ended 12/31/2014	13.98	0.08	1.60	1.68	(0.06)	—	(0.06)
Year ended 12/31/2013	10.76	0.07	3.20	3.27	(0.05)	—	(0.05)
Year ended 12/31/2012	9.48	0.09	1.27	1.36	(0.08)	—	(0.08)
Premier Shares (f)
Year ended 12/31/2016	15.46	0.25	1.50	1.75	(0.27)	(0.14)	(0.41)
Year ended 12/31/2015	15.60	0.21	(0.11)	0.10	(0.20)	(0.04)	(0.24)
Year ended 12/31/2014	13.98	0.18	1.61	1.79	(0.17)	—	(0.17)
Year ended 12/31/2013	10.76	0.16	3.22	3.38	(0.16)	—	(0.16)
Year ended 12/31/2012	9.48	0.16	1.27	1.43	(0.15)	—	(0.15)
Legacy Class B Shares
Year ended 12/31/2016	15.61	0.17	1.51	1.68	(0.16)	(0.14)	(0.30)
Year ended 12/31/2015	15.73	0.14	(0.10)	0.04	(0.12)	(0.04)	(0.16)
Year ended 12/31/2014	14.08	0.12	1.62	1.74	(0.09)	—	(0.09)
Year ended 12/31/2013	10.82	0.11	3.24	3.35	(0.09)	—	(0.09)
Year ended 12/31/2012	9.52	0.11	1.28	1.39	(0.09)	—	(0.09)
Institutional Shares
Year ended 12/31/2016	15.51	0.28	1.50	1.78	(0.29)	(0.14)	(0.43)
Year ended 12/31/2015	15.65	0.25	(0.11)	0.14	(0.24)	(0.04)	(0.28)
Year ended 12/31/2014	14.02	0.22	1.62	1.84	(0.21)	—	(0.21)
Year ended 12/31/2013	10.79	0.20	3.22	3.42	(0.19)	—	(0.19)
Year ended 12/31/2012	9.51	0.19	1.27	1.46	(0.18)	—	(0.18)
Class R-1 Shares
Year ended 12/31/2016	15.44	0.19	1.48	1.67	(0.20)	(0.14)	(0.34)
Year ended 12/31/2015	15.59	0.15	(0.10)	0.05	(0.16)	(0.04)	(0.20)
Year ended 12/31/2014	13.97	0.13	1.61	1.74	(0.12)	—	(0.12)
Year ended 12/31/2013	10.75	0.12	3.21	3.33	(0.11)	—	(0.11)
Year ended 12/31/2012	9.47	0.13	1.27	1.40	(0.12)	—	(0.12)
Class R-2 Shares
Year ended 12/31/2016	15.35	0.22	1.49	1.71	(0.23)	(0.14)	(0.37)
Year ended 12/31/2015	15.50	0.19	(0.11)	0.08	(0.19)	(0.04)	(0.23)
Year ended 12/31/2014	13.89	0.16	1.60	1.76	(0.15)	—	(0.15)
Year ended 12/31/2013	10.70	0.15	3.19	3.34	(0.15)	—	(0.15)
Year ended 12/31/2012	9.43	0.15	1.26	1.41	(0.14)	—	(0.14)
Class R-3 Shares
Year ended 12/31/2016	15.48	0.27	1.50	1.77	(0.29)	(0.14)	(0.43)
Year ended 12/31/2015	15.62	0.23	(0.10)	0.13	(0.23)	(0.04)	(0.27)
Year ended 12/31/2014	14.00	0.20	1.61	1.81	(0.19)	—	(0.19)
Year ended 12/31/2013	10.78	0.19	3.22	3.41	(0.19)	—	(0.19)
Year ended 12/31/2012	9.50	0.18	1.27	1.45	(0.17)	—	(0.17)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Net amounts and ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio through May 11, 2012.

(c)	Total return does not reflect the effect of sales charge for Class A, Class B, Premier and Legacy Class B shares. All other classes do not have a sales charge.

(d)	The expense ratios include the effect of expense reduction changes.

(e)	The 2012 portfolio turnover rate reflects the period from May 12, 2012 to December 31, 2012 and excludes in-kind contribution of portfolio securities received on May 12, 2012. Prior to May 12, 2012, the S&P 500 Index Fund invested all of its assets in its corresponding Master Portfolio. The portfolio turnover rate of the Master Portfolio for the period January 1, 2012 through May 11, 2012 was 5%.

(f)	Effective May 23, 2016, Legacy Class A shares were renamed Premier shares.

200	See accompanying notes to financial statements.

Net asset value, end of period	Total return (c)	Ratios/supplemental data
		Net assets, end of period (millions)	Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions		Portfolio turnover rate (e)
			Expenses (b) (d)	Net investment income (loss) (b)	Expenses (b)	Net investment income (loss) (b)

$16.71	11.21%	$505.1	0.68%	1.49%	0.68%	1.49%	3%
15.37	0.64	491.5	0.73	1.31	0.73	1.31	3
15.52	12.84	382.7	0.74	1.25	0.74	1.25	2
13.91	31.46	273.3	0.75	1.30	0.75	1.30	3
10.72	15.02	154.6	0.76	1.54	0.76	1.54	2

16.84	10.42	9.3	1.38	0.79	1.38	0.79	3
15.48	(0.06)	10.6	1.43	0.60	1.43	0.60	3
15.60	12.04	12.6	1.44	0.54	1.44	0.54	2
13.98	30.41	13.0	1.44	0.59	1.44	0.59	3
10.76	14.37	18.5	1.47	0.83	1.47	0.83	2

16.80	11.25	569.8	0.61	1.55	0.61	1.55	3
15.46	0.64	439.8	0.73	1.31	0.73	1.31	3
15.60	12.79	446.6	0.74	1.25	0.74	1.25	2
13.98	31.42	406.0	0.75	1.30	0.75	1.30	3
10.76	15.13	315.1	0.77	1.53	0.77	1.53	2

16.99	10.73	17.6	1.08	1.09	1.08	1.09	3
15.61	0.22	22.1	1.13	0.90	1.13	0.90	3
15.73	12.35	29.9	1.14	0.85	1.14	0.85	2
14.08	30.97	37.0	1.14	0.91	1.14	0.91	3
10.82	14.63	40.2	1.17	1.10	1.17	1.10	2

16.86	11.45	198.2	0.43	1.73	0.43	1.73	3
15.51	0.90	166.3	0.48	1.56	0.48	1.56	3
15.65	13.10	148.6	0.49	1.50	0.49	1.50	2
14.02	31.73	117.4	0.50	1.55	0.50	1.55	3
10.79	15.37	82.5	0.52	1.78	0.52	1.78	2

16.77	10.78	9.5	1.00	1.16	1.00	1.16	3
15.44	0.31	7.9	1.05	0.99	1.05	0.99	3
15.59	12.45	6.9	1.06	0.93	1.06	0.93	2
13.97	31.01	8.1	1.07	0.99	1.07	0.99	3
10.75	14.77	6.5	1.09	1.20	1.09	1.20	2

16.69	11.09	24.8	0.80	1.37	0.80	1.37	3
15.35	0.51	23.0	0.85	1.19	0.85	1.19	3
15.50	12.69	20.2	0.86	1.13	0.86	1.13	2
13.89	31.22	19.4	0.86	1.19	0.86	1.19	3
10.70	14.98	15.7	0.89	1.42	0.89	1.42	2

16.82	11.36	3.4	0.49	1.66	0.49	1.66	3
15.48	0.83	2.3	0.55	1.49	0.55	1.49	3
15.62	12.95	2.1	0.56	1.42	0.56	1.42	2
14.00	31.61	3.5	0.57	1.49	0.57	1.49	3
10.78	15.32	2.5	0.59	1.72	0.59	1.72	2

See accompanying notes to financial statements.	201

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

(For a share outstanding throughout each period)

	Net asset value, beginning of period	Income from investment operations			Less distributions
		Net investment income (loss) (a) (b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2016	$14.52	$0.10	$2.87	$2.97	$(0.11)	$(0.56)	$(0.67)
Year ended 12/31/2015	16.23	0.06	(0.90)	(0.84)	(0.07)	(0.80)	(0.87)
Year ended 12/31/2014	16.54	0.05	0.61	0.66	(0.05)	(0.92)	(0.97)
Year ended 12/31/2013	12.65	0.03	4.72	4.75	(0.06)	(0.80)	(0.86)
Year ended 12/31/2012	11.35	0.13	1.59	1.72	(0.11)	(0.31)	(0.42)
Class B Shares
Year ended 12/31/2016	14.16	0.02	2.77	2.79	(0.02)	(0.56)	(0.58)
Year ended 12/31/2015	15.88	(0.04)	(0.88)	(0.92)	—	(0.80)	(0.80)
Year ended 12/31/2014	16.25	(0.04)	0.59	0.55	—	(0.92)	(0.92)
Year ended 12/31/2013	12.46	(0.05)	4.64	4.59	—	(0.80)	(0.80)
Year ended 12/31/2012	11.18	0.04	1.57	1.61	(0.02)	(0.31)	(0.33)
Premier Shares (e)
Year ended 12/31/2016	14.38	0.11	2.84	2.95	(0.11)	(0.56)	(0.67)
Year ended 12/31/2015	16.08	0.06	(0.90)	(0.84)	(0.06)	(0.80)	(0.86)
Year ended 12/31/2014	16.39	0.05	0.61	0.66	(0.05)	(0.92)	(0.97)
Year ended 12/31/2013	12.53	0.03	4.68	4.71	(0.05)	(0.80)	(0.85)
Year ended 12/31/2012	11.24	0.13	1.57	1.70	(0.10)	(0.31)	(0.41)
Legacy Class B Shares
Year ended 12/31/2016	14.05	0.04	2.76	2.80	(0.04)	(0.56)	(0.60)
Year ended 12/31/2015	15.73	—	(0.88)	(0.88)	—	(0.80)	(0.80)
Year ended 12/31/2014	16.08	(0.01)	0.58	0.57	—	(0.92)	(0.92)
Year ended 12/31/2013	12.31	(0.03)	4.60	4.57	—	(0.80)	(0.80)
Year ended 12/31/2012	11.05	0.07	1.55	1.62	(0.05)	(0.31)	(0.36)
Institutional Shares
Year ended 12/31/2016	14.62	0.14	2.89	3.03	(0.14)	(0.56)	(0.70)
Year ended 12/31/2015	16.34	0.10	(0.92)	(0.82)	(0.10)	(0.80)	(0.90)
Year ended 12/31/2014	16.64	0.09	0.62	0.71	(0.09)	(0.92)	(1.01)
Year ended 12/31/2013	12.71	0.07	4.75	4.82	(0.09)	(0.80)	(0.89)
Year ended 12/31/2012	11.39	0.16	1.60	1.76	(0.13)	(0.31)	(0.44)
Class R-1 Shares
Year ended 12/31/2016	14.49	0.06	2.84	2.90	(0.06)	(0.56)	(0.62)
Year ended 12/31/2015	16.19	0.01	(0.90)	(0.89)	(0.01)	(0.80)	(0.81)
Year ended 12/31/2014	16.51	—	0.60	0.60	—	(0.92)	(0.92)
Year ended 12/31/2013	12.63	(0.01)	4.70	4.69	(0.01)	(0.80)	(0.81)
Year ended 12/31/2012	11.32	0.09	1.59	1.68	(0.06)	(0.31)	(0.37)
Class R-2 Shares
Year ended 12/31/2016	14.52	0.09	2.85	2.94	(0.08)	(0.56)	(0.64)
Year ended 12/31/2015	16.22	0.04	(0.89)	(0.85)	(0.05)	(0.80)	(0.85)
Year ended 12/31/2014	16.53	0.03	0.61	0.64	(0.03)	(0.92)	(0.95)
Year ended 12/31/2013	12.64	0.01	4.72	4.73	(0.04)	(0.80)	(0.84)
Year ended 12/31/2012	11.34	0.11	1.59	1.70	(0.09)	(0.31)	(0.40)
Class R-3 Shares
Year ended 12/31/2016	14.63	0.13	2.89	3.02	(0.13)	(0.56)	(0.69)
Year ended 12/31/2015	16.34	0.09	(0.91)	(0.82)	(0.09)	(0.80)	(0.89)
Year ended 12/31/2014	16.64	0.08	0.62	0.70	(0.08)	(0.92)	(1.00)
Year ended 12/31/2013	12.71	0.06	4.75	4.81	(0.08)	(0.80)	(0.88)
Year ended 12/31/2012	11.40	0.15	1.60	1.75	(0.13)	(0.31)	(0.44)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Net investment income represents less than $0.01 per share for Legacy Class B shares in 2015 and Class R-1 shares in 2014.

(c)	Total return does not reflect the effect of sales charge for Class A, Class B, Premier and Legacy Class B shares. All other classes do not have a sales charge.

(d)	The expense ratios include the effect of expense reduction changes.

(e)	Effective May 23, 2016, Legacy Class A shares were renamed Premier shares.

202	See accompanying notes to financial statements.

Net asset value, end of period	Total return (c)	Ratios/supplemental data
		Net assets, end of period (millions)	Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions		Portfolio turnover rate
			Expenses (d)	Net investment income (loss)	Expenses	Net investment income (loss)

$16.82	20.36%	$170.9	0.78%	0.68%	0.80%	0.66%	19%
14.52	(5.31)	112.7	0.93	0.38	0.93	0.38	15
16.23	3.99	105.3	0.93	0.31	0.94	0.30	16
16.54	37.57	87.0	0.94	0.23	0.96	0.21	14
12.65	15.22	51.5	0.95	1.05	0.98	1.02	14

16.37	19.65	13.3	1.34	0.15	1.36	0.13	19
14.16	(5.89)	12.0	1.59	(0.27)	1.59	(0.27)	15
15.88	3.36	14.0	1.50	(0.25)	1.50	(0.25)	16
16.25	36.84	14.4	1.49	(0.33)	1.51	(0.35)	14
12.46	14.48	10.7	1.65	0.33	1.68	0.30	14

16.66	20.44	180.0	0.74	0.77	0.75	0.76	19
14.38	(5.33)	181.9	0.93	0.39	0.93	0.39	15
16.08	3.99	199.7	0.93	0.31	0.94	0.30	16
16.39	37.63	200.6	0.94	0.21	0.96	0.19	14
12.53	15.26	150.6	0.95	1.02	0.98	0.99	14

16.25	19.88	24.8	1.19	0.30	1.21	0.28	19
14.05	(5.70)	23.4	1.33	—	1.33	—	15
15.73	3.52	28.6	1.33	(0.08)	1.34	(0.09)	16
16.08	37.14	32.9	1.34	(0.19)	1.36	(0.21)	14
12.31	14.72	29.3	1.35	0.58	1.38	0.55	14

16.95	20.65	92.2	0.54	0.95	0.56	0.93	19
14.62	(5.12)	79.6	0.68	0.63	0.68	0.63	15
16.34	4.24	82.4	0.68	0.56	0.69	0.55	16
16.64	37.96	78.7	0.69	0.47	0.71	0.45	14
12.71	15.60	54.1	0.70	1.27	0.73	1.24	14

16.77	19.93	4.2	1.11	0.37	1.13	0.35	19
14.49	(5.59)	3.3	1.25	0.08	1.25	0.08	15
16.19	3.61	3.7	1.25	(0.01)	1.26	(0.02)	16
16.51	37.25	4.2	1.26	(0.10)	1.28	(0.12)	14
12.63	14.88	3.2	1.27	0.71	1.30	0.68	14

16.82	20.19	9.9	0.91	0.57	0.93	0.55	19
14.52	(5.42)	9.0	1.05	0.27	1.05	0.27	15
16.22	3.89	9.0	1.05	0.18	1.06	0.17	16
16.53	37.44	8.9	1.06	0.10	1.08	0.08	14
12.64	15.09	6.8	1.07	0.93	1.10	0.90	14

16.96	20.56	2.5	0.61	0.88	0.63	0.86	19
14.63	(5.12)	2.3	0.75	0.57	0.75	0.57	15
16.34	4.15	2.4	0.75	0.49	0.76	0.48	16
16.64	37.86	2.5	0.76	0.40	0.78	0.38	14
12.71	15.44	1.9	0.77	1.24	0.80	1.21	14

See accompanying notes to financial statements.	203

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

(For a share outstanding throughout each period)

	Net asset value, beginning of period	Income from investment operations			Less distributions
		Net investment income (loss) (a)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2016	$11.03	$0.25	$(0.23)	$0.02	$(0.26)	$—	$(0.26)
Year ended 12/31/2015	11.40	0.20	(0.38)	(0.18)	(0.19)	—	(0.19)
Year ended 12/31/2014	12.49	0.30	(1.10)	(0.80)	(0.29)	—	(0.29)
Year ended 12/31/2013	10.55	0.21	1.95	2.16	(0.22)	—	(0.22)
Year ended 12/31/2012	9.19	0.22	1.38	1.60	(0.24)	—	(0.24)
Class B Shares
Year ended 12/31/2016	11.06	0.17	(0.23)	(0.06)	(0.19)	—	(0.19)
Year ended 12/31/2015	11.42	0.13	(0.39)	(0.26)	(0.10)	—	(0.10)
Year ended 12/31/2014	12.50	0.24	(1.10)	(0.86)	(0.22)	—	(0.22)
Year ended 12/31/2013	10.57	0.15	1.93	2.08	(0.15)	—	(0.15)
Year ended 12/31/2012	9.20	0.15	1.39	1.54	(0.17)	—	(0.17)
Premier Shares (d)
Year ended 12/31/2016	11.02	0.24	(0.21)	0.03	(0.28)	—	(0.28)
Year ended 12/31/2015	11.39	0.21	(0.39)	(0.18)	(0.19)	—	(0.19)
Year ended 12/31/2014	12.47	0.31	(1.10)	(0.79)	(0.29)	—	(0.29)
Year ended 12/31/2013	10.53	0.21	1.94	2.15	(0.21)	—	(0.21)
Year ended 12/31/2012	9.17	0.22	1.38	1.60	(0.24)	—	(0.24)
Legacy Class B Shares
Year ended 12/31/2016	11.09	0.20	(0.23)	(0.03)	(0.22)	—	(0.22)
Year ended 12/31/2015	11.45	0.16	(0.38)	(0.22)	(0.14)	—	(0.14)
Year ended 12/31/2014	12.53	0.27	(1.12)	(0.85)	(0.23)	—	(0.23)
Year ended 12/31/2013	10.58	0.17	1.94	2.11	(0.16)	—	(0.16)
Year ended 12/31/2012	9.21	0.18	1.38	1.56	(0.19)	—	(0.19)
Institutional Shares
Year ended 12/31/2016	11.05	0.27	(0.21)	0.06	(0.30)	—	(0.30)
Year ended 12/31/2015	11.42	0.24	(0.39)	(0.15)	(0.22)	—	(0.22)
Year ended 12/31/2014	12.51	0.34	(1.11)	(0.77)	(0.32)	—	(0.32)
Year ended 12/31/2013	10.57	0.24	1.94	2.18	(0.24)	—	(0.24)
Year ended 12/31/2012	9.19	0.25	1.39	1.64	(0.26)	—	(0.26)
Class R-1 Shares
Year ended 12/31/2016	11.05	0.21	(0.22)	(0.01)	(0.23)	—	(0.23)
Year ended 12/31/2015	11.42	0.17	(0.39)	(0.22)	(0.15)	—	(0.15)
Year ended 12/31/2014	12.50	0.28	(1.12)	(0.84)	(0.24)	—	(0.24)
Year ended 12/31/2013	10.56	0.18	1.93	2.11	(0.17)	—	(0.17)
Year ended 12/31/2012	9.19	0.19	1.38	1.57	(0.20)	—	(0.20)
Class R-2 Shares
Year ended 12/31/2016	11.01	0.23	(0.22)	0.01	(0.25)	—	(0.25)
Year ended 12/31/2015	11.38	0.19	(0.38)	(0.19)	(0.18)	—	(0.18)
Year ended 12/31/2014	12.46	0.29	(1.09)	(0.80)	(0.28)	—	(0.28)
Year ended 12/31/2013	10.53	0.19	1.94	2.13	(0.20)	—	(0.20)
Year ended 12/31/2012	9.17	0.21	1.38	1.59	(0.23)	—	(0.23)
Class R-3 Shares
Year ended 12/31/2016	11.06	0.26	(0.21)	0.05	(0.29)	—	(0.29)
Year ended 12/31/2015	11.44	0.23	(0.40)	(0.17)	(0.21)	—	(0.21)
Year ended 12/31/2014	12.52	0.34	(1.11)	(0.77)	(0.31)	—	(0.31)
Year ended 12/31/2013	10.58	0.23	1.94	2.17	(0.23)	—	(0.23)
Year ended 12/31/2012	9.20	0.24	1.40	1.64	(0.26)	—	(0.26)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Total return does not reflect the effect of sales charge for Class A, Class B, Premier and Legacy Class B shares. All other classes do not have a sales charge.

(c)	The expense ratios include the effect of expense reduction changes.

(d)	Effective May 23, 2016, Legacy Class A shares were renamed Premier shares.

204	See accompanying notes to financial statements.

Net asset value, end of period	Total return (b)	Ratios/supplemental data
		Net assets, end of period (millions)	Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions		Portfolio turnover rate
			Expenses (c)	Net investment income (loss)	Expenses	Net investment income (loss)

$10.79	0.23%	$75.0	0.96%	2.35%	0.98%	2.33%	6%
11.03	(1.67)	89.9	1.18	1.73	1.20	1.71	2
11.40	(6.33)	77.1	1.18	2.44	1.21	2.41	2
12.49	20.44	68.7	1.19	1.81	1.23	1.77	1
10.55	17.41	47.8	1.20	2.23	1.26	2.17	4

10.81	(0.52)	9.6	1.65	1.56	1.68	1.53	6
11.06	(2.28)	10.2	1.88	1.07	1.90	1.05	2
11.42	(6.93)	11.1	1.75	1.95	1.77	1.93	2
12.50	19.71	12.3	1.71	1.33	1.75	1.29	1
10.57	16.74	10.3	1.90	1.55	1.96	1.49	4

10.77	0.28	99.8	0.88	2.24	0.90	2.22	6
11.02	(1.63)	87.5	1.18	1.76	1.20	1.74	2
11.39	(6.39)	90.4	1.18	2.51	1.21	2.48	2
12.47	20.43	98.4	1.19	1.84	1.23	1.80	1
10.53	17.43	83.4	1.20	2.25	1.26	2.19	4

10.84	(0.22)	12.2	1.36	1.86	1.38	1.84	6
11.09	(2.06)	13.1	1.58	1.37	1.60	1.35	2
11.45	(6.71)	14.4	1.58	2.16	1.61	2.13	2
12.53	19.92	17.9	1.59	1.47	1.63	1.43	1
10.58	16.96	17.9	1.60	1.88	1.66	1.82	4

10.81	0.52	42.2	0.70	2.52	0.73	2.49	6
11.05	(1.45)	44.5	0.93	2.00	0.95	1.98	2
11.42	(6.11)	42.8	0.93	2.76	0.96	2.73	2
12.51	20.63	44.4	0.94	2.09	0.98	2.05	1
10.57	17.88	35.0	0.95	2.50	1.01	2.44	4

10.81	(0.04)	2.9	1.27	1.93	1.29	1.91	6
11.05	(2.05)	3.0	1.50	1.44	1.52	1.42	2
11.42	(6.65)	3.1	1.50	2.28	1.53	2.25	2
12.50	19.97	3.7	1.51	1.54	1.55	1.50	1
10.56	17.13	3.4	1.52	1.98	1.58	1.92	4

10.77	0.10	7.7	1.08	2.18	1.10	2.16	6
11.01	(1.72)	8.8	1.30	1.58	1.32	1.56	2
11.38	(6.49)	7.5	1.30	2.31	1.33	2.28	2
12.46	20.23	7.4	1.31	1.69	1.35	1.65	1
10.53	17.30	6.8	1.32	2.10	1.38	2.04	4

10.82	0.46	2.0	0.77	2.42	0.79	2.40	6
11.06	(1.53)	2.1	1.00	1.94	1.02	1.92	2
11.44	(6.18)	2.1	1.00	2.69	1.03	2.66	2
12.52	20.53	2.3	1.01	2.00	1.05	1.96	1
10.58	17.81	1.9	1.02	2.42	1.08	2.36	4

See accompanying notes to financial statements.	205

STATE FARM MUTUAL FUND TRUST EQUITY AND BOND FUND

(For a share outstanding throughout each period)

	Net asset value, beginning of period	Income from investment operations			Less distributions
		Net investment income (loss) (a)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2016	$10.92	$0.13	$0.52	$0.65	$(0.13)	$(0.37)	$(0.50)
Year ended 12/31/2015	11.04	0.15	(0.05)	0.10	(0.14)	(0.08)	(0.22)
Year ended 12/31/2014	10.07	0.14	0.99	1.13	(0.14)	(0.02)	(0.16)
Year ended 12/31/2013	8.67	0.12	1.40	1.52	(0.12)	—	(0.12)
Year ended 12/31/2012	7.94	0.14	0.73	0.87	(0.14)	—	(0.14)
Class B Shares
Year ended 12/31/2016	10.94	0.05	0.51	0.56	(0.05)	(0.37)	(0.42)
Year ended 12/31/2015	11.05	0.06	(0.03)	0.03	(0.06)	(0.08)	(0.14)
Year ended 12/31/2014	10.08	0.07	0.99	1.06	(0.07)	(0.02)	(0.09)
Year ended 12/31/2013	8.69	0.07	1.38	1.45	(0.06)	—	(0.06)
Year ended 12/31/2012	7.95	0.08	0.74	0.82	(0.08)	—	(0.08)
Premier Shares (e)
Year ended 12/31/2016	11.04	0.15	0.51	0.66	(0.14)	(0.37)	(0.51)
Year ended 12/31/2015	11.14	0.14	(0.02)	0.12	(0.14)	(0.08)	(0.22)
Year ended 12/31/2014	10.16	0.14	1.00	1.14	(0.14)	(0.02)	(0.16)
Year ended 12/31/2013	8.75	0.12	1.40	1.52	(0.11)	—	(0.11)
Year ended 12/31/2012	8.01	0.14	0.74	0.88	(0.14)	—	(0.14)
Legacy Class B Shares
Year ended 12/31/2016	11.06	0.09	0.53	0.62	(0.09)	(0.37)	(0.46)
Year ended 12/31/2015	11.17	0.10	(0.04)	0.06	(0.09)	(0.08)	(0.17)
Year ended 12/31/2014	10.19	0.09	1.00	1.09	(0.09)	(0.02)	(0.11)
Year ended 12/31/2013	8.77	0.08	1.41	1.49	(0.07)	—	(0.07)
Year ended 12/31/2012	8.03	0.10	0.74	0.84	(0.10)	—	(0.10)
Institutional Shares
Year ended 12/31/2016	10.94	0.16	0.52	0.68	(0.16)	(0.37)	(0.53)
Year ended 12/31/2015	11.05	0.17	(0.03)	0.14	(0.17)	(0.08)	(0.25)
Year ended 12/31/2014	10.08	0.16	0.99	1.15	(0.16)	(0.02)	(0.18)
Year ended 12/31/2013	8.68	0.14	1.40	1.54	(0.14)	—	(0.14)
Year ended 12/31/2012	7.95	0.16	0.73	0.89	(0.16)	—	(0.16)
Class R-1 Shares
Year ended 12/31/2016	10.79	0.10	0.50	0.60	(0.10)	(0.37)	(0.47)
Year ended 12/31/2015	10.90	0.11	(0.03)	0.08	(0.11)	(0.08)	(0.19)
Year ended 12/31/2014	9.95	0.10	0.97	1.07	(0.10)	(0.02)	(0.12)
Year ended 12/31/2013	8.57	0.08	1.38	1.46	(0.08)	—	(0.08)
Year ended 12/31/2012	7.84	0.11	0.73	0.84	(0.11)	—	(0.11)
Class R-2 Shares
Year ended 12/31/2016	10.80	0.12	0.51	0.63	(0.12)	(0.37)	(0.49)
Year ended 12/31/2015	10.92	0.13	(0.04)	0.09	(0.13)	(0.08)	(0.21)
Year ended 12/31/2014	9.96	0.13	0.98	1.11	(0.13)	(0.02)	(0.15)
Year ended 12/31/2013	8.58	0.11	1.37	1.48	(0.10)	—	(0.10)
Year ended 12/31/2012	7.86	0.13	0.72	0.85	(0.13)	—	(0.13)
Class R-3 Shares
Year ended 12/31/2016	10.82	0.15	0.51	0.66	(0.15)	(0.37)	(0.52)
Year ended 12/31/2015	10.94	0.16	(0.04)	0.12	(0.16)	(0.08)	(0.24)
Year ended 12/31/2014	9.98	0.15	0.98	1.13	(0.15)	(0.02)	(0.17)
Year ended 12/31/2013	8.59	0.13	1.39	1.52	(0.13)	—	(0.13)
Year ended 12/31/2012	7.87	0.15	0.72	0.87	(0.15)	—	(0.15)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Total return does not reflect the effect of sales charge for Class A, Class B, Premier and Legacy Class B shares. All other classes do not have a sales charge.

(c)	Expense ratios relate to the Equity and Bond Fund only and do not reflect acquired fund fees and expenses.

(d)	The expense ratios include the effect of expense reduction changes.

(e)	Effective May 23, 2016, Legacy Class A shares were renamed Premier shares.

206	See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
Net asset value, end of period	Total return (b)	Net assets, end of period (millions)	Expenses (c) (d)	Net investment income (loss)	Expenses (c)	Net investment income (loss)	Portfolio turnover rate

$11.07	5.99%	$131.7	0.25%	1.16%	0.31%	1.10%	2%
10.92	0.90	147.9	0.25	1.34	0.31	1.28	1
11.04	11.20	113.8	0.25	1.35	0.33	1.27	1
10.07	17.53	82.6	0.25	1.30	0.34	1.21	0
8.67	10.98	52.2	0.25	1.69	0.35	1.59	1

11.08	5.17	13.8	0.95	0.49	1.01	0.43	2
10.94	0.27	14.1	0.95	0.58	1.02	0.51	1
11.05	10.53	14.4	0.87	0.67	0.96	0.58	1
10.08	16.74	12.8	0.79	0.70	0.88	0.61	0
8.69	10.32	10.4	0.95	0.93	1.05	0.83	1

11.19	5.97	153.5	0.18	1.32	0.31	1.19	2
11.04	1.04	108.6	0.25	1.28	0.32	1.21	1
11.14	11.19	111.2	0.25	1.29	0.33	1.21	1
10.16	17.46	101.9	0.25	1.22	0.34	1.13	0
8.75	11.00	88.3	0.25	1.62	0.35	1.52	1

11.22	5.60	21.6	0.65	0.78	0.71	0.72	2
11.06	0.54	22.7	0.65	0.87	0.72	0.80	1
11.17	10.71	24.8	0.65	0.87	0.73	0.79	1
10.19	17.06	24.8	0.65	0.80	0.74	0.71	0
8.77	10.51	24.0	0.65	1.18	0.75	1.08	1

11.09	6.26	36.2	0.00	1.46	0.06	1.40	2
10.94	1.22	33.3	0.00	1.56	0.07	1.49	1
11.05	11.44	29.3	0.00	1.54	0.08	1.46	1
10.08	17.78	24.5	0.00	1.49	0.09	1.40	0
8.68	11.23	19.7	0.00	1.90	0.10	1.80	1

10.92	5.59	3.6	0.57	0.89	0.63	0.83	2
10.79	0.68	3.2	0.57	0.99	0.64	0.92	1
10.90	10.79	2.9	0.57	0.97	0.65	0.89	1
9.95	17.07	2.5	0.57	0.86	0.66	0.77	0
8.57	10.78	2.6	0.57	1.32	0.67	1.22	1

10.94	5.86	7.4	0.37	1.05	0.43	0.99	2
10.80	0.78	7.3	0.37	1.17	0.44	1.10	1
10.92	11.11	6.9	0.37	1.21	0.45	1.13	1
9.96	17.33	5.3	0.37	1.13	0.46	1.04	0
8.58	10.82	4.5	0.37	1.48	0.47	1.38	1

10.96	6.17	1.8	0.07	1.39	0.13	1.33	2
10.82	1.07	1.6	0.07	1.47	0.14	1.40	1
10.94	11.39	1.6	0.07	1.47	0.15	1.39	1
9.98	17.76	1.5	0.07	1.40	0.16	1.31	0
8.59	11.14	1.3	0.07	1.80	0.17	1.70	1

See accompanying notes to financial statements.	207

STATE FARM MUTUAL FUND TRUST BOND FUND

(For a share outstanding throughout each period)

	Net asset value, beginning of period	Income from investment operations			Less distributions
		Net investment income (loss)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain (a)	Total distributions
Class A Shares
Year ended 12/31/2016	$11.13	$0.26	$0.06	$0.32	$(0.26)	$(0.01)	$(0.27)
Year ended 12/31/2015	11.32	0.28	(0.18)	0.10	(0.28)	(0.01)	(0.29)
Year ended 12/31/2014	10.99	0.28	0.33	0.61	(0.28)	—	(0.28)
Year ended 12/31/2013	11.78	0.29	(0.71)	(0.42)	(0.29)	(0.08)	(0.37)
Year ended 12/31/2012	11.65	0.31	0.13	0.44	(0.31)	—	(0.31)
Class B Shares
Year ended 12/31/2016	11.12	0.21	0.06	0.27	(0.21)	(0.01)	(0.22)
Year ended 12/31/2015	11.31	0.23	(0.18)	0.05	(0.23)	(0.01)	(0.24)
Year ended 12/31/2014	10.98	0.24	0.33	0.57	(0.24)	—	(0.24)
Year ended 12/31/2013	11.78	0.24	(0.72)	(0.48)	(0.24)	(0.08)	(0.32)
Year ended 12/31/2012	11.65	0.26	0.13	0.39	(0.26)	—	(0.26)
Premier Shares (d)
Year ended 12/31/2016	11.14	0.27	0.06	0.33	(0.27)	(0.01)	(0.28)
Year ended 12/31/2015	11.32	0.28	(0.17)	0.11	(0.28)	(0.01)	(0.29)
Year ended 12/31/2014	11.00	0.28	0.32	0.60	(0.28)	—	(0.28)
Year ended 12/31/2013	11.79	0.29	(0.71)	(0.42)	(0.29)	(0.08)	(0.37)
Year ended 12/31/2012	11.66	0.31	0.13	0.44	(0.31)	—	(0.31)
Legacy Class B Shares
Year ended 12/31/2016	11.15	0.21	0.05	0.26	(0.21)	(0.01)	(0.22)
Year ended 12/31/2015	11.33	0.23	(0.17)	0.06	(0.23)	(0.01)	(0.24)
Year ended 12/31/2014	11.00	0.24	0.33	0.57	(0.24)	—	(0.24)
Year ended 12/31/2013	11.80	0.24	(0.72)	(0.48)	(0.24)	(0.08)	(0.32)
Year ended 12/31/2012	11.67	0.26	0.13	0.39	(0.26)	—	(0.26)
Institutional Shares
Year ended 12/31/2016	11.13	0.29	0.05	0.34	(0.29)	(0.01)	(0.30)
Year ended 12/31/2015	11.31	0.30	(0.17)	0.13	(0.30)	(0.01)	(0.31)
Year ended 12/31/2014	10.98	0.31	0.33	0.64	(0.31)	—	(0.31)
Year ended 12/31/2013	11.78	0.32	(0.72)	(0.40)	(0.32)	(0.08)	(0.40)
Year ended 12/31/2012	11.65	0.33	0.13	0.46	(0.33)	—	(0.33)
Class R-1 Shares
Year ended 12/31/2016	11.13	0.22	0.06	0.28	(0.22)	(0.01)	(0.23)
Year ended 12/31/2015	11.32	0.24	(0.18)	0.06	(0.24)	(0.01)	(0.25)
Year ended 12/31/2014	10.99	0.25	0.33	0.58	(0.25)	—	(0.25)
Year ended 12/31/2013	11.78	0.25	(0.71)	(0.46)	(0.25)	(0.08)	(0.33)
Year ended 12/31/2012	11.65	0.27	0.13	0.40	(0.27)	—	(0.27)
Class R-2 Shares
Year ended 12/31/2016	11.12	0.25	0.06	0.31	(0.25)	(0.01)	(0.26)
Year ended 12/31/2015	11.30	0.26	(0.17)	0.09	(0.26)	(0.01)	(0.27)
Year ended 12/31/2014	10.98	0.27	0.32	0.59	(0.27)	—	(0.27)
Year ended 12/31/2013	11.77	0.27	(0.71)	(0.44)	(0.27)	(0.08)	(0.35)
Year ended 12/31/2012	11.64	0.29	0.13	0.42	(0.29)	—	(0.29)
Class R-3 Shares
Year ended 12/31/2016	11.14	0.28	0.05	0.33	(0.28)	(0.01)	(0.29)
Year ended 12/31/2015	11.32	0.30	(0.17)	0.13	(0.30)	(0.01)	(0.31)
Year ended 12/31/2014	10.99	0.30	0.33	0.63	(0.30)	—	(0.30)
Year ended 12/31/2013	11.79	0.31	(0.72)	(0.41)	(0.31)	(0.08)	(0.39)
Year ended 12/31/2012	11.66	0.33	0.13	0.46	(0.33)	—	(0.33)

(a)	Net realized gain distributions represent less than $0.01 per share for all classes in 2014.

(b)	Total return does not reflect the effect of sales charge for Class A, Class B, Premier and Legacy Class B shares. All other classes do not have a sales charge.

(c)	The expense ratios include the effect of expense reduction changes.

(d)	Effective May 23, 2016, Legacy Class A shares were renamed Premier shares.

208	See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
Net asset value, end of period	Total return (b)	Net assets, end of period (millions)	Expenses (c)	Net investment income (loss)	Expenses	Net investment income (loss)	Portfolio turnover rate

$11.18	2.81%	$205.5	0.65%	2.28%	0.65%	2.28%	5%
11.13	0.81	406.0	0.65	2.43	0.65	2.43	9
11.32	5.64	356.5	0.66	2.51	0.66	2.51	10
10.99	(3.61)	333.0	0.66	2.52	0.66	2.52	21
11.78	3.77	368.6	0.66	2.57	0.66	2.57	8

11.17	2.40	10.1	1.05	1.87	1.05	1.87	5
11.12	0.41	10.8	1.05	2.03	1.05	2.03	9
11.31	5.22	11.8	1.06	2.11	1.06	2.11	10
10.98	(4.08)	11.9	1.06	2.13	1.06	2.13	21
11.78	3.36	12.4	1.06	2.20	1.06	2.20	8

11.19	2.87	364.6	0.57	2.33	0.57	2.33	5
11.14	0.90	124.1	0.65	2.44	0.65	2.44	9
11.32	5.54	128.8	0.66	2.51	0.66	2.51	10
11.00	(3.60)	131.1	0.66	2.52	0.66	2.52	21
11.79	3.77	153.3	0.66	2.60	0.66	2.60	8

11.19	2.31	2.4	1.05	1.87	1.05	1.87	5
11.15	0.50	3.4	1.05	2.04	1.05	2.04	9
11.33	5.22	4.9	1.06	2.12	1.06	2.12	10
11.00	(4.07)	7.4	1.06	2.10	1.06	2.10	21
11.80	3.36	22.8	1.06	2.21	1.06	2.21	8

11.17	2.97	263.8	0.40	2.52	0.40	2.52	5
11.13	1.15	239.3	0.40	2.68	0.40	2.68	9
11.31	5.91	212.9	0.41	2.76	0.41	2.76	10
10.98	(3.45)	185.7	0.41	2.78	0.41	2.78	21
11.78	4.03	175.9	0.41	2.84	0.41	2.84	8

11.18	2.48	3.8	0.97	1.95	0.97	1.95	5
11.13	0.49	3.4	0.97	2.12	0.97	2.12	9
11.32	5.30	3.5	0.98	2.19	0.98	2.19	10
10.99	(3.91)	3.7	0.98	2.20	0.98	2.20	21
11.78	3.44	4.4	0.98	2.28	0.98	2.28	8

11.17	2.69	9.6	0.77	2.15	0.77	2.15	5
11.12	0.78	9.7	0.77	2.32	0.77	2.32	9
11.30	5.42	8.0	0.78	2.39	0.78	2.39	10
10.98	(3.73)	8.1	0.78	2.41	0.78	2.41	21
11.77	3.65	8.6	0.78	2.47	0.78	2.47	8

11.18	2.90	1.7	0.47	2.44	0.47	2.44	5
11.14	1.08	1.9	0.47	2.62	0.47	2.62	9
11.32	5.83	1.9	0.48	2.69	0.48	2.69	10
10.99	(3.51)	1.8	0.48	2.70	0.48	2.70	21
11.79	3.96	2.2	0.48	2.78	0.48	2.78	8

See accompanying notes to financial statements.	209

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

(For a share outstanding throughout each period)

	Net asset value, beginning of period	Income from investment operations			Less distributions
		Net investment income (loss)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations (a)	Net investment income	Net realized gain (b)	Total distributions
Class A Shares
Year ended 12/31/2016	$11.92	$0.28	$(0.23)	$0.05	$(0.28)	$—	$(0.28)
Year ended 12/31/2015	11.88	0.29	0.04	0.33	(0.29)	—	(0.29)
Year ended 12/31/2014	11.23	0.32	0.65	0.97	(0.32)	—	(0.32)
Year ended 12/31/2013	11.95	0.31	(0.72)	(0.41)	(0.31)	—	(0.31)
Year ended 12/31/2012	11.68	0.30	0.27	0.57	(0.30)	—	(0.30)
Class B Shares
Year ended 12/31/2016	11.91	0.22	(0.22)	—	(0.22)	—	(0.22)
Year ended 12/31/2015	11.87	0.24	0.04	0.28	(0.24)	—	(0.24)
Year ended 12/31/2014	11.22	0.28	0.65	0.93	(0.28)	—	(0.28)
Year ended 12/31/2013	11.95	0.26	(0.73)	(0.47)	(0.26)	—	(0.26)
Year ended 12/31/2012	11.68	0.26	0.27	0.53	(0.26)	—	(0.26)
Premier Shares (f)
Year ended 12/31/2016	11.90	0.28	(0.22)	0.06	(0.28)	—	(0.28)
Year ended 12/31/2015	11.86	0.29	0.04	0.33	(0.29)	—	(0.29)
Year ended 12/31/2014	11.21	0.32	0.65	0.97	(0.32)	—	(0.32)
Year ended 12/31/2013	11.93	0.31	(0.72)	(0.41)	(0.31)	—	(0.31)
Year ended 12/31/2012	11.66	0.30	0.27	0.57	(0.30)	—	(0.30)
Legacy Class B Shares
Year ended 12/31/2016	11.90	0.22	(0.21)	0.01	(0.22)	—	(0.22)
Year ended 12/31/2015	11.86	0.24	0.04	0.28	(0.24)	—	(0.24)
Year ended 12/31/2014	11.21	0.28	0.65	0.93	(0.28)	—	(0.28)
Year ended 12/31/2013	11.93	0.26	(0.72)	(0.46)	(0.26)	—	(0.26)
Year ended 12/31/2012	11.66	0.26	0.27	0.53	(0.26)	—	(0.26)

(a)	Total from investment operations represents less than $0.01 per share for Class B shares in 2016.

(b)	Net realized gain distributions represent less than $0.01 per share for all classes in 2012.

(c)	Total return represents less than 0.005% per share for Class B shares in 2016.

(d)	Total return does not reflect the effect of sales charges.

(e)	The expense ratios include the effect of expense reduction changes.

(f)	Effective May 23, 2016, Legacy Class A shares were renamed Premier shares.

210	See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
Net asset value, end of period	Total return (c) (d)	Net assets, end of period (millions)	Expenses (e)	Net investment income (loss)	Expenses	Net investment income (loss)	Portfolio turnover rate

$11.69	0.36%	$106.0	0.65%	2.31%	0.65%	2.31%	8%
11.92	2.80	444.5	0.66	2.42	0.66	2.42	4
11.88	8.75	422.2	0.66	2.77	0.66	2.77	6
11.23	(3.45)	388.2	0.67	2.68	0.67	2.68	14
11.95	4.97	453.5	0.66	2.53	0.66	2.53	3

11.69	0.00	2.5	1.05	1.87	1.05	1.87	8
11.91	2.39	6.5	1.06	2.03	1.06	2.03	4
11.87	8.33	6.9	1.06	2.37	1.06	2.37	6
11.22	(3.92)	6.6	1.07	2.29	1.07	2.29	14
11.95	4.55	7.0	1.06	2.16	1.06	2.16	3

11.68	0.48	435.9	0.56	2.35	0.56	2.35	8
11.90	2.80	77.3	0.66	2.43	0.66	2.43	4
11.86	8.76	86.0	0.66	2.77	0.66	2.77	6
11.21	(3.46)	81.3	0.67	2.69	0.67	2.69	14
11.93	4.98	91.6	0.66	2.57	0.66	2.57	3

11.69	0.06	0.1	1.05	1.85	1.05	1.85	8
11.90	2.39	0.6	1.06	2.04	1.06	2.04	4
11.86	8.33	0.8	1.06	2.38	1.06	2.38	6
11.21	(3.85)	1.0	1.05	2.12	1.05	2.12	14
11.93	4.56	16.7	1.06	2.18	1.06	2.18	3

See accompanying notes to financial statements.	211

STATE FARM MUTUAL FUND TRUST MONEY MARKET FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions

	Net asset value, beginning of period	Net investment income (a)	Net gain (loss) on investments (both realized and unrealized) (b)	Total from investment operations	Net investment income (a)	Total distributions
Class A Shares
Year ended 12/31/2016	$1.00	$—	$—	$—	$—	$—
Year ended 12/31/2015	1.00	—	—	—	—	—
Year ended 12/31/2014	1.00	—	—	—	—	—
Year ended 12/31/2013	1.00	—	—	—	—	—
Year ended 12/31/2012	1.00	—	—	—	—	—
Class B Shares
Year ended 12/31/2016	1.00	—	—	—	—	—
Year ended 12/31/2015	1.00	—	—	—	—	—
Year ended 12/31/2014	1.00	—	—	—	—	—
Year ended 12/31/2013	1.00	—	—	—	—	—
Year ended 12/31/2012	1.00	—	—	—	—	—
Premier Shares (h)
Year ended 12/31/2016	1.00	—	—	—	—	—
Year ended 12/31/2015	1.00	—	—	—	—	—
Year ended 12/31/2014	1.00	—	—	—	—	—
Year ended 12/31/2013	1.00	—	—	—	—	—
Year ended 12/31/2012	1.00	—	—	—	—	—
Legacy Class B Shares
Year ended 12/31/2016	1.00	—	—	—	—	—
Year ended 12/31/2015	1.00	—	—	—	—	—
Year ended 12/31/2014	1.00	—	—	—	—	—
Year ended 12/31/2013	1.00	—	—	—	—	—
Year ended 12/31/2012	1.00	—	—	—	—	—
Institutional Shares
Year ended 12/31/2016	1.00	—	—	—	—	—
Year ended 12/31/2015	1.00	—	—	—	—	—
Year ended 12/31/2014	1.00	—	—	—	—	—
Year ended 12/31/2013	1.00	—	—	—	—	—
Year ended 12/31/2012	1.00	—	—	—	—	—
Class R-1 Shares
Year ended 12/31/2016	1.00	—	—	—	—	—
Year ended 12/31/2015	1.00	—	—	—	—	—
Year ended 12/31/2014	1.00	—	—	—	—	—
Year ended 12/31/2013	1.00	—	—	—	—	—
Year ended 12/31/2012	1.00	—	—	—	—	—
Class R-2 Shares
Year ended 12/31/2016	1.00	—	—	—	—	—
Year ended 12/31/2015	1.00	—	—	—	—	—
Year ended 12/31/2014	1.00	—	—	—	—	—
Year ended 12/31/2013	1.00	—	—	—	—	—
Year ended 12/31/2012	1.00	—	—	—	—	—
Class R-3 Shares
Year ended 12/31/2016	1.00	—	—	—	—	—
Year ended 12/31/2015	1.00	—	—	—	—	—
Year ended 12/31/2014	1.00	—	—	—	—	—
Year ended 12/31/2013	1.00	—	—	—	—	—
Year ended 12/31/2012	1.00	—	—	—	—	—

(a)	Net investment income and distributions represent less than $0.01 per share for Premier, Institutional and Class R-3 shares in 2016, and Institutional and Class R-3 shares in 2015, 2014, 2013 and 2012.

(b)	Net gain (loss) on investments represents less than $0.01 per share for all classes in 2013.

(c)	Total return does not reflect the effect of sales charge for Class B and Legacy Class B shares. All other classes do not have a sales charge.

(d)	Total return represents less than 0.005% per share for Premier, Institutional and Class R-3 shares in 2016, and Institutional and Class R-3 shares in 2014, 2013 and 2012.

(e)	The expense ratios include the effect of expense reduction changes.

(f)	The expense ratios include the effect of the voluntary fee waivers by SFIMC and VP Management Corp. described in Note 7 under Expense Reduction Agreements.

(g)	Net investment income represents less than 0.005% per share for Premier, Institutional and Class R-3 shares in 2016, and Institutional and Class R-3 shares in 2014, 2013 and 2012.

(h)	Effective May 23, 2016, Legacy Class A shares were renamed Premier shares.

212	See accompanying notes to financial statements.

Net asset value, end of period	Total return (c) (d)	Ratios/supplemental data
		Net assets, end of period (millions)	Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
			Expenses (e) (f)	Net investment income (g)	Expenses	Net investment income

$1.00	0.00%	$120.7	0.32%	0.00%	0.57%	(0.25)%
1.00	0.00	187.4	0.10	0.00	0.62	(0.52)
1.00	0.00	153.3	0.07	0.00	0.59	(0.52)
1.00	0.00	164.2	0.09	0.00	0.59	(0.50)
1.00	0.00	119.8	0.11	0.00	0.59	(0.48)

1.00	0.00	0.3	0.32	0.00	0.97	(0.65)
1.00	0.00	0.4	0.10	0.00	1.03	(0.93)
1.00	0.00	0.5	0.07	0.00	0.99	(0.92)
1.00	0.00	0.7	0.09	0.00	0.99	(0.90)
1.00	0.00	3.1	0.11	0.00	0.99	(0.88)

1.00	0.00	152.7	0.31	0.00	0.48	(0.17)
1.00	0.00	63.5	0.10	0.00	0.63	(0.53)
1.00	0.00	64.9	0.07	0.00	0.59	(0.52)
1.00	0.00	71.0	0.09	0.00	0.59	(0.50)
1.00	0.00	75.4	0.11	0.00	0.59	(0.48)

1.00	0.00	0.3	0.32	0.00	0.97	(0.65)
1.00	0.00	0.6	0.10	0.00	1.02	(0.92)
1.00	0.00	1.1	0.07	0.00	0.99	(0.92)
1.00	0.00	2.0	0.09	0.00	0.99	(0.90)
1.00	0.00	5.2	0.11	0.00	0.99	(0.88)

1.00	0.00	83.2	0.31	0.00	0.42	(0.11)
1.00	0.01	73.9	0.10	0.01	0.48	(0.37)
1.00	0.00	63.8	0.07	0.00	0.44	(0.37)
1.00	0.00	59.2	0.09	0.00	0.44	(0.35)
1.00	0.00	59.5	0.11	0.00	0.44	(0.33)

1.00	0.00	4.7	0.32	0.00	0.89	(0.57)
1.00	0.00	5.2	0.10	0.00	0.94	(0.84)
1.00	0.00	4.2	0.07	0.00	0.91	(0.84)
1.00	0.00	4.6	0.09	0.00	0.91	(0.82)
1.00	0.00	5.6	0.11	0.00	0.91	(0.80)

1.00	0.00	17.0	0.32	0.00	0.69	(0.37)
1.00	0.00	13.9	0.11	0.00	0.75	(0.64)
1.00	0.00	13.0	0.07	0.00	0.71	(0.64)
1.00	0.00	14.4	0.09	0.00	0.71	(0.62)
1.00	0.00	17.4	0.11	0.00	0.71	(0.60)

1.00	0.00	1.7	0.32	0.00	0.49	(0.17)
1.00	0.01	1.8	0.10	0.01	0.55	(0.44)
1.00	0.00	2.0	0.07	0.00	0.51	(0.44)
1.00	0.00	1.5	0.09	0.00	0.51	(0.42)
1.00	0.00	2.2	0.11	0.00	0.51	(0.40)

See accompanying notes to financial statements.	213

STATE FARM MUTUAL FUND TRUST LIFEPATH RETIREMENT FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions

	Net asset value, beginning of period	Net investment income (loss) (a) (b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2016	$11.75	$0.14	$0.47	$0.61	$(0.17)	$—	$(0.17)
Year ended 12/31/2015	12.15	0.17	(0.38)	(0.21)	(0.14)	(0.05)	(0.19)
Year ended 12/31/2014	12.37	0.15	0.40	0.55	(0.15)	(0.62)	(0.77)
Year ended 12/31/2013	12.20	0.13	0.57	0.70	(0.13)	(0.40)	(0.53)
Year ended 12/31/2012	11.69	0.17	0.80	0.97	(0.19)	(0.27)	(0.46)
Class B Shares
Year ended 12/31/2016	11.83	0.08	0.45	0.53	(0.09)	—	(0.09)
Year ended 12/31/2015	12.23	0.08	(0.38)	(0.30)	(0.05)	(0.05)	(0.10)
Year ended 12/31/2014	12.45	0.08	0.40	0.48	(0.08)	(0.62)	(0.70)
Year ended 12/31/2013	12.27	0.09	0.58	0.67	(0.09)	(0.40)	(0.49)
Year ended 12/31/2012	11.75	0.10	0.81	0.91	(0.12)	(0.27)	(0.39)
Premier Shares (g)
Year ended 12/31/2016	12.02	0.22	0.41	0.63	(0.19)	—	(0.19)
Year ended 12/31/2015	12.43	0.17	(0.39)	(0.22)	(0.14)	(0.05)	(0.19)
Year ended 12/31/2014	12.64	0.16	0.40	0.56	(0.15)	(0.62)	(0.77)
Year ended 12/31/2013	12.44	0.13	0.59	0.72	(0.12)	(0.40)	(0.52)
Year ended 12/31/2012	11.91	0.17	0.81	0.98	(0.18)	(0.27)	(0.45)
Legacy Class B Shares
Year ended 12/31/2016	12.09	0.12	0.45	0.57	(0.12)	—	(0.12)
Year ended 12/31/2015	12.49	0.11	(0.38)	(0.27)	(0.08)	(0.05)	(0.13)
Year ended 12/31/2014	12.69	0.10	0.41	0.51	(0.09)	(0.62)	(0.71)
Year ended 12/31/2013	12.49	0.08	0.59	0.67	(0.07)	(0.40)	(0.47)
Year ended 12/31/2012	11.95	0.12	0.81	0.93	(0.12)	(0.27)	(0.39)
Institutional Shares
Year ended 12/31/2016	12.02	0.21	0.45	0.66	(0.21)	—	(0.21)
Year ended 12/31/2015	12.43	0.20	(0.39)	(0.19)	(0.17)	(0.05)	(0.22)
Year ended 12/31/2014	12.64	0.19	0.41	0.60	(0.19)	(0.62)	(0.81)
Year ended 12/31/2013	12.44	0.16	0.59	0.75	(0.15)	(0.40)	(0.55)
Year ended 12/31/2012	11.92	0.20	0.80	1.00	(0.21)	(0.27)	(0.48)
Class R-1 Shares
Year ended 12/31/2016	11.80	0.13	0.44	0.57	(0.14)	—	(0.14)
Year ended 12/31/2015	12.20	0.13	(0.38)	(0.25)	(0.10)	(0.05)	(0.15)
Year ended 12/31/2014	12.42	0.11	0.40	0.51	(0.11)	(0.62)	(0.73)
Year ended 12/31/2013	12.24	0.09	0.58	0.67	(0.09)	(0.40)	(0.49)
Year ended 12/31/2012	11.72	0.13	0.80	0.93	(0.14)	(0.27)	(0.41)
Class R-2 Shares
Year ended 12/31/2016	12.06	0.16	0.44	0.60	(0.16)	—	(0.16)
Year ended 12/31/2015	12.46	0.16	(0.38)	(0.22)	(0.13)	(0.05)	(0.18)
Year ended 12/31/2014	12.67	0.14	0.41	0.55	(0.14)	(0.62)	(0.76)
Year ended 12/31/2013	12.48	0.11	0.59	0.70	(0.11)	(0.40)	(0.51)
Year ended 12/31/2012	11.94	0.15	0.83	0.98	(0.17)	(0.27)	(0.44)
Class R-3 Shares
Year ended 12/31/2016	12.01	0.20	0.44	0.64	(0.20)	—	(0.20)
Year ended 12/31/2015	12.42	0.19	(0.38)	(0.19)	(0.17)	(0.05)	(0.22)
Year ended 12/31/2014	12.63	0.18	0.40	0.58	(0.17)	(0.62)	(0.79)
Year ended 12/31/2013	12.43	0.15	0.60	0.75	(0.15)	(0.40)	(0.55)
Year ended 12/31/2012	11.90	0.19	0.81	1.00	(0.20)	(0.27)	(0.47)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Through October 30, 2015, net amounts and ratios reflected the Fund’s proportionate share of income and expenses of the Master Portfolio and indirect proportionate share of the expenses of the Underlying Master Portfolios; but did not reflect indirect proportionate share of the expenses of the other registered investment companies in which the Master Portfolio invested. Net amounts and ratios assuming expense reductions also reflected applicable Expense Reduction Agreements described in Note 7; but ratios absent expense reductions did not reflect otherwise applicable Expense Reduction Agreements described in Note 7.

(c)	Total return does not reflect the effect of sales charge for Class A, Class B, Premier and Legacy Class B shares. All other classes do not have a sales charge.

(d)	The expense ratios include the effect of expense reduction changes.

(e)	Effective October 31, 2015, expense ratios relate to the Fund only and do not reflect acquired fund fees and expenses.

(f)	The 2015 portfolio turnover rate reflects the period from November 2, 2015 to December 31, 2015 and excludes in-kind contribution of portfolio securities received after the close of business on October 30, 2015. Through October 30, 2015, the LifePath Retirement Fund invested all of its assets in its corresponding Master Portfolio. The portfolio turnover rate of the Master Portfolio for the period January 1, 2015 to October 30, 2015 was 16%. For the period January 1, 2015 to October 30, 2015, and years ended 2014 and 2013, included the purchases and sales of the Underlying Master Portfolios, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds. For the year ended 2012, excluded the purchases and sales of the Underlying Master Portfolios, BlackRock Commodity Strategies Fund and BlackRock Emerging Markets Fund, Inc. If these transactions had been included to conform to the 2015, 2014 and 2013 presentation, portfolio turnover rate would have been 13% for the year ended 2012.

(g)	Effective May 23, 2016, Legacy Class A shares were renamed Premier shares.

214	See accompanying notes to financial statements.

Net asset value, end of period	Total return (c)	Ratios/supplemental data
		Net assets, end of period (millions)	Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions		Portfolio turnover rate (f)
			Expenses (b) (d) (e)	Net investment income (loss) (b)	Expenses (b) (e)	Net investment income (loss) (b)

$12.19	5.18%	$387.6	0.80%	1.17%	0.80%	1.17%	7%
11.75	(1.67)	852.1	1.04	1.37	1.35	1.06	83
12.15	4.53	780.7	1.07	1.21	1.46	0.82	14
12.37	5.80	652.2	1.07	1.02	1.45	0.64	17
12.20	8.31	483.2	1.14	1.37	1.45	1.06	4

12.27	4.49	7.5	1.50	0.67	1.50	0.67	7
11.83	(2.40)	9.8	1.75	0.62	2.07	0.30	83
12.23	3.87	12.7	1.66	0.61	2.05	0.22	14
12.45	5.51	12.7	1.37	0.72	1.75	0.34	17
12.27	7.65	11.4	1.69	0.81	2.00	0.50	4

12.46	5.26	717.4	0.71	1.79	0.71	1.79	7
12.02	(1.74)	253.1	1.05	1.35	1.36	1.04	83
12.43	4.48	277.5	1.07	1.21	1.46	0.82	14
12.64	5.81	282.7	1.07	1.02	1.45	0.64	17
12.44	8.29	276.9	1.14	1.36	1.45	1.05	4

12.54	4.73	3.8	1.20	0.95	1.20	0.95	7
12.09	(2.10)	5.6	1.45	0.90	1.77	0.58	83
12.49	4.07	9.0	1.47	0.80	1.85	0.42	14
12.69	5.39	14.7	1.48	0.60	1.86	0.22	17
12.49	7.85	23.2	1.54	0.93	1.85	0.62	4

12.47	5.49	102.7	0.54	1.69	0.54	1.69	7
12.02	(1.49)	98.8	0.79	1.61	1.11	1.29	83
12.43	4.76	96.7	0.82	1.46	1.21	1.07	14
12.64	6.15	89.8	0.82	1.27	1.20	0.89	17
12.44	8.47	78.5	0.89	1.62	1.20	1.31	4

12.23	4.80	7.1	1.11	1.08	1.11	1.08	7
11.80	(1.99)	6.8	1.36	1.04	1.68	0.72	83
12.20	4.16	6.6	1.39	0.89	1.78	0.50	14
12.42	5.50	6.4	1.39	0.70	1.77	0.32	17
12.24	8.00	5.8	1.46	1.03	1.77	0.72	4

12.50	5.00	26.7	0.91	1.32	0.91	1.32	7
12.06	(1.84)	25.0	1.16	1.26	1.47	0.95	83
12.46	4.44	23.6	1.19	1.09	1.58	0.70	14
12.67	5.64	19.9	1.19	0.89	1.57	0.51	17
12.48	8.14	19.1	1.26	1.23	1.57	0.92	4

12.45	5.34	1.9	0.61	1.60	0.61	1.60	7
12.01	(1.55)	1.8	0.87	1.52	1.18	1.21	83
12.42	4.68	1.8	0.89	1.39	1.28	1.00	14
12.63	6.09	1.7	0.89	1.20	1.27	0.82	17
12.43	8.44	1.6	0.96	1.53	1.27	1.22	4

See accompanying notes to financial statements.	215

STATE FARM MUTUAL FUND TRUST LIFEPATH 2020 FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions

	Net asset value, beginning of period	Net investment income (loss) (a) (b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2016	$13.57	$0.18	$0.59	$0.77	$(0.26)	$(0.29)	$(0.55)
Year ended 12/31/2015	14.06	0.20	(0.46)	(0.26)	(0.17)	(0.06)	(0.23)
Year ended 12/31/2014	14.45	0.18	0.50	0.68	(0.17)	(0.90)	(1.07)
Year ended 12/31/2013	13.91	0.17	1.13	1.30	(0.17)	(0.59)	(0.76)
Year ended 12/31/2012	12.79	0.20	1.15	1.35	(0.21)	(0.02)	(0.23)
Class B Shares
Year ended 12/31/2016	13.50	0.10	0.57	0.67	(0.16)	(0.29)	(0.45)
Year ended 12/31/2015	13.97	0.09	(0.45)	(0.36)	(0.05)	(0.06)	(0.11)
Year ended 12/31/2014	14.36	0.07	0.50	0.57	(0.06)	(0.90)	(0.96)
Year ended 12/31/2013	13.82	0.07	1.13	1.20	(0.07)	(0.59)	(0.66)
Year ended 12/31/2012	12.72	0.10	1.14	1.24	(0.12)	(0.02)	(0.14)
Premier Shares (g)
Year ended 12/31/2016	13.53	0.25	0.53	0.78	(0.30)	(0.29)	(0.59)
Year ended 12/31/2015	14.01	0.20	(0.45)	(0.25)	(0.17)	(0.06)	(0.23)
Year ended 12/31/2014	14.40	0.18	0.49	0.67	(0.16)	(0.90)	(1.06)
Year ended 12/31/2013	13.86	0.17	1.13	1.30	(0.17)	(0.59)	(0.76)
Year ended 12/31/2012	12.74	0.20	1.15	1.35	(0.21)	(0.02)	(0.23)
Legacy Class B Shares
Year ended 12/31/2016	13.63	0.14	0.56	0.70	(0.19)	(0.29)	(0.48)
Year ended 12/31/2015	14.09	0.13	(0.44)	(0.31)	(0.09)	(0.06)	(0.15)
Year ended 12/31/2014	14.45	0.12	0.50	0.62	(0.08)	(0.90)	(0.98)
Year ended 12/31/2013	13.88	0.10	1.14	1.24	(0.08)	(0.59)	(0.67)
Year ended 12/31/2012	12.74	0.13	1.15	1.28	(0.12)	(0.02)	(0.14)
Institutional Shares
Year ended 12/31/2016	13.61	0.24	0.57	0.81	(0.31)	(0.29)	(0.60)
Year ended 12/31/2015	14.10	0.23	(0.46)	(0.23)	(0.20)	(0.06)	(0.26)
Year ended 12/31/2014	14.49	0.22	0.49	0.71	(0.20)	(0.90)	(1.10)
Year ended 12/31/2013	13.93	0.20	1.15	1.35	(0.20)	(0.59)	(0.79)
Year ended 12/31/2012	12.81	0.23	1.15	1.38	(0.24)	(0.02)	(0.26)
Class R-1 Shares
Year ended 12/31/2016	13.51	0.16	0.56	0.72	(0.23)	(0.29)	(0.52)
Year ended 12/31/2015	14.00	0.15	(0.46)	(0.31)	(0.12)	(0.06)	(0.18)
Year ended 12/31/2014	14.39	0.13	0.50	0.63	(0.12)	(0.90)	(1.02)
Year ended 12/31/2013	13.84	0.12	1.14	1.26	(0.12)	(0.59)	(0.71)
Year ended 12/31/2012	12.73	0.15	1.15	1.30	(0.17)	(0.02)	(0.19)
Class R-2 Shares
Year ended 12/31/2016	13.52	0.19	0.56	0.75	(0.26)	(0.29)	(0.55)
Year ended 12/31/2015	14.00	0.18	(0.45)	(0.27)	(0.15)	(0.06)	(0.21)
Year ended 12/31/2014	14.40	0.16	0.50	0.66	(0.16)	(0.90)	(1.06)
Year ended 12/31/2013	13.86	0.15	1.13	1.28	(0.15)	(0.59)	(0.74)
Year ended 12/31/2012	12.75	0.18	1.15	1.33	(0.20)	(0.02)	(0.22)
Class R-3 Shares
Year ended 12/31/2016	13.59	0.23	0.56	0.79	(0.30)	(0.29)	(0.59)
Year ended 12/31/2015	14.07	0.22	(0.45)	(0.23)	(0.19)	(0.06)	(0.25)
Year ended 12/31/2014	14.46	0.21	0.49	0.70	(0.19)	(0.90)	(1.09)
Year ended 12/31/2013	13.90	0.19	1.15	1.34	(0.19)	(0.59)	(0.78)
Year ended 12/31/2012	12.76	0.22	1.16	1.38	(0.22)	(0.02)	(0.24)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Through October 30, 2015, net amounts and ratios reflected the Fund’s proportionate share of income and expenses of the Master Portfolio and indirect proportionate share of the expenses of the Underlying Master Portfolios; but did not reflect indirect proportionate share of the expenses of the other registered investment companies in which the Master Portfolio invested. Net amounts and ratios assuming expense reductions also reflected applicable Expense Reduction Agreements described in Note 7; but ratios absent expense reductions did not reflect otherwise applicable Expense Reduction Agreements described in Note 7.

(c)	Total return does not reflect the effect of sales charge for Class A, Class B, Premier and Legacy Class B shares. All other classes do not have a sales charge.

(d)	The expense ratios include the effect of expense reduction changes.

(e)	Effective October 31, 2015, expense ratios relate to the Fund only and do not reflect acquired fund fees and expenses.

(f)	The 2015 portfolio turnover rate reflects the period from November 2, 2015 to December 31, 2015 and excludes in-kind contribution of portfolio securities received after the close of business on October 30, 2015. Through October 30, 2015, the LifePath 2020 Fund invested all of its assets in its corresponding Master Portfolio. The portfolio turnover rate of the Master Portfolio for the period January 1, 2015 to October 30, 2015 was 14%. For the period January 1, 2015 to October 30, 2015, and years ended 2014 and 2013, included the purchases and sales of the Underlying Master Portfolios, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds. For the year ended 2012, excluded the purchases and sales of the Underlying Master Portfolios, BlackRock Commodity Strategies Fund and BlackRock Emerging Markets Fund, Inc. If these transactions had been included to conform to the 2015, 2014 and 2013 presentation, portfolio turnover rate would have been 15% for the year ended 2012.

(g)	Effective May 23, 2016, Legacy Class A shares were renamed Premier shares.

216	See accompanying notes to financial statements.

Net asset value, end of period	Total return (c)	Ratios/supplemental data
		Net assets, end of period (millions)	Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions		Portfolio turnover rate (f)
			Expenses (b) (d) (e)	Net investment income (loss) (b)	Expenses (b) (e)	Net investment income (loss) (b)

$13.79	5.63%	$835.4	0.79%	1.31%	0.79%	1.31%	9%
13.57	(1.86)	1,320.9	1.03	1.43	1.36	1.10	81
14.06	4.73	1,212.0	1.05	1.21	1.46	0.80	21
14.45	9.34	989.9	1.04	1.18	1.44	0.78	19
13.91	10.59	727.4	1.11	1.47	1.45	1.13	5

13.72	4.93	21.9	1.49	0.74	1.49	0.74	9
13.50	(2.57)	26.9	1.73	0.67	2.07	0.33	81
13.97	3.97	32.9	1.75	0.51	2.16	0.10	21
14.36	8.66	32.8	1.74	0.46	2.15	0.05	19
13.82	9.75	28.4	1.81	0.75	2.15	0.41	5

13.72	5.74	956.6	0.71	1.82	0.71	1.82	9
13.53	(1.83)	425.8	1.03	1.40	1.37	1.06	81
14.01	4.71	453.9	1.05	1.21	1.46	0.80	21
14.40	9.32	434.3	1.04	1.16	1.45	0.75	19
13.86	10.59	399.0	1.11	1.45	1.45	1.11	5

13.85	5.16	11.7	1.19	1.01	1.19	1.01	9
13.63	(2.22)	16.1	1.43	0.95	1.78	0.60	81
14.09	4.30	22.6	1.45	0.80	1.86	0.39	21
14.45	8.90	33.6	1.45	0.71	1.85	0.31	19
13.88	10.11	46.9	1.52	1.00	1.85	0.67	5

13.82	5.93	204.2	0.54	1.75	0.54	1.75	9
13.61	(1.62)	196.4	0.78	1.66	1.12	1.32	81
14.10	4.95	197.0	0.80	1.46	1.21	1.05	21
14.49	9.69	171.4	0.79	1.41	1.20	1.00	19
13.93	10.80	145.4	0.86	1.70	1.20	1.36	5

13.71	5.29	20.2	1.11	1.15	1.11	1.15	9
13.51	(2.20)	19.9	1.35	1.09	1.68	0.76	81
14.00	4.37	17.7	1.37	0.88	1.78	0.47	21
14.39	9.07	17.5	1.36	0.83	1.77	0.42	19
13.84	10.16	16.4	1.43	1.14	1.77	0.80	5

13.72	5.51	61.3	0.91	1.38	0.91	1.38	9
13.52	(1.93)	57.0	1.15	1.28	1.49	0.94	81
14.00	4.58	58.3	1.17	1.09	1.58	0.68	21
14.40	9.21	45.2	1.16	1.03	1.57	0.62	19
13.86	10.43	40.8	1.23	1.35	1.57	1.01	5

13.79	5.79	3.5	0.61	1.67	0.61	1.67	9
13.59	(1.66)	3.3	0.85	1.55	1.19	1.21	81
14.07	4.88	4.4	0.87	1.40	1.28	0.99	21
14.46	9.58	2.9	0.87	1.34	1.27	0.94	19
13.90	10.77	2.7	0.94	1.59	1.28	1.25	5

See accompanying notes to financial statements.	217

STATE FARM MUTUAL FUND TRUST LIFEPATH 2030 FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a) (b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2016	$14.20	$0.21	$0.74	$0.95	$(0.29)	$(0.29)	$(0.58)
Year ended 12/31/2015	14.73	0.23	(0.52)	(0.29)	(0.17)	(0.07)	(0.24)
Year ended 12/31/2014	15.27	0.19	0.57	0.76	(0.17)	(1.13)	(1.30)
Year ended 12/31/2013	14.22	0.20	1.70	1.90	(0.21)	(0.64)	(0.85)
Year ended 12/31/2012	12.82	0.21	1.41	1.62	(0.22)	—	(0.22)
Class B Shares
Year ended 12/31/2016	14.15	0.19	0.73	0.92	(0.26)	(0.29)	(0.55)
Year ended 12/31/2015	14.66	0.13	(0.51)	(0.38)	(0.06)	(0.07)	(0.13)
Year ended 12/31/2014	15.20	0.08	0.56	0.64	(0.05)	(1.13)	(1.18)
Year ended 12/31/2013	14.16	0.09	1.69	1.78	(0.10)	(0.64)	(0.74)
Year ended 12/31/2012	12.77	0.11	1.40	1.51	(0.12)	—	(0.12)
Premier Shares (g)
Year ended 12/31/2016	14.23	0.29	0.67	0.96	(0.32)	(0.29)	(0.61)
Year ended 12/31/2015	14.76	0.22	(0.52)	(0.30)	(0.16)	(0.07)	(0.23)
Year ended 12/31/2014	15.29	0.19	0.58	0.77	(0.17)	(1.13)	(1.30)
Year ended 12/31/2013	14.23	0.20	1.70	1.90	(0.20)	(0.64)	(0.84)
Year ended 12/31/2012	12.83	0.21	1.40	1.61	(0.21)	—	(0.21)
Legacy Class B Shares
Year ended 12/31/2016	14.28	0.16	0.73	0.89	(0.21)	(0.29)	(0.50)
Year ended 12/31/2015	14.79	0.15	(0.51)	(0.36)	(0.08)	(0.07)	(0.15)
Year ended 12/31/2014	15.30	0.12	0.58	0.70	(0.08)	(1.13)	(1.21)
Year ended 12/31/2013	14.21	0.12	1.72	1.84	(0.11)	(0.64)	(0.75)
Year ended 12/31/2012	12.79	0.15	1.40	1.55	(0.13)	—	(0.13)
Institutional Shares
Year ended 12/31/2016	14.30	0.27	0.72	0.99	(0.33)	(0.29)	(0.62)
Year ended 12/31/2015	14.83	0.26	(0.52)	(0.26)	(0.20)	(0.07)	(0.27)
Year ended 12/31/2014	15.36	0.23	0.58	0.81	(0.21)	(1.13)	(1.34)
Year ended 12/31/2013	14.29	0.24	1.71	1.95	(0.24)	(0.64)	(0.88)
Year ended 12/31/2012	12.88	0.25	1.41	1.66	(0.25)	—	(0.25)
Class R-1 Shares
Year ended 12/31/2016	14.13	0.19	0.70	0.89	(0.25)	(0.29)	(0.54)
Year ended 12/31/2015	14.66	0.18	(0.52)	(0.34)	(0.12)	(0.07)	(0.19)
Year ended 12/31/2014	15.20	0.14	0.56	0.70	(0.11)	(1.13)	(1.24)
Year ended 12/31/2013	14.16	0.15	1.69	1.84	(0.16)	(0.64)	(0.80)
Year ended 12/31/2012	12.76	0.16	1.41	1.57	(0.17)	—	(0.17)
Class R-2 Shares
Year ended 12/31/2016	14.18	0.22	0.70	0.92	(0.28)	(0.29)	(0.57)
Year ended 12/31/2015	14.71	0.21	(0.52)	(0.31)	(0.15)	(0.07)	(0.22)
Year ended 12/31/2014	15.26	0.17	0.57	0.74	(0.16)	(1.13)	(1.29)
Year ended 12/31/2013	14.20	0.17	1.71	1.88	(0.18)	(0.64)	(0.82)
Year ended 12/31/2012	12.81	0.20	1.40	1.60	(0.21)	—	(0.21)
Class R-3 Shares
Year ended 12/31/2016	14.31	0.27	0.72	0.99	(0.33)	(0.29)	(0.62)
Year ended 12/31/2015	14.84	0.24	(0.52)	(0.28)	(0.18)	(0.07)	(0.25)
Year ended 12/31/2014	15.37	0.22	0.58	0.80	(0.20)	(1.13)	(1.33)
Year ended 12/31/2013	14.29	0.22	1.72	1.94	(0.22)	(0.64)	(0.86)
Year ended 12/31/2012	12.87	0.23	1.42	1.65	(0.23)	—	(0.23)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Through October 30, 2015, net amounts and ratios reflected the Fund’s proportionate share of income and expenses of the Master Portfolio and indirect proportionate share of the expenses of the Underlying Master Portfolios; but did not reflect indirect proportionate share of the expenses of the other registered investment companies in which the Master Portfolio invested. Net amounts and ratios assuming expense reductions also reflected applicable Expense Reduction Agreements described in Note 7; but ratios absent expense reductions did not reflect otherwise applicable Expense Reduction Agreements described in Note 7.

(c)	Total return does not reflect the effect of sales charge for Class A, Class B, Premier and Legacy Class B shares. All other classes do not have a sales charge.

(d)	The expense ratios include the effect of expense reduction changes.

(e)	Effective October 31, 2015, expense ratios relate to the Fund only and do not reflect acquired fund fees and expenses.

(f)	The 2015 portfolio turnover rate reflects the period from November 2, 2015 to December 31, 2015 and excludes in-kind contribution of portfolio securities received after the close of business on October 30, 2015. Through October 30, 2015, the LifePath 2030 Fund invested all of its assets in its corresponding Master Portfolio. The portfolio turnover rate of the Master Portfolio for the period January 1, 2015 to October 30, 2015 was 15%. For the period January 1, 2015 to October 30, 2015, and years ended 2014 and 2013, included the purchases and sales of the Underlying Master Portfolios, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds. For the year ended 2012, excluded the purchases and sales of the Underlying Master Portfolios, BlackRock Commodity Strategies Fund and BlackRock Emerging Markets Fund, Inc. If these transactions had been included to conform to the 2015, 2014 and 2013 presentation, portfolio turnover rate would have been 16% for the year ended 2012.

(g)	Effective May 23, 2016, Legacy Class A shares were renamed Premier shares.

218	See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
Net asset value, end of period	Total return (c)	Net assets, end of period (millions)	Expenses (b) (d) (e)	Net investment income (loss) (b)	Expenses (b) (e)	Net investment income (loss) (b)	Portfolio turnover rate (f)

$14.57	6.65%	$1,011.2	0.79%	1.46%	0.79%	1.46%	7%
14.20	(1.99)	1,323.7	1.00	1.52	1.36	1.16	81
14.73	4.90	1,153.7	1.02	1.22	1.47	0.77	33
15.27	13.40	927.4	1.02	1.34	1.45	0.91	22
14.22	12.61	657.8	1.10	1.54	1.46	1.18	5

14.52	6.46	29.7	0.99	1.34	0.99	1.34	7
14.15	(2.60)	35.3	1.59	0.86	1.96	0.49	81
14.66	4.21	42.8	1.72	0.51	2.17	0.06	33
15.20	12.58	41.8	1.73	0.62	2.16	0.19	22
14.16	11.84	34.4	1.80	0.83	2.16	0.47	5

14.58	6.75	820.7	0.71	2.00	0.71	2.00	7
14.23	(2.03)	347.7	1.00	1.48	1.37	1.11	81
14.76	4.98	362.1	1.02	1.21	1.47	0.76	33
15.29	13.34	341.8	1.03	1.31	1.46	0.88	22
14.23	12.56	296.6	1.10	1.52	1.46	1.16	5

14.67	6.25	11.7	1.19	1.11	1.19	1.11	7
14.28	(2.43)	15.6	1.41	1.03	1.78	0.66	81
14.79	4.54	21.6	1.42	0.80	1.87	0.35	33
15.30	12.91	30.5	1.43	0.82	1.86	0.39	22
14.21	12.15	41.5	1.50	1.06	1.85	0.71	5

14.67	6.94	253.5	0.54	1.87	0.54	1.87	7
14.30	(1.76)	230.7	0.75	1.75	1.11	1.39	81
14.83	5.23	221.5	0.77	1.47	1.22	1.02	33
15.36	13.63	191.9	0.78	1.57	1.21	1.14	22
14.29	12.86	153.5	0.85	1.78	1.21	1.42	5

14.48	6.29	34.3	1.11	1.29	1.11	1.29	7
14.13	(2.30)	31.4	1.32	1.20	1.68	0.84	81
14.66	4.59	25.8	1.34	0.89	1.79	0.44	33
15.20	12.99	24.9	1.34	1.01	1.77	0.58	22
14.16	12.32	19.8	1.42	1.19	1.78	0.83	5

14.53	6.50	69.9	0.91	1.52	0.91	1.52	7
14.18	(2.11)	59.2	1.12	1.40	1.48	1.04	81
14.71	4.79	52.3	1.14	1.10	1.59	0.65	33
15.26	13.23	41.7	1.15	1.15	1.58	0.72	22
14.20	12.45	40.4	1.22	1.43	1.58	1.07	5

14.68	6.90	4.4	0.61	1.87	0.61	1.87	7
14.31	(1.88)	3.4	0.83	1.62	1.19	1.26	81
14.84	5.15	4.4	0.84	1.40	1.29	0.95	33
15.37	13.56	3.7	0.85	1.47	1.28	1.04	22
14.29	12.85	3.5	0.92	1.69	1.28	1.33	5

See accompanying notes to financial statements.	219

STATE FARM MUTUAL FUND TRUST LIFEPATH 2040 FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a) (b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2016	$14.68	$0.25	$0.85	$1.10	$(0.29)	$(0.28)	$(0.57)
Year ended 12/31/2015	15.31	0.24	(0.58)	(0.34)	(0.21)	(0.08)	(0.29)
Year ended 12/31/2014	15.99	0.20	0.62	0.82	(0.18)	(1.32)	(1.50)
Year ended 12/31/2013	14.46	0.23	2.18	2.41	(0.23)	(0.65)	(0.88)
Year ended 12/31/2012	12.85	0.22	1.62	1.84	(0.23)	—	(0.23)
Class B Shares
Year ended 12/31/2016	14.62	0.21	0.85	1.06	(0.24)	(0.28)	(0.52)
Year ended 12/31/2015	15.22	0.14	(0.56)	(0.42)	(0.10)	(0.08)	(0.18)
Year ended 12/31/2014	15.90	0.08	0.62	0.70	(0.06)	(1.32)	(1.38)
Year ended 12/31/2013	14.40	0.11	2.16	2.27	(0.12)	(0.65)	(0.77)
Year ended 12/31/2012	12.80	0.12	1.61	1.73	(0.13)	—	(0.13)
Premier Shares (g)
Year ended 12/31/2016	14.74	0.29	0.83	1.12	(0.31)	(0.28)	(0.59)
Year ended 12/31/2015	15.36	0.24	(0.57)	(0.33)	(0.21)	(0.08)	(0.29)
Year ended 12/31/2014	16.03	0.20	0.63	0.83	(0.18)	(1.32)	(1.50)
Year ended 12/31/2013	14.50	0.22	2.18	2.40	(0.22)	(0.65)	(0.87)
Year ended 12/31/2012	12.88	0.22	1.62	1.84	(0.22)	—	(0.22)
Legacy Class B Shares
Year ended 12/31/2016	14.80	0.18	0.86	1.04	(0.20)	(0.28)	(0.48)
Year ended 12/31/2015	15.41	0.17	(0.58)	(0.41)	(0.12)	(0.08)	(0.20)
Year ended 12/31/2014	16.05	0.13	0.64	0.77	(0.09)	(1.32)	(1.41)
Year ended 12/31/2013	14.50	0.14	2.20	2.34	(0.14)	(0.65)	(0.79)
Year ended 12/31/2012	12.87	0.16	1.62	1.78	(0.15)	—	(0.15)
Institutional Shares
Year ended 12/31/2016	14.81	0.30	0.85	1.15	(0.33)	(0.28)	(0.61)
Year ended 12/31/2015	15.44	0.28	(0.59)	(0.31)	(0.24)	(0.08)	(0.32)
Year ended 12/31/2014	16.11	0.24	0.63	0.87	(0.22)	(1.32)	(1.54)
Year ended 12/31/2013	14.56	0.27	2.19	2.46	(0.26)	(0.65)	(0.91)
Year ended 12/31/2012	12.93	0.26	1.63	1.89	(0.26)	—	(0.26)
Class R-1 Shares
Year ended 12/31/2016	14.61	0.20	0.84	1.04	(0.23)	(0.28)	(0.51)
Year ended 12/31/2015	15.25	0.20	(0.59)	(0.39)	(0.17)	(0.08)	(0.25)
Year ended 12/31/2014	15.92	0.15	0.62	0.77	(0.12)	(1.32)	(1.44)
Year ended 12/31/2013	14.41	0.17	2.17	2.34	(0.18)	(0.65)	(0.83)
Year ended 12/31/2012	12.80	0.17	1.62	1.79	(0.18)	—	(0.18)
Class R-2 Shares
Year ended 12/31/2016	14.68	0.25	0.82	1.07	(0.28)	(0.28)	(0.56)
Year ended 12/31/2015	15.30	0.22	(0.57)	(0.35)	(0.19)	(0.08)	(0.27)
Year ended 12/31/2014	15.99	0.18	0.62	0.80	(0.17)	(1.32)	(1.49)
Year ended 12/31/2013	14.46	0.20	2.18	2.38	(0.20)	(0.65)	(0.85)
Year ended 12/31/2012	12.85	0.21	1.61	1.82	(0.21)	—	(0.21)
Class R-3 Shares
Year ended 12/31/2016	14.97	0.30	0.85	1.15	(0.32)	(0.28)	(0.60)
Year ended 12/31/2015	15.60	0.28	(0.59)	(0.31)	(0.24)	(0.08)	(0.32)
Year ended 12/31/2014	16.26	0.24	0.63	0.87	(0.21)	(1.32)	(1.53)
Year ended 12/31/2013	14.70	0.25	2.21	2.46	(0.25)	(0.65)	(0.90)
Year ended 12/31/2012	13.05	0.24	1.65	1.89	(0.24)	—	(0.24)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Through October 30, 2015, net amounts and ratios reflected the Fund’s proportionate share of income and expenses of the Master Portfolio and indirect proportionate share of the expenses of the Underlying Master Portfolios; but did not reflect indirect proportionate share of the expenses of the other registered investment companies in which the Master Portfolio invested. Net amounts and ratios assuming expense reductions also reflected applicable Expense Reduction Agreements described in Note 7; but ratios absent expense reductions did not reflect otherwise applicable Expense Reduction Agreements described in Note 7.

(c)	Total return does not reflect the effect of sales charge for Class A, Class B, Premier and Legacy Class B shares. All other classes do not have a sales charge.

(d)	The expense ratios include the effect of expense reduction changes.

(e)	Effective October 31, 2015, expense ratios relate to the Fund only and do not reflect acquired fund fees and expenses.

(f)	The 2015 portfolio turnover rate reflects the period from November 2, 2015 to December 31, 2015 and excludes in-kind contribution of portfolio securities received after the close of business on October 30, 2015. Through October 30, 2015, the LifePath 2040 Fund invested all of its assets in its corresponding Master Portfolio. The portfolio turnover rate of the Master Portfolio for the period January 1, 2015 to October 30, 2015 was 13%. For the period January 1, 2015 to October 30, 2015, and years ended 2014 and 2013, included the purchases and sales of the Underlying Master Portfolios, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds. For the year ended 2012, excluded the purchases and sales of the Underlying Master Portfolios, BlackRock Commodity Strategies Fund and BlackRock Emerging Markets Fund, Inc. If these transactions had been included to conform to the 2015, 2014 and 2013 presentation, portfolio turnover rate would have been 14% for the year ended 2012.

(g)	Effective May 23, 2016, Legacy Class A shares were renamed Premier shares.

220	See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
Net asset value, end of period	Total return (c)	Net assets, end of period (millions)	Expenses (b) (d) (e)	Net investment income (loss) (b)	Expenses (b) (e)	Net investment income (loss) (b)	Portfolio turnover rate (f)

$15.21	7.47%	$827.8	0.80%	1.68%	0.80%	1.68%	6%
14.68	(2.21)	816.4	0.98	1.58	1.36	1.20	80
15.31	5.12	719.1	1.01	1.23	1.47	0.77	42
15.99	16.65	579.2	1.01	1.47	1.46	1.02	26
14.46	14.29	407.1	1.09	1.60	1.47	1.22	4

15.16	7.29	30.3	1.00	1.42	1.00	1.42	6
14.62	(2.76)	36.4	1.57	0.91	1.96	0.52	80
15.22	4.38	44.1	1.71	0.52	2.17	0.06	42
15.90	15.75	41.7	1.72	0.73	2.17	0.28	26
14.40	13.52	34.0	1.79	0.88	2.17	0.50	4

15.27	7.58	375.9	0.72	1.93	0.72	1.93	6
14.74	(2.18)	258.8	0.99	1.54	1.37	1.16	80
15.36	5.13	264.3	1.01	1.22	1.47	0.76	42
16.03	16.56	249.1	1.02	1.43	1.47	0.98	26
14.50	14.29	210.0	1.09	1.57	1.47	1.19	4

15.36	7.04	11.6	1.20	1.18	1.20	1.18	6
14.80	(2.64)	15.2	1.39	1.07	1.78	0.68	80
15.41	4.76	20.4	1.41	0.80	1.87	0.34	42
16.05	16.09	28.1	1.42	0.93	1.87	0.48	26
14.50	13.81	33.8	1.49	1.12	1.87	0.74	4

15.35	7.75	319.8	0.54	1.98	0.54	1.98	6
14.81	(1.98)	282.3	0.73	1.81	1.11	1.43	80
15.44	5.37	265.5	0.76	1.48	1.22	1.02	42
16.11	16.90	221.4	0.77	1.69	1.22	1.24	26
14.56	14.59	170.7	0.84	1.84	1.22	1.46	4

15.14	7.14	25.2	1.11	1.33	1.11	1.33	6
14.61	(2.55)	24.0	1.30	1.29	1.68	0.91	80
15.25	4.79	18.5	1.33	0.90	1.79	0.44	42
15.92	16.27	18.4	1.34	1.11	1.79	0.66	26
14.41	13.92	15.3	1.41	1.26	1.79	0.88	4

15.19	7.29	56.5	0.91	1.66	0.91	1.66	6
14.68	(2.27)	45.9	1.10	1.44	1.48	1.06	80
15.30	4.96	43.9	1.13	1.12	1.59	0.66	42
15.99	16.48	33.9	1.14	1.28	1.58	0.84	26
14.46	14.15	30.7	1.21	1.47	1.59	1.09	4

15.52	7.68	6.4	0.61	1.96	0.61	1.96	6
14.97	(2.02)	5.0	0.80	1.76	1.18	1.38	80
15.60	5.32	4.3	0.83	1.41	1.29	0.95	42
16.26	16.71	3.5	0.84	1.61	1.29	1.16	26
14.70	14.50	3.0	0.91	1.73	1.29	1.35	4

See accompanying notes to financial statements.	221

STATE FARM MUTUAL FUND TRUST LIFEPATH 2050 FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a) (b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2016	$10.06	$0.17	$0.62	$0.79	$(0.20)	$(0.16)	$(0.36)
Year ended 12/31/2015	10.46	0.16	(0.40)	(0.24)	(0.12)	(0.04)	(0.16)
Year ended 12/31/2014	10.79	0.13	0.46	0.59	(0.12)	(0.80)	(0.92)
Year ended 12/31/2013	9.63	0.17	1.69	1.86	(0.15)	(0.55)	(0.70)
Year ended 12/31/2012	8.60	0.15	1.19	1.34	(0.14)	(0.17)	(0.31)
Premier Shares
Period ended 12/31/2016 (g)	10.20	0.18	0.47	0.65	(0.23)	(0.16)	(0.39)
Class R-1 Shares
Year ended 12/31/2016	10.09	0.15	0.60	0.75	(0.17)	(0.16)	(0.33)
Year ended 12/31/2015	10.49	0.13	(0.40)	(0.27)	(0.09)	(0.04)	(0.13)
Year ended 12/31/2014	10.83	0.10	0.44	0.54	(0.08)	(0.80)	(0.88)
Year ended 12/31/2013	9.66	0.13	1.70	1.83	(0.11)	(0.55)	(0.66)
Year ended 12/31/2012	8.62	0.12	1.20	1.32	(0.11)	(0.17)	(0.28)
Class R-2 Shares
Year ended 12/31/2016	10.10	0.17	0.60	0.77	(0.19)	(0.16)	(0.35)
Year ended 12/31/2015	10.50	0.15	(0.40)	(0.25)	(0.11)	(0.04)	(0.15)
Year ended 12/31/2014	10.84	0.12	0.45	0.57	(0.11)	(0.80)	(0.91)
Year ended 12/31/2013	9.66	0.14	1.71	1.85	(0.12)	(0.55)	(0.67)
Year ended 12/31/2012	8.63	0.14	1.19	1.33	(0.13)	(0.17)	(0.30)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Through October 30, 2015, net amounts and ratios reflected the Fund’s proportionate share of income and expenses of the Master Portfolio and indirect proportionate share of the expenses of the Underlying Master Portfolios; but did not reflect indirect proportionate share of the expenses of the other registered investment companies in which the Master Portfolio invested. Net amounts and ratios assuming expense reductions also reflected applicable Expense Reduction Agreements described in Note 7; but ratios absent expense reductions did not reflect otherwise applicable Expense Reduction Agreements described in Note 7.

(c)	Total return does not reflect the effect of sales charge for Class A and Premier shares. All other classes do not have a sales charge.

(d)	The expense ratios include the effect of expense reduction changes.

(e)	Effective October 31, 2015, expense ratios relate to the Fund only and do not reflect acquired fund fees and expenses.

(f)	The 2015 portfolio turnover rate reflects the period from November 2, 2015 to December 31, 2015 and excludes in-kind contribution of portfolio securities received after the close of business on October 30, 2015. Through October 30, 2015, the LifePath 2050 Fund invested all of its assets in its corresponding Master Portfolio. The portfolio turnover rate of the Master Portfolio for the period January 1, 2015 to October 30, 2015 was 26%. For the period January 1, 2015 to October 30, 2015, and years ended 2014 and 2013, included the purchases and sales of the Underlying Master Portfolios, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds. For the year ended 2012, excluded the purchases and sales of the Underlying Master Portfolios, BlackRock Commodity Strategies Fund and BlackRock Emerging Markets Fund, Inc. If these transactions had been included to conform to the 2015, 2014 and 2013 presentation, portfolio turnover rate would have been 15% for the year ended 2012.

(g)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations May 16, 2016.

222	See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
Net asset value, end of period	Total return (c)	Net assets, end of period (millions)	Expenses (b) (d) (e)	Net investment income (loss) (b)	Expenses (b) (e)	Net investment income (loss) (b)	Portfolio turnover rate (f)

$10.49	7.80%	$272.8	0.82%	1.61%	0.82%	1.61%	5%
10.06	(2.35)	296.4	1.01	1.57	1.44	1.14	81
10.46	5.40	239.4	1.04	1.20	1.53	0.71	48
10.79	19.34	170.7	1.08	1.60	1.56	1.12	28
9.63	15.54	104.3	1.14	1.61	1.60	1.15	5

10.46	6.32	90.4	0.43	1.75	0.43	1.75	5

10.51	7.45	9.9	1.13	1.47	1.13	1.47	5
10.09	(2.61)	7.3	1.33	1.26	1.76	0.83	81
10.49	4.94	5.5	1.36	0.87	1.85	0.38	48
10.83	19.02	4.6	1.40	1.26	1.88	0.78	28
9.66	15.29	3.5	1.46	1.27	1.92	0.81	5

10.52	7.62	17.8	0.94	1.65	0.94	1.65	5
10.10	(2.43)	14.6	1.13	1.47	1.56	1.04	81
10.50	5.20	11.5	1.16	1.08	1.65	0.59	48
10.84	19.21	7.5	1.21	1.32	1.68	0.85	28
9.66	15.37	4.9	1.26	1.52	1.72	1.06	5

See accompanying notes to financial statements.	223

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Board of Trustees of the State Farm Mutual Fund Trust and Shareholders of the State Farm Equity Fund, State Farm Small/Mid Cap Equity Fund, State Farm International Equity Fund, State Farm S&P 500 Index Fund, State Farm Small Cap Index Fund, State Farm International Index Fund, State Farm Equity and Bond Fund, State Farm Bond Fund, State Farm Tax Advantaged Bond Fund, State Farm Money Market Fund, State Farm LifePath Retirement Fund, State Farm LifePath 2020 Fund, State Farm LifePath 2030 Fund, State Farm LifePath 2040 Fund and State Farm LifePath 2050 Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the State Farm Equity Fund, State Farm Small/Mid Cap Equity Fund, State Farm International Equity Fund, State Farm S&P 500 Index Fund, State Farm Small Cap Index Fund, State Farm International Index Fund, State Farm Equity and Bond Fund, State Farm Bond Fund, State Farm Tax Advantaged Bond Fund, State Farm Money Market Fund, State Farm LifePath Retirement Fund, State Farm LifePath 2020 Fund, State Farm LifePath 2030 Fund, State Farm LifePath 2040 Fund and State Farm LifePath 2050 Fund (fifteen funds comprising the State Farm Mutual Fund Trust, hereafter referred to as the “Funds”) as of December 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, Illinois

February 28, 2017

FEDERAL INCOME TAX INFORMATION (unaudited)

The following information is provided as required by the Internal Revenue Code for dividends paid by each Fund during the year ended December 31, 2016.

Fund	Total Capital Gain Distributed	Total Qualified Dividend Income Distributed	Total Distributions Qualifying for the Dividends-Received Deduction	Total Foreign Taxes Paid	Total Foreign Source Income	Total Exempt Interest Distributed
Equity Fund	$32,822,321	$3,328,512	$3,328,512	$—	$—	$—
Small Mid/Cap Equity Fund	2,454,180	29,495	29,495	—	—	—
International Equity Fund	—	13,677	7,047	190,921	2,097,077	—
S&P 500 Index Fund	9,662,037	21,300,240	21,300,240	—	—	—
Small Cap Index Fund	15,944,138	3,255,231	3,255,231	—	—	—
International Index Fund	—	6,178,249	—	710,778	8,808,582	—
Equity and Bond Fund	12,048,045	1,610,624	1,610,624	—	—	—
Bond Fund	490,379	—	—	—	—	—
Tax Advantaged Bond Fund	—	—	—	—	—	12,975,805
Money Market Fund	—	—	—	—	—	—
LifePath Retirement Fund	—	9,175,363	5,659,798	381,012	3,988,043	—
LifePath 2020 Fund	42,697,850	19,260,519	11,460,873	857,997	8,874,812	—
LifePath 2030 Fund	42,627,480	27,731,886	15,661,517	1,333,021	13,932,625	—
LifePath 2040 Fund	29,498,866	25,146,118	13,739,376	1,273,799	13,357,280	—
LifePath 2050 Fund	5,715,808	6,167,710	3,284,744	320,676	3,397,845	—

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Funds. Individual shareholders should refer to their Form 1099 to determine the amounts to be included on their federal income tax return.

Management Information – State Farm Mutual Fund Trust, December 31, 2016 (unaudited)

I. Information about Non-Interested (Independent) Trustees of State Farm Mutual Fund Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

Thomas M. Mengler One State Farm Plaza Bloomington, Illinois 61710 Age 63	Trustee	Began service in 2000 and serves until successor is elected or appointed.	PRESIDENT (since 6/2012) – St. Mary’s University; DEAN and PROFESSOR OF LAW (before 6/2012) – University of St. Thomas School of Law; TRUSTEE – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	None

Victor J. Boschini One State Farm Plaza Bloomington, Illinois 61710 Age 60	Trustee	Began service in 2000 and serves until successor is elected or appointed.	CHANCELLOR – Texas Christian University; TRUSTEE – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	None

David L. Vance One State Farm Plaza Bloomington, Illinois 61710 Age 64	Trustee	Began service in 2000 and serves until successor is elected or appointed.	EXECUTIVE DIRECTOR (since 8/2012) – Center for Talent Reporting, Inc. (nonprofit dedicated to improving the management of human capital); PRESIDENT/OWNER – Poudre River Press LLC (book publisher); CONSULTANT/PRESIDENT/OWNER – Manage Learning LLC (consults with organizations on learning strategy, governance, measurement and evaluation); ADJUNCT FACULTY – Bellevue University and University of Southern Mississippi; TRUSTEE – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	None

Alan R. Latshaw One State Farm Plaza Bloomington, Illinois 61710 Age 65	Trustee	Began service in 2005 and serves until successor is elected or appointed.	RETIRED; TRUSTEE – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	TRUSTEE – MainStay Funds (83 portfolios)

Anita M. Nagler One State Farm Plaza Bloomington, Illinois 61710 Age 60	Trustee	Began service in 2006 and serves until successor is elected or appointed.	DIRECTOR – Baron Capital Group, Inc. (investment adviser and distributor of mutual funds); PRIVATE INVESTOR; TRUSTEE – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	None

Diane L. Wallace One State Farm Plaza Bloomington, Illinois 61710 Age 58	Trustee	Began service in 2013 and serves until successor is elected or appointed.	RETIRED; TRUSTEE – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	TRUSTEE – Henderson Global Funds (13 portfolios)

Management Information – State Farm Mutual Fund Trust, December 31, 2016 (unaudited)

II. Information about Interested Trustees/Officers of State Farm Mutual Fund Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

Joe R. Monk, Jr.* One State Farm Plaza Bloomington, Illinois 61710 Age 53	Trustee, President and Chairperson of the Board	Began service as Trustee in 2015 and serves until successor is elected or appointed. Began service as President and Chairperson of the Board in 2015 and serves until removed.	SENIOR VICE PRESIDENT, CHIEF ADMINISTRATIVE OFFICER – State Farm Life Insurance Company; SENIOR VICE PRESIDENT – MUTUAL FUNDS and VICE PRESIDENT – HEALTH – State Farm Mutual Automobile Insurance Company; DIRECTOR and SENIOR VICE PRESIDENT – State Farm Investment Management Corp., State Farm VP Management Corp.; TRUSTEE, PRESIDENT and CHAIRPERSON OF THE BOARD (since 6/2015) and SENIOR VICE PRESIDENT (3/2011 – 6/2015) – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	NONE

Paul J. Smith* One State Farm Plaza Bloomington, Illinois 61710 Age 53	Trustee, Senior Vice President, and Treasurer	Began service as Trustee in 2015 and serves until successor is elected or appointed. Began service in June 2011 as Senior Vice President and in December 2012 as Treasurer and serves until removed.	CHIEF FINANCIAL OFFICER, TREASURER, SENIOR VICE PRESIDENT (3/2007 – 1/2013) and EXECUTIVE VICE PRESIDENT (since 1/2013) – State Farm Mutual Automobile Insurance Company; DIRECTOR and SENIOR VICE PRESIDENT – State Farm Investment Management Corp., State Farm VP Management Corp.; TRUSTEE (since 1/2015), SENIOR VICE PRESIDENT, and TREASURER (since 12/2012) – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	NONE

*	Messrs. Monk and Smith are “interested” Trustees as defined by the Investment Company Act of 1940 because of their respective positions with State Farm Mutual Fund Trust, State Farm VP Management Corp., State Farm Investment Management Corp. and with the affiliates of these companies.

Management Information – State Farm Mutual Fund Trust, December 31, 2016 (unaudited)

III. Information about Officers of State Farm Mutual Fund Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years

Lisa Stewart One State Farm Plaza Bloomington, Illinois 61710 Age 47	Vice President	Began service in December 2015 and serves until removed.	VICE PRESIDENT – LIFE/HEALTH and MUTUAL FUNDS (since 10/2015), VICE PRESIDENT – AGENCY (1/2014 – 10/2015), VICE PRESIDENT AGENCY – CUSTOMER CARE CENTER (1/2013 – 1/2014) and VICE PRESIDENT OPERATIONS – ENTERPRISE SERVICES (9/2011 – 1/2013) – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT (since 12/2015) – State Farm Investment Management Corp., State Farm VP Management Corp.; VICE PRESIDENT (since 12/2015) – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.

Mark D. Mikel Three State Farm Plaza Bloomington, Illinois 61791 Age 46	Vice President and Secretary	Began service in December 2012 and serves until removed.	ASSISTANT VICE PRESIDENT – MUTUAL FUNDS (since 12/2012) and MUTUAL FUNDS DIRECTOR (before 12/2012) – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT – FINANCIAL AND SECRETARY (since 3/2013) and ASSISTANT SECRETARY-TREASURER (12/2007 – 3/2013) – State Farm Investment Management Corp., State Farm VP Management Corp.; VICE PRESIDENT AND SECRETARY (since 12/2012) – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.

David R. Grizzle Three State Farm Plaza Bloomington, Illinois 61791 Age 57	Chief Compliance Officer and Assistant Secretary- Treasurer	Began service as Assistant Secretary– Treasurer in 2001 and as Chief Compliance Officer in 2006 and serves until removed.	CHIEF COMPLIANCE OFFICER and ASSISTANT SECRETARY-TREASURER – State Farm Variable Product Trust, State Farm Associates’ Funds Trust; CHIEF COMPLIANCE OFFICER, TREASURER (since 3/2016), and ASSISTANT SECRETARY-TREASURER (3/2001 – 3/2016) – State Farm Investment Management Corp.; TREASURER (since 3/2016) and ASSISTANT SECRETARY-TREASURER (3/2001 – 3/2016) – State Farm VP Management Corp.

Joseph P. Young One State Farm Plaza Bloomington, Illinois 61710 Age 53	Vice President	Began service in December 2011 and serves until removed.	VICE PRESIDENT – FIXED INCOME (since 12/2011), ASSISTANT VICE PRESIDENT – FIXED INCOME (6/2011 – 12/2011) – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT (since 3/2012) – State Farm Investment Management Corp.; VICE PRESIDENT (since 12/2011) – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.

The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees of the Trust, and the SAI is available without charge upon request. Call toll-free 1-800-447-4930 to request a copy of the SAI.

P.O. Box 219548
Kansas City, MO 64121-9548

FORWARDING SERVICE REQUESTED

U.S. POSTAGE
PAID
LANCASTER, PA
PERMIT NO. 1275

PRESORTED STANDARD

Not FDIC Insured	• May Lose Value • No Bank Guarantee

There is no assurance that the Funds will achieve their investment objectives. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. State Farm Mutual Funds are not insurance products.

2-2017
120-6345 a.16-CH
AP2017/02/9813
Printed in U.S.A.

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrants’ principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (each a “covered person”). During the period covered by this Form N-CSR, registrant did not make any amendment to any provisions of such code of ethics that applies to a covered person and that relates to any element of such code set forth in paragraph (b) of Item 2 of Form N-CSR, and registrant did not grant any waiver from such code of ethics provisions. Registrant hereby undertakes to provide a copy of such code of ethics to any person upon request, without charge. To request a copy of the code of ethics, contact the registrant at 1-800-447-4930.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Registrant’s board of trustees has determined that Alan Latshaw and Anita Nagler, members of the registrant’s Audit Committee, each have all of the attributes to be deemed an “audit committee financial expert,” as such term is defined in paragraph (b) to Item 3 of Form N-CSR. Mr. Latshaw and Ms. Nagler are “independent” as such term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

As indicated in paragraph (d) to Item 3 of Form N-CSR, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item 3 of Form N-CSR. The designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the Audit Committee and board of trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not affect the duties, obligations, or liability of any other member of the Audit Committee or board of trustees.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

Billed to registrant for fiscal year ending December 31, 2016: $ 515,155

Billed to registrant for fiscal year ending December 31, 2015: $ 637,554

The audit fees for December 31, 2016 are based on amounts billed and estimated amounts expected to be billed to registrant by the registrant’s independent registered public accountant and include an estimated amount from the registrant’s independent registered public accountant for the out-of-pocket expenses it expects to bill to registrant for that time period.

For the fiscal year ending December 31, 2015, the fees also include $7,500 billed by the registrant’s principal accountant and paid by the registrant’s investment advisor, State Farm Investment Management Corp.

(b)	Audit-Related Fees

Billed to registrant for fiscal year ending December 31, 2016: $ 0

Billed to registrant for fiscal year ending December 31, 2015: $ 0

The nature of the services comprising the fees disclosed under this category: not applicable

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed for fiscal year ending December 31, 2016: $ 0

Billed for fiscal year ending December 31, 2015: $ 0

(c)	Tax Fees

Billed to registrant for fiscal year ending December 31, 2016: $ 150,668

Billed to registrant for fiscal year ending December 31, 2015: $ 98,538

The nature of the services comprising the fees disclosed under this category:

For each fiscal year, the nature of the tax services includes fees for:

•	reviewing the registrant’s compliance with tax qualification tests relating to asset diversification, gross income, and distribution requirements to maintain the registrant’s status as a Regulated Investment Company under current provisions of the Internal Revenue Code;

•	reviewing the registrant’s tax returns (federal, state, and excise) and a review of income tax and excise tax positions, issues and tax accounting methods with respect to the registrant; and

•	amounts billed by the registrant’s independent principal accountant for assisting with changing the registrant’s State Farm Tax Advantaged Bond Fund’s series tax accounting calculation, which were paid by the registrant’s investment adviser, State Farm Investment Management Corp.

For the fiscal years ending December 31, 2015 and December 31, 2016, the nature of the tax services includes fees for consulting services provided to the registrant regarding changes in the organizational structure of the State Farm LifePath Funds.

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed for fiscal year ending December 31, 2016: $ 0

Billed for fiscal year ending December 31, 2015: $ 0

The nature of the services comprising the fees disclosed under this category: not applicable

(d)	All Other Fees

Billed to registrant for fiscal year ending December 31, 2016: $ 0

Billed to registrant for fiscal year ending December 31, 2015: $ 0

The nature of the services comprising the fees disclosed under this category include: not applicable

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed for fiscal year ending December 31, 2016: $ 0

Billed for fiscal year ending December 31, 2015: $ 0

The nature of the services comprising the fees disclosed under this category: not applicable

(e)(1)	The Audit Committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X are as follows:

The Audit Committee (the “Committee”) will approve and recommend to the Board, the selection, retention or termination of the independent registered public accountants of the Trust, and review the independent registered public accountant’s fees to determine whether those fees appear to be appropriate for the services rendered.

a.	Any engagement shall be pursuant to a written engagement letter approved by the Committee, which shall provide, among other things, that:

-	the Committee shall be directly responsible for the appointment, compensation and oversight of the independent registered public accountants; and

-	the independent registered public accountants shall report directly to the Committee.

b.	Pre-approve any engagement of the independent registered public accountants to provide any services (other than the prohibited non-audit services specified in section c. below) to the Trust, or to SFIMC [State Farm Investment Management Corp.] and any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust (if the engagement relates directly to the operations and financial reporting of the Trust), including the fees and other compensation to be paid to the independent registered public accountants. The Chairman of the Committee may grant such pre-approval provided the amount in question does not exceed $10,000. Any such delegated pre-approval shall be presented to the Committee by the Chairman at the next meeting of the Committee.

(1)	Pre-approval of non-audit services for the Trust is waived, if:

a.	the aggregate amount of all non-audit services provided to the Trust is less than 5% of the total fees paid by the Trust to its independent registered public accountants during the fiscal year in which the non-audit services are provided;

b.	the services were not recognized by management at the time of the engagement as non-audit services; and

c.	such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation as provided for above) prior to the completion of the audit.

(2)	Pre-approval of non-audit services for SFIMC or any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust is waived, if:

a.	the aggregate amount of all non-audit services provided is less than 5% of the total fees paid by the Trust, SFIMC and any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust to its independent registered public accountants during the fiscal year in which the non-audit services are provided that would have to be pre-approved;

b.	the services were not recognized by management at the time of the engagement as non-audit services; and

c.	such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation) prior to the completion of the audit.

c.	The independent registered public accountants shall not perform any of the following non-audit services for the Trust:

(1)	bookkeeping or other services related to the accounting records or financial statements of the Trust;

(2)	financial information systems design and implementation;

(3)	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

(4)	actuarial services;

(5)	internal audit outsourcing services;

(6)	management functions or human resources;

(7)	broker or dealer, investment adviser, or investment banking services;

(8)	legal services and expert services unrelated to the audit; and

(9)	any other services that the Public Company Accounting Oversight Board determines are impermissible.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were rendered to the registrant and approved by the Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

	Paragraph (b)	Paragraph (c)	Paragraph (d)
Fiscal year ending December 31, 2016:	not applicable	0%	not applicable
Fiscal year ending December 31, 2015:	not applicable	0%	not applicable

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X:

	Paragraph (b)	Paragraph (c)	Paragraph (d)
Fiscal year ending December 31, 2016:	not applicable	not applicable	not applicable
Fiscal year ending December 31, 2015:	not applicable	not applicable	not applicable

(f)	Not applicable.

(g)	Aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant:

Fiscal year ending December 31, 2016:     $ 150,668

Fiscal year ending December 31, 2015:     $ 98,538

Aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser):

Fiscal year ending December 31, 2016:     $ 0

Fiscal year ending December 31, 2015:     $ 0

Aggregate non-audit fees billed by the registrant’s accountant for services rendered to an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Fiscal year ending December 31, 2016:     $ 0

Fiscal year ending December 31, 2015:     $ 0

(h)	Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	INVESTMENTS.

(a)	The information required by this Item 6(a) is included as part of the report to shareholders under Item 1 of this Form N-CSR.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the State Farm Mutual Fund Trust Board of Trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer evaluated the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of this report (the “Evaluation Date”), and based on their evaluation as of the Evaluation Date of these controls and procedures as required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) (as applicable), concluded that the registrant’s disclosure controls and procedures are effective.

(b) No change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(b) Certification of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-14(b) or 240.15d-14(b))(as applicable), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350): Attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

State Farm Mutual Fund Trust

By	/s/ Joe R. Monk Jr.
Joe R. Monk Jr.
President

Date	March 1, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Joe R. Monk Jr.
Joe R. Monk Jr.
President

Date	March 1, 2017

By	/s/ Paul J. Smith
Paul J. Smith
Senior Vice President and Treasurer

Date	March 1, 2017